                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. ____

Post-Effective Amendment No.        37      (File No. 33-30770)        [X]

                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY (ACT OF 1940)

Amendment No.                       41      (File No. 811-5897)        [X]

RIVERSOURCE MARKET ADVANTAGE SERIES, INC.
50606 Ameriprise Financial Center
Minneapolis, MN 55474

Scott R. Plummer
5228 Ameriprise Financial Center
Minneapolis, MN  55474
(612) 671-1947

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box) [ ] immediately upon filing pursuant to paragraph (b)
[X] on March 30, 2007 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

      Prospectus

                                                         RIVERSOURCE [LOGO](R)
                                                                INVESTMENTS


      RIVERSOURCE(R)

      PORTFOLIO BUILDER SERIES


      PROSPECTUS MARCH 30, 2007

> THIS PROSPECTUS DESCRIBES SIX FUNDS, EACH OF WHICH INVESTS IN OTHER RIVERSOURCE(R) FUNDS. THE OBJECTIVE OF EACH FUND IS THE HIGHEST LEVEL OF TOTAL RETURN THAT IS CONSISTENT WITH AN ACCEPTABLE LEVEL OF RISK.

      RiverSource(R) Portfolio Builder Conservative Fund

      RiverSource(R) Portfolio Builder Moderate Conservative Fund

      RiverSource(R) Portfolio Builder Moderate Fund

      RiverSource(R) Portfolio Builder Moderate Aggressive Fund

      RiverSource(R) Portfolio Builder Aggressive Fund

      RiverSource(R) Portfolio Builder Total Equity Fund

      Classes A, B, C and R4


      As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


      You may qualify for sales charge discounts on purchases of Class A shares. Please notify your financial institution if you have other accounts holding shares of RiverSource funds to determine whether you qualify for a sales charge discount. See "Buying and Selling Shares" for more information.


      -----------------------------------------------------
      NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE
      -----------------------------------------------------

TABLE OF CONTENTS

THE FUND ..............................................................     3P

Objective .............................................................     3p

Principal Investment Strategies .......................................     3p

Principal Risks .......................................................     5p

Past Performance ......................................................     7p

Fees and Expenses .....................................................    14p

Other Investment Strategies and Risks .................................    22p

Fund Management and Compensation ......................................    22p


FINANCIAL HIGHLIGHTS ..................................................    24P

BUYING AND SELLING SHARES .............................................    S.1

Description of Share Classes ..........................................    S.1

   Investment Options -- Classes of Shares ............................    S.1

   Sales Charges ......................................................    S.2

   Opening an Account .................................................    S.5

Exchanging or Selling Shares ..........................................    S.7

   Exchanges ..........................................................    S.8

   Selling Shares .....................................................    S.9

VALUING FUND SHARES ...................................................   S.10

DISTRIBUTIONS AND TAXES ...............................................   S.10

Dividends and Capital Gain Distributions ..............................   S.10

Reinvestments .........................................................   S.10

Taxes .................................................................   S.11

GENERAL INFORMATION ...................................................   S.11


APPENDIX A: UNDERLYING FUNDS -- INVESTMENT OBJECTIVES AND STRATEGIES ..    A.1

APPENDIX B: UNDERLYING FUNDS -- RISKS .................................    B.1


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2P RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 PROSPECTUS

THE FUND

OBJECTIVE

THE OBJECTIVE OF EACH FUND IS THE HIGHEST LEVEL OF TOTAL RETURN THAT IS CONSISTENT WITH AN ACCEPTABLE LEVEL OF RISK. THE FOLLOWING PARAGRAPHS HIGHLIGHT THE OBJECTIVES AND COMPARE EACH FUND'S LEVELS OF RISK AND POTENTIAL FOR RETURN RELATIVE TO ONE ANOTHER.

      RIVERSOURCE PORTFOLIO BUILDER CONSERVATIVE FUND (CONSERVATIVE FUND) is designed for investors seeking the highest level of total return that is consistent with a conservative level of risk. The Fund invests primarily in fixed income securities and may be most appropriate for investors with a shorter investment horizon.

      RIVERSOURCE PORTFOLIO BUILDER MODERATE CONSERVATIVE FUND (MODERATE CONSERVATIVE FUND) is designed for investors seeking the highest level of total return that is consistent with a moderate conservative level of risk. The Fund invests primarily in fixed income securities and also invests a moderate amount in equity securities. The Fund may be most appropriate for investors with a short-to-intermediate investment horizon.

      RIVERSOURCE PORTFOLIO BUILDER MODERATE FUND (MODERATE FUND) is designed for investors seeking the highest level of total return that is consistent with a moderate level of risk. The Fund invests in a balance of fixed income and equity securities and may be most appropriate for investors with an intermediate investment horizon.

      RIVERSOURCE PORTFOLIO BUILDER MODERATE AGGRESSIVE FUND (MODERATE AGGRESSIVE FUND) is designed for investors seeking the highest level of total return that is consistent with a moderate aggressive level of risk. The Fund invests primarily in equity securities and also invests a moderate amount in fixed income securities. The Fund may be most appropriate for investors with an intermediate-to-long term investment horizon.

      RIVERSOURCE PORTFOLIO BUILDER AGGRESSIVE FUND (AGGRESSIVE FUND) is designed for investors seeking the highest level of total return that is consistent with an aggressive level of risk. The Fund invests primarily in equity securities and also invests a small amount in fixed income securities. The Fund may be most appropriate for investors with a longer investment horizon.

      RIVERSOURCE PORTFOLIO BUILDER TOTAL EQUITY FUND (TOTAL EQUITY FUND) is designed for investors seeking the highest level of total return that is consistent with a very aggressive level of risk. The Fund invests primarily in equity securities and may be most appropriate for investors with a long-term investment horizon.

Because any investment involves risk, achieving a Fund's objective cannot be guaranteed. Only shareholders can change the Fund's objective.


Conservative Fund, Moderate Conservative Fund, Moderate Fund, Moderate Aggressive Fund, Aggressive Fund and Total Equity Fund are singularly and collectively, where the context requires, referred to as either "the Fund," "each Fund" or "the Funds." The RiverSource funds in which the Funds invest are referred to as the underlying funds.


PRINCIPAL INVESTMENT STRATEGIES


The Funds are intended for investors who have an objective of achieving a high level of total return, but prefer to have investment decisions managed by professional money managers. Each Fund is a "fund of funds" and seeks to achieve its objective by investing in a combination of underlying funds for which RiverSource Investments, LLC (RiverSource Investments or the investment manager), or an affiliate acts as investment manager or principal underwriter. RiverSource Investments is the investment manager for each of the Funds. By investing in several different underlying funds, the Funds seek to minimize the risks inherent in investing in a single fund.


Each Fund's recommended portfolio is created by RiverSource Investments using the following allocation process.


ASSET CLASSES: The Capital Markets Committee, a group of RiverSource Investments investment professionals, provides initial guidance with respect to strategic asset allocation among the three main asset classes; equity, fixed income, and cash. The Asset Allocation Committee, comprised of three members of the portfolio management team, next determines what percentage of each Fund's assets should be invested in these three asset classes. They also determine the allocation, if any, to alternative investment strategies.



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RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 PROSPECTUS 3P

The mix of asset classes provides the first level of diversification for each Fund. Under normal market conditions, the following table shows the ranges within which the Asset Allocation Committee will make recommendations. Market appreciation or depreciation may cause the Fund to be outside the ranges.

                                              ASSET CLASS
------------------------------------------------------------------         ALTERNATIVE
FUND                                EQUITY    FIXED INCOME   CASH    INVESTMENT STRATEGIES
Conservative Fund                    15-25%      65-75%      5-15%            0-5%
Moderate Conservative Fund           30-40%      55-65%      0-10%            0-5%
Moderate Fund                        45-55%      45-55%       0-5%            0-5%
Moderate Aggressive Fund             60-70%      30-40%       0-5%            0-5%
Aggressive Fund                      75-85%      15-25%       0-5%            0-5%
Total Equity Fund                   95-100%          0%       0-5%            0-5%


The next step in the process is to determine allocation among investment categories within each asset class. This process provides the second level of diversification. Equity and fixed income investment categories follow:

o Within the equity allocation, the Asset Allocation Committee seeks to diversify by style (growth, value and core/blend), market capitalization (large, mid and small cap), and geographic location (both domestic and international). The equity allocation may also include exposure to real estate securities.

o Within the fixed income allocation, the Asset Allocation Committee seeks to diversify by including varying levels of interest rate, term, duration and credit exposure.

UNDERLYING FUNDS: The Fund Selection Committee, comprised of the full portfolio management team, then selects the underlying funds to represent each investment category. The selection process provides the third level of diversification within both equity and fixed income allocations. The selection of underlying funds is based primarily on the Fund Selection Committee's assessment of what mix of general risk and return characteristics will meet each Fund's goal. When selecting underlying funds, the Fund Selection Committee considers historical performance, risk/return characteristics, and manager tenure. The following section shows which underlying funds are within each asset class. A description of the underlying funds' investment goals and strategies is included in Appendix A. A description of the principal risks associated with these underlying funds is included in Appendix B.

ASSET CLASS


Each of the Funds, including Funds designed with a more conservative level of risk, such as Conservative Fund and Moderate Conservative Fund, may invest in any underlying fund available within the category. A Fund's allocation to certain underlying funds may result in exposure to investments that may pose increased risk, including, for example, risks associated with securities issued by smaller capitalization companies, securities issued by companies located in emerging markets, and non-investment grade floating rate loans and bonds (commonly referred to as "high-yield" securities or "junk").

EQUITY: RiverSource Aggressive Growth Fund, RiverSource Disciplined Equity Fund, RiverSource Disciplined International Equity Fund, RiverSource Disciplined Large Cap Growth Fund (when available, expected May 2007), RiverSource Disciplined Small and Mid Cap Equity Fund, RiverSource Disciplined Small Cap Value Fund, RiverSource Diversified Equity Income Fund, RiverSource Dividend Opportunity Fund, RiverSource Emerging Markets Fund, RiverSource Equity Value Fund, RiverSource European Equity Fund, RiverSource Fundamental Growth Fund, RiverSource Fundamental Value Fund, RiverSource Global Technology Fund, RiverSource Growth Fund, RiverSource International Aggressive Growth Fund, RiverSource International Equity Fund, RiverSource International Opportunity Fund, RiverSource International Select Value Fund, RiverSource International Small Cap Fund, RiverSource Large Cap Equity Fund, RiverSource Large Cap Value Fund, RiverSource Mid Cap Growth Fund, RiverSource Mid Cap Value Fund, RiverSource Precious Metals and Mining Fund, RiverSource Real Estate Fund, RiverSource Select Value Fund, RiverSource Small Cap Advantage Fund, RiverSource Small Cap Equity Fund, RiverSource Small Cap Growth Fund, RiverSource Small Cap Value Fund and RiverSource Value Fund.


FIXED INCOME: RiverSource Core Bond Fund, RiverSource Diversified Bond Fund, RiverSource Emerging Markets Bond Fund, RiverSource Floating Rate Fund, RiverSource Global Bond Fund, RiverSource High Yield Bond Fund, RiverSource Income Opportunities Fund, RiverSource Inflation Protected Securities Fund, RiverSource Limited Duration Bond Fund, RiverSource Short Duration U.S. Government Fund and RiverSource U.S. Government Mortgage Fund.

CASH: RiverSource Cash Management Fund.


ALTERNATIVE INVESTMENT STRATEGIES: RiverSource Absolute Return Currency and Income Fund.



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4P RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 PROSPECTUS

The Fund Selection Committee monitors the underlying fund selections to ensure that they meet the asset class and investment category allocations over time. The Committee may periodically rebalance each Fund's investments in the underlying funds to bring the Funds back within their target ranges. RiverSource Investments, without seeking approval from shareholders, may modify the underlying fund allocations or, subject to approval of the Fund's Board of Directors (Board), may modify the range of asset class allocations.


A Fund may sell underlying funds in order to accommodate redemptions of the Fund's shares, to change the percentage of its assets invested in certain underlying funds in response to economic or market conditions, and to maintain or modify the proportion of its assets among the various asset classes. RiverSource Investments seeks to minimize the impact of the Funds' purchases and redemptions of shares of the underlying funds by implementing them over a reasonable timeframe. In addition, because RiverSource Investments earns different fees from the underlying funds, in determining the allocation of the Funds among the underlying funds, RiverSource Investments may have an economic conflict of interest. RiverSource Investments will report to the Fund's Board on the steps it has taken to manage any potential conflicts.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Funds include specific risks relating to the investment in the Funds based on their investment processes, and certain general risks based on their "funds of funds" structure. These are identified below.

AFFILIATED FUND RISK. The risk that the investment manager may have potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, the investment manager is a fiduciary to the Funds and is legally obligated to act in their best interests when selecting underlying funds, without taking fees into consideration.

ACTIVE MANAGEMENT/ALLOCATION RISK. The risk that the investment manager's evaluations regarding asset classes or underlying funds may be incorrect. There is no guarantee that the underlying funds will achieve their investment objectives. There is also a risk that the selected underlying funds' performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative underlying funds that could have been selected to represent the asset class.


DIVERSIFICATION RISK. Although most of the underlying funds are diversified funds, because each Fund invests in a limited number of underlying funds, it is considered a non-diversified fund. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the Fund's performance, the Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

RISKS OF UNDERLYING FUNDS IN WHICH THE FUNDS INVEST. By investing in many underlying funds, the Funds have exposure to the risks of many areas of the market. Additionally, each Fund is structured with a different risk/return profile. There are common risks that apply to both equity and fixed income underlying funds and specific equity and fixed income underlying fund risks. These are set forth below, and are different for each Fund. For example, Total Equity Fund is subject to the common and equity risks, but not fixed income risks. For the other Funds, the risks set forth below are typically greater for Moderate Fund relative to Conservative Fund, and greater still for Aggressive Fund relative to both Moderate Fund and Conservative Fund. For example, if you invested in Aggressive Fund, you will typically have greater exposure to the risks set forth below. A description of the more common risks to which the underlying funds (and thus, the Funds) would be subjected are identified below. A more complete list of principal risks associated with direct investment in the underlying funds is set forth in Appendix B. Additional risks of the underlying funds are set forth in the SAI.


COMMON RISKS


ACTIVE MANAGEMENT RISK. Each underlying fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the underlying fund's investment objectives. Due to their active management, the underlying funds could underperform other mutual funds with similar investment objectives.

DERIVATIVES RISK. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, options, futures, indices or currencies. Just as with securities in which the underlying funds invest directly, derivatives are subject to a number of risks, including market, correlation, liquidity, interest rate and credit risk. In addition, gains or losses involving derivatives may be substantial, because a relatively small price movement in the underlying security, currency or index may result in a substantial gain or loss for an underlying fund. An underlying fund will suffer a loss in connection with the investment manager's use of derivative instruments if prices do not move in the direction anticipated by the investment manager when entering into the derivative instrument.



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RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 PROSPECTUS 5P

FOREIGN/EMERGING MARKETS RISK. The following are all components of foreign/emerging markets risk:

Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever an underlying fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small companies and for certain specialized instruments such as floating rate loans, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in value securities, may cause a fund to underperform other mutual funds if that style falls out of favor with the market.

EQUITY RISKS


QUANTITATIVE MODEL RISK. Certain underlying funds employ quantitative methods that may result in performance different from the market as a whole as a result of the factors used in the quantitative method, the weight placed on each factor, and changes in the factors' historical trends. There can be no assurance that the methodology will enable these underlying funds to achieve their objectives.

REAL ESTATE SECTOR RISK. Investments in real estate related securities include the risk of fluctuation in the value of underlying properties, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory occurrences affecting the real estate industry. In addition, investment in Real Estate Investment Trusts (REITs) requires specialized management skills. REITs may have limited financial resources, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities, including changes in interest rates and the quality of credit extended.

SMALL AND MID-SIZED COMPANY RISK. Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification experience and competitive strengths of larger companies. Additionally, in many instances, the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.


FIXED INCOME RISKS

COUNTERPARTY RISK. Counterparty risk is the risk that a counterparty to a security or loan held by an underlying fund becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. There may be significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.


CREDIT RISK. Credit risk is the risk that the issuer of a security or a loan will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a bond, a note or a loan. Rating agencies assign credit ratings to certain loans and other debt securities to indicate their credit risk. The price of a loan or other debt security generally will fall if the borrower or the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the borrower's or the issuer's credit rating or other news affects the market's perception of the borrower's or the issuer's credit risk. If the issuer of a floating rate or fixed rate loan declares bankruptcy or is declared bankrupt, there may be a delay before an underlying fund can act on the collateral securing the loan, which may adversely affect the underlying fund. Further, there is a risk that a court could take action with respect



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6P RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 PROSPECTUS to a floating rate loan adverse to the holders of the loan, such as invalidating the loan, the lien on the collateral, the priority status of the loan, or ordering the refund of interest previously paid by the borrower. Any such actions by a court could adversely affect the underlying fund's performance. If an underlying fund purchases unrated loans or other debt securities, or if the rating of a loan or security is reduced after purchase, the underlying fund will depend on the investment manager's analysis of credit risk more heavily than usual. Non-investment grade loans or securities, commonly called "high-yield" or "junk," may react more to perceived changes in the ability of the borrower or issuing entity to pay interest and principal when due than to changes in interest rates. Non-investment grade loans or securities have greater price fluctuations and are more likely to experience a default than investment grade loans or securities. A default or expected default of a debt security or floating rate loan could also make it difficult for the underlying fund to sell the debt security or loan at a price approximating the value previously placed on it.


INFLATION PROTECTED SECURITIES RISK. Inflation-protected debt securities tend to react to change in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, these securities may generate no income at all.


INTEREST RATE RISK. Interest rate risk is the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates.

PREPAYMENT AND EXTENSION RISK. Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid, or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage-backed securities and floating rate loans. If a loan or security is converted, prepaid, or redeemed before maturity, particularly during a time of declining interest rates or declining spreads, the portfolio managers may not be able to reinvest in securities or loans providing as high a level of income, resulting in a reduced yield to the underlying fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases. The investment manager may be unable to capitalize on securities with higher interest rates or wider spreads because the underlying fund's investments are locked in at a lower rate for a longer period of time.

ISSUER RISK. An issuer, or the value of its stocks or bonds, may perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructuring, fraudulent disclosures or other factors.


PAST PERFORMANCE


The following bar chart and table provide some illustration of the risks of investing in the Funds by showing, respectively:


o how the Fund's performance has varied for each full calendar year shown on the bar chart; and


o how the Fund's average annual total returns compare to recognized indices shown on the table.

Both the bar chart and the table assume that all distributions have been reinvested. The performance of different classes varies because of differences in sales charges and other fees and expenses. How the Funds have performed in the past (before and after taxes) does not indicate how the Funds will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.


Bar Chart. Class A share information is shown in the bar chart; the sales charge for Class A shares is not reflected in the bar chart.


Table. The table shows total returns from hypothetical investments in Class A, Class B, Class C and Class R4 shares of the Funds. These returns are compared to the indices shown for the same periods. For purposes of the performance calculation in the table we assumed:


o     the maximum sales charge for Class A shares;

o sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares;


o     no sales charge for Class R4 shares; and

o with the exception of Class A shares, no adjustments for taxes paid by an investor on the reinvested income and capital gains.



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RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 PROSPECTUS 7P

AFTER-TAX RETURNS

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

The return after taxes on distributions for a period may be the same as the return before taxes for the same period if there were no distributions or if the distributions were small. The return after taxes on distributions and sale of Fund shares for a period may be greater than the return before taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) may result in a higher return.

                CONSERVATIVE FUND -- CLASS A SHARE PERFORMANCE
                           (BASED ON CALENDAR YEARS)

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

+3.25%         +6.39%
---------------------
 2005           2006


During the periods shown in the bar chart, the highest return for a calendar quarter was +2.91% (quarter ended Sept. 30, 2006) and the lowest return for a calendar quarter was -1.01% (quarter ended March 31, 2005).


The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.


The Fund's Class A year-to-date return at Dec. 31, 2006 was +6.39%.


            MODERATE CONSERVATIVE FUND -- CLASS A SHARE PERFORMANCE
                           (BASED ON CALENDAR YEARS)

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

+4.07%         +9.00%
---------------------
 2005           2006


During the periods shown in the bar chart, the highest return for a calendar quarter was +3.98% (quarter ended Dec. 31, 2006) and the lowest return for a calendar quarter was -1.40% (quarter ended March 31, 2005).


The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.


The Fund's Class A year-to-date return at Dec. 31, 2006 was +9.00%.



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8P RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 PROSPECTUS

                  MODERATE FUND -- CLASS A SHARE PERFORMANCE
                           (BASED ON CALENDAR YEARS)

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

+5.36%         +11.24%
----------------------
2005            2006


During the periods shown in the bar chart, the highest return for a calendar quarter was +4.94% (quarter ended Dec. 31, 2006) and the lowest return for a calendar quarter was -1.50% (quarter ended March 31, 2005).


The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.


The Fund's Class A year-to-date return at Dec. 31, 2006 was +11.24%.


             MODERATE AGGRESSIVE FUND -- CLASS A SHARE PERFORMANCE
                           (BASED ON CALENDAR YEARS)

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

+6.36%         +12.76%
----------------------
 2005           2006


During the periods shown in the bar chart, the highest return for a calendar quarter was +5.82% (quarter ended Dec. 31, 2006) and the lowest return for a calendar quarter was -1.72% (quarter ended March 31, 2005).


The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.


The Fund's Class A year-to-date return at Dec. 31, 2006 was +12.76%.



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RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 PROSPECTUS 9P

                 AGGRESSIVE FUND -- CLASS A SHARE PERFORMANCE
                           (BASED ON CALENDAR YEARS)

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

+7.71%         +14.72%
----------------------
 2005           2006


During the periods shown in the bar chart, the highest return for a calendar quarter was +6.81% (quarter ended Dec. 31, 2006) and the lowest return for a calendar quarter was -2.10% (quarter ended June 30, 2006).


The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.


The Fund's Class A year-to-date return at Dec. 31, 2006 was +14.72%.


                TOTAL EQUITY FUND -- CLASS A SHARE PERFORMANCE
                           (BASED ON CALENDAR YEARS)

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

+9.04%         +16.58%
----------------------
 2005           2006


During the periods shown in the bar chart, the highest return for a calendar quarter was +7.81% (quarter ended Dec. 31, 2006) and the lowest return for a calendar quarter was -2.61% (quarter ended June 30, 2006).


The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.


The Fund's Class A year-to-date return at Dec. 31, 2006 was +16.58%.



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10P RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 PROSPECTUS

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2006)


                                                                                                                     SINCE
                                                                                                                   INCEPTION
                                                                                                   1 YEAR    (CLASSES A, B, C & R4)
CONSERVATIVE FUND:

   Class A

      Return before taxes                                                                           +1.33%          +3.05%(a)
      Return after taxes on distributions                                                           -0.15%          +1.92%(a)
      Return after taxes on distributions and sale of fund shares                                   +1.08%          +1.99%(a)

   Class B

      Return before taxes                                                                           +0.61%          +2.73%(a)

   Class C

      Return before taxes                                                                           +4.66%          +4.07%(a)
   Class R4*
      Return before taxes                                                                           +6.63%          +5.02%(a)
   Lehman Brothers Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)         +4.33%          +3.23%(b)
   Russell 3000(R) Index (reflects no deduction for fees, expenses or taxes)                       +16.72%         +10.55%(b)
   Citigroup 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)   +4.76%          +3.11%(b)
   MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)                             +26.86%         +20.15%(b)
   Blended Index (reflects no deduction for fees, expenses or taxes)                                +7.01%          +5.05%(b)


MODERATE CONSERVATIVE FUND:

   Class A

      Return before taxes                                                                           +3.82%          +4.89%(a)
      Return after taxes on distributions                                                           +2.19%          +3.65%(a)
      Return after taxes on distributions and sale of fund shares                                   +2.89%          +3.52%(a)

   Class B

      Return before taxes                                                                           +3.11%          +4.60%(a)

   Class C

      Return before taxes                                                                           +7.22%          +5.92%(a)
   Class R4*
      Return before taxes                                                                           +9.10%          +6.87%(a)
   Lehman Brothers Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)         +4.33%          +3.23%(b)
   Russell 3000(R) Index (reflects no deduction for fees, expenses or taxes)                       +16.72%         +10.55%(b)
   MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)                             +26.86%         +20.15%(b)
   Citigroup 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)   +4.76%          +3.11%(b)
   Blended Index (reflects no deduction for fees, expenses or taxes)                                +8.99%          +6.39%(b)



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RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 PROSPECTUS 11P

                                                                                                                     SINCE
                                                                                                                   INCEPTION
                                                                                                   1 YEAR    (CLASSES A, B, C & R4)
MODERATE FUND:

   Class A

      Return before taxes                                                                           +4.85%          +6.20%(a)
      Return after taxes on distributions                                                           +3.14%          +4.94%(a)
      Return after taxes on distributions and sale of fund shares                                   +3.67%          +4.66%(a)

   Class B

      Return before taxes                                                                           +5.37%          +6.36%(a)

   Class C

      Return before taxes                                                                           +9.38%          +7.64%(a)
   Class R4*
      Return before taxes                                                                          +11.44%          +8.71%(a)
   Lehman Brothers Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)         +4.33%          +3.23%(b)
   Russell 3000(R) Index (reflects no deduction for fees, expenses or taxes)                       +16.72%         +10.55%(b)
   MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)                             +26.86%         +20.15%(b)
   Blended Index (reflects no deduction for fees, expenses or taxes)                               +10.99%          +7.72%(b)


MODERATE AGGRESSIVE FUND:

   Class A

      Return before taxes                                                                           +6.28%          +7.20%(a)
      Return after taxes on distributions                                                           +4.59%          +6.02%(a)
      Return after taxes on distributions and sale of fund shares                                   +4.73%          +5.59%(a)

   Class B

      Return before taxes                                                                           +6.99%          +7.42%(a)

   Class C

      Return before taxes                                                                          +11.02%          +8.66%(a)
   Class R4*
      Return before taxes                                                                          +12.96%          +9.69%(a)
   Russell 3000(R) Index (reflects no deduction for fees, expenses or taxes)                       +16.72%         +10.55%(b)
   Lehman Brothers Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)         +4.33%          +3.23%(b)
   MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)                             +26.86%         +20.15%(b)
   Blended Index (reflects no deduction for fees, expenses or taxes)                               +13.04%          +9.05%(b)


AGGRESSIVE FUND:

   Class A

      Return before taxes                                                                           +8.13%           +8.38%(a)
      Return after taxes on distributions                                                           +6.50%           +7.31%(a)
      Return after taxes on distributions and sale of fund shares                                   +6.09%           +6.70%(a)

   Class B

      Return before taxes                                                                           +8.83%           +8.63%(a)

   Class C

      Return before taxes                                                                          +12.86%           +9.80%(a)
   Class R4*
      Return before taxes                                                                          +14.91%          +10.86%(a)
   Russell 3000(R) Index (reflects no deduction for fees, expenses or taxes)                       +16.72%          +10.55%(b)
   Lehman Brothers Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)         +4.33%           +3.23%(b)
   MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)                             +26.86%          +20.15%(b)
   Blended Index (reflects no deduction for fees, expenses or taxes)                               +15.12%          +10.37%(b)



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12P RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 PROSPECTUS

                                                                                                                    SINCE
                                                                                                                   INCEPTION
                                                                                                   1 YEAR    (CLASSES A, B, C & R4)
TOTAL EQUITY FUND:

   Class A

      Return before taxes                                                                           +9.89%          +9.62%(a)
      Return after taxes on distributions                                                           +8.19%          +8.57%(a)
      Return after taxes on distributions and sale of fund shares                                   +7.40%          +7.82%(a)

   Class B

      Return before taxes                                                                          +10.61%          +9.89%(a)

   Class C

      Return before taxes                                                                          +14.61%         +11.06%(a)
   Class R4*
      Return before taxes                                                                          +16.75%         +12.13%(a)
   Russell 3000(R) Index (reflects no deduction for fees, expenses or taxes)                       +16.72%         +10.55%(b)
   MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)                             +26.86%         +20.15%(b)
   Blended Index (reflects no deduction for fees, expenses or taxes)                               +17.92%         +12.13%(b)

 *    Effective Dec. 11, 2006 Class Y was renamed Class R4.


(a)   Inception date is March 4, 2004.

(b)   Measurement period started March 1, 2004.


Conservative Fund compares its performance to the Lehman Brothers Aggregate Bond Index and the Russell 3000 Index, as well as to a Blended Index, consisting of 70% Lehman Brothers Aggregate Bond Index, 14% Russell 3000 Index, 10% Citigroup 3-Month U.S. Treasury Bill Index and 6% MSCI EAFE Index. Prior to April 1, 2007, the Blended Index consisted of 70% Lehman Brothers Aggregate Bond Index, 16% Russell 3000 Index, 10% Citigroup 3-Month U.S. Treasury Bill Index and 4% MSCI EAFE Index. The change to the Blended Index was made to better reflect the Conservative Fund's investment strategies. The Citigroup 3-Month U.S. Treasury Bill Index and the MSCI EAFE Index are shown in the table because they are separate components of the Blended Index.

Moderate Conservative Fund compares its performance to the Lehman Brothers Aggregate Bond Index and the Russell 3000 Index, as well as to a Blended Index, consisting of 60% Lehman Brothers Aggregate Bond Index, 25% Russell 3000 Index, 10% MSCI EAFE Index and 5% Citigroup 3-Month U.S. Treasury Bill Index. Prior to April 1, 2007, the Blended Index consisted of 60% Lehman Brothers Aggregate Bond Index, 28% Russell 3000 Index, 7% MSCI EAFE Index and 5% Citigroup 3-Month U.S. Treasury Bill Index. The change to the Blended Index was made to better reflect the Moderate Conservative Fund's investment strategies. The MSCI EAFE Index and the Citigroup 3-Month U.S. Treasury Bill Index are shown in the table because they are separate components of the Blended Index.

Moderate Fund compares its performance to the Lehman Brothers Aggregate Bond Index and the Russell 3000 Index, as well as to a Blended Index, consisting of 50% Lehman Brothers Aggregate Bond Index, 35% Russell 3000 Index and 15% MSCI EAFE Index. Prior to April 1, 2007, the Blended Index consisted of 50% Lehman Brothers Aggregate Bond Index, 40% Russell 3000 Index and 10% MSCI EAFE Index. The change to the Blended Index was made to better reflect the Moderate Fund's investment strategies. The MSCI EAFE Index is shown in the table because it is a separate component of the Blended Index.

Moderate Aggressive Fund compares its performance to the Russell 3000 Index and the Lehman Brothers Aggregate Bond Index, as well as to a Blended Index, consisting of 35% Lehman Brothers Aggregate Bond Index, 46% Russell 3000 Index and 19% MSCI EAFE Index. Prior to April 1, 2007, the Blended Index consisted of 35% Lehman Brothers Aggregate Bond Index, 52% Russell 3000 Index and 13% MSCI EAFE Index. The change to the Blended Index was made to better reflect the Moderate Aggressive Fund's investment strategies. The MSCI EAFE Index is shown in the table because it is a separate component of the Blended Index.

Aggressive Fund compares its performance to the Russell 3000 Index and the Lehman Brothers Aggregate Bond Index, as well as to a Blended Index, consisting of 20% Lehman Brothers Aggregate Bond Index, 56% Russell 3000 Index and 24% MSCI EAFE Index. Prior to April 1, 2007, the Blended Index consisted of 20% Lehman Brothers Aggregate Bond Index, 64% Russell 3000 Index and 16% MSCI EAFE Index. The change to the Blended Index was made to better reflect the Aggressive Fund's investment strategies. The MSCI EAFE Index is shown in the table because it is a separate component of the Blended Index.

Total Equity Fund compares its performance to the Russell 3000 Index, as well as to a Blended Index, consisting of 70% Russell 3000 Index and 30% MSCI EAFE Index. Prior to April 1, 2007, the Blended Index consisted of 80% Russell 3000 Index and 20% MSCI EAFE Index. The change to the Blended Index was made to better reflect the Total Equity Fund's investment strategies. The MSCI EAFE Index is shown in the table because it is a separate component of the Blended Index.

The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The Citigroup 3-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury Bills. The indices reflect reinvestment of all distributions and changes in market prices.



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RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 PROSPECTUS 13P

FEES AND EXPENSES


Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of a Fund. By investing in a Fund, you will incur not only the expenses of the Fund, but also a proportionate share of the expenses of the underlying funds held by the Fund. Each Fund invests in Class I shares of the underlying funds, which are not subject to distribution fees and pay only a nominal transfer agency fee. Class I shares are available exclusively to certain institutional investors. You may invest in the underlying funds directly. Expenses (including expenses of the underlying funds) are based on the Fund's most recent fiscal year, adjusted to reflect current fees.


Conservative Fund


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                         MAXIMUM SALES CHARGE                MAXIMUM DEFERRED SALES CHARGE
                                     (LOAD) IMPOSED ON PURCHASES        (LOAD) IMPOSED ON SALES (AS A PERCENTAGE
                                  (AS A PERCENTAGE OF OFFERING PRICE)     OF OFFERING PRICE AT TIME OF PURCHASE)
Class A                                          4.75%(a)                                 None
Class B                                           None                                      5%
Class C                                           None                                      1%
Class R4(b)                                       None                                    None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS:

                                                                                                                    TOTAL FUND AND
                                                                                      TOTAL       ACQUIRED FUND      ACQUIRED FUND
                                                      TOTAL ANNUAL   FEE WAIVER/   ANNUAL (NET)  (UNDERLYING FUND) (UNDERLYING FUND)
                 MANAGEMENT DISTRIBUTION   OTHER     FUND OPERATING    EXPENSE    FUND OPERATING     FEES AND          FEES AND
                    FEES    (12b-1) FEES EXPENSES(c)    EXPENSES    REIMBURSEMENT  EXPENSES(d)   EXPENSES(e),(f)      EXPENSES(f)
Class A             0.00%       0.25%       0.24%        0.49%         0.00%           0.49%          0.63%            1.12%
Class B             0.00%       1.00%       0.25%        1.25%         0.00%           1.25%          0.63%            1.88%
Class C             0.00%       1.00%       0.25%        1.25%         0.00%           1.25%          0.63%            1.88%
Class R4(b)         0.00%       0.00%       0.43%        0.43%         0.05%           0.38%          0.63%            1.01%

(a) This charge may be reduced depending on the value of your total investments in RiverSource funds. See "Sales Charges."

(b)   Effective Dec. 11, 2006, the following changes were implemented:
      renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement.

(c) Other expenses include an administrative services fee, a transfer agency fee, a custody fee, other nonadvisory expenses and, for Class R4, a plan administration services fee.

(d) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Jan. 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses (excluding fees and expenses of acquired funds) will not exceed 0.51% for Class A; 1.27% for Class B; 1.27% for Class C and 0.38% for Class R4.

(e) In addition to the total annual Fund operating expenses that the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the acquired funds in which the Fund invests. The Fund's "Acquired fund
      (underlying fund) fees and expense," based on its allocations in the acquired funds, is as shown. Because acquired funds will have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred by the Fund with respect to such investments will vary.

(f) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses for Class I shares on a number of acquired funds until the end of the acquired funds' next fiscal year end, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund.
      Before taking the fee waivers into account, the "Acquired fund
      (underlying fund) fees and expense," would have been 0.69% for all classes. The "Total fund and acquired fund (underlying fund) fees and expenses" would have been 1.18% for Class A, 1.94% for Class B, 1.94% for Class C and 1.07% for Class R4.



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14P RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 PROSPECTUS

Moderate Conservative Fund


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                         MAXIMUM SALES CHARGE                MAXIMUM DEFERRED SALES CHARGE
                                     (LOAD) IMPOSED ON PURCHASES        (LOAD) IMPOSED ON SALES (AS A PERCENTAGE
                                  (AS A PERCENTAGE OF OFFERING PRICE)     OF OFFERING PRICE AT TIME OF PURCHASE)
Class A                                          4.75%(a)                                  None
Class B                                           None                                       5%
Class C                                           None                                       1%
Class R4(b)                                       None                                     None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS:

                                                                                                                      TOTAL FUND AND
                                                                                       TOTAL        ACQUIRED FUND      ACQUIRED FUND
                                                     TOTAL ANNUAL    FEE WAIVER/    ANNUAL (NET)   (UNDERLYING FUND)    (UNDERLYING
             MANAGEMENT  DISTRIBUTION    OTHER      FUND OPERATING    EXPENSE      FUND OPERATING      FEES AND       FUND) FEES AND
                FEES     (12b-1) FEES  EXPENSES(c)     EXPENSES     REIMBURSEMENT   EXPENSES(d)    EXPENSES(e),(f)      EXPENSES(f)
Class A         0.00%        0.25%        0.19%         0.44%          0.00%            0.44%           0.69%            1.13%
Class B         0.00%        1.00%        0.19%         1.19%          0.00%            1.19%           0.69%            1.88%
Class C         0.00%        1.00%        0.19%         1.19%          0.00%            1.19%           0.69%            1.88%
Class R4(b)     0.00%        0.00%        0.38%         0.38%          0.06%            0.32%           0.69%            1.01%

(a) This charge may be reduced depending on the value of your total investments in RiverSource funds. See "Sales Charges."

(b)   Effective Dec. 11, 2006, the following changes were implemented:
      renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement.

(c) Other expenses include an administrative services fee, a transfer agency fee, a custody fee, other nonadvisory expenses and, for Class R4, a plan administration services fee.

(d) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Jan. 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses (excluding fees and expenses of acquired funds) will not exceed 0.51% for Class A; 1.27% for Class B; 1.27% for Class C and 0.32% for Class R4.

(e) In addition to the total annual Fund operating expenses that the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the acquired funds in which the Fund invests. The Fund's "Acquired fund
      (underlying fund) fees and expense," based on its allocations in the acquired funds, is as shown. Because acquired funds will have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred by the Fund with respect to such investments will vary.

(f) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses for Class I shares on a number of acquired funds until the end of the acquired funds' next fiscal year end, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund.
      Before taking the fee waivers into account, the "Acquired fund
      (underlying fund) fees and expense," would have been 0.73% for all classes. The "Total fund and acquired fund (underlying fund) fees and expenses" would have been 1.17% for Class A, 1.92% for Class B, 1.92% for Class C and 1.05% for Class R4.



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RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 PROSPECTUS 15P

Moderate Fund


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                  MAXIMUM SALES CHARGE (LOAD)             MAXIMUM DEFERRED SALES CHARGE
                     IMPOSED ON PURCHASES           (LOAD) IMPOSED ON SALES (AS A PERCENTAGE
              (AS A PERCENTAGE OF OFFERING PRICE)    OF OFFERING PRICE AT TIME OF PURCHASE)
Class A                    5.75%(a)                                   None
Class B                     None                                        5%
Class C                     None                                        1%
Class R4(b)                 None                                      None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS:

                                                                                                                      TOTAL FUND AND
                                                                                       TOTAL         ACQUIRED FUND     ACQUIRED FUND
                                                     TOTAL ANNUAL    FEE WAIVER/    ANNUAL (NET)   (UNDERLYING FUND)   (UNDERLYING
             MANAGEMENT  DISTRIBUTION    OTHER      FUND OPERATING     EXPENSE     FUND OPERATING      FEES AND       FUND) FEES AND
                FEES     (12b-1) FEES  EXPENSES(c)     EXPENSES     REIMBURSEMENT   EXPENSES (d)    EXPENSES(e),(f)     EXPENSES(f)
Class A        0.00%         0.25%        0.18%          0.43%          0.00%          0.43%             0.75%            1.18%
Class B        0.00%         1.00%        0.19%          1.19%          0.00%          1.19%             0.75%            1.94%
Class C        0.00%         1.00%        0.19%          1.19%          0.00%          1.19%             0.75%            1.94%
Class R4(b)    0.00%         0.00%        0.36%          0.36%          0.05%          0.31%             0.75%            1.06%

(a) This charge may be reduced depending on the value of your total investments in RiverSource funds. See "Sales Charges."

(b)   Effective Dec. 11, 2006, the following changes were implemented:
      renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement.

(c) Other expenses include an administrative services fee, a transfer agency fee, a custody fee, other nonadvisory expenses and, for Class R4, a plan administration services fee.

(d) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Jan. 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses (excluding fees and expenses of acquired funds) will not exceed 0.51% for Class A; 1.27% for Class B; 1.27% for Class C and 0.31% for Class R4.

(e) In addition to the total annual Fund operating expenses that the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the acquired funds in which the Fund invests. The Fund's "Acquired fund
      (underlying fund) fees and expense," based on its allocations in the acquired funds, is as shown. Because acquired funds will have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred by the Fund with respect to such investments will vary.

(f) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses for Class I shares on a number of acquired funds until the end of the acquired funds' next fiscal year end, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund.
      Before taking the fee waivers into account, the "Acquired fund
      (underlying fund) fees and expense," would have been 0.78% for all classes. The "Total fund and acquired fund (underlying fund) fees and expenses" would have been 1.21% for Class A, 1.97% for Class B, 1.97% for Class C and 1.09% for Class R4.



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16P RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 PROSPECTUS

Moderate Aggressive Fund


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                      MAXIMUM SALES CHARGE               MAXIMUM DEFERRED SALES CHARGE
                  (LOAD) IMPOSED ON PURCHASES       (LOAD) IMPOSED ON SALES (AS A PERCENTAGE
              (AS A PERCENTAGE OF OFFERING PRICE)    OF OFFERING PRICE AT TIME OF PURCHASE)
Class A                    5.75%(a)                                   None
Class B                     None                                        5%
Class C                     None                                        1%
Class R4(b)                 None                                      None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS:

                                                                                                                      TOTAL FUND AND
                                                                                       TOTAL         ACQUIRED FUND     ACQUIRED FUND
                                                     TOTAL ANNUAL    FEE WAIVER/    ANNUAL (NET)   (UNDERLYING FUND)   (UNDERLYING
             MANAGEMENT  DISTRIBUTION     OTHER     FUND OPERATING     EXPENSE     FUND OPERATING      FEES AND       FUND) FEES AND
               FEES      (12b-1) FEES  EXPENSES(c)     EXPENSES     REIMBURSEMENT   EXPENSES (d)    EXPENSES(e),(f)     EXPENSES(f)
Class A        0.00%         0.25%        0.21%          0.46%          0.00%          0.46%            0.79%             1.25%
Class B        0.00%         1.00%        0.22%          1.22%          0.00%          1.22%            0.79%             2.01%
Class C        0.00%         1.00%        0.22%          1.22%          0.00%          1.22%            0.79%             2.01%
Class R4(b)    0.00%         0.00%        0.37%          0.37%          0.03%          0.34%            0.79%             1.13%

(a) This charge may be reduced depending on the value of your total investments in RiverSource funds. See "Sales Charges."

(b)   Effective Dec. 11, 2006, the following changes were implemented:
      renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement.

(c) Other expenses include an administrative services fee, a transfer agency fee, a custody fee, other nonadvisory expenses and, for Class R4, a plan administration services fee.

(d) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Jan. 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses (excluding fees and expenses of acquired funds) will not exceed 0.51% for Class A; 1.27% for Class B; 1.27% for Class C and 0.34% for Class R4.

(e) In addition to the total annual Fund operating expenses that the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the acquired funds in which the Fund invests. The Fund's "Acquired fund
      (underlying fund) fees and expense," based on its allocations in the acquired funds, is as shown. Because acquired funds will have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred by the Fund with respect to such investments will vary.

(f) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses for Class I shares on a number of acquired funds until the end of the acquired funds' next fiscal year end, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund.
      Before taking the fee waivers into account, the "Acquired fund
      (underlying fund) fees and expense," would have been 0.82% for all classes. The "Total fund and acquired fund (underlying fund) fees and expenses" would have been 1.28% for Class A, 2.04% for Class B, 2.04% for Class C and 1.16% for Class R4.



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RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 PROSPECTUS 17P

Aggressive Fund


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                      MAXIMUM SALES CHARGE               MAXIMUM DEFERRED SALES CHARGE
                  (LOAD) IMPOSED ON PURCHASES       (LOAD) IMPOSED ON SALES (AS A PERCENTAGE
              (AS A PERCENTAGE OF OFFERING PRICE)    OF OFFERING PRICE AT TIME OF PURCHASE)
Class A                    5.75%(a)                                   None
Class B                     None                                        5%
Class C                     None                                        1%
Class R4(b)                 None                                      None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS:

                                                                                                                      TOTAL FUND AND
                                                                                       TOTAL         ACQUIRED FUND     ACQUIRED FUND
                                                     TOTAL ANNUAL    FEE WAIVER/    ANNUAL (NET)   (UNDERLYING FUND)   (UNDERLYING
             MANAGEMENT  DISTRIBUTION     OTHER     FUND OPERATING     EXPENSE     FUND OPERATING      FEES AND       FUND) FEES AND
               FEES      (12b-1) FEES  EXPENSES(c)     EXPENSES     REIMBURSEMENT   EXPENSES (d)    EXPENSES(e),(f)     EXPENSES(f)
Class A         0.00%       0.25%         0.24%         0.49%           0.00%          0.49%            0.82%             1.31%
Class B         0.00%       1.00%         0.25%         1.25%           0.00%          1.25%            0.82%             2.07%
Class C         0.00%       1.00%         0.25%         1.25%           0.00%          1.25%            0.82%             2.07%
Class R4(b)     0.00%       0.00%         0.37%         0.37%           0.00%          0.37%            0.82%             1.19%

(a) This charge may be reduced depending on the value of your total investments in RiverSource funds. See "Sales Charges."

(b)   Effective Dec. 11, 2006, the following changes were implemented:
      renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement.

(c) Other expenses include an administrative services fee, a transfer agency fee, a custody fee, other nonadvisory expenses and, for Class R4, a plan administration services fee.

(d) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Jan. 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses (excluding fees and expenses of acquired funds) will not exceed 0.51% for Class A; 1.27% for Class B; 1.27% for Class C and 0.37% for Class R4.

(e) In addition to the total annual Fund operating expenses that the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the acquired funds in which the Fund invests. The Fund's "Acquired fund
      (underlying fund) fees and expense," based on its allocations in the acquired funds, is as shown. Because acquired funds will have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred by the Fund with respect to such investments will vary.

(f) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses for Class I shares on a number of acquired funds until the end of the acquired funds' next fiscal year end, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund.
      Before taking the fee waivers into account, the "Acquired fund
      (underlying fund) fees and expense," would have been 0.84% for all classes. The "Total fund and acquired fund (underlying fund) fees and expenses" would have been 1.33% for Class A, 2.09% for Class B, 2.09% for Class C and 1.21% for Class R4.



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18P RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 PROSPECTUS

Total Equity Fund


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                      MAXIMUM SALES CHARGE                MAXIMUM DEFERRED SALES CHARGE
                  (LOAD) IMPOSED ON PURCHASES       (LOAD) IMPOSED ON SALES (AS A PERCENTAGE
              (AS A PERCENTAGE OF OFFERING PRICE)    OF OFFERING PRICE AT TIME OF PURCHASE)
Class A                    5.75%(a)                                   None
Class B                     None                                        5%
Class C                     None                                        1%
Class R4(b)                 None                                      None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS:

                                                                                                                      TOTAL FUND AND
                                                                                       TOTAL         ACQUIRED FUND     ACQUIRED FUND
                                                     TOTAL ANNUAL    FEE WAIVER/    ANNUAL (NET)   (UNDERLYING FUND)   (UNDERLYING
             MANAGEMENT  DISTRIBUTION     OTHER     FUND OPERATING     EXPENSE     FUND OPERATING      FEES AND       FUND) FEES AND
                FEES     (12b-1) FEES  EXPENSES(c)     EXPENSES     REIMBURSEMENT   EXPENSES (d)    EXPENSES(e),(f)     EXPENSES(f)
Class A         0.00%       0.25%         0.24%         0.49%           0.00%          0.49%            0.86%            1.35%
Class B         0.00%       1.00%         0.25%         1.25%           0.00%          1.25%            0.86%            2.11%
Class C         0.00%       1.00%         0.25%         1.25%           0.00%          1.25%            0.86%            2.11%
Class R4(b)     0.00%       0.00%         0.37%         0.37%           0.00%          0.37%            0.86%            1.23%

(a) This charge may be reduced depending on the value of your total investments in RiverSource funds. See "Sales Charges."

(b)   Effective Dec. 11, 2006, the following changes were implemented:
      renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement.

(c) Other expenses include an administrative services fee, a transfer agency fee, a custody fee, other nonadvisory expenses and, for Class R4, a plan administration services fee.

(d) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Jan. 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses (excluding fees and expenses of acquired funds) will not exceed 0.51% for Class A; 1.27% for Class B; 1.27% for Class C and 0.37% for Class R4.

(e) In addition to the total annual Fund operating expenses that the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the acquired funds in which the Fund invests. The Fund's "Acquired fund
      (underlying fund) fees and expense," based on its allocations in the acquired funds, is as shown. Because acquired funds will have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred by the Fund with respect to such investments will vary.

(f) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses for Class I shares on a number of acquired funds until the end of the acquired funds' next fiscal year end, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund.
      Before taking the fee waivers into account, the "Acquired fund
      (underlying fund) fees and expense," would have been 0.88% for all classes. The "Total fund and acquired fund (underlying fund) fees and expenses" would have been 1.37% for Class A, 2.13% for Class B, 2.13% for Class C and 1.25% for Class R4.



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RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 PROSPECTUS 19P

EXAMPLES

These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. These examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (based on total Fund and underlying fund expenses) would be:

CONSERVATIVE FUND               1 YEAR      3 YEARS      5 YEARS       10 YEARS

Class A(a)                      $  584      $   814      $  1,063      $  1,778
Class B                         $  691(b)   $   991(b)   $  1,217(b)   $  2,007(d)
Class C                         $  291(b)   $   591      $  1,017      $  2,206
Class R4                        $  103      $   333      $    581      $  1,294


MODERATE CONSERVATIVE FUND      1 YEAR      3 YEARS      5 YEARS       10 YEARS

Class A(a)                      $  585      $   817      $  1,069      $  1,789
Class B                         $  691(b)   $   991(b)   $  1,217(b)   $  2,010(d)
Class C                         $  291(b)   $   591      $  1,017      $  2,206
Class R4                        $  103      $   335      $    585      $  1,305


MODERATE FUND                   1 YEAR      3 YEARS      5 YEARS       10 YEARS

Class A(c)                      $  688      $   928      $  1,188      $  1,929
Class B                         $  697(b)   $ 1,009(b)   $  1,248(b)   $  2,071(d)
Class C                         $  297(b)   $   609      $  1,048      $  2,269
Class R4                        $  108      $   348      $    608      $  1,352


MODERATE AGGRESSIVE FUND        1 YEAR      3 YEARS      5 YEARS       10 YEARS

Class A(c)                      $  695      $   949      $  1,223      $  2,004
Class B                         $  704(b)   $ 1,031(b)   $  1,284(b)   $  2,146(d)
Class C                         $  304(b)   $   631      $  1,084      $  2,342
Class R4                        $  115      $   366      $    636      $  1,411


AGGRESSIVE FUND                 1 YEAR      3 YEARS      5 YEARS       10 YEARS

Class A(c)                      $  701      $   967      $  1,253      $  2,068
Class B                         $  710(b)   $ 1,049(b)   $  1,314(b)   $  2,210(d)
Class C                         $  310(b)   $   649      $  1,114      $  2,405
Class R4                        $  121      $   378      $    655      $  1,448


TOTAL EQUITY FUND               1 YEAR      3 YEARS      5 YEARS       10 YEARS

Class A(c)                      $  705      $   978      $  1,273      $  2,110
Class B                         $  714(b)   $ 1,061(b)   $  1,335(b)   $  2,252(d)
Class C                         $  314(b)   $   661      $  1,135      $  2,446
Class R4                        $  125      $   391      $    677      $  1,494


(a)   Includes a 4.75% sales charge.

(b)   Includes the applicable CDSC.

(c)   Includes a 5.75% sales charge.

(d) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.


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20P RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 PROSPECTUS

You would pay the following expenses (based on total Fund and underlying fund expenses) if you did not redeem your shares:

CONSERVATIVE FUND               1 YEAR      3 YEARS      5 YEARS       10 YEARS

Class A(a)                      $  584      $   814      $  1,063      $  1,778
Class B                         $  191      $   591      $  1,017      $  2,007(c)
Class C                         $  191      $   591      $  1,017      $  2,206
Class R4                        $  103      $   333      $    581      $  1,294


MODERATE CONSERVATIVE FUND      1 YEAR      3 YEARS      5 YEARS       10 YEARS

Class A(a)                      $  585      $   817      $  1,069      $  1,789
Class B                         $  191      $   591      $  1,017      $  2,010(c)
Class C                         $  191      $   591      $  1,017      $  2,206
Class R4                        $  103      $   335      $    585      $  1,305


MODERATE FUND                   1 YEAR      3 YEARS      5 YEARS       10 YEARS

Class A(b)                      $  688      $   928      $  1,188      $  1,929
Class B                         $  197      $   609      $  1,048      $  2,071(c)
Class C                         $  197      $   609      $  1,048      $  2,269
Class R4                        $  108      $   348      $    608      $  1,352


MODERATE AGGRESSIVE FUND        1 YEAR      3 YEARS      5 YEARS       10 YEARS

Class A(b)                      $  695      $   949      $  1,223      $  2,004
Class B                         $  204      $   631      $  1,084      $  2,146(c)
Class C                         $  204      $   631      $  1,084      $  2,342
Class R4                        $  115      $   366      $    636      $  1,411


AGGRESSIVE FUND                 1 YEAR      3 YEARS      5 YEARS       10 YEARS

Class A(b)                      $  701      $   967      $  1,253      $  2,068
Class B                         $  210      $   649      $  1,114      $  2,210(c)
Class C                         $  210      $   649      $  1,114      $  2,405
Class R4                        $  121      $   378      $    655      $  1,448


TOTAL EQUITY FUND               1 YEAR      3 YEARS      5 YEARS       10 YEARS

Class A(b)                      $  705      $   978      $  1,273      $  2,110
Class B                         $  214      $   661      $  1,135      $  2,252(c)
Class C                         $  214      $   661      $  1,135      $  2,446
Class R4                        $  125      $   391      $    677      $  1,494


(a)   Includes a 4.75% sales charge.

(b)   Includes a 5.75% sales charge.

(c) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.


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RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 PROSPECTUS 21P

OTHER INVESTMENT STRATEGIES AND RISKS

Other Investment Strategies. In addition to the principal investment strategies previously described, each Fund may invest in other securities and may use other investment strategies that are not principal investment strategies. Each Fund may invest in government securities and short-term paper. Each Fund may invest in underlying funds that fall outside of the targeted asset classes in order to increase diversification and reduce risk. For more information on strategies and holdings, and the risks of such strategies, see the Fund's SAI and its annual and semiannual reports.


Unusual Market Conditions. During unusual market conditions, the Fund may temporarily invest more of its assets in money market securities than during normal market conditions. Although investing in these securities would serve primarily to attempt to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance.

Securities Transaction Commissions. Securities transactions involve the payment of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as "soft dollars"), as the portfolio managers buy and sell securities in pursuit of a Fund's objective. A description of the policies governing securities transactions and the dollar value of brokerage commissions paid by the Fund and underlying Funds are set forth in the SAI. Funds that invest primarily in fixed income securities do not typically generate brokerage commissions that are used to pay for research or brokerage services. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities (and certain other instruments, including derivatives). Brokerage commissions do not reflect other elements of transaction costs, including the extent to which purchase and sale transactions may cause the market to move and change the market price for an investment.


Although brokerage commissions and implied commissions are not reflected in the expense table under "Fees and Expenses," they are reflected in the total return of the Fund.


Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of brokerage commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. Capital gains and increased brokerage commissions or mark-ups paid to broker-dealers may adversely affect a fund's performance. The Fund's historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the "Financial Highlights."

Directed Brokerage. The Fund's Board of Directors (Board) has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares as a factor in the selection of broker-dealers through which to execute securities transactions.


Additional information regarding securities transactions can be found in the SAI.

FUND MANAGEMENT AND COMPENSATION

INVESTMENT MANAGER


RiverSource Investments, LLC (the investment manager or RiverSource Investments), 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is the investment manager to the RiverSource funds, and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for all of the RiverSource funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, RiverSource Investments seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

The Fund does not pay RiverSource Investments a direct management fee for managing its assets. Under the Investment Management Services Agreement (Agreement), however, the Fund pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the Agreement is available in the Fund's most recent annual or semiannual shareholder report.



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22P RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 PROSPECTUS

Portfolio Manager(s). The portfolio managers responsible for the day-to-day management of the Funds are:

David M. Joy, Vice President, Capital Markets Strategy

o     Managed the Funds since 2004.


o     Joined RiverSource Investments in 2003.


o Senior Vice President and Director Global Investment Communications, Pioneer Investments (Boston) from 2001 to 2003; Senior Vice President and Director of Investment Communications, Mitchell Hutchins Asset Management, a division of Paine Webber, from 1999 to 2001.

o AB, College of the Holy Cross; MBA, Carroll School of Management, Boston College.

William F. Truscott, Senior Vice President and Chief Investment Officer

o     Managed the Funds since 2004.


o     Joined RiverSource Investments in 2001.


o Chief Investment Officer, Zurich Scudder Investments, Americas, and Managing Director, Zurich Scudder Investments, from 2000 to 2001; Head of Equity Research, Zurich Scudder Investments, Americas, and Managing Director, Zurich Scudder Investments, from 1996 to 2001.

o     BA, Middlebury College; MBA, New York University.

Kent M. Bergene, Vice President, Mutual Fund and Certificate Products

o     Managed the Funds since 2004.


o     Joined RiverSource Investments in 1981.


o Vice President, Mutual Fund and Certificate Products, AEFC, since 2001; Director, Variable Annuity Products, from 1997 to 2000.

o     BS, University of North Dakota.


Michelle M. Keeley, Executive Vice President - Equity and Fixed Income


o     Managed the Funds since 2004.


o     Joined RiverSource Investments in 2002.


o Managing Director, Zurich Global Assets, from 2001 to 2002; Managing Director, Zurich Scudder Investments, from 2000 to 2001; and Managing Director, Zurich Kemper Financial Services, from 1999 to 2000.

o BA, James Madison College; MM, Kellogg School of Management, Northwestern University.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.


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RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 PROSPECTUS 23P

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND THE FUND'S FINANCIAL PERFORMANCE. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE FUND SHARE. THE TOTAL RETURNS IN THE TABLES REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED OR LOST ON AN INVESTMENT IN THE FUND (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS). THIS INFORMATION HAS BEEN AUDITED BY KPMG LLP, WHOSE REPORT, ALONG WITH THE FUND'S FINANCIAL STATEMENTS, IS INCLUDED IN THE ANNUAL REPORT WHICH, IF NOT INCLUDED WITH THIS PROSPECTUS, IS AVAILABLE UPON REQUEST.


RiverSource Portfolio Builder Conservative Fund

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Jan. 31,                              2007           2006           2005(b)
Net asset value, beginning of period                  $  10.36       $  10.23       $  10.02
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               .34            .25            .12
Net gains (losses) (both realized and unrealized)          .24            .25            .23
----------------------------------------------------------------------------------------------------
Total from investment operations                           .58            .50            .35
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                      (.38)          (.27)          (.12)
Distributions from realized gains                         (.13)          (.10)          (.02)
----------------------------------------------------------------------------------------------------
Total distributions                                       (.51)          (.37)          (.14)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                        $  10.43       $  10.36       $  10.23
----------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $     83       $     73       $     40
----------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)           .49%           .59%           .59%(d),(e)
----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets                            3.32%          2.66%          2.03%(d)
----------------------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)                        54%            23%            51%
----------------------------------------------------------------------------------------------------
Total return(f)                                           5.76%          4.97%          3.54%(g)
----------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(d)   Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class A would have been 0.92% for the period ended Jan. 31, 2005.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Jan. 31,                              2007           2006           2005(b)
Net asset value, beginning of period                  $  10.33       $  10.21       $  10.02
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               .26            .18            .07
Net gains (losses) (both realized and unrealized)          .25            .24            .22
----------------------------------------------------------------------------------------------------
Total from investment operations                           .51            .42            .29
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                      (.31)          (.20)          (.08)
Distributions from realized gains                         (.13)          (.10)          (.02)
----------------------------------------------------------------------------------------------------
Total distributions                                       (.44)          (.30)          (.10)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                        $  10.40       $  10.33       $  10.21
----------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $     36       $     36       $     21
----------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)          1.25%          1.34%          1.37%(d),(e)
----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets                            2.54%          1.88%          1.25%(d)
----------------------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)                        54%            23%            51%
----------------------------------------------------------------------------------------------------
Total return(f)                                           4.99%          4.12%          2.88%(g)
----------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(d)   Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class B would have been 1.68% for the period ended Jan. 31, 2005.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.



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24P RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 PROSPECTUS

RiverSource Portfolio Builder Conservative Fund

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Jan. 31,                              2007           2006           2005(b)
Net asset value, beginning of period                  $  10.34       $  10.21       $  10.02
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               .26            .17            .07
Net gains (losses) (both realized and unrealized)          .24            .25            .22
----------------------------------------------------------------------------------------------------
Total from investment operations                           .50            .42            .29
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                      (.30)          (.19)          (.08)
Distributions from realized gains                         (.13)          (.10)          (.02)
----------------------------------------------------------------------------------------------------
Total distributions                                       (.43)          (.29)          (.10)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                        $  10.41       $  10.34       $  10.21
----------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $      5       $      6       $      4
----------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)          1.25%          1.34%          1.37%(d),(e)
----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets                            2.51%          1.85%          1.32%(d)
----------------------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)                        54%            23%            51%
----------------------------------------------------------------------------------------------------
Total return(f)                                           4.94%          4.16%          2.90%(g)
----------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(d)   Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class C would have been 1.68% for the period ended Jan. 31, 2005.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.

CLASS R4*

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Jan. 31,                              2007           2006           2005(b)
Net asset value, beginning of period                  $  10.27       $  10.20       $  10.02
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               .36            .32            .17
Net gains (losses) (both realized and unrealized)          .24            .18            .20
----------------------------------------------------------------------------------------------------
Total from investment operations                           .60            .50            .37
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                      (.40)          (.33)          (.17)
Distributions from realized gains                         (.13)          (.10)          (.02)
----------------------------------------------------------------------------------------------------
Total distributions                                       (.53)          (.43)          (.19)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                        $  10.34       $  10.27       $  10.20
----------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $     --       $     --       $     --
----------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)           .33%           .42%(d)        .42%(d),(e)
----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets                            3.47%          2.64%          1.90%(e)
----------------------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)                        54%            23%            51%
----------------------------------------------------------------------------------------------------
Total return(f)                                           6.00%          5.04%          3.74%(g)
----------------------------------------------------------------------------------------------------

*     Effective Dec. 11, 2006, Class Y was renamed Class R4.

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class R4 would have been 0.47% and 0.76% for the periods ended Jan.
      31, 2006 and 2005, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.



------------------------------------------------------------------------------

RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 PROSPECTUS 25P

RiverSource Portfolio Builder Moderate Conservative Fund

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Jan. 31,                              2007              2006        2005(b)
Net asset value, beginning of period                  $  10.68       $     10.35    $  10.03
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               .33               .24         .14
Net gains (losses) (both realized and unrealized)          .47               .49         .35
----------------------------------------------------------------------------------------------------
Total from investment operations                           .80               .73         .49
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                      (.40)             (.27)       (.16)
Distributions from realized gains                         (.23)             (.13)       (.01)
----------------------------------------------------------------------------------------------------
Total distributions                                       (.63)             (.40)       (.17)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                        $  10.85       $     10.68    $  10.35
----------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $    198       $       149    $     78
----------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)           .44%              .55%        .59%(d),(e)
----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets                            2.99%             2.53%       2.21%(d)
----------------------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)                        24%               19%         28%
----------------------------------------------------------------------------------------------------
Total return(f)                                           7.65%             7.18%       4.90%(g)
----------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(d)   Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class A would have been 0.72% for the period ended Jan. 31, 2005.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Jan. 31,                              2007           2006           2005(b)
Net asset value, beginning of period                  $  10.65       $  10.32       $  10.03
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               .24            .16            .09
Net gains (losses) (both realized and unrealized)          .48            .49            .32
----------------------------------------------------------------------------------------------------
Total from investment operations                           .72            .65            .41
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                      (.32)          (.19)          (.11)
Distributions from realized gains                         (.23)          (.13)          (.01)
----------------------------------------------------------------------------------------------------
Total distributions                                       (.55)          (.32)          (.12)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                        $  10.82       $  10.65       $  10.32
----------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $     71       $     66       $     34
----------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)          1.19%          1.30%          1.37%(d),(e)
----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets                            2.19%          1.75%          1.46%(d)
----------------------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)                        24%            19%            28%
----------------------------------------------------------------------------------------------------
Total return(f)                                           6.87%          6.41%          4.14%(g)
----------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(d)   Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class B would have been 1.49% for the period ended Jan. 31, 2005.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.



------------------------------------------------------------------------------

26P RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 PROSPECTUS

RiverSource Portfolio Builder Moderate Conservative Fund

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Jan. 31,                              2007           2006           2005(b)
Net asset value, beginning of period                  $  10.65       $  10.33       $  10.03
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               .24            .15            .09
Net gains (losses) (both realized and unrealized)          .48            .49            .34
----------------------------------------------------------------------------------------------------
Total from investment operations                           .72            .64            .43
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                      (.32)          (.19)          (.12)
Distributions from realized gains                         (.23)          (.13)          (.01)
----------------------------------------------------------------------------------------------------
Total distributions                                       (.55)          (.32)          (.13)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                        $  10.82       $  10.65       $  10.33
----------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $     13       $     11       $      6
----------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)          1.19%          1.30%          1.37%(d),(e)
----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets                            2.22%          1.72%          1.47%(d)
----------------------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)                        24%            19%            28%
----------------------------------------------------------------------------------------------------
Total return(f)                                           6.88%          6.29%          4.25%(g)
----------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(d)   Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class C would have been 1.52% for the period ended Jan. 31, 2005.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.

CLASS R4*

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Jan. 31,                              2007           2006           2005(b)
Net asset value, beginning of period                  $  10.64       $  10.34       $  10.03
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               .35            .29            .17
Net gains (losses) (both realized and unrealized)          .46            .46            .34
----------------------------------------------------------------------------------------------------
Total from investment operations                           .81            .75            .51
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                      (.42)          (.32)          (.19)
Distributions from realized gains                         (.23)          (.13)          (.01)
----------------------------------------------------------------------------------------------------
Total distributions                                       (.65)          (.45)          (.20)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                        $  10.80       $  10.64       $  10.34
----------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $     --       $     --       $     --
----------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)           .28%           .39%           .36%(d),(e)
----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets                            3.13%          2.67%          2.13%(d)
----------------------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)                        24%            19%            28%
----------------------------------------------------------------------------------------------------
Total return(f)                                           7.74%          7.37%          5.09%(g)
----------------------------------------------------------------------------------------------------

*     Effective Dec. 11, 2006, Class Y was renamed Class R4.

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(d)   Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class R4 would have been 0.57% for the period ended Jan. 31, 2005.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.



------------------------------------------------------------------------------

RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 PROSPECTUS 27P

RiverSource Portfolio Builder Moderate Fund

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Jan. 31,                          2007       2006       2005(b)
Net asset value, beginning of period                $11.06    $ 10.47    $ 10.04
----------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .31        .22        .13
Net gains (losses) (both realized and unrealized)      .71        .78        .47
----------------------------------------------------------------------------------------
Total from investment operations                      1.02       1.00        .60
----------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.41)      (.27)      (.16)
Distributions from realized gains                     (.31)      (.14)      (.01)
----------------------------------------------------------------------------------------
Total distributions                                   (.72)      (.41)      (.17)
----------------------------------------------------------------------------------------
Net asset value, end of period                      $11.36    $ 11.06    $ 10.47
----------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)             $  600    $   410    $   190
----------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)       .43%       .53%       .59%(d),(e)
----------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets                        2.68%      2.30%      2.05%(d)
----------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)                    24%        15%        28%
----------------------------------------------------------------------------------------
Total return(f)                                       9.38%      9.64%      6.01%(g)
----------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(d)   Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class A would have been 0.63% for the period ended Jan. 31, 2005.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Jan. 31,                          2007       2006       2005(b)
Net asset value, beginning of period                $11.02    $ 10.43    $ 10.04
----------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .19        .13        .08
Net gains (losses) (both realized and unrealized)      .73        .79        .44
----------------------------------------------------------------------------------------
Total from investment operations                       .92        .92        .52
----------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.32)      (.19)      (.12)
Distributions from realized gains                     (.31)      (.14)      (.01)
----------------------------------------------------------------------------------------
Total distributions                                   (.63)      (.33)      (.13)
----------------------------------------------------------------------------------------
Net asset value, end of period                      $11.31    $ 11.02    $ 10.43
----------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)             $  189    $   153    $    72
----------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)      1.19%      1.29%      1.36%(d),(e)
----------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets                        1.87%      1.51%      1.31%(d)
----------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)                    24%        15%        28%
----------------------------------------------------------------------------------------
Total return(f)                                       8.52%      8.86%      5.19%(g)
----------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(d)   Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class B would have been 1.39% for the period ended Jan. 31, 2005.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.



------------------------------------------------------------------------------

28P RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 PROSPECTUS

RiverSource Portfolio Builder Moderate Fund

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Jan. 31,                           2007       2006       2005(b)
Net asset value, beginning of period                $ 11.03    $ 10.44    $ 10.04
-----------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            .20        .13        .07
Net gains (losses) (both realized and unrealized)       .73        .79        .46
-----------------------------------------------------------------------------------------
Total from investment operations                        .93        .92        .53
-----------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   (.33)      (.19)      (.12)
Distributions from realized gains                      (.31)      (.14)      (.01)
-----------------------------------------------------------------------------------------
Total distributions                                    (.64)      (.33)      (.13)
-----------------------------------------------------------------------------------------
Net asset value, end of period                      $ 11.32    $ 11.03    $ 10.44
-----------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)             $    27    $    18    $     8
-----------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)       1.19%      1.30%      1.36%(d),(e)
-----------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets                         1.91%      1.52%      1.26%(d)
-----------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)                     24%        15%        28%
-----------------------------------------------------------------------------------------
Total return(f)                                        8.53%      8.86%      5.24%(g)
-----------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(d)   Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class C would have been 1.40% for the period ended Jan. 31, 2005.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.

CLASS R4*

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Jan. 31,                           2007       2006       2005(b)
Net asset value, beginning of period                $ 11.04    $ 10.47    $ 10.04
-----------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            .33        .26        .16
Net gains (losses) (both realized and unrealized)       .70        .75        .47
-----------------------------------------------------------------------------------------
Total from investment operations                       1.03       1.01        .63
-----------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   (.42)      (.30)      (.19)
Distributions from realized gains                      (.31)      (.14)      (.01)
-----------------------------------------------------------------------------------------
Total distributions                                    (.73)      (.44)      (.20)
-----------------------------------------------------------------------------------------
Net asset value, end of period                      $ 11.34    $ 11.04    $ 10.47
-----------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)             $    --    $    --    $    --
-----------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)        .28%       .37%       .37%(d),(e)
-----------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets                         3.02%      2.34%       .88%(d)
-----------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)                     24%        15%        28%
-----------------------------------------------------------------------------------------
Total return(f)                                        9.58%      9.80%      6.28%(g)
-----------------------------------------------------------------------------------------

*     Effective Dec. 11, 2006, Class Y was renamed Class R4.

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(d)   Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class R4 would have been 0.47% for the period ended Jan. 31, 2005.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.



------------------------------------------------------------------------------

RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 PROSPECTUS 29P

RiverSource Portfolio Builder Moderate Aggressive Fund

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Jan. 31,                          2007       2006       2005(b)
Net asset value, beginning of period                $11.34    $ 10.50    $ 10.05
----------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .25        .17        .10
Net gains (losses) (both realized and unrealized)      .91       1.05        .50
----------------------------------------------------------------------------------------
Total from investment operations                      1.16       1.22        .60
----------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.38)      (.22)      (.14)
Distributions from realized gains                     (.39)      (.16)      (.01)
----------------------------------------------------------------------------------------
Total distributions                                   (.77)      (.38)      (.15)
----------------------------------------------------------------------------------------
Net asset value, end of period                      $11.73    $ 11.34    $ 10.50
----------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)             $  801    $   550    $   246
----------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)       .46%       .56%       .59%(d),(e)
----------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets                        2.01%      1.69%      1.61%(d)
----------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)                    29%        20%        31%
----------------------------------------------------------------------------------------
Total return(f)                                      10.40%     11.72%      5.97%(g)
----------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(d)   Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class A would have been 0.65% for the period ended Jan. 31, 2005.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Jan. 31,                          2007       2006       2005(B)
Net asset value, beginning of period                $11.30    $ 10.47    $ 10.05
----------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .10        .07        .04
Net gains (losses) (both realized and unrealized)      .96       1.06        .49
----------------------------------------------------------------------------------------
Total from investment operations                      1.06       1.13        .53
----------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.29)      (.14)      (.10)
Distributions from realized gains                     (.39)      (.16)      (.01)
----------------------------------------------------------------------------------------
Total distributions                                   (.68)      (.30)      (.11)
----------------------------------------------------------------------------------------
Net asset value, end of period                      $11.68    $ 11.30    $ 10.47
----------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)             $  202    $   154    $    67
----------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)      1.22%      1.32%      1.36%(d),(e)
----------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets                        1.21%       .91%       .82%(d)
----------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)                    29%        20%        31%
----------------------------------------------------------------------------------------
Total return(f)                                       9.54%     10.90%      5.24%(g)
----------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(d)   Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class B would have been 1.42% for the period ended Jan. 31, 2005.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.



------------------------------------------------------------------------------

30P RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 PROSPECTUS

RiverSource Portfolio Builder Moderate Aggressive Fund

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Jan. 31,                                2007      2006      2005(b)
Net asset value, beginning of period                     $ 11.30   $ 10.47   $ 10.05
--------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                 .12       .07       .04
Net gains (losses) (both realized and unrealized)            .95      1.06       .49
--------------------------------------------------------------------------------------------
Total from investment operations                            1.07      1.13       .53
--------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                        (.30)     (.14)     (.10)
Distributions from realized gains                           (.39)     (.16)     (.01)
--------------------------------------------------------------------------------------------
Total distributions                                         (.69)     (.30)     (.11)
--------------------------------------------------------------------------------------------
Net asset value, end of period                           $ 11.68   $ 11.30   $ 10.47
--------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                  $    26   $    15   $     7
--------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)            1.22%     1.32%     1.37%(d),(e)
--------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets                              1.27%      .93%      .83%(d)
--------------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)                          29%       20%       31%
--------------------------------------------------------------------------------------------
Total return(f)                                             9.57%    10.91%     5.24%(g)
--------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(d)   Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class C would have been 1.41% for the period ended Jan. 31, 2005.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.

CLASS R4*

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Jan. 31,                                2007      2006      2005(b)
Net asset value, beginning of period                     $ 11.35   $ 10.50   $ 10.05
--------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                 .28       .19       .12
Net gains (losses) (both realized and unrealized)            .91      1.06       .49
--------------------------------------------------------------------------------------------
Total from investment operations                            1.19      1.25       .61
--------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                        (.40)     (.24)     (.15)
Distributions from realized gains                           (.39)     (.16)     (.01)
--------------------------------------------------------------------------------------------
Total distributions                                         (.79)     (.40)     (.16)
--------------------------------------------------------------------------------------------
Net asset value, end of period                           $ 11.75   $ 11.35   $ 10.50
--------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                  $    --   $    --   $    --
--------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)             .31%      .39%      .36%(d),(e)
--------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets                              2.14%     1.69%     1.35%(d)
--------------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)                          29%       20%       31%
--------------------------------------------------------------------------------------------
Total return(f)                                            10.69%    12.02%     6.10%(g)
--------------------------------------------------------------------------------------------

*     Effective Dec. 11, 2006, Class Y was renamed Class R4.

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(d)   Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class Y would have been 0.48% for the period ended Jan. 31, 2005.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.



------------------------------------------------------------------------------

RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 PROSPECTUS 31P

RiverSource Portfolio Builder Aggressive Fund

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Jan. 31,                                2007      2006      2005(b)
Net asset value, beginning of period                     $ 11.66   $ 10.53   $ 10.06
--------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                 .19       .12       .07
Net gains (losses) (both realized and unrealized)           1.18      1.37       .52
--------------------------------------------------------------------------------------------
Total from investment operations                            1.37      1.49       .59
--------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                        (.35)     (.17)     (.11)
Distributions from realized gains                           (.48)     (.19)     (.01)
--------------------------------------------------------------------------------------------
Total distributions                                         (.83)     (.36)     (.12)
--------------------------------------------------------------------------------------------
Net asset value, end of period                           $ 12.20   $ 11.66   $ 10.53
--------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                  $   400   $   275   $   120
--------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)             .49%      .59%(d)   .59%(d),(e)
--------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets                              1.47%     1.10%     1.04%(e)
--------------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)                          40%       24%       38%
--------------------------------------------------------------------------------------------
Total return(f)                                            11.85%    14.26%     5.81%(g)
--------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 0.61% and 0.78% for the periods ended Jan.
      31, 2006 and 2005, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Jan. 31,                                2007      2006      2005(b)
Net asset value, beginning of period                     $ 11.59   $ 10.48   $ 10.06
--------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                 .02       .03       .01
Net gains (losses) (both realized and unrealized)           1.24      1.37       .50
--------------------------------------------------------------------------------------------
Total from investment operations                            1.26      1.40       .51
--------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                        (.26)     (.10)     (.08)
Distributions from realized gains                           (.48)     (.19)     (.01)
--------------------------------------------------------------------------------------------
Total distributions                                         (.74)     (.29)     (.09)
--------------------------------------------------------------------------------------------
Net asset value, end of period                           $ 12.11   $ 11.59   $ 10.48
--------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                  $    98   $    79   $    36
--------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)            1.25%     1.37%     1.37%(d),(e)
--------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets                               .66%      .28%      .25%(e)
--------------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)                          40%       24%       38%
--------------------------------------------------------------------------------------------
Total return(f)                                            10.97%    13.48%     5.02%(g)
--------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class B would have been 1.54% for the period ended Jan. 31, 2005.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.



------------------------------------------------------------------------------

32P RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 PROSPECTUS

RiverSource Portfolio Builder Aggressive Fund

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Jan. 31,                           2007       2006           2005(b)
Net asset value, beginning of period                $ 11.58   $  10.48       $  10.06
---------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            .06        .03            .01
Net gains (losses) (both realized and unrealized)      1.20       1.37            .49
---------------------------------------------------------------------------------------------
Total from investment operations                       1.26       1.40            .50
---------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   (.28)      (.11)          (.07)
Distributions from realized gains                      (.48)      (.19)          (.01)
---------------------------------------------------------------------------------------------
Total distributions                                    (.76)      (.30)          (.08)
---------------------------------------------------------------------------------------------
Net asset value, end of period                      $ 12.08   $  11.58       $  10.48
---------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)             $    12   $      7       $      3
---------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)       1.25%      1.37%(d)       1.37%(d),(e)
---------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets                          .72%       .32%           .21%(e)
---------------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)                     40%        24%            38%
---------------------------------------------------------------------------------------------
Total return(f)                                       11.00%     13.40%          4.96%(g)
---------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 1.38% and 1.55% for the periods ended Jan. 31, 2006 and 2005, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.

CLASS R4*

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Jan. 31,                           2007       2006           2005(b)
Net asset value, beginning of period                $ 11.68   $  10.53       $  10.06
---------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            .22        .12            .08
Net gains (losses) (both realized and unrealized)      1.17       1.39            .52
---------------------------------------------------------------------------------------------
Total from investment operations                       1.39       1.51            .60
---------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   (.36)      (.17)          (.12)
Distributions from realized gains                      (.48)      (.19)          (.01)
---------------------------------------------------------------------------------------------
Total distributions                                    (.84)      (.36)          (.13)
---------------------------------------------------------------------------------------------
Net asset value, end of period                      $ 12.23     $11.68       $  10.53
---------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)             $    --   $     --       $     --
---------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)        .33%       .42%(d)        .38%(d),(e)
---------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets                         1.60%       .95%          1.75%(e)
---------------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)                     40%        24%            38%
---------------------------------------------------------------------------------------------
Total return(f)                                       12.04%     14.46%          5.94%(g)
---------------------------------------------------------------------------------------------

*     Effective Dec. 11, 2006, Class Y was renamed Class R4.

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class R4 would have been 0.44% and 0.61% for the periods ended Jan.
      31, 2006 and 2005, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.



------------------------------------------------------------------------------

RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 PROSPECTUS 33P

RiverSource Portfolio Builder Total Equity Fund

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Jan. 31,                           2007       2006           2005(b)
Net asset value, beginning of period                $ 11.99   $  10.55       $  10.07
---------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            .14        .07            .05
Net gains (losses) (both realized and unrealized)      1.40       1.71            .54
---------------------------------------------------------------------------------------------
Total from investment operations                       1.54       1.78            .59
---------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   (.33)      (.13)          (.10)
Distributions from realized gains                      (.59)      (.21)          (.01)
---------------------------------------------------------------------------------------------
Total distributions                                    (.92)      (.34)          (.11)
---------------------------------------------------------------------------------------------
Net asset value, end of period                      $ 12.61   $  11.99       $  10.55
---------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)             $   364   $    231       $     92
---------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)        .49%       .59%(d)        .59%(d),(e)
---------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets                          .88%       .53%           .58%(e)
---------------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)                     27%        17%            39%
---------------------------------------------------------------------------------------------
Total return(f)                                       13.02%     16.99%          5.80%(g)
---------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 0.62% and 0.83% for the periods ended Jan.
      31, 2006 and 2005, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Jan. 31,                           2007       2006           2005(b)
Net asset value, beginning of period                $ 11.91   $  10.50       $  10.07
---------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             --       (.03)          (.02)
Net gains (losses) (both realized and unrealized)      1.44       1.71            .52
---------------------------------------------------------------------------------------------
Total from investment operations                       1.44       1.68            .50
---------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   (.24)      (.06)          (.06)
Distributions from realized gains                      (.59)      (.21)          (.01)
---------------------------------------------------------------------------------------------
Total distributions                                    (.83)      (.27)          (.07)
---------------------------------------------------------------------------------------------
Net asset value, end of period                      $ 12.52   $  11.91       $  10.50
---------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)             $    91   $     68       $     28
---------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)       1.25%      1.37%(d)       1.36%(d),(e)
---------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets                          .06%      (.29%)         (.19%)(e)
---------------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)                     27%        17%            39%
---------------------------------------------------------------------------------------------
Total return(f)                                       12.25%     16.11%          4.99%(g)
---------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying fund in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 1.38% and 1.59% for the periods ended Jan.
      31, 2006 and 2005, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.



------------------------------------------------------------------------------

34P RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 PROSPECTUS

RiverSource Portfolio Builder Total Equity Fund

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Jan. 31,                           2007       2006           2005(b)
Net asset value, beginning of period                $ 11.90   $  10.50       $  10.07
---------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             --       (.03)          (.02)
Net gains (losses) (both realized and unrealized)      1.44       1.71            .52
---------------------------------------------------------------------------------------------
Total from investment operations                       1.44       1.68            .50
---------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   (.26)      (.07)          (.06)
Distributions from realized gains                      (.59)      (.21)          (.01)
---------------------------------------------------------------------------------------------
Total distributions                                    (.85)      (.28)          (.07)
---------------------------------------------------------------------------------------------
Net asset value, end of period                      $ 12.49   $  11.90       $  10.50
---------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)             $    11   $      6       $      2
---------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)       1.25%      1.37%(d)       1.37%(d),(e)
---------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets                          .15%      (.21%)         (.31%)(e)
---------------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)                     27%        17%            39%
---------------------------------------------------------------------------------------------
Total return(f)                                       12.25%     16.10%          4.99%(g)
---------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 1.38% and 1.60% for the periods ended Jan.
      31, 2006 and 2005, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.

CLASS R4*

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Jan. 31,                           2007       2006           2005(b)
Net asset value, beginning of period                $ 12.01   $  10.55       $  10.07
---------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            .16        .09            .07
Net gains (losses) (both realized and unrealized)      1.41       1.71            .53
---------------------------------------------------------------------------------------------
Total from investment operations                       1.57       1.80            .60
---------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   (.34)      (.13)          (.11)
Distributions from realized gains                      (.59)      (.21)          (.01)
---------------------------------------------------------------------------------------------
Total distributions                                    (.93)      (.34)          (.12)
---------------------------------------------------------------------------------------------
Net asset value, end of period                      $ 12.65   $  12.01       $  10.55
---------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)             $    --   $     --       $     --
---------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)        .33%       .42%(d)        .40%(d),(e)
---------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets                          .91%       .51%           .48%(e)
---------------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)                     27%        17%            39%
---------------------------------------------------------------------------------------------
Total return(f)                                       13.27%     17.23%          5.93%(g)
---------------------------------------------------------------------------------------------

*     Effective Dec. 11, 2006, Class Y was renamed Class R4.

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class R4 would have been 0.46% and 0.66% for the periods ended Jan.
      31, 2006 and 2005, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.



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RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 PROSPECTUS 35P

BUYING AND SELLING SHARES

The RiverSource funds are available through broker-dealers, certain 401(k) or other qualified and nonqualified plans, banks, or other financial intermediaries or institutions (financial institutions). THESE FINANCIAL INSTITUTIONS MAY CHARGE YOU ADDITIONAL FEES FOR THE SERVICES THEY PROVIDE AND THEY MAY HAVE DIFFERENT POLICIES NOT DESCRIBED IN THIS PROSPECTUS. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the financial institutions through which shares are held. Since the fund may not have a record of your transactions, you should always contact the financial institution through which you purchased the fund to make changes to or give instructions concerning your account or to obtain information about your account. The fund, the distributor and the transfer agent are not responsible for the failure of one of these financial institutions to carry out its obligations to its customers.

DESCRIPTION OF SHARE CLASSES

INVESTMENT OPTIONS -- CLASSES OF SHARES

The RiverSource funds offer different classes of shares. There are differences among the fees and expenses for each class. Not everyone is eligible to buy every class. See the "Fees and Expenses" table for more information. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial institution can help you with this decision. The following table shows the key features of each class. (The cover of this prospectus indicates which classes are currently offered for these Funds.)

INVESTMENT OPTIONS SUMMARY

See the "Fees and Expenses" table to determine which classes are offered by this fund.

                                                                                                                      PLAN
                                                                      CONTINGENT DEFERRED           DISTRIBUTION AND  ADMINISTRATION
            AVAILABILITY            INITIAL SALES CHARGE              SALES CHARGE (CDSC)           SERVICE FEE(a)    FEE
------------------------------------------------------------------------------------------------------------------------------------
Class A     Available to            Yes. Payable at time of           No.                           Yes.              N/A
            all investors.          purchase. Lower sales                                           0.25%
                                    charge for larger investments.
------------------------------------------------------------------------------------------------------------------------------------
Class B(b)  Available to            No. Entire purchase price is      Maximum 5% CDSC during        Yes.              N/A
            all investors.          invested in shares of the fund.   the first year decreasing to  1.00%
                                                                      0% after six years.
------------------------------------------------------------------------------------------------------------------------------------
Class C     Available to            No. Entire purchase price is      1% CDSC may apply if you      Yes.              N/A
            all investors.          invested in shares of the fund.   sell shares within one year   1.00%
                                                                      after purchase.
------------------------------------------------------------------------------------------------------------------------------------
Class R4    Limited to qualifying   No.                               No.                           No.               Yes.
            institutional                                                                                             0.25%
            investors.
------------------------------------------------------------------------------------------------------------------------------------

(a) For Class A, Class B and Class C shares, each fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, that allows it to pay distribution and shareholder servicing-related expenses for the sale of shares. Because these fees are paid out of a fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution (sales) or servicing charges.


(b) See "Buying and Selling Shares, Sales Charges, Class B and Class C - contingent deferred sales charge alternative" for more information on the timing of conversion of Class B shares to Class A shares. Timing will vary depending on the date of your original purchase of the Class B shares.


DISTRIBUTION AND SERVICE FEES

The distribution and shareholder servicing fees for Class A, Class B, and Class C are subject to the requirements of Rule 12b-1 under the Investment Company Act of 1940, as amended, and are used to reimburse the distributor for certain expenses it incurs in connection with distributing a fund's shares and providing services to fund shareholders. These expenses include payment of distribution and shareholder servicing fees to financial institutions that sell shares of the fund. Financial institutions receive fees up to 0.25% of the average daily net assets of Class A, Class B, and Class C shares sold and held through them. For Class A and Class B shares, the distributor begins to pay these fees immediately after purchase. For Class C shares, the distributor begins to pay these fees one year after purchase. Financial institutions also receive distribution fees up to 0.75% of the average daily net assets of Class C shares sold and held through them, which the distributor begins to pay one year after purchase. For Class B shares, the fund's distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to financial institutions that sell Class B shares, and to pay for other distribution related expenses. Financial institutions may compensate their financial advisors with the shareholder servicing and distribution fees paid to them by the distributor.


------------------------------------------------------------------------------

S.1                                                                   S-6400-8

PLAN ADMINISTRATION FEE

Class R4 pays an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services. The fee is equal on an annual basis to 0.25% of average daily net assets.

DETERMINING WHICH CLASS OF SHARES TO PURCHASE

CLASS A, CLASS B AND CLASS C SHARES.

If your investments in RiverSource funds total $100,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases.

If you invest less than $100,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for longer than one year. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), you should consider the length of time you intend to hold your shares. To help you determine which investment is best for you, consult your financial institution.

CLASS R SHARES.

The following eligible investors may purchase Class R4 shares:

o     Qualified employee benefit plans.

o Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.

o Non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above.

o State sponsored college savings plans established under Section 529 of the Internal Revenue Code.

Class R shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans.

In addition, the distributor, in its sole discretion, may accept investments from other purchasers not listed above.

For more information, see the SAI.

SALES CHARGES

CLASS A -- INITIAL SALES CHARGE ALTERNATIVE:

Your purchase price for Class A shares is generally the net asset value (NAV) plus a front-end sales charge. The distributor receives the sales charge and re-allows a portion of the sales charge to the financial institution through which you purchased the shares. The distributor retains the balance of the sales charge. Sales charges vary depending on the amount of your purchase.

SALES CHARGE* FOR CLASS A SHARES

For Portfolio Builder Moderate Fund, Portfolio Builder Moderate Aggressive Fund, Portfolio Builder Aggressive Fund or Portfolio Builder Total Equity Fund

                                 AS A % OF                 AS A % OF              MAXIMUM REALLOWANCE
TOTAL MARKET VALUE            PURCHASE PRICE**        NET AMOUNT INVESTED       AS A % OF PURCHASE PRICE
--------------------------------------------------------------------------------------------------------------
Up to $49,999                      5.75%                      6.10%                      5.00%
$50,000-$99,999                    4.75                       4.99                       4.00
$100,000-$249,999                  3.50                       3.63                       3.00
$250,000-$499,999                  2.50                       2.56                       2.15
$500,000-$999,999                  2.00                       2.04                       1.75
$1,000,000 or more                 0.00                       0.00                       0.00***


------------------------------------------------------------------------------

S.2

For Income Builder Basic Income Fund, Portfolio Builder Conservative Fund, Income Builder Enhanced Income Fund, Portfolio Builder Moderate Conservative Fund or Income Builder Moderate Income Fund

                                    AS A % OF              AS A % OF            MAXIMUM REALLOWANCE
TOTAL MARKET VALUE              PURCHASE PRICE**     NET AMOUNT INVESTED     AS A % OF PURCHASE PRICE
--------------------------------------------------------------------------------------------------------------
Up to $49,999                       4.75%                    4.99%                     4.00%
$50,000-$99,999                     4.25                     4.44                      3.50
$100,000-$249,999                   3.50                     3.63                      3.00
$250,000-$499,999                   2.50                     2.56                      2.15
$500,000-$999,999                   2.00                     2.04                      1.75
$1,000,000 or more                  0.00                     0.00                      0.00***

 * Because of rounding in the calculation of the offering price, the portion of the sales charge retained by the distributor may vary and the actual sales charge you pay may be more or less than the sales charge calculated using these percentages.

 **   Purchase price includes the sales charge.


*** Although there is no sales charge for purchases with a total market value over $1,000,000, and therefore no re-allowance, the distributor may pay a financial institution the following: a sales commission of up to 1.00% for a sale with a total market value of $1,000,000 to $3,000,000; a sales commission up to 0.50% for a sale of $3,000,000 to $10,000,000; and a sales commission up to 0.25% for a sale of $10,000,000 or more.


INITIAL SALES CHARGE -- RIGHTS OF ACCUMULATION. You may be able to reduce the sales charge on Class A shares, based on the combined market value of your accounts. The current market values of the following investments are eligible to be added together for purposes of determining the sales charge on your purchase:

o     Your current investment in a fund; and

o Previous investments you and members of your primary household group have made in Class A, Class B or Class C shares in the fund and other RiverSource funds, provided your investment was subject to a sales charge. Your primary household group consists of you, your spouse or domestic partner and your unmarried children under age 21 sharing a mailing address.

The following accounts are eligible to be included in determining the sales charge on your purchase:

o     Individual or joint accounts;

o Roth and traditional IRAs, SEPs, SIMPLEs and TSCAs, provided they are invested in Class A, Class B or Class C shares that were subject to a sales charge;

o UGMA/UTMA accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

o Revocable trust accounts for which you or a member of your primary household group, individually, is the beneficiary;

o Accounts held in the name of your, your spouse's, or your domestic partner's sole proprietorship or single owner limited liability company or S corporation; and

o Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan.

The following accounts are not eligible to be included in determining the sales charge on your purchase:

o Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

o Investments in Class A shares where the sales charge is waived, for example, purchases through wrap accounts;

o Investments in Class D, Class E, Class I, Class R2, Class R3, Class R4, Class R5, Class W, or Class Y shares;

o Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, wrap accounts or managed separate accounts; and

o     Charitable and irrevocable trust accounts.

If you purchase RiverSource fund shares through different financial institutions, and you want to include those assets toward a reduced sales charge, you must inform your financial institution in writing about the other accounts when placing your purchase order. Contact your financial institution to determine what information is required.

Unless you provide your financial institution in writing with information about all of the accounts that may count toward a sales charge reduction, there can be no assurance that you will receive all of the reductions for which you may be eligible. You should request that your financial institution provide this information to the fund when placing your purchase order.

For more information on rights of accumulation, please see the SAI.


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S.3

INITIAL SALES CHARGE -- LETTER OF INTENT (LOI). Generally, if you intend to invest $50,000 or more over a period of 13 months or less, you may be able to reduce the front-end sales charges for investments in Class A shares by completing and filing a LOI form. The LOI becomes effective only after the form is processed in good order by the fund. An LOI can be backdated up to a maximum of 90 days. If the LOI is backdated, you may include prior investments in Class A shares that were charged a front-end sales load toward the LOI commitment amount. If the LOI is backdated, the 13-month period begins on the date of the earliest purchase included in the LOI.

Holdings More than 90 Days Old. Purchases made more than 90 days before your LOI is processed by the fund will not be counted toward the commitment amount of the LOI and cannot be used as the starting point for the LOI. While these purchases cannot be included in an LOI, they may help you obtain a reduced sales charge on future purchases as described in "Initial Sales Charge --Rights of Accumulation."

Notification Obligation. You must request the reduced sales charge when you buy shares. If you do not complete and file the LOI form, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. You should request that your financial institution provide this information to the fund when placing your purchase order. For more details on LOIs, please contact your financial institution or see the SAI.

INITIAL SALES CHARGE -- WAIVERS OF THE SALES CHARGE FOR CLASS A SHARES. Sales charges do not apply to:

o current or retired Board members, officers or employees of RiverSource funds or RiverSource Investments or its affiliates, their spouses or domestic partners, children, parents and their spouse's or domestic partner's parents.

o current or retired Ameriprise Financial Services, Inc. (Ameriprise Financial Services) financial advisors, employees of financial advisors, their spouses or domestic partners, children, parents and their spouse's or domestic partner's parents.

o registered representatives and other employees of financial institutions having a selling agreement with the distributor, including their spouses, domestic partners, children, parents and their spouse's or domestic partner's parents.

o portfolio managers employed by subadvisers of the RiverSource funds, including their spouses or domestic partners, children, parents and their spouse's or domestic partner's parents.

o qualified employee benefit plans offering participants daily access to RiverSource funds. Eligibility must be determined in advance. For assistance, please contact your financial institution.

o direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer of Class R or Class Y shares in a fund to Class A shares in the same fund.

o     purchases made:

      o with dividend or capital gain distributions from a fund or from the same class of another RiverSource fund;

      o through or under a wrap fee product or other investment product sponsored by a financial institution having a selling agreement with the distributor;

      o through Ameriprise(SM) Personal Trust Services'Asset-Based pricing alternative, provided by Ameriprise Bank, FSB.

o shareholders whose original purchase was in a Strategist fund merged into a RiverSource fund in 2000.

Policies related to reducing or waiving the sales charge may be modified or withdrawn at any time.

Unless you provide your financial institution with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your financial institution provide this information to the fund when placing your purchase order.

Because the current prospectus is available on RiverSource Investment's website free of charge, RiverSource Investments does not disclose this information separately on the website.

CLASS B AND CLASS C -- CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE

FOR CLASS B, the CDSC is based on the sale amount and the number of years between purchase and sale. The following table shows how CDSC percentages on sales decline:

IF THE SALE IS MADE DURING THE:                    THE CDSC PERCENTAGE RATE IS:*
First year                                                        5%
Second year                                                       4%
Third year                                                        4%
Fourth year                                                       3%
Fifth year                                                        2%
Sixth year                                                        1%
Seventh or eighth year                                            0%

* Because of rounding in the calculation, the portion of the CDSC retained by the distributor may vary and the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.


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S.4

Although there is no front-end sales charge when you buy Class B shares, the distributor pays a sales commission of 4% to financial institutions that sell Class B shares. A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class B shares.


Purchases made prior to May 21, 2005 age on a calendar year basis. Purchases made beginning May 21, 2005 age on a daily basis. For example, a purchase made on Nov. 12, 2004 completed its first year on Dec. 31, 2004 under calendar year aging. However, a purchase made on Nov. 12, 2005 completed its first year on Nov. 11, 2006 under daily aging.


Class B shares purchased prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased beginning May 21, 2005 will convert to Class A shares one month after the completion of the eighth year of ownership.

FOR CLASS C, a 1% CDSC may be charged if you sell your shares within one year after purchase. Although there is no front-end sales charge when you buy Class C shares, the distributor pays a sales commission of 1% to financial institutions that sell Class C shares. A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class C shares.

For both Class B and Class C, if the amount you sell causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC will be based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you do not have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains. In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

EXAMPLE

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 3 1/2 years, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 3% because the sale was made during the fourth year after the purchase.

CDSC -- WAIVERS OF THE CDSC FOR CLASS B SHARES. The CDSC will be waived on sales of shares:

o     in the event of the shareholder's death;

o     held in trust for an employee benefit plan; or

o held in IRAs or certain qualified plans, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

      o     at least 59 1/2 years old AND

      o taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

      o selling under an approved substantially equal periodic payment arrangement.

CDSC -- WAIVERS OF THE CDSC FOR CLASS C SHARES. The CDSC will be waived on sales of shares in the event of the shareholder's death.

CLASS R4 -- NO SALES CHARGE. For Class R4, there is no initial sales charge or CDSC.

OPENING AN ACCOUNT

Financial institutions are required by law to obtain certain personal information from each person who opens an account in order to verify the identity of the person. As a result, when you open an account you will be asked to provide your name, permanent street address, date of birth, and Social Security or Employer Identification number. You may also be asked for other identifying documents or information. If you do not provide this information, the financial institution through which you are investing in the fund may not be able to open an account for you. If the financial institution through which you are investing in the fund is unable to verify your identity, your account may be closed, or other steps may be taken, as deemed appropriate.

When you buy shares, your order will be priced at the next NAV calculated after your order is accepted by the fund or an authorized financial institution.

Your financial institution may establish and maintain your account directly or it may establish and maintain your account with the distributor. The distributor may appoint servicing agents to accept purchase orders and to accept exchange (and sale) orders on its behalf. Accounts maintained by the distributor will be supported by the fund's transfer agent.


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S.5

METHODS OF PURCHASING SHARES

These methods of purchasing shares apply to Class A, Class B, and Class C shares.

THROUGH AN ACCOUNT ESTABLISHED WITH YOUR FINANCIAL INSTITUTION

ALL REQUESTS      The financial institution through which you buy shares may have different policies not described in this prospectus,
                  including different minimum investment amounts and minimum account balances.

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THROUGH AN ACCOUNT ESTABLISHED WITH THE FUND

BY MAIL The financial institution through which you buy shares may establish an account directly with the fund. To establish an account in this fashion, complete a RiverSource funds account application with your financial advisor or investment professional, and mail the account application to the address below. Account applications may be requested by calling (888) 791-3380. Make your check payable to the fund.
                  The fund does not accept cash, credit card convenience checks, money orders, traveler's checks, starter checks, third or fourth party checks, or other cash equivalents.

                  Mail your check and completed application to:

                  REGULAR MAIL          RIVERSOURCE INVESTMENTS (FUNDS)
                                        P.O. BOX 8041
                                        BOSTON, MA 02266-8041

                  EXPRESS MAIL          RIVERSOURCE INVESTMENTS (FUNDS)
                                        C/O BFDS
                                        30 DAN ROAD
                                        CANTON, MA 02021-2809

                  If you already have an account, include your name, account number and the name of the fund and class of shares along with your check. You can make scheduled investments in the fund by moving money from your checking account or savings account. See the Minimum Investment and Account Balance chart below for more information regarding scheduled investment plans.

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BY WIRE OR ACH    Fund shares purchased through the distributor may be paid
                  for by federal funds wire. Before sending a wire, call (888)
                  791-3380 to notify the distributor of the wire and to
                  receive further instructions.

                  If you are establishing an account with a wire purchase, you are required to send a signed account application to the address above. Please include the wire control number or your new account number on the application.

                  Your bank or financial institution may charge additional fees for wire transactions.

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BY EXCHANGE       Call (888) 791-3380 or send signed written instructions to the address above.

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MINIMUM INVESTMENT AND ACCOUNT BALANCE

                                           FOR ALL ACCOUNTS EXCEPT THOSE
                                           LISTED TO THE RIGHT (NONQUALIFIED)        TAX QUALIFIED ACCOUNTS
-----------------------------------------------------------------------------------------------------------------
INITIAL INVESTMENT                         $2,000                                    $1,000
-----------------------------------------------------------------------------------------------------------------
ADDITIONAL INVESTMENTS                     $100                                      $100
-----------------------------------------------------------------------------------------------------------------
ACCOUNT BALANCE*                           $300                                      None

* If your fund account balance falls below the minimum account balance for any reason, including a market decline, you will be asked to increase it to the minimum account balance or establish a scheduled investment plan.
      If you do not do so within 30 days, your shares may be automatically redeemed and the proceeds mailed to you.

MINIMUM INVESTMENT AND ACCOUNT BALANCE - SCHEDULED INVESTMENT PLANS

                                           FOR ALL ACCOUNTS EXCEPT THOSE
                                           LISTED TO THE RIGHT (NONQUALIFIED)        TAX QUALIFIED ACCOUNTS
-----------------------------------------------------------------------------------------------------------------
INITIAL INVESTMENT                         $100                                      $100
-----------------------------------------------------------------------------------------------------------------
ADDITIONAL INVESTMENTS                     $100                                      $50
-----------------------------------------------------------------------------------------------------------------
ACCOUNT BALANCE**                          None                                      None

** If your fund account balance is below the minimum initial investment described above, you must make payments at least monthly.


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S.6

If approved by the distributor, these minimums may be waived for accounts that are managed by an investment professional (for example, discretionary wrap accounts) or are part of an employer-sponsored retirement plan.

The fund reserves the right to modify its minimum account requirements at any time, with or without prior notice.

Please contact your financial institution for information regarding wire or electronic funds transfer.

EXCHANGING OR SELLING SHARES

You may exchange or sell shares by having your financial institution process your transaction. If your account is maintained directly with your financial institution, you must contact that financial institution to exchange or sell shares of the fund. If your account was established with the distributor, there are a variety of methods you may use to exchange or sell shares of the fund.

WAYS TO REQUEST AN EXCHANGE OR SALE OF SHARES

ACCOUNT ESTABLISHED WITH YOUR FINANCIAL INSTITUTION

ALL REQUESTS      You can exchange or sell shares by having your financial
                  institution process your transaction. The financial
                  institution through which you purchased shares may have
                  different policies not described in this prospectus,
                  including different transaction limits, exchange policies
                  and sale procedures.

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ACCOUNT ESTABLISHED WITH THE FUND

BY MAIL           Mail your exchange or sale request to:

                  REGULAR MAIL    RIVERSOURCE INVESTMENTS (FUNDS)
                                  P.O. BOX 8041
                                  BOSTON, MA 02266-8041

                  EXPRESS MAIL    RIVERSOURCE INVESTMENTS (FUNDS)
                                  C/O BFDS
                                  30 DAN ROAD
                                  CANTON, MA 02021-2809

                  Include in your letter:

                  o your name

                  o the name of the fund(s)

                  o your account number

                  o the class of shares to be exchanged or sold

                  o your Social Security number or Employer Identification
                    number

                  o the dollar amount or number of shares you want to exchange or sell

                  o specific instructions regarding delivery or exchange
                    destination

                  o signature(s) of registered account owner(s)

                  o any special documents the transfer agent may require in
                    order to process your order

                  Corporate, trust or partnership accounts may need to send additional documents.

                  Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

                  A Medallion Signature Guarantee is required if:

                  o Amount is over $50,000.

                  o You want your check made payable to someone other than
                    yourself.

                  o Your address has changed within the last 30 days.

                  o You want the check mailed to an address other than the
                    address of record.

                  o You want the proceeds sent to a bank account not on file.

                  o You are the beneficiary of the account and the account
                    owner is deceased (additional documents may be required).

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S.7

BY MAIL (CONT.)   A Medallion Signature Guarantee assures that a signature is genuine and not a forgery. The financial institution
                  providing the Guarantee is financially liable for the
                  transaction if the signature is a forgery. Eligible
                  guarantors include commercial banks, trust companies,
                  savings associations, and credit unions as defined by the
                  Federal Deposit Insurance Act. Note: A guarantee from a
                  notary public is not acceptable.

                  NOTE: Any express mail delivery charges you pay will vary depending on domestic or international delivery instructions.

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BY TELEPHONE      Call (888) 791-3380. Unless you elect not to have telephone exchange and sale privileges, they will automatically be
                  available to you. Reasonable procedures will be used to
                  confirm authenticity of telephone exchange or sale requests.
                  Telephone privileges may be modified or discontinued at any time. Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or
                  qualified retirement accounts. You may request that these
                  privileges NOT apply by writing to the address above.

                  Payment will be mailed to the address of record and made payable to the names listed on the account.

                  Telephone sale requests are limited to $100,000 per day.

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BY WIRE OR ACH    You can wire money from your fund account to your bank
                  account. Make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and a voided check or savings account deposit slip.

                  Call (888) 791-3380 or send a letter of instruction, with a Medallion Signature Guarantee if required, to the address above.

                  A service fee may be charged against your account for each wire sent.

                  Minimum amount: $100

                  Your bank or financial institution may charge additional fees for wire transactions.

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BY SCHEDULED      You may elect to receive regular periodic payments through
PAYOUT PLAN       an automatic sale of shares. See the SAI for more
                  information.

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IMPORTANT: Payments sent by a bank authorization or check that are not guaranteed may take up to ten days to clear. This may cause your sale request to fail to process if the requested amount includes unguaranteed funds.

EXCHANGES

Generally, you may exchange your fund shares for shares of the same class of any other publicly offered RiverSource fund without a sales charge. Exchanges into RiverSource Tax-Exempt Money Market Fund may be made only from Class A shares. For complete information on the fund you are exchanging into, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after your transaction request is received in good order. You will be subject to a sales charge if you exchange from a money market fund into an equity or fixed income fund.

MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING BY CERTAIN SHAREHOLDERS INTENDED TO PROFIT AT THE EXPENSE OF OTHER SHAREHOLDERS BY SELLING SHARES OF A FUND SHORTLY AFTER PURCHASE. MARKET TIMING MAY ADVERSELY IMPACT A FUND'S PERFORMANCE BY PREVENTING THE INVESTMENT MANAGER FROM FULLY INVESTING THE ASSETS OF THE FUND, DILUTING THE VALUE OF SHARES HELD BY LONG-TERM SHAREHOLDERS, OR INCREASING THE FUND'S TRANSACTION COSTS.


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S.8

THE ASSETS OF THE FUND CONSIST PRIMARILY OF SHARES OF THE UNDERLYING FUNDS. THE UNDERLYING FUNDS MAY BE MORE SUSCEPTIBLE TO THE RISKS OF MARKET TIMING. UNDERLYING FUNDS THAT INVEST IN SECURITIES THAT TRADE ON OVERSEAS SECURITIES MARKETS MAY BE VULNERABLE TO MARKET TIMERS WHO SEEK TO TAKE ADVANTAGE OF CHANGES IN THE VALUES OF SECURITIES BETWEEN THE CLOSE OF OVERSEAS MARKETS AND THE CLOSE OF U.S. MARKETS, WHICH IS GENERALLY THE TIME AT WHICH A FUND'S NAV IS CALCULATED. TO THE EXTENT THAT AN UNDERLYING FUND HAS SIGNIFICANT HOLDINGS OF SMALL CAP STOCKS, FOREIGN SECURITIES, FLOATING RATE LOANS OR HIGH YIELD BONDS, THE RISKS OF MARKET TIMING MAY BE GREATER FOR THE FUND THAN FOR OTHER FUNDS. SEE APPENDIX A FOR A LIST OF UNDERLYING FUNDS' INVESTMENT STRATEGIES.

SEE "VALUING FUND SHARES" FOR A DISCUSSION OF THE RIVERSOURCE FUNDS' POLICY ON FAIR VALUE PRICING, WHICH IS INTENDED, IN PART, TO REDUCE THE FREQUENCY AND EFFECT OF MARKET TIMING.

THE RIVERSOURCE FUNDS' BOARDS HAVE ADOPTED A POLICY THAT IS DESIGNED TO DETECT AND DETER MARKET TIMING. EACH FUND SEEKS TO ENFORCE THIS POLICY THROUGH ITS SERVICE PROVIDERS AS FOLLOWS:

o The fund tries to distinguish market timing from trading that it believes is not harmful, such as periodic rebalancing for purposes of asset allocation or dollar cost averaging. Under the fund's procedures, there is no set number of transactions in the fund that constitutes market timing. Even one purchase and subsequent sale by related accounts may be market timing. Generally, the fund seeks to restrict the exchange privilege of an investor who makes more than three exchanges into or out of the fund in any 90-day period. Accounts held by a retirement plan or a financial institution for the benefit of its participants or clients, which typically engage in daily transactions, are not subject to this limit, although the fund seeks the assistance of financial institutions in applying similar restrictions on the sub-accounts of their participants or clients.

o If an investor's trading activity is determined to be market timing or otherwise harmful to existing shareholders, the fund reserves the right to modify or discontinue the investor's exchange privilege or reject the investor's purchases or exchanges, including purchases or exchanges accepted by a financial institution. The fund may treat accounts it believes to be under common control as a single account for these purposes, although it may not be able to identify all such accounts.

o Although the fund does not knowingly permit market timing, it cannot guarantee that it will be able to identify and restrict all short-term trading activity. The fund receives purchase and sale orders through financial institutions where market timing activity may not always be successfully detected.

Other exchange policies:

o     Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o     Once the fund receives your exchange request, you cannot cancel it.

o Shares of the new fund may not be used on the same day for another exchange or sale.

SELLING SHARES

You may sell your shares at any time. The payment will be sent within seven days after your request is received in good order.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

REPURCHASES. You can change your mind after requesting a sale and use all or part of the sale proceeds to purchase new shares in the same account, fund and class from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV, up to the amount of the sale proceeds, instead of paying a sales charge on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. In order for you to take advantage of this repurchase waiver, you must notify your financial institution within 90 days of the date your sale request was processed. Contact your financial institution for information on required documentation. The repurchase privilege may be modified or discontinued at any time and use of this option may have tax consequences.

Each fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.


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S.9

VALUING FUND SHARES

For classes of shares sold with an initial sales charge, the public offering or purchase price is the net asset value plus the sales charge. For classes of shares sold without an initial sales charge, the public offering price is the NAV.

Orders in good form are priced at the NAV next determined after you place your order. Good form or good order means that your instructions have been received in the form required by the fund. This may include, for example, providing the fund name and account number, the amount of the transaction and all required signatures. For more information, contact your financial institution.

The NAV is the value of a single share of a fund. The NAV is determined by dividing the value of a fund's assets, minus any liabilities, by the number of shares outstanding. The NAV is calculated as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. The assets of the fund will consist primarily of shares of the underlying funds, which are valued at their NAVs. The underlying funds' securities are valued primarily on the basis of market quotations and floating rate loans are valued primarily on the basis of indicative bids. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.

When reliable market quotations or indicative bids are not readily available, investments are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of an investment held by an underlying fund is materially affected by events that occur after the close of a securities market but prior to the time as of which the underlying fund's NAV is determined. Valuing investments at fair value involves reliance on judgment. The fair value of an investment is likely to differ from any available quoted or published price. To the extent that an underlying fund has significant holdings of small cap stocks, high yield bonds, floating rate loans, or foreign securities that may trade infrequently, fair valuation may be used more frequently than for other funds. The underlying funds use an unaffiliated service provider to assist in determining fair values for foreign securities.

Foreign investments are valued in U.S. dollars. Some of an underlying fund's securities may be listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares. In that event, the NAV of the underlying fund's shares may change on days when shareholders will not be able to purchase or sell the underlying fund's shares.

DISTRIBUTIONS AND TAXES

As a shareholder you are entitled to your share of your fund's net income and net gains. Each fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Your fund's net investment income is distributed to you as dividends. Dividends may be composed of qualifying dividend income, which is eligible for preferential tax rates under current tax law, as well as other ordinary dividend income, which may include non-qualifying dividends, interest income and short-term capital gains. Because of the types of income earned by fixed income funds, it is unlikely they will distribute qualifying dividend income. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the fund held the security. Realized capital gains and losses offset each other. The fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the fund unless you request distributions in cash. The financial institution through which you purchased shares may have different policies.

Distributions are reinvested at the next calculated NAV after the distribution is paid. If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.


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S.10

TAXES

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

You may not create a tax loss, based on paying a sales charge, by exchanging shares within 91 days of purchase. If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased. For more information, see the SAI.

Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

Income received by a fund may be subject to foreign tax and withholding. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes.


Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements upon the withdrawal of the sales proceeds from such accounts. Please consult your tax advisor.


Because most of the fund's investments are shares of underlying funds, the tax treatment of the fund's gains, losses, and distributions may differ from the tax treatment that would apply if either the fund invested directly in the types of securities held by the underlying funds or the fund shareholders invested directly in the underlying funds. As a result, fund shareholders may recognize higher amounts of capital gain distributions or ordinary income dividends than they otherwise would.

IMPORTANT: This information is a brief and selective summary of some of the tax rules that apply to an investment in a fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

GENERAL INFORMATION

AVAILABILITY AND TRANSFERABILITY OF FUND SHARES

Please consult your financial institution to determine availability of RiverSource funds. Currently, RiverSource funds may be purchased or sold through affiliated broker-dealers of RiverSource Investments and through certain unaffiliated financial institutions. If you set up an account at a financial institution that does not have, and is unable to obtain, a selling agreement with the distributor of the RiverSource funds, you will not be able to transfer RiverSource fund holdings to that account. In that event, you must either maintain your RiverSource fund holdings with your current financial institution, find another financial institution with a selling agreement, or sell your shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

ADDITIONAL SERVICES AND COMPENSATION


In addition to acting as the Funds' investment manager, RiverSource Investments and its affiliates also receive compensation for providing other services to the funds.


Administration Services. Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the RiverSource funds. These services include administrative, accounting, treasury, and other services. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

Custody Services. Ameriprise Trust Company, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the custodian or Ameriprise Trust Company), provides custody services to all but a limited number of the RiverSource funds, for which U.S. Bank National Association provides custody services. In addition, Ameriprise Trust Company is paid for certain transaction fees and out-of-pocket expenses incurred while providing services to the funds. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."


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S.11

Distribution and Shareholder Services. RiverSource Distributors, Inc., 50611 Ameriprise Financial Center, Minneapolis, Minnesota 55474, and Ameriprise Financial Services, 70100 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (collectively, the distributor), provide underwriting and distribution services to the RiverSource funds. Under the Distribution Agreement and related distribution and shareholder servicing plans, the distributor receives distribution and shareholder servicing fees. The distributor may retain a portion of these fees to support its distribution and shareholder servicing activity. The distributor re-allows the remainder of these fees (or the full fee) to the financial institutions that sell fund shares and provide services to shareholders. Fees paid by a fund for these services are set forth under "Distribution (12b-1) fees" in the expense table under "Fees and Expenses." More information on how these fees are used is set forth under "Investment Options -- Classes of Shares" and in the SAI. The distributor also administers any sales charges paid by an investor at the time of purchase or at the time of sale. See "Shareholder Fees (fees paid directly from your investment)" under "Fees and Expenses" for the scheduled sales charge of each share class. See "Buying and Selling Shares: Sales Charges" for variations in the scheduled sales charges, and for how these sales charges are used by the distributor. See "Other Investment Strategies and Risks" for the RiverSource funds' policy regarding directed brokerage.


Plan Administration Services. Under a Plan Administration Services Agreement the fund pays for plan administration services, including recordkeeping, communication or educational services to 529 and retirement plan sponsors, plans and plan participants. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

Transfer Agency Services. RiverSource Service Corporation, 734 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the transfer agent or RiverSource Service Corporation), provides or compensates others to provide transfer agency services to the RiverSource funds. The RiverSource funds pay the transfer agent a fee that varies by class, as set forth in the SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the funds. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses." RiverSource Service Corporation pays a portion of these fees to financial institutions that provide sub-recordkeeping and other services to fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the transfer agent agreements.


PAYMENTS TO FINANCIAL INSTITUTIONS

RiverSource Investments and its affiliates may make or support additional cash payments out of their own resources to financial institutions, including inter-company allocation of resources to affiliated broker-dealers such as Ameriprise Financial Services (and its licensed representatives), in connection with selling fund shares or providing services to the fund or its shareholders. These inter-company allocations may include payment as compensation to employees of RiverSource Investments who are licensed by Ameriprise Financial Services, in respect of certain sales and solicitation activity on behalf of the funds. These payments and inter-company allocations are in addition to any 12b-1 distribution and/or shareholder service fees or other amounts paid by the fund to the distributor under distribution and shareholder servicing plans, or paid by the fund to the transfer agent under its transfer agency agreement or plan administration agreement, which fees may be used by the entities to support shareholder account maintenance, sub-accounting, recordkeeping or other services provided directly by the financial institution to shareholders or 529 and retirement plans and the plan participants. In exchange for these payments and inter-company allocations, RiverSource Investments and its affiliates may receive preferred access to registered representatives of a financial institution (for example, the ability to make presentations in branch offices or at conferences) or preferred access to customers of the financial institution (for example, the ability to advertise or directly interact with the financial institution's customers in order to sell the fund). These arrangements are sometimes referred to as "revenue sharing payments." In some cases, these arrangements may create an incentive for a financial institution or its representatives to recommend or sell shares of a fund and may create a conflict of interest between a financial institution's financial interest and its duties to its customers. Please contact the financial institution through which you are purchasing shares of the fund for details about any payments it may receive in connection with the solicitation and sale of fund shares or providing services to the fund or its shareholders. These payments and inter-company allocations are usually calculated based on a percentage of fund sales and/or as a percentage of fund assets attributable to a particular financial institution. These payments may also be negotiated based on other criteria or factors including, but not limited to, the financial institution's affiliation with the investment manager, its reputation in the industry, its ability to attract and retain assets, its access to target markets, its customer relationships and the scope and quality of services it provides. The amount of payment or inter-company allocation may vary by financial institution and by type of sale (e.g., purchases of different share classes or purchases of the fund through a qualified plan or through a wrap program), and may be significant.

From time to time, RiverSource Investments and its affiliates may make other reimbursements or payment to financial institutions or their representatives, including non-cash compensation, in the form of gifts of nominal value, occasional meals, tickets, or other entertainment, support for due diligence trips, training and educational meetings or conference sponsorships, support for recognition programs, and other forms of non-cash compensation permissible under regulations to which these financial institutions and their representatives are subject.


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S.12

ADDITIONAL MANAGEMENT INFORMATION

MANAGER OF MANAGERS EXEMPTION. The RiverSource funds have received an order from the Securities and Exchange Commission that permits RiverSource Investments, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

Before certain fixed income funds may rely on the order, holders of a majority of the fund's outstanding voting securities will need to approve operating the fund in this manner. There is no assurance shareholder approval will be received, and no changes will be made without shareholder approval until that time. For more information, see the SAI.

RiverSource Investments or its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, RiverSource Investments does not consider any other relationship it or its affiliates may have with a subadviser, and RiverSource Investments discloses the nature of any material relationships it has with a subadviser to the Board.

AFFILIATED PRODUCTS. RiverSource Investments seeks to minimize the impact of the fund's purchases and redemptions of shares of the underlying funds by implementing them over a reasonable time frame. In addition, because RiverSource Investments earns different fees from the underlying funds, in determining the allocation of the fund's assets among underlying funds, RiverSource Investments may have an economic conflict of interest. RiverSource Investments will report to the fund's Board on the steps it has taken to manage any potential conflicts.

FUND HOLDINGS DISCLOSURE. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a fund. A description of these policies and procedures is included in the SAI.


LEGAL PROCEEDINGS. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Information regarding certain pending and settled legal proceedings may be found in the Fund's shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.



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S.13

APPENDIX A

UNDERLYING FUNDS -- INVESTMENT OBJECTIVES AND STRATEGIES

The following is a brief description of the investment objectives and strategies of the underlying funds. RiverSource Investments may add new underlying funds for investment or change underlying funds without the approval of shareholders. Additional information regarding the underlying funds is available in the applicable fund's prospectus and statement of additional information. This prospectus is not an offer for any of the underlying funds.

UNDERLYING FUNDS                       INVESTMENT OBJECTIVES AND STRATEGIES
EQUITY FUNDS


RiverSource                            The Fund seeks to provide shareholders with long-term capital growth.
Aggressive Growth Fund                 Under normal market conditions, the Fund's net assets, including the amount of any borrowings for investment purposes, are invested primarily in equity securities of medium-sized U.S. companies.
                                       Medium-sized U.S. companies are those whose market capitalization at the time of purchase falls within the range of the Russell Midcap(R)
                                       Growth Index. Although it invests in primarily medium-sized companies, the Fund may also invest in companies of any size of capitalization.

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RiverSource                            The Fund seeks to provide shareholders with long-term capital growth.
Disciplined Equity Fund                Under normal market conditions, at least 80% of the Fund's net assets are invested in equity securities of companies listed on U.S. exchanges with market capitalizations greater than $5 billion at the time of purchase.

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RiverSource                            The Fund seeks to provide shareholders with long-term capital growth.
Disciplined International              Under normal market conditions, at least 80% of the Fund's assets will
Equity Fund                            be invested in equity securities of foreign issuers or in instruments that provide exposure to foreign equity markets. The Fund may invest in securities of or instruments that provide exposure to both developed and emerging markets issuers.

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RiverSource                            The Fund seeks to provide shareholders with long-term capital growth.
Disciplined Large Cap                  Under normal market conditions, at least 80% of the Fund's net assets
Growth Fund                            are invested in equity securities of companies with market capitalizations of $5 billion at the time of purchase or that fall within the capitalization range of companies in the Russell 1000 Growth
                                       Index at the time of purchase.

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RiverSource                            The Fund seeks to provide shareholders with long-term capital growth.
Disciplined Small and                  Under normal market conditions, at least 80% of the Fund's net assets
Mid Cap Equity Fund                    are invested in equity securities of companies with market capitalizations of up to $5 billion or that fall within the range of companies that comprise the Russell 2500(TM) Index (the Index) at the time of investment. The market capitalization range and composition of the Index is subject to change.

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RiverSource                            The Fund seeks to provide shareholders with long-term capital growth.
Disciplined Small Cap                  Under normal market conditions, at least 80% of the Fund's net assets
Value Fund                             are invested in small capitalization equity securities. For these purposes, small capitalization equity securities are securities of companies with market capitalizations that fall within the range of companies that comprise the Russell 2000(R) Value Index (the Index) at the time of investment.

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RiverSource                            The Fund seeks to provide shareholders with a high level of current
Diversified Equity Income Fund         income and, as a secondary objective, steady growth of capital. The
                                       Fund's assets primarily are invested in equity securities. Under normal market conditions, the Fund will invest at least 80% of its net assets in dividend-paying common and preferred stock.


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RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 PROSPECTUS A.1

UNDERLYING FUNDS                       INVESTMENT OBJECTIVES AND STRATEGIES
EQUITY FUNDS


RiverSource                            The Fund seeks to provide shareholders with a high level of current
Dividend Opportunity Fund              income. Secondary objective is growth of income and capital. The Fund's assets are primarily invested in equity securities. Under normal market conditions, the Fund will invest at least 80% of its net assets in dividend-paying common and preferred stocks. The selection of dividend-paying stocks is the primary decision in building the investment portfolio.

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RiverSource                            The Fund seeks to provide shareholders with long-term capital growth.
Emerging Markets Fund                  The Fund's assets are primarily invested in equity securities of emerging markets companies. Emerging markets are countries characterized as developing or emerging by either the World Bank or the
                                       United Nations. Under normal market conditions, at least 80% of the
                                       Fund's net assets will be invested in securities of companies that are located in emerging market countries, or that earn 50% or more of their total revenues from goods or services produced in emerging market countries or from sales made in emerging market countries.

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RiverSource                            The Fund seeks to provide shareholders with growth of capital and
Equity Value Fund                      income. Under normal market conditions, the Fund will invest at least
                                       80% of its net assets in equity securities. These securities may provide income, offer the opportunity for long-term capital appreciation, or both. The Fund's investment philosophy is rooted in the belief that a disciplined, systematic, value-oriented approach to investing in primarily larger companies provides investors with an excellent opportunity for long-term growth of capital.

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RiverSource                            The Fund seeks to provide shareholders with capital appreciation. The
European Equity Fund                   Fund primarily invests in equity securities of European companies that are believed to offer growth potential. A company is considered to be located in Europe if: (1) it is organized under the laws of a European country and has a principal office in a European country; (2) it derives at least 50% of its total revenues from businesses in Europe;
                                       or (3) its equity securities are traded principally on a stock exchange in Europe. Under normal market conditions, the Fund will invest at least 80% of its net assets in equity securities of European issuers.
                                       Although the Fund emphasizes investments in developed countries, the
                                       Fund also may invest in companies located in developing or emerging markets.

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RiverSource                            The Fund seeks to provide shareholders with long-term capital growth.
Fundamental Growth Fund                The Fund's assets are primarily invested in publicly traded U.S.
                                       securities. The Fund will invest mainly in large-cap companies but may invest in companies of any size or capitalization. The Fund seeks to achieve its investment objectives by investing in a diversified portfolio of equity investments that have sufficient growth potential for consistent long-term growth. The Fund will generally select established companies with revenue and profits that are either stable and predictable or growing at above average rates.

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RiverSource                            The Fund seeks to provide shareholders with long-term capital growth.
Fundamental Value Fund                 The Fund's assets are primarily invested in equity securities of U.S.
                                       companies. Under normal market conditions, the Fund's net assets will be invested primarily in companies with market capitalizations of at least $5 billion at the time of the fund's investment. The Fund may invest in foreign securities.


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A.2 RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 PROSPECTUS

UNDERLYING FUNDS                       INVESTMENT OBJECTIVES AND STRATEGIES
EQUITY FUNDS


RiverSource                            The Fund seeks to provide shareholders with long-term capital growth.
Global Technology Fund                 The Fund focuses on equity securities of companies in the information technology industry throughout the world. Although the Fund may invest in securities of issuers located in any country, at any given time the portfolio may hold primarily securities of issuers located in the U.S.
                                       Because of the multinational character of the technology industry, the headquarters, principal operations and primary sources of revenues of the companies in which the Fund invests may be located in the U.S. or outside the U.S. Under normal market conditions, at least 80% of the
                                       Fund's net assets are invested in securities of companies in the technology industry.

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RiverSource                            The Fund seeks to provide shareholders with long-term capital growth.
Growth Fund                            The Fund invests primarily in common stocks and securities convertible into common stocks that appear to offer growth opportunities. These growth opportunities could result from new management, market developments, or technological superiority. The Fund may invest up to
                                       25% of its total assets in foreign investments.

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RiverSource                            The Fund seeks to provide shareholders with long-term capital growth.
International Aggressive               The Fund's assets are primarily invested in equity securities of
Growth Fund                            foreign issuers that are believed to offer strong growth potential. The
                                       Fund may invest in both developed and emerging markets.

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RiverSource                            The Fund seeks to provide shareholders with long-term growth of
International Equity Fund              capital. Under normal market conditions, the Fund will invest at least
                                       80% of its net assets in equity securities. The Fund's assets are primarily invested in equity securities of foreign issuers. The Fund may invest in common stocks of companies operating in less developed or emerging markets. The Fund invests mainly in midsized and large companies although it may invest in companies of any size. As a core fund, the Fund will invest in a blend of both value and growth stocks.
                                       At times the Fund may favor one more than the other based on available opportunities.

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RiverSource                            The Fund seeks to provide shareholders with long-term capital growth.
International Opportunity Fund         The Fund's assets primarily are invested in equity securities of foreign issuers that are believed to offer strong growth potential. The
                                       Fund may invest in developed and in emerging markets.

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RiverSource                            The Fund seeks to provide shareholders with long-term capital growth.
International Select Value Fund        The Fund's assets primarily are invested in equity securities of issuers in countries that are part of the Morgan Stanley Capital
                                       International (MSCI) EAFE (Europe, Australia and the Far East) Index
                                       and Canada. The Fund's assets will be diversified among many foreign countries, but not necessarily in the same proportion that the countries are represented in the EAFE Index. The Fund's assets also may be invested in less developed or emerging countries.

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RiverSource                            The Fund seeks to provide shareholders with long-term growth of
International Small Cap Fund           capital. The Fund invests primarily in equity securities of non-U.S.
                                       companies. Under normal market conditions, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in the stocks of small companies. The Fund considers small companies to be those with market capitalization of up to $2 billion, or those whose market capitalization falls within the range of companies in the S&P/Citigroup Global Equity ex-U.S. Less Than $2
                                       billion Index. The Fund may invest in mature markets (such as the
                                       United Kingdom, Canada, and Japan) and emerging markets (such as Korea,
                                       Mexico, and Russia). The Fund will hold both growth and value stocks and at times may favor one more than the other based on available opportunities.


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RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 PROSPECTUS A.3

UNDERLYING FUNDS                       INVESTMENT OBJECTIVES AND STRATEGIES
EQUITY FUNDS


RiverSource                            The Fund seeks to provide shareholders with long-term growth of capital.
Large Cap Equity Fund                  Under normal market conditions, at least 80% of the Fund's net assets are invested in equity securities of companies with a market capitalization greater than $5 billion at the time of the purchase. The
                                       Fund may invest in income-producing equity securities, such as dividend paying stocks, convertible securities and preferred stocks.

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RiverSource                            The Fund seeks to provide shareholder with long-term growth of capital.
Large Cap Value Fund                   Under normal market conditions, at least 80% of the Fund's net assets are invested in equity securities of companies with a market capitalization greater than $5 billion. The Fund may also invest in income-producing equity securities, such as preferred stocks.

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RiverSource                            The Fund seeks to provide shareholders with growth of capital. Under
Mid Cap Growth Fund                    normal market conditions, the Fund will invest at least 80% of its net assets at the time of purchase in the common stocks of
                                       mid-capitalization companies. The investment manager defines mid-cap companies as those whose market capitalizations (number of shares multiplied by the share price) falls within the range of the Russell
                                       MidCap(R) Growth Index (the Index). Over time, the capitalizations of the companies in the Index will change. As they do, the size of the companies in which the Fund invests may change. As long as an investment continues to meet the Fund's other investment criteria, the Fund may choose to continue to hold a stock even if the company's market capitalization grows beyond the largest absolute market capitalization weighting held within the Index or falls below the market capitalization of the smallest company held within the Index.

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RiverSource                            The Fund seeks to provide shareholders with long-term growth of capital.
Mid Cap Value Fund                     Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes)
                                       in equity securities of medium-sized companies. Medium-sized companies are those whose market capitalizations at the time of purchase fall within the range of the Russell Midcap(R) Value Index. The remaining 20%
                                       may be invested in stocks of smaller or larger companies' preferreds, convertibles or other debt securities. The Fund may invest up to 25% of its total assets in foreign investments. The Fund can invest in any economic sector and, at times, it may emphasize one or more particular sectors.

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RiverSource                            The Fund seeks to provide shareholders with long-term growth of capital.
Precious Metals and                    The Fund is a non-diversified mutual fund that, under normal market
Mining Fund                            conditions, invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of companies in precious metals industries or in mining industries (including precious metals, non-precious metals and special minerals). Companies in precious metals industries include those engaged in exploration, mining, processing or distribution of gold and other precious metals and related minerals. Companies in mining industries include those engaged in the mining, or procurement, of not only precious metals, but also non-precious metals and minerals. Non-precious metals and minerals include things such as: nickel, copper, zinc, energy, coal, metallurgical coal, natural gas, salt or other common metals or minerals.

                                       Under normal market conditions, at least 65% of the Fund's net assets will be invested in precious metals related industries, which may include up to 10% in gold, silver, or other precious metals, strategic metals or other metals occurring naturally within such metals and at least 50% of the Fund's net assets will be invested in foreign securities.


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A.4 RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 PROSPECTUS

UNDERLYING FUNDS                       INVESTMENT OBJECTIVES AND STRATEGIES
EQUITY FUNDS


RiverSource                            The Fund seeks to provide shareholders with total return from both
Real Estate Fund                       current income and capital appreciation. The Fund is a non-diversified mutual fund that invests primarily in equity securities. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of companies operating in the real estate industry, including equity securities of real estate investment trusts (REITs), and other real estate related investments.

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RiverSource                            The Fund seeks to provide shareholders with long-term growth of
Select Value Fund                      capital. The Fund's assets are primarily invested in equity securities of mid cap companies as well as companies with larger and smaller market capitalizations. The Fund considers mid-cap companies to be either those with a market capitalization of up to $10 billion or those whose market capitalizations falls within the range of the Russell
                                       3000(R) Value Index.

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RiverSource                            The Fund seeks to provide shareholders with long-term capital growth.
Small Cap Advantage Fund               The Fund's assets primarily are invested in equity securities. Under normal market conditions, at least 80% of the Fund's net assets are invested in equity securities of companies with market capitalizations, at the time of investment, of up to $2 billion or that fall within the range of the Russell 2000(R) Index.

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RiverSource                            The Fund seeks to provide shareholders with long-term growth of
Small Cap Equity Fund                  capital. Under normal market conditions, at least 80% of the Fund's net assets are invested at the time of purchase in equity securities issued by small companies. The Fund considers small companies to be those that, at the time of investment, have a market capitalization not greater than that of the largest company in the Russell 2000(R) Index or the S&P SmallCap 600 Index. As a core fund, the Fund will hold both growth and value stocks and at times may favor one more than the other based on available opportunities.

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RiverSource                            The Fund seeks to provide shareholders with long-term capital growth.
Small Cap Growth Fund                  The Fund's assets primarily are invested in equity securities. Under normal market conditions, at least 80% of the Fund's net assets are invested in securities of companies with market capitalizations, at the time of investment, of up to $2 billion, or that fall within the range of the Russell 2000(R) Growth Index.

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RiverSource                            The Fund seeks to provide shareholders with long-term capital
Small Cap Value Fund                   appreciation. Under normal market conditions, at least 80% of the
                                       Fund's net assets are invested in small cap companies. Small cap companies are those that have a market capitalization, at the time of investment, of up to $2.5 billion or that fall within the range of the
                                       Russell 2000(R) Value Index.

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RiverSource                            The Fund seeks to provide shareholders with long-term capital growth.
Value Fund                             The Fund invests primarily in securities of large, well-established
                                       U.S. and multinational companies.


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RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 PROSPECTUS A.5

UNDERLYING FUNDS                       INVESTMENT OBJECTIVES AND STRATEGIES
FIXED INCOME FUNDS


RiverSource                            The Fund seeks to provide shareholders with a high total return through
Core Bond Fund                         current income and capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in bonds and other debt securities. Although the Fund is not an index fund, it invests primarily in securities like those included in the Lehman
                                       Brothers Aggregate Bond Index (the Index), which are investment grade and denominated in U.S. dollars. The Index includes securities issued by the U.S. government, corporate bonds, and mortgage- and asset-backed securities. The Fund will not invest in securities rated below investment grade, although it may hold securities that have been downgraded.

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RiverSource                            The Fund seeks to provide shareholders with a high level of current
Diversified Bond Fund                  income while conserving the value of the investment for the longest period of time. Under normal market conditions, the Fund invests at least 80% of it net assets in bonds and other debt securities. At least
                                       50% of the Fund's net assets will be invested in securities like those included in the Lehman Brothers Aggregate Bond Index (the Index), which are investment grade and denominated in U.S. dollars. The Index includes securities issued by the U.S. government, corporate bonds, and mortgage- and asset-backed securities. Although the Fund emphasizes high- and medium-quality debt securities, it will assume some credit risk to achieve higher yield and/or capital appreciation by buying lower-quality (junk) bonds. The Fund may invest up to 15% in foreign investments, which may include investments in emerging markets.

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RiverSource                            The Fund seeks to provide shareholders with high total return through
Global Bond Fund                       income and growth of capital. The Fund is a non-diversified mutual fund that invests primarily in debt obligations of U.S. and foreign issuers.
                                       Under normal market conditions, at least 80% of the Fund's net assets will be invested in investment-grade corporate or government debt obligations, including money market instruments, of issuers located in at least three different countries. Although the Fund emphasizes high and medium-quality debt securities, it may assume some credit risk achieve higher dividends and/or capital appreciation by buying below investment-grade bonds (junk bonds).

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RiverSource                            The Fund seeks to provide shareholders with high current income as its
High Yield Bond Fund                   primary objective and, as its secondary objective, capital growth.
                                       Under normal market conditions, the Fund will invest at least 80% of its net assets in high-yielding, high-risk corporate bonds (junk bonds). These bonds may be issued by U.S. and foreign companies and governments.

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RiverSource                            The Fund seeks to provide shareholders with a high total return through
Income Opportunities Fund              current income and capital appreciation. Under normal market conditions, the Fund's assets are invested primarily in
                                       income-producing debt securities, with an emphasis on the higher rated segment of the high-yield (junk bond) market. The Fund will purchase only securities rated B or above, or unrated securities believed to be of the same quality. If a security falls below a B rating, the Fund may continue to hold the security.


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A.6 RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 PROSPECTUS

UNDERLYING FUNDS                       INVESTMENT OBJECTIVES AND STRATEGIES
FIXED INCOME FUNDS


RiverSource                            The Fund seeks to provide shareholders with total return that exceeds
Inflation Protected                    that the rate of inflation over the long-term. The Fund is a
Securities Fund                        non-diversified fund that, under normal market conditions, invests at least 80% of its net assets in inflation-protected debt securities.
                                       These securities include inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. The Fund currently intends to focus on inflation-protected debt securities issued by the U.S.
                                       Treasury. The Fund invests only in securities rated investment grade.
                                       Inflation-protected securities are designed to protect the future purchasing power of the money invested in them. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. For example, the U.S.
                                       Treasury uses the Consumer Price Index for Urban Consumers
                                       (nonseasonally adjusted) as the inflation measure.

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RiverSource                            The Fund seeks to provide shareholders with a level of current income
Limited Duration Bond Fund             consistent with preservation of capital. Under normal market conditions, the Fund invests at least 80% of it net assets in bonds and other debt securities. Although the Fund is not an index fund, it invests primarily in securities similar to those included in the Lehman
                                       Brothers Intermediate Aggregate Bond Index (the Index). The Index
                                       includes securities issued by the U.S. government, corporate bonds, and mortgage- and asset-backed securities. The Fund generally will not invest in securities rated below investment grade, although it may hold securities that have been downgraded.

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RiverSource                            The Fund seeks to provide shareholders with a high level of current
Short Duration                         income and safety of principal consistent with investment in U.S.
U.S. Government Fund                   government and government agency securities. Under normal market conditions, at least 80% of the Fund's net assets are invested in debt securities issued or guaranteed as to principal and interest by the
                                       U.S. government, or its agencies or instrumentalities. The Fund invests in direct obligations of the U.S. government, such as Treasury bonds, bills and notes, and of it agencies and instrumentalities. The Fund may also invest to a substantial degree in securities issued by various entities sponsored by the U.S. government, such as the Federal National
                                       Mortgage Association (FNMA or Fannie Mae) and the Federal Home Loan
                                       Mortgage Corporation (FHLMC or Freddie Mac). These issuers are chartered or sponsored by acts of Congress; however, their securities are neither issued nor guaranteed by the United States Treasury. When market conditions are favorable, the Fund may also invest in debt securities that are not issued by the U.S. government, its agencies or instrumentalities, or that are denominated in currencies other than the
                                       U.S. dollar.

---------------------------------------------------------------------------------------------------------------
RiverSource                            The Fund seeks to provide shareholders with current income as its
U.S. Government                        primary objective and, as its secondary objective, preservation of
Mortgage Fund                          capital. The Fund's assets primarily are invested in mortgage-backed securities. Under normal market conditions, at least 80% of the Fund's net assets (including the amount of any borrowings for investment purposes) are invested in mortgage related securities that either are issued or guaranteed as to principal and interest by the U.S.
                                       government, its agencies, authorities or instrumentalities. This includes, but is not limited to Government National Mortgage
                                       Association (GNMA or Ginnie Mae) mortgage-backed bonds, which are backed by the full faith and credit of the United States; and Federal
                                       National Mortgage Association (FNMA or Fannie Mae) and Federal Home
                                       Loan Mortgage Corporation (FHLMC or Freddie Mac) mortgage-backed bonds.
                                       FNMA and FHLMC are chartered or sponsored by Acts of Congress; however, their securities are neither issued nor guaranteed by the United States
                                       Treasury. The selection of mortgage related securities is the primary decision in building the investment portfolio.


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RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 PROSPECTUS A.7

UNDERLYING FUNDS                       INVESTMENT OBJECTIVES AND STRATEGIES
MONEY MARKET FUNDS


RiverSource                            The Fund seeks to provide shareholders with maximum current income
Cash Management Fund                   consistent with liquidity and stability of principal. The Fund's assets primarily are invested in money market instruments, such as marketable debt obligations issued by corporations or the U.S. government or its agencies, bank certificates of deposit, bankers' acceptances, letters of credit and commercial paper, including asset-backed commercial paper. The Fund may invest more than 25% of its total assets in money market instruments issued by U.S. banks, U.S. branches of foreign banks and U.S. government securities. Additionally, the Fund may invest up to
                                       35% of its total assets in U.S. dollar-denominated foreign investments.


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ALTERNATIVE INVESTMENT STRATEGIES


RiverSource                            The Fund seeks to provide shareholders with positive absolute return.
Absolute Return Currency               The Fund is a non-diversified fund that, under normal market
and Income Fund                        conditions, will invest at least 80% of its net assets (including any borrowings for investment purposes) in short-duration debt obligations and forward foreign currency contracts. It is expected that the gross notional value of the Fund's forward foreign currency contracts will be equivalent to at least 80% of the Fund's net assets.


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A.8 RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 PROSPECTUS

APPENDIX B

UNDERLYING FUNDS -- RISKS

The following is a brief description of principal risks associated with the underlying funds in which the Funds invest. Additional information regarding the principal risks for the underlying funds is available in the applicable underlying fund's prospectus and Statement of Additional Information. This prospectus is not an offer for any of the underlying funds.


ACTIVE MANAGEMENT RISK. The underlying funds are actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the underlying funds' investment objectives. Due to its active management, the underlying funds could underperform other mutual funds with similar investment objectives.

COUNTERPARTY RISK (ABSOLUTE RETURN CURRENCY AND INCOME FUND AND FLOATING RATE
FUND). Counterparty risk is the risk that a counterparty to a financial instrument entered into by the underlying fund or held by a special purpose or structured vehicle becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The underlying fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The underlying fund may obtain only limited recovery or may obtain no recovery in such circumstances. The underlying fund will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality by the investment manager.

CONCENTRATION RISK (CASH MANAGEMENT FUND). Investments that are concentrated in a particular issuer, geographic region, or sector will be more susceptible to changes in price. The more a fund diversifies, the more it spreads risk. For example, if an underlying fund concentrates its investments in banks, the value of these investments may be adversely affected by economic or regulatory developments in the banking industry.

CONFIDENTIAL INFORMATION ACCESS RISK (FLOATING RATE FUND). In managing the underlying fund, the investment manager normally will seek to avoid the receipt of material, non-public information (Confidential Information) about the issuers of floating rate loans being considered for acquisition by the underlying fund, or held in the underlying fund. In many instances, issuers of floating rate loans offer to furnish Confidential Information to prospective purchases or holders of the issuer's floating rate loans to help potential investors assess the value of the loan. The investment manager's decision not to receive Confidential Information from these issuers may disadvantage the underlying fund as compared to other floating rate loan investors, and may adversely affect the price the underlying fund pays for the loans it purchases, or the price at which the underlying fund sells the loans. Further, in situations when holders of floating rate loans are asked, for example, to grant consents, waivers of amendments, the investment manager's ability to assess the desirability of such consents, waivers or amendments may be compromised. For these and other reasons, it is possible that the investment manager's decision under normal circumstances not to receive Confidential Information could adversely affect the underlying fund's performance. To protect such Confidential Information, the investment manager has established information walls around the portfolio managers who use such information to assess these floating rate loans for the underlying fund to guard against the potential misuse of such Confidential Information.

CREDIT RISK. Credit risk is the risk that the borrower of a loan or the issuer of another debt security will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a loan. Rating agencies assign credit ratings to certain loans and other debt securities to indicate their credit risk. The price of a loan or other debt security generally will fall if the borrower or the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the borrower's or the issuer's credit rating or other news affects the market's perception of the borrower's or the issuer's credit risk. If the borrower of a floating rate loan declares or is declared bankrupt, there may be a delay before the underlying fund can act on the collateral securing the loan, which may adversely affect the underlying fund. Further, there is a risk that a court could take action with respect to a floating rate loan adverse to the holders of the loan, such as invalidating the loan, the lien on the collateral, the priority status of the loan, or ordering the refund of interest previously paid by the borrower. Any such actions by a court could adversely affect the underlying fund's performance. If the underlying fund purchases unrated loans or other debt securities, or if the rating of a loan or security is reduced after purchase, the underlying fund will depend on the investment manager's analysis of credit risk more heavily than usual. Non-investment grade loans or securities, commonly called "high-yield" or "junk," may react more to perceived changes in the ability of the borrower or issuing entity to pay interest and principal when due than to changes in interest rates. Non-investment grade loans or securities have greater price fluctuations and are more likely to experience a default than investment grade loans or securities. A default or expected default of a floating rate loan could also make it difficult for the underlying fund to sell the loans at prices approximating the value previously placed on them.



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RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 PROSPECTUS B.1

DERIVATIVES RISK. Derivatives (such as forward currency contracts) are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, options, futures, indices or currencies. Just as with securities in which the underlying fund invests directly, derivatives are subject to a number of risks, including market, correlation, liquidity, interest rate and credit risk. In addition, gains or losses involving derivatives may be substantial, because a relatively small price movement in the underlying security, currency or index may result in a substantial gain or loss for the underlying fund. The underlying fund will suffer a loss in connection with the investment manager's use of derivative instruments if prices do not move in the direction anticipated by the underlying fund's investment manager when entering into the derivative instrument. To comply with applicable regulatory requirements, the underlying fund will be required to designate cash securities in an amount equal to the value of the underlying fund's total assets committed to consummating forward currency contracts. If the value of the securities declines or the amount required to meet the underlying fund's obligations on a forward currency contract increases, additional cash or securities may be required to be designated so that the value of the cash or securities will equal the amount of the underlying fund's commitments on such contracts. If the underlying fund is unable to designate cash or securities equal to the amount of the underlying fund's commitments on such contracts, the underlying fund may be forced to sell such contracts at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.


DIVERSIFICATION RISK (ABSOLUTE RETURN CURRENCY AND INCOME FUND, EMERGING MARKETS BOND FUND, GLOBAL BOND FUND AND INFLATION PROTECTED SECURITIES FUND). If the underlying fund is non-diversified. A non-diversified fund may invest more of its assets in fewer issuers than if it were a diversified fund. Because each investment has a greater effect on the underlying fund's performance, the underlying fund may be more exposed to risk of loss and volatility then a fund that invests more broadly.

FOREIGN/EMERGING MARKETS RISK. The following are all components of foreign/emerging markets risk:

Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.

Currency risk. Exposure to foreign currencies creates exposure to constantly changing exchange rates and the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being sold forward. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the U.S. or abroad. As a result, the Fund's exposure to foreign currencies may reduce the returns of the Fund. Trading of foreign currencies also includes the risk of clearing and settling trades which, if prices are volatile, may be difficult.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.


Emerging markets risk includes the dramatic pace of change (economic, social and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.


GEOGRAPHIC CONCENTRATION RISK (EMERGING MARKETS BOND FUND AND ABSOLUTE RETURN CURRENCY AND INCOME FUND). The underlying fund may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic region in which the underlying fund focuses its investments. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the underlying fund may be more volatile than a more geographically diversified fund.

HIGHLY LEVERAGED TRANSACTIONS RISK (FLOATING RATE FUND). The corporate loans and corporate debt securities in which the underlying fund invests substantially consist of transactions involving refinancings, recapitalizations, mergers and acquisitions, and other financings for general corporate purposes. The underlying fund's investments also may include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as "debtor-in-possession" financings), provided that such senior obligations are determined by the underlying fund's investment manager upon its credit analysis to be a suitable investment by the underlying fund. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include but are not limited to: management's taking over control of a company (leveraged buy-out); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.


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B.2 RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 PROSPECTUS

IMPAIRMENT OF COLLATERAL RISK (FLOATING RATE FUND). The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the borrower's obligations or difficult to liquidate. In addition, the underlying fund's access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate loans may not be fully collateralized and may decline in value.

INFLATION RISK. Also known as purchasing power risk, inflation risk reflects the effects of continually rising prices on investments. If an investment's return is lower than the rate of inflation, your money will have less purchasing power as time goes on.

INFLATION PROTECTED SECURITIES RISK (INFLATION PROTECTED SECURITIES FUND). Inflation-protected debt securities tend to react to change in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the underlying fund may have no income at all. Income earned by a shareholder depends on the amount of principal invested and that principal will not grow with inflation unless the investor reinvests the portion of underlying fund's distributions that comes from inflation adjustments.

INTEREST RATE RISK. The securities in the portfolio are subject to the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with fixed income securities in the underlying fund's portfolio: when interest rates rise, the prices of fixed income securities generally fall. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Because rates on certain floating rate loans and other debt securities reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause fluctuations in the underlying fund's net asset value. Interest rate changes also may increase prepayments of debt obligations, which in turn would increase prepayment risk.


ISSUER RISK. An issuer may perform poorly, and therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.


LIQUIDITY RISK. The risk associated from a lack of marketability of securities which may make it difficult or impossible to sell at desirable prices in order to minimize loss. The underlying funds may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity. Floating rate loans generally are subject to legal or contractual restrictions on resale. Floating rate loans also may trade infrequently on the secondary market. The value of the loan to the underlying fund may be impaired in the event that the underlying fund needs to liquidate such loans. Other debt securities in which the underlying fund invests may be traded in the over-the-counter market rather than on an organized exchange and therefore may be more difficult to purchase or sell at a fair price. The inability to purchase or sell floating rate loans and other debt securities at a fair price may have a negative impact on the underlying fund's performance.


MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the underlying fund to underperform other mutual funds if that style falls out of favor with the market. The market value of floating rate loans and securities may fluctuate, sometimes rapidly and unpredictably.

PREPAYMENT AND EXTENSION RISK. The risk that a bond or other security might be called or otherwise converted, prepaid, or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage-backed securities. If a security is converted, prepaid, or redeemed before maturity, particularly during a time of declining interest rates, the investment manager may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the underlying funds. Conversely, as interest rates rise, the likelihood of prepayment decreases. The investment manager may be unable to capitalize on securities with higher interest rates because the underlying funds' investments are locked in at a lower rate for a longer period of time.

QUANTITATIVE MODEL RISK (DISCIPLINED EQUITY FUND, DISCIPLINED INTERNATIONAL EQUITY FUND, DISCIPLINED SMALL AND MID CAP EQUITY FUND, DISCIPLINED SMALL CAP VALUE FUND AND ABSOLUTE RETURN CURRENCY AND INCOME FUND). Securities selected using quantitative methods may perform differently from the market as a whole for many reasons, including the factors used in the quantitative analytical framework, the weight placed on each factor, and changing sources of market returns, among others. There can be no assurance that the methodology will enable the underlying fund to achieve its objective.



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RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 PROSPECTUS B.3

REINVESTMENT RISK (CASH MANAGEMENT FUND). The risk that the Fund will not be able to reinvest income or principal at the same rate it currently is earning.


SECTOR RISK (DIVIDEND OPPORTUNITIES FUND, EMERGING MARKETS FUND, EMERGING MARKETS BOND FUND AND GLOBAL BOND FUND). Investments that are concentrated in a particular issuer, geographic region or sector will be more susceptible to changes in price. The more a fund diversifies, the more it spreads risk and potentially reduces the risks of loss and volatility.


SECTOR RISK (GLOBAL TECHNOLOGY FUND). The underlying fund may invest a significant part of its total assets in securities of companies primarily engaged in the technology, media or telecommunications sectors. This may result in greater fluctuations in value than would be the case for a fund invested in a wider variety of unrelated industries. As these sectors increase or decrease in favor with the investing public, the price of securities of companies that rely heavily on those sectors could become increasingly sensitive to downswings in the economy.

SECTOR RISK (MID CAP VALUE FUND). Companies that operate in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of many different companies in a market sector may be similarly affected by particular economic or market events. Although the underlying fund does not intend to focus on any particular sector, at times the underlying fund may have a significant portion of its assets invested in a particular sector.

SECTOR RISK (AGGRESSIVE GROWTH FUND). Companies that operate in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of many different companies in a market sector may be similarly affected by particular economic or market events. Although the underlying fund's principal investment strategies do not involve focusing on any particular sector, at times Columbia WAM's asset management strategy may cause the underlying fund to invest a large portion of its assets invested in a particular sector.


SECTOR RISK (PRECIOUS METALS AND MINING FUND). The underlying fund may invest a significant part of its total assets in securities of companies primarily in exploration, mining, processing or distribution of gold and other precious metals and related minerals. This may result in greater market fluctuations than would happen with a fund invested in a wider variety of unrelated industries. As these sectors increase or decrease in favor with the investing public, the price of securities of companies that rely heavily on those sectors could become increasingly sensitive to downswings in the economy.


SECTOR RISK (REAL ESTATE FUND). Because of the underlying fund's policy of concentrating its investments in securities of companies operating in the real estate industry, the underlying fund is more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. These risks can include fluctuations in the value of the underlying properties, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory occurrences affecting the real estate industry.

REITs depend upon specialized management skills, may have limited financial resources, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.

REITs often do no provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for the underlying fund to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31.


SMALL COMPANY RISK (DISCIPLINED SMALL CAP VALUE FUND). Investments in small capitalization companies often involve greater risks than investments in larger, more established companies because small capitalization companies may lack the management experience, financial resources, product diversification, experience and competitive strengths of larger companies. In addition, in many instances the securities of small capitalization companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.

SMALL AND MID-SIZED COMPANY RISK (DIVIDEND OPPORTUNITIES FUND). Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, experience and competitive strengths of larger companies. Additionally, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.



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B.4 RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 PROSPECTUS

TAX RISK (ABSOLUTE RETURN CURRENCY AND INCOME FUND). As a regulated investment company, a fund must derive at least 90% of its gross income for each taxable year from sources treated as "qualifying income" under the Internal Revenue Code of 1986, as amended. The Fund currently intends to take positions in forward currency contracts with notional value exceeding 80% of the Fund's total net assets. Although foreign currency gains currently constitute "qualifying income," the Treasury Department has the authority to issue regulations excluding from the definition of "qualifying income" a fund's foreign currency gains not "directly related" to its "principal business" of investing in stocks or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the Fund's foreign currency-denominated positions as not "qualifying income" and there is a remote possibility that such regulations might be applied retroactively, in which case, the Fund might not qualify as a regulated investment company for one or more years. In the event the Treasury Department issues such regulations, the Fund's Board of Directors may authorize a significant change in investment strategy or Fund liquidation.




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RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 PROSPECTUS B.5

These funds can be purchased from Ameriprise Financial Services or from a limited number of other authorized financial institutions. The funds can be found under the "RiverSource" banner in most mutual fund quotations.

Additional information about the funds and their investments are available in the funds' SAI, and annual and semiannual reports to shareholders. In the funds' annual report, you will find a discussion of market conditions and investment strategies that significantly affected the funds' performance during their most recent fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the fund, contact RiverSource Funds or your financial institution. To make a shareholder inquiry, contact the financial institution through whom you purchased the fund.

RiverSource Funds
734 Ameriprise Financial Center
Minneapolis, MN 55474
(888) 791-3380

RiverSource Funds information available at RiverSource Investments website address:
riversource.com/funds

You may review and copy information about the Funds, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, 100 F Street, N.E., Washington, D.C. 20549-0102.


Investment Company Act File #

RIVERSOURCE PORTFOLIO BUILDER CONSERVATIVE FUND               811-5897
RIVERSOURCE PORTFOLIO BUILDER MODERATE CONSERVATIVE FUND      811-5897
RIVERSOURCE PORTFOLIO BUILDER MODERATE FUND                   811-5897
RIVERSOURCE PORTFOLIO BUILDER MODERATE AGGRESSIVE FUND        811-5897
RIVERSOURCE PORTFOLIO BUILDER AGGRESSIVE FUND                 811-5897
RIVERSOURCE PORTFOLIO BUILDER TOTAL EQUITY FUND               811-5897


TICKER SYMBOL

Conservative Fund            Class A: ABDAX   Class B: ABBDX   Class C: --      Class R4: --
Moderate Conservative Fund   Class A: AUCAX   Class B: AMDBX   Class C: --      Class R4: --
Moderate Fund                Class A: ABUAX   Class B: AURBX   Class C: AMTCX   Class R4: --
Moderate Aggressive Fund     Class A: AXMAX   Class B: ABMBX   Class C: AGECX   Class R4: --
Aggressive Fund              Class A: AXBAX   Class B: AXPBX   Class C: RBGCX   Class R4: --
Total Equity Fund            Class A: AXTAX   Class B: AXTBX   Class C: RBTCX   Class R4: --


RIVERSOURCE [LOGO](R)
      INVESTMENTS                                           S-6282-99 F (3/07)

   Prospectus

                                                        RIVERSOURCE [LOGO] (R)
                                                             INVESTMENTS


   RIVERSOURCE(R)

   SMALL COMPANY INDEX FUND


   PROSPECTUS MARCH 30, 2007

>  RIVERSOURCE SMALL COMPANY
   INDEX FUND SEEKS TO PROVIDE
   SHAREHOLDERS WITH LONG-TERM
   CAPITAL APPRECIATION.

   Classes A, B and R4


   As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


   You may qualify for sales charge discounts on purchases of Class A shares. Please notify your financial institution if you have other accounts holding shares of RiverSource funds to determine whether you qualify for a sales charge discount. See "Buying and Selling Shares" for more information.


   -----------------------------------------------------
   NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE
   -----------------------------------------------------

TABLE OF CONTENTS

THE FUND .............................................................     3P

Objective ............................................................     3p

Principal Investment Strategies ......................................     3p

Principal Risks ......................................................     4p

Past Performance .....................................................     5p

Fees and Expenses ....................................................     8p

Other Investment Strategies and Risks ................................     9p

Fund Management and Compensation .....................................    11p


Financial Highlights .................................................    12p

BUYING AND SELLING SHARES ............................................    S.1

Description of Share Classes .........................................    S.1

   Investment Options -- Classes of Shares ...........................    S.1

   Sales Charges .....................................................    S.4

   Opening an Account ................................................   S.10

Exchanging or Selling Shares .........................................   S.13

   Exchanges .........................................................   S.15

   Selling Shares ....................................................   S.17

VALUING FUND SHARES ..................................................   S.17

DISTRIBUTIONS AND TAXES ..............................................   S.18

Dividends and Capital Gain Distributions .............................   S.18

Reinvestments ........................................................   S.19

Taxes ................................................................   S.19

GENERAL INFORMATION ..................................................   S.20



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2P RIVERSOURCE SMALL COMPANY INDEX FUND - 2007 PROSPECTUS

THE FUND

OBJECTIVE

RiverSource Small Company Index Fund (the Fund) seeks to provide shareholders with long-term capital appreciation. Because any investment involves risk, achieving this objective cannot be guaranteed. Only shareholders can change the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES


The Fund is a diversified mutual fund that, under normal market conditions, will invest at least 80% of its net assets in common stocks of companies in the Standard & Poor's SmallCap 600 Index (S&P SmallCap 600 Index or the Index). This Index is composed of approximately 600 companies located in the United States. These companies are chosen to be a part of the Index based upon their market size, liquidity and industry group representation. To be included in the Index, stock selections are also screened by Standard & Poor's Corporation for trading volume, share turnover, ownership concentration, share price and bid/ask spreads. The Index has above-average risk and may fluctuate more than the Standard & Poor's 500 Index, which includes stock of larger, more established firms. The Fund is not managed according to traditional methods of active investment management. Instead, it follows a passive or indexing investment approach in an attempt to mirror the performance of the S&P SmallCap 600 Index. Although the Fund invests in common stocks of companies that comprise the S&P SmallCap 600 Index, it may not own all of the companies in the market index and it may not own all of the companies in the same proportion to their weightings in the market index. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.


The Fund's investment manager (RiverSource Investments, LLC) chooses investments by:


o     Attempting to replicate the S&P SmallCap 600 Index.


o Purchasing securities based on the timing of cash flows in and out of the Fund.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

      o     The security continues to be included in the S&P SmallCap 600
            Index.

      o Corporate actions have affected the company's stock (such as corporate reorganizations, mergers, acquisitions, or other such factors).

      o A company's market weighting otherwise changes with respect to the Index.

      o Timing of cash flows in and out of the Fund require the investment manager to sell a security.


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RIVERSOURCE SMALL COMPANY INDEX FUND - 2007 PROSPECTUS 3P

The investment manager may make frequent securities trades that could result in increased fees, expenses, and taxes.

"Standard & Poor's(R)," "S&P(R)," "S&P SmallCap 600," and "Standard & Poor's Small Capitalization Stock Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by affiliates of Ameriprise Financial, Inc. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

PRINCIPAL RISKS

This Fund is designed for investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

INDEXING RISK. The Fund is managed to an index and the Fund's performance therefore will rise and fall as the performance of the index rises and falls.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

SMALL COMPANY RISK. Investments in small capitalization companies often involve greater risks than investments in larger, more established companies because small capitalization companies may lack the management experience, financial resources, product diversification, experience and competitive strengths of larger companies. In addition, in many instances the securities of small capitalization companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.

TRACKING ERROR RISK. The Fund may not track the index perfectly because differences between the index and the Fund's portfolio can cause differences in performance. The investment manager purchases securities and other instruments in an attempt to replicate the performance of the index. However, the tools that the investment manager uses to replicate the index are not perfect and the Fund's performance is affected by factors such as the size of the Fund's portfolio, transaction costs, management fees and expenses, brokerage commissions and fees, the extent and timing of cash flows in and out of the Fund and changes in the index.


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4P RIVERSOURCE SMALL COMPANY INDEX FUND - 2007 PROSPECTUS

In addition, the returns from a specific type of security (for example, small-cap stocks) may trail returns from other asset classes or the overall market. Each type of security will go through cycles of doing better or worse than stocks or bonds in general. These periods may last for several years.

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

o how the Fund's performance has varied for each full calendar year shown on the bar chart; and

o how the Fund's average annual total returns compare to recognized indexes shown on the table.

Both the bar chart and the table assume that all distributions have been reinvested. The performance of different classes varies because of differences in sales charges and other fees and expenses. How the Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.

Bar Chart. Class A share information is shown in the bar chart; the sales charge for Class A shares is not reflected in the bar chart.

Table. The table shows total returns from hypothetical investments in Class A, Class B and Class R4 shares of the Fund. These returns are compared to the indexes shown for the same periods. For purposes of the performance calculation in the table we assumed:

o     the maximum sales charge for Class A shares;

o sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B shares;


o     no sales charge for Class R4 shares; and

o with the exception of Class A shares, no adjustments for taxes paid by an investor on the reinvested income and capital gains.



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RIVERSOURCE SMALL COMPANY INDEX FUND - 2007 PROSPECTUS 5P

AFTER-TAX RETURNS

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

The return after taxes on distributions for a period may be the same as the return before taxes for the same period if there were no distributions or if the distributions were small. The return after taxes on distributions and sale of Fund shares for a period may be greater than the return before taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) may result in a higher return.

                           CLASS A SHARE PERFORMANCE
                           (BASED ON CALENDAR YEARS)

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 +23.29%  -2.39%  +11.33%  +10.53%  +5.39%  -15.40%  +37.71%  +21.47%  +6.76%  +14.29%
--------------------------------------------------------------------------------------
   1997    1998     1999     2000    2001     2002     2003     2004    2005     2006


During the periods shown in the bar chart, the highest return for a calendar quarter was +20.22% (quarter ended Dec. 31, 2001) and the lowest return for a calendar quarter was -21.10% (quarter ended Sept. 30, 1998).


The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.


The Fund's Class A year-to-date return at Dec. 31, 2006 was +14.29%.



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6P RIVERSOURCE SMALL COMPANY INDEX FUND - 2007 PROSPECTUS

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2006)

                                                         1 YEAR    5 YEARS   10 YEARS

RiverSource Small Company Index Fund:
   Class A

      Return before taxes                                 +7.72%    +10.23%     +9.77%
      Return after taxes on distributions                 +5.57%     +9.35%     +8.54%
      Return after taxes on distributions
      and sale of fund shares                             +7.74%     +8.85%     +8.16%

   Class B

      Return before taxes                                 +8.56%    +10.41%     +9.58%
   Class R4*
      Return before taxes                                +14.53%    +11.74%    +10.59%
S&P SmallCap 600 Index
(reflects no deduction for fees, expenses or  taxes)     +15.12%    +12.49%    +11.57%
Lipper Small-Cap Core Funds Index                        +13.70%    +10.50%    +10.32%

*     Effective Dec. 11, 2006, Class Y was renamed Class R4.

The Standard & Poor's SmallCap 600 Index (S&P SmallCap 600 Index), an unmanaged market-weighted index, consists of 600 domestic stocks chosen for market size, liquidity (bid-asked spread, ownership, share turnover and number of no trade days) and industry group representation. The index reflects reinvestment of all distributions and changes in market prices.


The Lipper Small-Cap Core Funds Index includes the 30 largest small-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends.


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RIVERSOURCE SMALL COMPANY INDEX FUND - 2007 PROSPECTUS 7P

FEES AND EXPENSES


Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Expenses are based on the Fund's most recent fiscal year, adjusted to reflect current fees.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                               CLASS A   CLASS B      CLASS R4(b)
Maximum sales charge
(load) imposed on purchases
(as a percentage of offering price)(a)            5.75%     None          None
Maximum deferred sales charge
(load) imposed on sales (as a
percentage of offering price at
time of purchase)                                 None         5%         None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS:

                                               CLASS A   CLASS B      CLASS R4(b)
Management fees                                   0.34%     0.34%         0.34%
Distribution (12b-1) fees                         0.25%     1.00%         0.00%
Other expenses(c)                                 0.33%     0.34%         0.44%
Total annual fund
operating expenses                                0.92%     1.68%         0.78%
Fee waiver/expense
reimbursement                                     0.11%     0.10%         0.10%
Total annual (net) fund
operating expenses(d)                             0.81%     1.58%         0.68%

(a) This charge may be reduced depending on the value of your total investments in RiverSource Funds. See "Sales Charges."

(b)   Effective Dec. 11, 2006, the following changes were implemented:
      renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement.

(c) Other expenses include an administrative services fee, a transfer agency fee, a custody fee, other nonadvisory expenses and, for Class R4, a plan administration services fee. Other expenses may also include fees and expenses of affiliated and unaffiliated funds (acquired funds) which the Fund indirectly bears when it invests in the acquired funds. Because acquired funds will have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred by the Fund with respect to such investments will vary.

(d) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Jan. 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds) will not exceed 0.81% for Class A, 1.58% for Class B and 0.68% for Class R4.



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8P RIVERSOURCE SMALL COMPANY INDEX FUND - 2007 PROSPECTUS

EXAMPLES

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. These examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                             1 YEAR       3 YEARS       5 YEARS      10 YEARS

Class A(a)                                   $  653       $  841        $ 1,046      $  1,636
Class B                                      $  661(b)    $  920(b)     $ 1,104(b)   $  1,781(c)
Class R4                                     $   69       $  239        $   424      $    961


(a)   Includes a 5.75% sales charge.

(b)   Includes the applicable CDSC.

(c) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

You would pay the following expenses if you did not redeem your shares:

                                             1 YEAR       3 YEARS       5 YEARS     10 YEARS

Class A(a)                                   $  653       $  841        $ 1,046     $  1,636
Class B                                      $  161       $  520        $   904     $  1,781(b)
Class R4                                     $   69       $  239        $   424     $    961


(a)   Includes a 5.75% sales charge.

(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

OTHER INVESTMENT STRATEGIES AND RISKS


Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may utilize investment strategies that are not principal strategies, including investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds (ETFs) also referred to as "acquired funds"), ownership of which results in the Fund bearing its proportionate share of the acquired funds' fees and expenses. Although ETFs are designed to replicate the price and yield of a specified market index, there is no guarantee that an ETF will track its specified market index, which may result in a loss. Additionally, the Fund may use derivatives (financial instruments where the value depends upon, or is derived from, the value of something else) such as futures, options and forward contracts, to produce incremental earnings, to hedge existing positions or to increase flexibility. Just as with securities in which the Fund invests directly, derivatives are subject to a number of risks, including market, liquidity, interest rate and credit risk. In addition, a relatively small price movement in the underlying security, currency or index may result in a substantial gain or loss for the Fund using derivatives. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio managers are not required to use derivatives.



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RIVERSOURCE SMALL COMPANY INDEX FUND - 2007 PROSPECTUS 9P

For more information on strategies and holdings, and the risks of such strategies, including other derivative instruments that the Fund may use, see the Fund's Statement of Additional Information (SAI) and its annual and semiannual reports.


Unusual Market Conditions. During unusual market conditions, the Fund may temporarily invest more of its assets in money market securities than during normal market conditions. Although investing in these securities would serve primarily to attempt to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance. Instead of investing in money market securities directly, the Fund may invest in shares of an affiliated money market fund. See "Cash Reserves" for more information.

Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as "soft dollars"), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund's securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities (and certain other instruments, including derivatives). Brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund's purchase and sale transactions may cause the market to move and change the market price for an investment.


Although brokerage commissions and implied commissions are not reflected in the expense table under "Fees and Expenses," they are reflected in the total return of the Fund.


Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of brokerage commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. Capital gains and increased brokerage commissions or mark-ups paid to broker-dealers may adversely affect a fund's performance. The Fund's historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the "Financial Highlights."


Directed Brokerage. The Fund's Board of Directors (Board) has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.


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10P RIVERSOURCE SMALL COMPANY INDEX FUND - 2007 PROSPECTUS

FUND MANAGEMENT AND COMPENSATION

INVESTMENT MANAGER


RiverSource Investments, LLC (the investment manager or RiverSource Investments), 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is the investment manager to the RiverSource funds, and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for all of the RiverSource funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, RiverSource Investments seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

The Fund pays RiverSource Investments a fee for managing its assets. Under the Investment Management Services Agreement (Agreement), the fee for the most recent fiscal year was 0.34% of the Fund's average daily net assets. Under the Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the Agreement is available in the Fund's most recent annual or semiannual shareholder report.


Portfolio Manager(s). The portfolio manager responsible for the day-to-day management of the Fund is:

David Factor, CFA, Portfolio Manager

o     Managed the Fund since 2001.


o     Joined RiverSource Investments in 1990.


o Began investment career in 1996, becoming a quantitative analyst in 1999.

o     BSB, University of Minnesota.


The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.



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RIVERSOURCE SMALL COMPANY INDEX FUND - 2007 PROSPECTUS 11P

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND THE FUND'S FINANCIAL PERFORMANCE. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE FUND SHARE. THE TOTAL RETURNS IN THE TABLES REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED OR LOST ON AN INVESTMENT IN THE FUND (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS). THIS INFORMATION HAS BEEN AUDITED BY KPMG LLP, WHOSE REPORT, ALONG WITH THE FUND'S FINANCIAL STATEMENTS, IS INCLUDED IN THE ANNUAL REPORT WHICH, IF NOT INCLUDED WITH THIS PROSPECTUS, IS AVAILABLE UPON REQUEST.


CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Jan. 31,                    2007          2006          2005        2004        2003
Net asset value, beginning of period         $  8.97       $  8.21       $  7.55    $   5.14     $  6.35
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     .01           .01            --          --          --
Net gains (losses) (both realized
   and unrealized)                               .64          1.44          1.17        2.41       (1.21)
----------------------------------------------------------------------------------------------------------
Total from investment operations                 .65          1.45          1.17        2.41       (1.21)
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains              (1.22)         (.69)         (.51)         --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period               $  8.40       $  8.97       $  8.21    $   7.55     $  5.14
----------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)      $   835       $   884       $   844    $    792     $   583
----------------------------------------------------------------------------------------------------------
Ratio of expenses to average
   daily net assets(b),(c)                       .81%(d)       .92%(d)       .91%        .96%        .98%
----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets                   .29%          .20%          .24%       (.04%)      (.13%)
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)              11%           14%           12%         10%         16%
----------------------------------------------------------------------------------------------------------
Total return(e)                                 7.55%        18.33%        15.42%      46.89%     (19.06%)
----------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 0.92% and 0.93% for the years ended Jan. 31, 2007 and 2006, respectively.

(e)   Total return does not reflect payment of a sales charge.



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12P RIVERSOURCE SMALL COMPANY INDEX FUND - 2007 PROSPECTUS

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Jan. 31,                    2007          2006          2005         2004        2003
Net asset value, beginning of period         $  8.17       $  7.59       $  7.07     $   4.85     $  6.04
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      --          (.02)         (.01)        (.05)       (.04)
Net gains (losses) (both realized
   and unrealized)                               .53          1.29          1.04         2.27       (1.15)
-----------------------------------------------------------------------------------------------------------
Total from investment operations                 .53          1.27          1.03         2.22       (1.19)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains              (1.22)         (.69)         (.51)          --          --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period               $  7.48       $  8.17       $  7.59     $   7.07     $  4.85
-----------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)      $   230       $   353       $   434     $    482     $   370
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average
   daily net assets(b),(c)                      1.58%(d)      1.68%(d)      1.67%        1.73%       1.75%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets                  (.47%)        (.57%)        (.53%)       (.81%)      (.90%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)              11%           14%           12%          10%         16%
-----------------------------------------------------------------------------------------------------------
Total return(e)                                 6.81%        17.45%        14.48%       45.77%     (19.70%)
-----------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 1.68% and 1.70% for the years ended Jan. 31, 2007 and 2006, respectively.

(e)   Total return does not reflect payment of a sales charge.



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RIVERSOURCE SMALL COMPANY INDEX FUND - 2007 PROSPECTUS 13P

CLASS R4*

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Jan. 31,                    2007          2006          2005        2004       2003
Net asset value, beginning of period         $  9.12       $  8.32       $  7.63    $   5.19    $  6.40
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     .02           .01            --         .01         --
Net gains (losses) (both realized
   and unrealized)                               .67          1.48          1.20        2.43      (1.21)
---------------------------------------------------------------------------------------------------------
Total from investment operations                 .69          1.49          1.20        2.44      (1.21)
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains              (1.22)         (.69)         (.51)         --         --
---------------------------------------------------------------------------------------------------------
Net asset value, end of period               $  8.59       $  9.12       $  8.32    $   7.63    $  5.19
---------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)      $    10       $    11       $    20    $     15    $    10
---------------------------------------------------------------------------------------------------------
Ratio of expenses to average
   daily net assets(b),(c)                       .64%(d)       .75%(d)       .74%        .79%       .82%
---------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets                   .46%          .36%          .42%        .13%       .04%
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)              11%           14%           12%         10%        16%
---------------------------------------------------------------------------------------------------------
Total return(e)                                 7.87%        18.57%        15.65%      47.01%    (18.91%)
---------------------------------------------------------------------------------------------------------

*     Effective Dec. 11, 2006, Class Y was renamed Class R4.

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class R4 would have been 0.75% and 0.76% for the years ended Jan.
      31, 2007 and 2006, respectively.

(e)   Total return does not reflect payment of a sales charge.



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14P RIVERSOURCE SMALL COMPANY INDEX FUND - 2007 PROSPECTUS

BUYING AND SELLING SHARES

The RiverSource funds are available through broker-dealers, certain 401(k) or other qualified and nonqualified plans, banks, or other financial intermediaries or institutions (financial institutions). THESE FINANCIAL INSTITUTIONS MAY CHARGE YOU ADDITIONAL FEES FOR THE SERVICES THEY PROVIDE AND THEY MAY HAVE DIFFERENT POLICIES NOT DESCRIBED IN THIS PROSPECTUS. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the financial institutions through which shares are held. Since the fund may not have a record of your transactions, you should always contact the financial institution through which you purchased the fund to make changes to or give instructions concerning your account or to obtain information about your account. The fund, the distributor and the transfer agent are not responsible for the failure of one of these financial institutions to carry out its obligations to its customers.

DESCRIPTION OF SHARE CLASSES

INVESTMENT OPTIONS -- CLASSES OF SHARES

The RiverSource funds offer different classes of shares. There are differences among the fees and expenses for each class. See the "Fees and Expenses" table for more information. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial institution can help you with this decision. The following table shows the key features of each class. (The cover of this prospectus indicates which classes are currently offered for this Fund.)

INVESTMENT OPTIONS SUMMARY

See the "Fees and Expenses" table to determine which classes are offered by this fund.

                                                         CONTINGENT                                PLAN
                                   INITIAL               DEFERRED SALES         DISTRIBUTION AND   ADMINISTRATION
               AVAILABILITY        SALES CHARGE          CHARGE (CDSC)          SERVICE FEE(a)     FEE
-----------------------------------------------------------------------------------------------------------------
Class A        Available to        Yes. Payable at time  No.                    Yes.               N/A
               all investors.      of purchase. Lower                           0.25%
                                   sales charge for
                                   larger investments.

-----------------------------------------------------------------------------------------------------------------
Class B(b)     Available to        No. Entire purchase   Maximum 5% CDSC        Yes.               N/A
               all investors.      price is invested     during the first       1.00%
                                   in shares of the      year decreasing
                                   fund.                 to 0% after six
                                                         years.

-----------------------------------------------------------------------------------------------------------------
Class C        Available to        No. Entire purchase   1% CDSC may apply      Yes.               N/A
               all investors.      price is invested     if you sell shares     1.00%
                                   in shares of the      within one year after
                                   fund.                 purchase.


------------------------------------------------------------------------------

S.1                                                                   S-6400-4

                                                                CONTINGENT                            PLAN
                                          INITIAL               DEFERRED SALES     DISTRIBUTION AND   ADMINISTRATION
               AVAILABILITY               SALES CHARGE          CHARGE (CDSC)      SERVICE FEE(a)     FEE
--------------------------------------------------------------------------------------------------------------------
Class I        Limited to qualifying      No.                   No.                No.                N/A
               institutional investors.

--------------------------------------------------------------------------------------------------------------------
Class R2       Limited to qualifying      No.                   No.                Yes.               Yes.
               institutional investors.                                            0.50%              0.25%

--------------------------------------------------------------------------------------------------------------------
Class R3       Limited to qualifying      No.                   No.                Yes.               Yes.
               institutional investors.                                            0.25%              0.25%

--------------------------------------------------------------------------------------------------------------------
Class R4       Limited to qualifying      No.                   No.                No.                Yes.
               institutional investors.                                                               0.25%

--------------------------------------------------------------------------------------------------------------------
Class R5       Limited to qualifying      No.                   No.                No.                N/A
               institutional investors.

--------------------------------------------------------------------------------------------------------------------
Class W        Limited to qualifying      No.                   No.                Yes.               N/A
               discretionary managed                                               0.25%
               accounts.

--------------------------------------------------------------------------------------------------------------------

(a) For Class A, Class B, Class C, Class R2, Class R3 and Class W shares, each fund has adopted a plan under Rule 12b-1 of the Investment Company
      Act of 1940, as amended, that allows it to pay distribution and shareholder servicing-related expenses for the sale of shares. Because these fees are paid out of a fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution (sales) or servicing charges.


(b) See "Buying and Selling Shares, Sales Charges, Class B and Class C - contingent deferred sales charge alternative" for more information on the timing of conversion of Class B shares to Class A shares. Timing will vary depending on the date of your original purchase of the Class B shares.


DISTRIBUTION AND SERVICE FEES

The distribution and shareholder servicing fees for Class A, Class B, Class C, Class R2, Class R3 and Class W are subject to the requirements of Rule 12b-1 under the Investment Company Act of 1940, as amended, and are used to reimburse the distributor for certain expenses it incurs in connection with distributing a fund's shares and providing services to fund shareholders. These expenses include payment of distribution and shareholder servicing fees to financial institutions that sell shares of the fund, up to 0.50% of the average daily net assets of Class R2 shares sold and held through them and up to 0.25% of the average daily net assets of Class A, Class B, Class C, Class R3 and Class W shares sold and held through them. For Class A, Class B, Class R2, Class R3 and Class W shares, the distributor begins to pay these fees immediately after purchase. For Class C shares, the distributor begins to pay these fees one year after purchase. Financial institutions also receive distribution fees up to 0.75% of the average daily net assets of Class C shares sold


------------------------------------------------------------------------------

S.2
and held through them, which the distributor begins to pay one year after purchase. For Class B shares, and, for the first year after sale only, for Class C shares, the fund's distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to financial institutions that sell Class B shares, and to pay for other distribution related expenses. Financial institutions may compensate their financial advisors with the shareholder servicing and distribution fees paid to them by the distributor.

PLAN ADMINISTRATION FEE

Class R2, Class R3 and Class R4 pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services. The fee for Class R2, Class R3 and Class R4 is equal on an annual basis to 0.25% of assets attributable to the respective class.

DETERMINING WHICH CLASS OF SHARES TO PURCHASE

CLASS A, CLASS B AND CLASS C SHARES

If your investments in RiverSource funds total $100,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases.

If you invest less than $100,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for longer than one year. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), you should consider the length of time you intend to hold your shares. To help you determine which investment is best for you, consult your financial institution.

CLASS I SHARES.

The following eligible investors may purchase Class I shares:

o Any fund distributed by RiverSource Distributors, Inc. and Ameriprise Financial Services, if the fund seeks to achieve its investment objective by investing primarily in shares of the fund and other RiverSource funds.

o Endowments, foundations and defined benefit plans with a minimum investment of $5 million.

Class I shares may be purchased, sold or exchanged only through the distributor or an authorized financial institution.


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S.3

CLASS R SHARES.

The following eligible investors may purchase Class R2, Class R3, Class R4 and Class R5 shares:

o     Qualified employee benefit plans.

o Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.

o Non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above.

o State sponsored college savings plans established under Section 529 of the Internal Revenue Code.

Class R shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans.

CLASS W SHARES.

The following eligible investors may purchase Class W shares:

o Investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class W shares may be purchased, sold or exchanged only through the distributor or an authorized financial institution.


Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made and no exchanges to Class W shares of another fund may be made outside of a discretionary managed account.


In addition, for Class I, Class R and Class W shares, the distributor, in its sole discretion, may accept investments from other purchasers not listed above.

For more information, see the SAI.

SALES CHARGES

CLASS A -- INITIAL SALES CHARGE ALTERNATIVE

Your purchase price for Class A shares is generally the net asset value (NAV) plus a front-end sales charge. The distributor receives the sales charge and re-allows a portion of the sales charge to the financial institution through which you purchased the shares. The distributor retains the balance of the sales charge. Sales charges vary depending on the amount of your purchase.


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S.4

SALES CHARGE* FOR CLASS A SHARES:

                                                                          MAXIMUM
                            AS A % OF           AS A % OF NET       RE-ALLOWANCE AS A %
TOTAL MARKET VALUE       PURCHASE PRICE**      AMOUNT INVESTED       OF PURCHASE PRICE
---------------------------------------------------------------------------------------
Up to $49,999                  5.75%                6.10%                  5.00%
$50,000 - $99,999              4.75                 4.99                   4.00
$100,000 - $249,999            3.50                 3.63                   3.00
$250,000 - $499,999            2.50                 2.56                   2.15
$500,000 - $999,999            2.00                 2.04                   1.75
$1,000,000 or more             0.00                 0.00                   0.00***

  * Because of rounding in the calculation of the offering price, the portion of the sales charge retained by the distributor may vary and the actual sales charge you pay may be more or less than the sales charge calculated using these percentages.

 **   Purchase price includes the sales charge.


*** Although there is no sales charge for purchases with a total market value over $1,000,000, and therefore no re-allowance, the distributor may pay a financial institution the following: a sales commission of up to 1.00% for a sale with a total market value of $1,000,000 to $3,000,000; a sales commission up to 0.50% for a sale of $3,000,000 to $10,000,000; and a sales commission up to 0.25% for a sale of $10,000,000 or more.



INITIAL SALES CHARGE -- RIGHTS OF ACCUMULATION. You may be able to reduce the sales charge on Class A shares, based on the combined market value of your accounts. The current market values of the following investments are eligible to be added together for purposes of determining the sales charge on your purchase:

o     Your current investment in a fund; and

o Previous investments you and members of your primary household group have made in Class A, Class B or Class C shares in the fund and other RiverSource funds, provided your investment was subject to a sales charge. Your primary household group consists of you, your spouse or domestic partner and your unmarried children under age 21 sharing a mailing address.

The following accounts are eligible to be included in determining the sales charge on your purchase:

o     Individual or joint accounts;

o Roth and traditional IRAs, SEPs, SIMPLEs and TSCAs, provided they are invested in Class A, Class B or Class C shares that were subject to a sales charge;

o UGMA/UTMA accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

o Revocable trust accounts for which you or a member of your primary household group, individually, is the beneficiary;

o Accounts held in the name of your, your spouse's, or your domestic partner's sole proprietorship or single owner limited liability company or S corporation; and


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S.5

o Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan.

The following accounts are NOT eligible to be included in determining the sales charge on your purchase:

o Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

o Investments in Class A shares where the sales charge is waived, for example, purchases through wrap accounts;

o Investments in Class D, Class E, Class I, Class R2, Class R3, Class R4, Class R5, Class W or Class Y shares;

o Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, wrap accounts or managed separate accounts; and

o     Charitable and irrevocable trust accounts.

If you purchase RiverSource fund shares through different financial institutions, and you want to include those assets toward a reduced sales charge, you must inform your financial institution in writing about the other accounts when placing your purchase order. Contact your financial institution to determine what information is required.

Unless you provide your financial institution in writing with information about all of the accounts that may count toward a sales charge reduction, there can be no assurance that you will receive all of the reductions for which you may be eligible. You should request that your financial institution provide this information to the fund when placing your purchase order.

For more information on rights of accumulation, please see the SAI.

INITIAL SALES CHARGE -- LETTER OF INTENT (LOI). Generally, if you intend to invest $50,000 or more over a period of 13 months or less, you may be able to reduce the front-end sales charges for investments in Class A shares by completing and filing a LOI form. The LOI becomes effective only after the form is processed in good order by the fund. An LOI can be backdated up to a maximum of 90 days. If the LOI is backdated, you may include prior investments in Class A shares that were charged a front-end sales load toward the LOI commitment amount. If the LOI is backdated, the 13-month period begins on the date of the earliest purchase included in the LOI.

Holdings More than 90 Days Old. Purchases made more than 90 days before your LOI is processed by the fund will not be counted toward the commitment amount of the LOI and cannot be used as the starting point for the LOI. While these purchases cannot be included in an LOI, they may help you obtain a reduced sales charge on future purchases as described in "Initial Sales Charge -- Rights of Accumulation."


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S.6

Notification Obligation. You must request the reduced sales charge when you buy shares. If you do not complete and file the LOI form, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. You should request that your financial institution provide this information to the fund when placing your purchase order. For more details on LOIs, please contact your financial institution or see the SAI.

INITIAL SALES CHARGE -- WAIVERS OF THE SALES CHARGE FOR CLASS A SHARES. Sales charges do not apply to:

o current or retired Board members, officers or employees of RiverSource funds or RiverSource Investments or its affiliates, their spouses or domestic partners, children, parents and their spouse's or domestic partner's parents.

o current or retired Ameriprise Financial Services, Inc. (Ameriprise Financial Services) financial advisors, employees of financial advisors, their spouses or domestic partners, children, parents and their spouse's or domestic partner's parents.

o registered representatives and other employees of financial institutions having a selling agreement with the distributor, including their spouses, domestic partners, children, parents and their spouse's or domestic partner's parents.

o portfolio managers employed by subadvisers of the RiverSource funds, including their spouses or domestic partners, children, parents and their spouse's or domestic partner's parents.

o qualified employee benefit plans offering participants daily access to RiverSource funds. Eligibility must be determined in advance. For assistance, please contact your financial institution.

o direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer of Class R or Class Y shares in a fund to Class A shares in the same fund.

o     purchases made:

      o with dividend or capital gain distributions from a fund or from the same class of another RiverSource fund;

      o through or under a wrap fee product or other investment product sponsored by a financial institution having a selling agreement with the distributor;

      o through Ameriprise(SM) Personal Trust Services' Asset-Based pricing alternative, provided by Ameriprise Bank, FSB.

o shareholders whose original purchase was in a Strategist fund merged into a RiverSource fund in 2000.

Policies related to reducing or waiving the sales charge may be modified or withdrawn at any time.


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S.7

Unless you provide your financial institution with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your financial institution provide this information to the fund when placing your purchase order.

Because the current prospectus is available on RiverSource Investment's website free of charge, RiverSource Investments does not disclose this information separately on the website.

CLASS B AND CLASS C -- CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE

FOR CLASS B, the CDSC is based on the sale amount and the number of years between purchase and sale. The following table shows how CDSC percentages on sales decline:

IF THE SALE IS MADE DURING THE:                THE CDSC PERCENTAGE RATE IS:*
First year                                                  5%
Second year                                                 4%
Third year                                                  4%
Fourth year                                                 3%
Fifth year                                                  2%
Sixth year                                                  1%
Seventh or eighth year                                      0%

* Because of rounding in the calculation, the portion of the CDSC retained by the distributor may vary and the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.

Although there is no front-end sales charge when you buy Class B shares, the distributor pays a sales commission of 4% to financial institutions that sell Class B shares. A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class B shares.


Purchases made prior to May 21, 2005 age on a calendar year basis. Purchases made beginning May 21, 2005 age on a daily basis. For example, a purchase made on Nov. 12, 2004 completed its first year on Dec. 31, 2004 under calendar year aging. However, a purchase made on Nov. 12, 2005 completed its first year on Nov. 11, 2006 under daily aging.


Class B shares purchased prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased beginning May 21, 2005 will convert to Class A shares one month after the completion of the eighth year of ownership.


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S.8

FOR CLASS C, a 1% CDSC may be charged if you sell your shares within one year after purchase. Although there is no front-end sales charge when you buy Class C shares, the distributor pays a sales commission of 1% to financial institutions that sell Class C shares. A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class C shares.

For both Class B and Class C, if the amount you sell causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC will be based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you do not have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains. In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

EXAMPLE

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 3 1/2 years, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 3% because the sale was made during the fourth year after the purchase.

CDSC -- WAIVERS OF THE CDSC FOR CLASS B SHARES. The CDSC will be waived on sales of shares:

o     in the event of the shareholder's death;

o     held in trust for an employee benefit plan; or

o held in IRAs or certain qualified plans, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

      o     at least 59 1/2 years old AND

      o taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

      o selling under an approved substantially equal periodic payment arrangement.

CDSC -- WAIVERS OF THE CDSC FOR CLASS C SHARES. The CDSC will be waived on sales of shares in the event of the shareholder's death.

CLASS I, CLASS R2, CLASS R3, CLASS R4, CLASS R5 AND CLASS W -- NO SALES CHARGE. For Class I, Class R2, Class R3, Class R4, Class R5 and Class W, there is no initial sales charge or CDSC.


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S.9

OPENING AN ACCOUNT

Financial institutions are required by law to obtain certain personal information from each person who opens an account in order to verify the identity of the person. As a result, when you open an account you will be asked to provide your name, permanent street address, date of birth, and Social Security or Employer Identification number. You may also be asked for other identifying documents or information. If you do not provide this information, the financial institution through which you are investing in the fund may not be able to open an account for you. If the financial institution through which you are investing in the fund is unable to verify your identity, your account may be closed, or other steps may be taken, as deemed appropriate.

When you buy shares, your order will be priced at the next NAV calculated after your order is accepted by the fund or an authorized financial institution.

Your financial institution may establish and maintain your account directly or it may establish and maintain your account with the distributor. The distributor may appoint servicing agents to accept purchase orders and to accept exchange (and sale) orders on its behalf. Accounts maintained by the distributor will be supported by the fund's transfer agent.

METHODS OF PURCHASING SHARES

These methods of purchasing shares apply to Class A, Class B, and Class C shares.

THROUGH AN ACCOUNT ESTABLISHED WITH YOUR FINANCIAL INSTITUTION

ALL REQUESTS             The financial institution through which you buy
                         shares may have different policies not described in
                         this prospectus, including different minimum
                         investment amounts and minimum account balances.

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THROUGH AN ACCOUNT ESTABLISHED WITH THE FUND

BY MAIL The financial institution through which you buy shares may establish an account directly with the fund. To establish an account in this fashion, complete a RiverSource funds account application with your financial advisor or investment professional, and mail the account application to the address below. Account applications may be requested by calling (888) 791-3380. Make your check payable to the fund. The fund does not accept cash, credit card convenience checks, money orders, traveler's checks, starter checks, third or fourth party checks, or other cash equivalents.

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S.10

                         Mail your check and completed application to:

                         REGULAR MAIL   RIVERSOURCE INVESTMENTS (FUNDS)
                                        P.O. BOX 8041
                                        BOSTON, MA 02266-8041

                         EXPRESS MAIL   RIVERSOURCE INVESTMENTS (FUNDS)
                                        C/O BFDS
                                        30 DAN ROAD
                                        CANTON, MA 02021-2809

                         If you already have an account, include your name, account number and the name of the fund and class of shares along with your check. You can make scheduled investments in the fund by moving money from your checking account or savings account. See the Minimum
                         Investment and Account Balance chart below for more information regarding scheduled investment plans.

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BY WIRE OR ACH           Fund shares purchased through the distributor may be
                         paid for by federal funds wire. Before sending a
                         wire, call (888) 791-3380 to notify the distributor
                         of the wire and to receive further instructions.

                         If you are establishing an account with a wire purchase, you are required to send a signed account application to the address above. Please include the wire control number or your new account number on the application.

                         Your bank or financial institution may charge additional fees for wire transactions.

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BY EXCHANGE              Call (888) 791-3380 or send signed written
                         instructions to the address above.

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S.11

MINIMUM INVESTMENT AND ACCOUNT BALANCE

                         FOR ALL FUNDS,
                         CLASSES AND
                         ACCOUNTS EXCEPT
                         THOSE LISTED TO THE    TAX QUALIFIED   RIVERSOURCE DISCIPLINED
                         RIGHT (NONQUALIFIED)   ACCOUNTS        SMALL CAP VALUE FUND      CLASS W
-------------------------------------------------------------------------------------------------
INITIAL INVESTMENT       $2,000                 $1,000          $5,000                    $500
-------------------------------------------------------------------------------------------------
ADDITIONAL INVESTMENTS   $100                   $100            $100                      None
-------------------------------------------------------------------------------------------------
ACCOUNT BALANCE*         $300                   None            $2,500                    $500

* If your fund account balance falls below the minimum account balance for any reason, including a market decline, you will be asked to increase it to the minimum account balance or establish a scheduled investment plan.
      If you do not do so within 30 days, your shares may be automatically redeemed and the proceeds mailed to you.

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MINIMUM INVESTMENT AND ACCOUNT BALANCE -- SCHEDULED INVESTMENT PLANS

                         FOR ALL FUNDS,
                         CLASSES AND
                         ACCOUNTS EXCEPT
                         THOSE LISTED TO THE    TAX QUALIFIED   RIVERSOURCE DISCIPLINED
                         RIGHT (NONQUALIFIED)   ACCOUNTS        SMALL CAP VALUE FUND      CLASS W
-------------------------------------------------------------------------------------------------
INITIAL INVESTMENT       $100                   $100            $5,000                    $500
-------------------------------------------------------------------------------------------------
ADDITIONAL INVESTMENTS   $100                   $50             $100                      None
-------------------------------------------------------------------------------------------------
ACCOUNT BALANCE**        None                   None            $2,500                    $500

** If your fund account balance is below the minimum initial investment described above, you must make payments at least monthly.

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If approved by the distributor, these minimums may be waived for accounts that are managed by an investment professional (for example, discretionary wrap accounts) or are a part of an employer-sponsored retirement plan.

The fund reserves the right to modify its minimum account requirements at any time, with or without prior notice.

Please contact your financial institution for information regarding wire or electronic funds transfer.


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S.12

EXCHANGING OR SELLING SHARES

You may exchange or sell shares by having your financial institution process your transaction. If your account is maintained directly with your financial institution, you must contact that financial institution to exchange or sell shares of the fund. If your account was established with the distributor, there are a variety of methods you may use to exchange or sell shares of the fund.

WAYS TO REQUEST AN EXCHANGE OR SALE OF SHARES

ACCOUNT ESTABLISHED WITH YOUR FINANCIAL INSTITUTION

ALL REQUESTS             You can exchange or sell shares by having your
                         financial institution process your transaction. The
                         financial institution through which you purchased
                         shares may have different policies not described in
                         this prospectus, including different transaction
                         limits, exchange policies and sale procedures.

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ACCOUNT ESTABLISHED WITH THE FUND

BY MAIL                  Mail your exchange or sale request to:

                         REGULAR MAIL        RIVERSOURCE INVESTMENTS (FUNDS)
                                             P.O. BOX 8041
                                             BOSTON, MA 02266-8041

                         EXPRESS MAIL        RIVERSOURCE INVESTMENTS (FUNDS)
                                             C/O BFDS
                                             30 DAN ROAD
                                             CANTON, MA 02021-2809

                         Include in your letter:

                         o     your name

                         o     the name of the fund(s)

                         o     your account number

                         o     the class of shares to be exchanged or sold

                         o     your Social Security number or Employer
                               Identification number

                         o the dollar amount or number of shares you want to exchange or sell

                         o specific instructions regarding delivery or exchange destination

                         o     signature(s) of registered account owner(s)

                         o any special documents the transfer agent may require in order to process your order

                         Corporate, trust or partnership accounts may need to send additional documents.

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S.13

BY MAIL (CONT.)          Payment will be mailed to the address of record and
                         made payable to the names listed on the account,
                         unless your request specifies differently and is
                         signed by all owners.

                         A Medallion Signature Guarantee is required if:

                         o     Amount is over $50,000.

                         o You want your check made payable to someone other than yourself.

                         o Your address has changed within the last 30 days.

                         o You want the check mailed to an address other than the address of record.

                         o You want the proceeds sent to a bank account not on file.

                         o You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

                         A Medallion Signature Guarantee assures that a signature is genuine and not a forgery. The financial institution providing the Guarantee is financially liable for the transaction if the signature is a forgery. Eligible guarantors include commercial banks, trust companies, savings associations, and credit unions as defined by the Federal Deposit
                         Insurance Act. Note: A guarantee from a notary public is not acceptable.

                         NOTE: Any express mail delivery charges you pay will vary depending on domestic or international delivery instructions.

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BY TELEPHONE             Call (888) 791-3380. Unless you elect not to have
                         telephone exchange and sale privileges, they will
                         automatically be available to you. Reasonable
                         procedures will be used to confirm authenticity of
                         telephone exchange or sale requests. Telephone
                         privileges may be modified or discontinued at any
                         time. Telephone exchange and sale privileges
                         automatically apply to all accounts except custodial,
                         corporate or qualified retirement accounts. You may
                         request that these privileges NOT apply by writing to
                         the address above.

                         Payment will be mailed to the address of record and made payable to the names listed on the account.

                         Telephone sale requests are limited to $100,000 per day.

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S.14

BY WIRE OR ACH           You can wire money from your fund account to your
                         bank account. Make sure we have your bank account
                         information on file. If we do not have this
                         information, you will need to send written
                         instructions with your bank's name and a voided check
                         or savings account deposit slip.

                         Call (888) 791-3380 or send a letter of instruction, with a Medallion Signature Guarantee if required, to the address above.

                         A service fee may be charged against your account for each wire sent.

                         Minimum amount: $100

                         Your bank or financial institution may charge additional fees for wire transactions.

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BY SCHEDULED             You may elect to receive regular periodic payments
PAYOUT PLAN              through an automatic sale of shares. See the SAI for
                         more information.

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IMPORTANT: Payments sent by a bank authorization or check that are not guaranteed may take up to ten days to clear. This may cause your sale request to fail to process if the requested amount includes unguaranteed funds.

EXCHANGES


Generally, you may exchange your fund shares for shares of the same class of any other publicly offered RiverSource fund without a sales charge. For complete information on the fund you are exchanging into, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after your transaction request is received in good order.


MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING BY CERTAIN SHAREHOLDERS INTENDED TO PROFIT AT THE EXPENSE OF OTHER SHAREHOLDERS BY SELLING SHARES OF A FUND SHORTLY AFTER PURCHASE. MARKET TIMING MAY ADVERSELY IMPACT A FUND'S PERFORMANCE BY PREVENTING THE INVESTMENT MANAGER FROM FULLY INVESTING THE ASSETS OF THE FUND, DILUTING THE VALUE OF SHARES HELD BY LONG-TERM SHAREHOLDERS, OR INCREASING THE FUND'S TRANSACTION COSTS.

FUNDS THAT INVEST IN SECURITIES THAT TRADE INFREQUENTLY MAY BE VULNERABLE TO MARKET TIMERS WHO SEEK TO TAKE ADVANTAGE OF INEFFICIENCIES IN THE SECURITIES MARKETS. FUNDS THAT INVEST IN SECURITIES THAT TRADE ON OVERSEAS SECURITIES MARKETS MAY BE VULNERABLE TO MARKET TIMERS WHO SEEK TO TAKE ADVANTAGE OF CHANGES IN THE VALUES OF SECURITIES BETWEEN THE CLOSE OF OVERSEAS MARKETS AND THE CLOSE OF U.S. MARKETS, WHICH IS GENERALLY THE TIME AT WHICH A FUND'S NAV IS

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S.15

CALCULATED. TO THE EXTENT THAT A FUND HAS SIGNIFICANT HOLDINGS OF SMALL CAP STOCKS OR FOREIGN SECURITIES, THE RISKS OF MARKET TIMING MAY BE GREATER FOR THE FUND THAN FOR OTHER FUNDS. SEE "PRINCIPAL INVESTMENT STRATEGIES" FOR A DISCUSSION OF THE TYPES OF SECURITIES IN WHICH YOUR FUND INVESTS.

SEE "VALUING FUND SHARES" FOR A DISCUSSION OF THE RIVERSOURCE FUNDS' POLICY ON FAIR VALUE PRICING, WHICH IS INTENDED, IN PART, TO REDUCE THE FREQUENCY AND EFFECT OF MARKET TIMING.

THE RIVERSOURCE FUNDS' BOARDS HAVE ADOPTED A POLICY THAT IS DESIGNED TO DETECT AND DETER MARKET TIMING. EACH FUND SEEKS TO ENFORCE THIS POLICY THROUGH ITS SERVICE PROVIDERS AS FOLLOWS:

o The fund tries to distinguish market timing from trading that it believes is not harmful, such as periodic rebalancing for purposes of asset allocation or dollar cost averaging. Under the fund's procedures, there is no set number of transactions in the fund that constitutes market timing. Even one purchase and subsequent sale by related accounts may be market timing. Generally, the fund seeks to restrict the exchange privilege of an investor who makes more than three exchanges into or out of the fund in any 90-day period. Accounts held by a retirement plan or a financial institution for the benefit of its participants or clients, which typically engage in daily transactions, are not subject to this limit, although the fund seeks the assistance of financial institutions in applying similar restrictions on the sub-accounts of their participants or clients.

o If an investor's trading activity is determined to be market timing or otherwise harmful to existing shareholders, the fund reserves the right to modify or discontinue the investor's exchange privilege or reject the investor's purchases or exchanges, including purchases or exchanges accepted by a financial institution. The fund may treat accounts it believes to be under common control as a single account for these purposes, although it may not be able to identify all such accounts.

o Although the fund does not knowingly permit market timing, it cannot guarantee that it will be able to identify and restrict all short-term trading activity. The fund receives purchase and sale orders through financial institutions where market timing activity may not always be successfully detected.

Other exchange policies:

o     Exchanges must be made into the same class of shares of the new fund.


o Exchanges into RiverSource Tax-Exempt Money Market Fund may be made only from Class A shares.


o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o     Once the fund receives your exchange request, you cannot cancel it.



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S.16

o Shares of the new fund may not be used on the same day for another exchange or sale.


o Shares of Class W originally purchased, but no longer held in a discretionary managed account, may not be exchanged for Class W shares of another fund. You may continue to hold these shares in the fund. Changing your investment to a different fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new fund.


SELLING SHARES

You may sell your shares at any time. The payment will be sent within seven days after your request is received in good order.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

REPURCHASES. You can change your mind after requesting a sale and use all or part of the sale proceeds to purchase new shares in the same account, fund and class from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV, up to the amount of the sale proceeds, instead of paying a sales charge on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. In order for you to take advantage of this repurchase waiver, you must notify your financial institution within 90 days of the date your sale request was processed. Contact your financial institution for information on required documentation. The repurchase privilege may be modified or discontinued at any time and use of this option may have tax consequences.

Each fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

VALUING FUND SHARES

For classes of shares sold with an initial sales charge, the public offering or purchase price is the net asset value plus the sales charge. For funds or classes of shares sold without an initial sales charge, the public offering price is the NAV.

Orders in good form are priced at the NAV next determined after you place your order. Good form or good order means that your instructions have been received in the form required by the fund. This may include, for example, providing the fund name and account number, the amount of the transaction and all required signatures. For more information, contact your financial institution.



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S.17

The NAV is the value of a single share of a fund. The NAV is determined by dividing the value of a fund's assets, minus any liabilities, by the number of shares outstanding. The NAV is calculated as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. Securities are valued primarily on the basis of market quotations. Market quotations are obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.

When reliable market quotations are not readily available, investments are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of an investment held by a fund is materially affected by events that occur after the close of a securities market but prior to the time as of which the fund's NAV is determined. Valuing investments at fair value involves reliance on judgment. The fair value of an investment is likely to differ from any available quoted or published price. To the extent that a fund has significant holdings of foreign securities or small cap stocks that may trade infrequently, fair valuation may be used more frequently than for other funds. The funds use an unaffiliated service provider to assist in determining fair values for foreign securities.

Foreign investments are valued in U.S. dollars. Some of a fund's securities may be listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares. In that event, the NAV of the fund's shares may change on days when shareholders will not be able to purchase or sell the fund's shares.

DISTRIBUTIONS AND TAXES

As a shareholder you are entitled to your share of your fund's net income and net gains. Each fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Your fund's net investment income is distributed to you as dividends. Dividends may be composed of qualifying dividend income, which is eligible for preferential tax rates under current tax law, as well as other ordinary dividend income, which may include non-qualifying dividends, interest income and short-term capital gains. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the fund held the security. Realized capital gains and losses offset each other. The fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.


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S.18

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the fund, unless you request distributions in cash. The financial institution through which you purchased shares may have different policies.

Distributions are reinvested at the next calculated NAV after the distribution is paid. If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

You may not create a tax loss, based on paying a sales charge, by exchanging shares within 91 days of purchase. If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased. For more information, see the SAI.

Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

Income received by a fund may be subject to foreign tax and withholding. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes.


Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements upon the withdrawal of the sales proceeds from such accounts. Please consult your tax advisor.


REITs often do not provide complete tax information until after the calendar year-end; generally mid to late January and continuing through early February. Consequently, if your fund has significant investments in REITs, you may not receive your Form 1099-DIV until February. Other RiverSource funds tax statements are mailed in January.

IMPORTANT: This information is a brief and selective summary of some of the tax rules that apply to an investment in a fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.


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S.19

GENERAL INFORMATION

AVAILABILITY AND TRANSFERABILITY OF FUND SHARES

Please consult your financial institution to determine availability of RiverSource funds. Currently, RiverSource funds may be purchased or sold through affiliated broker-dealers of RiverSource Investments and through certain unaffiliated financial institutions. If you set up an account at a financial institution that does not have, and is unable to obtain, a selling agreement with the distributor of the RiverSource funds, you will not be able to transfer RiverSource fund holdings to that account. In that event, you must either maintain your RiverSource fund holdings with your current financial institution, find another financial institution with a selling agreement, or sell your shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

ADDITIONAL SERVICES AND COMPENSATION

In addition to acting as the fund's investment manager, RiverSource Investments and its affiliates also receive compensation for providing other services to the funds.

Administration Services. Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the RiverSource funds. These services include administrative, accounting, treasury, and other services. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

Custody Services. Ameriprise Trust Company, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the custodian or Ameriprise Trust Company), provides custody services to all but a limited number of the RiverSource funds, for which U.S. Bank National Association provides custody services. In addition, Ameriprise Trust Company is paid for certain transaction fees and out-of-pocket expenses incurred while providing services to the funds. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."


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S.20

Distribution and Shareholder Services. RiverSource Distributors, Inc., 50611 Ameriprise Financial Center, Minneapolis, Minnesota 55474, and Ameriprise Financial Services, 70100 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (collectively, the distributor), provide underwriting and distribution services to the RiverSource funds. Under the Distribution Agreement and related distribution and shareholder servicing plans, the distributor receives distribution and shareholder servicing fees. The distributor may retain a portion of these fees to support its distribution and shareholder servicing activity. The distributor re-allows the remainder of these fees (or the full fee) to the financial institutions that sell fund shares and provide services to shareholders. Fees paid by a fund for these services are set forth under "Distribution (12b-1) fees" in the expense table under "Fees and Expenses." More information on how these fees are used is set forth under "Investment Options -- Classes of Shares" and in the SAI. The distributor also administers any sales charges paid by an investor at the time of purchase or at the time of sale. See "Shareholder Fees (fees paid directly from your investment)" under "Fees and Expenses" for the scheduled sales charge of each share class. See "Buying and Selling Shares: Sales Charges" for variations in the scheduled sales charges, and for how these sales charges are used by the distributor. See "Other Investment Strategies and Risks" for the RiverSource funds' policy regarding directed brokerage.


Plan Administration Services. Under a Plan Administration Services Agreement the fund pays for plan administration services, including recordkeeping, communication or educational services to 529 and retirement plan sponsors, plans and plan participants. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

Transfer Agency Services. RiverSource Service Corporation, 734 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the transfer agent or RiverSource Service Corporation), provides or compensates others to provide transfer agency services to the RiverSource funds. The RiverSource funds pay the transfer agent a fee that varies by class, as set forth in the SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the funds. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses." RiverSource Service Corporation pays a portion of these fees to financial institutions that provide sub-recordkeeping and other services to fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the transfer agent agreements.


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S.21

PAYMENTS TO FINANCIAL INSTITUTIONS

RiverSource Investments and its affiliates may make or support additional cash payments out of their own resources to financial institutions, including inter-company allocation of resources to affiliated broker-dealers such as Ameriprise Financial Services (and its licensed representatives), in connection with selling fund shares or providing services to the fund or its shareholders. These inter-company allocations may include payment as compensation to employees of RiverSource Investments who are licensed by Ameriprise Financial Services, in respect of certain sales and solicitation activity on behalf of the funds. These payments and inter-company allocations are in addition to any 12b-1 distribution and/or shareholder service fees or other amounts paid by the fund to the distributor under distribution and shareholder servicing plans, or paid by the fund to the transfer agent under its transfer agency agreement or plan administration agreement, which fees may be used by these entities to support shareholder account maintenance, sub-accounting, recordkeeping or other services provided directly by the financial institution to shareholders or 529 and retirement plans and the plan participants. In exchange for these payments and inter-company allocations, RiverSource Investments and its affiliates may receive preferred access to registered representatives of a financial institution (for example, the ability to make presentations in branch offices or at conferences) or preferred access to customers of the financial institution (for example, the ability to advertise or directly interact with the financial institution's customers in order to sell the fund). These arrangements are sometimes referred to as "revenue sharing payments." In some cases, these arrangements may create an incentive for a financial institution or its representatives to recommend or sell shares of a fund and may create a conflict of interest between a financial institution's financial interest and its duties to its customers. Please contact the financial institution through which you are purchasing shares of the fund for details about any payments it may receive in connection with the solicitation and sale of fund shares or providing services to the fund or its shareholders. These payments and inter-company allocations are usually calculated based on a percentage of fund sales and/or as a percentage of fund assets attributable to a particular financial institution. These payments may also be negotiated based on other criteria or factors including, but not limited to, the financial institution's affiliation with the investment manager, its reputation in the industry, its ability to attract and retain assets, its access to target markets, its customer relationships and the scope and quality of services it provides. The amount of payment or inter-company allocation may vary by financial institution and by type of sale (e.g., purchases of different share classes or purchases of the fund through a qualified plan or through a wrap program), and may be significant.

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S.22

From time to time, RiverSource Investments and its affiliates may make other reimbursements or payments to financial institutions or their representatives including non-cash compensation, in the form of gifts of nominal value, occasional meals, tickets, or other entertainment, support for due diligence trips, training and educational meetings or conference sponsorships, support for recognition programs, and other forms of non-cash compensation permissible under regulations to which these financial institutions and their representatives are subject.

ADDITIONAL MANAGEMENT INFORMATION

MANAGER OF MANAGERS EXEMPTION. The RiverSource funds have received an order from the Securities and Exchange Commission that permits RiverSource Investments, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

RiverSource Investments or its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, RiverSource Investments does not consider any other relationship it or its affiliates may have with a subadviser, and RiverSource Investments discloses the nature of any material relationships it has with a subadviser to the Board.


AFFILIATED PRODUCTS. RiverSource Investments also serves as investment manager to RiverSource funds that provide asset-allocation services to shareholders by investing in shares of other RiverSource funds (Funds of Funds) and to discretionary managed accounts (collectively referred to as "affiliated products"). A fund may experience relatively large purchases or redemptions from the affiliated products. Although RiverSource Investments seeks to minimize the impact of these transactions by structuring them over a reasonable period of time or through other measures, a fund may experience increased expenses as it buys and sells securities to manage transactions for the affiliated products. In addition, because the affiliated products may own a substantial portion of a fund, a redemption by one or more affiliated product could cause a fund's expense ratio to increase as the fund's fixed costs would be spread over a smaller asset base. RiverSource Investments monitors expense levels and is committed to offering funds that are competitively priced. RiverSource Investments will report to the Board on the steps it has taken to manage any potential conflicts.



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S.23

CASH RESERVES. A fund may invest its daily cash balance in RiverSource Short-Term Cash Fund (Short-Term Cash Fund), a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. While Short-Term Cash Fund does not pay an advisory fee to RiverSource Investments, it does incur other expenses, and is expected to operate at a very low expense ratio. A fund will invest in Short-Term Cash Fund only to the extent it is consistent with the fund's investment objectives and policies. Short-Term Cash Fund is not insured or guaranteed by the FDIC or any other government agency.

FUND HOLDINGS DISCLOSURE. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a fund. A description of these policies and procedures is included in the SAI.

LEGAL PROCEEDINGS. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Information regarding certain pending and settled legal proceedings may be found in the Fund's shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.


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S.24

This fund can be purchased from Ameriprise Financial Services or from a limited number of other authorized financial institutions. The fund can be found under the "RiverSource" banner in most mutual fund quotations.

Additional information about the fund and its investments is available in the fund's SAI, and annual and semiannual reports to shareholders. In the fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the fund's performance during its most recent fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the fund, contact RiverSource Funds or your financial institution. To make a shareholder inquiry, contact the financial institution through whom you purchased the fund.

RiverSource Funds
734 Ameriprise Financial Center
Minneapolis, MN 55474
(888) 791-3380

RiverSource Funds information available at RiverSource Investments website address:
riversource.com/funds

You may review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, 100 F Street, N.E., Washington, D.C. 20549-0102.


Investment Company Act File #811-5897

TICKER SYMBOL
Class A: ISIAX          Class B: ISIBX          Class R4: ISCYX


RIVERSOURCE [LOGO](R)
      INVESTMENTS                                           S-6357-99 T (3/07)

   Prospectus

                                                        RIVERSOURCE [LOGO](R)
                                                              INVESTMENTS


   RIVERSOURCE(R)

   S&P 500 INDEX FUND


   PROSPECTUS MARCH 30, 2007

>  RIVERSOURCE S&P 500 INDEX
   FUND SEEKS TO PROVIDE
   SHAREHOLDERS WITH LONG-TERM
   CAPITAL APPRECIATION.

   Classes D and E


   As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

   NOT FDIC INSURED o MAY LOSE VALUE o NO BANK GUARANTEE

TABLE OF CONTENTS

THE FUND ..............................................................       3P

Objective .............................................................       3p

Principal Investment Strategies .......................................       3p


Principal Risks .......................................................       5p


Past Performance ......................................................       5p


Fees and Expenses .....................................................       8p


Other Investment Strategies and Risks .................................       9p


Fund Management and Compensation ......................................      11p

FINANCIAL HIGHLIGHTS ..................................................      12P

BUYING AND SELLING SHARES .............................................      S.1

Description of Share Classes ..........................................      S.1

Investment Options -- Classes of Shares ...............................      S.1

  Opening an Account ..................................................      S.2

Exchanging or Selling Shares ..........................................      S.5

  Exchanges ...........................................................      S.8

  Selling Shares ......................................................      S.9

VALUING FUND SHARES ...................................................      S.9

DISTRIBUTIONS AND TAXES ...............................................     S.10

Dividends and Capital Gain Distributions ..............................     S.10

Reinvestments .........................................................     S.10

Taxes .................................................................     S.10

GENERAL INFORMATION ...................................................     S.11


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2P RIVERSOURCE S&P 500 INDEX FUND - 2007 PROSPECTUS

THE FUND

OBJECTIVE

RiverSource S&P 500 Index Fund (the Fund) seeks to provide shareholders with long-term capital appreciation. Because any investment involves risk, achieving this objective cannot be guaranteed. Only shareholders can change the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to provide investment results that correspond to the total return (the combination of appreciation and income) of large-capitalization stocks of U.S. companies. The Fund invests in common stocks included in the Standard & Poor's 500 Composite Stock Price Index (S&P 500). The S&P 500 is made up primarily of large-capitalization companies that represent a broad spectrum of the U.S. economy. The Fund normally will invest at least 80% of its total assets in securities that are contained in the applicable index. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.


The Fund is not managed according to a traditional method of active investment management. Instead, the Fund follows a passive or indexing investment approach in an attempt to mirror the performance of an index. Keep in mind that an index fund has operating expenses and transaction costs, while an index does not. This means that, while an index fund may track its index closely, it is typically unable to match the performance of the index exactly. While there is no guarantee, the investment manager (RiverSource Investments, LLC) expects the correlation between the Fund and the S&P 500 to be at least ..95. A correlation of 1.00 means the return of the Fund can be completely explained by the return of the index.


The Fund normally will invest in all stocks in the S&P 500 in roughly the same proportions as their weightings in the index. For example, if 5% of the S&P 500 is made up of a stock of a particular company, the Fund normally will invest approximately 5% of its assets in that company. This strategy is known as "full replication." Although the Fund attempts to replicate the S&P 500, there may be times when the Fund and the index do not match exactly. The investment manager may purchase stocks not included in the S&P 500 when it believes it would be a cost efficient way of approximating the S&P 500's performance to do so, for example, in anticipation of a stock being added to the index.

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RIVERSOURCE S&P 500 INDEX FUND - 2007 PROSPECTUS 3P

The investment manager may use various techniques, such as buying and selling options and futures contracts, to increase or decrease the Fund's exposure to changing security prices or other factors that affect security values. The investment manager will monitor the performance of the Fund against the index and will adjust the Fund's holdings, as necessary, to minimize tracking error. In the event a correlation of .95 or better is not achieved, the Fund's Board of Directors (Board) will consider alternative arrangements.

The Fund may change its target index for a different index if the current index is discontinued or if the Fund's Board believes a different index would better enable the Fund to match the performance of the market segment represented by the current index. The substitute index will measure the same general segment of the market as the current index.

The Fund may hold cash or its equivalent or invest in investment grade short-term fixed income securities. Although index funds, by their nature, tend to be tax-efficient investments, the Fund generally is managed without regard to tax efficiency.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

o     The security continues to be included in the index.

o Corporate actions have affected the company's security (such as corporate reorganizations, mergers or acquisitions).

o A company's market weighting otherwise changes with respect to the index.

o Timing of cash flows in and out of the Fund require the investment manager to sell a security.

For more information on investment strategies and the index, please refer to the Statement of Additional Information (SAI). "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)" and "Standard & Poor's 500(R)" are trademarks of The McGraw-Hill Companies, Inc. These trademarks have been licensed for use by affiliates of Ameriprise Financial, Inc. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's or any of its subsidiaries or affiliates (the "Licensors") and the Licensors make no representation regarding the advisability of investing in the Fund.

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4P RIVERSOURCE S&P 500 INDEX FUND - 2007 PROSPECTUS

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

INDEXING RISK. The Fund is managed to an index and the Fund's performance therefore will rise and fall as the performance of the index rises and falls.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably.

TRACKING ERROR RISK. The Fund may not track the index perfectly because differences between the index and the Fund's portfolio can cause differences in performance. The investment manager purchases securities and other instruments in an attempt to replicate the performance of the index. However, the tools that the investment manager uses to replicate the index are not perfect and the Fund's performance is affected by factors such as the size of the Fund's portfolio, transaction costs, management fees and expenses, brokerage commissions and fees, the extent and timing of cash flows in and out of the Fund and changes in the index.

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

o how the Fund's performance has varied for each full calendar year shown on the bar chart; and

o how the Fund's average annual total returns compare to recognized indexes shown on the table.

Both the bar chart and the table assume that all distributions have been reinvested. The performance of different classes varies because of differences in fees and expenses. How the Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.

Bar Chart. Class D share information is shown in the bar chart.

Table. The table shows total returns from hypothetical investments in Class D and Class E shares of the Fund. These returns are compared to the indexes shown for the same periods. For purposes of the performance calculation in the table we assumed no adjustments for taxes paid by an investor on the reinvested income and capital gains.

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RIVERSOURCE S&P 500 INDEX FUND - 2007 PROSPECTUS 5P

AFTER-TAX RETURNS

After-tax returns are shown only for Class D shares. After-tax returns for Class E will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

The return after taxes on distributions for a period may be the same as the return before taxes for the same period if there were no distributions or if the distributions were small. The return after taxes on distributions and sale of Fund shares for a period may be greater than the return before taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) may result in a higher return.

                            CLASS D SHARE PERFORMANCE
                            (BASED ON CALENDAR YEARS)

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

   -10.04%    -12.42%     -22.59%   +27.81%    +10.23%      +4.14%   +15.21%
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    2000        2001        2002      2003      2004         2005     2006


During the periods shown in the bar chart, the highest return for a calendar quarter was +15.20% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -17.23% (quarter ended Sept. 30, 2002).


The performance of Class E may vary from that shown because of differences in expenses.


The Fund's Class D year-to-date return at Dec. 31, 2006 was +15.21%.


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6P RIVERSOURCE S&P 500 INDEX FUND - 2007 PROSPECTUS

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2006)


                                                                                 SINCE
                                                                               INCEPTION
                                                        1 YEAR    5 YEARS   (CLASSES D & E)

RiverSource S&P 500 Index Fund:

  Class D

    Return before taxes                                 +15.21%     +5.53%     +2.23%(a)
    Return after taxes on distributions                 +14.70%     +5.12%     +1.87%(a)
    Return after taxes on distributions
    and sale of fund shares                              +9.89%     +4.53%     +1.70%(a)

  Class E

    Return before taxes                                 +15.44%     +5.79%     +2.50%(a)
S&P 500 Index
(reflects no deduction for fees, expenses or taxes)     +15.79%     +6.19%     +2.20%(b)
Lipper S&P 500 Objective Funds Index                    +15.55%     +5.91%     +1.91%(b)


(a)   Inception date is Oct. 25, 1999.

(b)   Measurement period started Nov. 1, 1999.



S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.


The Lipper S&P 500 Objective Funds Index includes the 30 largest S&P 500 funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

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RIVERSOURCE S&P 500 INDEX FUND - 2007 PROSPECTUS 7P

FEES AND EXPENSES


Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Expenses are based on the Fund's most recent fiscal year, adjusted to reflect current fees.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                             CLASS D    CLASS E
Maximum sales charge
(load) imposed on purchases
(as a percentage of offering price)(a)                             0%         0%
Annual account fee
(for accounts under $10,000)                                     $10        $10

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS:

                                                             CLASS D    CLASS E
Management fees                                               0.22%        0.22%
Distribution (12b-1) fees                                     0.25%        0.00%
Other expenses(b)                                             0.32%        0.37%
Total annual fund
operating expenses                                            0.79%        0.59%
Fee waiver/expense
reimbursement                                                 0.20%        0.21%
Total annual (net) fund
operating expenses(c)                                         0.59%        0.38%

(a) There are no sales loads; however, the Fund charges a redemption fee of 0.50% on shares redeemed within 180 days of purchase.

(b) Other expenses include an administrative services fee, a transfer agency fee, a custody fee and other nonadvisory expenses. Other expenses may also include fees and expenses of affiliated and unaffiliated funds
      (acquired funds) which the Fund indirectly bears when it invests in the acquired funds. Because acquired funds will have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred by the Fund with respect to such investments will vary.

(c) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Jan. 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), will not exceed 0.59% for Class D and 0.38% for Class E.


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8P RIVERSOURCE S&P 500 INDEX FUND - 2007 PROSPECTUS

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                1 YEAR       3 YEARS      5 YEARS       10 YEARS

Class D                          $60          $233          $420          $963
Class E                          $39          $168          $309          $721


OTHER INVESTMENT STRATEGIES AND RISKS


Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may utilize investment strategies that are not principal strategies, including investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds (ETFs), also referred to as "acquired funds"), ownership of which results in the Fund bearing its proportionate share of the acquired funds' fees and expenses. Although ETFs are designed to replicate the price and yield of a specified market index, there is no guarantee that an ETF will track its specified market index, which may result in a loss. Additionally, the Fund may use derivatives (financial instruments where the value depends upon, or is derived from, the value of something else) such as futures, options and forward contracts, to produce incremental earnings, to hedge existing positions or to increase flexibility. Just as with securities in which the Fund invests directly, derivatives are subject to a number of risks, including market, liquidity, interest rate and credit risk. In addition, a relatively small price movement in the underlying security, currency or index may result in a substantial gain or loss for the Fund using derivatives. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio managers are not required to use derivatives. For more information on strategies and holdings, and the risks of such strategies, including other derivative instruments that the Fund may use, see the Fund's Statement of Additional Information (SAI) and its annual and semiannual reports.

Unusual Market Conditions. During unusual market conditions, the Fund may temporarily invest more of its assets in money market securities than during normal market conditions. Although investing in these securities would serve primarily to attempt to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance. Instead of investing in money market securities directly, the Fund may invest in shares of an affiliated money market fund. See "Cash Reserves" for more information.


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RIVERSOURCE S&P 500 INDEX FUND - 2007 PROSPECTUS 9P

Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as "soft dollars"), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund's securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities (and certain other instruments, including derivatives). Brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund's purchase and sale transactions may cause the market to move and change the market price for an investment.


Although brokerage commissions and implied commissions are not reflected in the expense table under "Fees and Expenses," they are reflected in the total return of the Fund.


Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of brokerage commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. Capital gains and increased commissions or mark-ups paid to broker-dealers may adversely affect a fund's performance. The Fund's historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the "Financial Highlights."


Directed Brokerage. The Fund's Board has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.

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10P RIVERSOURCE S&P 500 INDEX FUND - 2007 PROSPECTUS

FUND MANAGEMENT AND COMPENSATION

INVESTMENT MANAGER


RiverSource Investments, LLC (the investment manager or RiverSource Investments), 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is the investment manager to the RiverSource funds, and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for all of the RiverSource funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, RiverSource Investments seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

The Fund pays RiverSource Investments a fee for managing its assets. Under the Investment Management Services Agreement (Agreement), the fee for the most recent fiscal year was 0.22% of the Fund's average daily net assets. Under the Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the Agreement is available in the Fund's most recent annual or semiannual shareholder report.

Portfolio Manager(s). The portfolio manager responsible for the day-to-day management of the Fund is:


David Factor, CFA, Portfolio Manager

o     Managed the Fund since 2001.


o     Joined RiverSource Investments in 1990.


o Began investment career in 1996, becoming a quantitative analyst in 1999.

o     BSB, University of Minnesota.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.




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RIVERSOURCE S&P 500 INDEX FUND - 2007 PROSPECTUS 11P

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND THE FUND'S FINANCIAL PERFORMANCE. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE FUND SHARE. THE TOTAL RETURNS IN THE TABLES REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED OR LOST ON AN INVESTMENT IN THE FUND (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS). THIS INFORMATION HAS BEEN AUDITED BY KPMG LLP, WHOSE REPORT, ALONG WITH THE FUND'S FINANCIAL STATEMENTS, IS INCLUDED IN THE ANNUAL REPORT WHICH, IF NOT INCLUDED WITH THIS PROSPECTUS, IS AVAILABLE UPON REQUEST.


CLASS D

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Jan. 31,                2007       2006       2005       2004       2003
Net asset value, beginning of period      $ 4.92     $ 4.55     $ 4.38     $ 3.31     $ 4.36
---------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                 .08        .07        .07        .04        .03
Net gains (losses) (both realized
 and unrealized)                             .61        .36        .17       1.07      (1.05)
---------------------------------------------------------------------------------------------
Total from investment operations             .69        .43        .24       1.11      (1.02)
---------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income        (.07)      (.06)      (.07)      (.04)      (.03)
---------------------------------------------------------------------------------------------
Net asset value, end of period            $ 5.54     $ 4.92     $ 4.55     $ 4.38     $ 3.31
---------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)   $   57     $   63     $   69     $   70     $   56
---------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(b),(c),(d)                 .59%       .62%       .62%       .64%       .63%
---------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                1.40%      1.26%      1.41%      1.13%      1.03%
---------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)            20%         7%         6%         4%         9%
---------------------------------------------------------------------------------------------
Total return                               14.05%      9.56%      5.43%     33.72%    (23.43%)
---------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earning and bank fee credits on cash balances.

(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class D would have been 0.79%, 0.85%, 0.82%, 0.69%, and 0.84% for the years ended Jan. 31, 2007, 2006, 2005, 2004, and 2003, respectively.

(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.


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12P RIVERSOURCE S&P 500 INDEX FUND - 2007 PROSPECTUS


CLASS E

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Jan. 31,                2007       2006       2005       2004       2003
Net asset value, beginning of period      $ 4.95     $ 4.57     $ 4.39     $ 3.32     $ 4.37
---------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                 .09        .08        .08        .05        .04
Net gains (losses) (both realized
 and unrealized)                             .60        .38        .18       1.07      (1.05)
---------------------------------------------------------------------------------------------
Total from investment operations             .69        .46        .26       1.12      (1.01)
---------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income        (.08)      (.08)      (.08)      (.05)      (.04)
---------------------------------------------------------------------------------------------
Net asset value, end of period            $ 5.56     $ 4.95     $ 4.57     $ 4.39     $ 3.32
---------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)   $  241     $  218     $  301     $  398     $  261
---------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(b),(c),(d)                 .34%       .37%       .38%       .39%       .38%
---------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                1.64%      1.52%      1.64%      1.37%      1.30%
---------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)            20%         7%         6%         4%         9%
---------------------------------------------------------------------------------------------
Total return                               14.05%     10.03%      5.90%     33.91%    (23.24%)
---------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earning and bank fee credits on cash balances.

(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class E would have been 0.56%, 0.60%, 0.56%, 0.44%, and 0.59% for the years ended Jan. 31, 2007, 2006, 2005, 2004, and 2003, respectively.

(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.


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RIVERSOURCE S&P 500 INDEX FUND - 2007 PROSPECTUS 13P

BUYING AND SELLING SHARES

The RiverSource funds are available through broker-dealers, certain 401(k) or other qualified and nonqualified plans, banks, or other financial intermediaries or institutions (financial institutions). THESE FINANCIAL INSTITUTIONS MAY CHARGE YOU ADDITIONAL FEES FOR THE SERVICES THEY PROVIDE AND THEY MAY HAVE DIFFERENT POLICIES NOT DESCRIBED IN THIS PROSPECTUS. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the financial institutions through which shares are held. Since the fund may not have a record of your transactions, you should always contact the financial institution through which you purchased the fund to make changes to or give instructions concerning your account or to obtain information about your account. The fund, the distributor and the transfer agent are not responsible for the failure of one of these financial institutions to carry out its obligations to its customers.

DESCRIPTION OF SHARE CLASSES

INVESTMENT OPTIONS -- CLASSES OF SHARES

The RiverSource funds offer different classes of shares. There are differences among the fees and expenses for each class. See the "Fees and Expenses" table for more information. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial institution can help you with this decision. The following table shows the key features of each class. (The cover of this prospectus indicates which classes are currently offered for this Fund.)

INVESTMENT OPTIONS SUMMARY

                                                                   CONTINGENT         DISTRIBUTION    PLAN
                                                                   DEFERRED SALES     AND             ADMINISTRATION
            AVAILABILITY                 INITIAL SALES CHARGE      CHARGE (CDSC)      SERVICE FEE     FEE
----------------------------------------------------------------------------------------------------------------------
Class D     Through wrap fee             No. Entire purchase       No.                Yes(a).         N/A
            programs or other            price is invested in                         0.25%
            investment products.         shares of the fund.
----------------------------------------------------------------------------------------------------------------------
Class E     Limited to qualifying        No. Entire purchase       No.                No.             Yes.
            institutional investors      price is invested in                                         0.15%
            and brokerage                shares of the fund.
            accounts.
----------------------------------------------------------------------------------------------------------------------

(a) For Class D shares, the fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, that allows it to pay distribution and shareholder servicing-related expenses for the sale of shares. Because these fees are paid out of a fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution
      (sales) or servicing charges.


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S.1                                                                   S-6400-5

The distribution and shareholder servicing fees for Class D are subject to the requirements of Rule 12b-1 under the Investment Company Act of 1940, as amended, and are used to reimburse the distributor for certain expenses it incurs in connection with distributing a fund's shares and providing services to fund shareholders. These expenses include payment of distribution and shareholder servicing fees to financial institutions that sell shares of the fund. Financial institutions receive fees up to 0.25% of the average daily net assets of Class D shares sold and held through them. The distributor begins to pay these fees immediately after purchase. Financial institutions may compensate their financial advisors with the shareholder servicing and distribution fees paid to them by the distributor.

Class E pays an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services. The fee is equal on an annual basis to 0.15% of assets attributable to the class.

Class D shares are sold without a sales charge through wrap fee programs or other investment products sponsored by a financial institution having a selling agreement with the distributor. Class E shares are sold without a sales charge or 12b-1 fee through brokerage accounts and qualifying institutional accounts.

For more information, see the SAI.

OPENING AN ACCOUNT

Financial institutions are required by law to obtain certain personal information from each person who opens an account in order to verify the identity of the person. As a result, when you open an account you will be asked to provide your name, permanent street address, date of birth, and Social Security or Employer Identification number. You may also be asked for other identifying documents or information. If you do not provide this information, the financial institution through which you are investing in the fund may not be able to open an account for you. If the financial institution through which you are investing in the fund is unable to verify your identity, your account may be closed, or other steps may be taken, as deemed appropriate.

When you buy shares, your order will be priced at the next NAV calculated after your order is accepted by the fund or an authorized financial institution.

Your financial institution may establish and maintain your account directly or it may establish and maintain your account with the distributor. The distributor may appoint servicing agents to accept purchase orders and to accept exchange (and sale) orders on its behalf. Accounts maintained by the distributor will be supported by the fund's transfer agent.


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S.2

METHODS OF PURCHASING SHARES

THROUGH AN ACCOUNT ESTABLISHED WITH YOUR FINANCIAL INSTITUTION

ALL REQUESTS            The financial institution through which you buy shares
                        may have different policies not described in this
                        prospectus, including different minimum investment
                        amounts and minimum account balances.

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THROUGH AN ACCOUNT ESTABLISHED WITH THE FUND

BY MAIL The financial institution through which you buy shares may establish an account directly with the fund. To establish an account in this fashion, complete a RiverSource funds account application with your financial advisor or investment professional, and mail the account application to the address below. Account applications may be requested by calling (888) 791-3380. Make your check payable to the fund.
                  The fund does not accept cash, credit card convenience checks, money orders, traveler's checks, starter checks, third or fourth party checks, or other cash equivalents.

                  Mail your check and completed application to:

                  REGULAR MAIL    RIVERSOURCE INVESTMENTS (FUNDS)
                                  P.O. BOX 8041
                                  BOSTON, MA 02266-8041

                  EXPRESS MAIL    RIVERSOURCE INVESTMENTS (FUNDS)
                                  C/O BFDS
                                  30 DAN ROAD
                                  CANTON, MA 02021-2809

                  If you already have an account, include your name, account number and the name of the fund and class of shares along with your check. You can make scheduled investments in the fund by moving money from your checking account or savings account. See the Minimum Investment and Account Balance chart below for more information regarding scheduled investment plans.

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BY WIRE OR ACH    Fund shares purchased through the distributor may be paid
                  for by federal funds wire. Before sending a wire, call (888)
                  791-3380 to notify the distributor of the wire and to
                  receive further instructions.

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S.3

BY WIRE OR ACH    If you are establishing an account with a wire purchase, you
(CONT.)           are required to send a signed account application to the
                  address above. Please include the wire control number or
                  your new account number on the application.

                  Your bank or financial institution may charge additional fees for wire transactions.

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BY EXCHANGE       Call (888) 791-3380 or send signed written instructions to the address above.

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MINIMUM INVESTMENT AND ACCOUNT BALANCE

                                      FOR ALL ACCOUNTS EXCEPT
                                      THOSE LISTED TO THE RIGHT
                                      (NONQUALIFIED)                    TAX QUALIFIED ACCOUNTS
----------------------------------------------------------------------------------------------------------
INITIAL INVESTMENT                    $2,000                            $1,000
----------------------------------------------------------------------------------------------------------
ADDITIONAL INVESTMENTS                $500                              $500
----------------------------------------------------------------------------------------------------------
ACCOUNT BALANCE*                      $1,000                            $500

* If your fund account balance falls below the minimum account balance for any reason, including a market decline, you will be asked to increase it to the minimum account balance or establish a scheduled investment plan.
      If you do not do so within 30 days, your shares may be automatically redeemed and the proceeds mailed to you.

MINIMUM INVESTMENT AND ACCOUNT BALANCE - SCHEDULED INVESTMENT PLANS

                                      FOR ALL ACCOUNTS EXCEPT
                                      THOSE LISTED TO THE RIGHT
                                      (NONQUALIFIED)                    TAX QUALIFIED ACCOUNTS
----------------------------------------------------------------------------------------------------------
INITIAL INVESTMENT                    $2,000                            $1,000
----------------------------------------------------------------------------------------------------------
ADDITIONAL INVESTMENTS                $100                              $100
----------------------------------------------------------------------------------------------------------
ACCOUNT BALANCE**                     $1,000                            $500

** If your fund account balance is below the minimum initial investment described above, you must make payments at least monthly.

If approved by the distributor, these minimums may be waived for accounts that are managed by an investment professional (for example, discretionary wrap accounts) or are part of an employer-sponsored retirement plan.

MINIMUM BALANCE ACCOUNT REQUIREMENTS AND ANNUAL ACCOUNT FEE

The Fund reserves the right to sell your shares if, for any reason, including market decline, the aggregate value of your holdings in the Fund drops below


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S.4

$1,000 ($500 for custodial accounts, IRAs and certain other retirement plans). You will be notified in writing 30 days before the Fund takes such action to allow you to increase your holdings to the minimum level.

An annual account fee of $10 will be assessed on accounts whose balances are below $10,000 (for any reason, including market fluctuation). The fee may be deducted from either your year-end dividend distribution or through a redemption of shares. If your distribution is less than the fee, fractional shares will be redeemed to cover the difference. If the fee is deducted from your dividend distribution, you will still be taxed on the full amount of the dividend. This fee will not apply to certain qualifying institutional investors.

The fund reserves the right to modify its minimum account requirements at any time, with or without prior notice.

Please contact your financial institution for information regarding wire or electronic funds transfer.

EXCHANGING OR SELLING SHARES

You may exchange or sell shares by having your financial institution process your transaction. If your account is maintained directly with your financial institution, you must contact that financial institution to exchange or sell shares of the fund. If your account was established with the distributor, there are a variety of methods you may use to exchange or sell shares of the fund.

WAYS TO REQUEST AN EXCHANGE OR SALE OF SHARES

ACCOUNT ESTABLISHED WITH YOUR FINANCIAL INSTITUTION

ALL REQUESTS      You can exchange or sell shares by having your financial
                  institution process your transaction. The financial
                  institution through which you purchased shares may have
                  different policies not described in this prospectus,
                  including different transaction limits, exchange policies
                  and sale procedures.

------------------------------------------------------------------------------
ACCOUNT ESTABLISHED WITH THE FUND

BY MAIL           Mail your exchange or sale request to:

                  REGULAR MAIL      RIVERSOURCE INVESTMENTS (FUNDS)
                                    P.O. BOX 8041
                                    BOSTON, MA 02266-8041

                  EXPRESS MAIL      RIVERSOURCE INVESTMENTS (FUNDS)
                                    C/O BFDS
                                    30 DAN ROAD
                                    CANTON, MA 02021-2809

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S.5

BY MAIL (CONT.)   Include in your letter:

                  o your name

                  o the name of the fund(s)

                  o your account number

                  o the class of shares to be exchanged or sold

                  o your Social Security number or Employer Identification
                    number

                  o the dollar amount or number of shares you want to exchange or sell

                  o specific instructions regarding delivery or exchange
                    destination

                  o signature(s) of registered account owner(s)

                  o any special documents the transfer agent may require in
                    order to process your order

                  Corporate, trust or partnership accounts may need to send additional documents.

                  Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

                  A Medallion Signature Guarantee is required if:

                  o Amount is over $50,000.

                  o You want your check made payable to someone other than
                    yourself.

                  o Your address has changed within the last 30 days.

                  o You want the check mailed to an address other than the
                    address of record.

                  o You want the proceeds sent to a bank account not on file.

                  o You are the beneficiary of the account and the account
                    owner is deceased (additional documents may be required).

                  A Medallion Signature Guarantee assures that a signature is genuine and not a forgery. The financial institution providing the Guarantee is financially liable for the transaction if the signature is a forgery. Eligible guarantors include commercial banks, trust companies, savings associations, and credit unions as defined by the Federal Deposit Insurance Act. Note: A guarantee from a notary public is not acceptable.

                  NOTE: Any express mail delivery charges you pay will vary depending on domestic or international delivery instructions.

------------------------------------------------------------------------------


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S.6

BY TELEPHONE      Call (888) 791-3380. Unless you elect not to have telephone exchange and sale privileges, they will automatically be
                  available to you. Reasonable procedures will be used to
                  confirm authenticity of telephone exchange or sale requests.
                  Telephone privileges may be modified or discontinued at any time. Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or
                  qualified retirement accounts. You may request that these
                  privileges NOT apply by writing to the address above.

                  Payment will be mailed to the address of record and made payable to the names listed on the account.

                  Telephone sale requests are limited to $100,000 per day.

------------------------------------------------------------------------------

BY WIRE OR ACH    You can wire money from your fund account to your bank
                  account. Make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and a voided check or savings account deposit slip.

                  Call (888) 791-3380 or send a letter of instruction, with a Medallion Signature Guarantee if required, to the address above.

                  A service fee may be charged against your account for each wire sent.

                  Minimum amount: $100

                  Your bank or financial institution may charge additional fees for wire transactions.

------------------------------------------------------------------------------

BY SCHEDULED      You may elect to receive regular periodic payments through
PAYOUT PLAN       an automatic sale of shares. See the SAI for more
                  information.

------------------------------------------------------------------------------

IMPORTANT: Payments sent by a bank authorization or check that are not guaranteed may take up to ten days to clear. This may cause your redemption request to fail to process if the requested amount includes unguaranteed funds.



------------------------------------------------------------------------------

S.7

EXCHANGES

Exchanges currently are not allowed into or out of the fund.

MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING BY CERTAIN SHAREHOLDERS INTENDED TO PROFIT AT THE EXPENSE OF OTHER SHAREHOLDERS BY SELLING SHARES OF A FUND SHORTLY AFTER PURCHASE. MARKET TIMING MAY ADVERSELY IMPACT A FUND'S PERFORMANCE BY PREVENTING THE INVESTMENT MANAGER FROM FULLY INVESTING THE ASSETS OF THE FUND, DILUTING THE VALUE OF SHARES HELD BY LONG-TERM SHAREHOLDERS, OR INCREASING THE FUND'S TRANSACTION COSTS.

SEE "VALUING FUND SHARES" FOR A DISCUSSION OF THE RIVERSOURCE FUNDS' POLICY ON FAIR VALUE PRICING, WHICH IS INTENDED, IN PART, TO REDUCE THE FREQUENCY AND EFFECT OF MARKET TIMING.

THE RIVERSOURCE FUNDS' BOARDS HAVE ADOPTED A POLICY THAT IS DESIGNED TO DETECT AND DETER MARKET TIMING. EACH FUND SEEKS TO ENFORCE THIS POLICY THROUGH ITS SERVICE PROVIDERS AS FOLLOWS:

o The fund tries to distinguish market timing from trading that it believes is not harmful, such as periodic rebalancing for purposes of asset allocation or dollar cost averaging. Under the fund's procedures, there is no set number of transactions in the fund that constitutes market timing. Even one purchase and subsequent sale by related accounts may be market timing. Generally, the fund seeks to restrict the exchange privilege of an investor who makes more than three exchanges into or out of the fund in any 90-day period. Accounts held by a retirement plan or a financial institution for the benefit of its participants or clients, which typically engage in daily transactions, are not subject to this limit, although the fund seeks the assistance of financial institutions in applying similar restrictions on the sub-accounts of their participants or clients.

o If an investor's trading activity is determined to be market timing or otherwise harmful to existing shareholders, the fund reserves the right to modify or discontinue the investor's exchange privilege or reject the investor's purchases or exchanges, including purchases or exchanges accepted by a financial institution. The fund may treat accounts it believes to be under common control as a single account for these purposes, although it may not be able to identify all such accounts.

o Although the fund does not knowingly permit market timing, it cannot guarantee that it will be able to identify and restrict all short-term trading activity. The fund receives purchase and sale orders through financial institutions where market timing activity may not always be successfully detected.


------------------------------------------------------------------------------

S.8

SELLING SHARES

There are no sales loads; however, the Fund charges a redemption fee of 0.50% on shares sold within 180 days of purchase. This fee does not apply to qualifying institutional investors or to shares held in a wrap account.

You may sell your shares at any time. The payment will be sent within seven days after your request is received in good order.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

Each fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

VALUING FUND SHARES

The public offering price is the NAV. Orders in good form are priced at the NAV next determined after you place your order. Good form or good order means that your instructions have been received in the form required by the fund. This may include, for example, providing the fund name and account number, the amount of the transaction and all required signatures. For more information, contact your financial institution.

The NAV is the value of a single share of a fund. The NAV is determined by dividing the value of a fund's assets, minus any liabilities, by the number of shares outstanding. The NAV is calculated as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. Securities are valued primarily on the basis of market quotations. Market quotations are obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.

When reliable market quotations are not readily available, investments are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of an investment held by a fund is materially affected by events that occur after the close of a securities market but prior to the time as of which the fund's NAV is determined. Valuing investments at fair value involves reliance on judgment. The fair value of an investment is likely to differ from any available quoted or published price.

Foreign investments are valued in U.S. dollars. Some of a fund's securities may be listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares. In that event, the NAV of the fund's shares may change on days when shareholders will not be able to purchase or sell the fund's shares.


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S.9

DISTRIBUTIONS AND TAXES

As a shareholder you are entitled to your share of your fund's net income and net gains. Each fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Your fund's net investment income is distributed to you as dividends. Dividends may be composed of qualifying dividend income, which is eligible for preferential tax rates under current tax law, as well as other ordinary dividend income, which may include non-qualifying dividends, interest income and short-term capital gains.Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the fund held the security. Realized capital gains and losses offset each other. The fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the fund, unless you request distributions in cash. The financial institution through which you purchased shares may have different policies.

Distributions are reinvested at the next calculated NAV after the distribution is paid. If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, a sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.


Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements upon the withdrawal of the sales proceeds from such accounts. Please consult your tax advisor.


------------------------------------------------------------------------------

S.10

IMPORTANT: This information is a brief and selective summary of some of the tax rules that apply to an investment in a fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

GENERAL INFORMATION

AVAILABILITY AND TRANSFERABILITY OF FUND SHARES

Please consult your financial institution to determine availability of RiverSource funds. Currently, RiverSource funds may be purchased or sold through affiliated broker-dealers of RiverSource Investments and through certain unaffiliated financial institutions. If you set up an account at a financial institution that does not have, and is unable to obtain, a selling agreement with the distributor of the RiverSource funds, you will not be able to transfer RiverSource fund holdings to that account. In that event, you must either maintain your RiverSource fund holdings with your current financial institution, find another financial institution with a selling agreement, or sell your shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

ADDITIONAL SERVICES AND COMPENSATION

In addition to acting as the fund's investment manager, RiverSource Investments and its affiliates also receive compensation for providing other services to the funds.

Administration Services. Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the RiverSource funds. These services include administrative, accounting, treasury, and other services. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

Custody Services. Ameriprise Trust Company, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the custodian or Ameriprise Trust Company), provides custody services to all but a limited number of the RiverSource funds, for which U.S. Bank National Association provides custody services. In addition, Ameriprise Trust Company is paid for certain transaction fees and out-of-pocket expenses incurred while providing services to the funds. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

Distribution and Shareholder Services. RiverSource Distributors, Inc., 50611 Ameriprise Financial Center, Minneapolis, Minnesota 55474, and Ameriprise Financial Services, 70100 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (collectively, the distributor), provide underwriting and distribution services to the RiverSource funds. Under the Distribution Agreement and related distribution and shareholder servicing plans, the distributor receives distribution and shareholder

------------------------------------------------------------------------------

S.11
servicing fees. The distributor may retain a portion of these fees to support its distribution and shareholder servicing activity. The distributor re-allows the remainder of these fees (or the full fee) to the financial institutions that sell fund shares and provide services to shareholders. Fees paid by a fund for these services are set forth under "Distribution (12b-1) fees" in the expense table under "Fees and Expenses." More information on how these fees are used is set forth under "Investment Options -- Classes of Shares" and in the SAI. See "Other Investment Strategies and Risks" for the RiverSource funds' policy regarding directed brokerage.


Plan Administration Services. Under a Plan Administration Services Agreement the fund pays for plan administration services, including recordkeeping, communication or educational services to 529 and retirement plan sponsors, plans and plan participants. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

Transfer Agency Services. RiverSource Service Corporation, 734 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the transfer agent or RiverSource Service Corporation), provides or compensates others to provide transfer agency services to the RiverSource funds. The RiverSource funds pay the transfer agent a fee that varies by class, as set forth in the SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the funds. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses." RiverSource Service Corporation pays a portion of these fees to financial institutions that provide sub-recordkeeping and other services to fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the transfer agent agreements.


PAYMENTS TO FINANCIAL INSTITUTIONS

RiverSource Investments and its affiliates may make or support additional cash payments out of their own resources to financial institutions, including inter-company allocation of resources to affiliated broker-dealers such as Ameriprise Financial Services (and its licensed representatives), in connection with selling fund shares or providing services to the fund or its shareholders. These inter-company allocations may include payment as compensation to employees of RiverSource Investments who are licensed by Ameriprise Financial Services, in respect of certain sales and solicitation activity on behalf of the funds. These payments and inter-company allocations are in addition to any 12b-1 distribution and/or shareholder service fees or other amounts paid by the fund to the distributor under distribution and shareholder servicing plans, or paid by the fund to the transfer agent under its transfer agency agreement or plan administration agreement, which fees may be used by these entities to support shareholder account


------------------------------------------------------------------------------

S.12
maintenance, sub-accounting, recordkeeping or other services provided directly by the financial institution to shareholders or 529 and retirement plans and the plan participants. In exchange for these payments and inter-company allocations, RiverSource Investments and its affiliates may receive preferred access to registered representatives of a financial institution (for example, the ability to make presentations in branch offices or at conferences) or preferred access to customers of the financial institution (for example, the ability to advertise or directly interact with the financial institution's customers in order to sell the fund). These arrangements are sometimes referred to as "revenue sharing payments." In some cases, these arrangements may create an incentive for a financial institution or its representatives to recommend or sell shares of a fund and may create a conflict of interest between a financial institution's financial interest and its duties to its customers. Please contact the financial institution through which you are purchasing shares of the fund for details about any payments it may receive in connection with the solicitation and sale of fund shares or providing services to the fund or its shareholders. These payments and inter-company allocations are usually calculated based on a percentage of fund sales and/or as a percentage of fund assets attributable to a particular financial institution. These payments may also be negotiated based on other criteria or factors including, but not limited to, the financial institution's affiliation with the investment manager, its reputation in the industry, its ability to attract and retain assets, its access to target markets, its customer relationships and the scope and quality of services it provides. The amount of payment or inter-company allocation may vary by financial institution and by type of sale (e.g., purchases of different share classes or purchases of the fund through a qualified plan or through a wrap program), and may be significant.

From time to time, RiverSource Investments and its affiliates may make other reimbursements or payment to financial institutions or their representatives, including non-cash compensation, in the form of gifts of nominal value, occasional meals, tickets, or other entertainment, support for due diligence trips, training and educational meetings or conference sponsorships, support for recognition programs, and other forms of non-cash compensation permissible under regulations to which these financial institutions and their representatives are subject.

ADDITIONAL MANAGEMENT INFORMATION

MANAGER OF MANAGERS EXEMPTION. The RiverSource funds have received an order from the Securities and Exchange Commission that permits RiverSource Investments, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.


------------------------------------------------------------------------------

S.13

RiverSource Investments or its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, RiverSource Investments does not consider any other relationship it or its affiliates may have with a subadviser, and RiverSource Investments discloses the nature of any material relationships it has with a subadviser to the Board.

CASH RESERVES. A fund may invest its daily cash balance in RiverSource Short-Term Cash Fund (Short-Term Cash Fund), a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. While Short-Term Cash Fund does not pay an advisory fee to RiverSource Investments, it does incur other expenses, and is expected to operate at a very low expense ratio. A fund will invest in Short-Term Cash Fund only to the extent it is consistent with the fund's investment objectives and policies. Short-Term Cash Fund is not insured or guaranteed by the FDIC or any other government agency.

FUND HOLDINGS DISCLOSURE. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a fund. A description of these policies and procedures is included in the SAI.

LEGAL PROCEEDINGS. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Information regarding certain pending and settled legal proceedings may be found in the Fund's shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.


------------------------------------------------------------------------------

S.14

This fund can be purchased from Ameriprise Financial Services or from a limited number of other authorized financial institutions. The fund can be found under the "RiverSource" banner in most mutual fund quotations.

Additional information about the fund and its investments is available in the fund's SAI, and annual and semiannual reports to shareholders. In the fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the fund's performance during its most recent fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the fund, contact RiverSource Funds or your financial institution. To make a shareholder inquiry, contact the financial institution through whom you purchased the fund.

RiverSource Funds
734 Ameriprise Financial Center
Minneapolis, MN 55474
(888) 791-3380

RiverSource Funds information available at RiverSource Investments website address:

riversource.com/funds

You may review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, 100 F Street, N.E., Washington, D.C. 20549-0102.


Investment Company Act File #811-5897

TICKER SYMBOL
Class D: ADIDX   Class E: ADIEX




RIVERSOURCE [LOGO](R)
    INVESTMENTS                                              S-6434-99 M (3/07)

                      STATEMENT OF ADDITIONAL INFORMATION

                                MARCH 30, 2007



RIVERSOURCE(R) BOND SERIES, INC.                                 RIVERSOURCE MANAGERS SERIES, INC.

    RiverSource Core Bond Fund                                       RiverSource Aggressive Growth Fund
    RiverSource Floating Rate Fund                                   RiverSource Fundamental Growth Fund
    RiverSource Income Opportunities Fund                            RiverSource Fundamental Value Fund
    RiverSource Inflation Protected Securities Fund                  RiverSource Select Value Fund
    RiverSource Limited Duration Bond Fund                           RiverSource Small Cap Equity Fund
RIVERSOURCE CALIFORNIA TAX-EXEMPT TRUST                              RiverSource Small Cap Value Fund
    RiverSource California Tax-Exempt Fund                           RiverSource Value Fund
RIVERSOURCE DIMENSIONS SERIES, INC.                              RIVERSOURCE MARKET ADVANTAGE SERIES, INC.
    RiverSource Disciplined Small and Mid Cap Equity Fund            RiverSource Portfolio Builder Aggressive Fund
    RiverSource Disciplined Small Cap Value Fund                     RiverSource Portfolio Builder Conservative Fund
RIVERSOURCE DIVERSIFIED INCOME SERIES, INC.                          RiverSource Portfolio Builder Moderate Aggressive Fund
    RiverSource Diversified Bond Fund                                RiverSource Portfolio Builder Moderate Conservative Fund
RIVERSOURCE EQUITY SERIES, INC.                                      RiverSource Portfolio Builder Moderate Fund
    RiverSource Mid Cap Growth Fund                                  RiverSource Portfolio Builder Total Equity Fund
RIVERSOURCE GLOBAL SERIES, INC.                                      RiverSource S&P 500 Index Fund
    RiverSource Absolute Return Currency and Income Fund             RiverSource Small Company Index Fund
    RiverSource Emerging Markets Bond Fund                       RIVERSOURCE MONEY MARKET SERIES, INC.
    RiverSource Emerging Markets Fund                                RiverSource Cash Management Fund
    RiverSource Global Bond Fund                                 RIVERSOURCE RETIREMENT SERIES TRUST
    RiverSource Global Equity Fund                                   RiverSource Retirement PlusSM 2010 Fund
    RiverSource Global Technology Fund                               RiverSource Retirement Plus 2015 Fund
RIVERSOURCE GOVERNMENT INCOME SERIES, INC.                           RiverSource Retirement Plus 2020 Fund
    RiverSource Short Duration U.S. Government Fund                  RiverSource Retirement Plus 2025 Fund
    RiverSource U.S. Government Mortgage Fund                        RiverSource Retirement Plus 2030 Fund
RIVERSOURCE HIGH YIELD INCOME SERIES, INC.                           RiverSource Retirement Plus 2035 Fund
    RiverSource High Yield Bond Fund                                 RiverSource Retirement Plus 2040 Fund
RIVERSOURCE INCOME SERIES, INC.                                      RiverSource Retirement Plus 2045 Fund
    RiverSource Income Builder Basic Income Fund                 RIVERSOURCE SECTOR SERIES, INC.
    RiverSource Income Builder Enhanced Income Fund                  RiverSource Dividend Opportunity Fund
    RiverSource Income Builder Moderate Income Fund                  RiverSource Real Estate Fund
RIVERSOURCE INTERNATIONAL MANAGERS SERIES, INC.                  RIVERSOURCE SELECTED SERIES, INC.
    RiverSource International Aggressive Growth Fund                 RiverSource Precious Metals and Mining Fund
    RiverSource International Equity Fund                        RIVERSOURCE SPECIAL TAX-EXEMPT SERIES TRUST
    RiverSource International Select Value Fund                      RiverSource Massachusetts Tax-Exempt Fund
    RiverSource International Small Cap Fund                         RiverSource Michigan Tax-Exempt Fund
RIVERSOURCE INTERNATIONAL SERIES, INC.                               RiverSource Minnesota Tax-Exempt Fund
    RiverSource Disciplined International Equity Fund                RiverSource New York Tax-Exempt Fund
    RiverSource European Equity Fund                                 RiverSource Ohio Tax-Exempt Fund
    RiverSource International Opportunity Fund                   RIVERSOURCE STRATEGIC ALLOCATION SERIES, INC.
RIVERSOURCE INVESTMENT SERIES, INC.                                  RiverSource Strategic Allocation Fund
    RiverSource Balanced Fund                                    RIVERSOURCE STRATEGY SERIES, INC.
    RiverSource Diversified Equity Income Fund                       RiverSource Equity Value Fund
    RiverSource Mid Cap Value Fund                                   RiverSource Small Cap Advantage Fund
RIVERSOURCE LARGE CAP SERIES, INC.                                   RiverSource Small Cap Growth Fund
    RiverSource Disciplined Equity Fund                          RIVERSOURCE TAX-EXEMPT INCOME SERIES, INC.
    RiverSource Growth Fund                                          RiverSource Tax-Exempt High Income Fund
    RiverSource Large Cap Equity Fund                            RIVERSOURCE TAX-EXEMPT MONEY MARKET SERIES, INC.
    RiverSource Large Cap Value Fund                                 RiverSource Tax-Exempt Money Market Fund
                                                                 RIVERSOURCE TAX-EXEMPT SERIES, INC.
                                                                     RiverSource Intermediate Tax-Exempt Fund
                                                                     RiverSource Tax-Exempt Bond Fund

This is the Statement of Additional Information (SAI) for each of the funds listed on the previous page. This SAI is not a prospectus. It should be read together with the appropriate current fund prospectus, the date of which can be found in Table 1 of this SAI.

Each fund's financial statements for its most recent fiscal period are contained in the fund's Annual or Semiannual Report to shareholders. The Independent Registered Public Accounting Firm's Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities and any applicable Schedule of Affiliated Funds, contained in the Annual Report, are incorporated in this SAI by reference. No other portion of the Annual Report is incorporated by reference. For a free copy of a fund prospectus, annual or semiannual report, contact your financial institution or write to RiverSource Funds, 734 Ameriprise Financial Center, Minneapolis, MN 55474, call (888) 791-3380 or visit riversource.com/funds.

Each fund is governed by a Board of Directors/Trustees ("Board") that meets regularly to review a wide variety of matters affecting the funds. Detailed information about fund governance, the funds' investment manager, RiverSource Investments, LLC (the "investment manager" or "RiverSource Investments"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), and other aspects of fund management can be found by referencing the Table of Contents below.

TABLE OF CONTENTS

Fundamental and Nonfundamental Investment Policies.............................................................p. 6
Investment Strategies and Types of Investments ...............................................................p. 16
Information Regarding Risks and Investment Strategies ........................................................p. 18
Securities Transactions ......................................................................................p. 44
Brokerage Commissions Paid to Brokers Affiliated with the Investment Manager .................................p. 58
Valuing Fund Shares ..........................................................................................p. 62
Portfolio Holdings Disclosure ................................................................................p. 71
Proxy Voting .................................................................................................p. 73

Investing in a Fund ..........................................................................................p. 75
Selling Shares ...............................................................................................p. 80
Pay-out Plans ................................................................................................p. 81
Capital Loss Carryover........................................................................................p. 82
Taxes ........................................................................................................p. 86
Agreements....................................................................................................p. 90
Organizational Information ..................................................................................p. 159
Board Members and Officers ..................................................................................p. 163
Control Persons and Principal Holders of Securities..........................................................p. 176
Information Regarding Pending and Settled Legal Proceedings..................................................p. 190
Independent Registered Public Accounting Firm................................................................p. 191
Appendix A: Description of Ratings...........................................................................p. 192
Appendix B: State Risk Factors...............................................................................p. 198
Appendix C: Additional Information about the S&P 500 Index...................................................p. 199


Statement of Additional Information - March 30, 2007                    Page 2

LIST OF TABLES

1.       Fund Fiscal Year Ends, Prospectus Date and Investment Categories......................................p. 4
2.       Fundamental Policies..................................................................................p. 6
3.       Nonfundamental Policies..............................................................................p. 11
4.       Investment Strategies and Types of Investments.......................................................p. 16
5.       Total Brokerage Commissions..........................................................................p. 47
6.       Brokerage Directed for Research and Turnover Rates...................................................p. 49
7.       Securities of Regular Brokers or Dealers.............................................................p. 52
8.       Brokerage Commissions Paid to Investment Manager or Affiliates.......................................p. 59
9.       Valuing Fund Shares..................................................................................p. 62

10.      Class A Sales Charge.................................................................................p. 76
11.      Public Offering Price................................................................................p. 76
12.      Capital Loss Carryover...............................................................................p. 82
13.      Corporate Deduction and Qualified Dividend Income....................................................p. 87
14.      Investment Management Services Agreement Fee Schedule................................................p. 90
15.      Lipper Indexes.......................................................................................p. 98
16.      Performance Incentive Adjustment Calculation.........................................................p. 99
17.      Management Fees and Nonadvisory Expenses............................................................p. 100
18.      Subadvisers and Subadvisory Agreement Fee Schedules.................................................p. 104
19.      Subadvisory Fees....................................................................................p. 107
20.      Portfolio Managers..................................................................................p. 109
21.      Administrative Services Agreement Fee Schedule......................................................p. 148
22.      Administrative Fees.................................................................................p. 150
23.      Sales Charges Paid to Distributor...................................................................p. 153
24.      12b-1 Fees..........................................................................................p. 157
25.      Fund History Table for RiverSource Funds............................................................p. 160
26.      Board Members.......................................................................................p. 163
27.      Fund Officers.......................................................................................p. 164
28.      Committee Meetings..................................................................................p. 166
29.      Board Member Holdings - All Funds...................................................................p. 166
30.      Board Member Holdings - Individual Funds............................................................p. 167
31A.     Board Member Compensation - All Funds...............................................................p. 170
31B.     Supplemental Board Member Retirement Benefits - All Funds...........................................p. 170
32.      Board Member Compensation - Individual Funds........................................................p. 172
33.      Control Persons and Principal Holders of Securities.................................................p. 176


Statement of Additional Information - March 30, 2007                    Page 3

   TABLE 1. FUND FISCAL YEAR ENDS, PROSPECTUS DATE AND INVESTMENT CATEGORIES

--------------------------------------------------------------------------------------------------------------
                  FUND                     FISCAL YEAR END   PROSPECTUS DATE     FUND INVESTMENT CATEGORY*
--------------------------------------------------------------------------------------------------------------
Absolute Return Currency and Income       October 31        Dec. 29, 2006      Taxable fixed income
--------------------------------------------------------------------------------------------------------------
Aggressive Growth                         May 31            July 28, 2006      Equity
--------------------------------------------------------------------------------------------------------------
Balanced                                  September 30      Nov. 29, 2006      Balanced
--------------------------------------------------------------------------------------------------------------
California Tax-Exempt***                  August 31         Feb. 28, 2007      State tax-exempt fixed income
--------------------------------------------------------------------------------------------------------------
Cash Management                           July 31           Sept. 29, 2006     Taxable money market
--------------------------------------------------------------------------------------------------------------
Core Bond                                 July 31           Sept. 29, 2006     Taxable fixed income
--------------------------------------------------------------------------------------------------------------
Disciplined Equity                        July 31           Sept. 29, 2006     Equity
--------------------------------------------------------------------------------------------------------------
Disciplined International Equity          October 31        Dec. 29, 2006      Equity
--------------------------------------------------------------------------------------------------------------
Disciplined Small and Mid Cap Equity      July 31           Sept. 29, 2006     Equity
--------------------------------------------------------------------------------------------------------------
Disciplined Small Cap Value               July 31           Sept. 29, 2006     Equity
--------------------------------------------------------------------------------------------------------------
Diversified Bond                          August 31         Oct. 30, 2006      Taxable fixed income
--------------------------------------------------------------------------------------------------------------
Diversified Equity Income                 September 30      Nov. 29, 2006      Equity
--------------------------------------------------------------------------------------------------------------
Dividend Opportunity                      June 30           Aug. 29, 2006      Equity
--------------------------------------------------------------------------------------------------------------
Emerging Markets                          October 31        Dec. 29, 2006      Equity
--------------------------------------------------------------------------------------------------------------
Emerging Markets Bond                     October 31        Dec. 29, 2006      Taxable fixed income
--------------------------------------------------------------------------------------------------------------
Equity Value                              March 31          May 30, 2006       Equity
--------------------------------------------------------------------------------------------------------------
European Equity                           October 31        Dec. 29, 2006      Equity
--------------------------------------------------------------------------------------------------------------
Floating Rate                             July 31           Sept. 29, 2006     Taxable fixed income
--------------------------------------------------------------------------------------------------------------
Fundamental Growth                        May 31            July 28, 2006      Equity
--------------------------------------------------------------------------------------------------------------
Fundamental Value                         May 31            July 28, 2006      Equity
--------------------------------------------------------------------------------------------------------------
Global Bond                               October 31        Dec. 29, 2006      Taxable fixed income
--------------------------------------------------------------------------------------------------------------
Global Equity                             October 31        Dec. 29, 2006      Equity
--------------------------------------------------------------------------------------------------------------
Global Technology                         October 31        Dec. 29, 2006      Equity
--------------------------------------------------------------------------------------------------------------
Growth                                    July 31           Sept. 29, 2006     Equity
--------------------------------------------------------------------------------------------------------------
High Yield Bond                           May 31            July 28, 2006      Taxable fixed income
--------------------------------------------------------------------------------------------------------------
Income Builder Basic Income               May 31            July 28, 2006      Funds-of-funds - fixed income
--------------------------------------------------------------------------------------------------------------
Income Builder Enhanced Income            May 31            July 28, 2006      Funds-of-funds - fixed income
--------------------------------------------------------------------------------------------------------------
Income Builder Moderate Income            May 31            July 28, 2006      Funds-of-funds - fixed income
--------------------------------------------------------------------------------------------------------------
Income Opportunities                      July 31           Sept. 29, 2006     Taxable fixed income
--------------------------------------------------------------------------------------------------------------
Inflation Protected Securities            July 31           Sept. 29, 2006     Taxable fixed income
--------------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt                   November 30       Jan. 29, 2007      Tax-exempt fixed income
--------------------------------------------------------------------------------------------------------------
International Aggressive Growth           October 31        Dec. 29, 2006      Equity
--------------------------------------------------------------------------------------------------------------
International Equity                      October 31        Dec. 29, 2006      Equity
--------------------------------------------------------------------------------------------------------------
International Opportunity                 October 31        Dec. 29, 2006      Equity
--------------------------------------------------------------------------------------------------------------
International Select Value                October 31        Dec. 29, 2006      Equity
--------------------------------------------------------------------------------------------------------------
International Small Cap                   October 31        Dec. 29, 2006      Equity
--------------------------------------------------------------------------------------------------------------
Large Cap Equity                          July 31           Sept. 29, 2006     Equity
--------------------------------------------------------------------------------------------------------------
Large Cap Value                           July 31           Sept. 29, 2006     Equity
--------------------------------------------------------------------------------------------------------------
Limited Duration Bond                     July 31           Sept. 29, 2006     Taxable fixed income
--------------------------------------------------------------------------------------------------------------
Massachusetts Tax-Exempt***               August 31         Feb. 28, 2007      State tax-exempt fixed income
--------------------------------------------------------------------------------------------------------------
Michigan Tax-Exempt***                    August 31         Feb. 28, 2007      State tax-exempt fixed income
--------------------------------------------------------------------------------------------------------------
Mid Cap Growth                            November 30       Jan. 29, 2007      Equity
--------------------------------------------------------------------------------------------------------------
Mid Cap Value                             September 30      Nov. 29, 2006      Equity
--------------------------------------------------------------------------------------------------------------
Minnesota Tax-Exempt***                   August 31         Feb. 28, 2007      State tax-exempt fixed income
--------------------------------------------------------------------------------------------------------------



Statement of Additional Information - March 30, 2007                    Page 4

--------------------------------------------------------------------------------------------------------------
                  FUND                     FISCAL YEAR END   PROSPECTUS DATE     FUND INVESTMENT CATEGORY*
--------------------------------------------------------------------------------------------------------------
New York Tax-Exempt***                    August 31         Feb. 28, 2007      State tax-exempt fixed income
--------------------------------------------------------------------------------------------------------------
Ohio Tax-Exempt***                        August 31         Feb. 28, 2007      State tax-exempt fixed income
--------------------------------------------------------------------------------------------------------------

Portfolio Builder Aggressive              January 31        March 30, 2007     Funds-of-funds - equity
--------------------------------------------------------------------------------------------------------------
Portfolio Builder Conservative            January 31        March 30, 2007     Funds-of-funds - fixed income
--------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate                January 31        March 30, 2007     Funds-of-funds - equity
--------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Aggressive     January 31        March 30, 2007     Funds-of-funds - equity
--------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Conservative   January 31        March 30, 2007     Funds-of-funds - fixed income
--------------------------------------------------------------------------------------------------------------
Portfolio Builder Total Equity            January 31        March 30, 2007     Funds-of-funds - equity

--------------------------------------------------------------------------------------------------------------
Precious Metals and Mining                March 31          May 30, 2006       Equity
--------------------------------------------------------------------------------------------------------------
Real Estate                               June 30           Aug. 29, 2006      Equity
--------------------------------------------------------------------------------------------------------------
Retirement Plus 2010**                    April 30          April 26, 2006     Funds-of-funds - equity
--------------------------------------------------------------------------------------------------------------
Retirement Plus 2015**                    April 30          April 26, 2006     Funds-of-funds - equity
--------------------------------------------------------------------------------------------------------------
Retirement Plus 2020**                    April 30          April 26, 2006     Funds-of-funds - equity
--------------------------------------------------------------------------------------------------------------
Retirement Plus 2025**                    April 30          April 26, 2006     Funds-of-funds - equity
--------------------------------------------------------------------------------------------------------------
Retirement Plus 2030**                    April 30          April 26, 2006     Funds-of-funds - equity
--------------------------------------------------------------------------------------------------------------
Retirement Plus 2035**                    April 30          April 26, 2006     Funds-of-funds - equity
--------------------------------------------------------------------------------------------------------------
Retirement Plus 2040**                    April 30          April 26, 2006     Funds-of-funds - equity
--------------------------------------------------------------------------------------------------------------
Retirement Plus 2045**                    April 30          April 26, 2006     Funds-of-funds - equity
--------------------------------------------------------------------------------------------------------------

S&P 500 Index                             January 31        March 30, 2007     Equity

--------------------------------------------------------------------------------------------------------------
Select Value                              May 31            July 28, 2006      Equity
--------------------------------------------------------------------------------------------------------------
Short Duration U.S. Government            May 31            July 28, 2006      Taxable fixed income
--------------------------------------------------------------------------------------------------------------
Small Cap Advantage                       March 31          May 30, 2006       Equity
--------------------------------------------------------------------------------------------------------------
Small Cap Equity                          May 31            July 28, 2006      Equity
--------------------------------------------------------------------------------------------------------------
Small Cap Growth                          March 31          May 30, 2006       Equity
--------------------------------------------------------------------------------------------------------------
Small Cap Value                           May 31            July 28, 2006      Equity
--------------------------------------------------------------------------------------------------------------

Small Company Index                       January 31        March 30, 2007     Equity

--------------------------------------------------------------------------------------------------------------
Strategic Allocation                      September 30      Nov. 29, 2006      Balanced
--------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond                           November 30       Jan. 29, 2007      Tax-exempt fixed income
--------------------------------------------------------------------------------------------------------------
Tax-Exempt High Income                    November 30       Jan. 29, 2007      Tax-exempt fixed income
--------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market                   December 31       March 1, 2007      Tax-exempt money market
--------------------------------------------------------------------------------------------------------------
U.S. Government Mortgage                  May 31            July 28, 2006      Taxable fixed income
--------------------------------------------------------------------------------------------------------------
Value                                     May 31            July 28, 2006      Equity
--------------------------------------------------------------------------------------------------------------

 *    The taxable fixed income fund investment category includes Absolute
      Return Currency and Income Fund, which is an alternative investment strategy.

 ** As of the date of this SAI, the fund has not passed its first fiscal year end, and therefore has no reporting information.

***   The fund changed its fiscal period end in 2006 from June 30 to Aug. 31.
      For 2006, the information shown is for the period from July 1, 2005 through Aug. 31, 2006. For years prior to 2006, the fiscal period ended
      June 30.


FUNDS-OF-FUNDS

Funds-of-funds invest in a combination of underlying funds. These underlying funds have their own investment policies that may be more or less restrictive than the policies of the funds-of-funds. The policies of the underlying funds may permit funds-of-funds to engage in investment strategies indirectly that would otherwise be prohibited under the investment restrictions of the funds-of-funds.



Statement of Additional Information - March 30, 2007                    Page 5

FUNDAMENTAL AND NONFUNDAMENTAL INVESTMENT POLICIES

Fundamental investment policies adopted by a fund cannot be changed without the approval of a majority of the outstanding voting securities of the fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act). Nonfundamental investment policies may be changed by the Board at any time.

Notwithstanding any of a fund's other investment policies, each fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the fund for the purpose of having those assets managed as part of a combined pool.

FUNDAMENTAL POLICIES

Fundamental policies are policies that can be changed only with shareholder approval.

FOR EACH FUND: The fund will not:

      o Act as an underwriter (sell securities for others). However, under the securities laws, the fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

      o Lend securities or participate in an interfund lending program if the total of all such loans would exceed 33 1/3% of the fund's total assets except this fundamental investment policy shall not prohibit the fund from purchasing money market securities, loans, loan participation or other debt securities, or from entering into repurchase agreements. For funds-of-funds - equity, under current Board policy, the fund has no current intention to lend to a material extent.

      o Borrow money, except for temporary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) immediately after the borrowings. For funds-of-funds - equity, under current Board policy, the fund has no current intention to borrow to a material extent.

ADDITIONALLY FOR CASH MANAGEMENT THE FUND WILL NOT:

      o Buy on margin or sell short or deal in options to buy or sell securities.

      o Purchase common stocks, preferred stocks, warrants, other equity securities, corporate bonds or debentures, state bonds, municipal bonds, or industrial revenue bonds.

ADDITIONALLY FOR TAX-EXEMPT MONEY MARKET THE FUND WILL NOT:

      o     Buy on margin or sell short.

In addition to the policies described above and any fundamental policy described in the prospectus, the chart below shows fund-specific policies that may be changed only with shareholder approval. The chart indicates whether or not the fund has a policy on a particular topic. A shaded box indicates that the fund does not have a policy on a particular topic. The specific policy is stated in the paragraphs that follow the table.

                         TABLE 2. FUNDAMENTAL POLICIES

The fund will not:

----------------------------------------------------------------------------------------------------------------------------------
                           A             B              C               D                 E                 F               G
       FUND           BUY OR SELL   BUY OR SELL   ISSUE SENIOR    BUY MORE THAN   INVEST MORE THAN    CONCENTRATE IN   INVEST LESS
                      REAL ESTATE   COMMODITIES    SECURITIES   10% OF AN ISSUER   5% IN AN ISSUER   ANY ONE INDUSTRY    THAN 80%
----------------------------------------------------------------------------------------------------------------------------------
Absolute Return            A1          B1               C1                                                   F7
Currency and Income
----------------------------------------------------------------------------------------------------------------------------------
Aggressive Growth          A1          B1               C1             D1                 E1                 F1
----------------------------------------------------------------------------------------------------------------------------------
Balanced                   A1          B1                              D1                 E1                 F1
----------------------------------------------------------------------------------------------------------------------------------
California Tax-Exempt      A1          B1                                                                                    G1
----------------------------------------------------------------------------------------------------------------------------------
Cash Management            A3          A3                              D1                 E1
----------------------------------------------------------------------------------------------------------------------------------
Core Bond                  A1          B1               C1             D1                 E1                 F1
----------------------------------------------------------------------------------------------------------------------------------
Disciplined Equity         A1          B1               C1             D1                 E1                 F1
----------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - March 30, 2007                    Page 6

----------------------------------------------------------------------------------------------------------------------------------
                           A             B              C               D                 E                 F               G
       FUND           BUY OR SELL   BUY OR SELL   ISSUE SENIOR    BUY MORE THAN   INVEST MORE THAN    CONCENTRATE IN   INVEST LESS
                      REAL ESTATE   COMMODITIES    SECURITIES   10% OF AN ISSUER   5% IN AN ISSUER   ANY ONE INDUSTRY    THAN 80%
----------------------------------------------------------------------------------------------------------------------------------
Disciplined                A1          B4             C1               D1                 E1                 F1
International Equity
----------------------------------------------------------------------------------------------------------------------------------
Disciplined Small and      A1          B4             C1               D1                 E1                 F1
Mid Cap Equity
----------------------------------------------------------------------------------------------------------------------------------
Disciplined Small          A1          B4             C1               D1                 E1                 F1
Cap Value
----------------------------------------------------------------------------------------------------------------------------------
Diversified Bond           A1          B1                              D1                 E1                 F1
----------------------------------------------------------------------------------------------------------------------------------
Diversified Equity         A1          B1                              D1                 E1                 F1
Income
----------------------------------------------------------------------------------------------------------------------------------
Dividend Opportunity       A1          B1                              D1                 E1
----------------------------------------------------------------------------------------------------------------------------------
Emerging Markets           A1          B1             C1               D1                 E1                 F1
----------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Bond      A1          B4             C1                                                     F5
----------------------------------------------------------------------------------------------------------------------------------
Equity Value               A1          B1             C1               D1                 E1                 F1
----------------------------------------------------------------------------------------------------------------------------------
European Equity            A1          B1             C1                                                     F1
----------------------------------------------------------------------------------------------------------------------------------
Floating Rate              A1          B4             C1               D1                 E1                 F6
----------------------------------------------------------------------------------------------------------------------------------
Fundamental Growth         A1          B1             C1               D1                 E1                 F1
----------------------------------------------------------------------------------------------------------------------------------
Fundamental Value          A1          B3             C1               D1                 E1                 F1
----------------------------------------------------------------------------------------------------------------------------------
Global Bond                A1          B1             C1               D1                                    F1
----------------------------------------------------------------------------------------------------------------------------------
Global Equity              A1          B1             C1               D1                 E1                 F1
----------------------------------------------------------------------------------------------------------------------------------
Global Technology          A1          B1             C1
----------------------------------------------------------------------------------------------------------------------------------
Growth                     A1          B1                              D1                 E1                 F1
----------------------------------------------------------------------------------------------------------------------------------
High Yield Bond            A1          B1             C1               D1                 E1                 F1
----------------------------------------------------------------------------------------------------------------------------------
Income Builder             A1          B4             C1                                                     F2
Basic Income*
----------------------------------------------------------------------------------------------------------------------------------
Income Builder             A1          B4             C1                                                     F2
Enhanced Income*
----------------------------------------------------------------------------------------------------------------------------------
Income Builder             A1          B4             C1                                                     F2
Moderate Income*
----------------------------------------------------------------------------------------------------------------------------------
Income Opportunities       A1          B1             C1               D1                 E1                 F1
----------------------------------------------------------------------------------------------------------------------------------
Inflation Protected        A1          B1             C1                                                     F1
Securities
----------------------------------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt    A1          B1                              D1                 E1                                G3(i)
----------------------------------------------------------------------------------------------------------------------------------
International              A1          B3             C1               D1                 E1                 F1
Aggressive Growth
----------------------------------------------------------------------------------------------------------------------------------
International Equity       A1          B3             C1               D1                 E1                 F1
----------------------------------------------------------------------------------------------------------------------------------
International Opportunity  A1          B1             C1               D1                 E1                 F1
----------------------------------------------------------------------------------------------------------------------------------
International Select Value A1          B3             C1               D1                 E1                 F1
----------------------------------------------------------------------------------------------------------------------------------
International Small Cap    A1          B3             C1               D1                 E1                 F1
----------------------------------------------------------------------------------------------------------------------------------
Large Cap Equity           A1          B1             C1               D1                 E1                 F1
----------------------------------------------------------------------------------------------------------------------------------
Large Cap Value            A1          B3             C1               D1                 E1                 F1
----------------------------------------------------------------------------------------------------------------------------------
Limited Duration Bond      A1          B1             C1               D1                 E1                 F1
----------------------------------------------------------------------------------------------------------------------------------
Massachusetts Tax-Exempt   A1          B1                                                                                    G1
----------------------------------------------------------------------------------------------------------------------------------
Michigan Tax-Exempt        A1          B1                                                                                    G1
----------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth             A1          B1                              D1                 E1                 F1
----------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value              A1          B1             C1               D1                 E1                 F1
----------------------------------------------------------------------------------------------------------------------------------
Minnesota Tax-Exempt       A1          B1                                                                                    G1
----------------------------------------------------------------------------------------------------------------------------------
New York Tax-Exempt        A1          B1                                                                                    G1
----------------------------------------------------------------------------------------------------------------------------------
Ohio Tax-Exempt            A1          B1                                                                                    G1
----------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - March 30, 2007                    Page 7

----------------------------------------------------------------------------------------------------------------------------------
                           A             B              C               D                 E                 F               G
       FUND           BUY OR SELL   BUY OR SELL   ISSUE SENIOR    BUY MORE THAN   INVEST MORE THAN    CONCENTRATE IN   INVEST LESS
                      REAL ESTATE   COMMODITIES    SECURITIES   10% OF AN ISSUER   5% IN AN ISSUER   ANY ONE INDUSTRY    THAN 80%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder          A1          B1             C1                                                     F2
Aggressive*
----------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder          A1          B1             C1                                                     F2
Conservative*
----------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder          A1          B1             C1                                                     F2
Moderate*
----------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder          A1          B1             C1                                                     F2
Moderate Aggressive*
----------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder          A1          B1             C1                                                     F2
Moderate Conservative*
----------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder          A1          B1             C1                                                     F2
Total Equity*
----------------------------------------------------------------------------------------------------------------------------------
Precious Metals and        A1        B1(ii)           C1                                                     F3
Mining
----------------------------------------------------------------------------------------------------------------------------------
Real Estate                A1          B1             C1
----------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2010*      A1          B4             C1                                                     F2
----------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2015*      A1          B4             C1                                                     F2
----------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2020*      A1          B4             C1                                                     F2
----------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2025*      A1          B4             C1                                                     F2
----------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2030*      A1          B4             C1                                                     F2
----------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2035*      A1          B4             C1                                                     F2
----------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2040*      A1          B4             C1                                                     F2
----------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2045*      A1          B4             C1                                                     F2
----------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index              A1          B1             C1                                                     F4
----------------------------------------------------------------------------------------------------------------------------------
Select Value               A1          B3             C1               D1                 E1                 F1
----------------------------------------------------------------------------------------------------------------------------------
Short Duration             A1          B1             C1               D1                 E1                 F1
U.S. Government
----------------------------------------------------------------------------------------------------------------------------------
Small Cap Advantage        A1          B1             C1               D1                 E1                 F1
----------------------------------------------------------------------------------------------------------------------------------
Small Cap Equity           A1          B3             C1               D1                 E1                 F1
----------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth           A1          B1             C1               D1                 E1                 F1
----------------------------------------------------------------------------------------------------------------------------------
Small Cap Value            A1          B3             C1                                                     F1
----------------------------------------------------------------------------------------------------------------------------------
Small Company Index        A1          B1                              D1                 E1                 F1
----------------------------------------------------------------------------------------------------------------------------------
Strategic Allocation       A1          B1             C1               D1                 E1                 F1
----------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond            A1          B1                              D1                 E1                               G3(iii)
----------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt High Income     A1          B1                              D1                 E1                                 G2
----------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market    A2          B2                              D1                 E1                                 G3
----------------------------------------------------------------------------------------------------------------------------------
U.S. Government Mortgage   A1          B1             C1               D1                 E1                 F1
----------------------------------------------------------------------------------------------------------------------------------
Value                      A1          B3             C1               D1                 E1                 F1
----------------------------------------------------------------------------------------------------------------------------------

   * The fund invests in a combination of underlying funds. These underlying funds have adopted their own investment policies that may be more or less restrictive than those of the fund. The policies of the underlying funds may permit a fund to engage in investment strategies indirectly that would otherwise be prohibited under the fund's investment restrictions.

  (i) For purposes of this policy, the fund will not include any investments subject to the alternative minimum tax.

 (ii) Additionally, the fund may purchase gold, silver, or other precious metals, strategic metals or other metals occurring naturally with such metals.

(iii) The fund does not intend to purchase bonds or other debt securities the interest from which is subject to the alternative minimum tax.



Statement of Additional Information - March 30, 2007                    Page 8

A. BUY OR SELL REAL ESTATE

      A1 - The fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

      A2 - The fund will not invest in real estate, but the fund can invest in municipal bonds and notes secured by real estate or interest therein. For purposes of this policy, real estate includes real estate limited partnerships.

      A3 - The fund will not buy or sell real estate, commodities or commodity contracts. For purposes of this policy, real estate includes real estate limited partnerships.

B. BUY OR SELL PHYSICAL COMMODITIES

      B1 - The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

      B2 -  The fund will not invest in commodities or commodity contracts.

      B3 - The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options, futures contracts and foreign currency or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

      B4 - The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options, futures contracts and foreign currency or from entering into forward currency contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

C. ISSUE SENIOR SECURITIES

      C1 - The fund will not issue senior securities, except as permitted under the 1940 Act.

D. BUY MORE THAN 10% OF AN ISSUER

      D1 - The fund will not purchase more than 10% of the outstanding voting securities of an issuer, except that up to 25% of the fund's assets may be invested without regard to this 10% limitation. For tax-exempt funds, for purposes of this policy, the terms of a municipal security determine the issuer.

E. INVEST MORE THAN 5% IN AN ISSUER

      E1 - The fund will not invest more than 5% of its total assets in securities of any company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or other investment companies, and except that up to 25% of the fund's total assets may be invested without regard to this 5% limitation. For tax-exempt funds, for purposes of this policy, the terms of a municipal security determine the issuer.

F. CONCENTRATE

      F1 - The fund will not concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means that up to 25% of the fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

      F2 - The fund will not concentrate in any one industry. According to the present interpretation by the SEC, this means that up to 25% of the fund's total assets, based on current market value at time of purchase, can be invested in any one industry. The fund itself does not intend to concentrate, however the aggregation of holdings of the underlying funds may result in the fund indirectly investing more than 25% of its assets in a particular industry. The fund does not control the investments of the underlying funds and any indirect concentration will occur only as a result of the fund following its investment objectives by investing in the underlying funds.

      F3 - The fund will not invest less than 25% of its total assets in the precious metals industry, based on current market value at the time of purchase, unless market conditions temporarily require a defensive investment strategy.



Statement of Additional Information - March 30, 2007                    Page 9

      F4 - The fund will not concentrate in any one industry unless that industry represents more than 25% of the index tracked by the fund. For all other industries, in accordance with the current interpretation by the SEC, this means that up to 25% of the fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

      F5 - While the fund may invest 25% or more of its total assets in the securities of foreign governmental and corporate entities located in the same country, it will not invest 25% or more of its total assets in any single foreign governmental issuer.

      F6 - The fund will not concentrate in any one industry. According to the present interpretation by the SEC, this means that up to 25% of the fund's total assets, based on current market value at time of purchase, can be invested in any one industry. For purposes of this restriction, loans will be considered investments in the industry of the underlying borrower, rather than that of the seller of the loan.

      F7 - Concentrate in any one industry, provided however, that this restriction shall not apply to securities or obligations issued or guaranteed by the U.S. Government, banks or bank holding companies or finance companies. For all other industries, this means that up to 25% of the fund's total assets, based on current market value at the time of purchase, can be invested in any one industry.

G. INVEST LESS THAN 80%

      G1 - The fund will not under normal market conditions, invest less than 80% of its net assets in municipal obligations that are generally exempt from federal income tax as well as respective state and local income tax.

      G2 - The fund will not under normal market conditions, invest less than 80% of its net assets in bonds and notes issued by or on behalf of state and local governmental units whose interest, in the opinion of counsel for the issuer, is exempt from federal income tax and is not subject to the alternative minimum tax.

      G3 - The fund will not under normal market conditions, invest less than 80% of its net assets in bonds and other debt securities issued by or on behalf of state or local governmental units whose interest, in the opinion of counsel for the issuer, is exempt from federal income tax.



Statement of Additional Information - March 30, 2007                   Page 10

NONFUNDAMENTAL POLICIES

Nonfundamental policies are policies that can be changed by the Board without shareholder approval. The chart below shows nonfundamental policies that are in addition to those described in the prospectus. The chart indicates whether or not the fund has a policy on a particular topic. The specific policy is stated in the paragraphs that follow the table.

                       TABLE 3. NONFUNDAMENTAL POLICIES

  The following are guidelines that may be changed by the Board at any time:

--------------------------------------------------------------------------------------------------------------------------
                             A            B              C             D             E               F               G
       FUND               DEPOSIT      ILLIQUID       MARGIN,        MONEY       INVESTING
                            ON       SECURITIES;      SELLING        MARKET      TO CONTROL       FOREIGN          DEBT
                          FUTURES      BULLION         SHORT       SECURITIES    OR MANAGE      SECURITIES      SECURITIES
--------------------------------------------------------------------------------------------------------------------------
Absolute Return             A1            B2                                          E1
Currency and Income
--------------------------------------------------------------------------------------------------------------------------
Aggressive Growth           A1            B2            C6             D1             E1           F1-15%           G9
--------------------------------------------------------------------------------------------------------------------------
Balanced                    A1            B2            C3             D1             E1           F1-25%
--------------------------------------------------------------------------------------------------------------------------
California Tax-Exempt       A1            B4            C5                                                          G16
--------------------------------------------------------------------------------------------------------------------------
Cash Management                           B1            See                                                         G15
                                                      Table 2
--------------------------------------------------------------------------------------------------------------------------
Core Bond                   A1            B2            C3             D1             E1           F1-15%
--------------------------------------------------------------------------------------------------------------------------
Disciplined Equity          A1            B2            C6             D1             E1           F1-20%           G6
--------------------------------------------------------------------------------------------------------------------------
Disciplined                 A1            B2            C8             D1             E1           F1-100%
International Equity
--------------------------------------------------------------------------------------------------------------------------
Disciplined Small           A1            B2            C8             D1             E1           F1-20%           G6
and Mid Cap Equity
--------------------------------------------------------------------------------------------------------------------------
Disciplined Small           A1            B2            C1             D1             E1           F1-20%           G6
Cap Value
--------------------------------------------------------------------------------------------------------------------------
Diversified Bond            A1            B2            C6             D1             E1           F1-15%
--------------------------------------------------------------------------------------------------------------------------
Diversified                 A1            B2            C3             D1             E1           F1-25%           G11
Equity Income
--------------------------------------------------------------------------------------------------------------------------
Dividend Opportunity        A1            B2            C3             D1             E1           F1-25%           G4
--------------------------------------------------------------------------------------------------------------------------
Emerging Markets            A1            B2            C1             D1             E1           F1-100%        G1, G7
--------------------------------------------------------------------------------------------------------------------------
Emerging                    A1            B2            C1             D1             E1           F1-100%
Markets Bond
--------------------------------------------------------------------------------------------------------------------------
Equity Value                A1            B2            C3             D1             E1           F1-25%        G12, G14
--------------------------------------------------------------------------------------------------------------------------
European Equity             A1            B2            C6                                         F1-100%
--------------------------------------------------------------------------------------------------------------------------
Floating Rate               A1            B2            C1             D1             E1           F1-20%
--------------------------------------------------------------------------------------------------------------------------
Fundamental Growth          A1            B2            C6             D1             E1           F1-15%           G7
--------------------------------------------------------------------------------------------------------------------------
Fundamental Value           A1            B2            C1             D1
--------------------------------------------------------------------------------------------------------------------------
Global Bond                 A1            B2            C1             D1             E1           F1-100%          G14
--------------------------------------------------------------------------------------------------------------------------
Global Equity               A1            B2            C1             D1             E1           F1-100%        G1, G6
--------------------------------------------------------------------------------------------------------------------------
Global Technology           A1            B2            C1             D1             E1           F1-100%        G1, G6
--------------------------------------------------------------------------------------------------------------------------
Growth                      A1            B2            C6             D1             E1           F1-25%           G4
--------------------------------------------------------------------------------------------------------------------------
High Yield Bond             A1            B2            C5             D1             E1           F1-25%
--------------------------------------------------------------------------------------------------------------------------
Income Builder              A1            B2            C1             D1             E1
Basic Income*
--------------------------------------------------------------------------------------------------------------------------
Income Builder              A1            B2            C1             D1             E1
Enhanced Income*
--------------------------------------------------------------------------------------------------------------------------
Income Builder              A1            B2            C1             D1             E1
Moderate Income*
--------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                   H                I              J                 K
       FUND                                                      INVEST
                               TAX-EXEMPT        EQUITY          WHILE
                               SECURITIES      SECURITIES      BORROWING      DIVERSIFICATION
---------------------------------------------------------------------------------------------
Absolute Return                                                    J1
Currency and Income
---------------------------------------------------------------------------------------------
Aggressive Growth
---------------------------------------------------------------------------------------------
Balanced
---------------------------------------------------------------------------------------------
California Tax-Exempt          H1, H4, H6
---------------------------------------------------------------------------------------------
Cash Management

---------------------------------------------------------------------------------------------
Core Bond
---------------------------------------------------------------------------------------------
Disciplined Equity
---------------------------------------------------------------------------------------------
Disciplined                                                        J1
International Equity
---------------------------------------------------------------------------------------------
Disciplined Small                                                  J1
and Mid Cap Equity
---------------------------------------------------------------------------------------------
Disciplined Small                                                  J1
Cap Value
---------------------------------------------------------------------------------------------
Diversified Bond
---------------------------------------------------------------------------------------------
Diversified
Equity Income
---------------------------------------------------------------------------------------------
Dividend Opportunity
---------------------------------------------------------------------------------------------
Emerging Markets
---------------------------------------------------------------------------------------------
Emerging                                                           J1
Markets Bond
---------------------------------------------------------------------------------------------
Equity Value
---------------------------------------------------------------------------------------------
European Equity                                                                     K1
---------------------------------------------------------------------------------------------
Floating Rate                                                      J1
---------------------------------------------------------------------------------------------
Fundamental Growth
---------------------------------------------------------------------------------------------
Fundamental Value                                                  J1
---------------------------------------------------------------------------------------------
Global Bond
---------------------------------------------------------------------------------------------
Global Equity
---------------------------------------------------------------------------------------------
Global Technology
---------------------------------------------------------------------------------------------
Growth
---------------------------------------------------------------------------------------------
High Yield Bond                                     I1
---------------------------------------------------------------------------------------------
Income Builder                                                     J1
Basic Income*
---------------------------------------------------------------------------------------------
Income Builder
Enhanced Income*                                                   J1
---------------------------------------------------------------------------------------------
Income Builder                                                     J1
Moderate Income*
---------------------------------------------------------------------------------------------



Statement of Additional Information - March 30, 2007                   Page 11

----------------------------------------------------------------------------------------------------------------------------
                             A            B              C             D             E               F               G
       FUND               DEPOSIT      ILLIQUID       MARGIN,        MONEY       INVESTING
                            ON       SECURITIES;      SELLING        MARKET      TO CONTROL       FOREIGN          DEBT
                          FUTURES      BULLION         SHORT       SECURITIES    OR MANAGE      SECURITIES      SECURITIES
----------------------------------------------------------------------------------------------------------------------------
Income Opportunities        A1            B2            C3             D1             E1           F1-25%
----------------------------------------------------------------------------------------------------------------------------
Inflation Protected         A1            B2            C3                                         F1-15%
Securities
----------------------------------------------------------------------------------------------------------------------------
Intermediate                A1            B4            C2                                                          G10
Tax-Exempt
----------------------------------------------------------------------------------------------------------------------------
International               A1            B2            C1             D1                          F1-100%
Aggressive Growth
----------------------------------------------------------------------------------------------------------------------------
International Equity        A1            B2            C1             D1                          F1-100%
----------------------------------------------------------------------------------------------------------------------------
International               A1            B2            C1             D1             E1           F3-100%
Opportunity
----------------------------------------------------------------------------------------------------------------------------
International               A1            B2            C1             D1                          F1-100%
Select Value
----------------------------------------------------------------------------------------------------------------------------
International               A1            B2            C1             D1                          F1-100%
Small Cap
----------------------------------------------------------------------------------------------------------------------------
Large Cap Equity            A1            B2            C6             D1             E1           F1-20%           G6
----------------------------------------------------------------------------------------------------------------------------
Large Cap Value             A1            B2            C1             D1             E1           F1-20%           G7
----------------------------------------------------------------------------------------------------------------------------
Limited                     A1            B2            C3             D1             E1           F1-15%
Duration Bond
----------------------------------------------------------------------------------------------------------------------------
Massachusetts               A1            B4            C5                                                          G16
Tax-Exempt
----------------------------------------------------------------------------------------------------------------------------
Michigan Tax-Exempt         A1            B4            C5                                                          G16
----------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth              A1            B2            C1             D1             E1           F1-15%           G5
----------------------------------------------------------------------------------------------------------------------------
Mid Cap Value               A1            B2            C3             D1             E1           F1-25%           G8
----------------------------------------------------------------------------------------------------------------------------
Minnesota                   A1            B4            C5                                                          G16
Tax-Exempt
----------------------------------------------------------------------------------------------------------------------------
New York                    A1            B4            C5                                                          G16
Tax-Exempt
----------------------------------------------------------------------------------------------------------------------------
Ohio Tax-Exempt             A1            B4            C5                                                          G16
----------------------------------------------------------------------------------------------------------------------------
Portfolio Builder           A1            B2            C6
Aggressive*
----------------------------------------------------------------------------------------------------------------------------
Portfolio Builder           A1            B2            C6
Conservative*
----------------------------------------------------------------------------------------------------------------------------
Portfolio Builder           A1            B2            C6
Moderate *
----------------------------------------------------------------------------------------------------------------------------
Portfolio Builder           A1            B2            C6
Moderate Aggressive*
----------------------------------------------------------------------------------------------------------------------------
Portfolio Builder           A1            B2            C6
Moderate
Conservative*
----------------------------------------------------------------------------------------------------------------------------
Portfolio Builder           A1            B2            C6
Total Equity*
----------------------------------------------------------------------------------------------------------------------------
Precious Metals             A1          B2, B3          C6             D1             E1             F2         G6(i),
and Mining                                                                                                      G17
----------------------------------------------------------------------------------------------------------------------------
Real Estate                 A1            B2            C6                                         F1-10%
----------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2010*       A1            B2            C8             D1             E1
----------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2015*       A1            B2            C8             D1             E1
----------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2020*       A1            B2            C8             D1             E1
----------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2025*       A1            B2            C8             D1             E1
----------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2030*       A1            B2            C8             D1             E1
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                  H                I              J                 K
       FUND                                                     INVEST
                              TAX-EXEMPT        EQUITY          WHILE
                              SECURITIES      SECURITIES      BORROWING      DIVERSIFICATION
--------------------------------------------------------------------------------------------
Income Opportunities
--------------------------------------------------------------------------------------------
Inflation Protected
Securities
--------------------------------------------------------------------------------------------
Intermediate                H2, H3, H5, H6         I2
Tax-Exempt
--------------------------------------------------------------------------------------------
International
Aggressive Growth
--------------------------------------------------------------------------------------------
International Equity
--------------------------------------------------------------------------------------------
International
Opportunity
--------------------------------------------------------------------------------------------
International                                                     J1
Select Value
--------------------------------------------------------------------------------------------
International
Small Cap
--------------------------------------------------------------------------------------------
Large Cap Equity
--------------------------------------------------------------------------------------------
Large Cap Value
--------------------------------------------------------------------------------------------
Limited
Duration Bond
--------------------------------------------------------------------------------------------
Massachusetts                 H1, H4, H6
Tax-Exempt
--------------------------------------------------------------------------------------------
Michigan Tax-Exempt           H1, H4, H6
--------------------------------------------------------------------------------------------
Mid Cap Growth
--------------------------------------------------------------------------------------------
Mid Cap Value
--------------------------------------------------------------------------------------------
Minnesota                     H1, H4, H6
Tax-Exempt
--------------------------------------------------------------------------------------------
New York                      H1, H4, H6
Tax-Exempt
--------------------------------------------------------------------------------------------
Ohio Tax-Exempt               H1, H4, H6
--------------------------------------------------------------------------------------------
Portfolio Builder
Aggressive*
--------------------------------------------------------------------------------------------
Portfolio Builder
Conservative*
--------------------------------------------------------------------------------------------
Portfolio Builder
Moderate *
--------------------------------------------------------------------------------------------
Portfolio Builder
Moderate Aggressive*
--------------------------------------------------------------------------------------------
Portfolio Builder
Moderate
Conservative*
--------------------------------------------------------------------------------------------
Portfolio Builder
Total Equity*
--------------------------------------------------------------------------------------------
Precious Metals
and Mining
--------------------------------------------------------------------------------------------
Real Estate
--------------------------------------------------------------------------------------------
Retirement Plus 2010*                                             J1
--------------------------------------------------------------------------------------------
Retirement Plus 2015*                                             J1
--------------------------------------------------------------------------------------------
Retirement Plus 2020*                                             J1
--------------------------------------------------------------------------------------------
Retirement Plus 2025*                                             J1
--------------------------------------------------------------------------------------------
Retirement Plus 2030*                                             J1
--------------------------------------------------------------------------------------------



Statement of Additional Information - March 30, 2007                   Page 12

---------------------------------------------------------------------------------------------------------------------------
                             A            B              C             D             E               F               G
       FUND               DEPOSIT      ILLIQUID       MARGIN,        MONEY       INVESTING
                            ON       SECURITIES;      SELLING        MARKET      TO CONTROL       FOREIGN          DEBT
                          FUTURES      BULLION         SHORT       SECURITIES    OR MANAGE      SECURITIES      SECURITIES
---------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2035*       A1            B2            C8             D1             E1
---------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2040*       A1            B2            C8             D1             E1
---------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2045*       A1            B2            C8             D1             E1
---------------------------------------------------------------------------------------------------------------------------
S&P 500 Index               A1            B2            C3
---------------------------------------------------------------------------------------------------------------------------
Select Value                A1            B2            C1             D1                          F1-20%           G3
---------------------------------------------------------------------------------------------------------------------------
Short Duration              A1            B2            C7             D1             E1
U.S. Government
---------------------------------------------------------------------------------------------------------------------------
Small Cap Advantage         A1            B2            C1             D1
---------------------------------------------------------------------------------------------------------------------------
Small Cap Equity            A2            B2            C1             D1                          F1-20%
---------------------------------------------------------------------------------------------------------------------------
Small Cap Growth            A1            B2            C1             D1
---------------------------------------------------------------------------------------------------------------------------
Small Cap Value             A1            B2            C1             D1
---------------------------------------------------------------------------------------------------------------------------
Small Company Index         A1            B2            C4             D1             E1
---------------------------------------------------------------------------------------------------------------------------
Strategic Allocation        A1            B2            C3                            E1           F1-50%         G2, G9
---------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond             A1            B4            C2                                                          G18
---------------------------------------------------------------------------------------------------------------------------
Tax-Exempt                  A1            B4            C2
High Income
---------------------------------------------------------------------------------------------------------------------------
Tax-Exempt                              B1(ii)
Money Market
---------------------------------------------------------------------------------------------------------------------------
U.S. Government             A1            B2            C7             D1             E1
Mortgage
---------------------------------------------------------------------------------------------------------------------------
Value                       A1            B2            C1             D1                          F1-25%           G13
---------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                    H                I              J                 K
       FUND                                                       INVEST
                                TAX-EXEMPT        EQUITY          WHILE
                                SECURITIES      SECURITIES      BORROWING      DIVERSIFICATION
----------------------------------------------------------------------------------------------
Retirement Plus 2035*                                               J1
----------------------------------------------------------------------------------------------
Retirement Plus 2040*                                               J1
----------------------------------------------------------------------------------------------
Retirement Plus 2045*                                               J1
----------------------------------------------------------------------------------------------
S&P 500 Index                                                                        K1
----------------------------------------------------------------------------------------------
Select Value
----------------------------------------------------------------------------------------------
Short Duration
U.S. Government
----------------------------------------------------------------------------------------------
Small Cap Advantage
----------------------------------------------------------------------------------------------
Small Cap Equity                                                    J1
----------------------------------------------------------------------------------------------
Small Cap Growth
----------------------------------------------------------------------------------------------
Small Cap Value                                                     J1               K1
----------------------------------------------------------------------------------------------
Small Company Index
----------------------------------------------------------------------------------------------
Strategic Allocation
----------------------------------------------------------------------------------------------
Tax-Exempt Bond                     H2               I2
----------------------------------------------------------------------------------------------
Tax-Exempt                        H2, H3
High Income
----------------------------------------------------------------------------------------------
Tax-Exempt
Money Market
----------------------------------------------------------------------------------------------
U.S. Government
Mortgage
----------------------------------------------------------------------------------------------
Value                                                               J1
----------------------------------------------------------------------------------------------

  * The fund invests in a combination of underlying funds. These underlying funds have adopted their own investment policies that may be more or less restrictive than those of the fund. The policies of the underlying funds may permit a fund to engage in investment strategies indirectly that would otherwise be prohibited under the fund's investment restrictions.

 (i) Securities that are subsequently downgraded in quality may continue to be held and will be sold only when the investment manager believes it is advantageous to do so.

(ii) In determining the liquidity of municipal lease obligations, the investment manager, under guidelines established by the Board, will consider the essential nature of the leased property, the likelihood that the municipality will continue appropriating funding for the leased property, and other relevant factors related to the general credit quality of the municipality and the marketability of the municipal lease obligation.


A. DEPOSIT ON FUTURES/PREMIUMS ON OPTIONS

      A1 - No more than 5% of the fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

      A2 - No more than 5% of the fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures other than for bona fide hedging purposes (within the meaning of the rules of the Commodities Futures Trading Commission).

B. ILLIQUID SECURITIES

      B1 - No more than 10% of the fund's net assets will be held in securities and other instruments that are illiquid.

      B2 - The fund will not invest more than 10% of its net assets in securities that are illiquid whether or not registration or the filing of a notification under the Securities Act of 1933 or the taking of similar action under other securities laws relating to the sale of securities is required. A risk of any such investment is that it might not be able to be easily liquidated. For the purpose of this policy, repurchase agreements with maturities greater than seven days and non-negotiable fixed time deposits will be treated as illiquid securities.

      B3 - The fund may invest up to 10% of its total assets in gold and silver bullion, other precious metals, strategic metals and other metals occurring naturally with such metals and securities convertible into metals. The fund will invest only in metals and securities convertible into metals that are readily marketable.



Statement of Additional Information - March 30, 2007                   Page 13

      B4 - The fund will not invest more than 10% of its net assets in securities that are illiquid whether or not registration or the filing of a notification under the Securities Act of 1933 or the taking of similar action under other securities laws relating to the sale of securities is required. A risk of any such investment is that it might not be able to be easily liquidated. For the purpose of this policy, repurchase agreements with maturities greater than seven days and non-negotiable fixed time deposits will be treated as illiquid securities. In determining the liquidity of municipal lease obligations, the investment manager, under guidelines established by the Board, will consider the essential nature of the leased property, the likelihood that the municipality will continue appropriating funding for the leased property, and other relevant factors related to the general credit quality of the municipality and the marketability of the municipal lease obligation.

C. MARGIN/SELLING SHORT

      C1 - The fund will not buy on margin or sell securities short, except the fund may make margin payments in connection with transactions in derivative instruments.

      C2 - The fund will not buy on margin or sell short, except that the fund may use derivative instruments.

      C3 - The fund will not buy on margin or sell securities short, except the fund may make margin payments in connection with transactions in futures contracts.

      C4 - The fund will not buy on margin or sell short, except the fund may make margin payments in connection with transactions in options, futures contracts and other financial instruments.

      C5 - The fund will not buy on margin or sell short, except the fund may enter into interest rate futures contracts.

      C6 - The fund will not buy on margin or sell securities short, except the fund may make margin payments in connection with transactions in stock index futures contracts.

      C7 - The fund will not buy on margin, except the fund may make margin payments in connection with interest rate futures contracts.

      C8 - The fund will not buy on margin or sell short, except in connection with derivative instruments.

D. MONEY MARKET SECURITIES

      D1 - Ordinarily, less than 25% of the fund's total assets are invested in money market instruments.

E. INVESTING TO CONTROL OR MANAGE

      E1 -  The fund will not invest in a company to control or manage it.

F. FOREIGN SECURITIES

      F1 - The fund may invest its total assets, up to the amount shown, in foreign investments.

      F2 - Under normal market conditions, the fund intends to invest at least 50% of its total assets in foreign investments.

      F3 - The fund may invest its total assets, up to the amount shown, in foreign investments. Investments in U.S. issuers generally will constitute less than 20% of the fund's total assets.

G. DEBT SECURITIES

      G1 -  The fund may invest up to 20% of its net assets in bonds.

      G2 - The fund may invest up to 30% of its total assets in short-term debt securities rated in the top two grades or the equivalent.

      G3 - The fund normally will purchase only investment grade convertible debt securities with a rating of, or equivalent to, at least BBB by S&P or, in the case of unrated securities, judged by the subadviser to be of comparable quality. The fund may invest in more speculative convertible debt securities, provided that such securities have a rating of, or equivalent to, at least an S&P rating of B and provided also that the total investment in such securities remains below 15% of the fund's assets.

      G4 - The fund may not purchase debt securities rated below investment grade.

      G5 - The fund only invests in bonds given the four highest ratings by Moody's or by S&P or in bonds of comparable quality in the judgment of the investment manager.

      G6 - The fund will not invest more than 5% of its net assets in bonds below investment grade.



Statement of Additional Information - March 30, 2007                   Page 14

      G7 - The fund may invest up to 10% of its net assets in bonds rated below investment grade.

      G8 - No more than 10% of the fund's net assets may be invested in bonds below investment grade unless the bonds are convertible securities.

      G9 - No more than 15% of the fund's total assets will be invested in below investment-grade debt securities.

      G10 - The fund may invest 20% of its net assets in bonds rated or considered below investment grade (less than BBB/Baa).

      G11 - No more than 20% of the fund's net assets may be invested in bonds below investment grade unless the bonds are convertible securities.

      G12 - The fund will not invest more than 5% of its net assets in bonds rated BB or B, or in unrated bonds of equivalent quality.

      G13 - No more than 10% of the fund's assets will be held in debt securities rated BB/Ba or lower.

      G14 - The fund may not invest in debt securities rated lower than B
            (or in unrated bonds of comparable quality).

      G15 - The fund may invest in commercial paper rated in the highest rating category by at least two nationally recognized statistical rating organizations (or by one, if only one rating is assigned) and in unrated paper determined by the Board to be of comparable quality. The fund also may invest up to 5% of its total assets in commercial paper receiving the second highest rating or in unrated paper determined to be of comparable quality.

      G16 - No more than 10% of the fund's net assets will be held in inverse floaters.

      G17 - In the event economic, political or financial conditions adverse to gold or metals industries or the metals themselves occur, the fund temporarily may invest over 75% of its total assets in U.S. government securities or investment-grade short-term obligations (denominated either in foreign currencies or U.S. dollars).

      G18 - At least 75% of the fund's investments in bonds and other debt securities must be rated in the top four grades by Moody's, S&P, or Fitch Investors Services, Inc. or be of comparable rating given by other independent rating agencies. Up to 25% of the fund's remaining investments may be in unrated bonds and other debt securities that, in the investment manager's opinion, are of investment grade quality. All industrial revenue bonds must be rated.

H. TAX-EXEMPT SECURITIES

      H1 - If, in the opinion of the investment manager, appropriate tax-exempt securities are not available, the fund may invest up to 20% of its net assets, or more on a temporary defensive basis, in taxable investments.

      H2 - Short-term tax-exempt debt securities rated in the top two grades or the equivalent are used to meet daily cash needs and at various times to hold assets until better investment opportunities arise. Under extraordinary conditions, where, in the opinion of the investment manager, appropriate short-term tax-exempt securities are not available, the fund may invest up to 20% of its net assets in certain taxable investments for temporary defensive purposes.

      H3 - The fund may invest more than 25% of its total assets in industrial revenue bonds, but it does not intend to invest more than 25% of its total assets in industrial revenue bonds issued for companies in the same industry or state.

      H4 - The fund may invest more than 25% of its total assets in a particular segment of the municipal securities market or in industrial revenue bonds, but does not intend to invest more than 25% of its total assets in industrial revenue bonds issued for companies in the same industry.

      H5 - The fund may invest more than 25% of its total assets in a particular segment of the municipal securities market or in securities relating to a particular state. Such markets may include electric revenue bonds, hospital bonds, housing bonds, industrial bonds, airport bonds, or in securities the interest on which is paid from revenues of a similar type of project.

      H6 - A portion of the fund's assets may be invested in bonds whose interest is subject to the alternative minimum tax computation. As long as the staff of the SEC maintains its current position that a fund calling itself a "tax-exempt" fund may not invest more than 20% of its net assets in these bonds, the fund will limit its investments in these bonds to 20% of its net assets.



Statement of Additional Information - March 30, 2007                   Page 15

I. EQUITY SECURITIES

      I1 - The fund may invest up to 10% of its total assets in common stocks, preferred stocks that do not pay dividends and warrants to purchase common stocks.

      I2 - The fund will not invest in voting securities or securities of investment companies.

J. INVEST WHILE BORROWING

      J1 - The fund will not make additional investments while any borrowing remains outstanding.

K. DIVERSIFICATION

      K1 - The fund will not purchase more than 10% of the outstanding voting securities of an issuer, except that up to 25% of the fund's assets may be invested without regard to this 10% limitation.

            The fund will not invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, or other registered investment companies and except up to 25% of the fund's total assets may be invested without regard to this 5% limitation.

INVESTMENT STRATEGIES AND TYPES OF INVESTMENTS

This table shows many of the various investment strategies and investments that many funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager or subadviser (individually and collectively, the "investment manager") may make on behalf of a fund. For a description of principal risks for an individual fund, please see the applicable prospectus for that fund. Notwithstanding a fund's ability to utilize these strategies and techniques, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to attempt to hedge against certain types of risk, these practices are left to the investment manager's sole discretion.

INVESTMENT STRATEGIES AND TYPES OF INVESTMENTS: A black circle indicates that the investment strategy or type of investment generally is authorized for a category of funds. Exceptions are noted in the footnotes to the table. See Table 1 for fund categories.

            TABLE 4. INVESTMENT STRATEGIES AND TYPES OF INVESTMENTS

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                                                                                                                           STATE
                                                            FUNDS-OF-FUNDS -   TAXABLE  TAXABLE  TAX-EXEMPT  TAX-EXEMPT  TAX-EXEMPT
                                                               EQUITY AND       FIXED     MONEY    MONEY       FIXED       FIXED
           INVESTMENT STRATEGY             BALANCED  EQUITY   FIXED INCOME      INCOME   MARKET    MARKET     INCOME       INCOME
-----------------------------------------------------------------------------------------------------------------------------------
Agency and government securities               o       o            o             o        o         o          o               o
-----------------------------------------------------------------------------------------------------------------------------------
Borrowing                                      o       o            o             o        o                    o               o
-----------------------------------------------------------------------------------------------------------------------------------
Cash/money market instruments                  o       o            o             o        o         o          o               o
-----------------------------------------------------------------------------------------------------------------------------------
Collateralized bond obligations                o      o A                         o                             o               o
-----------------------------------------------------------------------------------------------------------------------------------
Commercial paper                               o       o            o             o        o         o          o               o
-----------------------------------------------------------------------------------------------------------------------------------
Common stock                                   o       o                         o B
-----------------------------------------------------------------------------------------------------------------------------------
Convertible securities                         o       o                         o C                            o               o
-----------------------------------------------------------------------------------------------------------------------------------
Corporate bonds                                o       o                          o        o                    o               o
-----------------------------------------------------------------------------------------------------------------------------------
Debt obligations                               o       o                          o        o         o          o               o
-----------------------------------------------------------------------------------------------------------------------------------
Depositary receipts                            o       o                         o D
-----------------------------------------------------------------------------------------------------------------------------------
Derivative instruments                         o       o            o             o                             o               o
(including options and futures)
-----------------------------------------------------------------------------------------------------------------------------------
Exchange-traded funds                          o       o                          o                             o               o
-----------------------------------------------------------------------------------------------------------------------------------
Floating rate loans                            o                                  o
-----------------------------------------------------------------------------------------------------------------------------------
Foreign currency transactions                  o       o                         o E                           o E
-----------------------------------------------------------------------------------------------------------------------------------
Foreign securities                             o       o                         o F       o                    o               o
-----------------------------------------------------------------------------------------------------------------------------------
Funding agreements                             o       o            o             o        o         o          o               o
-----------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - March 30, 2007                   Page 16

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                                                                                                                           STATE
                                                            FUNDS-OF-FUNDS -   TAXABLE  TAXABLE  TAX-EXEMPT  TAX-EXEMPT  TAX-EXEMPT
                                                               EQUITY AND       FIXED     MONEY    MONEY       FIXED       FIXED
           INVESTMENT STRATEGY             BALANCED  EQUITY   FIXED INCOME      INCOME   MARKET    MARKET     INCOME       INCOME
-----------------------------------------------------------------------------------------------------------------------------------

High yield debt securities (junk bonds)        o      o G                        o G                           o G              o
-----------------------------------------------------------------------------------------------------------------------------------
Illiquid and restricted securities             o       o            o             o        o         o          o               o
-----------------------------------------------------------------------------------------------------------------------------------
Indexed securities                             o       o                          o                             o               o
-----------------------------------------------------------------------------------------------------------------------------------
Inflation protected securities                 o       o                          o                             o               o
-----------------------------------------------------------------------------------------------------------------------------------
Inverse floaters                               o       H                          o                             o               o
-----------------------------------------------------------------------------------------------------------------------------------
Investment companies                           o       o            o             o        o
-----------------------------------------------------------------------------------------------------------------------------------
Lending of portfolio securities                o       o            o             o        o         o          o               o
-----------------------------------------------------------------------------------------------------------------------------------
Loan participations                            o       o                          o                             o               o
-----------------------------------------------------------------------------------------------------------------------------------
Mortgage- and asset-backed securities          o      o I                         o        o         o          o               o
-----------------------------------------------------------------------------------------------------------------------------------
Mortgage dollar rolls                          o       J                          o                             o               o
-----------------------------------------------------------------------------------------------------------------------------------
Municipal obligations                          o       o                          o                  o          o               o
-----------------------------------------------------------------------------------------------------------------------------------
Preferred stock                                o       o                         o K                           o K              o
-----------------------------------------------------------------------------------------------------------------------------------
Real estate investment trusts                  o       o                          o                             o               o
-----------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements                          o       o                          o        o         o          o               o
-----------------------------------------------------------------------------------------------------------------------------------
Reverse repurchase agreements                  o       o                          o        o                    o               o
-----------------------------------------------------------------------------------------------------------------------------------
Short sales                                            L                          L
-----------------------------------------------------------------------------------------------------------------------------------
Sovereign debt                                 o      o M                         o        o                    o               o
-----------------------------------------------------------------------------------------------------------------------------------
Structured investments                         o       o                          o                             o               o
-----------------------------------------------------------------------------------------------------------------------------------
Swap agreements                               o N     o N                        o N                            o N            o N
-----------------------------------------------------------------------------------------------------------------------------------
Variable- or floating-rate securities          o       o            o             o        o         o          o               o
-----------------------------------------------------------------------------------------------------------------------------------
Warrants                                       o       o                          o                             o               o
-----------------------------------------------------------------------------------------------------------------------------------
When-issued securities and                     o       o                          o                             o               o
forward commitments
-----------------------------------------------------------------------------------------------------------------------------------
Zero-coupon, step-coupon and                   o       o                          o                             o               o
pay-in-kind securities
-----------------------------------------------------------------------------------------------------------------------------------


A. The following funds are not authorized to invest in collateralized bond obligations: International Aggressive Growth, International Equity,
      International Select Value, International Small Cap, Select Value, Small
      Cap Equity, Small Cap Growth, Small Cap Value, and Small Cap Advantage.

B.    The following funds are not authorized to invest in common stock: Short
      Duration U.S. Government, U.S. Government Mortgage.

C. The following funds are not authorized to invest in convertible securities: Short Duration U.S. Government, U.S. Government Mortgage.

D.    The following funds are not authorized to invest in depositary receipts:
      Short Duration U.S. Government, U.S. Government Mortgage.

E. The following funds are not authorized to engage in foreign currency transactions: Short Duration U.S. Government, U.S. Government Mortgage.

F.    The following funds are not authorized to invest in foreign securities:
      U.S. Government Mortgage.

G. The following funds may hold securities that are downgraded to junk bond status, if the bonds were rated investment grade at the time of purchase: Core Bond, Dividend Opportunity, Mid Cap Growth, Growth,
      Inflation Protected Securities, Limited Duration, International
      Aggressive Growth, International Equity, International Select Value,
      International Small Cap, Small Cap Growth, Real Estate, S&P 500 Index,
      Small Cap Advantage, Small Company Index, Tax-Exempt Bond, European
      Equity, International Opportunity, Short Duration U.S. Government, U.S.
      Government Mortgage.

H.    The following funds are authorized to invest in inverse floaters: Real
      Estate.

I. The following funds are not authorized to invest in mortgage-and asset-backed securities: Small Cap Growth, Value, S&P 500 Index, Small
      Cap Advantage, Small Company Index.

J.    The following funds are authorized to invest in mortgage dollar rolls:
      Real Estate.

K.    The following funds are not authorized to invest in preferred stock:
      Tax-Exempt High Income, Intermediate Tax-Exempt, Tax-Exempt Bond, Short
      Duration U.S. Government, U.S. Government Mortgage.

L.    The following funds are authorized to engage in short sales: S&P 500
      Index, Short Duration U.S. Government, U.S. Government Mortgage.

M.    The following funds are not authorized to invest in sovereign debt:
      Select Value, Small Cap Equity, Small Cap Growth, Small Cap Value, Small
      Cap Advantage.

N. Equity funds are authorized to invest in total return equity swap agreements. Tax-exempt and state tax-exempt fixed income funds are authorized to invest in interest rate swap agreements. Taxable fixed income and balanced funds are authorized to invest in interest rate swap agreements and Commercial Mortgage-Backed Security (CMBS) total return swap agreements.



Statement of Additional Information - March 30, 2007                   Page 17

INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

RISKS

The following is a summary of common risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). A mutual fund's risk profile is largely defined by the fund's primary securities and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk may be associated with a fund at any time (for a description of principal risks for an individual fund, please see that fund's prospectus):

ACTIVE MANAGEMENT RISK. For a fund that is actively managed, its performance will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the fund's investment objective. Due to its active management, a fund could underperform other mutual funds with similar investment objectives.

AFFILIATED FUND RISK. For funds-of-funds, the risk that the investment manager may have potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, the investment manager is a fiduciary to the funds and is legally obligated to act in their best interests when selecting underlying funds, without taking fees into consideration.

ALLOCATION RISK. For funds-of-funds, the risk that the investment manager's evaluations regarding asset classes or underlying funds may be incorrect. There is no guarantee that the underlying funds will achieve their investment objectives. There is also a risk that the selected underlying funds' performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative underlying funds that could have been selected to represent the asset class.

CREDIT RISK. Credit risk is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a bond or a note. If the fund purchases unrated securities, or if the rating of a security is reduced after purchase, the fund will depend on the investment manager's analysis of credit risk more heavily than usual.

CONFIDENTIAL INFORMATION ACCESS RISK. For funds investing in floating rate loans, the investment manager normally will seek to avoid the receipt of material, non-public information (Confidential Information) about the issuers of floating rate loans being considered for acquisition by the fund, or held in the fund. In many instances, issuers of floating rate loans offer to furnish Confidential Information to prospective purchases or holders of the issuer's floating rate loans to help potential investors assess the value of the loan. The investment manager's decision not to receive Confidential Information from these issuers may disadvantage the fund as compared to other floating rate loan investors, and may adversely affect the price the fund pays for the loans it purchases, or the price at which the fund sells the loans. Further, in situations when holders of floating rate loans are asked, for example, to grant consents, waivers or amendments, the investment manager's ability to assess the desirability of such consents, waivers or amendments may be compromised. For these and other reasons, it is possible that the investment manager's decision under normal circumstances not to receive Confidential Information could adversely affect the fund's performance.

COUNTERPARTY RISK. Counterparty risk is the risk that a counterparty to a financial instrument entered into by the fund or held by a special purpose or structured vehicle becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The fund may obtain only limited recovery or may obtain no recovery in such circumstances. The fund will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality by the investment manager.


Statement of Additional Information - March 30, 2007                   Page 18

DERIVATIVES RISK. Derivatives are financial instruments where value depends upon, or is derived from, the value of something else, such as underlying investments, pools of investments, options, futures, indexes or currencies. Just as with securities in which the fund invests directly, derivatives are subject to a number of risks, including market, liquidity, interest rate and credit risk. In addition, gains or losses involving derivatives may be substantial, because a relatively small price movement in the underlying security, currency or index may result in a substantial gain or loss for the fund. The fund will suffer a loss in connection with the use of derivative instruments if prices do not move in the direction anticipated by the fund's portfolio managers when entering into the derivative instrument.

DIVERSIFICATION RISK. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the fund's performance, the fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

For funds-of-funds, although most of the underlying funds are diversified funds, because the fund invests in a limited number of underlying funds, it is considered a non-diversified fund.

FOREIGN/EMERGING MARKETS RISK. The following are all components of foreign/emerging markets risk:

Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rates between local currency and the U.S. dollar. Whenever the fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social, and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

GEOGRAPHIC CONCENTRATION RISK. The fund may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic region in which the fund focuses its investments. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the fund may be more volatile than a more geographically diversified fund.

For state-specific funds. Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, each fund will be particularly affected by political and economic conditions and developments in the state in which it invests. This vulnerability to factors affecting the state's tax-exempt investments will be significantly greater than that of a more geographically diversified fund, which may result in greater losses and volatility. See Appendix B for details. The value of municipal securities owned by a fund also may be adversely affected by future changes in federal or state income tax laws.

In addition, because of the relatively small number of issuers of tax-exempt securities, the fund may invest a higher percentage of its assets in a single issuer and, therefore, be more exposed to the risk of loss by investing in a few issuers than a fund that invests more broadly. At times, the fund and other accounts managed by the investment manager may own all or most of the debt of a particular issuer. This concentration of ownership may make it more difficult to sell, or to determine the fair value of, these investments.



Statement of Additional Information - March 30, 2007                   Page 19

HIGHLY LEVERAGED TRANSACTIONS RISK. Certain corporate loans and corporate debt securities involve refinancings, recapitalizations, mergers and acquisitions, and other financings for general corporate purposes. These investments also may include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as "debtor-in-possession" financings), provided that such senior obligations are determined by the fund's investment manager upon its credit analysis to be a suitable investment by the fund. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include but are not limited to: management's taking over control of a company (leveraged buy-out); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

IMPAIRMENT OF COLLATERAL RISK. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the borrower's obligations or difficult to liquidate. In addition, the fund's access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate loans may not be fully collateralized and may decline in value.

INDEXING RISK. For funds that are managed to an index, the fund's performance will rise and fall as the performance of the index rises and falls.

INFLATION PROTECTED SECURITIES RISK. Inflation-protected debt securities tend to react to change in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the fund may have no income at all. Income earned by a shareholder depends on the amount of principal invested and that principal will not grow with inflation unless the investor reinvests the portion of fund distributions that comes from inflation adjustments.

INTEREST RATE RISK. The securities in the portfolio are subject to the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates.

ISSUER RISK. An issuer, or the value of its stocks or bonds, may perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

LIQUIDITY RISK. The risk associated from a lack of marketability of securities which may make it difficult or impossible to sell at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

PREPAYMENT AND EXTENSION RISK. The risk that a bond or other security might be called, or otherwise converted, prepaid, or redeemed, before maturity. This risk is primarily associated with asset-backed securities, including mortgage backed securities. If a security is converted, prepaid, or redeemed, before maturity, particularly during a time of declining interest rates, the portfolio managers may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the fund. Conversely, as interest rates rise, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates because the Fund's investments are locked in at a lower rate for a longer period of time.



Statement of Additional Information - March 30, 2007                   Page 20

QUANTITATIVE MODEL RISK. Securities selected using quantitative methods may perform differently from the market as a whole as a result of the factors used in the quantitative method, the weight placed on each factor, and changes in the factors' historical trends. The quantitative methodology employed by the investment manager has been extensively tested using historical securities market data, but has only recently begun to be used to manage open-end mutual funds. There can be no assurance that the methodology will enable the fund to achieve its objective.

REINVESTMENT RISK. The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

SECTOR RISK. Investments that are concentrated in a particular issuer, geographic region, or sector will be more susceptible to changes in price. The more a fund diversifies, the more it spreads risk and potentially reduces the risks of loss and volatility.

SMALL AND MID-SIZED COMPANY RISK. Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, experience, and competitive strengths of larger companies. Additionally, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.

TAX RISK. As a regulated investment company, a fund must derive at least 90% of its gross income for each taxable year from sources treated as "qualifying income" under the Internal Revenue Code of 1986, as amended. The Fund currently intends to take positions in forward currency contracts with notional value up to the Fund's total net assets. Although foreign currency gains currently constitute "qualifying income" the Treasury Department has the authority to issue regulations excluding from the definition of "qualifying incomes" a fund's foreign currency gains not "directly related" to its "principal business" of investing in stocks or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the Fund's foreign currency-denominated positions as not "qualifying income" and there is a remote possibility that such regulations might be applied retroactively, in which case, the Fund might not qualify as a regulated investment company for one or more years. In the event the Treasury Department issues such regulations, the Fund's Board of Directors may authorize a significant change in investment strategy or Fund liquidation.

TRACKING ERROR RISK. For funds that are managed to an index, the fund may not track the index perfectly because differences between the index and the fund's portfolio can cause differences in performance. The investment manager purchases securities and other instruments in an attempt to replicate the performance of the index. However, the tools that the investment manager uses to replicate the index are not perfect and the fund's performance is affected by factors such as the size of the fund's portfolio, transaction costs, management fees and expenses, brokerage commissions and fees, the extent and timing of cash flows in and out of the fund and changes in the index.

In addition, the returns from a specific type of security (for example, mid-cap stocks) may trail returns from other asset classes or the overall market. Each type of security will go through cycles of doing better or worse than stocks or bonds in general. These periods may last for several years.

UNDERLYING FUND SELECTION RISK. For funds-of-funds, the risk that the selected underlying funds' performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative underlying funds that could have been selected to represent the investment category.



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INVESTMENT STRATEGIES

The following information supplements the discussion of each fund's investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes strategies that many mutual funds use and types of securities that they purchase. Please refer to the table titled Investment Strategies and Types of Investments to see which are applicable to various categories of funds.

AGENCY AND GOVERNMENT SECURITIES

The U.S. government and its agencies issue many different types of securities. U.S. Treasury bonds, notes, and bills and securities, including mortgage pass through certificates of the Government National Mortgage Association (GNMA), are guaranteed by the U.S. government.

Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises but are not guaranteed by the U.S. government. This may increase the credit risk associated with these investments. Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance Corporation, Federal Home Loan Bank, Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), Student Loan Marketing Association (SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. Agency and government securities are subject to the same concerns as other debt obligations. (See also Debt Obligations and Mortgage- and Asset-Backed Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include:
Inflation Risk, Interest Rate Risk, Prepayment and Extension Risk, and Reinvestment Risk.

BORROWING

A fund may borrow money for temporary purposes or to engage in transactions permissible under the 1940 Act that may be considered a borrowing (such as derivative instruments). Borrowings are subject to costs (in addition to any interest that may be paid) and typically reduce a fund's total return. Except as noted in the nonfundamental policies, however, a fund may not buy securities on margin.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Inflation Risk.

CASH/MONEY MARKET INSTRUMENTS

Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S.
bank) at the date of investment. A fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject a fund to certain costs and expenses. See Appendix A for a discussion of securities ratings.

A fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk and Inflation Risk.



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COLLATERALIZED BOND OBLIGATIONS

Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of bonds, which may include junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into "tiers." Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments -- money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, may earn certain of the tiers investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield Debt Securities (Junk Bonds).)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Credit Risk, Interest Rate Risk and Prepayment and Extension Risk.

COMMERCIAL PAPER

Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk and Liquidity Risk.

COMMON STOCK

Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Issuer Risk, Market Risk, and Small and Mid-Sized Company Risk.

CONVERTIBLE SECURITIES

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common, preferred or other securities of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.



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The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Interest Rate Risk, Issuer Risk, Market Risk, Prepayment and Extension Risk, and Reinvestment Risk.

CORPORATE BONDS

Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government agency or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield Debt Securities (Junk Bonds).) Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as "debentures." See Appendix A for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Credit Risk, Interest Rate Risk, Issuer Risk, Prepayment and Extension Risk, and Reinvestment Risk.

DEBT OBLIGATIONS

Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a fixed, variable or floating rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield Debt Securities (Junk Bonds).)



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Generally, debt obligations that are investment grade are those that have been rated in one of the top four credit quality categories by two out of the three independent rating agencies. In the event that a debt obligation has been rated by only two agencies, the most conservative, or lower, rating must be in one of the top four credit quality categories in order for the security to be considered investment grade. If only one agency has rated the debt obligation, that rating must be in one of the top four credit quality categories for the security to be considered investment grade. See Appendix A for a discussion of securities ratings.

All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by a fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating agency or its rating system, a fund will attempt to use comparable ratings as standards for selecting investments.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Credit Risk, Interest Rate Risk, Issuer Risk, Prepayment and Extension Risk, and Reinvestment Risk.

DEPOSITARY RECEIPTS

Some foreign securities are traded in the form of American Depositary Receipts
(ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, and Market Risk.

DERIVATIVE INSTRUMENTS

Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable percentage gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as "futures contracts." Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.



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Options. An option is a contract. A person who buys a call option for a
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security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If a fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, Chicago Board Options Exchange, or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

Futures Contracts. A futures contract is a sales contract between a buyer
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(holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indexes (such as the S&P 500 Index), foreign currencies and other financial instruments and indexes.

A fund may engage in futures and related options transactions to produce incremental earnings, to hedge existing positions, and to increase flexibility. The fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a "commodity pool operator." The fund, therefore, is not subject to registration or regulation as a pool operator, meaning that the fund may invest in futures contracts without registering with the CFTC.



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Options on Futures Contracts. Options on futures contracts give the holder a
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right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor's obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

Options on Stock Indexes. Options on stock indexes are securities traded on
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national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level.

Tax and Accounting Treatment. As permitted under federal income tax laws and
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to the extent a fund is allowed to invest in futures contracts, a fund would intend to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If a fund is using short futures contracts for hedging purposes, the fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities.

Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, a fund would either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (a fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

Other Risks of Derivatives. The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager's ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.


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Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Another risk is caused by the legal unenforcibility of a party's obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products. (See also Foreign Currency Transactions.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Derivatives Risk and Liquidity Risk.

EXCHANGE-TRADED FUNDS

Exchange-traded funds (ETFs) represent shares of ownership in mutual funds, unit investment trusts or depositary receipts. ETFs hold portfolios of securities that are designed to replicate, as closely as possible before expenses, the price and yield of a specified market index. The performance results of ETFs will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by ETFs. ETF shares are sold and redeemed at net asset value only in large blocks called creation units and redemption units, respectively. ETF shares also may be purchased and sold in secondary market trading on national securities exchanges, which allows investors to purchase and sell ETF shares at their market price throughout the day.

Although one or more of the other risks described in this SAI may apply, investments in ETFs involve the same risks associated with a direct investment in the types of securities included in the indices the ETFs are designed to replicate, including Market Risk. Shares of an ETF may trade at a market price that is less than their net asset value and an active trading market in such shares may not develop or continue. Finally, there can be no assurance that the portfolio of securities purchased by an ETF to replicate a particular index will replicate such index.

FLOATING RATE LOANS


Most floating rate loans are acquired directly from the agent bank or from another holder of the loan by assignment. Most such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are typically made by a syndicate of banks and institutional investors, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan. Floating rate loans may include delayed draw term loans and prefunded or synthetic letters of credit.


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A fund's ability to receive payments of principal and interest and other amounts in connection with loans held by it will depend primarily on the financial condition of the borrower. The failure by the fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund's net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or purchasing an assignment in a loan. In selecting the loans in which the fund will invest, however, the investment manager will not rely on that credit analysis of the agent bank, but will perform its own investment analysis of the borrowers. The investment manager's analysis may include consideration of the borrower's financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. The majority of loans the fund will invest in will be rated by one or more of the nationally recognized rating agencies. Investments in loans may be of any quality, including "distressed" loans, and will be subject to the fund's credit quality policy.

Loans may be structured in different forms, including assignments and participations. In an assignment, a fund purchases an assignment of a portion of a lender's interest in a loan. In this case, the fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank's rights in the loan.

The borrower of a loan may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan.

Corporate loans in which a fund may purchase a loan assignment are made generally to finance internal growth, mergers, acquisitions, recapitalizations, stock repurchases, leveraged buy-outs, dividend payments to sponsors and other corporate activities. Under current market conditions, most of the corporate loans purchased by the fund will represent loans made to highly leveraged corporate borrowers. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. The fund may hold investments in loans for a very short period of time when opportunities to resell the investments that the investment manager believes are attractive arise.

Certain of the loans acquired by a fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan assignment. To the extent that the fund is committed to make additional loans under such an assignment, it will at all times designate cash or securities in an amount sufficient to meet such commitments.

Notwithstanding its intention in certain situations to not receive material, non-public information with respect to its management of investments in floating rate loans, the investment manager may from time to time come into possession of material, non-public information about the issuers of loans that may be held in a fund's portfolio. Possession of such information may in some instances occur despite the investment manager's efforts to avoid such possession, but in other instances the investment manager may choose to receive such information (for example, in connection with participation in a creditors' committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, the investment manager's ability to trade in these loans for the account of the fund could potentially be limited by its possession of such information. Such limitations on the investment manager's ability to trade could have an adverse effect on the fund by, for example, preventing the fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.



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In some instances, other accounts managed by the investment manager may hold other securities issued by borrowers whose floating rate loans may be held in a fund's portfolio. These other securities may include, for example, debt securities that are subordinate to the floating rate loans held in the fund's portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer's floating rate loans. In such cases, the investment manager may owe conflicting fiduciary duties to the fund and other client accounts. The investment manager will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if the investment manager's client accounts collectively held only a single category of the issuer's securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with floating rate loans include: Credit Risk and Prepayment and Extension Risk.

FOREIGN CURRENCY TRANSACTIONS

Investments in foreign countries usually involve currencies of foreign countries. In addition, a fund may hold cash and cash equivalent investments in foreign currencies. As a result, the value of a fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, a fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing a fund's NAV (Net Asset Value) to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.

Spot Rates and Derivative Instruments. A fund may conduct its foreign currency
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exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts). (See also Derivative Instruments.) These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, a fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

A fund may enter into forward contracts for a variety of reasons, but primarily it will enter into such contracts for risk management (hedging) or for investment purposes.

A fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When a fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment, usually in U.S. dollars, although it could desire to lock in the price of the security in another currency. By entering into a forward contract, a fund would be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

A fund may enter into forward contracts when management of the fund believes the currency of a particular foreign country may decline in value relative to another currency. When selling currencies forward in this fashion, a fund may seek to hedge the value of foreign securities it holds against an adverse move in exchange rates. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. Unless specifically permitted, a fund would not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate it to deliver an amount of foreign currency in excess of the value of its securities or other assets denominated in that currency.



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This method of protecting the value of the fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

A fund may also enter into forward contracts when its management believes the currency of a particular country will increase in value relative to another currency. A fund may buy currencies forward to gain exposure to a currency without incurring the additional costs of purchasing securities denominated in that currency.

Absolute Return Currency and Income Fund is designed to invest in a combination of forward currency contracts and U.S. dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. For example, the combination of U.S. dollar-denominated instruments with long forward currency exchange contracts creates a position economically equivalent to a position in the foreign currency, in anticipation of an increase in the value of the foreign currency against the U.S. dollar. Conversely, the combination of U.S. dollar-denominated instruments with short forward currency exchange contracts is economically equivalent to borrowing the foreign currency for delivery at a specified date in the future, in anticipation of a decrease in the value of the foreign currency against the U.S. dollar. Unanticipated changes in the currency exchange results could result in poorer performance for funds that enter into these types of transactions.

A fund may designate cash or securities in an amount equal to the value of the fund's total assets committed to consummating forward contracts entered into under the circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the fund's commitments on such contracts.

At maturity of a forward contract, a fund may either deliver (if a contract to sell) or take delivery of (if a contract to buy) the foreign currency or terminate its contractual obligation by entering into an offsetting contract with the same currency trader, the same maturity date, and covering the same amount of foreign currency.

If a fund engages in an offsetting transaction, it would incur a gain or loss to the extent there has been movement in forward contract prices. If a fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to buy or sell the foreign currency.

Although a fund values its assets each business day in terms of U.S. dollars, it may not intend to convert its foreign currencies into U.S. dollars on a daily basis. It would do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer.

For Absolute Return Currency and Income Fund, it is possible, under certain circumstances, including entering into forward currency contracts for investment purposes, that the fund may have to limit or restructure its forward contract currency transactions to qualify as a "regulated investment company" under the Internal Revenue Code.

Options on Foreign Currencies. A fund may buy put and call options and write
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covered call and cash-secured put options on foreign currencies for hedging purposes and to gain exposure to foreign currencies. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, a fund may buy put options on the foreign currency. If the value of the currency does decline, a fund would have the right to sell the currency for a fixed amount in dollars and would offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

Conversely, where a change in the dollar value of a currency would increase the cost of securities a fund plans to buy, or where a fund would benefit from increased exposure to the currency, a fund may buy call options on the foreign currency. The purchase of the options could offset, at least partially, the changes in exchange rates.



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As in the case of other types of options, however, the benefit to a fund derived from purchases of foreign currency options would be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.

A fund may write options on foreign currencies for the same types of purposes. For example, when a fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option would most likely not be exercised and the diminution in value of securities would be fully or partially offset by the amount of the premium received.

Similarly, instead of purchasing a call option when a foreign currency is expected to appreciate, a fund could write a put option on the relevant currency. If rates move in the manner projected, the put option would expire unexercised and allow the fund to hedge increased cost up to the amount of the premium.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if a fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.



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Foreign Currency Futures and Related Options. A fund may enter into currency futures contracts to buy or sell currencies. It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. A fund may use currency futures for the same purposes as currency forward contracts, subject to CFTC limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a fund against price decline if the issuer's creditworthiness deteriorates. Because the value of a fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of a fund's investments denominated in that currency over time.

A fund will hold securities or other options or futures positions whose values are expected to offset its obligations. The fund would not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. (See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include:
Derivatives Risk, Interest Rate Risk, and Liquidity Risk.

FOREIGN SECURITIES

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities.

Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.



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The introduction of a single currency, the euro, on Jan. 1, 1999 for participating European nations in the Economic and Monetary Union (EU) presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after Jan. 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom and Denmark into the euro and the admission of other non-EU countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk and Issuer Risk.

FUNDING AGREEMENTS

A fund may invest in funding agreements issued by domestic insurance companies. Funding agreements are short-term, privately placed, debt obligations of insurance companies that offer a fixed- or floating-rate of interest. These investments are not readily marketable and therefore are considered to be illiquid securities. (See also Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with funding agreements include: Credit Risk and Liquidity Risk.

HIGH-YIELD DEBT SECURITIES (JUNK BONDS)

High yield (high-risk) debt securities are sometimes referred to as junk bonds. They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

See Appendix A for a discussion of securities ratings. (See also Debt Obligations.)

All fixed rate interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than a default by issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.



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An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Legislation may be adopted from time to time designed to limit the use of certain lower quality and comparable unrated securities by certain issuers.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield debt securities include: Credit Risk, Interest Rate Risk, and Prepayment and Extension Risk.

ILLIQUID AND RESTRICTED SECURITIES

Illiquid securities are securities that are not readily marketable. These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments. To the extent a fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for the securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for a fund to sell the investment promptly and at an acceptable price.

In determining the liquidity of all securities and derivatives, such as Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the U.S. government or its agencies and instrumentalities the investment manager, under guidelines established by the Board, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include:
Liquidity Risk.

INDEXED SECURITIES

The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk and Market Risk.


INFLATION PROTECTED SECURITIES Inflation is a general rise in prices of goods and services. Inflation erodes the purchasing power of an investor's assets. For example, if an investment provides a total return of 7% in a given year and inflation is 3% during that period, the inflation-adjusted, or real, return is 4%. Inflation-protected securities are debt securities whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. One type of inflation-protected debt security is issued by the U.S. Treasury. The principal of these securities is adjusted for inflation as indicated by the Consumer Price Index for Urban Consumers (CPI) and interest is paid on the adjusted amount. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.



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If the CPI falls, the principal value of inflation-protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Conversely, if the CPI rises, the principal value of inflation-protected securities will be adjusted upward, and consequently the interest payable on these securities will be increased. Repayment of the original bond principal upon maturity is guaranteed in the case of U.S. Treasury inflation-protected securities, even during a period of deflation. However, the current market value of the inflation-protected securities is not guaranteed and will fluctuate. Other inflation-indexed securities include inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Other issuers of inflation-protected debt securities include other U.S. government agencies or instrumentalities, corporations and foreign governments. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

Any increase in principal for an inflation-protected security resulting from inflation adjustments is considered by IRS regulations to be taxable income in the year it occurs. For direct holders of an inflation-protected security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a fund holding these securities distributes both interest income and the income attributable to principal adjustments in the form of cash or reinvested shares, which are taxable to shareholders.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inflation-protected securities include: Interest Rate Risk and Market Risk.

INVERSE FLOATERS

Inverse floaters or inverse floating rate securities are a type of derivative long-term fixed income obligation with a floating or variable interest rate that moves in the opposite direction of short-term interest rates. As short-term interest rates go down, the holders of the inverse floaters receive more income and, as short-term interest rates go up, the holders of the inverse floaters receive less income. As with all long-term fixed income securities, the price of the inverse floater moves inversely with long-term interest rates; as long-term interest rates go down, the price of the inverse floater moves up and, when long-term interest rates go up, the price of the inverse floater moves down. While inverse floater securities tend to provide more income than similar term and credit quality fixed-rate bonds, they also exhibit greater volatility in price movement (both up and down).

In the municipal market an inverse floater is typically created when the owner of a municipal fixed rate bond transfers that bond to a trust in exchange for cash and a residual interest in the trust's assets and cash flows (inverse floater certificates). The trust funds the purchase of the bond by issuing two classes of certificates: short-term floating rate notes (typically sold to third parties) and the inverse floaters (also known as residual certificates). No additional income beyond that provided by the trust's underlying bond is created; rather, that income is merely divided-up between the two classes of certificates. The holder of the inverse floating rate securities typically has the right to (1) cause the holders of the short-term floating rate notes to tender their notes at par ($100) and (2) to return the inverse floaters and withdraw the underlying bonds, thereby collapsing the trust. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with transactions in inverse floaters include:
Interest Rate Risk, Credit Risk, Liquidity Risk and Market Risk.

INVESTMENT COMPANIES

Investing in securities issued by registered and unregistered investment companies may involve the duplication of advisory fees and certain other expenses.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the securities of other investment companies include: Market Risk.



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LENDING OF PORTFOLIO SECURITIES

A fund may lend certain of its portfolio securities. The current policy of the Board is to make these loans, either long- or short-term, to broker-dealers. Loans will be structured in a manner that will enable a fund to call the loan in order to vote in a proxy solicitation if the fund has knowledge of a material event to be voted on that would affect the fund's investment in the loaned security. In making loans, the lender receives the market price in cash, U.S. government securities, letters of credit, or such other collateral as may be permitted by regulatory agencies and approved by the Board. If the market price of the loaned securities goes up, the lender will get additional collateral on a daily basis. If the market price of the loaned securities goes down, the borrower may request that some collateral be returned. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the lender receives cash payments equivalent to all interest or other distributions paid on the loaned securities. The lender may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The lender will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest, or other distributions on the securities loaned.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include:
Credit Risk.

LOAN PARTICIPATIONS

Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk.

MORTGAGE- AND ASSET-BACKED SECURITIES

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. Commercial mortgage-backed securities (CMBS) are a specific type of mortgage-backed security collateralized by a pool of mortgages on commercial real estate.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.



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CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity.

The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage and asset-backed securities include:
Credit Risk, Interest Rate Risk, Liquidity Risk, and Prepayment and Extension Risk.

MORTGAGE DOLLAR ROLLS

Mortgage dollar rolls are investments in which an investor sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. While an investor foregoes principal and interest paid on the mortgage-backed securities during the roll period, the investor is compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk and Interest Rate Risk.

MUNICIPAL OBLIGATIONS

Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia and Puerto
Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either "general obligations" or "revenue obligations."

General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.



Statement of Additional Information - March 30, 2007                   Page 38

Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See Appendix A for a discussion of securities ratings. (See also Debt Obligations.)

Taxable Municipal Obligations. There is another type of municipal obligation
-----------------------------
that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because
(a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Inflation Risk, Interest Rate Risk, and Market Risk.

PREFERRED STOCK

Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk and Market Risk.

REAL ESTATE INVESTMENT TRUSTS

Real estate investment trusts (REITs) are pooled investment vehicles that manage a portfolio of real estate or real estate related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property, such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels, and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the tax law. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value. A fund will indirectly bear its proportionate share of any expenses paid by a REIT in which it invests.

REITs often do not provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for a fund investing in REITs to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with REITs include: Interest Rate Risk, Issuer Risk and Market Risk.

REPURCHASE AGREEMENTS

Repurchase agreements may be entered into with certain banks or non-bank dealers. In a repurchase agreement, the purchaser buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the purchaser's ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk.



Statement of Additional Information - March 30, 2007                   Page 39

REVERSE REPURCHASE AGREEMENTS

In a reverse repurchase agreement, an investor sells a security and enters into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk and Interest Rate Risk.

SHORT SALES

With short sales, an investor sells a security that it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the investor must borrow the security to make delivery to the buyer. The investor is obligated to replace the security that was borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the investor sold the security. A fund that is allowed to engage in short sales will designate cash or liquid securities to cover its open short positions. Those funds also may engage in "short sales against the box," a form of short-selling that involves selling a security that an investor owns (or has an unconditioned right to purchase) for delivery at a specified date in the future. This technique allows an investor to hedge protectively against anticipated declines in the market of its securities. If the value of the securities sold short increased between the date of the short sale and the date on which the borrowed security is replaced, the investor loses the opportunity to participate in the gain. A "short sale against the box" will result in a constructive sale of appreciated securities thereby generating capital gains to a fund.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Market Risk.

SOVEREIGN DEBT

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with sovereign debt include: Credit Risk and Foreign/Emerging Markets Risk.



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STRUCTURED INVESTMENTS

A structured investment is a security whose return is tied to an underlying index or to some other security or pool of assets. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are created and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments, such as commercial bank loans, and the issuance by that entity of one or more classes of debt obligations ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions. The extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities are often offered in different classes. As a result a given class of a structured security may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and at any given time there may be no active trading market for a particular structured security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with structured investments include: Credit Risk and Liquidity Risk.

SWAP AGREEMENTS

Swap agreements are typically individually negotiated agreements that obligate two parties to exchange payments based on a reference to a specified asset, reference rate or index. Swap agreements will tend to shift a party's investment exposure from one type of investment to another. A swap agreement can increase or decrease the volatility of a fund's investments and its net asset value.

Swap agreements are traded in the over-the-counter market and may be considered to be illiquid. Swap agreements entail the risk that a party will default on its payment obligations. A fund will enter into a swap agreement only if the claims-paying ability of the other party or its guarantor is considered to be investment grade by the investment manager. Generally, the unsecured senior debt or the claims-paying ability of the other party or its guarantor must be rated in one of the three highest rating categories of at least one Nationally Recognized Statistical Rating Organization (NRSRO) at the time of entering into the transaction. If there is a default by the other party to such a transaction, a fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. In certain circumstances, a fund may seek to minimize counterparty risk by requiring the counterparty to post collateral.

Swap agreements are usually entered into without an upfront payment because the value of each party's position is the same. The market values of the underlying commitments will change over time resulting in one of the commitments being worth more than the other and the net market value creating a risk exposure for one counterparty or the other.

Interest Rate Swaps. Interest rate swap agreements are often used to obtain or preserve a desired return or spread at a lower cost than through a direct investment in an instrument that yields the desired return or spread. They are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. In a standard interest rate swap transaction, two parties agree to exchange their respective commitments to pay fixed or floating rates on a predetermined specified (notional) amount. The swap agreement notional amount is the predetermined basis for calculating the obligations that the swap counterparties have agreed to exchange. Under most swap agreements, the obligations of the parties are exchanged on a net basis. The two payment streams are netted out, with each party receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps can be based on various measures of interest rates, including LIBOR, swap rates, treasury rates and other foreign interest rates.



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Cross Currency Swaps. Cross currency swaps are similar to interest rate swaps,
--------------------
except that they involve multiple currencies. A fund may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and termination of the agreements, both sides will also have to pay in full periodically based upon the currency they have borrowed. Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Total Return Swaps. Total return swaps are contracts in which one party agrees
------------------
to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. For example, CMBS total return swaps are bilateral financial contracts designed to replicate synthetically the total returns of collateralized mortgage-backed securities. In a typical total return equity swap, payments made by the fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

Swaption Transaction. A swaption is an option on a swap agreement and a
--------------------
contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms, in return for payment of the purchase price (the "premium") of the option. The fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The writer of the contract receives the premium and bears the risk of unfavorable changes in the market value on the underlying swap agreement.

Swaptions can be bundled and sold as a package. These are commonly called interest rate caps, floors and collars. In interest rate cap transactions, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or cap. Interest rate floor transactions require one party, in exchange for a premium to agree to make payments to the other to the extent that interest rates fall below a specified level, or floor. In interest rate collar transactions, one party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts.

Credit Default Swaps. A credit default swap agreement may have as reference
--------------------
obligations one or more securities that are not currently held by the fund. The fund may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, the fund generally receives an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. If the fund is a buyer and no credit event occurs, the fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value.



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The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with swaps include: Credit Risk, Liquidity Risk and Market Risk.

VARIABLE- OR FLOATING-RATE SECURITIES

Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (daily, monthly, semiannually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. Variable-rate demand notes include master demand notes that are obligations that permit the investor to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the investor as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the lender's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include:
Credit Risk.

WARRANTS

Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Market Risk.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

When-issued securities and forward commitments involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve the risk of loss if the value of the security to be purchased declines prior to the settlement date and the risk that the security will not be issued as anticipated. If the security is not issued as anticipated, a fund may lose the opportunity to obtain a price and yield considered to be advantageous.



Statement of Additional Information - March 30, 2007                   Page 43

Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities and forward commitments include: Credit Risk.

ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES

These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See Appendix A for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with zero-coupon, step-coupon, and pay-in-kind securities include: Credit Risk and Interest Rate Risk.

A fund cannot issue senior securities but this does not prohibit certain investment activities for which assets of the fund are set aside, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, delayed-delivery and when-issued securities transactions, and contracts to buy or sell options, derivatives, and hedging instruments.

SECURITIES TRANSACTIONS

Except as otherwise noted, the description of policies and procedures in this section also applies to any fund subadviser. Subject to policies set by the Board, as well as the terms of the investment management agreements, the investment manager or subadviser is authorized to determine, consistent with a fund's investment objective and policies, which securities will be purchased, held, or sold. In determining where the buy and sell orders are to be placed, the investment manager has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the Board.

Each fund, the investment manager, any subadviser and Ameriprise Financial Services, Inc. and RiverSource Distributors, Inc. (each a principal underwriter and distributor of the Funds) has a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the fund.

A fund's securities may be traded on an agency basis with brokers or dealers or on a principal basis with dealers. In an agency trade, the broker-dealer generally is paid a commission. In a principal trade, the investment manager will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. The investment manager generally does not pay the dealer a commission. Instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.

BROKER-DEALER SELECTION

In selecting broker-dealers to execute transactions, the investment manager and each subadviser will consider from among such factors as the ability to minimize trading costs, trading expertise, infrastructure, ability to provide information or services, financial condition, confidentiality, competitiveness of commission rates, evaluations of execution quality, promptness of execution, past history, ability to prospect for and find liquidity, difficulty of trade, security's trading characteristics, size of order, liquidity of market, block trading capabilities, quality of settlement, specialized expertise, overall responsiveness, willingness to commit capital and research services provided.

The Board has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the funds as a factor in the selection of broker-dealers through which to execute securities transactions.

On a periodic basis, the investment manager makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions, including review by an independent third-party evaluator. The review evaluates execution, operational efficiency, and research services.



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COMMISSION DOLLARS

Broker-dealers typically provide a bundle of services including research and execution of transactions. The research provided can be either proprietary (created and provided by the broker-dealer) or third party (created by a third party but provided by the broker-dealer). Consistent with the interests of the fund, the investment manager and each subadviser may use broker-dealers who provide both types of research products and services in exchange for commissions, known as "soft dollars," generated by transactions in fund accounts.

The receipt of research and brokerage products and services is used by the investment manager, and by each subadviser, to the extent it engages in such transactions, to supplement its own research and analysis activities, by receiving the views and information of individuals and research staffs of other securities firms, and by gaining access to specialized expertise on individual companies, industries, areas of the economy and market factors. Research and brokerage products and services may include reports on the economy, industries, sectors and individual companies or issuers; statistical information; accounting and tax law interpretations; political analyses; reports on legal developments affecting portfolio securities; information on technical market actions; credit analyses; on-line quotation systems; risk measurement; analyses of corporate responsibility issues; on-line news services; and financial and market database services. Research services may be used by the investment manager in providing advice to all RiverSource funds (or by any subadviser to any other client of the subadviser) even though it is not possible to relate the benefits to any particular fund.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The Board has adopted a policy authorizing the investment manager to do so, to the extent authorized by law, if the investment manager or subadviser determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or the investment manager's or subadviser's overall responsibilities with respect to a fund and the other funds or accounts for which it acts as investment manager (or by any subadviser to any other client of that subadviser).

As a result of these arrangements, some portfolio transactions may not be effected at the lowest commission, but overall execution may be better. The investment manager and each subadviser have represented that under its procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services and research products and services provided.

The investment manager or a subadviser may use step-out transactions. A "step-out" is an arrangement in which the investment manager or subadviser executes a trade through one broker-dealer but instructs that broker-dealer to step-out all or a part of the trade to another broker-dealer. The second broker-dealer will clear and settle, and receive commissions for, the stepped-out portion. The investment manager or subadviser may receive research products and services in connection with step-out transactions.

Use of fund commissions may create potential conflicts of interest between the investment manager or subadviser and a fund. However, the investment manager and each subadviser has policies and procedures in place intended to mitigate these conflicts and ensure that the use of soft dollars falls within the "safe harbor" of Section 28(e) of the Securities Exchange Act of 1934. Some products and services may be used for both investment decision-making and non-investment decision-making purposes ("mixed use" items). The investment manager and each subadviser, to the extent it has mixed use items, has procedures in place to assure that soft dollars pay only for the investment decision-making portion of a mixed-use item.



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TRADE AGGREGATION AND ALLOCATION

Generally, orders are processed and executed in the order received. When a fund buys or sells the same security as another portfolio, fund, or account, the investment manager or subadviser carries out the purchase or sale pursuant to policies and procedures designed in such a way believed to be fair to the fund. Purchase and sale orders may be combined or aggregated for more than one account if it is believed it would be consistent with best execution. Aggregation may reduce commission costs or market impact on a per-share and per-dollar basis, although aggregation may have the opposite effect. There may be times when not enough securities are received to fill an aggregated order, including in an initial public offering, involving multiple accounts. In that event, the investment manager and each subadviser has policies and procedures designed in such a way believed to result in a fair allocation among accounts, including the fund.

From time to time, different portfolio managers with the investment manager may make differing investment decisions related to the same security. However, with certain exceptions for funds managed using strictly quantitative methods, a portfolio manager or portfolio management team may not sell a security short if the security is owned in another portfolio managed by that portfolio manager or portfolio management team. On occasion, a fund may purchase and sell a security simultaneously in order to profit from short-term price disparities.

The investment manager has portfolio management teams in its Minneapolis and Los Angeles offices that may share research information regarding leveraged loans. The investment manager operates separate and independent trading desks in these locations for the purpose of purchasing and selling leveraged loans. As a result, the investment manager does not aggregate orders in leveraged loans across portfolio management teams. For example, funds and other client accounts being managed by these portfolio management teams may purchase and sell the same leveraged loan in the secondary market on the same day at different times and at different prices. There is also the potential for a particular account or group of accounts, including a fund, to forego an opportunity or to receive a different allocation (either larger or smaller) than might otherwise be obtained if the investment manager were to aggregate trades in leveraged loans across the portfolio management teams. Although the investment manager does not aggregate orders in leveraged loans across its portfolio management teams in Minneapolis and Los Angeles, it operates in this structure subject to its duty to seek best execution.

The following table shows total brokerage commissions paid in the last three fiscal periods. Substantially all firms through whom transactions were executed provide research services. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.



Statement of Additional Information - March 30, 2007                   Page 46

                     TABLE 5. TOTAL BROKERAGE COMMISSIONS

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                                                     TOTAL BROKERAGE COMMISSIONS
------------------------------------------------------------------------------------------------------------------------------------

                   FUND                                                       2007                  2006                   2005

------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
------------------------------------------------------------------------------------------------------------------------------------

Portfolio Builder Aggressive                                               $        0            $        0            $        0(a)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Conservative                                                      0                     0                     0(a)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate                                                          0                     0                     0(a)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Aggressive                                               0                     0                     0(a)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Conservative                                             0                     0                     0(a)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Total Equity                                                      0                     0                     0(a)
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                                  21,050                22,575                49,048
------------------------------------------------------------------------------------------------------------------------------------
Small Company Index                                                            56,843                78,951                37,118
------------------------------------------------------------------------------------------------------------------------------------
                                                                              2006                  2005                  2004
------------------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
------------------------------------------------------------------------------------------------------------------------------------
Equity Value                                                                  721,284               858,846             1,852,684
------------------------------------------------------------------------------------------------------------------------------------
Precious Metals and Mining                                                    801,550             1,245,421               956,649
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Advantage                                                         3,938,697             3,294,757             4,102,653
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth                                                            1,410,791             2,105,168             3,334,707
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2010                                                              N/A                   N/A                   N/A
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2015                                                              N/A                   N/A                   N/A
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2020                                                              N/A                   N/A                   N/A
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2025                                                              N/A                   N/A                   N/A
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2030                                                              N/A                   N/A                   N/A
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2035                                                              N/A                   N/A                   N/A
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2040                                                              N/A                   N/A                   N/A
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2045                                                              N/A                   N/A                   N/A
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
------------------------------------------------------------------------------------------------------------------------------------
Aggressive Growth                                                             964,028               181,981                72,985
------------------------------------------------------------------------------------------------------------------------------------
Fundamental Growth                                                            178,639               180,023                46,313
------------------------------------------------------------------------------------------------------------------------------------
Fundamental Value                                                             346,840               314,501               162,856
------------------------------------------------------------------------------------------------------------------------------------
High Yield Bond                                                                     0                     0                   876
------------------------------------------------------------------------------------------------------------------------------------
Income Builder Basic Income                                                         0(b)                N/A                   N/A
------------------------------------------------------------------------------------------------------------------------------------
Income Builder Enhanced Income                                                      0(b)                N/A                   N/A
------------------------------------------------------------------------------------------------------------------------------------
Income Builder Moderate Income                                                      0(b)                N/A                   N/A
------------------------------------------------------------------------------------------------------------------------------------
Select Value                                                                  445,429               310,913               539,192
------------------------------------------------------------------------------------------------------------------------------------
Short Duration U.S. Government                                                 24,483                95,868               407,216
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Equity                                                              703,172               429,969               846,218
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value                                                             2,860,490             2,439,209             3,185,306
------------------------------------------------------------------------------------------------------------------------------------
U.S. Government Mortgage                                                        6,379                10,708                31,267
------------------------------------------------------------------------------------------------------------------------------------
Value                                                                         297,507               363,273               389,539
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
------------------------------------------------------------------------------------------------------------------------------------
Dividend Opportunity                                                          456,446               621,168             3,783,128
------------------------------------------------------------------------------------------------------------------------------------
Real Estate                                                                   152,782               185,877                34,975(c)
------------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - March 30, 2007                   Page 47

------------------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL BROKERAGE COMMISSIONS
------------------------------------------------------------------------------------------------------------------------------------
                  FUND                                                         2006                   2005                   2004
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
------------------------------------------------------------------------------------------------------------------------------------
Cash Management                                                                     0                     0                     0
------------------------------------------------------------------------------------------------------------------------------------
Core Bond                                                                       4,241                 3,612                 1,451
------------------------------------------------------------------------------------------------------------------------------------
Disciplined Equity                                                            987,624                35,948                 5,731
------------------------------------------------------------------------------------------------------------------------------------
Disciplined Small and Mid Cap Equity                                            8,916(d)                N/A                   N/A
------------------------------------------------------------------------------------------------------------------------------------
Disciplined Small Cap Value                                                    33,110(e)                N/A                   N/A
------------------------------------------------------------------------------------------------------------------------------------
Floating Rate                                                                       0(e)                N/A                   N/A
------------------------------------------------------------------------------------------------------------------------------------
Growth                                                                     10,375,981            15,623,111            22,702,374
------------------------------------------------------------------------------------------------------------------------------------
Income Opportunities                                                                0                     0                     0
------------------------------------------------------------------------------------------------------------------------------------
Inflation Protected Securities                                                      0                     0                     0(f)
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Equity                                                            7,940,223             6,832,334             1,306,601
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Value                                                               138,363               189,029               146,077
------------------------------------------------------------------------------------------------------------------------------------
Limited Duration Bond                                                           4,006                 3,268                   839
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
------------------------------------------------------------------------------------------------------------------------------------
California Tax-Exempt(g)                                                          666                     0                     0
------------------------------------------------------------------------------------------------------------------------------------
Diversified Bond                                                              108,055               161,336               160,646
------------------------------------------------------------------------------------------------------------------------------------
Massachusetts Tax-Exempt(g)                                                       225                     0                     0
------------------------------------------------------------------------------------------------------------------------------------
Michigan Tax-Exempt(g)                                                            189                     0                     0
------------------------------------------------------------------------------------------------------------------------------------
Minnesota Tax-Exempt(g)                                                         1,254                     0                     0
------------------------------------------------------------------------------------------------------------------------------------
New York Tax-Exempt(g)                                                            255                     0                     0
------------------------------------------------------------------------------------------------------------------------------------
Ohio Tax-Exempt(g)                                                                180                     0                     0
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
------------------------------------------------------------------------------------------------------------------------------------
Balanced                                                                    1,071,452             1,135,795             1,314,212
------------------------------------------------------------------------------------------------------------------------------------
Diversified Equity Income                                                   2,923,490             3,191,513             2,416,265
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value                                                               1,354,225               919,813               365,435
------------------------------------------------------------------------------------------------------------------------------------
Strategic Allocation                                                        1,494,804               502,448               279,233
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
------------------------------------------------------------------------------------------------------------------------------------
Absolute Return Currency and Income                                                 0(h)                N/A                   N/A
------------------------------------------------------------------------------------------------------------------------------------
Disciplined International Equity                                               60,738(i)                N/A                   N/A
------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets                                                            3,017,380             2,388,169             2,022,969
------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Bond                                                               0(j)                N/A                   N/A
------------------------------------------------------------------------------------------------------------------------------------
European Equity                                                               160,239               211,729               324,079
------------------------------------------------------------------------------------------------------------------------------------
Global Bond                                                                     9,664                 8,856                 7,760
------------------------------------------------------------------------------------------------------------------------------------
Global Equity                                                               1,249,847             1,393,982             1,992,985
------------------------------------------------------------------------------------------------------------------------------------
Global Technology                                                           1,237,181             1,170,244             4,193,021
------------------------------------------------------------------------------------------------------------------------------------
International Aggressive Growth                                             1,179,455               673,010               598,644
------------------------------------------------------------------------------------------------------------------------------------
International Equity                                                          405,405               556,407               315,047
------------------------------------------------------------------------------------------------------------------------------------
International Opportunity                                                     989,118             1,320,088             1,303,677
------------------------------------------------------------------------------------------------------------------------------------
International Select Value                                                  1,533,794             1,027,065               839,270
------------------------------------------------------------------------------------------------------------------------------------
International Small Cap                                                       405,190               241,558               179,076
------------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - March 30, 2007                   Page 48

------------------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL BROKERAGE COMMISSIONS
------------------------------------------------------------------------------------------------------------------------------------
                  FUND                                                         2006                   2005                   2004
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
------------------------------------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt                                                           438                     0                     0
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                                                              1,867,241             1,764,250             1,630,670
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond                                                                 4,257                     0                     0
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt High Income                                                         17,679                     0                     0
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market                                                             0                     0                     0
------------------------------------------------------------------------------------------------------------------------------------


(a) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(b) For the period from Feb. 16, 2006 (when shares became publicly available) to May 31, 2006.

(c) For the period from March 4, 2004 (when shares became publicly available) to June 30, 2004.

(d) For the period from May 18, 2006 (when shares became publicly available) to July 31, 2006.

(e) For the period from Feb. 16, 2006 (when shares became publicly available) to July 31, 2006.

(f) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.

(g)   The fund changed its fiscal year end in 2006 from June 30 to Aug. 31.
      For 2006, the information shown is for the period from July 1, 2005 through Aug. 31, 2006. For years prior to 2006, the fiscal period ended on June 30.

(h) For the period from June 15, 2006 (when the Fund became available) to Oct. 31, 2006.

(i) For the period from May 18, 2006 (when shares became publicly available) to Oct. 31, 2006.

(j) For the period from Feb. 16, 2006 (when shares became publicly available) to Oct. 31, 2006.


For the last fiscal period, transactions were specifically directed to firms in exchange for research services as shown in the following table. The table also shows portfolio turnover rates for the last two fiscal periods. Higher turnover rates may result in higher brokerage expenses and taxes. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

          TABLE 6. BROKERAGE DIRECTED FOR RESEARCH AND TURNOVER RATES


------------------------------------------------------------------------------------------------------------------------------------
                                                                    BROKERAGE DIRECTED FOR RESEARCH*
                                                                    ----------------------------------          TURNOVER RATES
                FUND                                                                      AMOUNT OF
                                                                      AMOUNT OF          COMMISSIONS       -------------------------
                                                                    TRANSACTIONS       IMPUTED OR PAID      2007            2006

------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
------------------------------------------------------------------------------------------------------------------------------------

Portfolio Builder Aggressive                                        $          0          $        0           40%             24%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Conservative                                                 0                   0           54              23
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate                                                     0                   0           24              15
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Aggressive                                          0                   0           29              20
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Conservative                                        0                   0           24              19
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Total Equity                                                 0                   0           27              17
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                                  0                   0           20               7
------------------------------------------------------------------------------------------------------------------------------------
Small Company Index                                                            0                   0           11              14
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             2006            2005

------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
------------------------------------------------------------------------------------------------------------------------------------
Equity Value                                                                   0                   0           28              25
------------------------------------------------------------------------------------------------------------------------------------
Precious Metals and Mining                                                     0                   0          111             196
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Advantage                                                            0                   0          110             101
------------------------------------------------------------------------------------------------------------------------------------

Small Cap Growth                                                     292,380,444             630,214          152             153

------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2010                                                         N/A                 N/A          N/A             N/A
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2015                                                         N/A                 N/A          N/A             N/A
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2020                                                         N/A                 N/A          N/A             N/A
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2025                                                         N/A                 N/A          N/A             N/A
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2030                                                         N/A                 N/A          N/A             N/A
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2035                                                         N/A                 N/A          N/A             N/A
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2040                                                         N/A                 N/A          N/A             N/A
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2045                                                         N/A                 N/A          N/A             N/A
------------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - March 30, 2007                   Page 49

------------------------------------------------------------------------------------------------------------------------------------
                                                                    BROKERAGE DIRECTED FOR RESEARCH*
                                                                    ----------------------------------          TURNOVER RATES
                FUND                                                                      AMOUNT OF
                                                                      AMOUNT OF          COMMISSIONS       -------------------------
                                                                    TRANSACTIONS       IMPUTED OR PAID      2006            2005
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
------------------------------------------------------------------------------------------------------------------------------------
Aggressive Growth                                                     26,399,071              28,782          202             218
------------------------------------------------------------------------------------------------------------------------------------
Fundamental Growth                                                     6,049,129               4,132           62             122
------------------------------------------------------------------------------------------------------------------------------------
Fundamental Value                                                              0                   0           20               2
------------------------------------------------------------------------------------------------------------------------------------
High Yield Bond                                                                0                   0           93             105
------------------------------------------------------------------------------------------------------------------------------------

Income Builder Basic Income                                                    0(a)                0(a)         1(a)          N/A
------------------------------------------------------------------------------------------------------------------------------------
Income Builder Enhanced Income                                                 0(a)                0(a)         0(a)          N/A
------------------------------------------------------------------------------------------------------------------------------------
Income Builder Moderate Income                                                 0(a)                0(a)         0(a)          N/A

------------------------------------------------------------------------------------------------------------------------------------
Select Value                                                         257,457,395             382,710            7              12
------------------------------------------------------------------------------------------------------------------------------------
Short Duration U.S. Government                                                 0                   0          194             169
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Equity                                                       6,198,451              11,523           88              88
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value                                                      136,377,105             124,583           77              70
------------------------------------------------------------------------------------------------------------------------------------
U.S. Government Mortgage                                                       0                   0          178             137
------------------------------------------------------------------------------------------------------------------------------------
Value                                                                          0                   0           46              40
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
------------------------------------------------------------------------------------------------------------------------------------
Dividend Opportunity                                                  52,050,046              26,001           19              24
------------------------------------------------------------------------------------------------------------------------------------
Real Estate                                                            9,671,160               8,060           47              63
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
------------------------------------------------------------------------------------------------------------------------------------
Cash Management                                                                0                   0          N/A             N/A
------------------------------------------------------------------------------------------------------------------------------------

Core Bond                                                                      0                   0          301(b)          313(b)

------------------------------------------------------------------------------------------------------------------------------------
Disciplined Equity                                                             0                   0          137              64
------------------------------------------------------------------------------------------------------------------------------------
Disciplined Small and Mid Cap Equity                                           0(c)                0(c)        14(c)          N/A
------------------------------------------------------------------------------------------------------------------------------------
Disciplined Small Cap Value                                                    0(d)                0(d)        40(d)          N/A
------------------------------------------------------------------------------------------------------------------------------------
Floating Rate                                                                  0(d)                0(d)        49(d)          N/A
------------------------------------------------------------------------------------------------------------------------------------
Growth                                                               885,759,208           1,596,985          134             136
------------------------------------------------------------------------------------------------------------------------------------
Income Opportunities                                                           0                   0          130             124
------------------------------------------------------------------------------------------------------------------------------------
Inflation Protected Securities                                                 0                   0           58              43
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Equity                                                     904,595,395           1,271,910          116             128
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Value                                                       12,197,207              13,702           46              57
------------------------------------------------------------------------------------------------------------------------------------

Limited Duration Bond                                                          0                   0          328(b)          316(b)

------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
------------------------------------------------------------------------------------------------------------------------------------

California Tax-Exempt(e)                                                       0                   0            7              28
------------------------------------------------------------------------------------------------------------------------------------
Diversified Bond                                                               0                   0          281(b)          300(b)
------------------------------------------------------------------------------------------------------------------------------------
Massachusetts Tax-Exempt(e)                                                    0                   0            5               9
------------------------------------------------------------------------------------------------------------------------------------
Michigan Tax-Exempt(e)                                                         0                   0            6               9
------------------------------------------------------------------------------------------------------------------------------------
Minnesota Tax-Exempt(e)                                                        0                   0            3              15
------------------------------------------------------------------------------------------------------------------------------------
New York Tax-Exempt(e)                                                         0                   0            7              30
------------------------------------------------------------------------------------------------------------------------------------
Ohio Tax-Exempt(e)                                                             0                   0            7              33

------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
------------------------------------------------------------------------------------------------------------------------------------
Balanced                                                              47,340,360              58,659          126             130
------------------------------------------------------------------------------------------------------------------------------------
Diversified Equity Income                                            375,478,473             366,112           28              24
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value                                                         53,037,511              68,303           44              26
------------------------------------------------------------------------------------------------------------------------------------
Strategic Allocation                                                   1,132,343               1,938          122             134
------------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - March 30, 2007                   Page 50

------------------------------------------------------------------------------------------------------------------------------------
                                                                    BROKERAGE DIRECTED FOR RESEARCH*
                                                                    ----------------------------------          TURNOVER RATES
                FUND                                                                      AMOUNT OF
                                                                      AMOUNT OF          COMMISSIONS       -------------------------
                                                                    TRANSACTIONS       IMPUTED OR PAID      2006            2005
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
------------------------------------------------------------------------------------------------------------------------------------

Absolute Return Currency and Income                                            0(f)                0(f)        12%(f)         N/A
------------------------------------------------------------------------------------------------------------------------------------
Disciplined International Equity                                               0(g)                0(g)        10(g)          N/A

------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets                                                               0                   0          145             124
------------------------------------------------------------------------------------------------------------------------------------

Emerging Markets Bond                                                          0(h)                0(h)        32(h)          N/A

------------------------------------------------------------------------------------------------------------------------------------
European Equity                                                                0                   0           64              56
------------------------------------------------------------------------------------------------------------------------------------
Global Bond                                                                    0                   0           68              73
------------------------------------------------------------------------------------------------------------------------------------
Global Equity                                                                  0                   0          112              93
------------------------------------------------------------------------------------------------------------------------------------
Global Technology                                                     46,300,781             102,562          196             115
------------------------------------------------------------------------------------------------------------------------------------
International Aggressive Growth                                      161,063,936             322,717          124              67
------------------------------------------------------------------------------------------------------------------------------------
International Equity                                                  10,571,131              11,011           89             110
------------------------------------------------------------------------------------------------------------------------------------
International Opportunity                                                      0                   0           79              93
------------------------------------------------------------------------------------------------------------------------------------
International Select Value                                             1,621,115               3,763           31              22
------------------------------------------------------------------------------------------------------------------------------------
International Small Cap                                                2,518,662               4,542          157              80
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
------------------------------------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt                                                        0                   0           35              16
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                                                       605,235,287             656,125           45              27
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond                                                                0                   0           32              29
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt High Income                                                         0                   0           30              30
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market                                                        0                   0          N/A             N/A
------------------------------------------------------------------------------------------------------------------------------------

* Reported numbers include third party soft dollar commissions and portfolio manager directed commissions directed for research.
      RiverSource also receives proprietary research from brokers, but because these are bundled commissions for which the research portion is not distinguishable from the execution portion, their amounts have not been included in the table.


(a) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(b) A significant portion of the turnover was the result of "roll" transactions in the liquid derivatives and Treasury securities. In the derivative transactions, positions in expiring contracts are liquidated and simultaneously replaced with positions in new contracts with equivalent characteristics. In the Treasury transactions, existing holdings are sold to purchase newly issued securities with slightly longer maturity dates. Although these transactions affect the turnover rate of the portfolio, they do not change the risk exposure or result in material transaction costs. The remaining turnover resulted from strategic reallocations and relative value trading. After transaction costs, we expect this activity to enhance the returns on the overall fund.

(c) For the period from May 18, 2006 (when shares became publicly available) to July 31, 2006.

(d) For the period from Feb. 16, 2006 (when shares became publicly available) to July 31, 2006.

(e)   The fund changed its fiscal year end in 2006 from June 30 to Aug. 31.
      For 2006, the information shown is for the period from July 1, 2005 through Aug. 31, 2006. For years prior to 2006, the fiscal period ended on June 30.

(f) For the period from June 15, 2006 (when the Fund became available) to Oct. 31, 2006.

(g) For the period from May 18, 2006 (when shares became publicly available) to Oct. 31, 2006.

(h) For the period from Feb. 16, 2006 (when shares became publicly available) to Oct. 31, 2006.


Statement of Additional Information - March 30, 2007                   Page 51

As of the end of the most recent fiscal period, the fund held securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

               TABLE 7. SECURITIES OF REGULAR BROKERS OR DEALERS

-------------------------------------------------------------------------------------------------------------------------
                                                                                            VALUE OF SECURITIES
                    FUND                                           ISSUER                 AT END OF FISCAL PERIOD
-------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
-------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Aggressive                          None                                         N/A
-------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Conservative                        None                                         N/A
-------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate                            None                                         N/A
-------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Aggressive                 None                                         N/A
-------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Conservative               None                                         N/A
-------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Total Equity                        None                                         N/A
-------------------------------------------------------------------------------------------------------------------------

S&P 500 Index                                         Ameriprise Financial                             $  323,985
                                                      Bear Stearns Companies                              439,490
                                                      Charles Schwab                                      439,549
                                                      Citigroup                                         6,152,453
                                                      E*Trade Financial                                   236,486
                                                      Franklin Resources                                  450,831
                                                      Goldman Sachs Group                               2,051,800
                                                      Legg Mason                                          312,453
                                                      Lehman Brothers Holdings                            990,499
                                                      JP Morgan Chase & Co.                             4,012,826
                                                      Merrill Lynch & Co.                               1,878,217
                                                      Morgan Stanley                                    1,990,354
                                                      PNC Financial Services Group                        492,267
-------------------------------------------------------------------------------------------------------------------------
Small Company Index                                   Investment Technology Group                       3,392,515
                                                      LaBranche & Co.                                     884,769
                                                      Piper Jaffray Companies                           2,287,085

-------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
-------------------------------------------------------------------------------------------------------------------------
Equity Value                                          Citigroup                                        34,337,764
                                                      Goldman Sachs Group                              14,163,913
                                                      Lehman Brothers Holdings                         21,255,594
                                                      Merrill Lynch & Co.                              20,612,831
                                                      Morgan Stanley                                    5,066,056
-------------------------------------------------------------------------------------------------------------------------
Precious Metals and Mining                            None                                         N/A
-------------------------------------------------------------------------------------------------------------------------
Small Cap Advantage                                   Investment Technology Group                       3,947,596
                                                      Knight Capital Group CI A                         1,815,957
                                                      LaBranche & Co.                                     329,607
-------------------------------------------------------------------------------------------------------------------------
Small Cap Growth                                      GFI Group                                           300,663
                                                      Investment Technology Group                         354,078
                                                      optionsXpress Holdings                              892,611
-------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - March 30, 2007                   Page 52

-------------------------------------------------------------------------------------------------------------------------
                                                                                            VALUE OF SECURITIES
                    FUND                                           ISSUER                 AT END OF FISCAL PERIOD
-------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
-------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2010                                                 N/A                           N/A
-------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2015                                                 N/A                           N/A
-------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2020                                                 N/A                           N/A
-------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2025                                                 N/A                           N/A
-------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2030                                                 N/A                           N/A
-------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2035                                                 N/A                           N/A
-------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2040                                                 N/A                           N/A
-------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2045                                                 N/A                           N/A
-------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
-------------------------------------------------------------------------------------------------------------------------
Aggressive Growth                                     Affiliated Managers Group                         3,273,358
                                                      Piper Jaffray Companies                           2,252,808
-------------------------------------------------------------------------------------------------------------------------
Fundamental Growth                                    Charles Schwab                                    1,902,739
-------------------------------------------------------------------------------------------------------------------------
Fundamental Value                                     Citigroup                                        26,188,160
                                                      JPMorgan Chase & Co.                             48,231,810
                                                      Morgan Stanley                                    7,017,274
-------------------------------------------------------------------------------------------------------------------------
High Yield Bond                                       None                                         N/A
-------------------------------------------------------------------------------------------------------------------------
Income Builder Basic Income                           None                                         N/A
-------------------------------------------------------------------------------------------------------------------------
Income Builder Enhanced Income                        None                                         N/A
-------------------------------------------------------------------------------------------------------------------------
Income Builder Moderate Income                        None                                         N/A
-------------------------------------------------------------------------------------------------------------------------
Select Value                                          Bear Stearns Companies                              802,500
                                                      Merrill Lynch & Co.                               2,896,400
                                                      PNC Financial Services Group                      1,722,750
-------------------------------------------------------------------------------------------------------------------------
Short Duration U.S. Government                        CS First Boston Mtge Securities                   5,417,306
-------------------------------------------------------------------------------------------------------------------------
Small Cap Equity                                      Affiliated Managers Group                         1,294,370
                                                      Morgan Stanley & Co.                              2,997,066
                                                      optionsXpress Holdings                              720,250
-------------------------------------------------------------------------------------------------------------------------
Small Cap Value                                       Affiliated Managers Group                           902,631
                                                      Morgan Stanley & Co.                              9,990,219
                                                      Piper Jaffray and Companies                         860,744
-------------------------------------------------------------------------------------------------------------------------
U.S. Government Mortgage                              ChaseFlex Trust                                     735,638
                                                      CS First Boston Mtge Securities                   2,541,444
-------------------------------------------------------------------------------------------------------------------------
Value                                                 Citigroup                                         6,921,720
                                                      JPMorgan Chase & Co.                              8,148,333
                                                      Morgan Stanley                                      398,262
                                                      Morgan Stanley & Co.                              2,997,066
                                                      PNC Financial Services Group                      2,023,956
-------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
-------------------------------------------------------------------------------------------------------------------------
Dividend Opportunity                                  Citigroup                                        35,880,912
                                                      JPMorgan Chase & Co.                             21,474,600
-------------------------------------------------------------------------------------------------------------------------
Real Estate                                           None                                         N/A
-------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - March 30, 2007                   Page 53

--------------------------------------------------------------------------------------------------------------------------
                                                                                                  VALUE OF SECURITIES
                    FUND                                           ISSUER                       AT END OF FISCAL PERIOD
--------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
--------------------------------------------------------------------------------------------------------------------------
Cash Management                                       Bear Stearns Companies                                139,000,000
                                                      Citigroup Funding                                      37,000,000
                                                      Credit Suisse First Boston NY                          87,000,000
                                                      Goldman Sachs Group                                    25,000,000
                                                      Lehman Brothers Holdings                               67,000,000
                                                      Merrill Lynch & Co.                                    55,000,000
--------------------------------------------------------------------------------------------------------------------------
Core Bond                                             Bear Stearns Commercial Mtg Securities                  1,205,900
                                                      Citigroup Commercial Mtge Trust                           376,951
                                                      Citigroup/Deutsche Bank Commercial Mtge Trust             171,657
                                                      Credit Suisse Mtge Capital Ctfs                           375,131
                                                      CS First Boston Mtge Securities                         1,476,403
                                                      GS Mtge Securities II                                     614,978
                                                      JP Morgan Chase Commercial Mtge Securities              3,003,789
                                                      LB-UBS Commercial Mtge Trust                            3,661,014
                                                      Merrill Lynch Mtge Trust                                1,919,148
                                                      Morgan Stanley Capital I                                4,104,900
                                                      Morgan Stanley, Dean Witter Capital I                     407,446
--------------------------------------------------------------------------------------------------------------------------
Disciplined Equity                                    Bear Stearns Companies                                  8,407,500
                                                      Citigroup                                              47,237,131
                                                      E*TRADE Financial                                       7,228,361
                                                      Franklin Resources                                     11,103,585
                                                      Goldman Sachs Group                                    23,908,429
                                                      JP Morgan Chase & Co.                                   9,134,128
                                                      Lehman Brothers Holdings                               21,340,297
                                                      Merrill Lynch & Co.                                    31,053,578
                                                      Morgan Stanley                                         12,346,058
                                                      PNC Financial Services Group                            8,408,425
                                                      Charles Schwab                                          3,637,235
--------------------------------------------------------------------------------------------------------------------------
Disciplined Small Cap Value                           Knight Capital Group CI A                                  44,327
                                                      LaBranche & Co.                                            51,169
                                                      Piper Jaffray Companies                                    74,993
--------------------------------------------------------------------------------------------------------------------------
Disciplined Small and Mid Cap Equity                  AG Edwards                                                 19,264
                                                      Investment Technology Group                                45,123
                                                      Jefferies Group                                            26,500
                                                      Knight Capital Group CI A                                  18,756
                                                      LaBranche & Co.                                            13,308
                                                      Piper Jaffray Companies                                    21,807
                                                      Raymond James Financial                                    36,906
--------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - March 30, 2007                   Page 54

--------------------------------------------------------------------------------------------------------------------------
                                                                                                   VALUE OF SECURITIES
                    FUND                                           ISSUER                       AT END OF FISCAL PERIOD
--------------------------------------------------------------------------------------------------------------------------
Floating Rate                                         Ameritrade Holding                                        994,637
--------------------------------------------------------------------------------------------------------------------------
Growth                                                Citigroup                                               6,806,154
--------------------------------------------------------------------------------------------------------------------------
Income Opportunities                                  LaBranche & Co.                                         3,418,650
--------------------------------------------------------------------------------------------------------------------------
Inflation Protected Securities                        None                                             N/A
--------------------------------------------------------------------------------------------------------------------------
Large Cap Equity                                      Bear Stearns Companies                                  1,891,269
                                                      Citigroup                                             142,425,465
                                                      Franklin Resources                                     31,692,638
                                                      Goldman Sachs Group                                     7,437,856
                                                      JP Morgan Chase & Co.                                  75,668,662
                                                      Legg Mason                                              9,290,962
                                                      Lehman Brothers Holdings                               36,896,275
                                                      Merrill Lynch & Co.                                    28,517,987
                                                      Morgan Stanley                                         45,346,948
                                                      PNC Financial Services Group                           24,116,699
--------------------------------------------------------------------------------------------------------------------------
Large Cap Value                                       American Express                                          361,453
                                                      Citigroup                                               3,318,607
                                                      Franklin Resources                                        284,135
                                                      JP Morgan Chase & Co.                                   1,711,617
                                                      Legg Mason                                                 83,053
                                                      Lehman Brothers Holdings                                  908,585
                                                      Merrill Lynch & Co.                                       780,558
                                                      Morgan Stanley                                            983,069
                                                      PNC Financial Services Group                              449,976
--------------------------------------------------------------------------------------------------------------------------
Limited Duration Bond                                 Bear Stearns Commercial Mtg Securities                    866,675
                                                      ChaseFlex Trust                                           357,336
                                                      Citigroup Commercial Mtge Trust                           424,070
                                                      Citigroup/Deutsche Bank Commercial Mtge Trust             171,657
                                                      Credit Suisse Mtge Capital Ctfs                           350,123
                                                      CS First Boston Mtge Securities                           998,880
                                                      GS Mtge Securities II                                     663,808
                                                      JP Morgan Chase Commercial Mtge Securities              2,983,942
                                                      LB-UBS Commercial Mtge Trust                            2,307,345
                                                      Merrill Lynch Mtge Trust                                  552,125
                                                      Morgan Stanley Capital 1                                1,466,918
                                                      Morgan Stanley, Dean Witter Capital 1                     458,376
--------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - March 30, 2007                   Page 55

----------------------------------------------------------------------------------------------------------------------------
                                                                                                     VALUE OF SECURITIES
                    FUND                                               ISSUER                     AT END OF FISCAL PERIOD
----------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
----------------------------------------------------------------------------------------------------------------------------
California Tax-Exempt(a)                              None                                                  N/A
----------------------------------------------------------------------------------------------------------------------------
Diversified Bond                                      Bear Stearns Commercial Mtge Securities                    12,122,719
                                                      Bear Stearns Companies                                     49,912,332
                                                      ChaseFlex Trust                                             2,456,868
                                                      Citigroup Commercial Mtge Trust                             8,065,960
                                                      Citigroup/Deutsche Bank Commercial Mtge Trust               3,031,568
                                                      Credit Suisse Mtge Capital Ctfs                             5,088,172
                                                      CS First Boston Mtge Securities                            34,607,804
                                                      GS Mtge Securities II                                       5,819,451
                                                      J.P. Morgan Chase Commercial Mtge Securities               63,426,330
                                                      LaBranche & Co.                                             1,002,788
                                                      LB-UBS Commercial Mtge Trust                               52,308,115
                                                      Merrill Lynch Mtge Trust                                   11,853,501
                                                      Morgan Stanley Capital 1                                   38,587,394
                                                      Morgan Stanley, Dean Witter Capital 1                      20,396,007
----------------------------------------------------------------------------------------------------------------------------
Massachusetts Tax-Exempt(a)                           None                                                  N/A
----------------------------------------------------------------------------------------------------------------------------
Michigan Tax-Exempt(a)                                None                                                  N/A
----------------------------------------------------------------------------------------------------------------------------
Minnesota Tax-Exempt(a)                               None                                                  N/A
----------------------------------------------------------------------------------------------------------------------------
New York Tax-Exempt(a)                                None                                                  N/A
----------------------------------------------------------------------------------------------------------------------------
Ohio Tax-Exempt(a)                                    None                                                  N/A
----------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
----------------------------------------------------------------------------------------------------------------------------
Balanced                                              Bear Stearns Commercial Mtge Securities                     1,816,311
                                                      ChaseFlex Trust                                             1,489,335
                                                      Citigroup                                                  26,524,575
                                                      Citigroup Commercial Mtge Trust                               984,980
                                                      Citigroup/Deutsche Bank Commercial Mtge Trust                 375,215
                                                      Credit Suisse Mortgage Capital Ctfs                         1,540,137
                                                      CS First Boston Mtge Securities                             4,772,358
                                                      Franklin Resources                                          2,553,863
                                                      Goldman Sachs Group                                         1,382,453
                                                      JP Morgan Chase & Co.                                      13,696,776
                                                      JP Morgan Chase Commercial Mtge Securities                 10,245,115
                                                      LaBranche & Co.                                               149,800
                                                      LB-UBS Commercial Mtge Trust                                6,314,518
                                                      Legg Mason                                                    780,253
                                                      Lehman Brothers Holdings                                    8,032,201
                                                      Merrill Lynch & Co.                                         7,314,665
                                                      Merrill Lynch Mtge Trust                                    2,441,653
                                                      Morgan Stanley                                              8,378,744
                                                      Morgan Stanley Capital 1                                    5,463,304
                                                      Morgan Stanley, Dean Witter Capital 1                       2,607,047
                                                      PNC Financial Services Group                                3,576,942
----------------------------------------------------------------------------------------------------------------------------
Diversified Equity Income                             Citigroup                                                 206,383,817
                                                      Merrill Lynch & Co.                                        41,409,668
                                                      Morgan Stanley                                             21,821,963
----------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - March 30, 2007                   Page 56

----------------------------------------------------------------------------------------------------------------------------
                                                                                                     VALUE OF SECURITIES
                    FUND                                               ISSUER                     AT END OF FISCAL PERIOD
----------------------------------------------------------------------------------------------------------------------------
Mid Cap Value                                         None                                                  N/A
----------------------------------------------------------------------------------------------------------------------------
Strategic Allocation                                  Bear Stearns Commercial Mtge Securities                     1,226,711
                                                      Bear Stearns Companies                                      3,447,020
                                                      Citigroup                                                  13,014,584
                                                      Citigroup Commercial Mtge Trust                               817,086
                                                      Citigroup/Deutsche Bank Commercial Mtge Trust                 175,100
                                                      Credit Suisse Mortgage Capital Ctfs                           462,041
                                                      CS First Boston Mtge Securities                             3,321,009
                                                      E*TRADE Financial                                           1,720,518
                                                      Franklin Resources                                          1,165,259
                                                      Goldman Sachs Group                                         6,094,688
                                                      GS Mtge Securities                                            537,900
                                                      GS Mortgage Securities II                                     763,446
                                                      Investment Technology Group                                   100,419
                                                      JP Morgan Chase & Co.                                      11,856,883
                                                      JP Morgan Chase Commercial Mtge Securities                  5,654,975
                                                      Knight Capital Group CI A                                     146,000
                                                      LaBranche & Co.                                               774,864
                                                      LB-UBS Commercial Mtge Trust                                4,279,488
                                                      Lehman Brothers Holdings                                    7,843,341
                                                      Merrill Lynch & Co.                                        11,584,383
                                                      Merrill Lynch Mtge Trust                                      308,419
                                                      Morgan Stanley                                              3,160,211
                                                      Morgan Stanley Capital 1                                    2,727,221
                                                      Morgan Stanley, Dean Witter Capital 1                         982,815
                                                      Piper Jaffray Companies                                        77,654
                                                      PNC Financial Services Group                                3,780,064
----------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
----------------------------------------------------------------------------------------------------------------------------
Absolute Return Currency and Income                   Citigroup                                                     641,723
                                                      Credit Suisse First Boston USA                                641,038
                                                      Lehman Brothers Holdings                                      640,627
                                                      JP Morgan Chase & Co.                                         400,500
                                                      JP Morgan Chase Commercial Mtge Securities                    208,077
                                                      Merrill Lynch & Co.                                           640,623
                                                      Morgan Stanley                                                640,788
----------------------------------------------------------------------------------------------------------------------------
Disciplined International Equity                      None                                                  N/A
----------------------------------------------------------------------------------------------------------------------------
Emerging Markets                                      None                                                  N/A
----------------------------------------------------------------------------------------------------------------------------
Emerging Markets Bond                                 None                                                  N/A
----------------------------------------------------------------------------------------------------------------------------
European Equity                                       Credit Suisse Group                                         1,561,254
----------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - March 30, 2007                   Page 57

----------------------------------------------------------------------------------------------------------------------------
                                                                                                     VALUE OF SECURITIES
                    FUND                                               ISSUER                     AT END OF FISCAL PERIOD
----------------------------------------------------------------------------------------------------------------------------
Global Bond                                           Bear Stearns Commercial Mtge Securities                     1,928,687
                                                      Citigroup                                                   3,072,505
                                                      Citigroup Commercial Mtge Trust                             1,142,977
                                                      Credit Suisse Mortgage Capital Ctfs                           927,081
                                                      CS First Boston Mtge Securities                               580,252
                                                      GS Mortgage Securities II                                     942,552
                                                      JP Morgan Chase Commercial Mtge Securities                  8,255,847
                                                      LaBranche & Co.                                               172,800
                                                      LB-UBS Commercial Mtge Trust                                4,108,805
                                                      Morgan Stanley                                                360,721
                                                      Morgan Stanley Capital 1                                    3,233,127
                                                      Morgan Stanley, Dean Witter Capital 1                       2,279,259
----------------------------------------------------------------------------------------------------------------------------
Global Equity                                         Bear Stearns Companies                                      5,957,741
                                                      Citigroup                                                   5,305,273
                                                      E*TRADE Financial                                           6,023,397
                                                      Goldman Sachs Group                                         8,934,554
----------------------------------------------------------------------------------------------------------------------------
Global Technology                                     None                                                  N/A
----------------------------------------------------------------------------------------------------------------------------
International Aggressive Growth                       None                                                  N/A
----------------------------------------------------------------------------------------------------------------------------
International Equity                                  Credit Suisse Group                                           699,960
----------------------------------------------------------------------------------------------------------------------------
International Opportunity                             Credit Suisse Group                                         6,803,658
----------------------------------------------------------------------------------------------------------------------------
International Select Value                            Credit Suisse Group                                        21,282,154
----------------------------------------------------------------------------------------------------------------------------
International Small Cap                               None                                                  N/A
----------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
----------------------------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt                               None                                                  N/A
----------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                                        AmeriTrade Holding                                         14,356,863
                                                      Legg Mason - subsidiary                                     7,086,678
----------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond                                       None                                                  N/A
----------------------------------------------------------------------------------------------------------------------------
Tax-Exempt High Income                                None                                                  N/A
----------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
----------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market                               None                                                  N/A
----------------------------------------------------------------------------------------------------------------------------

(a)   The fund changed its fiscal year end in 2006 from June 30 to Aug. 31.
      The information shown is as of Aug. 31, 2006.


BROKERAGE COMMISSIONS PAID TO BROKERS AFFILIATED WITH THE INVESTMENT MANAGER

Affiliates of the investment manager may engage in brokerage and other securities transactions on behalf of a fund according to procedures adopted by the Board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the Board, the same conditions apply to transactions with broker-dealer affiliates of any subadviser. The investment manager will use an affiliate only if (i) the investment manager determines that the fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the fund and (ii) the affiliate charges the fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

Information about any brokerage commissions paid by a fund in the last three fiscal periods to brokers affiliated with the fund's investment manager is contained in the following table. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.



Statement of Additional Information - March 30, 2007                   Page 58

    TABLE 8. BROKERAGE COMMISSIONS PAID TO INVESTMENT MANAGER OR AFFILIATES

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            PERCENT OF
                                                                                             AGGREGATE
                                                                   AGGREGATE               DOLLAR AMOUNT   AGGREGATE    AGGREGATE
                                                                     DOLLAR                     OF           DOLLAR       DOLLAR
                                                                   AMOUNT OF   PERCENT OF  TRANSACTIONS     AMOUNT OF    AMOUNT OF
        FUND                                            NATURE    COMMISSIONS  AGGREGATE     INVOLVING    COMMISSIONS  COMMISSIONS
                                                          OF          PAID     BROKERAGE    PAYMENT OF        PAID         PAID
                                        BROKER        AFFILIATION  TO BROKER  COMMISSIONS   COMMISSIONS     TO BROKER   TO BROKER
                                ----------------------------------------------------------------------------------------------------

                                                                      2007                                     2006        2005

------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
------------------------------------------------------------------------------------------------------------------------------------

Portfolio Builder Aggressive            None                                                                     $0           $0(a)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Conservative          None                                                                      0            0(a)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate              None                                                                      0            0(a)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate              None                                                                      0            0(a)
Aggressive
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate              None                                                                      0            0(a)
Conservative
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Total Equity          None                                                                      0            0(a)
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                           None                                                                      0            0

------------------------------------------------------------------------------------------------------------------------------------
Small Company Index                     None                                                                      0            0
------------------------------------------------------------------------------------------------------------------------------------

                                                                      2006                                     2005        2004

------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
------------------------------------------------------------------------------------------------------------------------------------
Equity Value                            None                                                                 10,142*      14,787*
------------------------------------------------------------------------------------------------------------------------------------
Precious Metals and Mining              None                                                                  3,614*      24,650*
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Advantage                     None                                                                      0          360*
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth                        None                                                                      0          757*
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2010                     N/A                                                                   N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2015                     N/A                                                                   N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2020                     N/A                                                                   N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2025                     N/A                                                                   N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2030                     N/A                                                                   N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2035                     N/A                                                                   N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2040                     N/A                                                                   N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2045                     N/A                                                                   N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
------------------------------------------------------------------------------------------------------------------------------------
Aggressive Growth              JPMorgan                4                $57*       0.04%        0.02%            27          103
                               Securities, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Fundamental Value                       None                                                                      0            0
------------------------------------------------------------------------------------------------------------------------------------
Fundamental Growth             Goldman Sachs & Co.     5                   0                                     38            0
                               -----------------------------------------------------------------------------------------------------
                               Raymond James           6                   0                                      0           15
                               Financial
------------------------------------------------------------------------------------------------------------------------------------
High Yield Bond                         None                                                                      0            0
------------------------------------------------------------------------------------------------------------------------------------
Income Builder                         None(b)                                                                 N/A          N/A
Basic Income
------------------------------------------------------------------------------------------------------------------------------------
Income Builder                         None(b)                                                                 N/A          N/A
Enhanced Income
------------------------------------------------------------------------------------------------------------------------------------
Income Builder                         None(b)                                                                 N/A          N/A
Moderate Income
------------------------------------------------------------------------------------------------------------------------------------
Select Value                   Gabelli & Co.           7              14,216        3.19         2.96       143,463      464,895


------------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - March 30, 2007                   Page 59

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            PERCENT OF
                                                                                             AGGREGATE
                                                                   AGGREGATE               DOLLAR AMOUNT   AGGREGATE    AGGREGATE
                                                                     DOLLAR                     OF           DOLLAR       DOLLAR
                                                                   AMOUNT OF   PERCENT OF  TRANSACTIONS     AMOUNT OF    AMOUNT OF
        FUND                                            NATURE    COMMISSIONS  AGGREGATE     INVOLVING    COMMISSIONS  COMMISSIONS
                                                          OF          PAID     BROKERAGE    PAYMENT OF        PAID         PAID
                                        BROKER        AFFILIATION  TO BROKER  COMMISSIONS   COMMISSIONS     TO BROKER   TO BROKER
                                ----------------------------------------------------------------------------------------------------
                                                                      2006                                    2005         2004
------------------------------------------------------------------------------------------------------------------------------------
Short Duration                           None                                                                     0             0
U.S. Government
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Equity                         None                                                                     0             0
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value                 Goldman Sachs & Co.         5         1,821      0.07         0.04            1,943        46,047
                                ----------------------------------------------------------------------------------------------------
                                Janney                      8             0                                       0         5,130
                                Montgomery Scott
                                ----------------------------------------------------------------------------------------------------
                                Legg Mason Wood             8             0                                   2,700             0
                                Walker, Inc.
                                ----------------------------------------------------------------------------------------------------
                                M.J. Whitman                9             0                                       0       425,573
------------------------------------------------------------------------------------------------------------------------------------
U.S. Gov't Mortgage                      None                                                                     0             0
------------------------------------------------------------------------------------------------------------------------------------
Value                                    None                                                                     0             0
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
------------------------------------------------------------------------------------------------------------------------------------
Dividend Opportunity            AEIS                        1             0                                  20,898*      217,347*
------------------------------------------------------------------------------------------------------------------------------------
Real Estate                              None                                                                     0             0(c)
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
------------------------------------------------------------------------------------------------------------------------------------
Cash Management                          None                                                                     0             0
------------------------------------------------------------------------------------------------------------------------------------
Core Bond                                None                                                                     0             0
------------------------------------------------------------------------------------------------------------------------------------
Disciplined Equity                       None                                                                     0             0
------------------------------------------------------------------------------------------------------------------------------------
Disciplined Small and                   None(d)                                                               N/A           N/A
Mid Cap Equity
------------------------------------------------------------------------------------------------------------------------------------
Disciplined Small                       None(e)                                                               N/A           N/A
Cap Value
------------------------------------------------------------------------------------------------------------------------------------
Floating Rate                           None(e)                                                               N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
Growth                          AEIS                        1             0                                  13,720*      336,098*
------------------------------------------------------------------------------------------------------------------------------------
Income Opportunities                     None                                                                     0             0
------------------------------------------------------------------------------------------------------------------------------------
Inflation Protected Securities           None                                                                     0             0
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Equity                AEIS                        1             0                                  10,214*        6,644*
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Value                 AEIS                        1             0                                     276*          595*
------------------------------------------------------------------------------------------------------------------------------------
Limited Duration Bond                    None                                                                     0             0
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
------------------------------------------------------------------------------------------------------------------------------------
California Tax-Exempt(f)                 None                                                                     0             0
------------------------------------------------------------------------------------------------------------------------------------
Diversified Bond                         None                                                                     0             0
------------------------------------------------------------------------------------------------------------------------------------
Massachusetts Tax-Exempt(f)              None                                                                     0             0
------------------------------------------------------------------------------------------------------------------------------------
Michigan Tax-Exempt(f)                   None                                                                     0             0
------------------------------------------------------------------------------------------------------------------------------------
Minnesota Tax-Exempt(f)                  None                                                                     0             0
------------------------------------------------------------------------------------------------------------------------------------
New York Tax-Exempt(f)                   None                                                                     0             0
------------------------------------------------------------------------------------------------------------------------------------
Ohio Tax-Exempt(f)                       None                                                                     0             0
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
------------------------------------------------------------------------------------------------------------------------------------
Balanced                        AEIS                        1             0                                       0         8,440*
------------------------------------------------------------------------------------------------------------------------------------
Diversified Equity Income       AEIS                        1             0                                   1,716*       73,448*
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value                   AEIS                        1             0                                       0       39,552*
------------------------------------------------------------------------------------------------------------------------------------
Strategic Allocation                     None                                                                     0             0
------------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - March 30, 2007                   Page 60

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            PERCENT OF
                                                                                             AGGREGATE
                                                                   AGGREGATE               DOLLAR AMOUNT   AGGREGATE    AGGREGATE
                                                                     DOLLAR                     OF           DOLLAR       DOLLAR
                                                                   AMOUNT OF   PERCENT OF  TRANSACTIONS     AMOUNT OF    AMOUNT OF
        FUND                                            NATURE    COMMISSIONS  AGGREGATE     INVOLVING    COMMISSIONS  COMMISSIONS
                                                          OF          PAID     BROKERAGE    PAYMENT OF        PAID         PAID
                                        BROKER        AFFILIATION  TO BROKER  COMMISSIONS   COMMISSIONS     TO BROKER   TO BROKER
                                ----------------------------------------------------------------------------------------------------
                                                                      2006                                    2005         2004
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
------------------------------------------------------------------------------------------------------------------------------------
Absolute Return                         None(g)                                                            N/A            N/A
Currency and Income
------------------------------------------------------------------------------------------------------------------------------------
Disciplined                             None(h)                                                            N/A            N/A
International Equity
------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets                         None                                                                   0              0
------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Bond                   None(i)                                                            N/A            N/A
------------------------------------------------------------------------------------------------------------------------------------
European Equity                          None                                                                   0              0
------------------------------------------------------------------------------------------------------------------------------------
Global Bond                              None                                                                   0              0
------------------------------------------------------------------------------------------------------------------------------------
Global Equity                            None                                                                   0              0
------------------------------------------------------------------------------------------------------------------------------------
Global Technology               AEIS                        1            0          0            0              0         97,718*
------------------------------------------------------------------------------------------------------------------------------------
International                   JPMorgan                    4        8,189       1.24         0.66          9,426         22,343
Aggressive Growth               Securities, Inc.
                                ----------------------------------------------------------------------------------------------------
                                Cazenove, Inc.              4            0          0            0            339              0
------------------------------------------------------------------------------------------------------------------------------------
International Equity                     None                                                                   0              0
------------------------------------------------------------------------------------------------------------------------------------
International Opportunity                None                                                                   0              0
------------------------------------------------------------------------------------------------------------------------------------
International Select Value      Sanford C.                  10           0          0            0          8,829         20,637
                                Bernstein & Co. LLC
------------------------------------------------------------------------------------------------------------------------------------
International Small Cap                  None                                                                   0              0
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
------------------------------------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt                  None                                                                   0              0
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                  AEIS                        1            0          0            0              0        17,994*
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond                          None                                                                   0              0
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt High Income                   None                                                                   0              0
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market                  None                                                                   0              0
------------------------------------------------------------------------------------------------------------------------------------

*     Represents brokerage clearing fees.

(1) American Enterprise Investment Services, Inc., a wholly-owned subsidiary of Ameriprise Financial.

(2)   Affiliate of UBS, a subadviser.

(3) Affiliate of Neuberger Berman Management, Inc., a former subadviser, terminated July 24, 2003.

(4)   Affiliate of American Century, a subadviser.

(5)   Affiliate of Goldman Sachs Asset Management, L.P., a subadviser.

(6) Affiliate of Eagle Asset Management, Inc., a former subadviser, terminated April 2005.

(7)   Affiliate of GAMCO Investors, Inc., a former subadviser, terminated
      Sept. 29, 2006.

(8)   Affiliate of Royce & Associates, LLC., a former subadviser, terminated
      April 24, 2006.

(9) Affiliate of Third Avenue Management, LLC., a former subadviser, terminated March 15, 2004.

(10)  Affiliate of AllianceBernstein, a subadviser.

(a) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(b) For the period from Feb. 16, 2006 (when shares became publicly available) to May 31, 2006.

(c) For the period from March 4, 2004 (when shares became publicly available) to June 30, 2004.

(d) For the period from May 18, 2006 (when shares became publicly available) to July 31, 2006.

(e) For the period from Feb. 16, 2006 (when shares became publicly available) to July 31, 2006.

(f)   The fund changed its fiscal year end in 2006 from June 30 to Aug. 31.
      For 2006, the information shown is for the period from July 1, 2005 through Aug. 31, 2006. For years prior to 2006, the fiscal period ended on June 30.

(g) For the period from June 15, 2006 (when the Fund became available) to Oct. 31, 2006.

(h) For the period from May 18, 2006 (when shares became publicly available) to Oct. 31, 2006.

(i) For the period from Feb. 16, 2006 (when shares became publicly available) to Oct. 31, 2006.



Statement of Additional Information - March 30, 2007                   Page 61

VALUING FUND SHARES

As of the end of the most recent fiscal period, the computation of net asset value was based on net assets divided by shares outstanding as shown in the following table. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                         TABLE 9. VALUING FUND SHARES

----------------------------------------------------------------------------------------------------------------------------------
                      FUND                                NET ASSETS        SHARES OUTSTANDING        NET ASSET VALUE OF ONE SHARE
----------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
----------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2045

   Class A                                               $400,073,034             32,781,390                                $12.20
   Class B                                                 98,479,846              8,131,609                                 12.11
   Class C                                                 12,215,638              1,011,229                                 12.08
   Class R4(a)                                                 76,765                  6,275                                 12.23

----------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Conservative

   Class A                                                 82,673,511              7,926,810                                 10.43
   Class B                                                 35,957,945              3,458,347                                 10.40
   Class C                                                  5,208,785                500,413                                 10.41
   Class R4(a)                                                 23,731                  2,296                                 10.34

----------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate

   Class A                                                600,269,888             52,846,837                                 11.36
   Class B                                                188,670,967             16,679,954                                 11.31
   Class C                                                 27,189,749              2,401,836                                 11.32
   Class R4(a)                                                111,556                  9,835                                 11.34

----------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Aggressive

   Class A                                                801,243,094             68,285,569                                 11.73
   Class B                                                202,093,816             17,295,309                                 11.68
   Class C                                                 25,618,875              2,193,231                                 11.68
   Class R4(a)                                                339,106                 28,867                                 11.75

----------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Conservative

   Class A                                                197,884,478             18,243,067                                 10.85
   Class B                                                 70,978,040              6,562,786                                 10.82
   Class C                                                 12,991,707              1,200,747                                 10.82
   Class R4(a)                                                 28,252                  2,615                                 10.80

----------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Total Equity

   Class A                                                364,207,385             28,873,885                                 12.61
   Class B                                                 91,174,410              7,283,997                                 12.52
   Class C                                                 11,361,042                909,754                                 12.49
   Class R4(a)                                                194,364                 15,365                                 12.65

----------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index

   Class D                                                 57,268,626             10,342,190                                  5.54
   Class E                                                241,190,686             43,377,282                                  5.56

----------------------------------------------------------------------------------------------------------------------------------
Small Company Index

   Class A                                                834,954,281             99,373,376                                  8.40
   Class B                                                229,997,889             30,755,493                                  7.48
   Class R4(a)                                             10,300,727              1,199,527                                  8.59

----------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - March 30, 2007                   Page 62

----------------------------------------------------------------------------------------------------------------------------------
                      FUND                                NET ASSETS        SHARES OUTSTANDING        NET ASSET VALUE OF ONE SHARE
----------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
----------------------------------------------------------------------------------------------------------------------------------
Equity Value
   Class A                                                 927,894,821              76,298,569                               12.16
   Class B                                                 225,717,690              18,518,112                               12.19
   Class C                                                   3,752,762                 310,331                               12.09
   Class I                                                      13,028                   1,070                               12.18
   Class Y                                                  12,817,996               1,053,127                               12.17
----------------------------------------------------------------------------------------------------------------------------------
Precious Metals and Mining
   Class A                                                  87,002,631               5,904,662                               14.73
   Class B                                                  20,298,893               1,456,935                               13.93
   Class C                                                   1,914,924                 138,680                               13.81
   Class I                                                      14,701                     989                               14.86
   Class Y                                                      77,459                   5,212                               14.86
----------------------------------------------------------------------------------------------------------------------------------
Small Cap Advantage
   Class A                                                 603,322,076              83,470,357                                7.23
   Class B                                                 200,000,182              29,548,837                                6.77
   Class C                                                  12,052,669               1,780,485                                6.77
   Class I                                                  13,079,545               1,769,704                                7.39
   Class Y                                                     862,334                 117,713                                7.33
----------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth
   Class A                                                 148,638,914              27,402,154                                5.42
   Class B                                                  63,046,718              12,094,723                                5.21
   Class C                                                   6,026,458               1,155,756                                5.21
   Class I                                                  18,742,088               3,403,180                                5.51
   Class Y                                                     293,170                  53,658                                5.46
----------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
----------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2010                                          N/A                    N/A                               N/A
----------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2015                                          N/A                    N/A                               N/A
----------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2020                                          N/A                    N/A                               N/A
----------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2025                                          N/A                    N/A                               N/A
----------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2030                                          N/A                    N/A                               N/A
----------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2035                                          N/A                    N/A                               N/A
----------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2040                                          N/A                    N/A                               N/A
----------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2045                                          N/A                    N/A                               N/A
----------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
----------------------------------------------------------------------------------------------------------------------------------
Aggressive Growth
   Class A                                                 417,938,522              50,038,917                                8.35
   Class B                                                 119,066,739              14,580,903                                8.17
   Class C                                                   1,962,794                 240,391                                8.17
   Class I                                                  74,482,579               8,841,560                                8.42
   Class Y                                                     111,863                  13,331                                8.39
----------------------------------------------------------------------------------------------------------------------------------
Fundamental Growth
   Class A                                                  20,450,998               3,360,217                                6.09
   Class B                                                   7,294,807               1,228,621                                5.94
   Class C                                                     612,756                 103,093                                5.94
   Class I                                                 136,879,180              22,283,868                                6.14
   Class Y                                                      41,335                   6,741                                6.13
----------------------------------------------------------------------------------------------------------------------------------
Fundamental Value
   Class A                                                 740,994,065             122,459,397                                6.05
   Class B                                                 281,336,084              47,798,821                                5.89
   Class C                                                  18,027,515               3,051,330                                5.91
   Class I                                                  85,711,567              14,037,723                                6.11
   Class Y                                                     773,060                 127,109                                6.08
----------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - March 30, 2007                   Page 63

----------------------------------------------------------------------------------------------------------------------------------
                      FUND                                NET ASSETS        SHARES OUTSTANDING        NET ASSET VALUE OF ONE SHARE
----------------------------------------------------------------------------------------------------------------------------------
High Yield Bond
   Class A                                               1,535,483,470             530,995,227                                2.89
   Class B                                                 432,579,549             149,692,333                                2.89
   Class C                                                  27,857,618               9,696,262                                2.87
   Class I                                                  24,008,981               8,308,786                                2.89
   Class Y                                                     715,095                 247,523                                2.89
----------------------------------------------------------------------------------------------------------------------------------
Income Builder Basic Income
   Class A                                                  19,244,987               1,927,394                                9.98
   Class B                                                   4,751,862                 476,470                                9.97
   Class C                                                     698,459                  69,950                                9.99
   Class Y                                                      44,896                   4,495                                9.99
----------------------------------------------------------------------------------------------------------------------------------
Income Builder Enhanced Income
   Class A                                                  49,638,491               4,981,799                                9.96
   Class B                                                   9,581,422                 962,358                                9.96
   Class C                                                   2,082,761                 209,114                                9.96
   Class Y                                                      32,268                   3,238                                9.97
----------------------------------------------------------------------------------------------------------------------------------
Income Builder Moderate Income
   Class A                                                  56,738,487               5,686,176                                9.98
   Class B                                                  10,243,754               1,028,294                                9.96
   Class C                                                   1,913,540                 191,872                                9.97
   Class Y                                                      39,605                   3,967                                9.98
----------------------------------------------------------------------------------------------------------------------------------
Select Value
   Class A                                                 462,618,574              63,621,494                                7.27
   Class B                                                 151,084,709              21,400,655                                7.06
   Class C                                                   9,685,589               1,371,804                                7.06
   Class I                                                  13,011,082               1,767,912                                7.36
   Class Y                                                      81,330                  11,117                                7.32
----------------------------------------------------------------------------------------------------------------------------------
Short Duration U.S. Government
   Class A                                                 640,796,129             136,877,022                                4.68
   Class B                                                 338,374,051              72,270,651                                4.68
   Class C                                                  14,524,073               3,102,467                                4.68
   Class I                                                  62,447,956              13,322,741                                4.69
   Class Y                                                  18,582,745               3,968,098                                4.68
----------------------------------------------------------------------------------------------------------------------------------
Small Cap Equity
   Class A                                                 301,740,278              50,185,615                                6.01
   Class B                                                  60,305,938              10,418,435                                5.79
   Class C                                                   4,028,030                 696,761                                5.78
   Class I                                                  13,723,448               2,252,911                                6.09
   Class Y                                                   3,785,809                 623,527                                6.07
----------------------------------------------------------------------------------------------------------------------------------
Small Cap Value
   Class A                                                 684,925,134             102,738,724                                6.67
   Class B                                                 295,732,446              45,754,001                                6.46
   Class C                                                  19,259,021               2,974,187                                6.48
   Class I                                                  12,568,001               1,860,614                                6.75
   Class Y                                                     243,580                  36,297                                6.71
----------------------------------------------------------------------------------------------------------------------------------
U.S. Government Mortgage
   Class A                                                 126,321,891              25,654,153                                4.92
   Class B                                                  64,490,312              13,091,553                                4.93
   Class C                                                   6,740,180               1,368,131                                4.93
   Class I                                                   6,171,017               1,254,745                                4.92
   Class Y                                                  34,633,492               7,037,905                                4.92
----------------------------------------------------------------------------------------------------------------------------------
Value
   Class A                                                 221,591,869              41,066,770                                5.40
   Class B                                                 106,232,019              20,212,427                                5.26
   Class C                                                   7,160,611               1,358,478                                5.27
   Class I                                                  87,436,522              16,078,349                                5.44
   Class Y                                                     118,717                  21,893                                5.42
----------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - March 30, 2007                   Page 64

----------------------------------------------------------------------------------------------------------------------------------
                      FUND                                NET ASSETS        SHARES OUTSTANDING        NET ASSET VALUE OF ONE SHARE
----------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
----------------------------------------------------------------------------------------------------------------------------------
Dividend Opportunity
   Class A                                                 906,971,478             115,786,940                                7.83
   Class B                                                 274,504,819              35,285,690                                7.78
   Class C                                                  14,574,762               1,874,964                                7.77
   Class I                                                  45,885,824               5,846,870                                7.85
   Class Y                                                     904,278                 115,208                                7.85
----------------------------------------------------------------------------------------------------------------------------------
Real Estate
   Class A                                                 106,759,679               6,978,620                               15.30
   Class B                                                  26,621,803               1,751,718                               15.20
   Class C                                                   1,607,303                 105,752                               15.20
   Class I                                                  57,039,643               3,721,231                               15.33
   Class Y                                                     235,492                  15,433                               15.26
----------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
----------------------------------------------------------------------------------------------------------------------------------
Cash Management
   Class A                                               3,692,186,974           3,690,335,608                                1.00
   Class B                                                 102,977,657             103,122,495                                1.00
   Class C                                                   2,505,203               2,504,691                                1.00
   Class I                                                  63,330,870              63,304,092                                1.00
   Class Y                                                  83,702,809              83,724,233                                1.00
----------------------------------------------------------------------------------------------------------------------------------
Core Bond
   Class A                                                  36,444,626               3,852,039                                9.46
   Class B                                                  10,873,923               1,148,606                                9.47
   Class C                                                     571,721                  60,377                                9.47
   Class I                                                 174,472,816              18,462,593                                9.45
   Class Y                                                     101,354                  10,714                                9.46
----------------------------------------------------------------------------------------------------------------------------------
Disciplined Equity
   Class A                                               1,367,875,719             203,067,775                                6.74
   Class B                                                  73,443,835              11,039,576                                6.65
   Class C                                                   2,713,393                 408,104                                6.65
   Class I                                                 252,289,749              37,225,107                                6.78
   Class Y                                                 224,143,502              33,166,659                                6.76
----------------------------------------------------------------------------------------------------------------------------------
Disciplined Small and Mid Cap Equity
   Class A                                                   9,296,475               1,039,096                                8.95
   Class B                                                      37,166                   4,160                                8.93
   Class C                                                       8,931                   1,000                                8.93
   Class I                                                      60,937                   6,809                                8.95
   Class Y                                                      10,415                   1,164                                8.95
----------------------------------------------------------------------------------------------------------------------------------
Disciplined Small Cap Value
   Class A                                                  11,292,945               1,156,138                                9.77
   Class B                                                     232,254                  23,871                                9.73
   Class C                                                      28,867                   2,966                                9.73
   Class I                                                   3,192,276                 326,326                                9.78
   Class Y                                                       9,774                   1,000                                9.77
----------------------------------------------------------------------------------------------------------------------------------
Floating Rate
   Class A                                                 188,670,468              18,775,287                               10.05
   Class B                                                  22,712,533               2,260,218                               10.05
   Class C                                                   6,246,038                 621,541                               10.05
   Class I                                                  58,941,954               5,867,379                               10.05
   Class Y                                                      39,240                   3,906                               10.05
----------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - March 30, 2007                   Page 65

----------------------------------------------------------------------------------------------------------------------------------
                      FUND                                NET ASSETS        SHARES OUTSTANDING        NET ASSET VALUE OF ONE SHARE
----------------------------------------------------------------------------------------------------------------------------------
Growth
   Class A                                               2,350,963,254              82,166,864                               28.61
   Class B                                                 462,284,256              17,737,114                               26.06
   Class C                                                  18,728,947                 718,480                               26.07
   Class I                                                 255,882,653               8,730,515                               29.31
   Class Y                                                 265,173,004               9,103,369                               29.13
----------------------------------------------------------------------------------------------------------------------------------
Income Opportunities
   Class A                                                 193,826,099              19,193,076                               10.10
   Class B                                                  56,859,933               5,632,539                               10.09
   Class C                                                   5,758,331                 570,511                               10.09
   Class I                                                  92,818,603               9,178,858                               10.11
   Class Y                                                     330,981                  32,755                               10.10
----------------------------------------------------------------------------------------------------------------------------------
Inflation Protected Securities
   Class A                                                  93,669,588               9,649,345                                9.71
   Class B                                                  34,339,164               3,539,225                                9.70
   Class C                                                   2,904,301                 299,314                                9.70
   Class I                                                 147,737,154              15,221,186                                9.71
   Class Y                                                   2,043,173                 210,530                                9.70
----------------------------------------------------------------------------------------------------------------------------------
Large Cap Equity
   Class A                                               5,460,885,070           1,010,532,146                                5.40
   Class B                                               1,169,108,420             220,862,389                                5.29
   Class C                                                  34,951,011               6,589,829                                5.30
   Class I                                                 105,402,088              19,384,483                                5.44
   Class Y                                               1,068,831,758             195,574,986                                5.47
----------------------------------------------------------------------------------------------------------------------------------
Large Cap Value
   Class A                                                  62,855,365              10,692,320                                5.88
   Class B                                                  18,984,583               3,261,457                                5.82
   Class C                                                   1,108,078                 190,515                                5.82
   Class I                                                  13,208,587               2,234,787                                5.91
   Class Y                                                      33,938                   5,753                                5.90
----------------------------------------------------------------------------------------------------------------------------------
Limited Duration Bond
   Class A                                                  71,486,220               7,469,159                                9.57
   Class B                                                  15,185,460               1,587,239                                9.57
   Class C                                                   1,635,940                 171,057                                9.56
   Class I                                                  65,611,060               6,852,982                                9.57
   Class Y                                                       9,570                   1,000                                9.57
----------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
----------------------------------------------------------------------------------------------------------------------------------

California Tax-Exempt(b)

   Class A                                                 170,289,094              32,979,699                                5.16
   Class B                                                   8,771,389               1,699,853                                5.16
   Class C                                                   2,177,694                 421,234                                5.17
----------------------------------------------------------------------------------------------------------------------------------
Diversified Bond
   Class A                                               2,013,110,199             422,021,713                                4.77
   Class B                                                 401,897,200              84,250,141                                4.77
   Class C                                                  17,292,094               3,624,635                                4.77
   Class I                                                 275,800,310              57,740,014                                4.78
   Class Y                                                 172,667,879              36,202,020                                4.77
----------------------------------------------------------------------------------------------------------------------------------

Massachusetts Tax-Exempt(b)

   Class A                                                  48,768,545               9,154,223                                5.33
   Class B                                                   9,072,094               1,703,066                                5.33
   Class C                                                     798,191                 149,911                                5.32
----------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - March 30, 2007                   Page 66

----------------------------------------------------------------------------------------------------------------------------------
                      FUND                                NET ASSETS        SHARES OUTSTANDING        NET ASSET VALUE OF ONE SHARE
----------------------------------------------------------------------------------------------------------------------------------

Michigan Tax-Exempt(b)

   Class A                                                  45,706,641               8,698,092                                5.25
   Class B                                                   2,650,676                 504,169                                5.26
   Class C                                                   1,415,848                 269,384                                5.26
----------------------------------------------------------------------------------------------------------------------------------

Minnesota Tax-Exempt(b)

   Class A                                                 308,554,161              58,516,172                                5.27
   Class B                                                  29,477,245               5,589,082                                5.27
   Class C                                                   8,150,812               1,545,590                                5.27
----------------------------------------------------------------------------------------------------------------------------------

New York Tax-Exempt(b)

   Class A                                                  63,093,671              12,494,210                                5.05
   Class B                                                   6,828,613               1,352,374                                5.05
   Class C                                                   1,148,771                 227,499                                5.05
----------------------------------------------------------------------------------------------------------------------------------

Ohio Tax-Exempt(b)

   Class A                                                  42,239,331               8,027,783                                5.26
   Class B                                                   4,990,875                 948,475                                5.26
   Class C                                                   1,494,472                 283,946                                5.26
----------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
----------------------------------------------------------------------------------------------------------------------------------
Balanced
   Class A                                                 958,862,290              91,158,363                               10.52
   Class B                                                  69,852,644               6,683,948                               10.45
   Class C                                                   4,204,946                 402,589                               10.44
   Class Y                                                 139,181,201              13,233,867                               10.52
----------------------------------------------------------------------------------------------------------------------------------
Diversified Equity Income
   Class A                                               5,432,695,767             414,854,489                               13.10
   Class B                                               1,208,096,254              92,172,558                               13.11
   Class C                                                  86,482,609               6,608,956                               13.09
   Class I                                                 133,039,278              10,165,129                               13.09
   Class Y                                                  95,527,571               7,288,120                               13.11
----------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value
   Class A                                               1,443,445,703             158,235,901                                9.12
   Class B                                                 296,980,090              33,415,191                                8.89
   Class C                                                  26,549,537               2,986,537                                8.89
   Class I                                                  17,952,154               1,942,703                                9.24
   Class Y                                                  45,294,773               4,928,660                                9.19
----------------------------------------------------------------------------------------------------------------------------------
Strategic Allocation
   Class A                                               1,209,435,158             112,183,002                               10.78
   Class B                                                 146,396,175              13,691,129                               10.69
   Class C                                                  22,536,506               2,114,752                               10.66
   Class Y                                                  13,780,810               1,277,961                               10.78
----------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
----------------------------------------------------------------------------------------------------------------------------------
Absolute Return Currency and Income
   Class A                                                  10,053,611                 996,000                               10.09
   Class B                                                      10,093                   1,000                               10.09
   Class C                                                      10,093                   1,000                               10.09
   Class I                                                  68,129,549               6,743,149                               10.10

   Class R4(a)                                                  10,094                   1,000                               10.09

   Class W                                                         N/A                     N/A                                 N/A
----------------------------------------------------------------------------------------------------------------------------------
Disciplined International Equity
   Class A                                                  10,874,410               1,107,013                                9.82
   Class B                                                     190,838                  19,499                                9.79
   Class C                                                      31,275                   3,195                                9.79
   Class I                                                  62,926,083               6,399,203                                9.83

   Class R4(a)                                                  11,885                   1,209                                9.83

   Class W                                                         N/A                     N/A                                 N/A
----------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - March 30, 2007                   Page 67

----------------------------------------------------------------------------------------------------------------------------------
                      FUND                                NET ASSETS        SHARES OUTSTANDING        NET ASSET VALUE OF ONE SHARE
----------------------------------------------------------------------------------------------------------------------------------
Emerging Markets
   Class A                                                 425,229,317              37,571,472                               11.32
   Class B                                                  76,605,821               7,204,484                               10.63
   Class C                                                   4,798,555                 450,159                               10.66
   Class I                                                  41,144,243               3,576,427                               11.50

   Class R4(a)                                               5,734,130                 498,653                               11.50

----------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Bond
   Class A                                                  11,663,305               1,147,539                               10.16
   Class B                                                     510,005                  50,209                               10.16
   Class C                                                      38,734                   3,818                               10.15
   Class I                                                  47,400,407               4,663,886                               10.16

   Class R4(a)                                                  14,378                   1,415                               10.16

   Class W                                                         N/A                     N/A                                 N/A
----------------------------------------------------------------------------------------------------------------------------------
European Equity
   Class A                                                  85,143,488              15,798,323                                5.39
   Class B                                                  29,438,905               5,546,040                                5.31
   Class C                                                   1,489,197                 280,865                                5.30
   Class I                                                      15,461                   2,865                                5.40

   Class R4(a)                                                   4,340                     802                                5.41

----------------------------------------------------------------------------------------------------------------------------------
Global Bond
   Class A                                                 276,081,128              41,822,802                                6.60
   Class B                                                  63,316,660               9,495,713                                6.67
   Class C                                                   3,116,080                 470,447                                6.62
   Class I                                                 144,623,214              21,955,114                                6.59

   Class R4(a)                                                  80,561                  12,204                                6.60

   Class W                                                         N/A                     N/A                                 N/A
----------------------------------------------------------------------------------------------------------------------------------
Global Equity
   Class A                                                 608,153,308              80,859,119                                7.52
   Class B                                                 110,122,992              15,600,152                                7.06
   Class C                                                   5,663,445                 807,287                                7.02
   Class R2                                                        N/A                     N/A                                 N/A
   Class R3                                                        N/A                     N/A                                 N/A

   Class R4(a)                                               9,464,690               1,246,167                                7.60

   Class R5                                                        N/A                     N/A                                 N/A
   Class W                                                         N/A                     N/A                                 N/A
----------------------------------------------------------------------------------------------------------------------------------
Global Technology
   Class A                                                 122,944,396              50,874,610                                2.42
   Class B                                                  42,498,835              20,342,056                                2.09
   Class C                                                   3,415,678               1,630,088                                2.10
   Class I                                                      14,460                   5,882                                2.46

   Class R4(a)                                                 544,605                 223,793                                2.43

----------------------------------------------------------------------------------------------------------------------------------
International Aggressive Growth
   Class A                                                 293,775,958              31,171,014                                9.42
   Class B                                                  66,512,481               7,289,751                                9.12
   Class C                                                   4,436,253                 486,251                                9.12
   Class I                                                 127,665,491              13,394,495                                9.53

   Class R4(a)                                                 830,516                  87,614                                9.48

----------------------------------------------------------------------------------------------------------------------------------
International Equity
   Class A                                                  99,431,354              11,739,511                                8.47
   Class B                                                  25,438,560               3,052,687                                8.33
   Class C                                                   1,752,171                 210,053                                8.34
   Class I                                                  68,401,947               8,030,624                                8.52

   Class R4(a)                                                 208,406                  24,590                                8.48

----------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - March 30, 2007                   Page 68

----------------------------------------------------------------------------------------------------------------------------------
                      FUND                                NET ASSETS        SHARES OUTSTANDING        NET ASSET VALUE OF ONE SHARE
----------------------------------------------------------------------------------------------------------------------------------
International Opportunity
   Class A                                                 464,197,404              48,662,459                                9.54
   Class B                                                  77,061,945               8,313,137                                9.27
   Class C                                                   3,350,335                 364,611                                9.19
   Class I                                                 105,055,917              10,892,334                                9.64
   Class R2                                                        N/A                     N/A                                 N/A
   Class R3                                                        N/A                     N/A                                 N/A

   Class R4(a)                                                 814,767                  83,796                                9.72

   Class R5                                                        N/A                     N/A                                 N/A
----------------------------------------------------------------------------------------------------------------------------------
International Select Value
   Class A                                               1,541,660,931             140,143,797                               11.00
   Class B                                                 380,209,275              35,755,399                               10.63
   Class C                                                  25,603,920               2,411,018                               10.62
   Class I                                                  89,262,817               8,020,468                               11.13

   Class R4(a)                                               1,779,472                 160,592                               11.08

----------------------------------------------------------------------------------------------------------------------------------
International Small Cap
   Class A                                                  66,757,092               7,136,008                                9.35
   Class B                                                  16,957,050               1,862,179                                9.11
   Class C                                                     992,519                 108,850                                9.12
   Class I                                                  15,421,576               1,630,325                                9.46

   Class R4(a)                                                 105,171                  11,180                                9.41

----------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
----------------------------------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt
   Class A                                                  79,222,404              14,870,237                                5.33
   Class B                                                  10,105,406               1,898,265                                5.32
   Class C                                                   3,889,860                 730,718                                5.32
   Class Y                                                       1,287                     243                                5.30
----------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth
   Class A                                               1,092,797,106              75,865,923                               14.40
   Class B                                                 207,104,427              15,809,072                               13.10
   Class C                                                   8,971,125                 684,902                               13.10
   Class I                                                       5,584                     379                               14.73

   Class R4(a)                                              28,734,870               1,966,443                               14.61

----------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond
   Class A                                                 788,062,658             202,199,047                                3.90
   Class B                                                  42,861,116              10,998,990                                3.90
   Class C                                                   6,544,550               1,678,589                                3.90
   Class Y                                                       3,320                     852                                3.90
----------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt High Income
   Class A                                               3,042,227,492             684,487,152                                4.44
   Class B                                                 126,941,031              28,569,339                                4.44
   Class C                                                  17,942,164               4,035,449                                4.45
   Class Y                                                       2,005                     451                                4.45
----------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
----------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market                                    117,705,960             117,733,876                                1.00
----------------------------------------------------------------------------------------------------------------------------------


(a)   Effective Dec. 11, 2006 Class Y was renamed Class R4.

(b)   The fund changed its fiscal year end in 2006 from June 30 to Aug. 31.
      The information shown is as of Aug. 31, 2006.



Statement of Additional Information - March 30, 2007                   Page 69

FOR FUNDS OTHER THAN MONEY MARKET FUNDS. In determining net assets before shareholder transactions, a fund's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

      o Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

      o Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

      o Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

      o Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

      o Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

      o Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars utilizing spot exchange rates at the close of regular trading on the NYSE.

      o Occasionally, events affecting the value of securities occur between the time the primary market on which the securities are traded closes and the close of the Exchange. If events materially affect the value of securities, the securities will be valued at their fair value according to procedures decided upon in good faith by the Board. This occurs most commonly with foreign securities, but may occur in other cases. The fair value of a security is likely to be different from the quoted or published price.

      o Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

      o Securities without a readily available market price and securities for which the price quotations or valuations received from other sources are deemed unreliable or not reflective of market value are valued at fair value as determined in good faith by the Board. The Board is responsible for selecting methods it believes provide fair value.

      o When possible, bonds are valued by a pricing service independent from the funds. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

The assets of funds-of-funds consist primarily of shares of the underlying funds, which are valued at their NAVs. Other securities held by funds-of-funds are valued as described above.

FOR MONEY MARKET FUNDS. In accordance with Rule 2a-7 of the 1940 Act, all of the securities in the fund's portfolio are valued at amortized cost. The amortized cost method of valuation is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date. Amortized cost does not take into consideration unrealized capital gains or losses.



Statement of Additional Information - March 30, 2007                   Page 70

The Board has established procedures designed to stabilize the fund's price per share for purposes of sales and redemptions at $1, to the extent that it is reasonably possible to do so. These procedures include review of the fund's securities by the Board, at intervals deemed appropriate by it, to determine whether the fund's net asset value per share computed by using available market quotations deviates from a share value of $1 as computed using the amortized cost method. The Board must consider any deviation that appears and, if it exceeds 0.5%, it must determine what action, if any, needs to be taken. If the Board determines a deviation exists that may result in a material dilution of the holdings of current shareholders or investors, or in any other unfair consequences for shareholders, it must undertake remedial action that it deems necessary and appropriate. Such action may include withholding dividends, calculating net asset value per share for purposes of sales and redemptions using available market quotations, making redemptions in kind, and selling securities before maturity in order to realize capital gains or losses or to shorten average portfolio maturity.

While the amortized cost method provides certainty and consistency in portfolio valuation, it may result in valuations of securities that are either somewhat higher or lower than the prices at which the securities could be sold. This means that during times of declining interest rates the yield on the fund's shares may be higher than if valuations of securities were made based on actual market prices and estimates of market prices. Accordingly, if using the amortized cost method were to result in a lower portfolio value, a prospective investor in the fund would be able to obtain a somewhat higher yield than the investor would get if portfolio valuations were based on actual market values. Existing shareholders, on the other hand, would receive a somewhat lower yield than they would otherwise receive. The opposite would happen during a period of rising interest rates.

PORTFOLIO HOLDINGS DISCLOSURE

Each fund's Board and the investment manager believe that the investment ideas of the investment manager with respect to management of a fund should benefit the fund and its shareholders, and do not want to afford speculators an opportunity to profit by anticipating fund trading strategies or by using fund portfolio holdings information for stock picking. However, each fund's Board also believes that knowledge of the fund's portfolio holdings can assist shareholders in monitoring their investments, making asset allocation decisions, and evaluating portfolio management techniques.

Each fund's Board has therefore adopted the investment manager's policies and approved the investment manager's procedures, including the investment manager's oversight of subadviser practices, relating to disclosure of the fund's portfolio securities. These policies and procedures are intended to protect the confidentiality of fund portfolio holdings information and generally prohibit the release of such information until such information is made public, unless such persons have been authorized to receive such information on a selective basis, as described below. It is the policy of the fund not to provide or permit others to provide holdings information on a selective basis, and the investment manager does not intend to selectively disclose holdings information or expect that such holdings information will be selectively disclosed, except where necessary for the fund's operation or where there are legitimate business purposes for doing so and, in any case, where conditions are met that are designed to protect the interests of the fund and its shareholders. Although the investment manager seeks to limit the selective disclosure of portfolio holdings information and such selective disclosure is monitored under the fund's compliance program for conformity with the policies and procedures, there can be no assurance that these policies will protect the fund from the potential misuse of holdings information by individuals or firms in possession of that information. Under no circumstances may the investment manager, its affiliates or any employee thereof receive any consideration or compensation for disclosing such holdings information.

A complete schedule of each fund's portfolio holdings is available semi-annually and annually in shareholder reports filed on Form N-CSR and, after the first and third fiscal quarters, in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC in accordance with federal securities laws and are generally available within sixty (60) days of the end of a fund's fiscal quarter, on the SEC's website. Once holdings information is filed with the SEC, it will also be posted on the funds' website (riversource.com/funds), and it may be mailed, e-mailed or otherwise transmitted to any person.


Statement of Additional Information - March 30, 2007                   Page 71

In addition, the investment manager makes publicly available information regarding a fund's top ten holdings (including name and percentage of a fund's assets invested in each such holding) and the percentage breakdown of a fund's investments by country, sector and industry, as applicable. This holdings information is generally made available through the website, marketing communications (including printed advertisements and sales literature), and/or telephone customer service centers that support the fund. This holdings information is generally as of a month-end and is not released until it is at least thirty (30) days old.

From time to time, the investment manager may make partial or complete fund holdings information that is not publicly available on the website or otherwise available in advance of the time restrictions noted above (1) to its affiliated and unaffiliated service providers that require the information in the normal course of business in order to provide services to the fund (including, without limitation entities identified by name in the fund's prospectus or this SAI, such as custodians, auditors, subadvisers, financial printers (Cenveo, Inc., Vestek), pricing services (including Reuters Pricing Service, FT Interactive Data Corporation, Bear Stearns Pricing Service, and Kenny S&P), proxy voting services (Institutional Shareholder Services), and companies that deliver or support systems that provide analytical or statistical information (including Factset Research Systems, Bloomberg, L.P.),
(2) to facilitate the review and/or rating of the fund by ratings and rankings agencies (including Morningstar, Inc., Thomson Financial and Lipper Inc.), (3) entities that provide trading, research or other investment related services (including Citigroup, Lehman Brothers Holdings, Merrill Lynch & Co., and Morgan Stanley), and (4) fund intermediaries that include the funds in discretionary wrap or other investment programs that request such information in order to support the services provided to investors in the programs. In such situations, the information is released subject to confidentiality agreements, duties imposed under applicable policies and procedures (for example, applicable codes of ethics) designed to prevent the misuse of confidential information, general duties under applicable laws and regulations, or other such duties of confidentiality. In addition, the fund discloses holdings information as required by federal or state securities laws, and may disclose holdings information in response to requests by governmental authorities.

Each fund's Board has adopted the policies of the investment manager and approved the procedures Ameriprise Financial has established to ensure that the fund's holdings information is only disclosed in accordance with these policies. Before any selective disclosure of holdings information is permitted, the person seeking to disclose such holdings information must submit a written request to the Portfolio Holdings Committee ("PHC"). The PHC is comprised of members from the investment manager's General Counsel's Office, Compliance, and Communications. The PHC has been authorized by the fund's Board to perform an initial review of requests for disclosure of holdings information to evaluate whether there is a legitimate business purpose for selective disclosure, whether selective disclosure is in the best interests of a fund and its shareholders, to consider any potential conflicts of interest between the fund, the investment manager, and its affiliates, and to safeguard against improper use of holdings information. Factors considered in this analysis are whether the recipient has agreed to or has a duty to keep the holdings information confidential and whether risks have been mitigated such that the recipient has agreed or has a duty to use the holdings information only as necessary to effectuate the purpose for which selective disclosure was authorized, including a duty not to trade on such information. Before portfolio holdings may be selectively disclosed, requests approved by the PHC must also be authorized by a fund's Chief Compliance Officer or the fund's General Counsel. On at least an annual basis the PHC reviews the approved recipients of selective disclosure and, where appropriate, requires a resubmission of the request, in order to re-authorize any ongoing arrangements. These procedures are intended to be reasonably designed to protect the confidentiality of fund holdings information and to prohibit their release to individual investors, institutional investors, intermediaries that distribute the fund's shares, and other parties, until such holdings information is made public or unless such persons have been authorized to receive such holdings information on a selective basis, as set forth above.

Although the investment manager has set up these procedures to monitor and control selective disclosure of holdings information, there can be no assurance that these procedures will protect a fund from the potential misuse of holdings information by individuals or firms in possession of that information.



Statement of Additional Information - March 30, 2007                   Page 72

PROXY VOTING


GENERAL GUIDELINES, POLICIES AND PROCEDURES

The funds uphold a long tradition of supporting sound and principled corporate governance. For over 30 years, the Board, which consists of a majority of independent Board members, has determined policies and voted proxies. The funds' investment manager, RiverSource Investments, and the funds' administrator, Ameriprise Financial, provide support to the Board in connection with the proxy voting process.

GENERAL GUIDELINES

CORPORATE GOVERNANCE MATTERS - The Board supports proxy proposals that it believes are tied to the interests of shareholders and votes against proxy proposals that appear to entrench management. For example:

      o The Board generally votes in favor of proposals for an independent chairman or, if the chairman is not independent, in favor of a lead independent director.

      o The Board supports annual election of all directors and proposals to eliminate classes of directors.

      o In a routine election of directors, the Board will generally vote with management's recommendations because the Board believes that management and nominating committees of independent directors are in the best position to know what qualifications are required of directors to form an effective board. However, the Board will generally vote against a nominee who has been assigned to the audit, compensation, or nominating committee if the nominee is not independent of management based on established criteria. The Board will also withhold support for any director who fails to attend 75% of meetings and, in general, will vote against nominees who are determined to have been involved in options backdating.

      o The Board generally supports proposals requiring director nominees to receive a majority of affirmative votes cast in order to be elected to the board, and opposes cumulative voting based on the view that each director elected should represent the interests of all shareholders.

      o Votes in a contested election of directors are evaluated on a case-by-case basis. In general, the Board believes that incumbent management and nominating committees, with access to more and better information, are in the best position to make strategic business decisions. However, the Board will consider an opposing slate if it makes a compelling business case for leading the company in a new direction.

SHAREHOLDER RIGHTS PLANS - The Board generally supports shareholder rights plans based on a belief that such plans force uninvited bidders to negotiate with a company's board. The Board believes these negotiations allow time for the company to maximize value for shareholders by forcing a higher premium from a bidder, attracting a better bid from a competing bidder or allowing the company to pursue its own strategy for enhancing shareholder value. The Board supports proposals to submit shareholder rights plans to shareholders and supports limiting the vote required for approval of such plans to a majority of the votes cast.

AUDITORS - The Board values the independence of auditors based on established criteria. The Board supports a reasonable review of matters that may raise concerns regarding an auditor's service that may cause the Board to vote against a management recommendation, including, for example, auditor involvement in significant financial restatements, options backdating, material weaknesses in control, attempts to limit auditor liability or situations where independence has been compromised.

STOCK OPTION PLANS AND OTHER MANAGEMENT COMPENSATION ISSUES - The Board expects company management to give thoughtful consideration to providing competitive long-term employee incentives directly tied to the interest of shareholders. The Board votes against proxy proposals that it believes dilute shareholder value excessively.


Statement of Additional Information - March 30, 2007                   Page 73

The Board believes that equity compensation awards can be a useful tool, when not abused, for retaining employees and giving them incentives to engage in conduct that will improve the performance of the company. In this regard, the Board generally favors minimum holding periods of stock obtained by senior management pursuant to an option plan and will vote against compensation plans for executives that it deems excessive.

SOCIAL AND CORPORATE POLICY ISSUES - The Board believes proxy proposals should address the business interests of the corporation. Shareholder proposals sometime seek to have the company disclose or amend certain business practices based purely on social or environmental issues rather than compelling business arguments. In general, the Board recognizes our fund shareholders are likely to have differing views of social and environmental issues and believes that these matters are primarily the responsibility of a company's management and its board of directors.

POLICIES AND PROCEDURES

The policy of the Board is to vote all proxies of the companies in which a fund holds investments. Because of the volume and complexity of the proxy voting process, including inherent inefficiencies in the process that are outside the control of the Board or the Proxy Team (below), not all proxies may be voted. The Board has implemented policies and procedures that have been reasonably designed to vote proxies and to ensure that there are no conflicts between interests of a fund's shareholders and those of the funds' principal underwriters, RiverSource Investments, or other affiliated persons. In exercising its proxy voting responsibilities, the Board may rely upon the research or recommendations of one or more third party service providers.

The administration of the proxy voting process is handled by the RiverSource Proxy Administration Team ("Proxy Team"). In exercising its responsibilities, the Proxy Team may rely upon one or more third party service providers. The Proxy Team assists the Board in identifying situations where its guidelines do not clearly require a vote in a particular manner and assists in researching matters and making voting recommendations. RiverSource Investments may recommend that a proxy be voted in a manner contrary to the Board's guidelines. In making recommendations to the Board about voting on a proposal, the investment manager relies on its own investment personnel (or the investment personnel of a fund's subadviser(s)) and information obtained from an independent research firm. The investment manager makes the recommendation in writing. The process requires that Board members who are independent from the investment manager consider the recommendation and decide how to vote the proxy proposal or establish a protocol for voting the proposal.

On an annual basis, or more frequently as determined necessary, the Board reviews recommendations to revise the existing guidelines or add new guidelines. Recommendations are based on, among other things, industry trends and the frequency that similar proposals appear on company ballots.

The Board considers management's recommendations as set out in the company's proxy statement. In each instance in which a fund votes against management's recommendation (except when withholding votes from a nominated director), the Board sends a letter to senior management of the company explaining the basis for its vote. This permits both the company's management and the Board to have an opportunity to gain better insight into issues presented by the proxy proposal(s).

VOTING IN COUNTRIES OUTSIDE THE UNITED STATES (NON-U.S. COUNTRIES) - Voting proxies for companies not domiciled in the United States may involve greater effort and cost due to the variety of regulatory schemes and corporate practices. For example, certain non-U.S. countries require securities to be blocked prior to a vote, which means that the securities to be voted may not be traded within a specified number of days before the shareholder meeting. The Board typically will not vote securities in non-U.S. countries that require securities to be blocked as the need for liquidity of the securities in the funds will typically outweigh the benefit of voting. There may be additional costs associated with voting in non-U.S. countries such that the Board may determine that the cost of voting outweighs the potential benefit.


Statement of Additional Information - March 30, 2007                   Page 74

SECURITIES ON LOAN - As a general rule, the Board refrains from voting securities loaned out under its security lending program because the costs and lost revenue to the funds combined with the administrative effects of recalling the securities generally outweigh the benefit of voting the proxy. While the funds' administrator does not assess the economic impact and benefit of voting loaned securities on a case-by-case basis, it is possible that a situation may arise where loaned securities are recalled in order to vote the proxy associated with those shares.

INVESTMENT IN AFFILIATED FUNDS - Certain RiverSource funds may invest in shares of other RiverSource funds (referred to in this context as "underlying funds") and may own substantial portions of these underlying funds. The proxy policy of the funds is to ensure that direct public shareholders of underlying funds control the outcome of any shareholder vote. To help manage this potential conflict of interest, recognizing that the direct public shareholders of these underlying funds may represent only a minority interest, the policy of the funds is to vote proxies of the underlying funds in the same proportion as the vote of the direct public shareholders. If there are no direct public shareholders of an underlying fund, the policy is to cast votes in accordance with instructions from the independent members of the Board.

OBTAIN A PROXY VOTING RECORD

Each year the RiverSource funds file their proxy voting records with the SEC and make them available by August 31 for the 12-month period ending June 30 of that year. The records can be obtained without charge through riversource.com/funds or searching the website of the SEC at www.sec.gov.


INVESTING IN A FUND

Absolute Return Currency and Income Fund is currently only available to certain limited institutional investors. In the first quarter of 2007 Absolute Return Currency and Income Fund will also be available to investors purchasing Class W shares in authorized investment programs managed by investment professionals, including discretionary managed account programs.

SALES CHARGE

Investors should understand that the purpose and function of the initial sales charge and distribution fee for Class A shares is the same as the purpose and function of the contingent deferred sales charge (CDSC) and distribution fee for Class B and Class C shares. The sales charges and distribution fees applicable to each class pay for the distribution of shares of a fund.

Shares of a fund are sold at the public offering price. The public offering price is the NAV of one share adjusted for the sales charge for Class A. For Class B, Class C, Class D, Class E, Class I, Class R2, Class R3, Class R4, Class R5, Class W and Class Y there is no initial sales charge so the public offering price is the same as the NAV.



Statement of Additional Information - March 30, 2007                   Page 75

CLASS A -- CALCULATION OF THE SALES CHARGE

Sales charges are determined as shown in the following table. The table is organized by investment category. You can find your fund's investment category in Table 1.

                        TABLE 10. CLASS A SALES CHARGE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      FUND OF FUNDS - FIXED INCOME, STATE TAX-EXEMPT
                                                                                           FIXED INCOME, TAXABLE FIXED INCOME,
       FUND CATEGORY                  BALANCED, EQUITY, FUND OF FUNDS - EQUITY                   TAX-EXEMPT FIXED INCOME
                                   -------------------------------------------------------------------------------------------------
                                                                   SALES CHARGE* AS A PERCENTAGE OF:
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL MARKET VALUE            PUBLIC OFFERING PRICE**    NET AMOUNT INVESTED   PUBLIC OFFERING PRICE**     NET AMOUNT INVESTED
------------------------------------------------------------------------------------------------------------------------------------
Up to $49,999                                  5.75%                  6.10%                  4.75%                     4.99%
------------------------------------------------------------------------------------------------------------------------------------
$50,000-$99,999                                4.75%                  4.99%                  4.25%                     4.44%
------------------------------------------------------------------------------------------------------------------------------------
$100,000-$249,999                              3.50%                  3.63%                  3.50%                     3.63%
------------------------------------------------------------------------------------------------------------------------------------
$250,000-$499,999                              2.50%                  2.56%                  2.50%                     2.56%
------------------------------------------------------------------------------------------------------------------------------------
$500,000-$999,999                              2.00%                  2.04%                  2.00%                     2.04%
------------------------------------------------------------------------------------------------------------------------------------
$1,000,000 or more***                          0.00%                  0.00%                  0.00%                     0.00%
------------------------------------------------------------------------------------------------------------------------------------


  * Because of rounding in the calculation of purchase price, the portion of the sales charge retained by the distributor may vary and the actual sales charge you pay may be more or less than the sales charge calculated using these percentages.

 **   Purchase price includes the sales charge.

*** Although there is no sales charge for purchases with a total market value over $1,000,000, and therefore no re-allowance, the distributor may pay a financial intermediary making such a sale. Money market funds do not have a sales charge for Class A shares.


Using the sales charge schedule in the table above, for Class A, the public offering price for an investment of less than $50,000, made on the last day of the most recent fiscal period, was determined as shown in the following table. The sales charge is paid to the distributor by the person buying the shares. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                        TABLE 11. PUBLIC OFFERING PRICE

------------------------------------------------------------------------------------------------------------------------
                                                                             1.0 MINUS MAXIMUM
                        FUND                            NET ASSET VALUE         SALES CHARGE      PUBLIC OFFERING PRICE
------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
------------------------------------------------------------------------------------------------------------------------

Portfolio Builder Aggressive                                        $12.20                0.9425                 $12.94
------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Conservative                                       10.43                0.9525                  10.95
------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate                                           11.36                0.9425                  12.05
------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Aggressive                                11.73                0.9425                  12.45
------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Conservative                              10.85                0.9525                  11.39
------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Total Equity                                       12.61                0.9425                  13.38
------------------------------------------------------------------------------------------------------------------------
S&P 500 Index (for Class D)                                           5.54       No sales charge                   5.54
------------------------------------------------------------------------------------------------------------------------
Small Company Index                                                   8.40                0.9425                   8.91

------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
------------------------------------------------------------------------------------------------------------------------
Equity Value                                                         12.16                0.9425                  12.90
------------------------------------------------------------------------------------------------------------------------
Precious Metals and Mining                                           14.73                0.9425                  15.63
------------------------------------------------------------------------------------------------------------------------
Small Cap Advantage                                                   7.23                0.9425                   7.67
------------------------------------------------------------------------------------------------------------------------
Small Cap Growth                                                      5.42                0.9425                   5.75
------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - March 30, 2007                   Page 76

-------------------------------------------------------------------------------------------------------------------------------
                                                                                  1.0 MINUS MAXIMUM
                   FUND                                     NET ASSET VALUE          SALES CHARGE         PUBLIC OFFERING PRICE
-------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
-------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2010                                                   N/A                       N/A                        N/A
-------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2015                                                   N/A                       N/A                        N/A
-------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2020                                                   N/A                       N/A                        N/A
-------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2025                                                   N/A                       N/A                        N/A
-------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2030                                                   N/A                       N/A                        N/A
-------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2035                                                   N/A                       N/A                        N/A
-------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2040                                                   N/A                       N/A                        N/A
-------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2045                                                   N/A                       N/A                        N/A
-------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
-------------------------------------------------------------------------------------------------------------------------------
Aggressive Growth                                                     8.35                    0.9425                       8.86
-------------------------------------------------------------------------------------------------------------------------------
Fundamental Growth                                                    6.09                    0.9425                       6.46
-------------------------------------------------------------------------------------------------------------------------------
Fundamental Value                                                     6.05                    0.9425                       6.42
-------------------------------------------------------------------------------------------------------------------------------
High Yield Bond                                                       2.89                    0.9525                       3.03
-------------------------------------------------------------------------------------------------------------------------------
Income Builder Basic Income                                           9.98                    0.9525                      10.48
-------------------------------------------------------------------------------------------------------------------------------
Income Builder Enhanced Income                                        9.96                    0.9525                      10.46
-------------------------------------------------------------------------------------------------------------------------------
Income Builder Moderate Income                                        9.98                    0.9525                      10.48
-------------------------------------------------------------------------------------------------------------------------------
Select Value                                                          7.27                    0.9425                       7.71
-------------------------------------------------------------------------------------------------------------------------------
Short Duration U.S. Government                                        4.68                    0.9525                       4.91
-------------------------------------------------------------------------------------------------------------------------------
Small Cap Equity                                                      6.01                    0.9425                       6.38
-------------------------------------------------------------------------------------------------------------------------------
Small Cap Value                                                       6.67                    0.9425                       7.08
-------------------------------------------------------------------------------------------------------------------------------
U.S. Government Mortgage                                              4.92                    0.9525                       5.17
-------------------------------------------------------------------------------------------------------------------------------
Value                                                                 5.40                    0.9425                       5.73
-------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
-------------------------------------------------------------------------------------------------------------------------------
Dividend Opportunity                                                  7.83                    0.9425                       8.31
-------------------------------------------------------------------------------------------------------------------------------
Real Estate                                                          15.30                    0.9425                      16.23
-------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
-------------------------------------------------------------------------------------------------------------------------------
Cash Management                                                       1.00           No sales charge                       1.00
-------------------------------------------------------------------------------------------------------------------------------
Core Bond                                                             9.46                    0.9525                       9.93
-------------------------------------------------------------------------------------------------------------------------------
Disciplined Equity                                                    6.74                    0.9425                       7.15
-------------------------------------------------------------------------------------------------------------------------------
Disciplined Small and Mid Cap Equity                                  8.95                    0.9425                       9.50
-------------------------------------------------------------------------------------------------------------------------------
Disciplined Small Cap Value                                           9.77                    0.9425                      10.37
-------------------------------------------------------------------------------------------------------------------------------
Floating Rate                                                        10.05                    0.9525                      10.55
-------------------------------------------------------------------------------------------------------------------------------
Growth                                                               28.61                    0.9425                      30.36
-------------------------------------------------------------------------------------------------------------------------------
Income Opportunities                                                 10.10                    0.9525                      10.60
-------------------------------------------------------------------------------------------------------------------------------
Inflation Protected Securities                                        9.71                    0.9525                      10.19
-------------------------------------------------------------------------------------------------------------------------------
Large Cap Equity                                                      5.40                    0.9425                       5.73
-------------------------------------------------------------------------------------------------------------------------------
Large Cap Value                                                       5.88                    0.9425                       6.24
-------------------------------------------------------------------------------------------------------------------------------
Limited Duration Bond                                                 9.57                    0.9525                      10.05
-------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
-------------------------------------------------------------------------------------------------------------------------------
California Tax-Exempt(a)                                              5.16                    0.9525                       5.42
-------------------------------------------------------------------------------------------------------------------------------
Diversified Bond                                                      4.77                    0.9525                       5.01
-------------------------------------------------------------------------------------------------------------------------------
Massachusetts Tax-Exempt(a)                                           5.33                    0.9525                       5.60
-------------------------------------------------------------------------------------------------------------------------------
Michigan Tax-Exempt(a)                                                5.25                    0.9525                       5.51
-------------------------------------------------------------------------------------------------------------------------------
Minnesota Tax-Exempt(a)                                               5.27                    0.9525                       5.53
-------------------------------------------------------------------------------------------------------------------------------
New York Tax-Exempt(a)                                                5.05                    0.9525                       5.30
-------------------------------------------------------------------------------------------------------------------------------
Ohio Tax-Exempt(a)                                                    5.26                    0.9525                       5.52
-------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - March 30, 2007                   Page 77

-------------------------------------------------------------------------------------------------------------------------------
                                                                                  1.0 MINUS MAXIMUM
                   FUND                                     NET ASSET VALUE          SALES CHARGE         PUBLIC OFFERING PRICE
-------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
-------------------------------------------------------------------------------------------------------------------------------
Balanced                                                             10.52                    0.9425                      11.16
-------------------------------------------------------------------------------------------------------------------------------
Diversified Equity Income                                            13.10                    0.9425                      13.90
-------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value                                                         9.12                    0.9425                       9.68
-------------------------------------------------------------------------------------------------------------------------------
Strategic Allocation                                                 10.78                    0.9425                      11.44
-------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
-------------------------------------------------------------------------------------------------------------------------------
Absolute Return Currency and Income                                  10.09                    0.9525                      10.59
-------------------------------------------------------------------------------------------------------------------------------
Disciplined International Equity                                      9.82                    0.9425                      10.42
-------------------------------------------------------------------------------------------------------------------------------
Emerging Markets                                                     11.32                    0.9425                      12.01
-------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Bond                                                10.16                    0.9525                      10.67
-------------------------------------------------------------------------------------------------------------------------------
European Equity                                                       5.39                    0.9425                       5.72
-------------------------------------------------------------------------------------------------------------------------------
Global Bond                                                           6.60                    0.9525                       6.93
-------------------------------------------------------------------------------------------------------------------------------
Global Equity                                                         7.52                    0.9425                       7.98
-------------------------------------------------------------------------------------------------------------------------------
Global Technology                                                     2.42                    0.9425                       2.57
-------------------------------------------------------------------------------------------------------------------------------
International Aggressive Growth                                       9.42                    0.9425                       9.99
-------------------------------------------------------------------------------------------------------------------------------
International Equity                                                  8.47                    0.9425                       8.99
-------------------------------------------------------------------------------------------------------------------------------
International Opportunity                                             9.54                    0.9425                      10.12
-------------------------------------------------------------------------------------------------------------------------------
International Select Value                                           11.00                    0.9425                      11.67
-------------------------------------------------------------------------------------------------------------------------------
International Small Cap                                               9.35                    0.9425                       9.92
-------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
-------------------------------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt                                               5.33                    0.9525                       5.60
-------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                                                       14.40                    0.9425                      15.28
-------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond                                                       3.90                    0.9525                       4.09
-------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt High Income                                                4.44                    0.9525                       4.66
-------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
-------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market                                               1.00           No sales charge                       1.00
-------------------------------------------------------------------------------------------------------------------------------

(a)   The fund changed its fiscal year end in 2006 from June 30 to Aug. 31.
      The information shown is as of Aug. 31, 2006.

CLASS A -- LETTER OF INTENT (LOI)

If you intend to invest $50,000 or more over a period of time, you may be able to reduce the sales charge for investments in Class A by completing a LOI form and committing to invest a certain amount. The LOI must be filed with and accepted in good order by the distributor. The LOI can start at any time and you will have up to 13 months to fulfill your commitment. The LOI start date can be backdated by up to 90 days, but backdating the LOI will shorten the going forward window by the length of the backdating. Your holdings in RiverSource funds acquired more than 90 days before your financial institution receives your signed LOI will not be counted towards the LOI commitment amount and cannot be used as the starting point for the LOI. While these purchases cannot be included within an LOI, you may still be able to take advantage of a reduced sales charge on future purchases because the historic purchases may count toward the combined market value for Rights of Accumulation. For example, if you made an investment more than 90 days ago, and that investment's current market value is $75,000, the sales charge you would pay on additional investment is 4.5% until the market value of your accounts is $100,000, at which point your sales charge will be reduced to 3.5%. If you plan to invest another $50,000 over the next 13 month period, you may not rely on a letter of intent to take immediate advantage of the lower 3.5% sales charge, but instead would naturally realize the lower sales charge of 3.5% (under Rights of Accumulation) after you invested $25,000. To take immediate advantage of the 3.5% sales charge level, you would need to sign a $100,000 LOI and then invest another $100,000. Your investments will be charged the sales charge that applies to the amount you have committed to invest under the LOI. Five percent of the commitment amount will be placed in escrow. The LOI will remain in effect for the entire 13 months, even if you reach your commitment amount. At the end of the 13-month period, the LOI will end and the shares will be released from escrow. Once the LOI has ended, future sales charges will be determined by Rights of Accumulation or the total value of the new investment combined with the market value of the existing RiverSource fund investments as described in the prospectus. If you do



Statement of Additional Information - March 30, 2007                   Page 78
not invest the commitment amount by the end of the 13 months, the remaining unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. The commitment amount does not include purchases in any class of RiverSource funds other than Class A; does not include reinvested dividends and directed dividends earned in any RiverSource funds; purchases in RiverSource funds held within a wrap product; and purchases of RiverSource Cash Management Fund and RiverSource Tax-Exempt Money Market Fund unless they are subsequently exchanged to Class A shares of a RiverSource fund within the 13 month period. A LOI is not an option (absolute right) to buy shares. If you purchase shares through different channels, for example, in a brokerage account or through a third party, you must inform your financial institution in writing about the LOI when placing any purchase orders during the period of the LOI. If you do not complete and file the LOI form, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge.

CLASS B SHARES

Class B shares have a CDSC for six years. For Class B shares purchased prior to May 21, 2005, those shares will convert to Class A shares in the ninth calendar year of ownership. For Class B shares purchased beginning May 21, 2005, those shares will convert to Class A shares one month after the eighth year of ownership.

CLASS C SHARES

Class C shares are available to all investors. Class C shares are sold without a front-end sales charge. For Class C shares, a 1% CDSC may apply if shares are sold within one year after purchase. Class C shares are subject to a distribution fee.

CLASS D SHARES

Class D shares are offered through wrap fee programs or other investment products. Class D shares are sold without a front-end sales charge or CDSC. Class D shares are subject to a distribution fee.

CLASS E SHARES

Class E shares are offered to qualifying institutional investors and brokerage accounts. Class E shares are sold without a front-end sales charge or CDSC. Class E shares are subject to a plan administration fee.

CLASS I SHARES

Class I shares are offered to qualifying institutional investors. Class I shares are sold without a front-end sales charge or CDSC.

CLASS R SHARES

Class R2, Class R3, Class R4 and Class R5 shares are offered to certain institutional investors. Class R2, Class R3, Class R4 and Class R5 shares are sold without a front-end sales charge or a CDSC. Class R2 and Class R3 shares are subject to a distribution fee. Class R2, Class R3 and R4 shares are subject to a plan administration fee. The following investors are eligible to purchase Class R2, Class R3, Class R4 and Class R5 shares:

      o     Qualified employee benefit plans;

      o Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code;

      o     Nonqualified deferred compensation plans; and

      o State sponsored college savings plans established under Section 529 of the Internal Revenue Code.

CLASS W SHARES

Class W shares are offered to qualifying discretionary accounts. Class W shares are sold without a front-end sales charge or CDSC. Class W shares are subject to a distribution fee.



Statement of Additional Information - March 30, 2007                   Page 79

CLASS Y ShARES

Class Y shares are offered to certain institutional investors. Class Y shares are sold without a front-end sales charge or a CDSC. Class Y shares are subject to a plan administration fee. The following investors are eligible to purchase Class Y shares:

      o     Qualified employee benefit plans;

      o Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code;

      o     Nonqualified deferred compensation plans; and

      o State sponsored college savings plans established under Section 529 of the Internal Revenue Code.

MONEY MARKET FUNDS

The minimum purchase amount for Board members, officers and employees of the fund or the investment manager and Ameriprise Financial Services financial advisors is $1,000 (except payroll deduction plans), with a minimum additional purchase amount of $100 on a monthly systematic purchase plan. The minimum amount for additional purchases in a direct-at-fund account is $25 monthly.

SYSTEMATIC INVESTMENT PROGRAMS

You decide how often to make payments -- monthly, quarterly, or semiannually. Provided your account meets the minimum balance requirement, you are not obligated to make any payments. You can omit payments or discontinue the investment program altogether. A fund also can change the program or end it at any time.

REJECTION OF BUSINESS

Each fund and RiverSource Service Corporation reserve the right to reject any business, in its sole discretion.

SELLING SHARES

You have a right to sell your shares at any time. For an explanation of sales procedures, please see the applicable prospectus.

During an emergency, the Board can suspend the computation of NAV, stop accepting payments for purchase of shares, or suspend the duty of a fund to redeem shares for more than seven days. Such emergency situations would occur if:

      o The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

      o Disposal of a fund's securities is not reasonably practicable or it is not reasonably practicable for the fund to determine the fair value of its net assets, or

      o The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should a fund stop selling shares, the Board may make a deduction from the value of the assets held by the fund to cover the cost of future liquidations of the assets so as to distribute these costs fairly among all shareholders.

Each fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the fund as determined by the Board. In these circumstances, the securities distributed would be valued as set forth in this SAI. Should a fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.



Statement of Additional Information - March 30, 2007                   Page 80

PAY-OUT PLANS

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem shares, you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties, and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

Applications for a systematic investment in a class of a fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.

To start any of these plans, please consult your financial institution. Your authorization must be received at least five days before the date you want your payments to begin. Payments will be made on a monthly, bimonthly, quarterly, semiannual, or annual basis. Your choice is effective until you change or cancel it.

The following pay-out plans are designed to take care of the needs of most shareholders in a way that can be handled efficiently and at a reasonable cost. If you need a more irregular schedule of payments, it may be necessary for you to make a series of individual redemptions, in which case you will have to send in a separate redemption request for each pay-out. Each fund reserves the right to change or stop any pay-out plan and to stop making such plans available.

PLAN #1: PAY-OUT FOR A FIXED PERIOD OF TIME

If you choose this plan, a varying number of shares will be redeemed at regular intervals during the time period you choose. This plan is designed to end in complete redemption of all shares in your account by the end of the fixed period.

PLAN #2: REDEMPTION OF A FIXED NUMBER OF SHARES

If you choose this plan, a fixed number of shares will be redeemed for each payment and that amount will be sent to you. The length of time these payments continue is based on the number of shares in your account.

PLAN #3: REDEMPTION OF A FIXED DOLLAR AMOUNT

If you decide on a fixed dollar amount, whatever number of shares is necessary to make the payment will be redeemed in regular installments until the account is closed.

PLAN #4: REDEMPTION OF A PERCENTAGE OF NET ASSET VALUE

Payments are made based on a fixed percentage of the net asset value of the shares in the account computed on the day of each payment. Percentages range from 0.25% to 0.75%. For example, if you are on this plan and arrange to take 0.5% each month, you will get $100 if the value of your account is $20,000 on the payment date.



Statement of Additional Information - March 30, 2007                   Page 81

CAPITAL LOSS CARRYOVER

For federal income tax purposes, certain funds had total capital loss carryovers at the end of the most recent fiscal period that, if not offset by subsequent capital gains, will expire as follows. It is unlikely that the Board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                       TABLE 12. CAPITAL LOSS CARRYOVER

----------------------------------------------------------------------------------------------------
                            TOTAL           AMOUNT          AMOUNT          AMOUNT         AMOUNT
       FUND              CAPITAL LOSS     EXPIRING IN     EXPIRING IN    EXPIRING IN    EXPIRING IN
                          CARRYOVERS         2007            2008            2009           2010
----------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
----------------------------------------------------------------------------------------------------
Portfolio Builder                  0
Aggressive
----------------------------------------------------------------------------------------------------
Portfolio Builder                  0
Conservative
----------------------------------------------------------------------------------------------------
Portfolio Builder                  0
Moderate
----------------------------------------------------------------------------------------------------
Portfolio Builder                  0
Moderate Aggressive
----------------------------------------------------------------------------------------------------
Portfolio Builder                  0
Moderate
Conservative
----------------------------------------------------------------------------------------------------
Portfolio Builder                  0
Total Equity
----------------------------------------------------------------------------------------------------

S&P 500 Index           $ 10,331,119               0               0      2,387,603       5,430,872

----------------------------------------------------------------------------------------------------
Small Company Index                0


----------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
----------------------------------------------------------------------------------------------------
Equity Value             110,768,162               0               0              0               0
----------------------------------------------------------------------------------------------------
Precious Metals            1,549,744               0               0              0               0
and Mining
----------------------------------------------------------------------------------------------------
Small Cap Advantage                0
----------------------------------------------------------------------------------------------------
Small Cap Growth                   0
----------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
----------------------------------------------------------------------------------------------------
Retirement Plus                  N/A
2010
----------------------------------------------------------------------------------------------------
Retirement Plus                  N/A
2015
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                 AMOUNT         AMOUNT          AMOUNT          AMOUNT         AMOUNT
       FUND                   EXPIRING IN     EXPIRING IN     EXPIRING IN    EXPIRING IN     EXPIRING IN
                                  2011           2012            2013            2014           2015
----------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
----------------------------------------------------------------------------------------------------------
Portfolio Builder
Aggressive
----------------------------------------------------------------------------------------------------------
Portfolio Builder
Conservative
----------------------------------------------------------------------------------------------------------
Portfolio Builder
Moderate
----------------------------------------------------------------------------------------------------------
Portfolio Builder
Moderate Aggressive
----------------------------------------------------------------------------------------------------------
Portfolio Builder
Moderate
Conservative
----------------------------------------------------------------------------------------------------------
Portfolio Builder
Total Equity
----------------------------------------------------------------------------------------------------------

S&P 500 Index                          0               0       2,512,644              0               0

----------------------------------------------------------------------------------------------------------
Small Company Index


----------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
----------------------------------------------------------------------------------------------------------
Equity Value                  68,592,915      42,175,247               0              0               0
----------------------------------------------------------------------------------------------------------
Precious Metals                        0               0       1,549,744              0               0
and Mining
----------------------------------------------------------------------------------------------------------
Small Cap Advantage
----------------------------------------------------------------------------------------------------------
Small Cap Growth
----------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
----------------------------------------------------------------------------------------------------------
Retirement Plus
2010
----------------------------------------------------------------------------------------------------------
Retirement Plus
2015
----------------------------------------------------------------------------------------------------------


Statement of Additional Information - March 30, 2007                   Page 82

---------------------------------------------------------------------------------------------------
                            TOTAL           AMOUNT          AMOUNT          AMOUNT         AMOUNT
       FUND              CAPITAL LOSS     EXPIRING IN     EXPIRING IN    EXPIRING IN    EXPIRING IN
                          CARRYOVERS         2007            2008            2009           2010
---------------------------------------------------------------------------------------------------
Retirement Plus                  N/A
2020
---------------------------------------------------------------------------------------------------
Retirement Plus                  N/A
2025
---------------------------------------------------------------------------------------------------
Retirement Plus                  N/A
2030
---------------------------------------------------------------------------------------------------
Retirement Plus                  N/A
2035
---------------------------------------------------------------------------------------------------
Retirement Plus                  N/A
2040
---------------------------------------------------------------------------------------------------
Retirement Plus                  N/A
2045
---------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
---------------------------------------------------------------------------------------------------
Aggressive Growth      1,227,447,858               0      20,090,427    841,156,325     315,348,051
---------------------------------------------------------------------------------------------------
Fundamental Growth                 0
---------------------------------------------------------------------------------------------------
Fundamental Value                  0
---------------------------------------------------------------------------------------------------
High Yield Bond        1,406,515,123               0      80,574,095    226,001,198     517,121,802
---------------------------------------------------------------------------------------------------
Income Builder                    48               0               0              0               0
Basic Income
---------------------------------------------------------------------------------------------------
Income Builder                     6               0               0              0               0
Enhanced Income
---------------------------------------------------------------------------------------------------
Income Builder                    17               0               0              0               0
Moderate Income
---------------------------------------------------------------------------------------------------
Select Value              17,611,971               0               0              0               0
---------------------------------------------------------------------------------------------------
Short Duration           216,881,168               0      35,174,077    117,356,906               0
U.S. Government
---------------------------------------------------------------------------------------------------
Small Cap Equity          46,312,769               0               0      4,182,470      42,130,299
---------------------------------------------------------------------------------------------------
Small Cap Value                    0
---------------------------------------------------------------------------------------------------
U.S. Government            1,999,586               0               0              0               0
Mortgage
---------------------------------------------------------------------------------------------------
Value                              0
---------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
---------------------------------------------------------------------------------------------------
Dividend                 462,203,460               0               0              0               0
Opportunity
---------------------------------------------------------------------------------------------------
Real Estate                        0
---------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                             AMOUNT         AMOUNT           AMOUNT          AMOUNT         AMOUNT
       FUND               EXPIRING IN     EXPIRING IN      EXPIRING IN    EXPIRING IN     EXPIRING IN
                              2011           2012             2013            2014           2015
-------------------------------------------------------------------------------------------------------
Retirement Plus
2020
-------------------------------------------------------------------------------------------------------
Retirement Plus
2025
-------------------------------------------------------------------------------------------------------
Retirement Plus
2030
-------------------------------------------------------------------------------------------------------
Retirement Plus
2035
-------------------------------------------------------------------------------------------------------
Retirement Plus
2040
-------------------------------------------------------------------------------------------------------
Retirement Plus
2045
-------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
-------------------------------------------------------------------------------------------------------
Aggressive Growth          23,741,111      27,111,944               0              0               0
-------------------------------------------------------------------------------------------------------
Fundamental Growth
-------------------------------------------------------------------------------------------------------
Fundamental Value
-------------------------------------------------------------------------------------------------------
High Yield Bond           552,664,309               0               0     19,048,600      11,105,119
-------------------------------------------------------------------------------------------------------
Income Builder                      0               0               0             48               0
Basic Income
-------------------------------------------------------------------------------------------------------
Income Builder                      0               0               0              6               0
Enhanced Income
-------------------------------------------------------------------------------------------------------
Income Builder                      0               0               0             17               0
Moderate Income
-------------------------------------------------------------------------------------------------------
Select Value               15,103,541       2,508,430               0              0               0
-------------------------------------------------------------------------------------------------------
Short Duration                      0               0      36,267,962     20,469,230       7,612,993
U.S. Government
-------------------------------------------------------------------------------------------------------
Small Cap Equity                    0               0               0              0               0
-------------------------------------------------------------------------------------------------------
Small Cap Value
-------------------------------------------------------------------------------------------------------
U.S. Government                     0               0               0        545,026       1,454,560
Mortgage
-------------------------------------------------------------------------------------------------------
Value
-------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
-------------------------------------------------------------------------------------------------------
Dividend                  462,203,460               0               0              0               0
Opportunity
-------------------------------------------------------------------------------------------------------
Real Estate
-------------------------------------------------------------------------------------------------------



Statement of Additional Information - March 30, 2007                   Page 83

----------------------------------------------------------------------------------------------------
                            TOTAL           AMOUNT          AMOUNT          AMOUNT         AMOUNT
       FUND              CAPITAL LOSS     EXPIRING IN     EXPIRING IN    EXPIRING IN    EXPIRING IN
                          CARRYOVERS         2007            2008            2009           2010
----------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
----------------------------------------------------------------------------------------------------
Cash Management                    0
----------------------------------------------------------------------------------------------------
Core Bond                  3,154,192               0               0              0               0
----------------------------------------------------------------------------------------------------
Disciplined Equity                 0
----------------------------------------------------------------------------------------------------
Disciplined Small             93,125               0               0              0               0
and Mid Cap Equity
----------------------------------------------------------------------------------------------------
Disciplined Small                  0
Cap Value
----------------------------------------------------------------------------------------------------
Floating Rate                      0
----------------------------------------------------------------------------------------------------
Growth                   535,377,023               0               0              0     166,602,696
----------------------------------------------------------------------------------------------------
Income                     1,475,572               0               0              0               0
Opportunities
----------------------------------------------------------------------------------------------------
Inflation                  1,946,291               0               0              0               0
Protected
Securities
----------------------------------------------------------------------------------------------------
Large Cap Equity         241,864,902               0     132,187,540     76,012,213      19,803,207
----------------------------------------------------------------------------------------------------
Large Cap Value                    0
----------------------------------------------------------------------------------------------------
Limited                    3,814,855               0               0              0               0
Duration Bond
----------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
----------------------------------------------------------------------------------------------------
California
Tax-Exempt(a)                109,278               0               0              0               0
----------------------------------------------------------------------------------------------------
Diversified Bond         175,789,584               0               0     78,698,873      49,658,521
----------------------------------------------------------------------------------------------------
Massachusetts
Tax-Exempt(a)                150,080               0               0              0               0
----------------------------------------------------------------------------------------------------
Michigan
Tax-Exempt(a)                 73,073               0               0              0               0
----------------------------------------------------------------------------------------------------
Minnesota
Tax-Exempt(a)              2,433,759               0               0              0               0
----------------------------------------------------------------------------------------------------
New York
Tax-Exempt(a)                 79,756               0               0              0               0
----------------------------------------------------------------------------------------------------
Ohio
Tax-Exempt(a)                 90,574               0               0              0               0
----------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
----------------------------------------------------------------------------------------------------
Balanced                 771,389,327               0               0      6,553,043     371,272,426
----------------------------------------------------------------------------------------------------
Diversified                        0
Equity Income
----------------------------------------------------------------------------------------------------
Mid Cap Value                      0
----------------------------------------------------------------------------------------------------
Strategic                 24,282,691               0               0              0               0
Allocation
----------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                               AMOUNT         AMOUNT           AMOUNT          AMOUNT         AMOUNT
       FUND                 EXPIRING IN     EXPIRING IN      EXPIRING IN    EXPIRING IN     EXPIRING IN
                                2011           2012             2013            2014           2015
---------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
---------------------------------------------------------------------------------------------------------
Cash Management
---------------------------------------------------------------------------------------------------------
Core Bond                             0               0               0        526,700       2,627,492
---------------------------------------------------------------------------------------------------------
Disciplined Equity
---------------------------------------------------------------------------------------------------------
Disciplined Small                     0               0               0         93,125               0
and Mid Cap Equity
---------------------------------------------------------------------------------------------------------
Disciplined Small
Cap Value
---------------------------------------------------------------------------------------------------------
Floating Rate
---------------------------------------------------------------------------------------------------------
Growth                      368,774,327               0               0              0               0
---------------------------------------------------------------------------------------------------------
Income                                0               0               0              0       1,475,572
Opportunities
---------------------------------------------------------------------------------------------------------
Inflation                             0               0               0              0       1,946,291
Protected
Securities
---------------------------------------------------------------------------------------------------------
Large Cap Equity             13,861,942               0               0              0               0
---------------------------------------------------------------------------------------------------------
Large Cap Value
---------------------------------------------------------------------------------------------------------
Limited                               0               0               0        388,116       3,426,739
Duration Bond
---------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
---------------------------------------------------------------------------------------------------------
California
Tax-Exempt(a)                         0               0               0        109,278               0
---------------------------------------------------------------------------------------------------------
Diversified Bond                      0       5,227,159               0     12,836,807      29,368,224
---------------------------------------------------------------------------------------------------------
Massachusetts
Tax-Exempt(a)                         0               0               0        150,080               0
---------------------------------------------------------------------------------------------------------
Michigan
Tax-Exempt(a)                         0               0               0         73,073               0
---------------------------------------------------------------------------------------------------------
Minnesota
Tax-Exempt(a)                         0               0       1,520,753        913,006               0
---------------------------------------------------------------------------------------------------------
New York
Tax-Exempt(a)                         0               0               0         79,756               0
---------------------------------------------------------------------------------------------------------
Ohio
Tax-Exempt(a)                         0          39,505               0         51,069               0
---------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
---------------------------------------------------------------------------------------------------------
Balanced                    368,676,980      24,886,878               0              0               0
---------------------------------------------------------------------------------------------------------
Diversified
Equity Income
---------------------------------------------------------------------------------------------------------
Mid Cap Value
---------------------------------------------------------------------------------------------------------
Strategic                    24,282,691               0               0              0               0
Allocation
---------------------------------------------------------------------------------------------------------



Statement of Additional Information - March 30, 2007                   Page 84

----------------------------------------------------------------------------------------------------
                            TOTAL           AMOUNT          AMOUNT          AMOUNT         AMOUNT
       FUND              CAPITAL LOSS     EXPIRING IN     EXPIRING IN    EXPIRING IN    EXPIRING IN
                          CARRYOVERS         2007            2008            2009           2010
----------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
----------------------------------------------------------------------------------------------------
Absolute Return                    0
Currency
and Income
----------------------------------------------------------------------------------------------------
Disciplined                        0
International
Equity
----------------------------------------------------------------------------------------------------
Emerging Markets                   0
----------------------------------------------------------------------------------------------------
Emerging                           0
Markets Bond
----------------------------------------------------------------------------------------------------
European Equity           70,998,633               0               0     49,462,900      16,514,518
----------------------------------------------------------------------------------------------------
Global Bond                6,599,145               0               0              0       6,100,374
----------------------------------------------------------------------------------------------------
Global Equity            468,974,678               0               0    294,829,842     143,634,885
----------------------------------------------------------------------------------------------------
Global Technology        362,948,879               0               0    281,649,652      81,299,227
----------------------------------------------------------------------------------------------------
International                      0
Aggressive Growth
----------------------------------------------------------------------------------------------------
International                      0
Equity
----------------------------------------------------------------------------------------------------
International            338,762,980               0               0    241,268,010      59,231,998
Opportunity
----------------------------------------------------------------------------------------------------
International                      0
Select Value
----------------------------------------------------------------------------------------------------
International                      0
Small Cap
----------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
----------------------------------------------------------------------------------------------------
Intermediate                 393,731               0               0              0               0
Tax-Exempt
----------------------------------------------------------------------------------------------------
Mid Cap Growth                     0
----------------------------------------------------------------------------------------------------
Tax-Exempt Bond            2,385,866               0               0              0               0
----------------------------------------------------------------------------------------------------
Tax-Exempt                 9,460,668               0               0              0               0
High Income
----------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
----------------------------------------------------------------------------------------------------
Tax-Exempt Money              22,784               0             166              0          18,331
Market
----------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                             AMOUNT         AMOUNT           AMOUNT          AMOUNT         AMOUNT
       FUND               EXPIRING IN     EXPIRING IN      EXPIRING IN    EXPIRING IN     EXPIRING IN
                              2011           2012             2013            2014           2015
-------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
-------------------------------------------------------------------------------------------------------
Absolute Return
Currency
and Income
-------------------------------------------------------------------------------------------------------
Disciplined
International
Equity
-------------------------------------------------------------------------------------------------------
Emerging Markets
-------------------------------------------------------------------------------------------------------
Emerging
Markets Bond
-------------------------------------------------------------------------------------------------------
European Equity             5,021,215               0               0              0               0
-------------------------------------------------------------------------------------------------------
Global Bond                   498,771               0               0              0               0
-------------------------------------------------------------------------------------------------------
Global Equity              30,509,951               0               0              0               0
-------------------------------------------------------------------------------------------------------
Global Technology                   0               0               0              0               0
-------------------------------------------------------------------------------------------------------
International
Aggressive Growth
-------------------------------------------------------------------------------------------------------
International
Equity
-------------------------------------------------------------------------------------------------------
International              38,262,972               0               0              0               0
Opportunity
-------------------------------------------------------------------------------------------------------
International
Select Value
-------------------------------------------------------------------------------------------------------
International
Small Cap
-------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
-------------------------------------------------------------------------------------------------------
Intermediate                        0               0               0        393,731               0
Tax-Exempt
-------------------------------------------------------------------------------------------------------
Mid Cap Growth
-------------------------------------------------------------------------------------------------------
Tax-Exempt Bond                     0               0               0      2,385,866               0
-------------------------------------------------------------------------------------------------------
Tax-Exempt                          0               0               0      9,460,668               0
High Income
-------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
-------------------------------------------------------------------------------------------------------
Tax-Exempt Money                    0               0           4,287              0               0
Market
-------------------------------------------------------------------------------------------------------

(a)   The fund changed its fiscal year end in 2006 from June 30 to Aug. 31.
      The information shown is as of Aug. 31, 2006.



Statement of Additional Information - March 30, 2007                   Page 85

TAXES

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

FOR EXAMPLE

You purchase 100 shares of an Equity Fund having a public offering price of $10.00 per share. With a sales load of 5.75%, you pay $57.50 in sales load. With a NAV of $9.425 per share, the value of your investment is $942.50. Within 91 days of purchasing that fund, you decide to exchange out of that fund, now at a NAV of $11.00 per share, up from the original NAV of $9.425, and purchase a second fund, at a NAV of $15.00 per share. The value of your investment is now $1,100.00 ($11.00 x 100 shares). You cannot use the $57.50 paid as a sales load when calculating your tax gain or loss in the sale of the first fund shares. So instead of having a $100.00 gain ($1,100.00 - $1,000.00), you have a $157.50 gain ($1,100.00 - $942.50). You can include the
$57.50 sales load in the calculation of your tax gain or loss when you sell shares in the second fund.

The following paragraphs provide information based on a fund's investment category. You can find your fund's investment category in Table 1.

FOR STATE TAX-EXEMPT FIXED INCOME AND TAX-EXEMPT FIXED INCOME FUNDS, all distributions of net investment income during the year will have the same percentage designated as tax-exempt. This annual percentage is expected to be substantially the same as the percentage of tax-exempt income actually earned during any particular distribution period.

FOR BALANCED, EQUITY, FUNDS-OF-FUNDS, TAXABLE MONEY MARKET AND TAXABLE FIXED INCOME FUNDS, if you have a nonqualified investment in a fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged exceeds annual contribution limitations. You should consult your tax advisor for further details about this complex subject.

Net investment income dividends received should be treated as dividend income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of a fund's dividend that is attributable to dividends the fund received from domestic (U.S.) securities. For the most recent fiscal period, net investment income dividends qualified for the corporate deduction as shown in the following table.

Under current tax law, the maximum tax paid on dividends by individuals is 15% (5% for taxpayers in the 10% and 15% brackets) for tax years through 2010. The maximum capital gain rate for securities sold on or after May 6, 2003 through 2010 is 15% (5% for taxpayers in the 10% and 15% brackets).

Only certain qualified dividend income (QDI) will be subject to the 15% and 5% tax rates. QDI is dividends earned from domestic corporations and qualified foreign corporations. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established U.S. securities market (ADRs), and certain other corporations eligible for relief under an income tax treaty with the U.S. that includes an exchange of information agreement (except Barbados). Excluded are passive foreign investment companies (PFICs), foreign investment companies and foreign personal holding companies. Holding periods for shares must also be met to be eligible for QDI treatment (60 days for common stock and 90 days for preferreds). The QDI for individuals for the most recent fiscal period is shown in the table below. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.


Statement of Additional Information - March 30, 2007                   Page 86

          TABLE 13. CORPORATE DEDUCTION AND QUALIFIED DIVIDEND INCOME

--------------------------------------------------------------------------------------------------------------------------------
                                                             PERCENT OF DIVIDENDS QUALIFYING          QUALIFIED DIVIDEND INCOME
                       FUND                                      FOR CORPORATE DEDUCTION                   FOR INDIVIDUALS
--------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
--------------------------------------------------------------------------------------------------------------------------------

Portfolio Builder Aggressive                                              27.35%                               36.66%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Conservative                                             7.60                                 10.38
--------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate                                                17.05                                 23.07
--------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Aggressive                                     24.15                                 32.29
--------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Conservative                                   12.62                                 16.99
--------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Total Equity                                            41.49                                 55.64
--------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                             100.00                               100.00

--------------------------------------------------------------------------------------------------------------------------------
Small Company Index                                                       100.00                               100.00


--------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
--------------------------------------------------------------------------------------------------------------------------------
Equity Value                                                              100.00                               100.00
--------------------------------------------------------------------------------------------------------------------------------
Precious Metals and Mining                                                  0                                     0
--------------------------------------------------------------------------------------------------------------------------------
Small Cap Advantage                                                       35.64                                 36.35
--------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth                                                            0                                     0
--------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
--------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2010                                                       N/A                                   N/A
--------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2015                                                       N/A                                   N/A
--------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2020                                                       N/A                                   N/A
--------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2025                                                       N/A                                   N/A
--------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2030                                                       N/A                                   N/A
--------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2035                                                       N/A                                   N/A
--------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2040                                                       N/A                                   N/A
--------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2045                                                       N/A                                   N/A
--------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
--------------------------------------------------------------------------------------------------------------------------------
Aggressive Growth                                                         20.84                                 24.02
--------------------------------------------------------------------------------------------------------------------------------
Fundamental Growth                                                        100.00                               100.00
--------------------------------------------------------------------------------------------------------------------------------
Fundamental Value                                                         100.00                               100.00
--------------------------------------------------------------------------------------------------------------------------------
High Yield Bond                                                            0.03                                 0.03
--------------------------------------------------------------------------------------------------------------------------------
Income Builder Basic Income                                               24.20                                 24.07
--------------------------------------------------------------------------------------------------------------------------------
Income Builder Enhanced Income                                            17.85                                 17.58
--------------------------------------------------------------------------------------------------------------------------------
Income Builder Moderate Income                                            21.16                                 20.97
--------------------------------------------------------------------------------------------------------------------------------
Select Value                                                              100.00                               100.00
--------------------------------------------------------------------------------------------------------------------------------
Short Duration U.S. Government                                              0                                     0
--------------------------------------------------------------------------------------------------------------------------------
Small Cap Equity                                                          38.41                                 39.74
--------------------------------------------------------------------------------------------------------------------------------
Small Cap Value                                                           23.75                                 25.87
--------------------------------------------------------------------------------------------------------------------------------
U.S. Government Mortgage                                                    0                                     0
--------------------------------------------------------------------------------------------------------------------------------
Value                                                                     100.00                               100.00
--------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
--------------------------------------------------------------------------------------------------------------------------------
Dividend Opportunity                                                      100.00                               100.00
--------------------------------------------------------------------------------------------------------------------------------
Real Estate                                                                0.40                                 2.86
--------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
--------------------------------------------------------------------------------------------------------------------------------
Cash Management                                                             0                                     0
--------------------------------------------------------------------------------------------------------------------------------
Core Bond                                                                   0                                     0
--------------------------------------------------------------------------------------------------------------------------------
Disciplined Equity                                                        29.23                                 29.46
--------------------------------------------------------------------------------------------------------------------------------
Disciplined Small and Mid Cap Equity                                        0                                     0
--------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - March 30, 2007                   Page 87

--------------------------------------------------------------------------------------------------------------------------------
                                                             PERCENT OF DIVIDENDS QUALIFYING          QUALIFIED DIVIDEND INCOME
                       FUND                                      FOR CORPORATE DEDUCTION                   FOR INDIVIDUALS
--------------------------------------------------------------------------------------------------------------------------------
Disciplined Small Cap Value                                                 0                                     0
--------------------------------------------------------------------------------------------------------------------------------
Floating Rate                                                               0                                     0
--------------------------------------------------------------------------------------------------------------------------------
Growth                                                                    100.00                               100.00
--------------------------------------------------------------------------------------------------------------------------------
Income Opportunities                                                        0                                     0
--------------------------------------------------------------------------------------------------------------------------------
Inflation Protected Securities                                              0                                     0
--------------------------------------------------------------------------------------------------------------------------------
Large Cap Equity                                                          100.00                               100.00
--------------------------------------------------------------------------------------------------------------------------------
Large Cap Value                                                           73.41                                 80.91
--------------------------------------------------------------------------------------------------------------------------------
Limited Duration Bond                                                       0                                     0
--------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
--------------------------------------------------------------------------------------------------------------------------------
California Tax-Exempt(a)                                                    0                                     0
--------------------------------------------------------------------------------------------------------------------------------
Diversified Bond                                                            0                                     0
--------------------------------------------------------------------------------------------------------------------------------
Massachusetts Tax-Exempt(a)                                                 0                                     0
--------------------------------------------------------------------------------------------------------------------------------
Michigan Tax-Exempt(a)                                                      0                                     0
--------------------------------------------------------------------------------------------------------------------------------
Minnesota Tax-Exempt(a)                                                     0                                     0
--------------------------------------------------------------------------------------------------------------------------------
New York Tax-Exempt(a)                                                      0                                     0
--------------------------------------------------------------------------------------------------------------------------------
Ohio Tax-Exempt(a)                                                          0                                     0
--------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
--------------------------------------------------------------------------------------------------------------------------------
Balanced                                                                  62.95                                 67.30
--------------------------------------------------------------------------------------------------------------------------------
Diversified Equity Income                                                 100.00                               100.00
--------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value                                                             51.96                                 64.83
--------------------------------------------------------------------------------------------------------------------------------
Strategic Allocation                                                      66.83                                100.00
--------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
--------------------------------------------------------------------------------------------------------------------------------
Absolute Return Currency and Income                                         0                                     0
--------------------------------------------------------------------------------------------------------------------------------
Disciplined International Equity                                            0                                     0
--------------------------------------------------------------------------------------------------------------------------------
Emerging Markets                                                            0                                  100.00
--------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Bond                                                       0                                     0
--------------------------------------------------------------------------------------------------------------------------------
European Equity                                                             0                                  100.00
--------------------------------------------------------------------------------------------------------------------------------
Global Bond                                                                 0                                     0
--------------------------------------------------------------------------------------------------------------------------------
Global Equity                                                             99.99                                100.00
--------------------------------------------------------------------------------------------------------------------------------
Global Technology                                                           0                                     0
--------------------------------------------------------------------------------------------------------------------------------
International Aggressive Growth                                            0.11                                 77.83
--------------------------------------------------------------------------------------------------------------------------------
International Equity                                                        0                                   39.74
--------------------------------------------------------------------------------------------------------------------------------
International Opportunity                                                   0                                  100.00
--------------------------------------------------------------------------------------------------------------------------------
International Select Value                                                  0                                   52.44
--------------------------------------------------------------------------------------------------------------------------------
International Small Cap                                                     0                                   31.95
--------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
--------------------------------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt                                                     0                                     0
--------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                                                              0                                     0
--------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond                                                             0                                     0
--------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt High Income                                                      0                                     0
--------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
--------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market                                                     0                                     0
--------------------------------------------------------------------------------------------------------------------------------

(a)   The fund changed its fiscal year end in 2006 from June 30 to Aug. 31.
      The information shown is as of Aug. 31, 2006.



Statement of Additional Information - March 30, 2007                   Page 88

A fund may be subject to U.S. taxes resulting from holdings in a PFIC. To avoid taxation, a fund may make an election to mark to market. A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

Income earned by a fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of a fund's total assets at the close of its fiscal year consists of securities of foreign corporations, the fund will be eligible to file an election with the Internal Revenue Service under which shareholders of the fund would be required to include their pro rata portions of foreign taxes withheld by foreign countries as gross income in their federal income tax returns. These pro rata portions of foreign taxes withheld may be taken as a credit or deduction in computing the shareholders' federal income taxes. If the election is filed, the fund will report to its shareholders the per share amount of such foreign taxes withheld and the amount of foreign tax credit or deduction available for federal income tax purposes.

Capital gain distributions, if any, received by shareholders should be treated as long-term capital gains regardless of how long shareholders owned their shares. Short-term capital gains earned by a fund are paid to shareholders as part of their ordinary income dividend and are taxable. Special rates on capital gains may apply to sales of precious metals, if any, owned directly by a fund and to investments in REITs.

Under the Internal Revenue Code of 1986 (the Code), gains or losses attributable to fluctuations in exchange rates that occur between the time a fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gains or losses. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Under federal tax law, by the end of a calendar year a fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. Each fund intends to comply with federal tax law and avoid any excise tax. For purposes of the excise tax distributions, section 988 ordinary gains and losses are distributable based on an Oct. 31 year end. This is an exception to the general rule that ordinary income is paid based on a calendar year end.

The Code imposes two asset diversification rules that apply to each fund as of the close of each quarter. First, as to 50% of its holdings, the fund may hold no more than 5% of its assets in securities of one issuer and no more than 10% of any one issuer's outstanding voting securities. Second, a fund cannot have more than 25% of its assets in any one issuer.

If a mutual fund is the holder of record of any share of stock on the record date for any dividend payable with respect to the stock, the dividend will be included in gross income by the fund as of the later of (1) the date the share became ex-dividend or (2) the date the fund acquired the share. Because the dividends on some foreign equity investments may be received some time after the stock goes ex-dividend, and in certain rare cases may never be received by the fund, this rule may cause a fund to pay income to its shareholders that it has not actually received. To the extent that the dividend is never received, the fund will take a loss at the time that a determination is made that the dividend will not be received. Distributions, if any, that are in excess of a fund's current or accumulated earnings and profits will first reduce a shareholder's tax basis in the fund and, after the basis is reduced to zero, will generally result in capital gains to a shareholder.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to fund distributions.



Statement of Additional Information - March 30, 2007                   Page 89

AGREEMENTS

INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments is the investment manager for each fund. Under the Investment Management Services Agreement, the investment manager, subject to the policies set by the Board, provides investment management services.

For its services, the investment manager is paid a fee based on the following schedule. Each class of a fund pays its proportionate share of the fee. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding day.

        TABLE 14. INVESTMENT MANAGEMENT SERVICES AGREEMENT FEE SCHEDULE

-----------------------------------------------------------------------------------------------------------------------------------
                                                                  ANNUAL RATE AT EACH     DAILY RATE ON LAST DAY OF MOST
              FUND                           ASSETS (BILLIONS)        ASSET LEVEL               RECENT FISCAL PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
Absolute Return Currency and Income             First $1.0               0.890%                         0.890%
                                                 Next 1.0                0.865
                                                 Next 1.0                0.840
                                                 Next 3.0                0.815
                                                 Next 1.5                0.790
                                                 Next 1.5                0.775
                                                 Next 1.0                0.770
                                                 Next 5.0                0.760
                                                 Next 5.0                0.750
                                                 Next 4.0                0.740
                                                Next 26.0                0.720
                                                Over 50.0                0.700
-----------------------------------------------------------------------------------------------------------------------------------
Aggressive Growth                              First $0.50               0.890                           0.885
                                                Next 0.50                0.865
                                                 Next 1.0                0.840
                                                 Next 1.0                0.815
                                                 Next 3.0                0.790
                                                 Over 6.0                0.765
-----------------------------------------------------------------------------------------------------------------------------------
Balanced                                        First $1.0               0.530                           0.526
                                                 Next 1.0                0.505
                                                 Next 1.0                0.480
                                                 Next 3.0                0.455
                                                 Next 1.5                0.430
                                                 Next 2.5                0.410
                                                 Next 5.0                0.390
                                                 Next 9.0                0.370
                                                Over 24.0                0.350
-----------------------------------------------------------------------------------------------------------------------------------
California Tax-Exempt(a)                       First $0.25               0.410              California - 0.410
Massachusetts Tax-Exempt(a)                     Next 0.25                0.385              Massachusetts - 0.410
Michigan Tax-Exempt(a)                          Next 0.25                0.360              Michigan - 0.410
Minnesota Tax-Exempt(a)                         Next 0.25                0.345              Minnesota - 0.403
New York Tax-Exempt(a)                           Next 6.5                0.320              New York - 0.410
Ohio Tax-Exempt(a)                               Next 2.5                0.310              Ohio - 0.410
                                                 Next 5.0                0.300
                                                 Next 9.0                0.290
                                                Next 26.0                0.270
                                                Over 50.0                0.250
-----------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - March 30, 2007                   Page 90

-----------------------------------------------------------------------------------------------------------------------------------
                                                                  ANNUAL RATE AT EACH     DAILY RATE ON LAST DAY OF MOST
              FUND                           ASSETS (BILLIONS)        ASSET LEVEL               RECENT FISCAL PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
Cash Management                                 First $1.0               0.330                           0.291
                                                 Next 0.5                0.313
                                                 Next 0.5                0.295
                                                 Next 0.5                0.278
                                                 Next 2.5                0.260
                                                 Next 1.0                0.240
                                                 Next 1.5                0.220
                                                 Next 1.5                0.215
                                                 Next 1.0                0.190
                                                 Next 5.0                0.180
                                                 Next 5.0                0.170
                                                 Next 4.0                0.160
                                                Over 24.0                0.150
-----------------------------------------------------------------------------------------------------------------------------------
Core Bond                                       First $1.0               0.480              Core Bond - 0.480
Diversified Bond                                 Next 1.0                0.455              Diversified Bond - 0.456
Limited Duration Bond                            Next 1.0                0.430              Limited Duration Bond - 0.480
                                                 Next 3.0                0.405
                                                 Next 1.5                0.380
                                                 Next 1.5                0.365
                                                 Next 1.0                0.360
                                                 Next 5.0                0.350
                                                 Next 5.0                0.340
                                                 Next 4.0                0.330
                                                Next 26.0                0.310
                                                Over 50.0                0.290
-----------------------------------------------------------------------------------------------------------------------------------
Disciplined Equity                              First $1.0               0.600              Disciplined Equity - 0.588
Diversified Equity Income                        Next 1.0                0.575              Diversified Equity Income - 0.543
Growth                                           Next 1.0                0.550              Growth - 0.570
Large Cap Equity                                 Next 3.0                0.525              Large Cap Equity - 0.538
Large Cap Value                                  Next 1.5                0.500              Large Cap Value - 0.600
                                                 Next 2.5                0.485
                                                 Next 5.0                0.470
                                                 Next 5.0                0.450
                                                 Next 4.0                0.425
                                                Next 26.0                0.400
                                                Over 50.0                0.375
-----------------------------------------------------------------------------------------------------------------------------------
Disciplined International Equity European      First $0.25               0.800              Disciplined International Equity -
Equity                                          Next 0.25                0.775              0.800
Global Equity                                   Next 0.25                0.750               European Equity - 0.800
International Opportunity                       Next 0.25                0.725              Global Equity - 0.776
                                                 Next 1.0                0.700              International Opportunity - 0.779
                                                 Next 5.5                0.675
                                                 Next 2.5                0.660
                                                 Next 5.0                0.645
                                                 Next 5.0                0.635
                                                 Next 4.0                0.610
                                                Next 26.0                0.600
                                                Over 50.0                0.570
-----------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - March 30, 2007                   Page 91

-----------------------------------------------------------------------------------------------------------------------------------
                                                                  ANNUAL RATE AT EACH     DAILY RATE ON LAST DAY OF MOST
              FUND                           ASSETS (BILLIONS)        ASSET LEVEL               RECENT FISCAL PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
Disciplined Small and Mid Cap Equity            First $1.0               0.700              Disciplined Small and Mid Cap
Mid Cap Growth                                   Next 1.0                0.675              Equity - 0.700
                                                 Next 1.0                0.650              Mid Cap Growth - 0.694
                                                 Next 3.0                0.625
                                                 Next 1.5                0.600
                                                 Next 2.5                0.575
                                                 Next 5.0                0.550
                                                 Next 9.0                0.525
                                                Next 26.0                0.500
                                                Over 50.0                0.475
-----------------------------------------------------------------------------------------------------------------------------------
Disciplined Small Cap Value                    First $0.25               0.850                           0.850
                                                Next 0.25                0.825
                                                Next 0.25                0.800
                                                Next 0.25                0.775
                                                 Next 1.0                0.750
                                                 Over 2.0                0.725
-----------------------------------------------------------------------------------------------------------------------------------
Dividend Opportunity                           First $0.50               0.610                           0.590
                                                Next 0.50                0.585
                                                 Next 1.0                0.560
                                                 Next 1.0                0.535
                                                 Next 3.0                0.510
                                                 Next 4.0                0.480
                                                 Next 5.0                0.470
                                                 Next 5.0                0.450
                                                 Next 4.0                0.425
                                                Next 26.0                0.400
                                                Over 50.0                0.375
-----------------------------------------------------------------------------------------------------------------------------------
Emerging Markets                               First $0.25               1.100                           1.087
                                                Next 0.25                1.080
                                                Next 0.25                1.060
                                                Next 0.25                1.040
                                                 Next 1.0                1.020
                                                 Next 5.5                1.000
                                                 Next 2.5                0.985
                                                 Next 5.0                0.970
                                                 Net 5.0                 0.960
                                                 Next 4.0                0.935
                                                Next 26.0                0.920
                                                Over 50.0                0.900
-----------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Bond                          First $0.25               0.720              Emerging Markets Bond - 0.720
Global Bond                                     Next 0.25                0.695              Global Bond - 0.708
                                                Next 0.25                0.670
                                                Next 0.25                0.645
                                                 Next 6.5                0.620
                                                 Next 2.5                0.605
                                                 Next 5.0                0.590
                                                 Next 5.0                0.580
                                                 Next 4.0                0.560
                                                Next 26.0                0.540
                                                Over 50.0                0.520
-----------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - March 30, 2007                   Page 92

-----------------------------------------------------------------------------------------------------------------------------------
                                                                  ANNUAL RATE AT EACH     DAILY RATE ON LAST DAY OF MOST
              FUND                           ASSETS (BILLIONS)        ASSET LEVEL               RECENT FISCAL PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
Equity Value                                   First $0.50               0.530                           0.512
                                                Next 0.50                0.505
                                                 Next 1.0                0.480
                                                 Next 1.0                0.455
                                                 Next 3.0                0.430
                                                 Over 6.0                0.400
-----------------------------------------------------------------------------------------------------------------------------------
Floating Rate                                   First $1.0               0.610              Floating Rate - 0.610
Income Opportunities                             Next 1.0                0.585              Income Opportunities - 0.610
                                                 Next 1.0                0.560
                                                 Next 3.0                0.535
                                                 Next 1.5                0.510
                                                 Next 1.5                0.495
                                                 Next 1.0                0.470
                                                 Next 5.0                0.455
                                                 Next 5.0                0.445
                                                 Next 4.0                0.420
                                                Next 26.0                0.405
                                                Over 50.0                0.380
-----------------------------------------------------------------------------------------------------------------------------------
Fundamental Growth                              First $1.0               0.780                           0.780
                                                 Next 1.0                0.755
                                                 Next 1.0                0.730
                                                 Next 3.0                0.705
                                                 Over 6.0                0.680
-----------------------------------------------------------------------------------------------------------------------------------
Fundamental Value                              First $0.50               0.730              Fundamental Value - 0.713
Value                                           Next 0.50                0.705              Value - 0.730
                                                 Next 1.0                0.680
                                                 Next 1.0                0.655
                                                 Next 3.0                0.630
                                                 Over 6.0                0.600
-----------------------------------------------------------------------------------------------------------------------------------
Global Technology                              First $0.25               0.720                             0.720
                                                Next 0.25                0.695
                                                Next 0.25                0.670
                                                Next 0.25                0.645
                                                 Next 1.0                0.620
                                                 Over 2.0                0.595
-----------------------------------------------------------------------------------------------------------------------------------
High Yield Bond                                 First $1.0               0.590                             0.577
                                                 Next 1.0                0.565
                                                 Next 1.0                0.540
                                                 Next 3.0                0.515
                                                 Next 1.5                0.490
                                                 Next 1.5                0.475
                                                 Next 1.0                0.450
                                                 Next 5.0                0.435
                                                 Next 5.0                0.425
                                                 Next 4.0                0.400
                                                Next 26.0                0.385
                                                Over 50.0                0.360
-----------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - March 30, 2007                   Page 93

-----------------------------------------------------------------------------------------------------------------------------------
                                                                  ANNUAL RATE AT EACH     DAILY RATE ON LAST DAY OF MOST
              FUND                           ASSETS (BILLIONS)        ASSET LEVEL               RECENT FISCAL PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
Income Builder Basic Income                        N/A                    N/A               Income Builder Funds - N/A

Income Builder Enhanced Income                                                              Portfolio Builder Funds - N/A

Income Builder Moderate Income                                                              Retirement Plus Funds - N/A
Portfolio Builder Aggressive
Portfolio Builder Conservative
Portfolio Builder Moderate
Portfolio Builder Moderate Aggressive
Portfolio Builder Moderate Conservative
Portfolio Builder Total Equity
Retirement Plus 2010
Retirement Plus 2015
Retirement Plus 2020
Retirement Plus 2025
Retirement Plus 2030
Retirement Plus 2035
Retirement Plus 2040
Retirement Plus 2045
-----------------------------------------------------------------------------------------------------------------------------------
Inflation Protected Securities                  First $1.0               0.440                             0.440
                                                 Next 1.0                0.415
                                                 Next 1.0                0.390
                                                 Next 3.0                0.365
                                                 Next 1.5                0.340
                                                 Next 1.5                0.325
                                                 Next 1.0                0.320
                                                 Next 5.0                0.310
                                                 Next 5.0                0.300
                                                 Next 4.0                0.290
                                                Next 26.0                0.270
                                                Over 50.0                0.250
-----------------------------------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt                         First $1.0               0.390                             0.390
                                                 Next 1.0                0.365
                                                 Next 1.0                0.340
                                                 Next 3.0                0.315
                                                 Next 1.5                0.290
                                                 Next 2.5                0.280
                                                 Next 5.0                0.270
                                                Next 35.0                0.260
                                                Over 50.0                0.250
-----------------------------------------------------------------------------------------------------------------------------------
International Aggressive Growth                First $0.25               1.000                             0.988
                                                Next 0.25                0.975
                                                Next 0.25                0.950
                                                Next 0.25                0.925
                                                 Next 1.0                0.900
                                                 Over 2.0                0.875
-----------------------------------------------------------------------------------------------------------------------------------
International Equity                           First $0.25               0.970                             0.970
                                                Next 0.25                0.945
                                                Next 0.25                0.920
                                                Next 0.25                0.895
                                                 Next 1.0                0.870
                                                 Over 2.0                0.845
-----------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - March 30, 2007                   Page 94

-----------------------------------------------------------------------------------------------------------------------------------
                                                                  ANNUAL RATE AT EACH     DAILY RATE ON LAST DAY OF MOST
              FUND                           ASSETS (BILLIONS)        ASSET LEVEL               RECENT FISCAL PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
International Select Value                     First $0.25               0.900                             0.830
                                                Next 0.25                0.875
                                                Next 0.25                0.850
                                                Next 0.25                0.825
                                                 Next 1.0                0.800
                                                 Over 2.0                0.775
-----------------------------------------------------------------------------------------------------------------------------------
International Small Cap                        First $0.25               1.120                             1.120
                                                Next 0.25                1.095
                                                Next 0.25                1.070
                                                Next 0.25                1.045
                                                 Next 1.0                1.020
                                                 Over 2.0                0.995
-----------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value                                   First $1.0               0.700                             0.689
                                                 Next 1.0                0.675
                                                 Next 1.0                0.650
                                                 Next 3.0                0.625
                                                 Next 1.5                0.600
                                                 Next 2.5                0.575
                                                 Next 5.0                0.550
                                                 Next 9.0                0.525
                                                Next 26.0                0.500
                                                Over 50.0                0.475
-----------------------------------------------------------------------------------------------------------------------------------
Precious Metals and Mining                     First $0.25               0.800                             0.800
                                                Next 0.25                0.775
                                                Next 0.25                0.750
                                                Next 0.25                0.725
                                                 Next 1.0                0.700
                                                 Over 2.0                0.675
-----------------------------------------------------------------------------------------------------------------------------------
Real Estate                                     First $1.0               0.840                             0.840
                                                 Next 1.0                0.815
                                                 Next 1.0                0.790
                                                 Next 3.0                0.765
                                                 Next 6.0                0.740
                                                Next 12.0                0.730
                                                Over 24.0                0.720
-----------------------------------------------------------------------------------------------------------------------------------

S&P 500 Index                                   First $1.0               0.220                             0.220

                                                 Next 1.0                0.210
                                                 Next 1.0                0.200
                                                 Next 4.5                0.190
                                                 Next 2.5                0.180
                                                 Next 5.0                0.170
                                                 Next 9.0                0.160
                                                Next 26.0                0.140
                                                Over 50.0                0.120
-----------------------------------------------------------------------------------------------------------------------------------
Select Value                                   First $0.50               0.780                             0.775
                                                Next 0.50                0.755
                                                 Next 1.0                0.730
                                                 Next 1.0                0.705
                                                 Next 3.0                0.680
                                                 Over 6.0                0.650
-----------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - March 30, 2007                   Page 95

-----------------------------------------------------------------------------------------------------------------------------------
                                                                  ANNUAL RATE AT EACH      DAILY RATE ON LAST DAY OF MOST
              FUND                           ASSETS (BILLIONS)        ASSET LEVEL               RECENT FISCAL PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
Short Duration U.S. Government                  First $1.0               0.480                             0.478
                                                 Next 1.0                0.455
                                                 Next 1.0                0.430
                                                 Next 3.0                0.405
                                                 Next 1.5                0.380
                                                 Next 1.5                0.365
                                                 Next 1.0                0.340
                                                 Next 5.0                0.325
                                                 Next 5.0                0.315
                                                 Next 4.0                0.290
                                                Next 26.0                0.275
                                                Over 50.0                0.250
-----------------------------------------------------------------------------------------------------------------------------------
Small Cap Advantage                            First $0.25               0.790                             0.760
                                                Next 0.25                0.765
                                                Next 0.25                0.740
                                                Next 0.25                0.715
                                                 Next 1.0                0.690
                                                 Over 2.0                0.665
-----------------------------------------------------------------------------------------------------------------------------------
Small Cap Equity                               First $0.25               0.970                             0.961
                                                Next 0.25                0.945
                                                Next 0.25                0.920
                                                Next 0.25                0.895
                                                 Over 1.0                0.870
-----------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth                               First $0.25               0.920                             0.920
                                                Next 0.25                0.895
                                                Next 0.25                0.870
                                                Next 0.25                0.845
                                                 Next 1.0                0.820
                                                 Over 2.0                0.795
-----------------------------------------------------------------------------------------------------------------------------------
Small Cap Value                                First $0.25               0.970                             0.932
                                                Next 0.25                0.945
                                                Next 0.25                0.920
                                                Next 0.25                0.895
                                                 Over 1.0                0.870
-----------------------------------------------------------------------------------------------------------------------------------

Small Company Index                            First $0.25               0.360                             0.343

                                                Next 0.25                0.350
                                                Next 0.25                0.340
                                                Next 0.25                0.330
                                                 Next 6.5                0.320
                                                 Next 7.5                0.300
                                                 Next 9.0                0.280
                                                Next 26.0                0.260
                                                Over 50.0                0.240
-----------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - March 30, 2007                   Page 96

-----------------------------------------------------------------------------------------------------------------------------------
                                                                  ANNUAL RATE AT EACH      DAILY RATE ON LAST DAY OF MOST
              FUND                           ASSETS (BILLIONS)        ASSET LEVEL               RECENT FISCAL PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
Strategic Allocation                            First $1.0               0.570                             0.563
                                                 Next 1.0                0.545
                                                 Next 1.0                0.520
                                                 Next 3.0                0.495
                                                 Next 1.5                0.470
                                                 Next 2.5                0.450
                                                 Next 5.0                0.430
                                                 Next 9.0                0.410
                                                Over 24.0                0.390
-----------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond                                 First $1.0               0.410                             0.410
                                                 Next 1.0                0.385
                                                 Next 1.0                0.360
                                                 Next 3.0                0.335
                                                 Next 1.5                0.310
                                                 Next 2.5                0.300
                                                 Next 5.0                0.290
                                                 Next 9.0                0.280
                                                Next 26.0                0.260
                                                Over 50.0                0.250
-----------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt High Income                          First $1.0               0.470                             0.442
                                                 Next 1.0                0.445
                                                 Next 1.0                0.420
                                                 Next 3.0                0.395
                                                 Next 1.5                0.370
                                                 Next 2.5                0.360
                                                 Next 5.0                0.350
                                                 Next 9.0                0.340
                                                Next 26.0                0.320
                                                Over 50.0                0.300
-----------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market                         First $1.0               0.330                             0.330
                                                 Next 0.5                0.313
                                                 Next 0.5                0.295
                                                 Next 0.5                0.278
                                                 Next 2.5                0.260
                                                 Next 1.0                0.240
                                                 Next 1.5                0.220
                                                 Next 1.5                0.215
                                                 Next 1.0                0.190
                                                 Next 5.0                0.180
                                                 Next 5.0                0.170
                                                 Next 4.0                0.160
                                                Over 24.0                0.150
-----------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - March 30, 2007                   Page 97

-----------------------------------------------------------------------------------------------------------------------------------
                                                                  ANNUAL RATE AT EACH      DAILY RATE ON LAST DAY OF MOST
              FUND                           ASSETS (BILLIONS)        ASSET LEVEL               RECENT FISCAL PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Government Mortgage                        First $1.0               0.480                             0.480
                                                 Next 1.0                0.455
                                                 Next 1.0                0.430
                                                 Next 3.0                0.405
                                                 Next 1.5                0.380
                                                 Next 1.5                0.365
                                                 Next 1.0                0.360
                                                 Next 5.0                0.350
                                                 Next 5.0                0.340
                                                 Next 4.0                0.330
                                                Next 26.0                0.310
                                                Over 50.0                0.290
-----------------------------------------------------------------------------------------------------------------------------------


(a)   The fund changed its fiscal year end in 2006 from June 30 to Aug. 31.
      The information shown is as of Aug. 31, 2006.



For Equity and Balanced Funds, except for S&P 500 Index and Small Company Index, before the fee based on the asset charge is paid, it is adjusted for the fund's investment performance relative to a Lipper Index (Index) as shown in the table below. The adjustment increased or decreased the fee for the last fiscal period as shown in the following table. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                           TABLE 15. LIPPER INDEXES

-------------------------------------------------------------------------------------------------------------------
              FUND                                         LIPPER INDEX                 FEE INCREASE OR (DECREASE)
-------------------------------------------------------------------------------------------------------------------
FISCAL YEAR ENDING MARCH 31
-------------------------------------------------------------------------------------------------------------------
Equity Value                                      Lipper Large-Cap Value Funds                        $ 1,268,814
-------------------------------------------------------------------------------------------------------------------
Precious Metals and Mining                        Lipper Gold Funds                                       (94,844)
-------------------------------------------------------------------------------------------------------------------
Small Cap Advantge                                Lipper Small-Cap Core Funds                             (72,920)
-------------------------------------------------------------------------------------------------------------------
Small Cap Growth                                  Lipper Small-Cap Growth Funds                          (142,912)
-------------------------------------------------------------------------------------------------------------------
FISCAL YEAR ENDING MAY 31
-------------------------------------------------------------------------------------------------------------------
Aggressive Growth                                 Lipper Mid-Cap Growth Funds                             (10,780)
-------------------------------------------------------------------------------------------------------------------
Fundamental Growth                                Lipper Large-Cap Growth Funds                           (76,111)
-------------------------------------------------------------------------------------------------------------------
Fundamental Value                                 Lipper Large-Cap Value Funds                             56,343
-------------------------------------------------------------------------------------------------------------------
Select Value                                      Lipper Multi-Cap Value Funds                           (358,864)
-------------------------------------------------------------------------------------------------------------------
Small Cap Equity                                  Lipper Small-Cap Core Funds                             110,839
-------------------------------------------------------------------------------------------------------------------
Small Cap Value                                   Lipper Small-Cap Value Funds                           (890,341)
-------------------------------------------------------------------------------------------------------------------
Value                                             Lipper Large-Cap Value Funds                           (282,436)
-------------------------------------------------------------------------------------------------------------------
FISCAL YEAR ENDING JUNE 30
-------------------------------------------------------------------------------------------------------------------
Dividend Opportunity                              Lipper Equity Income Funds                              545,369
-------------------------------------------------------------------------------------------------------------------
Real Estate                                       Lipper Real Estate Funds                                 95,523
-------------------------------------------------------------------------------------------------------------------
FISCAL YEAR ENDING JULY 31
-------------------------------------------------------------------------------------------------------------------
Disciplined Equity                                Lipper Large-Cap Core Funds                              77,739
-------------------------------------------------------------------------------------------------------------------
Disciplined Small and Mid Cap Equity              Lipper Mid-Cap Core Funds                                     0(a)
-------------------------------------------------------------------------------------------------------------------
Disciplined Small Cap Value                       Lipper Small-Cap Value Funds                                  0(b)
-------------------------------------------------------------------------------------------------------------------
Growth                                            Lipper Large-Cap Growth Funds                           135,722
-------------------------------------------------------------------------------------------------------------------
Large Cap Equity                                  Lipper Large-Cap Core Funds                          (2,273,700)
-------------------------------------------------------------------------------------------------------------------
Large Cap Value                                   Lipper Large-Cap Value Funds                            (65,158)
-------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - March 30, 2007                   Page 98

-------------------------------------------------------------------------------------------------------------------
              FUND                                         LIPPER INDEX                 FEE INCREASE OR (DECREASE)
-------------------------------------------------------------------------------------------------------------------
FISCAL YEAR ENDING SEPTEMBER 30
-------------------------------------------------------------------------------------------------------------------
Balanced                                          Lipper Balanced Funds                                  (506,380)
-------------------------------------------------------------------------------------------------------------------
Diversified Equity Income                         Lipper Equity Income Funds                            6,036,539
-------------------------------------------------------------------------------------------------------------------
Mid Cap Value                                     Lipper Mid-Cap Value Funds                            1,270,520
-------------------------------------------------------------------------------------------------------------------
Strategic Allocation                              Lipper Flexible Portfolio Funds                         501,696
-------------------------------------------------------------------------------------------------------------------
FISCAL YEAR ENDING OCTOBER 31
-------------------------------------------------------------------------------------------------------------------
Disciplined International Equity                  Lipper International Large-Cap Core Funds                     0(c)
-------------------------------------------------------------------------------------------------------------------
Emerging Markets                                  Lipper Emerging Markets Funds                           105,658
-------------------------------------------------------------------------------------------------------------------
European Equity                                   Lipper European Funds                                   (71,748)
-------------------------------------------------------------------------------------------------------------------
Global Equity                                     Lipper Global Funds                                     527,514
-------------------------------------------------------------------------------------------------------------------
Global Technology                                 Lipper Science and Technology Funds                     113,421
-------------------------------------------------------------------------------------------------------------------
International Aggressive Growth                   Lipper International Multi-Cap Growth Funds            (262,382)
-------------------------------------------------------------------------------------------------------------------
International Equity                              Lipper International Funds                               (3,284)
-------------------------------------------------------------------------------------------------------------------
International Opportunity                         Lipper International Large-Cap Core Funds               194,820
-------------------------------------------------------------------------------------------------------------------
International Select Value                        Lipper International Multi-Cap Value Funds            1,234,231
-------------------------------------------------------------------------------------------------------------------
International Small Cap                           Lipper International Small-Cap Funds                   (117,356)
-------------------------------------------------------------------------------------------------------------------
FISCAL YEAR ENDING NOVEMBER 30
-------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                                    Lipper Mid-Cap Growth Funds                          (1,683,464)
-------------------------------------------------------------------------------------------------------------------

(a) For the period from May 18, 2006 (when shares became publicly available) to July 31, 2006.

(b) For the period from Feb. 16, 2006 (when shares became publicly available) to July 31, 2006.

(c) For the period from May 18, 2006 (when shares became publicly available) to Oct. 31, 2006.

The adjustment, determined monthly, will be determined by measuring the percentage difference over a rolling 12-month period between the performance of one Class A share of the fund and the change in the Index. The performance difference is then used to determine the adjustment rate. The adjustment rate, computed to five decimal places, is determined in accordance with the following table. The table is organized by fund category. You can find your fund's category in Table 1.

            TABLE 16. PERFORMANCE INCENTIVE ADJUSTMENT CALCULATION

-------------------------------------------------------------------------------------------------------------------------
                        EQUITY FUNDS                                                 BALANCED FUNDS
-------------------------------------------------------------------------------------------------------------------------
   PERFORMANCE                   ADJUSTMENT RATE                 PERFORMANCE                  ADJUSTMENT RATE
    DIFFERENCE                                                    DIFFERENCE
-------------------------------------------------------------------------------------------------------------------------
0.00%-0.50%         0                                          0.00%-0.50%       0
-------------------------------------------------------------------------------------------------------------------------
0.50%-1.00%         6 basis points times the performance       0.50%-1.00%       6 basis points times the performance
                    difference over 0.50%, times 100                             difference over 0.50%, times 100
                    (maximum of 3 basis points if a                              (maximum of 3 basis points if a
                    1% performance difference)                                   1% performance difference)
-------------------------------------------------------------------------------------------------------------------------
1.00%-2.00%         3 basis points, plus 3 basis points        1.00%-2.00%       3 basis points, plus 3 basis points
                    times the performance difference over                        times the performance difference over
                    1.00%, times 100 (maximum 6 basis points                     1.00%, times 100 (maximum 6 basis points
                    if a 2% performance difference)                              if a 2% performance difference)
-------------------------------------------------------------------------------------------------------------------------
2.00%-4.00%         6 basis points, plus 2 basis points        2.00%-3.00%       6 basis points, plus 2 basis points
                    times the performance difference over                        times the performance difference over
                    2.00%, times 100 (maximum 10 basis                           2.00%, times 100 (maximum 8 basis points
                    points if a 4% performance difference)                       if a 3% performance difference)
-------------------------------------------------------------------------------------------------------------------------
4.00%-6.00%         10 basis points, plus 1 basis point        3.00% or more     8 basis points
                    times the performance difference over
                    4.00%, times 100 (maximum 12 basis
                    points if a 6% performance difference)
-------------------------------------------------------------------------------------------------------------------------
6.00% or more       12 basis points
-------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - March 30, 2007                   Page 99

For example, if the performance difference for an Equity Fund is 2.38%, the adjustment rate is 0.000676 (0.0006 [6 basis points] plus 0.0038 [the 0.38% performance difference over 2.00%] x 0.0002 [2 basis points] x 100 (0.000076)). Rounded to five decimal places, the adjustment rate is 0.00068. The maximum adjustment rate for the fund is 0.0012 per year. Where the fund's Class A performance exceeds that of the Index, the fee paid to the investment manager will increase. Where the performance of the Index exceeds the performance of the fund's Class A shares, the fee paid to the investment manager will decrease. The 12-month comparison period rolls over with each succeeding month, so that it always equals 12 months, ending with the month for which the performance adjustment is being computed.

If an Index ceases to be published for a period of more than 90 days, changes in any material respect, otherwise becomes impracticable or, at the discretion of the Board, is no longer appropriate to use for purposes of a performance incentive adjustment, for example, if Lipper reclassifies the fund from one peer group to another, the Board may take action it deems appropriate and in the best interests of shareholders, including:

(1) discontinuance of the performance incentive adjustment until such time as it approves a substitute index; or

(2) adoption of a methodology to transition to a substitute index it has approved.

Transitions. In the case of a change in index, a fund's performance will be compared to a 12 month blended index return that reflects the performance of the current index for the portion of the 12 month performance measurement period beginning the effective date of the current index and the performance of the prior index for the remainder of the measurement period. At the conclusion of the transition period, the performance of the prior index will be eliminated from the performance incentive adjustment calculation, and the calculation will include only the performance of the current index.

The management fee is paid monthly. Under the agreement, a fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees and charges; fidelity bond premiums; certain legal fees; registration fees for shares; consultants' fees; compensation of Board members, officers and employees not employed by the investment manager or its affiliates; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; interest and fee expense related to a fund's participation in inverse floater structures; and expenses properly payable by a fund, approved by the Board.

The table below shows the total management fees paid by each fund for the last three fiscal periods as well as nonadvisory expenses, net of earnings credits, waivers and expenses reimbursed by the investment manager and its affiliates. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

              TABLE 17. MANAGEMENT FEES AND NONADVISORY EXPENSES

------------------------------------------------------------------------------------------------------------------------------------
                                                           MANAGEMENT FEES                         NONADVISORY EXPENSES
                FUND                     -------------------------------------------------------------------------------------------

                                               2007            2006            2005          2007            2006            2005

------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
------------------------------------------------------------------------------------------------------------------------------------

Portfolio Builder Aggressive                     N/A*     $   204,941    $    55,141(a)  $   209,004        154,484        34,746(a)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Conservative                   N/A*          71,579         23,875(a)      134,788        117,318        43,296(a)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate                       N/A*         342,180         93,838(a)      246,216        251,538       142,907(a)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Aggressive            N/A*         418,633        112,009(a)      355,360        269,480       116,480(a)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Conservative          N/A*         137,483         43,118(a)      140,615        144,243        75,264(a)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Total Equity                   N/A*         165,740         43,835(a)      188,843        122,935        27,696(a)
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                             $   566,109         706,270        933,587        (272,996)      (357,906)     (402,204)
------------------------------------------------------------------------------------------------------------------------------------
Small Company Index                         3,889,499       4,419,815      4,547,058        (662,392)       471,768       536,282
------------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - March 30, 2007                  Page 100

------------------------------------------------------------------------------------------------------------------------------------
                                                           MANAGEMENT FEES                         NONADVISORY EXPENSES
                FUND                     -------------------------------------------------------------------------------------------
                                               2006            2005            2004          2006            2005            2004
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
------------------------------------------------------------------------------------------------------------------------------------
Equity Value                                7,043,854       6,836,800      6,126,938         400,520        465,953       493,392
------------------------------------------------------------------------------------------------------------------------------------
Precious Metals and Mining                    579,779         659,595        724,228         207,159        176,012       175,964
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Advantage                         5,845,601       6,341,134      5,102,126         510,707        533,489       227,451
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth                            1,878,991       2,276,290      2,359,429         343,335        421,008       360,064
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2010                              N/A             N/A            N/A             N/A            N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2015                              N/A             N/A            N/A             N/A            N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2020                              N/A             N/A            N/A             N/A            N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2025                              N/A             N/A            N/A             N/A            N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2030                              N/A             N/A            N/A             N/A            N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2035                              N/A             N/A            N/A             N/A            N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2040                              N/A             N/A            N/A             N/A            N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2045                              N/A             N/A            N/A             N/A            N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
------------------------------------------------------------------------------------------------------------------------------------
Aggressive Growth                           1,950,153         399,501        117,564        (167,264)        82,999        18,117
------------------------------------------------------------------------------------------------------------------------------------
Fundamental Growth                            987,877         410,475         79,513         191,085        177,899        24,370
------------------------------------------------------------------------------------------------------------------------------------
Fundamental Value                           7,971,622       5,556,219      3,377,169         501,862        488,580       210,468
------------------------------------------------------------------------------------------------------------------------------------
High Yield Bond                            12,713,321      14,973,845     15,136,003         688,374        817,018     1,035,459
------------------------------------------------------------------------------------------------------------------------------------
Income Builder Basic Income                       N/A(b)          N/A            N/A           3,184(b)         N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
Income Builder Enhanced Income                    N/A(b)          N/A            N/A           6,657(b)         N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
Income Builder Moderate Income                    N/A(b)          N/A            N/A           7,419(b)         N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
Select Value                                5,211,061       5,256,934      2,995,527         330,794        423,030       283,570
------------------------------------------------------------------------------------------------------------------------------------
Short Duration U.S. Government              6,683,201      10,141,504     14,303,395      (1,688,300)      (958,143)    1,172,005
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Equity                            2,525,974       1,560,155      1,108,923        (134,739)         6,490       (76,600)
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value                             9,285,758       9,857,858      7,749,795         735,477        788,885       675,289
------------------------------------------------------------------------------------------------------------------------------------
U.S. Government Mortgage                    1,327,433       1,532,464      2,063,726        (549,885)      (188,134)       18,299
------------------------------------------------------------------------------------------------------------------------------------
Value                                       3,018,867       3,311,867      2,926,194         275,068        285,856       202,871
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
------------------------------------------------------------------------------------------------------------------------------------
Dividend Opportunity                        7,688,134       6,201,403      5,081,258         480,473        453,329       596,965
------------------------------------------------------------------------------------------------------------------------------------
Real Estate                                 1,398,778         725,491         37,549(c)      153,244        133,564         8,198(c)
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
------------------------------------------------------------------------------------------------------------------------------------
Cash Management                            10,801,723      12,052,160     14,155,568      (1,747,535)     1,220,672     2,243,652
------------------------------------------------------------------------------------------------------------------------------------
Core Bond                                     991,804         846,872        417,836         (58,636)        99,940        69,699
------------------------------------------------------------------------------------------------------------------------------------
Disciplined Equity                          5,175,451         408,720         83,580         (83,131)       130,016         8,110
------------------------------------------------------------------------------------------------------------------------------------
Disciplined Small and Mid Cap Equity           13,335(d)          N/A            N/A           4,577(d)         N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
Disciplined Small Cap Value                    49,035(e)          N/A            N/A           9,684(e)         N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
Floating Rate                                 412,667(e)          N/A            N/A          19,402(e)         N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
Growth                                     19,922,079      18,968,320     16,372,054       1,214,759      1,217,404     1,219,778
------------------------------------------------------------------------------------------------------------------------------------
Income Opportunities                        2,229,460       1,954,757        985,862         198,512        214,865       133,277
------------------------------------------------------------------------------------------------------------------------------------
Inflation Protected Securities              1,078,635         552,220         66,055(f)      (45,905)        28,432         5,260(f)
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Equity                           20,724,477       9,680,873      2,441,621         682,652        161,534       391,817
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Value                               715,200         803,736        446,686         186,504        293,194       129,014
------------------------------------------------------------------------------------------------------------------------------------
Limited Duration Bond                         990,881         960,788        571,688         (96,959)        57,170        61,331
------------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - March 30, 2007                  Page 101

------------------------------------------------------------------------------------------------------------------------------------
                                                           MANAGEMENT FEES                         NONADVISORY EXPENSES
                FUND                     -------------------------------------------------------------------------------------------
                                               2006            2005            2004          2006            2005            2004
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
------------------------------------------------------------------------------------------------------------------------------------
California Tax-Exempt(g)                    1,008,174       1,010,591      1,129,991          (8,449)       116,440       139,264
------------------------------------------------------------------------------------------------------------------------------------
Diversified Bond                           12,388,294      13,003,467     15,409,504      (1,870,049)    (1,032,114)      575,900
------------------------------------------------------------------------------------------------------------------------------------
Massachusetts Tax-Exempt(g)                   347,506         372,649        427,506          19,719(h)      74,396(h)     71,853(h)
------------------------------------------------------------------------------------------------------------------------------------
Michigan Tax-Exempt(g)                        286,107         294,025        342,995          (9,110)(h)     36,732        48,903(h)
------------------------------------------------------------------------------------------------------------------------------------
Minnesota Tax-Exempt(g)                     1,898,065       1,895,714      2,045,996         599,362(h)     580,040(h)    465,992(h)
------------------------------------------------------------------------------------------------------------------------------------
New York Tax-Exempt(g)                        402,241         434,449        495,538         133,306(h)     146,336(h)    134,299(h)
------------------------------------------------------------------------------------------------------------------------------------
Ohio Tax-Exempt(g)                            285,080         307,214        360,176         (12,492)(h)     43,253(h)     61,965(h)
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
------------------------------------------------------------------------------------------------------------------------------------
Balanced                                    5,690,832       7,169,932      7,736,525         563,493        651,610       707,529
------------------------------------------------------------------------------------------------------------------------------------
Diversified Equity Income                  37,321,661      24,183,415     17,374,369       1,761,776      1,530,714       993,686
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value                              11,459,838       5,816,781      2,537,342         728,841        531,095       271,072
------------------------------------------------------------------------------------------------------------------------------------
Strategic Allocation                        7,064,937       5,960,581      5,004,559         665,164        642,432       629,876
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
------------------------------------------------------------------------------------------------------------------------------------
Absolute Return Currency and Income           176,149(i)          N/A            N/A          28,907(i)         N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
Disciplined International Equity              147,388(j)          N/A            N/A          48,716(j)         N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets                            5,659,680       3,801,760      2,770,886         745,246        636,569       519,598
------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Bond                         191,237(k)          N/A            N/A          77,772(k)         N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
European Equity                               821,750         837,577        872,149         182,061        224,833       236,203
------------------------------------------------------------------------------------------------------------------------------------
Global Bond                                 3,734,676       4,359,713      4,143,713        (159,716)       408,133       427,277
------------------------------------------------------------------------------------------------------------------------------------
Global Equity                               5,791,016       4,471,632      3,302,062         517,920        485,178       506,708
------------------------------------------------------------------------------------------------------------------------------------
Global Technology                           1,327,883       1,574,791      1,812,789         249,939        282,889       304,625
------------------------------------------------------------------------------------------------------------------------------------
International Aggressive Growth             4,039,162       3,119,859      1,878,346         530,707        384,996       250,484
------------------------------------------------------------------------------------------------------------------------------------
International Equity                        1,767,556       1,431,433      1,015,577         265,839        323,432       316,320
------------------------------------------------------------------------------------------------------------------------------------
International Opportunity                   4,840,788       3,988,205      2,926,933         505,513        566,027       442,832
------------------------------------------------------------------------------------------------------------------------------------
International Select Value                 15,936,398      10,340,380      6,467,621         990,734        812,998       473,274
------------------------------------------------------------------------------------------------------------------------------------
International Small Cap                     1,050,011         933,818        600,389         246,920        333,478       208,586
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
------------------------------------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt                       435,316         644,499        752,882         (25,206)        67,781       136,017
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                              9,852,112      10,413,718     10,550,526         670,574        901,194       744,839
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond                             3,345,629       3,066,023      3,457,986         905,255        661,982(l)    510,620(l)
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt High Income                     15,027,647      17,998,361     20,079,644       8,025,340      7,139,120(l)  5,135,426(l)
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market                       390,170         423,253        515,265         118,441        116,613       177,477
------------------------------------------------------------------------------------------------------------------------------------



*     Effective Feb. 1, 2006, this fee was eliminated.


(a) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(b) For the period from Feb. 16, 2006 (when shares became publicly available) to May 31, 2006.

(c) For the period from March 4, 2004 (when shares became publicly available) to June 30, 2004.

(d) For the period from May 18, 2006 (when shares became publicly available) to July 31, 2006.

(e) For the period from Feb. 16, 2006 (when shares became publicly available) to July 31, 2006.

(f) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.

(g)   The fund changed its fiscal year end in 2006 from June 30 to Aug. 31.
      For 2006, the information shown is from July 1, 2005 through Aug. 31,
      2006. For years prior to 2006, the fiscal period ended June 30.

(h) During 2006, the Fund changed the method of accounting for its participation in inverse floater structures. Previously, nonadvisory expenses for fiscal year end 2006, 2005 and 2004 were reported as $(22,871), $43,112 and $52,958 for Massachusetts Tax-Exempt Fund,
      $(13,107), $36,732 and $43,425 for Michigan Tax-Exempt Fund, $(68,320),
      $161,536 and $182,884 for Minnesota Tax-Exempt Fund, $(21,864), $54,945
      and $62,139 for New York Tax-Exempt Fund and $(16,487), $38,356 and
      $43,070 for Ohio Tax-Exempt Fund, respectively.

(i) For the period from June 15, 2006 (when the Fund became available) to Oct. 31, 2006.


Statement of Additional Information - March 30, 2007                  Page 102


(j) For the period from May 18, 2006 (when shares became publicly available) to Oct. 31, 2006.

(k) For the period from Feb. 16, 2006 (when shares became publicly available) to Oct. 31, 2006.

(l) During 2006, the Fund changed the method of accounting for its participation in inverse floater structures. Previously, nonadvisory expenses for fiscal year end 2005 and 2004 were reported as $136,155 and $248,267 for Tax-Exempt Bond Fund, and $308,271 and $976,647 for
      Tax-Exempt High Income Fund, respectively.

MANAGER OF MANAGERS EXEMPTION. The RiverSource funds have received an order from the SEC that permits RiverSource Investments, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

For California Tax-Exempt, Cash Management, Diversified Bond, Global Bond, High Yield Bond, Intermediate Tax-Exempt, Massachusetts Tax-Exempt, Michigan Tax-Exempt, Minnesota Tax-Exempt, New York Tax-Exempt, Ohio Tax-Exempt, Short Duration U.S. Government, Tax-Exempt Bond, Tax-Exempt High Income, Tax-Exempt Money Market and U.S. Government Mortgage funds: before the fund may rely on the order, holders of a majority of the fund's outstanding voting securities will need to approve operating the fund in this manner. There is no assurance shareholder approval will be received, and no changes will be made without shareholder approval until that time.

SUBADVISORY AGREEMENTS

The assets of certain funds are managed by subadvisers that have been selected by the investment manager, subject to the review and approval of the Board. The investment manager has recommended the subadvisers to the Board based upon its assessment of the skills of the subadvisers in managing other assets with objectives and investment strategies substantially similar to those of the applicable fund. Short-term investment performance is not the only factor in selecting or terminating a subadviser, and the investment manager does not expect to make frequent changes of subadvisers. Certain subadvisers, affiliated with the investment manager, have been directly approved by shareholders. These subadvisers are noted in Table 18.

The investment manager allocates the assets of a fund with multiple subadvisers among the subadvisers. Each subadviser has discretion, subject to oversight by the Board and the investment manager, to purchase and sell portfolio assets, consistent with the fund's investment objectives, policies, and restrictions. Generally, the services that a subadviser provides to the fund are limited to asset management and related recordkeeping services.

The investment manager has entered into an advisory agreement with each subadviser under which the subadviser provides investment advisory assistance and day-to-day management of some or all of the fund's portfolio, as well as investment research and statistical information. A subadviser may also serve as a discretionary or non-discretionary investment adviser to management or advisory accounts that are unrelated in any manner to the investment manager or its affiliates.



Statement of Additional Information - March 30, 2007                  Page 103

The following table shows the advisory fee schedules for fees paid by the investment manager to subadvisers for funds that have subadvisers. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

         TABLE 18. SUBADVISERS AND SUBADVISORY AGREEMENT FEE SCHEDULES

--------------------------------------------------------------------------------------------------------------------------
                                                                             PARENT
          FUND                                                               COMPANY,
                                           SUBADVISER NAME                    IF ANY              FEE SCHEDULE
--------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
--------------------------------------------------------------------------------------------------------------------------
Small Cap Advantage       Kenwood Capital Management LLC (Kenwood)(a), (c)       A          0.60% on the first $100
                          (effective May 4, 1999)                                        million, reducing to 0.45% as
                                                                                        assets increase, and subject to
                                                                                            a performance incentive
                                                                                                 adjustment(b)
--------------------------------------------------------------------------------------------------------------------------
Small Cap Growth          Essex Investment Management Company, LLC (Essex)       B      0.70% on the first $20 million,
                          (effective Sept. 23, 2005)                                          reducing to 0.60% as
                                                                                                assets increase
                          ------------------------------------------------------------------------------------------------
                          Federated MDTA, LLC (MDTA)                             C            0.60% on all assets
                          (effective Sept. 23, 2005)
                          ------------------------------------------------------------------------------------------------
                          Turner Investment Partners, Inc. (Turner)             N/A     0.60% on the first $50 million,
                          (effective Aug. 18, 2003)                                           reducing to 0.50% as
                                                                                                assets increase
                          ------------------------------------------------------------------------------------------------
                          UBS Global Asset Management (Americas) (UBS)          N/A         0.55% on the first $150
                          (effective Aug. 18, 2003)                                      million, reducing to 0.50% as
                                                                                                assets increase
--------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
--------------------------------------------------------------------------------------------------------------------------
Aggressive Growth         American Century                                       D          0.50% on the first $100
                          (effective April 24, 2003)                                     million, reducing to 0.38% as
                                                                                                assets increase
                          ------------------------------------------------------------------------------------------------
                          Turner                                                N/A         0.55% on the first $100
                          (effective April 24, 2003)                                     million, reducing to 0.38% as
                                                                                                assets increase
--------------------------------------------------------------------------------------------------------------------------
Fundamental Growth        Goldman Sachs Asset Management, L.P. (Goldman)         E      0.50% on the first $50 million,
                          (effective April 24, 2003)                                          reducing to 0.30% as
                                                                                                assets increase
                          ------------------------------------------------------------------------------------------------
                          Wellington Management Company, LLP (Wellington        N/A     0.50% on the first $50 million,
                          Management) (effective April 26, 2005)                              reducing to 0.40% as
                                                                                                assets increase
--------------------------------------------------------------------------------------------------------------------------
Fundamental Value         Davis Selected Advisers, LP (Davis)(a),(c)            N/A         0.45% on the first $100
                          (effective June 18, 2001)                                      million, reducing to 0.25% as
                                                                                                assets increase
--------------------------------------------------------------------------------------------------------------------------
Select Value              Systematic Financial Management, L.P.                  F      0.50% on the first $50 million,
                          (Systematic)(c) (effective Sept. 29, 2006)                          reducing to 0.30% as
                                                                                                assets increase
                          ------------------------------------------------------------------------------------------------
                          WEDGE Capital Management L.L.P. (WEDGE)(c)            N/A     0.75% on the first $10 million,
                          (effective Sept. 29, 2006)                                          reducing to 0.30% as
                                                                                                assets increase
--------------------------------------------------------------------------------------------------------------------------
Small Cap Equity          American Century                                       D      0.65% on the first $25 million,
                          (effective Dec. 12, 2003)                                           reducing to 0.55% as
                                                                                                assets increase
                          ------------------------------------------------------------------------------------------------
                          Lord, Abbett & Co. (Lord, Abbett)                     N/A         0.65% on the first $100
                          (effective Dec. 12, 2003)                                      million, reducing to 0.55% as
                                                                                                assets increase
                          ------------------------------------------------------------------------------------------------
                          Wellington Management                                 N/A        0.60%, subject to possible
                          (effective March 8, 2002)                                      adjustment under a performance
                                                                                            incentive adjustment(d)
--------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - March 30, 2007                  Page 104

--------------------------------------------------------------------------------------------------------------------------
                                                                             PARENT
          FUND                                                               COMPANY,
                                           SUBADVISER NAME                    IF ANY              FEE SCHEDULE
--------------------------------------------------------------------------------------------------------------------------
Small Cap Value           Barrow, Hanley, Mewhinney & Strauss (BHMS)(c)         G      1.00% on the first $10 million,
                          (effective March 12, 2004)                                          reducing to 0.30% as
                                                                                                assets increase
                          ------------------------------------------------------------------------------------------------
                          Donald Smith & Co., Inc. (Donald Smith)(c)            N/A         0.60% on the first $175
                          (effective March 12, 2004)                                     million, reducing to 0.55% as
                                                                                                assets increase
                          ------------------------------------------------------------------------------------------------
                          Franklin Portfolio Associates LLC(c) (Franklin         H          0.60% on the first $100
                          Portfolio Associates) (effective March 12, 2004)               million, reducing to 0.55% as
                                                                                                assets increase
                          ------------------------------------------------------------------------------------------------
                          Metropolitan West Capital Management, LLC             N/A           0.50% on all assets
                          (MetWest) (effective April 24, 2006)
--------------------------------------------------------------------------------------------------------------------------
Value                     Lord, Abbett                                          N/A         0.35% on the first $200
                          (effective June 18, 2001)                                      million, reducing to 0.25% as
                                                                                                assets increase
--------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
--------------------------------------------------------------------------------------------------------------------------
Emerging Markets          Threadneedle International Limited(a)                  I          0.45% of the first $150
                          (Threadneedle) (effective July 9, 2004)                        million, reducing to 0.30% as
                                                                                        assets increase, and subject to
                                                                                            a performance incentive
                                                                                                 adjustment(e)
--------------------------------------------------------------------------------------------------------------------------
European Equity           Threadneedle(a)                                        I          0.35% of the first $150
                          (effective July 9, 2004)                                       million, reducing to 0.20% as
                                                                                        assets increase, and subject to
                                                                                            a performance incentive
                                                                                                 adjustment(e)
--------------------------------------------------------------------------------------------------------------------------
Global Equity             Threadneedle(a)                                        I          0.35% of the first $150
                          (effective July 9, 2004)                                       million, reducing to 0.20% as
                                                                                        assets increase, and subject to
                                                                                            a performance incentive
                                                                                                 adjustment(e)
--------------------------------------------------------------------------------------------------------------------------
International             Columbia Wanger Asset Management L.P.                  J          0.70% on the first $100
Aggressive Growth         (Columbia WAM) (effective Sept. 5, 2001)                       million, reducing to 0.50% as
                                                                                                assets increase
                          ------------------------------------------------------------------------------------------------
                          Principal Global Investors, LLC (Principal)           N/A         0.55% on the first $100
                          (effective April 24, 2006)                                     million, reducing to 0.42% as
                                                                                                assets increase
--------------------------------------------------------------------------------------------------------------------------
International Equity      The Boston Company Asset Management, LLC (Boston       K          0.50% on the first $150
                          Company) (effective Sept. 25, 2002)                            million, reducing to 0.35% as
                                                                                                assets increase
                          ------------------------------------------------------------------------------------------------
                          Marsico Capital Management, LLC (Marsico)              L          0.55% on the first $100
                          (effective Oct. 1, 2004)                                       million, reducing to 0.45% as
                                                                                                assets increase
--------------------------------------------------------------------------------------------------------------------------
International             Threadneedle(a)                                        I          0.35% of the first $150
Opportunity               (effective July 9, 2004)                                       million, reducing to 0.20% as
                                                                                        assets increase, and subject to
                                                                                            a performance incentive
                                                                                                 adjustment(e)
--------------------------------------------------------------------------------------------------------------------------
International Select      AllianceBernstein L.P.                                N/A     0.65% on the first $75 million,
Value                     (AllianceBernstein) (effective Sept. 17, 2001)                      reducing to 0.30% as
                                                                                                assets increase
--------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - March 30, 2007                  Page 105

--------------------------------------------------------------------------------------------------------------------------
                                                                             PARENT
          FUND                                                               COMPANY,
                                           SUBADVISER NAME                    IF ANY              FEE SCHEDULE
--------------------------------------------------------------------------------------------------------------------------
International Small Cap   AIG Global Investment Corp. (AIGGIC)                   M          0.75% on the first $100
                          (effective April 24, 2006)                                     million, reducing to 0.70% as
                                                                                                assets increase
                          ------------------------------------------------------------------------------------------------
                          Batterymarch Financial Management, Inc.                N          0.75% on the first $100
                          (Batterymarch) (effective April 24, 2006)                      million, reducing to 0.70% as
                                                                                                assets increase
--------------------------------------------------------------------------------------------------------------------------

(a) Davis is a 1940 Act affiliate of the investment manager because it owns or has owned more than 5% of the public issued securities of the investment manager's parent company, Ameriprise Financial. Kenwood is an affiliate of the investment manager as an indirect partially-owned subsidiary of Ameriprise Financial. Threadneedle is an affiliate of the investment manager as an indirect wholly-owned subsidiary of Ameriprise
      Financial.

(b) The adjustment will increase or decrease based on the performance of the subadviser's allocated portion of the fund compared to the performance of the Russell 2000 Index, up to a maximum adjustment of 12 basis points
      (0.12%).

(c) The fee is calculated based on the combined net assets subject to the subadviser's investment management.

(d) The adjustment will increase or decrease based on the performance of the subadviser's allocated portion of the fund compared to the performance of the Russell 2000 Index, up to a maximum adjustment of 10 basis points
      (0.10%).

(e)   The adjustment for Threadneedle is based on the performance of one Class
      A share of the fund and the change in the Lipper Index described in Table 15. The performance of the fund and the Index will be calculated using the method described above for the performance incentive adjustment paid to the investment manager under the terms of the Investment Management Services Agreement. The amount of the adjustment to Threadneedle's fee, whether positive or negative, shall be equal to one-half of the performance incentive adjustment made to the investment management fee payable to the investment manager under the terms of the Investment Management Services Agreement. The performance incentive adjustment was effective Dec. 1, 2004.

(f) These rates are retroactive. When average daily net assets fall within this range, the corresponding rate applies to all the assets in the fund, e.g., if average daily net assets are $200 million, the fee rate of 0.60% applies to the entire $200 million balance.

A - Kenwood is an indirect partially-owned subsidiary of Ameriprise Financial.

B - Essex is majority owned by Affiliated Managers Group.

C - Federated MDTA LLC is an indirect subsidiary of Federated Investors, Inc.

D - American Century Investment Management, Inc. is a direct, wholly-owned subsidiary of American Century Companies, Inc.

E - Goldman is an affiliate of Goldman Sachs & Co.

F - Systematic is an affiliate of Affiliated Managers Group.

G - BHMS is an independent-operating subsidiary of Old Mutual Asset
    Management.

H - Franklin Portfolio Associates is an indirect wholly-owned subsidiary of Mellon Financial Corporation.

I - Threadneedle is an indirect wholly-owned subsidiary of Ameriprise
    Financial.

J - Columbia WAM is an indirect wholly-owned subsidiary of Columbia Management
    Group, Inc., which in turn is a wholly-owned subsidiary of Bank of America
    Corporation.

K - Boston Company is a subsidiary of Mellon Financial Corporation and an affiliate of The Dreyfus Corporation.

L - Marsico is an indirect wholly-owned subsidiary of Bank of America
    Corporation.

M - AIGGIC is an indirect wholly-owned subsidiary of American International
    Group, Inc. (AIG).

N - Batterymarch is a wholly-owned, independent subsidiary of Legg Mason, Inc.



Statement of Additional Information - March 30, 2007                  Page 106

The following table shows the subadvisory fees paid by the investment manager to subadvisers in the last three fiscal periods. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                          TABLE 19. SUBADVISORY FEES

---------------------------------------------------------------------------------------------------------------------------
                                                                                            SUBADVISORY FEES PAID
           FUND                              SUBADVISER                        --------------------------------------------
                                                                                  2006             2005             2004
---------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
---------------------------------------------------------------------------------------------------------------------------
Small Cap Advantage       Kenwood*                                             $2,856,138       $3,089,403       $2,282,191
---------------------------------------------------------------------------------------------------------------------------
Small Cap Growth          Essex                                                   120,556(a)           N/A              N/A
                          -------------------------------------------------------------------------------------------------
                          MDTA                                                    165,110(a)           N/A              N/A
                          -------------------------------------------------------------------------------------------------
                          Turner                                                  321,406          371,758          241,927
                          -------------------------------------------------------------------------------------------------
                          UBS                                                     371,341          342,815          224,007
                          -------------------------------------------------------------------------------------------------
                          Former Subadviser: Bjurman, Barry & Associates          175,818(b)       366,178          274,992
                          (from Aug. 18, 2003 to Sept. 23, 2005)
                          -------------------------------------------------------------------------------------------------
                          Former Subadviser: RS Investment Management,            257,675(b)       581,602          565,391
                          L.P. (from Jan. 24, 2001 to Sept. 23, 2005)
---------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
---------------------------------------------------------------------------------------------------------------------------
Aggressive Growth         American Century                                        512,880          114,981           32,431
                          -------------------------------------------------------------------------------------------------
                          Turner                                                  525,422          119,529           36,468
---------------------------------------------------------------------------------------------------------------------------
Fundamental Growth        Goldman                                                 322,470          143,448           28,129
                          -------------------------------------------------------------------------------------------------
                          Wellington Management**                                 323,866           21,015(c)           N/A
                          -------------------------------------------------------------------------------------------------
                          Former subadviser: Eagle Asset Management,                  N/A          139,312(d)        28,655
                          Inc., a subsidiary of Raymond James Financial,
                          Inc. (from inception to April 26, 2005)
---------------------------------------------------------------------------------------------------------------------------
Fundamental Value         Davis*                                                3,787,565        2,834,365        1,946,906
---------------------------------------------------------------------------------------------------------------------------
Select Value              Systematic                                                  N/A              N/A              N/A
                          -------------------------------------------------------------------------------------------------
                          WEDGE                                                       N/A              N/A              N/A
                          -------------------------------------------------------------------------------------------------
                          Former subadviser: GAMCO Asset Management Inc.        2,763,925        2,709,039        1,642,235
                          (from inception to Sept. 29, 2006)
---------------------------------------------------------------------------------------------------------------------------
Small Cap Equity          American Century                                        457,181           302,079          90,891
                          -------------------------------------------------------------------------------------------------
                          Lord, Abbett                                            433,241           278,497          93,666
                          -------------------------------------------------------------------------------------------------
                          Wellington Management                                   614,053           388,922         339,459
---------------------------------------------------------------------------------------------------------------------------
Small Cap Value           Franklin Portfolio Associates                         1,289,120           957,263         134,324
                          -------------------------------------------------------------------------------------------------
                          BHMS                                                  1,008,072           823,441         126,801
                          -------------------------------------------------------------------------------------------------
                          Donald Smith                                          1,242,221           992,659         130,862
                          -------------------------------------------------------------------------------------------------
                          MetWest                                                 225,545(e)            N/A             N/A
                          -------------------------------------------------------------------------------------------------
                          Former subadviser: Third Avenue Management LLC              N/A               N/A       1,087,918
                          (from inception to March 2004)
                          -------------------------------------------------------------------------------------------------
                          Former subadviser: Royce & Associates, LLC            1,395,487(f)      2,287,184       3,103,451
                          (from inception to April 24, 2006)
                          -------------------------------------------------------------------------------------------------
                          Former subadviser: Goldman Sachs Asset                1,312,424(f)      1,599,715         883,316
                          Management, L.P. (from Aug. 2002 to April 24,
                          2006)
---------------------------------------------------------------------------------------------------------------------------
Value                     Lord, Abbett                                          1,369,949         1,389,323       1,251,762
---------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - March 30, 2007                  Page 107

---------------------------------------------------------------------------------------------------------------------------
                                                                                         SUBADVISORY FEES PAID
           FUND                              SUBADVISER                     -----------------------------------------------
                                                                                 2006             2005             2004
---------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
---------------------------------------------------------------------------------------------------------------------------
Emerging Markets          Threadneedle                                         2,170,719       1,556,386         361,626(g)
                          -------------------------------------------------------------------------------------------------
                          Former subadviser: American Express Asset                  N/A             N/A         942,983(h)
                          Management International Inc. (AEAMI)
                          (from inception until July 8, 2004)
---------------------------------------------------------------------------------------------------------------------------
European Equity           Threadneedle                                           356,308         432,362         131,177
                          -------------------------------------------------------------------------------------------------
                          Former subadviser: AEAMI                                   N/A             N/A         316,031(h)
                          (from inception until July 8, 2004)
---------------------------------------------------------------------------------------------------------------------------
Global Equity             Threadneedle                                         2,358,731       1,621,159         449,149
                          -------------------------------------------------------------------------------------------------
                          Former subadviser: AEAMI                                   N/A             N/A         484,676(h)
                          (from inception until July 8, 2004)
---------------------------------------------------------------------------------------------------------------------------
International Aggressive  Columbia WAM                                         1,264,808         985,095         709,378
Growth                    -------------------------------------------------------------------------------------------------
                          Principal                                              632,882(i)          N/A             N/A
                          -------------------------------------------------------------------------------------------------
                          Former subadviser: American Century Global             821,124(j)      959,879         542,561
                          Investment Management***
                          (from Jan. 2005 to April 24, 2006)
---------------------------------------------------------------------------------------------------------------------------
International Equity      Boston Company                                         463,380         412,238         288,191
                          -------------------------------------------------------------------------------------------------
                          Marsico                                                495,063         410,005          30,840(k)
                          -------------------------------------------------------------------------------------------------
                          Former subadviser: Putnam Investment                       N/A             N/A         308,350(l)
                          Management, LLC (from inception until
                          Sept. 30, 2004)
---------------------------------------------------------------------------------------------------------------------------
International Opportunity Threadneedle                                         1,948,352       1,720,351         434,968(g)
                          -------------------------------------------------------------------------------------------------
                          Former subadviser: AEAMI                                   N/A             N/A       1,000,707(h)
                          (from inception until July 8, 2004)
---------------------------------------------------------------------------------------------------------------------------
International Select      AllianceBernstein                                    6,022,579       4,126,134       2,869,277
Value
---------------------------------------------------------------------------------------------------------------------------
International Small Cap   AIGGIC                                                 201,650(i)          N/A             N/A
                          -------------------------------------------------------------------------------------------------
                          Batterymarch                                           205,659(i)          N/A             N/A
                          -------------------------------------------------------------------------------------------------
                          Former subadviser: Templeton Investment                226,154(j)      317,358         200,710
                          Counsel, LLC (Franklin Templeton)
                          (from Oct. 3, 2002 to April 24, 2006)
                          -------------------------------------------------------------------------------------------------
                          Former subadviser: Wellington Management               243,185(j)      331,593         215,256
                          Company, LLP together with its affiliate
                          Wellington Management International Ltd
                          (from Oct. 3, 2002 to April 24, 2006)
---------------------------------------------------------------------------------------------------------------------------

  * Effective March 1, 2006, the fund's shareholders approved a change to the subadviser fee schedule for fees paid to the subadviser by the investment manager.

 **   Beginning on July 1, 2006, under the Subadvisory Agreement, RiverSource
      Investments is subject to a minimum annual fee of $350,000, payable to Wellington Management.

***   American Century Global Investment Management manages the portion of the
      Fund's portfolio previously managed by American Century since Sept.
      2001. The change of subadviser is the result of corporate restructuring of American Century and did not result in any modifications to the investment objective, principal investment strategies, portfolio managers, or the fees paid by the Fund.

(a)   For fiscal period from Sept. 23, 2005 to March 31, 2006.

(b)   For fiscal period from April 1, 2005 to Sept. 23, 2005.

(c)   For fiscal period from April 26, 2005 to May 31, 2005.

(d)   For fiscal period from June 1, 2004 to April 26, 2005.

(e)   For fiscal period from April 24, 2006 to May 31, 2006.

(f)   For fiscal period from June 1, 2005 to April 24, 2006.

(g)   For fiscal period from July 9, 2004 to Oct. 31, 2004.

(h)   For fiscal period from Nov. 1, 2003 to July 8, 2004.

(i)   For fiscal period from April 24, 2006 to Oct. 31, 2006.

(j)   For fiscal period from Nov. 1, 2005 to April 24, 2006.

(k)   For fiscal period from Oct. 1, 2004 to Oct. 31, 2004.

(l)   For fiscal period from Nov. 1, 2003 to Sept. 30, 2004.


Statement of Additional Information - March 30, 2007                  Page 108

PORTFOLIO MANAGERS. For funds other than money market funds, the following table provides information about the funds' portfolio managers as of the end of the most recent fiscal period. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                         TABLE 20. PORTFOLIO MANAGERS

------------------------------------------------------------------------------------------------------------------------------------
                                              OTHER ACCOUNTS MANAGED (excluding the fund)                     POTENTIAL
  FUND            PORTFOLIO MANAGER     ------------------------------------------------------    OWNERSHIP   CONFLICTS  STRUCTURE
                                        NUMBER AND TYPE   APPROXIMATE TOTAL    PERFORMANCE        OF FUND        OF          OF
                                          OF ACCOUNT*         NET ASSETS     BASED ACCOUNTS(a)     SHARES     INTEREST  COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
------------------------------------------------------------------------------------------------------------------------------------
Portfolio      Kent M. Bergene(b)                                                                $10,001 -
Builder                                                                                          $50,000
Aggressive     ----------------------                                                            ----------

               David M. Joy             5 RICs               $2.72 billion                           None       (1)        (29)

               ----------------------                                                            ----------
               Michelle M. Keeley(c)                                                                 None
               ----------------------                                                            ----------
               William F. Truscott(c)                                                                None
------------------------------------------------------------------------------------------------------------------------------------
Portfolio      Kent M. Bergene                                                                   $10,001 -
Builder                                                                                          $50,000
Conservative   ----------------------                                                            ----------

               David M. Joy             5 RICs               $3.11 billion                           None       (1)        (29)

               ----------------------                                                            ----------
               Michelle M. Keeley                                                                    None
               ----------------------                                                            ----------
               William F. Truscott                                                                   None
------------------------------------------------------------------------------------------------------------------------------------
Portfolio      Kent M. Bergene                                                                   $10,001 -
Builder                                                                                          $50,000
Moderate       ----------------------                                                            ----------

               David M. Joy             5 RICs               $2.41 billion                           None       (1)        (29)

               ----------------------                                                            ----------
               Michelle M. Keeley                                                                $100,001 -
                                                                                                 $500,000
               ----------------------                                                            ----------
               William F. Truscott                                                                   None
------------------------------------------------------------------------------------------------------------------------------------
Portfolio      Kent M. Bergene                                                                   $10,001 -
Builder                                                                                          $50,000
Moderate       ----------------------                                                            ----------

Aggressive     David M. Joy             5 RICs               $2.2 billion                        $100,001 -     (1)        (29)

                                                                                                 $500,000
               ---------------------                                                             ----------
               Michelle M. Keeley                                                                    None
               ---------------------                                                             ----------
               William F. Truscott                                                               $100,001 -
                                                                                                 $500,000
------------------------------------------------------------------------------------------------------------------------------------
Portfolio      Kent M. Bergene                                                                   $10,001 -
Builder                                                                                          $50,000
Moderate       ---------------------                                                             ----------

Conservative   David M. Joy             5 RICs               $2.95 billion                           None       (1)        (29)

               ---------------------                                                             ----------
               Michelle M. Keeley                                                                    None
               ---------------------                                                             ----------
               William F. Truscott                                                                   None
------------------------------------------------------------------------------------------------------------------------------------
Portfolio      Kent M. Bergene                                                                   $10,001 -
Builder Total                                                                                    $50,000
Equity         ---------------------                                                             ----------

               David M. Joy             5 RICs               $2.76 billion                           None       (1)        (29)

               ---------------------                                                             ----------
               Michelle M. Keeley                                                                    None
               ---------------------                                                             ----------
               William F. Truscott                                                                   None
------------------------------------------------------------------------------------------------------------------------------------

S&P 500        David Factor             2 RICs               $1.5 billion                            None       (2)        (30)
Index                                   2 PIVs               $2.4 billion

------------------------------------------------------------------------------------------------------------------------------------
Small          David Factor             2 RICs               $0.7 billion                            None       (2)        (30)
Company                                 2 PIVs               $2.4 billion
Index


------------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - March 30, 2007                  Page 109

------------------------------------------------------------------------------------------------------------------------------------
                                              OTHER ACCOUNTS MANAGED (excluding the fund)                    POTENTIAL
  FUND            PORTFOLIO MANAGER     -------------------------------------------------------   OWNERSHIP  CONFLICTS   STRUCTURE
                                        NUMBER AND TYPE     APPROXIMATE TOTAL   PERFORMANCE        OF FUND       OF          OF
                                          OF ACCOUNT*           NET ASSETS    BASED ACCOUNTS(a)     SHARES    INTEREST  COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
------------------------------------------------------------------------------------------------------------------------------------
Equity Value    Warren Spitz                                                                     $50,001 -
                                                                                                 $100,000
                ---------------------    5 RICs               $11.63 billion                     ------------   (2)        (30)
                Steve Schroll            1 PIV                $153.6 million                     $50,001 -
                                         1 other account      $12.4 million                      $100,000
                ---------------------                                                            ------------
                Laton Spahr                                                                      $50,001 -
                                                                                                 $100,000
                ---------------------------------------------------------------------------------------------
                Paul Stocking(d)         7 RICs               $13.21 billion                     $100,001-
                                         1 PIV                $137.49 million  5 RICs            $500,000
                                         2 other accounts(f)  $112.63 million  ($13.02 B)
------------------------------------------------------------------------------------------------------------------------------------
Precious        Clay Hoes                1 PIV                $91.8 million                      $1 - $10,000 (2), (3)     (30)
Metals and
Mining
------------------------------------------------------------------------------------------------------------------------------------
Small Cap       UBS: Paul A. Graham      5 RICs               $1.03 billion
Growth                                   2 PIVs               $314.0 million
                                         4 other accounts     $266.0 million   1 other account
                ------------------------------------------------------------   ($62 M)               None       (4)        (31)
                UBS: David N. Wabnik     5 RICs               $1.03 billion
                                         2 PIVs               $314.0 million
                                         21 other accounts    $266.0 million
                --------------------------------------------------------------------------------------------------------------------
                Turner:                  20 RICs              $4.5 billion     1 RIC ($41 M);
                William C. McVail        16 PIVs              $251 million     2 other accounts
                                         68 other accounts    $4.2 billion     ($20 M)               None       (5)        (32)
                ---------------------------------------------------------------------------------------------
                Turner:                  22 RICs              $4.7 billion     4 RICs ($905 M);
                Christopher K. McHugh    28 PIVs              $562 million     2 other accounts
                                         76 other accounts    $5.1 billion     ($20 M)               None
                ---------------------------------------------------------------------------------------------
                Turner:                  6 RICs               $1.2 billion     1 RIC ($71 M);
                Frank L. Sustersic       6 PIVs               $10 million      2 other accounts      None
                                         46 other accounts    $2.4 billion     ($20 M)
                ---------------------------------------------------------------------------------------------
                Turner:                  5 RICs               $535 million     1 RIC ($29 M);
                Jason D. Schrotberger    10 PIVs              $176 million     2 other accounts      None
                                         36 other accounts    $1.9 billion     ($20 M)
                --------------------------------------------------------------------------------------------------------------------
                Essex: Nancy B. Prial    1 RIC                $10.0 million
                                         2 PIVs               $72.2 million
                                         16 other accounts    $29.3 million                          None       (6)        (33)
                --------------------------------------------------------------------------------------------------------------------
                MDTA: David Goldsmith
                ---------------------
                MDTA:
                Freerick L. Konopka
                ---------------------
                MDTA: Sarah A. Stahl
                ---------------------
                MDTA:                    8 RICs
                Stephen R. Griscom       6 PIVs               $194.52 million
                ---------------------    20,989 other         $15.51 million   1 other account
                MDTA:                    accounts             $6.161 billion   ($8.584 M)            None       (7)        (34)
                Daniel J. Mahr
                ---------------------
                MDTA:
                Douglas K. Thunen
                ---------------------
                MDTA:
                Brian M. Greenberg
                ---------------------
                MDTA: David N. Esch
------------------------------------------------------------------------------------------------------------------------------------
Small Cap       Kenwood:                 1 RIC                $198.92 million                    $100,001 -
Advantage       Jake Hurwitz             1 PIV                $66.94 million   1 other account   $500,000
                ---------------------    22 other accounts    $763.83 million  ($71.65 M)        ------------   (8)        (35)
                Kenwood:                                                                         $500,001 -
                Kent Kelley                                                                      $1,000,000
------------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - March 30, 2007                  Page 110

------------------------------------------------------------------------------------------------------------------------------------
                                              OTHER ACCOUNTS MANAGED (excluding the fund)                    POTENTIAL
  FUND            PORTFOLIO MANAGER     -------------------------------------------------------   OWNERSHIP  CONFLICTS   STRUCTURE
                                        NUMBER AND TYPE     APPROXIMATE TOTAL   PERFORMANCE        OF FUND       OF          OF
                                          OF ACCOUNT*           NET ASSETS    BASED ACCOUNTS(a)     SHARES    INTEREST  COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
------------------------------------------------------------------------------------------------------------------------------------
Retirement      Dimitris Bertsimas       8 RICs               $3.2 billion
Plus 2010(e)                             7 PIVs               $0.246 billion
                                         10 other accounts(f) $0.223 billion                       None(g)      (9)        (30)
                ------------------------------------------------------------
                Colin Lundgren
                -----------------        4 RICs               $0.109 billion
                Erol Sonderegger
------------------------------------------------------------------------------------------------------------------------------------
Retirement      Dimitris Bertsimas       8 RICs               $3.2 billion
Plus 2015(e)                             7 PIVs               $0.246 billion
                                         10 other accounts(f) $0.223 billion                       None(g)      (9)        (30)
                ------------------------------------------------------------
                Colin Lundgren
                -----------------        4 RICs               $0.109 billion
                Erol Sonderegger
------------------------------------------------------------------------------------------------------------------------------------
Retirement      Dimitris Bertsimas       8 RICs               $3.2 billion
Plus 2020(e)                             7 PIVs               $0.246 billion
                                         10 other accounts(f) $0.223 billion                       None(g)      (9)        (30)
                ------------------------------------------------------------
                Colin Lundgren
                -----------------        4 RICs               $0.109 billion
                Erol Sonderegger
------------------------------------------------------------------------------------------------------------------------------------
Retirement      Dimitris Bertsimas       8 RICs               $3.2 billion
Plus 2025(e)                             7 PIVs               $0.246 billion
                                         10 other accounts(f) $0.223 billion                       None(g)      (9)        (30)
                ------------------------------------------------------------
                Colin Lundgren
                -----------------        4 RICs               $0.109 billion
                Erol Sonderegger
------------------------------------------------------------------------------------------------------------------------------------
Retirement      Dimitris Bertsimas       8 RICs               $3.2 billion
Plus 2030(e)                             7 PIVs               $0.246 billion
                                         10 other accounts(f) $0.223 billion                       None(g)      (9)        (30)
                ------------------------------------------------------------
                Colin Lundgren
                -----------------        4 RICs               $0.109 billion
                Erol Sonderegger
------------------------------------------------------------------------------------------------------------------------------------
Retirement      Dimitris Bertsimas       8 RICs               $3.2 billion
Plus 2035(e)                             7 PIVs               $0.246 billion
                                         10 other accounts(f) $0.223 billion                       None(g)      (9)        (30)
                ------------------------------------------------------------
                Colin Lundgren
                -----------------        4 RICs               $0.109 billion
                Erol Sonderegger
------------------------------------------------------------------------------------------------------------------------------------
Retirement      Dimitris Bertsimas       8 RICs               $3.2 billion
Plus 2040(e)                             7 PIVs               $0.246 billion
                                         10 other accounts(f) $0.223 billion                       None(g)      (9)        (30)
                ------------------------------------------------------------
                Colin Lundgren
                -----------------        4 RICs               $0.109 billion
                Erol Sonderegger
------------------------------------------------------------------------------------------------------------------------------------
Retirement      Dimitris Bertsimas       8 RICs               $3.2 billion
Plus 2045(e)                             7 PIVs               $0.246 billion
                                         10 other accounts(f) $0.223 billion                       None(g)      (9)        (30)
                ------------------------------------------------------------
                Colin Lundgren
                -----------------        4 RICs               $0.109 billion
                Erol Sonderegger
------------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - March 30, 2007                  Page 111

------------------------------------------------------------------------------------------------------------------------------------
                                              OTHER ACCOUNTS MANAGED (excluding the fund)                     POTENTIAL
  FUND            PORTFOLIO MANAGER     --------------------------------------------------------   OWNERSHIP  CONFLICTS  STRUCTURE
                                          NUMBER AND TYPE    APPROXIMATE TOTAL   PERFORMANCE        OF FUND       OF         OF
                                            OF ACCOUNT*          NET ASSETS    BASED ACCOUNTS(a)     SHARES    INTEREST COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
------------------------------------------------------------------------------------------------------------------------------------
Aggressive      Turner:                  22 RICs              $4.2 billion     4 RICs ($851 M);
Growth          Christopher K. McHugh    28 PIVs              $542.0 million   2 other accounts
                                         76 other accounts    $4.7 billion     ($19 M)
                --------------------------------------------------------------------------------
                Turner: Tara Hedlund(h)  9 RICs               $2.5 billion
                                         22 PIVs              $397 million     1 RIC ($24.0 M)       None       (5)        (32)
                                         22 other accounts    $1.1 billion
                --------------------------------------------------------------------------------
                Turner:                  13 RICs              $2.9 billion     1 RIC ($24.0 M);
                Jason Schrotberger(h)    26 PIVs              $480 million     2 other accounts
                                         59 other accounts    $3.0 billion     ($19.0 M)
                --------------------------------------------------------------------------------------------------------------------
                American Century:
                Glenn A. Fogle           8 RICs               $6.85 billion
                -----------------------
                American Century:        1 other account      $119.9 million                         None
                David M. Holland                                                                                (10)       (36)
                -----------------------------------------------------------------------------------------
                American Century:
                Bradley X. Eixmann(p)
----------------------------------------------------------------------------------------------------------------------------------
Fundamental     Goldman:
Growth          Steven M. Barry
                -----------------------  29 RICs              $9.72 billion    4 other accounts
                Goldman: David G. Shell  450 other accounts   $17.42 billion   ($2.07 B)             None       (11)       (37)
                -----------------------
                Goldman:
                Gregory H. Ekizian
                --------------------------------------------------------------------------------------------------------------------
                Wellington Management:   7 RICs               $2.62 billion
                John A. Boselli          9 PIVs               $1.44 billion
                                         42 other accounts    $6.62 billion    1 other account
                -------------------------------------------------------------  ($311.6 M)            None       (12)       (38)
                Wellington Management:   7 RICs               $2.7 billion
                Andrew J. Schilling      9 PIVs               $1.6 billion
                                         57 other accounts    $7.92 billion
------------------------------------------------------------------------------------------------------------------------------------
Fundamental     Davis:                   26 RICs              $64.80 billion
Value           Christopher C. Davis     11 PIVs              $1.40 billion                         None(j)     (13)       (39)
                -----------------------  41,000 other         $12.30 billion
                Davis:                   accounts(i)
                Kenneth C. Feinberg
------------------------------------------------------------------------------------------------------------------------------------
High Yield      Scott Schroepfer         1 RIC                $1.15 billion                        $100,001-
Bond                                                                                               $500,000
                -------------------------------------------------------------                      ---------
                Jennifer Ponce de Leon   5 RICs               $6.61 billion                                      (2)       (30)
                                         2 PIVs               $25.98 million                          None
                                         11 other accounts    $2.05 billion
------------------------------------------------------------------------------------------------------------------------------------
Income          Dimitris Bertsimas       17 RICs              $3.26 billion
Builder Basic                            7 PIVs               $240.49 million
Income                                   10 other accounts    $212.46 billion                        None
                -------------------------------------------------------------                                    (9)       (30)
                Colin Lundgren
                -----------------------  11 RICs              $314.22 million                       --------
                Erol Sonderegger                                                                    $10,001-
                                                                                                    $50,000
------------------------------------------------------------------------------------------------------------------------------------
Income          Dimitris Bertsimas       17 RICs              $3.23 billion
Builder                                  7 PIVs               $240.49 million
Enhanced                                 10 other accounts    $212.46 million                        None        (9)       (30)
Income          -------------------------------------------------------------
                Colin Lundgren
                -----------------------  11 RICs              $277.63 million
                Erol Sonderegger
------------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - March 30, 2007                  Page 112

------------------------------------------------------------------------------------------------------------------------------------
                                              OTHER ACCOUNTS MANAGED (excluding the fund)                    POTENTIAL
  FUND            PORTFOLIO MANAGER      ------------------------------------------------------   OWNERSHIP  CONFLICTS   STRUCTURE
                                           NUMBER AND TYPE  APPROXIMATE TOTAL   PERFORMANCE        OF FUND       OF          OF
                                             OF ACCOUNT*        NET ASSETS    BASED ACCOUNTS(a)     SHARES    INTEREST  COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
Income          Dimitris Bertsimas       17 RICs             $3.22 billion
Builder                                  7 PIVs              $240.49 million                         None
Moderate                                 10 other accounts   $212.46 million
Income          -------------------------------------------------------------                    ----------      (9)        (30)
                Colin Lundgren                                                                   $100,001-
                                                                                                 $500,000
                ----------------------   11 RICs             $270.03 million                     ----------
                Erol Sonderegger                                                                 $10,001-
                                                                                                 $50,000
------------------------------------------------------------------------------------------------------------------------------------
Select Value    Systematic:
                Ron Mushock(k)           5 RICs              $780.0 million
                ----------------------   5 PIVs              $437.0 million    1 other account
                Systematic:              95 other accounts   $5.12 billion     ($191.0 M)            None       (27)        (53)
                Kevin McCreesh(k)
                --------------------------------------------------------------------------------------------------------------------
                WEDGE:
                R. Michael James(l)
                ----------------------
                WEDGE:                   1 RIC               $0.07 billion
                Peter F. Bridge(l)       181 other accounts  $2.60 billion                           None       (28)        (54)
                ----------------------
                WEDGE:
                Paul M. VeZolles(l)
------------------------------------------------------------------------------------------------------------------------------------
Short           Scott Kirby              10 RICS             $8.54 billion
Duration                                 7 PIVs              $2.14 billion     1 other account   $10,001-
U.S.                                     51 other accounts   $22.26 billion    ($32.99 M)        $50,000
Government      -------------------------------------------------------------------------------------------      (2)        (30)
                Jamie Jackson            12 RICs             $10.46 billion
                                         8 PIVs              $3.15 billion                       $10,001-
                                         35 other accounts   $7.19 billion                       $50,000
------------------------------------------------------------------------------------------------------------------------------------
Small Cap       American Century:        15 RICs             $10.57 billion
Equity          Thomas P. Vaiana         3 other accounts    $316.3 million
                -------------------------------------------------------------
                American Century:        14 RICs             $7.52 billion
                William Martin           3 other accounts    $316.3 million
                -------------------------------------------------------------                        None       (10)        (36)
                American Century:        6 RICs              $2.44 billion
                Wihelmine von Turk       2 other accounts    $306.2 million
                -------------------------------------------------------------
                American Century:        7 RICs              $2.45 billion
                Brian Ertley             2 other accounts    $306.2 million
                --------------------------------------------------------------------------------------------------------------------
                Lord, Abbett:            3 RICs              $1.78 billion
                Michael T. Smith         14 other accounts   $833.3 million                          None       (14)        (40)
                --------------------------------------------------------------------------------------------------------------------
                Wellington Management:   3 RICs              $1.64  million
                Kenneth L. Abrams        3 PIVs              $994.3 million                      $500,001-
                                         21 other accounts   $1.87 billion     1 RIC ($1.41 B);  $1,000,000
                -------------------------------------------------------------  1 other account   ----------     (12)        (38)
                Wellington Management:   3 RICs              $1.64 billion     ($311.1 M)
                Daniel J. Fitzpatrick    3 PIVs              $994.3 million                          None
                                         13 other accounts   $1.85 billion
------------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - March 30, 2007                  Page 113

------------------------------------------------------------------------------------------------------------------------------------
                                              OTHER ACCOUNTS MANAGED (excluding the fund)                    POTENTIAL
  FUND         PORTFOLIO MANAGER         -------------------------------------------------------- OWNERSHIP  CONFLICTS   STRUCTURE
                                           NUMBER AND TYPE    APPROXIMATE TOTAL   PERFORMANCE      OF FUND       OF          OF
                                             OF ACCOUNT*         NET ASSETS     BASED ACCOUNTS(a)   SHARES    INTEREST  COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
Small Cap    Donald Smith:
Value        Donald G. Smith             2 RICs               $1,136.0 million
             -------------------------   1 PIV                $199.0 million                         None       (15)       (41)
             Donald Smith:               30 other accounts    $2,055.0 million
             Richard L. Greenberg
             -----------------------------------------------------------------------------------------------------------------------
             Franklin Portfolio
             Associates:
             John S. Cone
             -------------------------
             Franklin Portfolio
             Associates:
             Michael F. Dunn
             -------------------------
             Franklin Portfolio
             Associates:
             Oliver E. Buckley           16 RICs              $14.5 billion     2 RICs ($9.1 B);
             -------------------------   5 PIVs               $199.0 million   17 other accounts
             Franklin Portfolio          92 other accounts    $4.75 billion    ($4.75 B)              None       (16)       (42)
             Associates:
             Kristin J. Crawford
             -------------------------
             Franklin Portfolio
             Associates:
             Langton Garvin
             -------------------------
             Franklin Portfolio
             Associates:
             Patrick Slattery
             -----------------------------------------------------------------------------------------------------------------------
             BHMS: James S. McClure      2 RICs               $430.40 million
             -------------------------
             BHMS: John P. Harloe        16 other accounts    $731.60 million                        None       (17)       (43)
             -----------------------------------------------------------------------------------------------------------------------
             MetWest: Gary W. Lisenbee
             -------------------------   3 RICs               $568.9 million
             MetWest: Howard Gleicher    4 PIVs               $57.20 million
             -------------------------   7 other accounts     $65.90 million                         None       (18)       (44)
             MetWest: Jeffrey Peck
             -------------------------
             MetWest: Jay Cunningham
------------------------------------------------------------------------------------------------------------------------------------
U.S.         Scott Kirby                 10 RICs              $9.38 billion
Government                               7 PIVs               $2.14 billion    1 other account   $10,001-
Mortgage                                 51 other accounts    $22.26 billion   ($32.99 M)        $50,000        (2)        (30)
------------------------------------------------------------------------------------------------------------------------------------
Value        Lord, Abbett:               12 RICs              $25.69 billion
             Eli M. Salzmann             10 PIVs              $822.8 million   1 other account
             ------------------------    45,651 other         $17.778 billion  ($221.4 M)            None       (14)       (40)
             Lord, Abbett:               accounts
             Sholom Dinsky
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
------------------------------------------------------------------------------------------------------------------------------------
Dividend     Warren Spitz                                                                        Over
Opportunity                                                                                      $1,000,000
             -------------------------   5 RICs              $12.24 billion                      ----------
             Steve Schroll               1 PIV               $149.85 million                     $100,001-
                                         4 other accounts    $275.76 million                     $500,000
             -------------------------                                                           ----------
             Laton Spahr                                                                         $50,001-       (2)        (30)
                                                                                                 $100,000
             ----------------------------------------------------------------------------------------------
             Paul Stocking(d)            7 RICs               $13.0 billion
                                         1 PIV                $137.49 million                    $50,001-
                                         2 other accounts(f)  $112.63 million  5 RICs ($12.8 B)  $100,000
------------------------------------------------------------------------------------------------------------------------------------
Real Estate  Julene Melquist             None                                                    $10,001-     (2), (3)     (30)
                                                                                                 $50,000
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
------------------------------------------------------------------------------------------------------------------------------------
Core Bond    Tom Murphy                  7 RICs               $9.86 billion
                                         3 PIVs               $1.15 billion                      $10,001-
                                         24 other accounts    $15.07 billion                     $50,000
             ------------------------------------------------------------------                  ----------
             Jamie Jackson               14 RICs              $16.99 billion
                                         6 PIVs               $3.48 billion                      $10,001-       (2)        (30)
                                         35 other accounts    $7.61billion                       $50,000
             ----------------------------------------------------------------------------------------------
             Scott Kirby                 10 RICs              $11.58 billion
                                         6 PIVs               $2.08 billion    1 other account   $10,001-
                                         51 other accounts    $21.72 billion   ($33.29 M)        $50,000
------------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - March 30, 2007                  Page 114

------------------------------------------------------------------------------------------------------------------------------------
                                               OTHER ACCOUNTS MANAGED (excluding the fund)                    POTENTIAL
  FUND            PORTFOLIO MANAGER      ------------------------------------------------------    OWNERSHIP  CONFLICTS   STRUCTURE
                                           NUMBER AND TYPE  APPROXIMATE TOTAL   PERFORMANCE        OF FUND       OF          OF
                                             OF ACCOUNT*        NET ASSETS    BASED ACCOUNTS(a)     SHARES    INTEREST  COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
Disciplined      Dimitris Bertsimas      17 RICs             $1.79 billion
Equity                                   1 PIV               $113.40 million                        $100,001-
                                         10 other accounts   $209.66 million                        $500,000      (2)        (30)
                 ------------------------------------------------------------                       ----------
                 Gina Mourtzinou         3 RICs              $1.33 billion                          $50,001-
                                         5 other accounts    $178.76 million                        $100,000
------------------------------------------------------------------------------------------------------------------------------------
Disciplined      Dimitris Bertsimas      17 RICs             $3.71 billion
Small and                                1 PIV               $113.40 million
Mid Cap                                  10 other accounts   $209.66 million                           None       (2)        (30)
Equity           ------------------------------------------------------------
                 Gina Mourtzinou         3 RICs              $3.24 billion
                                         5 other accounts    $178.76 million
------------------------------------------------------------------------------------------------------------------------------------
Disciplined      Dimitris Bertsimas      17 RICs             $3.70 billion
Small Cap                                1 PIV               $113.40 million                        $100,001-
Value                                    10 other accounts   $209.66 million                        $500,000
                 ------------------------------------------------------------                       ----------    (2)        (30)
                 Gina Mourtzinou         3 RICs              $3.24 billion                          $10,001-
                                         5 other accounts    $178.76 million                        $50,000
                 ------------------------------------------------------------                       ----------
                 Steve Kokkotos(n)       None                                                          None
------------------------------------------------------------------------------------------------------------------------------------
Floating Rate    Lynn Hopton             13 other accounts   $6.08 billion                             None
                 ------------------------------------------------------------                       ----------
                 Yvonne Stevens          14 other accounts   $6.28 billion                          $10,001-
                 ------------------------------------------------------------                       $50,000       (2)        (30)
                 Erol Sonderegger
                 ----------------------  11 RICs             $303.58 million                        ----------
                 Colin Lundgren                                                                        None
------------------------------------------------------------------------------------------------------------------------------------
Growth           Nick Thakore            4 RICs              $12.62 billion
                                         2 PIVs              $45.77 million                            None       (2)        (30)
                                         2 other accounts    $107.09 million
------------------------------------------------------------------------------------------------------------------------------------
Income           Brian Lavin             1 RIC               $222.69 million                        $50,001-
Opportunities                            1 PIV               $18.66 million                         $100,000
                 ------------------------------------------------------------                       ----------
                 Jennifer Ponce de Leon  5 RICs              $8.48 billion
                                         1 PIV               $18.66 million                         $10,001-
                                         11 other accounts   $1.86 billion                          $50,000      (2)        (30)
------------------------------------------------------------------------------------------------------------------------------------
Inflation        Jamie Jackson           14 RICs             $16.94 billion
Protected                                6 PIVs              $3.48 billion                          $10,001-
Securities                               35 other accounts   $7.61 billion                          $50,000      (2)        (30)
------------------------------------------------------------------------------------------------------------------------------------
Large Cap        Nick Thakore            4 RICs              $8.14 billion
Equity                                   2 PIVs              $45.77 million
                                         2 other accounts    $107.09 million
                 ------------------------------------------------------------                          None       (2)        (30)
                 Bob Ewing               6 RICs              $7.54 billion
                                         2 PIVs              $45.77 million
                                         2 other accounts    $107.09 million
------------------------------------------------------------------------------------------------------------------------------------
Large Cap        Bob Ewing               6 RICs              $15.28 billion
Value                                    2 PIVs              $45.77 million                            None       (2)        (30)
                                         2 other accounts    $107.09 million
------------------------------------------------------------------------------------------------------------------------------------
Limited          Tom Murphy              7 RICs              $9.93 billion
Duration                                 3 PIVs              $1.15 billion                          $10,001-
Bond                                     24 other accounts   $15.07 million                         $50,000
                 ------------------------------------------------------------                       ----------
                 Jamie Jackson           14 RICs             $17.06 billion
                                         6 PIVs              $3.48 billion                          $10,001-
                                         35 other accounts   $7.61 billion                          $50,000       (2)        (30)
                 ---------------------------------------------------------------------------------------------
                 Scott Kirby             10 RICs             $11.65 billion    1 other account
                                         6 PIVs              $2.08 billion     ($33.29M)            $10,001-
                                         51 other accounts   $21.72 billion                         $50,000
------------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - March 30, 2007                  Page 115

------------------------------------------------------------------------------------------------------------------------------------
                                            OTHER ACCOUNTS MANAGED (excluding the fund)                      POTENTIAL
  FUND          PORTFOLIO MANAGER     ----------------------------------------------------------  OWNERSHIP  CONFLICTS   STRUCTURE
                                        NUMBER AND TYPE     APPROXIMATE TOTAL     PERFORMANCE      OF FUND       OF          OF
                                          OF ACCOUNT*           NET ASSETS     BASED ACCOUNTS(a)    SHARES    INTEREST  COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
------------------------------------------------------------------------------------------------------------------------------------
California                            8 RICs                $4.78 billion
Tax-Exempt(m)                         15 other accounts     $8.17 billion
-------------                         -------------------------------------
Massachusetts                         8 RICs                $4.90 billion
Tax-Exempt(m)                         15 other accounts     $8.17 billion
-------------                         -------------------------------------
Michigan                              8 RICs                $4.91 billion
Tax-Exempt(m)                         15 other accounts     $8.17 billion
------------- Rick LaCoff             -------------------------------------                            None      (2)         (30)
Minnesota                             8 RICs                $4.61 billion
Tax-Exempt(m)                         15 other accounts     $8.17 billion
-------------                         -------------------------------------
New-York                              8 RICs                $4.89 billion
Tax-Exempt(m)                         15 other accounts     $8.17 billion
-------------                         -------------------------------------
Ohio                                  8 RICs                $4.91 billion
Tax-Exempt(m)                         15 other accounts     $8.17 billion
------------------------------------------------------------------------------------------------------------------------------------
Diversified   Tom Murphy              7 RICs                $4.19 billon
Bond                                  3 PIVs                $1.16 billion                          $100,001-
                                      23 other accounts     $14.96 billion                         $500,000
              -------------------------------------------------------------    3 RICs ($1.43 B)    ------------
              Jamie Jackson           14 RICs               $11.54 billion
                                      6 PIVs                $3.5 billion                           $10,001-
                                      34 other accounts(f)  $7.3 billion                           $50,000
              -------------------------------------------------------------------------------------------------
              Scott Kirby             10 RICs               $5.88 billion      3 RICs ($1.43 B);
                                      6 PIVs                $2.1 billion       1 other account     $10,001-      (2)         (30)
                                      50 other accounts(f)  $21.72 billion     ($65.66M)           $50,000
              -------------------------------------------------------------------------------------------------
              Jennifer Ponce de Leon  5 RICs                $6.1 billion
                                      1 PIV                 $18.87 million                         $10,001-
                                      11 other accounts     $1.87 billion                          $50,000
              -------------------------------------------------------------------------------------------------
              Nicolas Pifer           6 RICs                $4.05 billion
                                      6 PIVs                $767.62 million    1 other account     $1-$10,000
                                      14 other accounts     $4.28 billion      ($503.33M)
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
------------------------------------------------------------------------------------------------------------------------------------
Balanced      Tom Murphy              7 RICs                $6.78 billion
                                                                                                   $10,001-
                                      3 PIVs                $1.15 billion                          $50,000
                                      20 other accounts     $13.4 billion      1RIC
              -------------------------------------------------------------    ($319.04M)          ------------
              Jamie Jackson           15 RICs               $17.46 billion
                                      6 PIVs                $3.32 billion                          $10,001-
                                      34 other accounts(f)  $7.65 billion                          $50,000

              -------------------------------------------------------------------------------------------------  (2)         (30)
              Scott Kirby             10 RICs               $8.44 billion      2 RICs ($1.04 M);
                                      6 PIVs                $2.11 billion      1 other account         None
                                      51 other accounts(f)  $21.91 billion     ($65.92M)
              -------------------------------------------------------------------------------------------------
              Bob Ewing               6 RICs                $13.31 million
                                      2 PIVs                $37.33 million     5 RICs ($12.88 B)       None
                                      2 other accounts(f)   $104.45 million
------------------------------------------------------------------------------------------------------------------------------------
Diversified   Warren Spitz                                                                         $100,001-
Equity                                                                                             $500,000
Income        ---------------------                                                                ------------
              Laton Spahr                                                                          $50,001-
                                      7 RICs                $7.9 billion                           $100,000
              ---------------------   1 PIV                 $127.64 million    5 RICs ($7.7 B)     ------------  (2)         (30)
              Steve Schroll           2 other accounts(f)   $118.92 million                        $50,001-
                                                                                                   $100,000
              ---------------------                                                                ------------
              Paul Stocking                                                                        $100,001-
                                                                                                   $500,000
-----------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - March 30, 2007                  Page 116

------------------------------------------------------------------------------------------------------------------------------------
                                          OTHER ACCOUNTS MANAGED (excluding the fund)                        POTENTIAL
  FUND          PORTFOLIO MANAGER    ---------------------------------------------------------    OWNERSHIP  CONFLICTS   STRUCTURE
                                      NUMBER AND TYPE     APPROXIMATE TOTAL     PERFORMANCE        OF FUND       OF          OF
                                        OF ACCOUNT*           NET ASSETS     BASED ACCOUNTS(a)      SHARES    INTEREST  COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap        Warren Spitz                                                                      $100,001-
Value                                                                                            $500,000
               --------------------                                                              ------------
               Laton Spahr                                                                       $10,001-
                                     7 RICs                $13.02 billion                        $50,000
               --------------------  1 PIV                 $127.64 million   5 RICs ($12.83 B)   ------------   (2)        (30)
               Steve Schroll         2 other accounts(f)   $118.92 million                       $50,001-
                                                                                                 $100,000
               --------------------                                                              ------------
               Paul Stocking                                                                     $100,001-
                                                                                                 $500,000
------------------------------------------------------------------------------------------------------------------------------------
Strategic      Tom Murphy            7 RICs                $6.87 billion
Allocation                           3 PIVs                $1.15 billion                         $10,001-
                                     20 other accounts     $13.41 billion                        $50,000
               ------------------------------------------------------------- 2 RICs ($1.14 B)    ------------
               Jamie Jackson         15 RICs               $17.55 billion
                                     6 PIVs                $3.32 billion                         $10,001-
                                     34 other accounts(f)  $7.65 billion                         $50,000
               ----------------------------------------------------------------------------------------------
               Scott Kirby           10 RICs               $8.53 billion     2 RICs ($1.14 B);
                                     6 PIVs                $2.11 billion     1 other account     $10,001-       (2)        (30)
                                     51 other accounts(f)   $21.91 billion    ($65.92 M)         $50,000
               ----------------------------------------------------------------------------------------------
               Dimitris Bertsimas    15 RICs               $2.79 billion
                                     1 PIV                 $118.9 million    4 RICs ($2.24 B)    Over
                                     11 other accounts(f)  $229.1 million                        $1,000,000
               ----------------------------------------------------------------------------------------------
               Gina Mourtnizou       3 RICs                $2.17 billion     3 RICs ($2.17 B)    $100,001-
                                     5 other accounts      $188.6 million                        $500,000
               ----------------------------------------------------------------------------------------------
               Alex Sauer-Budge(n)   1 RIC                 $80.51 million    2 RICs ($1.3 B)       None
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
------------------------------------------------------------------------------------------------------------------------------------
Absolute       Nicholas Pifer        6 RICs                $6.99 billion
Return                               6 PIVs                $738.12 million                         None         (2)        (30)
Currency                             13 other accounts     $3.77 billion
and Income
------------------------------------------------------------------------------------------------------------------------------------
Disciplined    Dimitris Bertsimas    15 RICs               $3.79 billion
International                        1 PIV                 $118.90 million   4 RICs ($3.24 B)
Equity                               11 other accounts     $229.10 million                         None         (2)        (30)
               --------------------------------------------------------------------------------
               Alex Sauer-Budge(n)   1 RIC                 $1.22 billion     2 RICs ($1.3 B)
------------------------------------------------------------------------------------------------------------------------------------
Emerging       Threadneedle:         1 RIC                 $0.47 billion
Markets        Julian A.S. Thompson  1 PIV                 $0.03 billion
                                     3 other accounts      $0.34 billion
               -------------------------------------------------------------                      None(o)      (19)        (45)
               Threadneedle:         1 RIC                 $0.47 billion
               Jules Mort            1 PIV                 $1.56 billion
                                     1 other account       $0.84 billion
------------------------------------------------------------------------------------------------------------------------------------
Emerging       Nicholas Pifer        6 RICs                $7.01 billion
Markets                              6 PIVs                $738.12 million                       $10,001-       (2)        (30)
Bond                                 13 other accounts     $3.77 billion                         $50,000
------------------------------------------------------------------------------------------------------------------------------------
European       Threadneedle:
Equity         Rob Jones             None                                                         None(o)      (19)        (45)
------------------------------------------------------------------------------------------------------------------------------------
Global Bond    Nicholas Pifer        6 RICs                $6.55 billion
                                     6 PIVs                $738.12 million                       $50,001-       (2)        (30)
                                     13 other accounts     $3.77 billion                         $100,000
------------------------------------------------------------------------------------------------------------------------------------
Global Equity  Threadneedle:         2 RICs                $1.93 billion
               Dominic Rossi         1 other account       $0.10 billion
               -------------------------------------------------------------                      None(o)      (19)        (45)
               Threadneedle:         2 PIVs                $0.17 billion
               Stephen Thornber
----------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - March 30, 2007                  Page 117

------------------------------------------------------------------------------------------------------------------------------------
                                              OTHER ACCOUNTS MANAGED (excluding the fund)                     POTENTIAL
  FUND          PORTFOLIO MANAGER        --------------------------------------------------------  OWNERSHIP  CONFLICTS   STRUCTURE
                                          NUMBER AND TYPE    APPROXIMATE TOTAL     PERFORMANCE     OF FUND       OF          OF
                                            OF ACCOUNT*          NET ASSETS     BASED ACCOUNTS(a)   SHARES    INTEREST  COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
Global         Nina Hughes               1 PIV               $14.71 million                          None      (2),(3)       (30)
Technology
------------------------------------------------------------------------------------------------------------------------------------
International  Columbia WAM:
Aggressive     P. Zachary Egan           1 RIC               $4.0 billion
Growth         ---------------------------------------------------------------
               Columbia WAM:                                                                         None        (20)        (46)
               Louis J. Mendes           2 RICs              $5.3 billion
               ---------------------------------------------------------------------------------------------------------------------
               Principal: John Pihlblad  1 RIC               $1.27 billion
               ------------------------
               Principal: Steven Larson  1 other account     $5.31 million                           None        (21)        (47)
------------------------------------------------------------------------------------------------------------------------------------
International  Boston Company:
Equity         D. Kirk Henry             11 RICs             $4.86 billion
               ------------------------  8 PIVs              $4.96 billion      1 other account      None        (22)        (48)
               Boston Company:           55 other accounts   $16.76 billion     ($323.0 M)
               Clifford A. Smith
               ---------------------------------------------------------------------------------------------------------------------
               Marisco:                  14 RICs             $8.17 billion
               James G. Gendelman        8 other accounts    $535.08 million                         None        (23)        (49)
------------------------------------------------------------------------------------------------------------------------------------
International  Threadneedle:             1 RIC               $1.27 billion
Opportunity    Alex Lyle                 25 PIVs             $1.74 billion
               ---------------------------------------------------------------                       None(o)     (19)        (45)
               Threadneedle:             2 RICs              $2.01 billion
               Dominic Rossi             1 other account     $0.10 billion
------------------------------------------------------------------------------------------------------------------------------------
International  AllianceBernstein:
Select Value   Kevin F. Simms
               ------------------------
               AllianceBernstein:
               Henry S. D'Auria                                                 2 RICs ($3.77 B);
               ------------------------  78 RICs             $32.93 billion     1 PIV ($813.0 M);
               AllianceBernstein:        134 PIVs            $24.49 billion     106 other            None        (24)        (50)
               Sharon E. Fay             751 other accounts  $125.03 billion    accounts
               ------------------------                                         ($20.71 B)
               AllianceBernstein:
               Marilyn G. Fedak
               ------------------------
               AllianceBernstein:
               John P. Mahedy
------------------------------------------------------------------------------------------------------------------------------------
International  AIGGIC:                   4 RICs              $60.6 million
Small Cap      Hans K. Danielsson        5 PIVs              $906.08 million    1 other account
                                         6 other accounts    $1.68 billion      ($100.01 M)
               -----------------------------------------------------------------------------------
               AIGGIC:                   3 PIVs              $432.26 million
               Chantal Brennan
               ---------------------------------------------------------------                       None        (25)        (51)
               AIGGIC: Ming Hsu          3 PIVs              $66.75 million
                                         5 other accounts    $270.73 million
               -----------------------------------------------------------------------------------
               AIGGIC: Noriko Umino      2 PIVs              $309.58 million    1 other account
                                         1 other account     $270.36 million    ($270.36 M)
               ---------------------------------------------------------------------------------------------------------------------
               Batterymarch:
               Charles F. Lovejoy        12 RICs             $2.43 billion      2 other accounts
               ------------------------
               Batterymarch:             10 PIVs             $971.76 million    ($53.8 B)            None        (26)        (52)
               Christopher W. Floyd      20 other accounts   $3.38 billion
------------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - March 30, 2007                  Page 118

------------------------------------------------------------------------------------------------------------------------------------
                                          OTHER ACCOUNTS MANAGED (excluding the fund)                        POTENTIAL
  FUND          PORTFOLIO MANAGER    ---------------------------------------------------------    OWNERSHIP  CONFLICTS   STRUCTURE
                                      NUMBER AND TYPE     APPROXIMATE TOTAL     PERFORMANCE        OF FUND       OF          OF
                                        OF ACCOUNT*           NET ASSETS     BASED ACCOUNTS(a)      SHARES    INTEREST  COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
------------------------------------------------------------------------------------------------------------------------------------
Intermediate   Rick LaCoff           8 RICs                 $4.77 billion     1 other account        None       (2)        (30)
Tax-Exempt                           16 other accounts      $8.17 billion    ($18.14 million)
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap                              1 RIC                  $683.4 million
Growth         John K. Schonberg     2 PIVs                 $102.8 million   1 RIC                   None       (2)        (30)
                                     7 other accounts       $38.8 million    ($683.4 million)
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt     Rick LaCoff           8 RICs                 $4.03 billion     1 other account        None       (2)        (30)
Bond                                 16 other accounts      $8.17 billion    ($18.14 million)
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt     Rick LaCoff           8 RICs                 $1.68 billion     1 other account        None       (2)        (30)
High Income                          16 other accounts      $8.17 billion    ($18.14 million)
------------------------------------------------------------------------------------------------------------------------------------

*     RIC refers to a Registered Investment Company; PIV refers to a Pooled
      Investment Vehicle.

(a) Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.

(b) Mr. Bergene has overall accountability for the group that monitors the subadvisers for RiverSource funds and for making recommendations to the Boards of Directors on changes to those subadvisers.

(c)   Ms. Keeley, who serves as Executive Vice President - Equity and Fixed
      Income for RiverSource Investments, and Mr. Truscott, who serves as Chief Investment Officer for RiverSource Investments, oversee the portfolio managers who manage other accounts for RiverSource
      Investments, including the underlying funds in which the Funds-of-Funds invest, and other accounts managed by RiverSource Investments and its affiliates including institutional assets, proprietary assets and hedge funds.

(d)   Mr. Stocking began managing the fund after its last fiscal period end;
      therefore reporting information is as of Aug. 31, 2006.

(e) As of the date of this SAI, the fund had not passed its first fiscal period end, and therefore the portfolio manager reporting information is as of March 31, 2006.

(f) Reflects each wrap program strategy as a single client, rather than counting each participant in the program as a separate client.

(g) The fund is new and shares were not yet being offered as of the fiscal period end.

(h) Ms. Hedlund and Mr. Schrotberger began managing the fund as of Oct. 1, 2006; therefore reporting information is as of Oct. 31, 2006.

(i)   Primarily managed money/wrap accounts.

(j)   Neither Christopher Davis nor Kenneth Feinberg own any shares of
      Fundamental Value Fund. However, both portfolio managers have over $1 million invested in the Davis Funds, which are managed in a similar style.

(k) The portfolio managers began managing the Fund after its last fiscal period end; therefore reporting information is as of June 30, 2006.

(l) The portfolio managers began managing the Fund after its last fiscal period end; therefore reporting information is as of July 31, 2006.

(m)   The fund changed its fiscal year end in 2006 from June 30 to Aug. 31.
      The information shown is as of Aug. 31, 2006.

(n)   The portfolio manager began managing the fund as of Nov. 10, 2006;
      therefore reporting information is as of Nov. 30, 2006.

(o) The fund is available for sale only in the U.S. The portfolio managers do not reside in the U.S. and therefore do not hold any shares of the fund.

(p) The portfolio manager began managing the fund as of Feb. 9, 2007, which was after the fund's most recent fiscal year end; therefore reporting information is not yet available.



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POTENTIAL CONFLICTS OF INTEREST

(1) Management of Funds-of-Funds differs from that of the other RiverSource funds. The portfolio management process is set forth generally below and in more detail in the funds' prospectus.

      Management of the portfolios is based on initial asset class guidance provided by the Capital Markets Committee, a group of RiverSource Investments investment professionals, and subsequent allocation determinations by the Asset Allocation Committee and Fund Selection Committee within established guidelines set forth in the prospectus. The Asset Allocation Committee, comprised of portfolio managers Joy, Keeley and Truscott, determines each funds-of-fund's allocation among the three main asset classes (equity, fixed income and cash) and allocation among investment categories within each asset class. The Fund Selection Committee, comprised portfolio managers Bergene, Joy, Keeley and Truscott, determines each funds-of-fund's allocation among the underlying funds. These allocation determinations are reviewed by the Asset Allocation Committee and Fund Selection Committee at least quarterly.

      Because of the structure of the funds-of-funds, the potential conflicts of interest for the portfolio managers may be different than the potential conflicts of interest for portfolio managers who manage other funds. These potential conflicts of interest include:

      o The portfolio managers of the underlying funds are under the supervision of portfolio managers Keeley and Truscott. Keeley and Truscott may have influence over the management of the underlying funds through their supervision of the underlying funds' portfolio managers and/or through their ability, as part of the Asset Allocation Committee and Fund Selection Committee, to influence the allocation of funds-of-funds assets to or away from the underlying funds.

      o Portfolio managers Joy, Keeley and Truscott also serve as members of the Capital Markets Committee. As described above, the Capital Markets Committee provides initial guidance with respect to asset allocation, and its view may play a significant role in the asset class determinations made by the Asset Allocation Committee and, as a result, in the underlying fund determinations made by the Fund Selection Committee.

      In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager has in place a Code of Ethics that is designed to address conflicts and that, among other things, imposes restrictions on the ability of the portfolio managers and other "investment access persons" to invest in securities that may be recommended or traded in the fund and other client accounts.

(2) RiverSource Investments portfolio managers may manage one or more mutual funds as well as other types of accounts, including hedge funds, proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage another account whose fees may be materially greater than the management fees paid by the Fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades. In addition, RiverSource Investments monitors a variety of areas (e.g., allocation of investment opportunities) and compliance with the firm's Code of Ethics, and places additional investment restrictions on portfolio managers who manage hedge funds and certain other accounts.

      RiverSource Investments has a fiduciary responsibility to all of the clients for which it manages accounts. RiverSource Investments seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and equitable basis over time. RiverSource Investments has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.



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      In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager's Code of Ethics is designed to address conflicts and, among other things, imposes restrictions on the ability of the portfolio managers and other "investment access persons" to invest in securities that may be recommended or traded in the fund and other client accounts.

(3) The portfolio manager's responsibilities also include working as a securities analyst. This dual role may give rise to conflicts with respect to making investment decisions for accounts that the portfolio manager manages versus communicating his or her analyses to other portfolio managers concerning securities that he or she follows as an analyst.

(4) The management of a portfolio and other accounts by a portfolio manager could result in potential conflicts of interest if the portfolio and other accounts have different objectives, benchmarks and fees because the portfolio manager and his team must allocate time and investment expertise across multiple accounts, including the portfolio. The portfolio manager and his team manage the portfolio and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS Global Asset Management (Americas) Inc. manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

      If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the portfolio may not be able to take full advantage of that opportunity due to an allocation or filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS Global Asset Management (Americas) Inc. has adopted procedures for allocating portfolio trades among multiple accounts to provide fair treatment to all accounts.

      The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS Global Asset Management (Americas) Inc. has adopted Codes of Ethics that govern such personal trading, but there is no assurance that the Codes will adequately address all such conflicts.

(5) As is typical for many money managers, potential conflicts of interest may arise related to Turner's management of accounts including the Fund where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please also see Turner's Form ADV, Part II for a description of some of its policies and procedures in this regard.

(6) To ensure that Essex addresses compliance and control issues, an open dialogue exists between the portfolio managers, the trading desk, and our account services groups. This allows Essex to monitor compliance among these parties to accommodate both our clients' and the firm's investment guidelines. In order to prevent and detect violations, we have the following checks and balances built into our compliance process:

      o     The client service group and the Compliance Officer -- Christopher
            P. McConnell, Co-Chief Executive Officer and Chief Financial Officer -- interpret each compliance restriction.

      o     Portfolio Managers review each trade for appropriateness.

      o Our trading systems are state of the art and have been developed to prevent an inappropriate security or position from being purchased in a portfolio once the system is coded.

      o Our administrative group reviews each trade on a daily basis for reconciliation purposes.

      o Each member of our firm has signed our Code of Ethics policy which outlines authorized trading activity and procedures.



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(7) MDTA offers several wealth management models in which their private clients (separately managed accounts) participate. Those offerings which follow the MDT Small Cap Growth strategy include portfolios of investments substantially identical to the portfolio managed for the RiverSource Small Cap Growth Fund ("RSCGF"), which could create certain conflicts of interest. In all cases, MDTA believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising.

(8) Kenwood, an indirect partially-owned subsidiary of Ameriprise Financial, is an affiliate of RiverSource Investments. Kenwood portfolio managers may manage one or more mutual funds as well as other types of accounts, including proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage a separate account or other pooled investment vehicle whose fees may be materially greater than the management fees paid by the Fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades.

      Kenwood has a fiduciary responsibility to all of the clients for which it manages accounts. Kenwood seeks to provide best execution of all securities transactions. Where possible, security transactions are aggregated and allocated to client accounts in a fair and timely manner. Kenwood has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients. In addition to monitoring these policies and procedures, Kenwood monitors compliance with the firm's Code of Ethics and places additional investment restrictions on portfolio managers who manage certain other accounts.

(9) Management of the Income Builder and Retirement Plus Funds-of-Funds differs from that of the other RiverSource funds. The portfolio management process is set forth generally below and in more detail in the funds' prospectus.

      Management of the portfolios is based on proprietary, quantitative techniques and qualitative review of the quantitative output. Using these methodologies, a group of RiverSource investment professionals allocates each fund's assets within and across different asset classes in an effort to achieve the fund's objective of providing a high level of current income and growth of capital. After the initial allocation, the fund will be rebalanced monthly in an effort to maximize the level of income and capital growth, incorporating various measures of relative value subject to constraints that set minimum or maximum exposure within asset classes, as set forth in the prospectus. Within the equity and fixed income asset classes, the quantitative model establishes allocations for the funds, seeking to achieve each fund's objective by investing in defined investment categories. The target allocation range constraints are intended, in part, to promote diversification within the asset classes.

      Because of the structure of the funds-of-funds, the potential conflicts of interest for the portfolio managers may be different than the potential conflicts of interest for portfolio managers who manage other funds. These potential conflicts of interest include:

      o In certain cases, the portfolio managers of the underlying funds are the same as the portfolio managers of the Income Builder and Retirement Plus Funds-of-Funds, and could influence the allocation of funds-of-funds assets to or away from the underlying funds that they manage.

      o RiverSource Investments, LLC and its affiliates may receive higher compensation as a result of allocations to underlying funds with higher fees.

      o RiverSource Investments, LLC monitors the performance of the underlying funds and may, from time to time, recommend to the board of directors of the funds a change in portfolio management or fund strategy or the closure or merger of an underlying fund. In addition, RiverSource Investments, LLC may believe that certain RiverSource funds may benefit from additional assets or could be harmed by redemptions. All of these factors may also influence decisions in connection with the allocation of funds-of-funds assets to or away from certain underlying funds.



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      In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager has in place a Code of Ethics that is designed to address conflicts and that, among other things, imposes restrictions on the ability of the portfolio managers and other "investment access persons" to invest in securities that may be recommended or traded in the fund and other client accounts.

(10) Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

      Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

      For each investment strategy, one portfolio is generally designated as the "policy portfolio." Other portfolios with similar investment objectives, guidelines and restrictions are referred to as "tracking portfolios." When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century's trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

      American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

      Finally, investment of American Century's corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

(11) Goldman Sachs Asset Management, L.P. ("GSAM") portfolio managers are often responsible for managing one or more Funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.



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      GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be affected between a Fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

(12) Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. The investment professionals primarily responsible for the day-to-day management of the funds ("portfolio managers") generally manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the funds. The portfolio managers make investment decisions for the funds based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the portfolio managers may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for the fund may vary from the performance of securities purchased for other portfolios. The portfolio managers or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the fund, or make investment decisions that are similar to those made for the funds, both of which have the potential to adversely impact the funds depending on market conditions. For example, the portfolio managers may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the funds to Wellington Management. Because incentive payments are tied to revenues earned by Wellington Management, and where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the portfolio manager. Finally, the portfolio managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

      Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on portfolio managers who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's portfolio managers. Although Wellington Management does not track the time a portfolio manager spends on a single portfolio, Wellington Management does periodically assess whether a portfolio manager has adequate time and resources to effectively manage the portfolio manager's various client mandates.

(13) Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one portfolio or other account. More specifically, portfolio managers who manage multiple portfolios and /or other accounts are presented with the following potential conflicts:

      o The management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Davis Advisors seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the portfolios.



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      o If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts. To deal with these situations, Davis Advisors has adopted procedures for allocating portfolio transactions across multiple accounts.

      o With respect to securities transactions for the portfolios, Davis Advisors determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Davis Advisors may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Davis Advisors may place separate, non-simultaneous, transactions for a portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the other account.

      o Finally, substantial investment of Davis Advisor or Davis Family assets in certain mutual funds may lead to conflicts of interest. To mitigate these potential conflicts of interest, Davis Advisors has adopted policies and procedures intended to ensure that all clients are treated fairly over time. Davis Advisors does not receive an incentive based fee on any account.

(14) Conflicts of interest may arise in connection with the investment manager's management of the investments of the relevant fund and the investments of the other accounts. Such conflicts may arise with respect to the allocation of investment opportunities among the relevant fund and other accounts Conflicts of interest may arise in connection with the portfolio managers' management of the investments of the relevant fund and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the relevant fund and other accounts with similar investment objectives and policies. A portfolio manager potentially could use information concerning the relevant fund's transactions to the advantage of other accounts and to the detriment of the relevant fund. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett's Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett's clients including the relevant fund. Moreover, Lord Abbett's Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the portfolio managers' management of the investments of the relevant fund and the investments of the other accounts referenced in the table above.

(15) Donald Smith & Co., Inc. is very sensitive to conflicts of interest that could possibly arise in its capacity of serving as an investment adviser. It remains committed to resolving any and all conflicts in the best interest of its clients.

      Donald Smith & Co., Inc. is an independent investment advisor with no parent or subsidiary organizations. Additionally, it has no affiliated organizations, brokerage, nor any investment banking activities.

      Clients include mutual funds, public and corporate pension plans, endowments and foundations, and other separate accounts. Donald Smith & Co., Inc. has put in place systems, policies and procedures, which have been designed to maintain fairness in portfolio management across all clients. Potential conflicts between funds or with other types of accounts are managed via allocation policies and procedures, internal review processes, and direct oversight by Donald G. Smith, President.



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(16) Portfolio Managers at Franklin Portfolio Associates (FPA) may manage one or more mutual funds as well as other types of accounts, including proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage a separate account or other pooled investment vehicle whose fees may be materially greater than the management fees paid by Small Cap Value Fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades.

      FPA has a fiduciary responsibility to all of the clients for which it manages accounts. FPA seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and timely manner. FPA has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

(17) Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund). BHMS manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors and independent third parties to ensure that no client, regardless of type or fee structure, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

(18) Certain conflicts of interest may arise in connection with the management of multiple portfolios and investment strategies. Potential conflicts include the allocation of investment opportunities across client accounts and the allocation of similar investments across different strategies. MetWest Capital has adopted policies and procedures designed to minimize the effects of these conflicts.

      Responsibility for managing MetWest Capital client portfolios is organized according to investment strategy. All accounts in each strategy are managed to a model portfolio, as specified by the investment team. The investment team implements the model consistently across client portfolios. Consequently, position sizes and industry and sector allocations are similar across our clients' portfolios. Typically, no positions differ from portfolio to portfolio, except in the case of client-imposed restrictions. For such a portfolio, the investment team determines the position(s) that comply with client requirements. This process minimizes the potential for conflicts of interest.

      MetWest Capital's allocation policy allocates all investment opportunities among clients in the fairest possible way, taking into account clients' best interests. We have adopted policies and procedures designed to ensure that allocations do not involve a practice of favoring or disfavoring any strategy, client or group of clients. Account and strategy performance is never a factor in trade allocations. When necessary, we address known conflicts of interests in our trading practices by disclosure to clients and/or in our Form ADV or other appropriate action.

      The decision to buy or sell a position in the model portfolio is based on the direction of the investment team. Once the decision is made, traders prepare the trade "blocks." All participating strategies and client portfolios (those without pending cash flows or prohibited transactions) are block-traded together, typically grouped either by custodian or trade broker according to best-execution practices. Orders are placed to ensure random fills so that no one strategy, client or group of clients is favored or disfavored on a systematic basis.

      Each portfolio manager/client service representative is responsible for reviewing the blocks and implementing all buy and sell orders for his/her accounts, taking into consideration client-specific factors. Both the lead strategist and the portfolio manager/client service representatives review trade reports for all accounts on a daily basis.



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(19) Threadneedle Investments portfolio managers may manage one or more mutual funds as well as other types of accounts, including proprietary accounts, separate accounts for institutions, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage a separate account or other pooled investment vehicle whose fees may be materially greater than the management fees paid by the Fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades. In addition, the portfolio manager's responsibilities at Threadneedle Investments include working as a securities analyst. This dual role may give rise to conflicts with respect to making investment decisions for accounts that he/she manages versus communicating his/her analyses to other portfolio managers concerning securities that he/she follows as an analyst.

      Threadneedle Investments has a fiduciary responsibility to all of the clients for which it manages accounts. Threadneedle Investments seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and timely manner. Threadneedle Investments has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

(20) Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts that Columbia WAM believes are faced by investment professionals at most major financial firms. Columbia WAM and the Trustees of the Funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

      The management of accounts with different advisory fee rates and/or fee structures may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

      o The most attractive investments could be allocated to higher-fee accounts.

      o The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

      o The trading of other accounts could be used to benefit higher-fee accounts (front-running).

      o The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

      Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Columbia WAM's investment professionals do not have the opportunity to invest in client accounts, other than the Funds.

      A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, Columbia WAM's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the Fund or another account if one account is favored over another in allocating the securities purchased or sold - for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.



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      "Cross trades," in which one Columbia account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Columbia WAM and the Funds' Trustees have adopted compliance procedures that provide that any transactions between the Funds and another Columbia-advised account are to be made at an independent current market price, as required by law.

      Another potential conflict of interest may arise based on the different investment objectives and strategies of the Funds and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

      A Fund's portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

      The Funds' portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to a Fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the Funds and/or accounts that he or she manages.

      Columbia WAM or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of a Fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

      The Funds' portfolio managers may also face other potential conflicts of interest in managing the Funds, and the description above is not a complete description of every conflict that could be deemed to exist in managing both a Fund and other accounts. In addition, the Funds' portfolio managers may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at Columbia WAM, including the Funds' portfolio managers, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by Columbia WAM and the Funds, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds.



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(21) Principal Global Investors provides investment advisory services to numerous clients other than the Fund. The investment objectives and policies of these accounts may differ from those of the Fund. Based on these differing circumstances, potential conflicts of interest may arise because the subadviser may be required to pursue different investment strategies on behalf of the Fund and other client accounts.

      For example, a subadviser may be required to consider an individual client's existing positions, personal tax situation, suitability, personal biases and investment time horizon, which considerations would not affect his investment decisions on behalf of the Fund. This means that research on securities to determine the merits of including them in the Fund's portfolio are similar, but not identical, to those employed in building private client portfolios. As a result, there may be instances in which a subadviser purchases or sells an investment for one or more private accounts and not for the Fund, or vice versa. To the extent the Fund and other clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular security if the subadviser desires to sell the same portfolio security at the same time on behalf of other clients. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund.

(22)  INTRODUCTION

      A conflict of interest is generally defined as a single person or entity having two or more interests that are inconsistent. The Boston Company Asset Management, LLC ("The Boston Company") has implemented various policies and procedures that are intended to address the conflicts of interest that may exist or be perceived to exist at The Boston Company.

      These conflicts may include, but are not limited to when a portfolio manager is responsible for the management of more than one account; the potential arises for the portfolio manager to favor one account over another. Generally, the risk of such conflicts of interest could increase if a portfolio manager has a financial incentive to favor one account over another.

      This disclosure statement is not intended to cover all of the conflicts that exist within The Boston Company, but rather to highlight the general categories of conflicts and the associated mitigating controls. Other conflicts are addressed within the policies of The Boston Company. Further, the Chief Compliance Officer of The Boston Company shall maintain a Conflicts Matrix that further defines the conflicts specific to The Boston Company.

      NEW INVESTMENT OPPORTUNITIES

      Potential Conflict: A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation.

      o The Boston Company has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.



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      COMPENSATION

      Potential Conflict: A portfolio manager may favor an account if the portfolio manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if The Boston Company receives a performance-based advisory fee, the portfolio manager may favor that account, regardless of whether the performance of that account directly determines the portfolio manager's compensation.

      o The investment performance on specific accounts is not a factor in determining the portfolio manager's compensation.

      INVESTMENT OBJECTIVES

      Potential Conflict: Where different accounts managed by the same portfolio manager have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such a trading pattern could potentially disadvantage either account.

      o To mitigate the conflict in this scenario The Boston Company has in places a restriction in the order management system and requires a written explanation from the portfolio manager before determining whether to lift the restriction. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

      TRADING

      Potential Conflict: A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that make subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price.

      o When a portfolio manager intends to trade the same security for more than one account, the policies of The Boston Company generally require that such trades be "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. Some accounts may not be eligible for bunching for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, The Boston Company will place the order in a manner intended to result in as favorable a price as possible for such client.

      PERSONAL INTEREST

      Potential Conflict: A portfolio manager may favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in a mutual fund that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

      o All accounts with the same or similar investment objectives are part of a trading group. All accounts in a particular trading group are managed and traded identically taking into account client imposed restrictions or cash flows. As a result of this management and trading style an account in a trading group cannot be treated any differently than any other account in that trading group.



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      OUTSIDE DIRECTORSHIP

      Potential Conflict: Employees may serve as directors, officers or general partners of certain outside entities after obtaining the appropriate approvals in compliance with the Code of Conduct and Mellon Corporate Policy on Outside Directorships and Offices (CPP-805-I). However, in view of the potential conflicts of interest and the possible liability for The Boston Company, its affiliates and its employees, employees are urged to be cautious when considering serving as directors, officers, or general partners of outside entities.

      o In addition to completing the reporting requirements set forth in the Mellon corporate policies, employees should ensure that their service as an outside director, officer or general partner does not interfere with the discharge of their job responsibilities and must recognize that their primary obligation is to complete their assigned responsibilities at The Boston Company in a timely manner.

      PROXY VOTING

      Potential Conflict: Whenever The Boston Company owns the securities of client or prospective client in fiduciary accounts there is a potential conflict between the interests of the firm and the interests of the beneficiaries of our client accounts.

      o Material conflicts of interest are addressed through the establishment of our parent company's Proxy Committee structure. It applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for Mellon securities and Fund securities.

      PERSONAL TRADING

      Potential Conflict: There is an inherent conflict where a portfolio manager manages personal accounts alongside client accounts. Further, there is a conflict where other employees in the firm know of portfolio decisions in advance of trade execution and could potentially use this information to their advantage and to the disadvantage of The Boston Company's clients.

      o Subject to the personal Securities Trading Policy, employees of The Boston Company may buy and sell securities which are recommended to its clients; however, no employee is permitted to do so (a) where such purchase or sale would affect the market price of such securities, or (b) in anticipation of the effect of such recommendation on the market price.

      o Consistent with the Securities Trading Policy relating to Investment Employees (which includes all Access Persons), approval will be denied for sales/purchases of securities for which investment transactions are pending and, at minimum, for two business days after transactions for the security were completed for client accounts. Portfolio managers are prohibited from trading in a security for seven days before and after transactions in that security are completed for client accounts managed by that Portfolio Manager.

      SOFT DOLLARS

      Potential Conflict: Use of client commissions to pay for services that benefit The Boston Company and not client accounts.

      o It is the policy of The Boston Company to enter into soft-dollar arrangements in a manner which will ensure the availability of the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934 and which will ensure that the firm meets its fiduciary obligations for seeking to obtain best execution for its clients. All soft dollar services are justified in writing by the user specifically noting how the service will assist in the investment decision making process and approved in advance by the Soft Dollar Committee.



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      CONSULTANT BUSINESS

      Potential Conflict: Many of our clients retain consulting firms to assist them in selecting investment managers. Some of these consulting firms provide services to both those who hire investment managers (i.e., clients) and to investment management firms. The Boston Company may pay to attend conferences sponsored by consulting firms and/or purchase services from consulting firms where it believes those services will be useful to it in operating its investment management business.

      o     The Boston Company does not pay referral fees to consultants.

      GIFTS

      Potential Conflict: Where investment personnel are offered gifts or entertainment by business associates that assist them in making or executing portfolio decisions or recommendations for client accounts a potential conflict exists. The Code of Conduct sets forth broad requirements for accepting gifts and entertainment. The Boston Company's Gift Policy supplements the Code of Conduct and provides further clarification for The Boston Company employees.

      o The Boston Company has established a Gift Policy that supplements the Mellon Code of Conduct. Gifts received with a face value under $100 may be accepted so long as they are not intended to influence. It is imperative that common sense and good judgment be used when accepting gifts in the course of business. For gifts accepted in accordance with the Gift Policy and the Mellon Code of Conduct with a face value over $100, The Boston Company has determined that it is in the best interest of the firm and its employees that any amount over $100 shall be donated to a 501(c)(3) charitable organization of the employee's choice.

(23) Portfolio managers at Marsico Capital Management, LLC (MCM) typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations, and accounts managed on behalf of individuals), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. As a result, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities decline.

      Potential conflicts of interest may also arise when allocating and/or aggregating trades. MCM often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under MCM's trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is MCM's policy to seek to ensure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with these situations, MCM has adopted policies and procedures for allocating transactions across multiple accounts. MCM's policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. MCM's compliance department monitors transactions made on behalf of multiple clients to seek to ensure adherence to its policies.

      As discussed above, MCM has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts. In addition, MCM monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of securities, and compliance with its Code of Ethics.



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(24) As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

      Employee Personal Trading

      AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

      Managing Multiple Accounts for Multiple Clients

      AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in the level of assets under management.

      Allocating Investment Opportunities

      AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.



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      AllianceBernstein's procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

      To address these conflicts of interest, AllianceBernstein's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

(25) AIG Global Investment Corp. ("AIGGIC") aims to conduct its activities in such a manner that permits it to deal fairly with each of its clients on an overall basis in accordance with applicable securities laws and fiduciary obligations. In that regard, AIGGIC has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which AIGGIC believes address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients). AIGGIC also monitors a variety of areas, including compliance with guidelines of the Fund and other accounts it manages and compliance with AIGGIC's Code of Ethics. Furthermore, AIGGIC's management periodically reviews the performance of a portfolio manager. Although AIGGIC does not track the time a portfolio manager spends on a single portfolio, AIGGIC does periodically assess whether a portfolio manager has adequate time and resources to effectively manage all of such portfolio manager's accounts.

(26) Actual or potential conflicts may arise in managing multiple client accounts. A brief description of some of the potential conflicts of interest and compliance factors that may arise as a result is included below. We do not believe any of these potential conflicts of interest and compliance factors pose significant risk to any client account.

      Allocation of Limited Investment Opportunities
      ----------------------------------------------

      If an investment team identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple client accounts, each account may not be able to take full advantage of that opportunity due to liquidity constraints or other factors. Batterymarch has adopted policies and procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner between client accounts.

      Although Batterymarch strives to ensure that client accounts managed under similar investment mandates have similar portfolio characteristics, Batterymarch does not "clone" client accounts (i.e., assemble multiple client accounts with identical portfolios of securities). As a result, the portfolio of securities held in any single client account may perform better or worse than the portfolio of securities held in another similarly managed client account.

      Allocation of Partially-Filled Transactions in Securities
      ---------------------------------------------------------

      Batterymarch often aggregates for execution as a single transaction orders for the purchase or sale of a particular security for multiple client accounts. If Batterymarch is unable to fill an aggregated order completely, but receives a partial fill, Batterymarch will typically allocate the transactions relating to the partially filled order to clients on a pro-rata basis with a minimum fill size. Batterymarch may make exceptions from this general policy from time to time based on factors such as the availability of cash, country/regional/sector allocation decisions, investment guidelines and restrictions, and the costs for minimal allocation actions.



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      Opposite (i.e., Contradictory) Transactions in Securities
      ---------------------------------------------------------

      Batterymarch provides investment advisory services for various clients and under various investment mandates and may give advice, and take action, with respect to any of those clients that may differ from the advice given, or the timing or nature of action taken, with respect to any other individual client account.

      In the course of providing advisory services, Batterymarch may simultaneously recommend the sale of a particular security for one client account while recommending the purchase of the same or a similar security for another account. This may occur for a variety of reasons. For example, in order to raise cash to handle a redemption/withdrawal from a client account, Batterymarch may be forced to sell a security that is ranked a "buy" by its stock selection model.

      Certain Batterymarch portfolio managers that manage long-only portfolios also manage portfolios that sell securities short. As such, Batterymarch may purchase or sell a security in one or more of its long-only portfolios under management during the same day it executes an opposite transaction in the same or a similar security for one or more of its portfolios under management that hold securities short, and certain Batterymarch client account portfolios may contain securities sold short that are simultaneously held as long positions in certain of the long-only portfolios managed by Batterymarch. The stock selection model(s), risk controls and portfolio construction rules used by Batterymarch to manage its clients' long-only portfolios differ from the model and rules that are used to manage client account portfolios that hold securities short. Because different stock selection models, risk controls and portfolio construction rules are used, it is possible that the same or similar securities may be ranked differently for different mandates and that the timing of trading in such securities may differ.

      Batterymarch has created certain compliance policies and procedures designed to minimize harm from such contradictory activities/events.

      Selection of Brokers/Dealers
      ----------------------------

      In selecting a broker or dealer, Batterymarch may choose a broker whose commission rate is in excess of that which another broker might have charged for the same transaction, based upon Batterymarch's judgment of that broker's superior execution capabilities and/or as a result of Batterymarch's perceived value of the broker's research services. Although Batterymarch does not participate in any traditional soft dollar arrangements whereby a broker purchases research from a third party on Batterymarch's behalf, Batterymarch does receive proprietary research services from brokers. Batterymarch generally seeks to achieve trade executions with brokers of the highest quality and at the lowest possible cost, although there can be no assurance that this objective will always be achieved. Batterymarch does not enter into any arrangements with brokers, formal or otherwise, regarding order flow as a result of research received. Clients should consider that there is a potential conflict of interest between their interests in obtaining best execution and an investment adviser's receipt of research from brokers selected by the investment adviser for trade executions. The proprietary research services which Batterymarch obtains from brokers may be used to service all of Batterymarch's clients and not just those clients paying commissions to brokers providing those research services, and not all proprietary research may be used by Batterymarch for the benefit of the one or more client accounts which paid commissions to a broker providing such research.

      Personal Securities Transactions
      --------------------------------

      Batterymarch allows its employees to trade in securities that it recommends to advisory clients. Batterymarch's supervised persons, to the extent not prohibited by Batterymarch's Code of Ethics, may buy, hold or sell securities or investment products (including interests in partnerships and investment companies) at or about the same time that Batterymarch is purchasing, holding or selling the same or similar securities or investment products for client account portfolios and the actions taken by such persons on a personal basis may be, or may be deemed to be, inconsistent with the actions taken by Batterymarch for its client accounts. Clients should understand that these activities may create a conflict of interest between Batterymarch, its supervised persons and its clients.



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      Batterymarch employees may also invest in mutual funds that are managed by Batterymarch. This may result in a potential conflict of interest since Batterymarch employees have knowledge of such funds' investment holdings, which is non-public information.

      To address this, Batterymarch has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including shareholders' interests in funds managed by Batterymarch).

      Batterymarch and certain Batterymarch employees may also have ownership interests in certain other client accounts, including pooled investment vehicles, that invest in long and short positions. Firm and employee ownership of such accounts may create additional potential conflicts of interest for Batterymarch.

      Although Batterymarch believes that its policies and procedures are appropriate to prevent, eliminate or minimize the harm of many potential conflicts of interest between Batterymarch, its related persons and clients, clients should be aware that no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. Moreover, it is possible that additional potential conflicts of interest may exist that Batterymarch has not identified in the summary above.

(27) Systematic Financial Management, L.P. is an affiliated firm of Affiliated Managers Group, Inc. (AMG). The AMG Affiliates do not formulate advice for Systematic's clients and do not, in Systematic's view, present any potential conflict of interest with Systematic's clients. Portfolio managers oversee the investment of various types of accounts in the same strategy such as mutual funds, pooled investment vehicle and separate accounts for individuals and institutions. Investment decisions generally are applied to all accounts utilizing that particular strategy taking into consideration client restrictions, instructions and individual needs. A portfolio manager may manage an account whose fees may be higher or lower than the basic fee schedule to provide for varying client circumstances. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of client trades. However, Systematic has a variety of internal controls in place that are designed to prevent such conflicts of interest.

(28) During the normal course of managing assets for multiple clients of varying types and asset levels, WEDGE will inevitably encounter conflicts of interest that could, if not properly addressed, be harmful to one or more of its clients. Those of a material nature that are encountered most frequently surround security selection, brokerage selection, employee personal securities trading, proxy voting and the allocation of securities. To mitigate these conflicts and ensure its clients are not negatively impacted by the adverse actions of WEDGE or its employees, WEDGE has implemented a series of policies including its Personal Security Trading Policy, Proxy Voting Policy, Equity Trading Policy, Trading Error Policy, and others designed to prevent and detect conflicts when they occur. WEDGE reasonably believes that these and other policies combined with the periodic review and testing performed by its compliance professionals adequately protects the interests of its clients.



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STRUCTURE OF COMPENSATION

(29) The compensation of RiverSource Investments employees consists of (i) a base salary, (ii) an annual cash bonus, and (iii) equity incentive awards in the form of stock options and/or restricted stock. The annual cash bonus is based on management's assessment of the employee's performance relative to individual and business unit goals and objectives which, for portfolio managers Joy, Keeley and Truscott, may be based, in part, on achieving certain investment performance goals and retaining and attracting assets under management, and for portfolio manager Bergene, on developing competitive products, managing existing products, and selecting and monitoring subadvisers for RiverSource funds. In addition, subject to certain vesting requirements, the compensation of portfolio managers Joy, Keeley and Truscott, includes an annual award based on the performance of Ameriprise Financial over rolling three-year periods. RiverSource Investments' portfolio managers are provided with a benefit package including life insurance, health insurance and participation in the company's 401(k) plan comparable to that received by other RiverSource Investments employees. Depending upon their job level, RiverSource Investments' portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.


(30) Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual bonus is paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, institutional portfolios and hedge funds. Funding for the bonus pool for equity portfolio managers is determined by a percentage of the aggregate assets under management in the accounts managed by the portfolio managers, including the fund, plus, where applicable, a percentage of the assets of the funds they support as research analysts*, and by the short term (typically one-year) and long-term (typically three year) performance of those accounts in relation to the relevant peer group universe. Funding for the bonus pool for fixed income portfolio managers is determined by the aggregate market competitive bonus targets for the teams of which the portfolio manager is a member and by the short-term (typically one year) and long-term (typically three year) performance of those accounts in relation to applicable benchmarks or the relevant peer group universe. With respect to institutional portfolios managed by Lynn Hopton and Yvonne Stevens, funding for the bonus pool is a percentage of operating profit earned on the institutional portfolios managed by them and institutional portfolio profitability. With respect to hedge funds and separately managed accounts that follow a hedge fund mandate, funding for the bonus pool is a percentage of performance fees earned on the hedge funds or accounts managed by the portfolio managers, plus, where applicable, a percentage of performance fees earned on the hedge funds or accounts they support as research analysts*.


      Senior management of RiverSource Investments has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager's bonus paid from this portion of the bonus pool based on his/her performance as an employee. In addition, where portfolio managers invest in a hedge fund managed by the investment manager, they receive a cash reimbursement for the fees charged on their hedge fund investments. Senior management of RiverSource Investments does not have discretion over the size of the bonus pool related to institutional portfolios managed by Lynn Hopton and Yvonne Stevens. RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in company 401(k) plan, comparable to that received by other RiverSource Investments employees. Depending upon their job level, RiverSource Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.

      * The portfolio managers that currently support funds as research analysts are: Clay Hoes, Julene Melquist and Nina Hughes.



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(31) The compensation received by portfolio managers at UBS Global Asset Management includes a base salary and incentive compensation based on the portfolio manager's personal performance.

      UBS Global Asset Management's compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of our investment professionals with the interests of UBS Global Asset Management's clients. Overall compensation can be grouped into four categories:

      o Competitive salary, benchmarked to maintain competitive compensation opportunities.

      o Annual bonus, tied to individual contributions and investment performance.

      o UBS equity awards, promoting company-wide success and employee retention.

      o Partnership Incentive Program (PIP), a phantom-equity-like program for key senior staff.

      Base salary is fixed compensation used to recognize the experience,
      -----------
      skills and knowledge that the investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.

      Annual bonuses are strictly and rigorously correlated with performance.
      --------------
      As such, annual incentives can be highly variable, and are based on three components: 1) the firm's overall business success; 2) the performance of the respective asset class and/or investment mandate; and
      3) an individual's specific contribution to the firm's results. UBS Global Asset Management strongly believes that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio pre-tax performance closely aligns our investment professionals' interests with those of UBS Global Asset Management's clients. A portion of each portfolio manager's bonus is based on the performance of each portfolio the portfolio manages as compared to the portfolio's broad-based index over a three-year rolling period.

      UBS AG equity. Senior investment professionals, including each portfolio
      -------------
      manager of the portfolio, may receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. UBS Global Asset Management believes that this reinforces the critical importance of creating long-term business value, and also serves as an effective retention tool as the equity shares typically vest over a number of years.

      Broader equity share ownership is encouraged for all employees through "Equity Plus." This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus or salary. Two UBS AG stock options are given for each share acquired and held for two years. UBS Global Asset Management feels that this engages its employees as partners in the firm's success, and helps to maximize its integrated business strategy.

(32) Turner's investment professionals receive a base salary commensurate with their level of experience. Turner's goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is based on the performance of each individual's sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity ownership and equity owners share the firm's profits. Most of the members of the Investment Team and all Portfolio Managers for The Funds, are equity owners of Turner. This compensation and ownership structure provides incentive to attract and retain highly qualified people, as each member of the firm has the opportunity to share directly in the accomplishments of the business.

      The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, "good will" factors including teamwork, interpersonal relations, the individual's contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals' compensation. The CIO is also responsible for identifying investment professionals that should be considered for equity ownership on an annual basis.



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(33) The professionals at Essex are compensated by a three-tiered approach. First, all of the investment professionals have industry-competitive base salaries and receive a percentage of the firm's profits through a profit-sharing/pension plan. Second, Essex's professionals receive a year-end bonus based on the portfolio's performance on an absolute basis as well as relative to our peers and benchmarks. Third, Essex offers a competitive benefit package including comprehensive family health coverage.

      Portfolio managers, specifically those that are Principals of the firm, are evaluated on the basis of two components: (1) overall performance of the firm and (2) performance of his or her managed portfolios. Overall performance of the firm is the overriding measure by which Principals are evaluated. A lesser weighting, but certainly one of importance, is the portfolio's performance, which is measured in terms of absolute, benchmark-relative and competitor-relative performance.

      An analyst's evaluation consists of three components: the performance of the portfolio, production/work ethic/communications, and teamwork. The performance of the portfolio is measured in terms of both absolute performance, as well as relative performance to that of the comparative benchmark and peer group. Productivity, work ethic, and communication is very much a qualitative measure and is first and foremost a comprehensive assessment of how individual analysts generate stock ideas. It is an assessment of the number of names that are looked at, knowledge of those names, the frequency with which the analyst's recommendations are incorporated into the portfolio and the analyst's overall preparedness for coverage meetings. Teamwork is another rather qualitative element of the evaluation. It is a measurement of an individual analyst's functioning within the team largely in terms of cooperation, collaboration, and the sharing of ideas. An analyst's evaluation plays a part, in addition to the performance of the overall firm, in determining the size of his or her bonus, which typically ranges from 25% - 150% of base salary.

      Each trader at Essex is evaluated annually by the firm's Chief Executive Officers. The two Chief Executive Officers examine several factors such as: number of errors, obtaining best execution, opinions of our portfolio managers, etc. A trader's performance evaluation contributes to 25%-30% of his or her total pay.

      As an added retention mechanism, Essex offers ownership to both existing and prospective employees. The current ownership structure allows Essex to capitalize a portion of its free cash flow each year and transform it into stock ownership. Essex envisions granting ownership as an additional incentive to the employees who contribute the greatest to the firm's future success. We feel that our compensation structure is extremely competitive when compared with other firms in the industry.

      Finally, Essex offers a deferred compensation plan for certain employees by way of granting them a Special Recognition Award.

      Essex maintains a fundamental team approach that encourages continuity among its investment professionals and makes a conscious effort to reward its team members accordingly. Our investment professionals are continuously motivated by our compensation structure, competitive personnel benefit packages, and entrepreneurial-like culture.

(34) MDTA's Chief Investment Officer, David Goldsmith, receives a fixed cash salary that is not based on the performance of MDTA investment strategies. He also receives a cash bonus as part of his compensation that is calculated based on a percentage of total advisory revenue earned by MDTA. MDTA's other investment professionals receive a fixed cash salary and a cash bonus that is calculated based on the performance of MDTA's strategies. The compensation of all of MDTA's investment professionals includes a 401(k) retirement plan. The compensation of all of MDTA's investment professionals with respect to the RSCGF is no different than compensation they receive for services provided to other accounts.

(35) Messrs. Hurwitz and Kelley are both equity owners of Kenwood. Their compensation consists of a salary, plus a pro rata share of the annual net earnings of Kenwood, some of which derives from fees paid by the fund. Messrs. Hurwitz and Kelley are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other employees of Kenwood. Messrs. Hurwitz and Kelley are also eligible for certain benefits that are available to all equity owners of Kenwood.



Statement of Additional Information - March 30, 2007                  Page 139

(36) The compensation of American Century's portfolio managers is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors, such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

      Base Salary

      Portfolio managers receive base pay in the form of a fixed annual salary.

      Bonus

      A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For policy portfolios, investment performance is measured by a combination of one- and three-year pre-tax performance relative to a pre-established, internally-customized peer group and/or market benchmark. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that more closely represents the fund's true peers based on internal investment mandates and that is more stable (i.e., has less peer turnover) over the long-term. In cases where a portfolio manager has responsibility for more than one policy portfolio, the performance of each is assigned a percentage weight commensurate with the portfolio manager's level of responsibility.

      With regard to tracking portfolios, investment performance may be measured in a number of ways. The performance of the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. Alternatively, the tracking portfolio may be evaluated relative to the performance of its policy portfolio, with the goal of matching the policy portfolio's performance as closely as possible. This is the case for the Small Cap Equity Fund.

      In some cases, the performance of a tracking portfolio is not separately considered. Rather, the performance of the policy portfolio is the key metric. This is the case for the Aggressive Growth Fund.

      A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager's responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

      A portion of some portfolio managers' bonuses may be tied to individual performance goals, such as research projects and the development of new products.

      Finally, portfolio manager bonuses may occasionally be affected by extraordinarily positive or negative financial performance by American Century Companies, Inc. (ACC), the advisor's privately-held parent company. This feature has been designed to maintain investment performance as the primary component of portfolio manager bonuses while also providing a link to the advisor's ability to pay.

      Restricted Stock Plans

      Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).

      Deferred Compensation Plans

      Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.



Statement of Additional Information - March 30, 2007                  Page 140

(37) GSAM's Growth Team's (the "Growth Team") compensation packages for its portfolio managers are comprised of a base salary and performance bonus. The performance bonus is first and foremost tied to the Growth Team's pre-tax performance for its clients and the Growth Team's total revenues for the past year which in part is derived from advisory fees and for certain accounts, performance based fees. The Growth Team measures its performance on a market cycle basis which is typically measured over a three to seven year period, rather than being focused on short term gains in its strategies or short term contributions from a portfolio manager in any given year.

      The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) whether the team performed consistently with objectives and client commitments; (2) whether the team's performance exceeded performance benchmarks over a market cycle; (3) consistency of performance across accounts with similar profiles; and
      (4) communication with other portfolio managers within the research process. Benchmarks for measuring performance can either be broad based or narrow based indices which will vary based on client expectations.

      The Growth Team also considers each portfolio manager's individual performance, his or her contribution to the overall performance of the strategy long-term and his/her ability to work as a member of the Team. The Growth Team's decision may also be influenced by the following: the performance of GSAM, the profitability of Goldman, Sachs & Co. ("Goldman Sachs") and anticipated compensation levels among competitor firms.

      Other Compensation. In addition to base salary and performance bonus,
      ------------------
      GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including: (i) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman Sachs makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

      Certain GSAM portfolio managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs' overall financial performance.

(38) The funds pay Wellington Management a fee based on the assets under management of the fund as set forth in the Subadvisory Agreement between Wellington Management and Ameriprise Financial, Inc. with respect to each fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to each fund. The following information relates to the fiscal year ended May 31, 2006.

      Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of the portfolio managers includes a base salary and incentive components. The base salary for each portfolio manager who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner's base salary is generally a fixed amount that may change as a result of an annual review. The base salary for all other portfolio managers is determined by their experience and performance in their role as portfolio manager. Base salaries for employees are reviewed annually and may be adjusted based on the recommendation of the portfolio manager's business manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries for employees. Each portfolio manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the fund managed by the portfolio manager and generally each other portfolio managed by such portfolio manager. Each portfolio manager's incentive payment relating to the Funds is linked to the gross pre-tax performance of the Funds compared to the benchmark or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive structures (although the benchmarks or peer groups, time periods and rates may differ) to other portfolios managed by the portfolio manager, including



Statement of Additional Information - March 30, 2007                  Page 141
      portfolios with performance fees. Portfolio-based incentives across all portfolios managed by a portfolio manager can, and typically do, represent a significant portion of a portfolio manager's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. Some portfolio managers are also eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. Each partner of Wellington Management is also eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula, as a partner of the firm. Mr. Abrams, Boselli and Shilling are partners of the firm.

      ------------------------------------------------------------------
       FUND                          BENCHMARK INDEX AND/OR PEER GROUP
      ------------------------------------------------------------------
      Small Cap Equity Fund          Russell 2000 Index
      ------------------------------------------------------------------
      Fundamental Growth Fund        Russell 1000 Growth Index
      ------------------------------------------------------------------

(39)  Kenneth Feinberg's compensation as a Davis Advisors employee consists of
      (i) a base salary, (ii) an annual bonus equal to a percentage of growth in Davis Advisors' profits, (iii) awards of equity ("Units") in Davis Advisors including Units, options on Units, and/or phantom Units, and
      (iv) an incentive plan whereby Davis Advisors purchases shares in selected funds managed by Davis Advisors. At the end of specified periods, generally five years following the date of purchase, some, all, or none of the fund shares will be registered in the employee's name based on fund performance after expenses on a pre-tax basis versus the S&P 500 Index and versus peer groups as defined by Morningstar or Lipper. Davis Advisors' portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

      Christopher Davis's annual compensation as an employee of Davis Advisors consists of a base salary. Davis Advisors' portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

(40) Lord Abbett compensates its portfolio managers on the basis of salary, bonus and profit sharing plan contributions. The level of compensation takes into account the portfolio manager's experience, reputation and competitive market rates.

      Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors. These factors include the portfolio manager's investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns, and similar factors. Investment results are evaluated based on an assessment of the portfolio manager's three- and five-year investment returns on a pre-tax basis vs. both the appropriate style benchmarks and the appropriate peer group rankings. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager's assets under management, the revenues generated by those assets, or the profitability of the portfolio manager's unit. Lord Abbett does not manage hedge funds. Lord Abbett may designate a bonus payment of a manager for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan's earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses portfolio managers on the impact their fund's performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

      Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager's profit-sharing account are based on a percentage of the portfolio manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.



Statement of Additional Information - March 30, 2007                  Page 142

(41) All employees at Donald Smith & Co., Inc. are compensated on incentive plans. The compensation for portfolio managers, analysts and traders at Donald Smith consists of a base salary, a partnership interest in the firm's profits, and possibly an additional, discretionary bonus. This discretionary bonus can exceed 100% of the base salary if performance for clients exceeds established benchmarks. The current benchmark utilized is the Russell 2000 Value Index. Additional distribution of firm ownership is a strong motivation for continued employment at Donald Smith & Co., Inc. Administrative personnel are also given a bonus as a function of their contribution and the profitability of the firm.

(42) FPA's portfolio managers are encouraged and expected to work as a team. Compensation is commensurate with their performance and that of the firm. The percentage of compensation derived from base salary, bonus and other incentives varies widely across the firm and is dependent on the area of responsibility and seniority of the employee.

      FPA feels that the salary component of its compensation structure is competitive with other investment managers. All of our investment professionals participate in a deferred compensation arrangement; they receive a share of the firm's profits which are allocated to an account, payable at a future point in time, provided they remain with the firm.

(43) In addition to base salary, all of BHMS's portfolio managers and analysts share in a bonus pool that is distributed semi-annually. The amount of bonus compensation is based on quantitative and qualitative factors. Analysts and portfolio managers are rated on the value that they add to the team-oriented investment process. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst's sector if there are no compelling opportunities in the industries covered by that analyst.

      In addition, many BHMS employees, including all portfolio managers and analysts, have equity ownership in the firm through "phantom stock" in BHMS, and participate in a long-term incentive plan with Old Mutual Asset Management (US), an affiliate of BHMS. Also, all partners of the firm receive, on a quarterly basis, a share of the firm's profits, which are, to a great extent, related to the performance of the entire investment team.

(44) Metropolitan West's compensation system is designed not only to attract and retain experienced, highly qualified investment personnel, but also to closely align employees' interests with clients' interests. Compensation for investment professionals consists of a base salary, bonus, generous benefits and, in some cases, ownership. Benefits include a comprehensive insurance benefits program (medical, vision and dental), 401(k) plan and profit-sharing plan. For those individuals who do not have an ownership interest in the firm, a material portion of each such professional's annual compensation is in the form of a bonus tied to results relative to clients' benchmarks and overall client satisfaction. Bonuses may range from 20% to over 100% of salary.

      Metropolitan West's compensation system is not determined on an account-specific basis. Rather, bonuses are tied to overall firm profitability and composite performance relative to the benchmark. The primary benchmark for the Small Cap Intrinsic Value strategy is the Russell 2000 Value Index. To reinforce long-term focus, performance is measured over Metropolitan West's investment horizon (typically two to three years). Analysts are encouraged to maintain a long-term focus and are not compensated for the number of their recommendations that are purchased in the portfolio. Rather, their bonuses are tied to overall strategy performance.

      Messrs. Lisenbee and Gleicher are owners of Metropolitan West. As such, their compensation consists of a fixed salary and participation in the firm's profits.



Statement of Additional Information - March 30, 2007                  Page 143

(45) The portfolio manager's compensation as a Threadneedle Investments employee consists of (i) a base salary, (ii) an annual cash bonus, and
      (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual bonus is paid from a team bonus pool that is based on both mutual fund and institutional portfolio performance. Funding for the bonus pool is determined by the aggregate market competitive bonus targets for the teams of which the portfolio manager is a member and by the short-term (typically one year) and long-term (typically three year) performance of the accounts compared to applicable benchmarks. Senior management of Threadneedle Investments has the discretion to increase or decrease the size of the bonus pool and to determine the exact amount of each portfolio manager's bonus based on his/her performance as an employee. Threadneedle Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company pension plan, comparable to that received by other Threadneedle Investments employees. Depending upon their job level, Threadneedle Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all Threadneedle Investments employees at the same job level.

(46) As of October 31, 2006, the portfolio managers receive all of their compensation from Columbia WAM and its parent company. P. Zachary Egan, and Louis J. Mendes each received compensation in the form of salary and bonus. In addition, Mr. Egan received a distribution in connection with his association with Columbia WAM prior to its acquisition in September 2000 and Columbia WAM's recent performance. Mr. Mendes participated in a supplemental pool for Columbia WAM employees that was established in connection with the acquisition of Columbia WAM and was based on Columbia WAM's recent performance.

      All analysts and portfolio managers have performance benchmarks. Analyst performance is compared to assigned industry or region stock performance within benchmark indices while portfolio manager performance is compared to entire benchmark indices. Performance compared to benchmark indices is the dominant performance evaluation factor for all analysts and managers. Industry (or country) weighting recommendations are the second most important factor for analysts. Other factors are assets managed, new analyst mentoring, teamwork, and managerial, marketing, compliance and other qualitative contributions.

      Analysts and managers are positioned in a number of compensation tiers based on cumulative performance. Excellent performance results in advancement to a higher tier each two or three years, until the highest tier is reached. Higher tiers have higher base compensation levels and wider bonus ranges. While cumulative performance places analysts and managers in tiers, current year performance drives changes in cash bonus levels. Cash incentive bonuses vary by tier, and can range between a fraction of base pay to several times base pay; the objective being to provide very competitive total compensation for high performers.

      Typically, a very high proportion of an analyst's or manager's bonus is paid in cash with a smaller proportion going into an investment program where the employee can select Columbia mutual funds as their investment vehicle. Bank of America restricted stock or options may also be part of an individual's compensation. These mutual fund investments and Bank of America restricted stock or options vest over three years.

(47) Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score. The target incentive for equity portfolio managers ranges from 150% to 350% of actual base earnings, depending on job level.

      o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate.

      o Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).

      o Versus the peer group, incentive payout starts at 49th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods. 15% of incentive payout is achieved at 49th percentile. No payout is realized if performance is below 50th percentile.



Statement of Additional Information - March 30, 2007                  Page 144

      As a wholly owned subsidiary of Principal Financial Group, all Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.

(48) The portfolio managers' cash compensation is comprised primarily of a market-based salary and incentive compensation plans (annual and long term incentive). Funding for the TBCAM Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall TBCAM profitability. Therefore, all bonus awards are based initially on TBCAM's financial performance. The portfolio managers are eligible to receive annual cash bonus awards from the Annual Incentive Plan. Annual incentive opportunities are pre-established for each individual, expressed as a percentage of base salary ("target awards"). Annual awards are determined by applying multiples to this target award (0-2 times target award represents a portfolio manager's range of opportunity) and are capped at a maximum range of incentive opportunity for the job category. Awards are 100% discretionary and regardless of performance will be subject to pool funding availability. Awards are paid in cash on an annual basis. A significant portion of the target opportunity awarded is based upon the one-year and three-year (weighted more heavily) pre-tax performance of the portfolio manager's accounts relative to the performance of the appropriate Lipper and Callan peer groups. Other factors considered in determining the award are individual qualitative performance and the asset size and revenue growth of the products managed.

      For research analysts and other investment professionals, awards are distributed to the respective product teams (in the aggregate) based upon product performance relative to TBCAM-wide performance measured on the same basis as described above. Further allocations are made to specific team members by the product portfolio manager based upon sector contribution and other qualitative factors.

      All portfolio managers and analysts are also eligible to participate in the TBCAM Long Term Incentive Plan. This plan provides for an annual award, payable in cash after a three-year cliff vesting period. The value of the award increases during the vesting period based upon the growth in TBCAM's net income (capped at 20% and with a minimum payout of the Mellon 3 year CD rate).

(49) MCM's portfolio managers are generally subject to the compensation structure applicable to all MCM employees. As such, Mr. Gendelman's compensation consists of a base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) MCM's overall profitability for the period, and (2) individual achievement and contribution.

      Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts. Exceptional individual efforts are rewarded through greater participation in the bonus pool. Portfolio manager compensation comes solely from MCM.

      Although MCM may compare account performance with relevant benchmark indices, portfolio manager compensation is not directly tied to achieving any pre-determined or specified level of performance. In order to encourage a long-term time horizon for managing portfolios, MCM seeks to evaluate the portfolio manager's individual performance over periods longer than the immediate compensation period. In addition, portfolio managers are compensated based on other criteria, including effectiveness of leadership within MCM's Investment Team, contributions to MCM's overall investment performance, discrete securities analysis, and other factors.

      In addition to his salary and bonus, Mr. Gendelman may participate in other MCM benefits to the same extent and on the same basis as other MCM employees.



Statement of Additional Information - March 30, 2007                  Page 145

(50) AllianceBernstein's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals' annual compensation is comprised of the following:

      (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary (determined at the outset of employment based on level of experience), does not change significantly from year-to-year, and hence, is not particularly sensitive to performance.

      (ii) Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein's leadership criteria.

      (iii) Discretionary incentive compensation in the form of awards under AllianceBernstein's Partners Compensation Plan ("deferred awards"): AllianceBernstein's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of AllianceBernstein's clients and mutual fund shareholders with respect to the performance of those mutual funds. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein's publicly traded equity securities (prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of AllianceBernstein's Master Limited Partnership Units).

      (iv)  Contributions under AllianceBernstein's Profit Sharing/401(k)
            Plan: The contributions are based on AllianceBernstein's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.



Statement of Additional Information - March 30, 2007                  Page 146

(51) Compensation for AIGGIC portfolio managers has both a salary and a bonus component. The salary component is a fixed base salary, which is generally based upon several factors, including experience and market levels of salary for such position. The bonus component is based both on a portfolio manager's individual performance and the organizational performance of AIGGIC. The bonus component is generally calculated as follows: (1) 60% is linked to the management of a portfolio manager's funds; (2) 20% is based on AIGGIC's profitability; and (3) 20% is determined on a discretionary basis (including individual qualitative goals). For the 60% component, the measures for a portfolio manager may vary according to the day-to-day responsibilities of a particular portfolio manager. The measures comprise any combination of (a) total return measures, (b) benchmark measures and (c) peer group measures. Any long-term compensation may include stock options and restricted stock units, both having vesting schedules.

(52) Portfolio manager compensation includes a combination of base salary, annual bonus and long-term incentive compensation, as well as a generous benefits package made available to all Batterymarch employees on a non-discretionary basis.

      The bonus and long term incentive compensation is discretionary compensation; the amount of such awards is determined on an annual basis following the completion of the firm's fiscal year. The overall "pool" of discretionary compensation is based on the profitability of the firm for each fiscal year. Individual allocation to portfolio managers is based on several factors, including:

      o Short term and longer term investment performance of the product that the portfolio manager works on. Longer term performance is generally three to five year performance. Performance is evaluated on an aggregate product basis that the portfolio manager is responsible for and is not analyzed by any individual client portfolio, such as the Fund. The analysis of this performance is based on comparison to an appropriate published index for a particular product as well as a comparison to a group of peer managers. There is no fixed formula used in this analysis;

      o     Portfolio manager assistance in servicing clients; and

      o     Portfolio manager contribution to new business development.

      Portfolio manager compensation is not tied to, nor increased or decreased as the result of, any performance fees that may be earned by Batterymarch. As noted above, compensation is not impacted by the investment performance of any one client account; all performance analysis is reviewed on an aggregate product basis. Portfolio managers do not receive a percentage of the revenue earned on any of Batterymarch's client portfolios.

(53) Ron Mushock and Kevin McCreesh are partners of the firm and co-Portfolio managers for the strategy. Employee-owners receive income distributions scaled to the company's profit margins. Other investment professionals are compensated with both a competitive salary and an annual performance bonus determined by their contribution to our investment process and its results. Other factors influencing the performance bonus include overall growth and profitability of the firm and client service responsibilities. Systematic's ability to offer equity ownership to senior professionals also provides a significant incentive for our investment team. Moreover, Messres. Mushock and McCreesh are provided with a benefits package, including health insurance, and participation in a company 401(k) plan, comparable to that received by other Systematic employees.

(54) WEDGE's incentive compensation has been structured to reward all professionals for their contribution to the growth and profitability of the firm. General Partners are compensated via a percentage of the firm's net profitability. Other investment professionals' compensation is based on similar criteria including relative short and long-term portfolio performance as compared to both the index and a universe of peer managers.



Statement of Additional Information - March 30, 2007                  Page 147

ADMINISTRATIVE SERVICES AGREEMENT

Each fund has an Administrative Services Agreement with Ameriprise Financial. Under this agreement, the fund pays Ameriprise Financial for providing administration and accounting services. The fee is calculated as follows:

           TABLE 21. ADMINISTRATIVE SERVICES AGREEMENT FEE SCHEDULE

------------------------------------------------------------------------------------------------------------------------------
                    FUND                                      ASSET LEVELS AND BREAKPOINTS IN APPLICABLE FEES
------------------------------------------------------------------------------------------------------------------------------
                                                  $0 -        $500,000,001   $1,000,000,001   $3,000,000,001  $12,000,000,001
                                               500,000,000   1,000,000,000   - 3,000,000,000  12,000,000,000         +
------------------------------------------------------------------------------------------------------------------------------
Absolute Return Currency and Income           0.080%         0.075%          0.070%           0.060%          0.050%
Disciplined International Equity
Disciplined Small Cap Value
Emerging Markets
Emerging Markets Bond
European Equity
Global Bond
Global Equity
International Aggressive Growth
International Equity
International Opportunity
International Select Value
International Small Cap
Small Cap Advantage
Small Cap Equity
Small Cap Growth
Small Cap Value
Small Company Index
Strategic Allocation
------------------------------------------------------------------------------------------------------------------------------
California Tax-Exempt                         0.070%         0.065%          0.060%           0.050%          0.040%
Core Bond
Diversified Bond
Floating Rate
High-Yield Bond
Income Opportunities
Inflation Protected
Intermediate Tax-Exempt
Limited Duration Bond
Massachusetts Tax-Exempt
Michigan Tax-Exempt
Minnesota Tax-Exempt
New York Tax-Exempt
Ohio Tax-Exempt
Short Duration U.S. Government
Tax-Exempt Bond
Tax-Exempt High Income
U.S. Government Mortgage
------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - March 30, 2007                  Page 148

------------------------------------------------------------------------------------------------------------------------------
                    FUND                                      ASSET LEVELS AND BREAKPOINTS IN APPLICABLE FEES
------------------------------------------------------------------------------------------------------------------------------
                                                  $0 -        $500,000,001   $1,000,000,001   $3,000,000,001  $12,000,000,001
                                               500,000,000   1,000,000,000   - 3,000,000,000  12,000,000,000         +
------------------------------------------------------------------------------------------------------------------------------
Aggressive Growth                             0.060%         0.055%          0.050%           0.040%          0.030%
Balanced
Cash Management
Disciplined Equity
Disciplined Small and Mid Cap Equity
Diversified Equity Income
Dividend Opportunity
Equity Value
Fundamental Growth
Fundamental Value
Global Technology
Growth
Large Cap Equity
Large Cap Value
Mid Cap Growth
Mid Cap Value
Precious Metals and Mining
Real Estate
S&P 500 Index
Select Value
Tax-Exempt Money Market
Value
------------------------------------------------------------------------------------------------------------------------------
Income Builder Basic Income                   0.020%         0.020%          0.020%           0.020%          0.020%
Income Builder Enhanced Income
Income Builder Moderate Income
Portfolio Builder Aggressive
Portfolio Builder Conservative
Portfolio Builder Moderate
Portfolio Builder Moderate Aggressive
Portfolio Builder Moderate Conservative
Portfolio Builder Total Equity
Retirement Plus 2010
Retirement Plus 2015
Retirement Plus 2020
Retirement Plus 2025
Retirement Plus 2030
Retirement Plus 2035
Retirement Plus 2040
Retirement Plus 2045
------------------------------------------------------------------------------------------------------------------------------

The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding day. Fees paid in each of the last three fiscal periods are shown in the table below. The table also shows the daily rate applied to each fund's net assets as of the last day of the most recent fiscal period. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.



Statement of Additional Information - March 30, 2007                  Page 149

                         TABLE 22. ADMINISTRATIVE FEES

-----------------------------------------------------------------------------------------------------------------------------------
                                                                           ADMINISTRATIVE SERVICES FEES PAID IN         DAILY RATE
                FUND                                                 ------------------------------------------------   APPLIED TO

                                                                        2007                2006             2005       FUND ASSETS

-----------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
-----------------------------------------------------------------------------------------------------------------------------------

Portfolio Builder Aggressive                                         $   86,301         $   51,235      $   13,785(a)       0.020%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Conservative                                           24,051             17,895           5,969(a)       0.020
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate                                              138,034             85,545          23,460(a)       0.020
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Aggressive                                   172,602            104,658          28,002(a)       0.020
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Conservative                                  50,763             34,371          10,779(a)       0.020
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Total Equity                                           76,312             41,435          10,959(a)       0.020
-----------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                           153,231            222,321         319,791          0.060
-----------------------------------------------------------------------------------------------------------------------------------
Small Company Index                                                     867,030            861,455         784,439          0.077
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          2006               2005           2004

-----------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
-----------------------------------------------------------------------------------------------------------------------------------
Equity Value                                                            558,514            454,202         451,613          0.056
-----------------------------------------------------------------------------------------------------------------------------------
Precious Metals and Mining                                               50,123             51,848          52,769          0.060
-----------------------------------------------------------------------------------------------------------------------------------
Small Cap Advantage                                                     568,712            491,869         371,247          0.078
-----------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth                                                        180,537            224,042         218,131          0.080
-----------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
-----------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2010                                                        N/A                N/A             N/A            N/A
-----------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2015                                                        N/A                N/A             N/A            N/A
-----------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2020                                                        N/A                N/A             N/A            N/A
-----------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2025                                                        N/A                N/A             N/A            N/A
-----------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2030                                                        N/A                N/A             N/A            N/A
-----------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2035                                                        N/A                N/A             N/A            N/A
-----------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2040                                                        N/A                N/A             N/A            N/A
-----------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2045                                                        N/A                N/A             N/A            N/A
-----------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
-----------------------------------------------------------------------------------------------------------------------------------
Aggressive Growth                                                       130,418             24,630           7,449          0.059
-----------------------------------------------------------------------------------------------------------------------------------
Fundamental Growth                                                       83,643             31,978           6,428          0.060
-----------------------------------------------------------------------------------------------------------------------------------
Fundamental Value                                                       658,982            458,121         271,928          0.057
-----------------------------------------------------------------------------------------------------------------------------------
High Yield Bond                                                       1,328,295          1,219,476       1,227,227          0.064
-----------------------------------------------------------------------------------------------------------------------------------
Income Builder Basic Income                                                 581(b)             N/A             N/A          0.020
-----------------------------------------------------------------------------------------------------------------------------------
Income Builder Enhanced Income                                            1,226(b)             N/A             N/A          0.020
-----------------------------------------------------------------------------------------------------------------------------------
Income Builder Moderate Income                                            1,394(b)             N/A             N/A          0.020
-----------------------------------------------------------------------------------------------------------------------------------
Select Value                                                            443,873            427,460         240,301          0.059
-----------------------------------------------------------------------------------------------------------------------------------
Short Duration U.S. Government                                          821,082            960,018       1,317,413          0.067
-----------------------------------------------------------------------------------------------------------------------------------
Small Cap Equity                                                        205,335            129,820          88,061          0.080
-----------------------------------------------------------------------------------------------------------------------------------
Small Cap Value                                                         858,118            824,914         676,121          0.077
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Government Mortgage                                                172,175            152,145         204,741          0.070
-----------------------------------------------------------------------------------------------------------------------------------
Value                                                                   285,079            285,752         228,212          0.060
-----------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
-----------------------------------------------------------------------------------------------------------------------------------
Dividend Opportunity                                                    658,242            406,110         415,515          0.056
-----------------------------------------------------------------------------------------------------------------------------------
Real Estate                                                              91,341             41,449           2,235(c)       0.060
-----------------------------------------------------------------------------------------------------------------------------------


FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
-----------------------------------------------------------------------------------------------------------------------------------
Cash Management                                                       1,741,492          1,016,703       1,171,667          0.050
-----------------------------------------------------------------------------------------------------------------------------------
Core Bond                                                               133,655             78,241          38,539          0.070
-----------------------------------------------------------------------------------------------------------------------------------
Disciplined Equity                                                      496,810             29,441           6,521          0.054
-----------------------------------------------------------------------------------------------------------------------------------
Disciplined Small and Mid Cap Equity                                      1,143(d)             N/A             N/A          0.060
-----------------------------------------------------------------------------------------------------------------------------------
Disciplined Small Cap Value                                               4,615(e)             N/A             N/A          0.080
-----------------------------------------------------------------------------------------------------------------------------------
Floating Rate                                                            46,916(e)             N/A             N/A          0.070
-----------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - March 30, 2007                  Page 150

-------------------------------------------------------------------------------------------------------------------------------
                                                                         ADMINISTRATIVE SERVICES FEES PAID IN       DAILY RATE
                FUND                                                 ---------------------------------------------  APPLIED TO
                                                                        2006              2005             2004     FUND ASSETS
-------------------------------------------------------------------------------------------------------------------------------
Growth                                                               1,791,547         1,370,094      1,523,915         0.051
-------------------------------------------------------------------------------------------------------------------------------
Income Opportunities                                                   253,936           164,038         81,849         0.070
-------------------------------------------------------------------------------------------------------------------------------
Inflation Protected Securities                                         169,778            61,197          6,834(f)      0.070
-------------------------------------------------------------------------------------------------------------------------------
Large Cap Equity                                                     2,119,930           860,387        212,114         0.051
-------------------------------------------------------------------------------------------------------------------------------
Large Cap Value                                                         78,248            67,667         41,856         0.060
-------------------------------------------------------------------------------------------------------------------------------
Limited Duration Bond                                                  133,102            88,881         53,771         0.070
-------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
-------------------------------------------------------------------------------------------------------------------------------
California Tax-Exempt(g)                                               149,235            87,771        100,323         0.070
-------------------------------------------------------------------------------------------------------------------------------
Diversified Bond                                                     1,698,244         1,259,427      1,460,195         0.069
-------------------------------------------------------------------------------------------------------------------------------
Massachusetts Tax-Exempt(g)                                             49,506            30,362         37,526         0.070
-------------------------------------------------------------------------------------------------------------------------------
Michigan Tax-Exempt(g)                                                  40,475            23,283         30,016         0.070
-------------------------------------------------------------------------------------------------------------------------------
Minnesota Tax-Exempt(g)                                                286,050           163,503        176,718         0.070
-------------------------------------------------------------------------------------------------------------------------------
New York Tax-Exempt(g)                                                  57,973            36,031         43,576         0.070
-------------------------------------------------------------------------------------------------------------------------------
Ohio Tax-Exempt(g)                                                      40,235            24,486         31,477         0.070
-------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
-------------------------------------------------------------------------------------------------------------------------------
Balanced                                                               697,753           524,986        588,644         0.056
-------------------------------------------------------------------------------------------------------------------------------
Diversified Equity Income                                            2,960,505         1,216,876        942,358         0.045
-------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value                                                          854,082           385,071        170,293         0.054
-------------------------------------------------------------------------------------------------------------------------------
Strategic Allocation                                                   948,662           383,942        390,084         0.075
-------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
-------------------------------------------------------------------------------------------------------------------------------
Absolute Return Currency and Income                                     15,823(h)            N/A            N/A         0.080
-------------------------------------------------------------------------------------------------------------------------------
Disciplined International Equity                                        14,739(i)            N/A            N/A         0.080
-------------------------------------------------------------------------------------------------------------------------------
Emerging Markets                                                       406,991           351,359        271,857         0.080
-------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Bond                                                   21,248(j)            N/A            N/A         0.080
-------------------------------------------------------------------------------------------------------------------------------
European Equity                                                         89,350            75,504         78,835         0.080
-------------------------------------------------------------------------------------------------------------------------------
Global Bond                                                            412,783           342,324        314,640         0.080
-------------------------------------------------------------------------------------------------------------------------------
Global Equity                                                          532,772           305,907        284,795         0.078
-------------------------------------------------------------------------------------------------------------------------------
Global Technology                                                      101,197           112,326        131,702         0.060
-------------------------------------------------------------------------------------------------------------------------------
International Aggressive Growth                                        347,819           240,889        149,750         0.080
-------------------------------------------------------------------------------------------------------------------------------
International Equity                                                   146,048           127,687         88,536         0.080
-------------------------------------------------------------------------------------------------------------------------------
International Opportunity                                              470,847           331,818        255,871         0.079
-------------------------------------------------------------------------------------------------------------------------------
International Select Value                                           1,306,775           861,655        549,050         0.074
-------------------------------------------------------------------------------------------------------------------------------
International Small Cap                                                 83,383            74,264         46,103         0.080
-------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
-------------------------------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt                                                 74,912            64,053         69,058         0.070
-------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                                                         946,943         1,023,124      1,056,445         0.056
-------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond                                                        544,894           321,037        323,368         0.068
-------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt High Income                                               2,064,819         1,505,060      1,447,459         0.062
-------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
-------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market                                                 69,922            42,768         45,528         0.060
-------------------------------------------------------------------------------------------------------------------------------

(a) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(b) For the period from Feb. 16, 2006 (when shares became publicly available) to May 31, 2006.

(c) For the period from March 4, 2004 (when shares became publicly available) to June 30, 2004.

(d) For the period from May 18, 2006 (when shares became publicly available) to July 31, 2006.

(e) For the period from Feb. 16, 2006 (when shares became publicly available) to July 31, 2006.

(f) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.

(g)   The fund changed its fiscal year end in 2006 from June 30 to Aug. 31.
      For 2006, the information shown is for the period from July 1, 2005 through Aug. 31, 2006. For years prior to 2006, the fiscal period ended on June 30.

(h) For the period from June 15, 2006 (when the Fund became available) to Oct. 31, 2006.

(i) For the period from May 18, 2006 (when shares became publicly available) to Oct. 31, 2006.

(j) For the period from Feb. 16, 2006 (when shares became publicly available) to Oct. 31, 2006.



Statement of Additional Information - March 30, 2007                  Page 151

Third parties with which Ameriprise Financial contracts to provide services for the fund or its shareholders may pay a fee to Ameriprise Financial to help defray the cost of providing administrative and accounting services. The amount of any such fee is negotiated separately with each service provider and does not constitute compensation for investment advisory, distribution, or other services. Payment of any such fee neither increases nor reduces fees or expenses paid by shareholders of the fund.

TRANSFER AGENCY AGREEMENT

Each fund has a Transfer Agency Agreement with RiverSource Service Corporation (the "transfer agent") located at 734 Ameriprise Financial Center, Minneapolis, MN 55474. This agreement governs RiverSource Service Corporation's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the fund's shares.

CLASS A, CLASS B, CLASS C AND CLASS D. For Class A, Class B, Class C and Class D, RiverSource Service Corporation will earn a fee from the fund determined by multiplying the number of shareholder accounts at the end of the day by a rate determined for each class per year and dividing by the number of days in the year. The fund will pay on the basis of the relative percentage of net assets of each class of shares, first allocating the base fee (equal to Class A shares) across share classes, and then allocating the incremental per share class fee, based on the number of shareholder accounts. The fee varies depending on the investment category of the fund. You can find your fund's investment category in Table 1.

                BALANCED, EQUITY, FUNDS-OF-FUNDS - EQUITY FUNDS

The annual per account fee accrued daily and payable monthly, for the applicable classes is as follows:

                   Class A      Class B      Class C     Class D
                   -------      -------      -------     -------
                   $19.50        $20.50      $20.00       $19.50

         FUNDS-OF-FUNDS - FIXED INCOME, STATE TAX-EXEMPT FIXED INCOME,
              TAXABLE FIXED INCOME, TAX-EXEMPT FIXED INCOME FUNDS

The annual per account fee accrued daily and payable monthly, for the applicable classes is as follows:

                        Class A        Class B      Class C
                        -------        -------      -------
                         $20.50        $21.50       $21.00

                              MONEY MARKET FUNDS

The annual per account fee accrued daily and payable monthly, for the applicable classes is as follows. The fee for Tax-Exempt Money Market, which does not have separate classes of shares, is the same as that applicable to Class A:

                        Class A        Class B      Class C
                        -------        -------      -------
                         $22.00        $23.00       $22.50

CLASS E, CLASS R2, CLASS R3, CLASS R4, CLASS R5, CLASS W AND CLASS Y. For Class E, Class R2, Class R3, Class R4, Class R5, Class W and Class Y, RiverSource Service Corporation will earn a fee from the fund, accrued daily and payable monthly, determined by multiplying the average daily net assets of the applicable class by the annual rate shown below:

       Class E    Class R2  Class R3  Class R4  Class R5   Class W   Class Y
       -------    --------  --------  --------  --------   -------   -------
        0.05%      0.05%     0.05%     0.05%      0.05%     0.20%     0.05%

In addition, an annual closed-account fee of $5.00 per inactive account is charged on a pro rata basis for 12 months from the date the account becomes inactive. The fees paid to RiverSource Service Corporation may be changed by the Board without shareholder approval.



Statement of Additional Information - March 30, 2007                  Page 152

PLAN ADMINISTRATION SERVICES AGREEMENT


The funds* have a Plan Administration Services Agreement with the transfer agent. Under the agreement the fund pays for plan administration services, including recordkeeping, communication or educational services to 529 and retirement plan sponsors, plans and plan participants.


The fee for services is equal on an annual basis to the following percentage of the average daily net assets of the fund attributable to the applicable class:

           Class E      Class R2    Class R3    Class R4     Class Y
           -------      --------    --------    --------     -------
            0.15%        0.25%       0.25%       0.25%        0.15%


The fees paid to the transfer agent may be changed by the Board without shareholder approval.

* Currently, Tax-Exempt Money Market does not have classes of shares that are subject to this fee.


DISTRIBUTION AGREEMENT

RiverSource Distributors, Inc. and Ameriprise Financial Services, Inc. (collectively, the distributor), 70100 Ameriprise Financial Center, Minneapolis, MN 55474, both wholly owned subsidiaries of Ameriprise Financial, Inc., serve as the fund's principal underwriter. The fund's shares are offered on a continuous basis. Under a Distribution Agreement, sales charges deducted for distributing fund shares are paid to the distributor daily. The following table shows the sales charges paid to the distributor and the amount retained by the distributor after paying commissions and other expenses for each of the last three fiscal periods. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                  TABLE 23. SALES CHARGES PAID TO DISTRIBUTOR

------------------------------------------------------------------------------------------------------------------------------------
                     FUND                             SALES CHARGES PAID TO DISTRIBUTOR         AMOUNT RETAINED AFTER PAYING
                                                                                                COMMISSIONS AND OTHER EXPENSES

                                                        2007       2006          2005            2007        2006          2005

------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
------------------------------------------------------------------------------------------------------------------------------------

Portfolio Builder Aggressive                        $3,260,693   $3,095,956   $2,689,735(a)  $1,029,231   $1,116,369   $1,129,812(a)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Conservative                         455,765      577,821      722,689(a)      94,296      105,590      178,650(a)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate                           4,127,743    4,118,788    3,810,185(a)   1,084,978    1,075,302    1,309,727(a)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Aggressive                6,845,238    7,078,581    6,114,118(a)   2,326,266    2,691,706    2,610,071(a)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Conservative              1,084,727    1,286,540    1,603,913(a)     252,979      274,017      530,042(a)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Total Equity                       2,414,356    1,845,156    1,393,255(a)     594,766      518,093      509,719(a)
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                         N/A - No          N/A         N/A         N/A          N/A             N/A
                                                  sales charge
------------------------------------------------------------------------------------------------------------------------------------
Small Company Index                                    973,579    1,228,665    1,511,932        220,620      337,031      554,278
------------------------------------------------------------------------------------------------------------------------------------
                                                         2006       2005          2004           2006         2005         2004
------------------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
------------------------------------------------------------------------------------------------------------------------------------
Equity Value                                           645,442     740,741       798,502        116,536      258,954      212,373
------------------------------------------------------------------------------------------------------------------------------------
Precious Metals and Mining                             104,779     141,256       146,086         21,277       58,658       46,448
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Advantage                                    986,996   1,972,996     2,543,371        276,857      774,287      757,410
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth                                       401,382     636,221     1,140,014        127,479      251,743      371,324
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2010                                       N/A         N/A           N/A            N/A          N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2015                                       N/A         N/A           N/A            N/A          N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2020                                       N/A         N/A           N/A            N/A          N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2025                                       N/A         N/A           N/A            N/A          N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2030                                       N/A         N/A           N/A            N/A          N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2035                                       N/A         N/A           N/A            N/A          N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2040                                       N/A         N/A           N/A            N/A          N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2045                                       N/A         N/A           N/A            N/A          N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - March 30, 2007                  Page 153

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                AMOUNT RETAINED AFTER PAYING
                     FUND                             SALES CHARGES PAID TO DISTRIBUTOR         COMMISSIONS AND OTHER EXPENSES
                                                ------------------------------------------------------------------------------------
                                                    2006           2005          2004         2006           2005          2004
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
------------------------------------------------------------------------------------------------------------------------------------
Aggressive Growth                                  217,559        166,200       131,508        44,653         72,464       50,690
------------------------------------------------------------------------------------------------------------------------------------
Fundamental Growth                                  69,062        109,110        87,619        15,922         43,395       18,759
------------------------------------------------------------------------------------------------------------------------------------
Fundamental Value                                1,915,417      2,827,644     2,069,259       406,545      1,038,987      633,428
------------------------------------------------------------------------------------------------------------------------------------
High Yield Bond                                  2,479,319      3,295,433     4,885,301       682,596      1,011,136    1,014,719
------------------------------------------------------------------------------------------------------------------------------------
Income Builder Basic Income                        128,246(b)         N/A           N/A        25,697(b)         N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
Income Builder Enhanced Income                     326,707(b)         N/A           N/A        73,038(b)         N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
Income Builder Moderate Income                     437,903(b)         N/A           N/A       109,389(b)         N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
Select Value                                       945,839      1,633,975     2,473,422       213,839        582,671      668,150
------------------------------------------------------------------------------------------------------------------------------------
Short Duration U.S. Government                   1,908,960      3,842,195     8,055,130       482,228      1,629,476    2,236,469
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Equity                                   604,021        523,687       687,100       190,699        187,706      199,371
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value                                  1,616,642      2,787,117     3,415,712       478,093      1,053,640    1,093,404
------------------------------------------------------------------------------------------------------------------------------------
U.S. Government Mortgage                           442,638        631,090     1,414,409        61,137        197,759      322,339
------------------------------------------------------------------------------------------------------------------------------------
Value                                              474,692        836,914     1,098,734        83,140        248,868      257,673
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
------------------------------------------------------------------------------------------------------------------------------------
Dividend Opportunity                             1,665,096      1,604,180     1,451,779       207,486        523,080      537,003
------------------------------------------------------------------------------------------------------------------------------------
Real Estate                                        598,431        556,465       224,344(c)    180,632        223,572       95,933(c)
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
------------------------------------------------------------------------------------------------------------------------------------
Cash Management                                    718,247        994,923     1,556,245       714,638        993,250    1,554,374
------------------------------------------------------------------------------------------------------------------------------------
Core Bond                                          180,034        207,266       243,504        62,588         90,811      169,705
------------------------------------------------------------------------------------------------------------------------------------
Disciplined Equity                                 322,731        126,376        64,957        67,609         47,059       13,620
------------------------------------------------------------------------------------------------------------------------------------
Disciplined Small and Mid Cap Equity                 1,760(d)         N/A           N/A           852(d)         N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
Disciplined Small Cap Value                          6,304(e)         N/A           N/A         1,708(e)         N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
Floating Rate                                      364,914(e)         N/A           N/A      (118,354)(e)        N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
Growth                                           4,553,722      3,540,317     5,194,048       955,528      1,430,279    1,979,434
------------------------------------------------------------------------------------------------------------------------------------
Income Opportunities                               486,593        891,368     1,008,513       108,764        201,999      268,488
------------------------------------------------------------------------------------------------------------------------------------
Inflation Protected Securities                     326,780        429,879       218,847(f)     47,098         84,033       45,591(f)
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Equity                                 3,400,059      1,812,939     2,547,239       629,348        723,158      711,343
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Value                                    123,212        196,360       454,971        37,908         71,406      132,559
------------------------------------------------------------------------------------------------------------------------------------
Limited Duration Bond                              220,446        393,925       423,604        28,711        115,701      178,177
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
------------------------------------------------------------------------------------------------------------------------------------
California Tax-Exempt(g)                           212,157        218,698       246,897        77,373        111,053       96,481
------------------------------------------------------------------------------------------------------------------------------------
Diversified Bond                                 2,757,988      3,072,387     3,926,269       788,192      1,203,503    1,516,544
------------------------------------------------------------------------------------------------------------------------------------
Massachusetts Tax-Exempt(g)                        107,050         98,324       163,094        45,035         44,188       67,903
------------------------------------------------------------------------------------------------------------------------------------
Michigan Tax-Exempt(g)                              54,648         68,367       108,759        (3,556)        20,700       48,877
------------------------------------------------------------------------------------------------------------------------------------
Minnesota Tax-Exempt(g)                            480,402        463,661       645,851       102,088        141,616      225,724
------------------------------------------------------------------------------------------------------------------------------------
New York Tax-Exempt(g)                              89,560        134,248       155,512        19,641         63,799       65,578
------------------------------------------------------------------------------------------------------------------------------------
Ohio Tax-Exempt(g)                                  68,092         55,404       113,361        19,353          9,152       35,469
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
------------------------------------------------------------------------------------------------------------------------------------
Balanced                                           400,884        501,366       735,450        59,347        168,698      240,733
------------------------------------------------------------------------------------------------------------------------------------
Diversified Equity Income                       12,904,884      9,791,165    10,301,867     2,114,315      2,664,788    2,933,886
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value                                    4,477,119      3,098,747     2,377,837     1,010,224        986,793      837,278
------------------------------------------------------------------------------------------------------------------------------------
Strategic Allocation                             3,667,041      1,083,154       989,579       739,852        244,136      316,545
------------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - March 30, 2007                  Page 154

--------------------------------------------------------------------------------------------------------------------------------
                                                                                            AMOUNT RETAINED AFTER PAYING
                                             SALES CHARGES PAID TO DISTRIBUTOR             COMMISSIONS AND OTHER EXPENSES
                     FUND                 --------------------------------------------------------------------------------------
                                             2006            2005         2004         2006              2005           2004
--------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
Absolute Return Currency and Income               0(h)          N/A          N/A             0(h)            N/A            N/A
--------------------------------------------------------------------------------------------------------------------------------
Disciplined International Equity              4,700(i)          N/A          N/A           434(i)            N/A            N/A
--------------------------------------------------------------------------------------------------------------------------------
Emerging Markets                          1,075,586         798,990      556,829    (9,848,080)       (6,658,875)    (6,660,972)
--------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Bond                        11,348(j)          N/A          N/A         2,036(j)            N/A            N/A
--------------------------------------------------------------------------------------------------------------------------------
European Equity                             107,816             N/A          N/A        29,463               N/A            N/A
--------------------------------------------------------------------------------------------------------------------------------
Global Bond                                 447,007         765,438      956,580       320,724           390,806        536,364
--------------------------------------------------------------------------------------------------------------------------------
Global Equity                             1,272,084         778,062      467,198       218,974           211,977        203,564
--------------------------------------------------------------------------------------------------------------------------------
Global Technology                           242,177         328,770      591,744        29,861            67,485        208,704
--------------------------------------------------------------------------------------------------------------------------------
International Aggressive Growth             810,514         816,345      796,060       234,619           282,465        360,944
--------------------------------------------------------------------------------------------------------------------------------
International Equity                        243,753         299,410      456,321        64,053            96,946        175,987
--------------------------------------------------------------------------------------------------------------------------------
International Opportunity                   563,174         873,855      997,517       107,305           244,843        371,845
--------------------------------------------------------------------------------------------------------------------------------
International Select Value                3,895,267       3,425,153    3,105,887       815,331         1,020,350      1,220,539
--------------------------------------------------------------------------------------------------------------------------------
International Small Cap                     173,659         203,543      324,756        37,954            60,817        115,235
--------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
--------------------------------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt                     115,280         176,349      306,545        29,590            40,451         86,091
--------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                            1,388,577       1,821,533    3,566,760       346,497           635,918      1,373,111
--------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond                             346,932         371,626      495,541        79,024           107,815        197,028
--------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt High Income                    1,485,792       2,115,452    3,131,234       389,650         2,736,405      1,256,629
--------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
--------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market                    N/A - No             N/A          N/A           N/A               N/A            N/A
                                       sales charge
--------------------------------------------------------------------------------------------------------------------------------

(a) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(b) For the period from Feb. 16, 2006 (when shares became publicly available) to May 31, 2006.

(c) For the period from March 4, 2004 (when shares became publicly available to June 30, 2004.

(d) For the period from May 18, 2006 (when shares became publicly available) to July 31, 2006.

(e) For the period from Feb. 16, 2006 (when shares became publicly available) to July 31, 2006.

(f) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.

(g)   The fund changed its fiscal year end in 2006 from June 30 to Aug. 31.
      For 2006, the information shown is for the period from July 1, 2005 through Aug. 31, 2006. For years prior to 2006, the fiscal period ended on June 30.

(h) For the period from June 15, 2006 (when the Fund became available) to Oct. 31, 2006.

(i) For the period from May 18, 2006 (when shares became publicly available) to Oct. 31, 2006.

(j) For the period from Feb. 16, 2006 (when shares became publicly available) to Oct. 31, 2006.


Part of the sales charge may be paid to selling dealers who have agreements with the distributor. The distributor will retain the balance of the sales charge. At times the entire sales charge may be paid to selling dealers.

PLAN AND AGREEMENT OF DISTRIBUTION

To help defray the cost of distribution and servicing not covered by the sales charges received under the Distribution Agreement, each fund approved a Plan of Distribution (Plan) and entered into an agreement under the Plan pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, of the type known as a reimbursement plan, the fund pays the distributor a fee up to actual expenses incurred at an annual rate as follows:

      FOR FUNDS OTHER THAN MONEY MARKET FUNDS

      The fee is equal on an annual basis to the following percentage of the average daily net assets of the fund attributable to the applicable class:

   Class A      Class B     Class C     Class D     Class R2     Class R3    Class W
   -------      -------     -------     -------     --------     --------    -------
    0.25%        1.00%       1.00%       0.25%        0.50%       0.25%       0.25%

For Class B and Class C, up to 0.75% of the fee is reimbursed for distribution expenses. Up to an additional 0.25% is paid to the distributor to reimburse certain expenses incurred in connection with providing services to fund shareholders.



Statement of Additional Information - March 30, 2007                  Page 155

      For Class R2, up to 0.50% and for Class R3, up to 0.25% shall be reimbursed for distribution expenses. Of that amount, for Class R2, up to 0.25% may be reimbursed for shareholder servicing expenses.

      FOR MONEY MARKET FUNDS

      The fee for services is equal on an annual basis to the following percentage of the average daily net assets of the fund attributable to the applicable class. The fee for Tax-Exempt Money Market, which does not have separate classes of shares, is the same as that applicable to Class A:

                     Class A        Class B       Class C       Class W
                     -------        -------       -------       -------
                      0.10%          0.85%         0.75%         0.10%

      For Class B, up to 0.75% of the fee is reimbursed for distribution expenses. Up to an additional 0.10% is paid to the distributor to reimburse certain expenses incurred in connection with providing services to fund shareholders.

FOR ALL FUNDS

Distribution and shareholder servicing expenses include payment of distribution and shareholder servicing fees to financial institutions that sell shares of the fund. Financial institutions may compensate their financial advisors with the distribution and shareholder servicing fees paid to them by the distributor. Payments under the Plan are intended to result in an increase in fund assets and thus potentially result in economies of scale and lower costs for all shareholders.

Each class has exclusive voting rights on the Plan as it applies to that class. In addition, because Class B shares convert to Class A shares, Class B shareholders have the right to vote on any material increase to expenses charged under the Class A plan.

Distribution expenses covered under this Plan include commissions to financial intermediaries, printing prospectuses and reports used for sales purposes, the preparation, printing and distribution of advertising and sales literature, personnel, travel, office expense and equipment, and other distribution-related expenses. Shareholder service expenses include costs of establishing and maintaining shareholder accounts and records, assisting with purchase, redemption and exchange requests, arranging for bank wires, monitoring dividend payments from the funds on behalf of shareholders, forwarding certain shareholder communications from funds to shareholders, receiving and responding to inquiries and answering questions regarding the funds, aiding in maintaining the investment of shareholders in the funds and other service-related expenses.

A substantial portion of the expenses are not specifically identified to any one of the RiverSource funds. The fee is not allocated to any one service (such as advertising, compensation to financial intermediaries, or other uses). However, a significant portion of the fee is generally used for sales and promotional expenses.

The Plan must be approved annually by the Board, including a majority of the disinterested Board members, if it is to continue for more than a year. At least quarterly, the Board reviews written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of Board members who are not interested persons of the fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the relevant class of shares or by the distributor.

Any agreement related to the Plan will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the Board members, including a majority of the Board members who are not interested persons of the fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested Board members is the responsibility of the other disinterested Board members. No Board member who is not an interested person has any direct or indirect financial interest in the operation of the Plan or any related agreement.

For its most recent fiscal period, each fund paid 12b-1 fees as shown in the following table. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.



Statement of Additional Information - March 30, 2007                  Page 156

                             TABLE 24. 12b-1 FEES

---------------------------------------------------------------------------------------------------------------------------------
                  FUND                        CLASS A     CLASS B     CLASS C       CLASS D     CLASS R2    CLASS R3     CLASS W
---------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
---------------------------------------------------------------------------------------------------------------------------------

Portfolio Builder Aggressive                $  837,585  $  871,878    $ 92,112          N/A         N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Conservative                 195,700     362,205      57,303          N/A         N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate                   1,248,370   1,685,146     222,324          N/A         N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Aggressive        1,668,911   1,749,200     202,249          N/A         N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Conservative        434,923     681,066     117,115          N/A         N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Total Equity                 733,984     793,853      83,860          N/A         N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                      N/A         N/A         N/A     $143,473         N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
Small Company Index                          2,109,546   2,771,834         N/A          N/A         N/A         N/A          N/A

---------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
---------------------------------------------------------------------------------------------------------------------------------
Equity Value                                 2,183,812   2,384,097      34,165          N/A         N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
Precious Metals and Mining                     165,867     162,206      17,083          N/A         N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
Small Cap Advantage                          1,491,995   2,099,561     119,350          N/A         N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth                               350,381     628,494      59,731          N/A         N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
---------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2010                               N/A         N/A         N/A          N/A         N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2015                               N/A         N/A         N/A          N/A         N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2020                               N/A         N/A         N/A          N/A         N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2025                               N/A         N/A         N/A          N/A         N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2030                               N/A         N/A         N/A          N/A         N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2035                               N/A         N/A         N/A          N/A         N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2040                               N/A         N/A         N/A          N/A         N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2045                               N/A         N/A         N/A          N/A         N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
---------------------------------------------------------------------------------------------------------------------------------
Aggressive Growth                              310,563     348,467       9,442          N/A         N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
Fundamental Growth                              48,218      73,735       4,838          N/A         N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
Fundamental Value                            1,827,800   2,973,732     185,363          N/A         N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
High Yield Bond                              4,151,744   5,172,801     319,473          N/A         N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
Income Builder Basic Income                      5,500       6,097         897          N/A         N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
Income Builder Enhanced Income                  12,226      10,395       1,978          N/A         N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
Income Builder Moderate Income                  14,420      10,414       1,572          N/A         N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
Select Value                                 1,285,850   1,804,688     111,631          N/A         N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
Short Duration U.S. Government               1,925,517   4,437,987     188,438          N/A         N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
Small Cap Equity                               452,722     523,768      39,821          N/A         N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
Small Cap Value                              1,844,040   3,273,190     209,094          N/A         N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
U.S. Government Mortgage                       365,255     806,733      86,693          N/A         N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
Value                                          623,643   1,258,485      84,477          N/A         N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
---------------------------------------------------------------------------------------------------------------------------------
Dividend Opportunity                         2,246,282   2,890,686     139,322          N/A         N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
Real Estate                                    208,160     222,515      11,761          N/A         N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
---------------------------------------------------------------------------------------------------------------------------------
Cash Management                              3,205,933     820,043      16,368          N/A         N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
Core Bond                                       89,181     122,351       5,692          N/A         N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
Disciplined Equity                           1,426,565     427,156      12,242          N/A         N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
Disciplined Small and Mid Cap Equity             4,723          45          19          N/A         N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - March 30, 2007                  Page 157

---------------------------------------------------------------------------------------------------------------------------------
                  FUND                        CLASS A     CLASS B     CLASS C       CLASS D     CLASS R2    CLASS R3     CLASS W
---------------------------------------------------------------------------------------------------------------------------------
Disciplined Small Cap Value                     12,475         758          90          N/A         N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
Floating Rate                                  123,623      35,196       9,352          N/A         N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
Growth                                       5,852,158   5,574,406     181,214          N/A         N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
Income Opportunities                           504,284     707,566      64,272          N/A         N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
Inflation Protected Securities                 242,647     467,215      35,838          N/A         N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
Large Cap Equity                             7,096,389   8,048,484     201,664          N/A         N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
Large Cap Value                                170,730     240,605      12,172          N/A         N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
Limited Duration Bond                          196,674     214,578      15,662          N/A         N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
---------------------------------------------------------------------------------------------------------------------------------
California Tax-Exempt(a)                       523,836     140,403      29,524          N/A         N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
Diversified Bond                             4,646,930   4,653,803     176,643          N/A         N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
Massachusetts Tax-Exempt(a)                    151,946     158,402      12,801          N/A         N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
Michigan Tax-Exempt(a)                         143,510      47,220      20,483          N/A         N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
Minnesota Tax-Exempt(a)                        945,407     460,490      99,688          N/A         N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
New York Tax-Exempt(a)                         196,654     101,563      14,577          N/A         N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
Ohio Tax-Exempt(a)                             135,648      76,735      19,866          N/A         N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
---------------------------------------------------------------------------------------------------------------------------------
Balanced                                     2,399,559     820,761      38,643          N/A         N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
Diversified Equity Income                   11,405,788  12,472,588     717,095          N/A         N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value                                2,820,242   2,906,199     207,499          N/A         N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
Strategic Allocation                         2,634,077   1,253,139     138,648          N/A         N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
---------------------------------------------------------------------------------------------------------------------------------
Absolute Return Currency and Income              9,416          38          38          N/A         N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
Disciplined International Equity                10,920         278         104          N/A         N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
Emerging Markets                               962,664     874,959      40,971          N/A         N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Bond                           18,917       2,217         212          N/A         N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
European Equity                                199,348     305,006      14,257          N/A         N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
Global Bond                                    762,624     850,871      35,610          N/A         N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
Global Equity                                1,369,019   1,166,873      41,196          N/A         N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
Global Technology                              300,030     449,937      32,281          N/A         N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
International Aggressive Growth                650,601     659,823      40,332          N/A         N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
International Equity                           242,885     263,442      16,516          N/A         N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
International Opportunity                    1,104,799     844,548      31,174          N/A         N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
International Select Value                   3,237,723   3,631,768     217,884          N/A         N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
International Small Cap                        177,484     183,656       9,465          N/A         N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
---------------------------------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt                        222,998     129,780      48,379          N/A         N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                               3,114,493   2,748,569     109,599          N/A         N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond                              1,878,827     432,834      62,203          N/A         N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt High Income                       8,005,917   1,573,435     199,250          N/A         N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
---------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market                        116,536         N/A         N/A          N/A         N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------

(a)   The fund changed its fiscal year end in 2006 from June 30 to Aug. 31.
      The information shown is for the period from July 1, 2005 through Aug.
      31, 2006.



Statement of Additional Information - March 30, 2007                  Page 158

CUSTODIAN AGREEMENT

Custody information varies depending on the fund's investment category. You can find your fund's investment category in Table 1.

FOR BALANCED, EQUITY, FUNDS-OF-FUNDS, TAXABLE MONEY MARKET AND TAXABLE FIXED INCOME FUNDS OTHER THAN DIVERSIFIED BOND AND HIGH YIELD BOND: The fund's securities and cash are held by Ameriprise Trust Company, 200 Ameriprise Financial Center, Minneapolis, MN 55474, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

FOR STATE TAX-EXEMPT FIXED INCOME, TAX-EXEMPT FIXED INCOME AND TAX-EXEMPT MONEY MARKET FUNDS, AS WELL AS DIVERSIFIED BOND AND HIGH YIELD BOND: The fund's securities and cash are held by U.S. Bank National Association, 180 E. Fifth St., St. Paul, MN 55101-1631, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

FOR ALL FUNDS: The custodian may enter into a sub-custodian agreement with the Bank of New York, 90 Washington Street, New York, NY 10286. As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of Bank of New York or in other financial institutions as permitted by law and by the fund's sub-custodian agreement.

BOARD SERVICES CORPORATION AGREEMENT

The funds have an agreement with Board Services Corporation (Board Services) located at 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402. This agreement sets forth the terms of Board Services' responsibility to serve as an agent of the funds for purposes of administering the payment of compensation to each independent Board member, to provide office space for use by the funds and their boards, and to provide any other services to the boards or the independent members, as may be reasonably requested.

ORGANIZATIONAL INFORMATION

Each fund is an open-end management investment company. The fund's headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

SHARES

The shares of a fund represent an interest in that fund's assets only (and profits or losses), and, in the event of liquidation, each share of a fund would have the same rights to dividends and assets as every other share of that fund.

VOTING RIGHTS

As a shareholder in a fund, you have voting rights over the fund's management and fundamental policies. You are entitled to vote based on your total dollar interest in the fund. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law. All shares have cumulative voting rights with respect to the election of Board members. This means that you have as many votes as the dollar amount you own, including the fractional amount, multiplied by the number of members to be elected.

DIVIDEND RIGHTS

Dividends paid by a fund, if any, with respect to each applicable class of shares will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.



Statement of Additional Information - March 30, 2007                  Page 159

              TABLE 25. FUND HISTORY TABLE FOR RIVERSOURCE FUNDS*

------------------------------------------------------------------------------------------------------------------------------------
                                                                    DATE
                                                  DATE OF           BEGAN         FORM OF       STATE OF     FISCAL
                   FUND**                      ORGANIZATION      OPERATIONS    ORGANIZATION   ORGANIZATION  YEAR END  DIVERSIFIED***
------------------------------------------------------------------------------------------------------------------------------------
BOND SERIES, INC.(3)                       4/29/81, 6/13/86(1)                  Corporation       NV/MN     7/31
------------------------------------------------------------------------------------------------------------------------------------
 Core Bond Fund                                                     6/19/03                                                Yes
------------------------------------------------------------------------------------------------------------------------------------
 Floating Rate Fund                                                 2/16/06                                                Yes
------------------------------------------------------------------------------------------------------------------------------------
 Income Opportunities Fund                                          6/19/03                                                Yes
------------------------------------------------------------------------------------------------------------------------------------
 Inflation Protected Securities Fund                                 3/4/04                                                No
------------------------------------------------------------------------------------------------------------------------------------
 Limited Duration Bond Fund                                         6/19/03                                                Yes
------------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA TAX-EXEMPT TRUST                      4/7/86                       Business Trust(2)      MA      8/31
------------------------------------------------------------------------------------------------------------------------------------
 California Tax-Exempt Fund                                         8/18/86                                                No
------------------------------------------------------------------------------------------------------------------------------------

DIMENSIONS SERIES, INC.                     2/20/68, 6/13/86(1)                  Corporation       NV/MN     7/31

------------------------------------------------------------------------------------------------------------------------------------
 Disciplined Small and Mid Cap Equity Fund                          5/18/06                                                Yes
------------------------------------------------------------------------------------------------------------------------------------
 Disciplined Small Cap Value Fund                                   2/16/06                                                Yes
------------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED INCOME SERIES, INC.(3)          6/27/74, 6/31/86(1)                  Corporation       NV/MN     8/31
------------------------------------------------------------------------------------------------------------------------------------
 Diversified Bond Fund(4)                                           10/3/74                                                Yes
------------------------------------------------------------------------------------------------------------------------------------
EQUITY SERIES, INC.                         3/18/57, 6/13/86(1)                  Corporation       NV/MN     11/30
------------------------------------------------------------------------------------------------------------------------------------
 Mid Cap Growth Fund(5)                                              6/4/57                                                Yes
------------------------------------------------------------------------------------------------------------------------------------
GLOBAL SERIES, INC.                             10/28/88                         Corporation         MN      10/31
------------------------------------------------------------------------------------------------------------------------------------
 Absolute Return Currency and Income Fund                           6/15/06                                                No
------------------------------------------------------------------------------------------------------------------------------------
 Emerging Markets Bond Fund                                         2/16/06                                                No
------------------------------------------------------------------------------------------------------------------------------------
 Emerging Markets Fund(6)                                           11/13/96                                               Yes
------------------------------------------------------------------------------------------------------------------------------------
 Global Bond Fund                                                   3/20/89                                                No
------------------------------------------------------------------------------------------------------------------------------------
 Global Equity Fund(7),(6)                                          5/29/90                                                Yes
------------------------------------------------------------------------------------------------------------------------------------
 Global Technology Fund                                             11/13/96                                               Yes
------------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT INCOME SERIES, INC.                  3/12/85                          Corporation         MN      5/31
------------------------------------------------------------------------------------------------------------------------------------
 Short Duration U.S. Government Fund(4)                             8/19/85                                                Yes
------------------------------------------------------------------------------------------------------------------------------------
 U.S. Government Mortgage Fund                                      2/14/02                                                Yes
------------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD INCOME SERIES, INC.                  8/17/83                          Corporation         MN      5/31
------------------------------------------------------------------------------------------------------------------------------------
  High Yield Bond Fund(4)                                           12/8/83                                                Yes
------------------------------------------------------------------------------------------------------------------------------------
INCOME SERIES, INC.                         2/10/45; 6/13/86(1)                  Corporation       NV/MN     5/31
------------------------------------------------------------------------------------------------------------------------------------
 Income Builder Basic Income Fund                                   2/16/06                                                No
------------------------------------------------------------------------------------------------------------------------------------
 Income Builder Enhanced Income Fund                                2/16/06                                                No
------------------------------------------------------------------------------------------------------------------------------------
 Income Builder Moderate Income Fund                                2/16/06                                                No
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL MANAGERS SERIES, INC.(3)           5/9/01                          Corporation         MN      10/31
------------------------------------------------------------------------------------------------------------------------------------
 International Aggressive Growth Fund                               9/28/01                                                Yes
------------------------------------------------------------------------------------------------------------------------------------
 International Equity Fund(5)                                       10/3/02                                                Yes
------------------------------------------------------------------------------------------------------------------------------------
 International Select Value Fund                                    9/28/01                                                Yes
------------------------------------------------------------------------------------------------------------------------------------
 International Small Cap Fund                                       10/3/02                                                Yes
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL SERIES, INC.                      7/18/84                          Corporation         MN      10/31
------------------------------------------------------------------------------------------------------------------------------------
 Disciplined International Equity Fund                              5/18/06                                                Yes
------------------------------------------------------------------------------------------------------------------------------------
 European Equity Fund(6)                                            6/26/00                                                Yes
------------------------------------------------------------------------------------------------------------------------------------
 International Opportunity Fund(6), (5)                             11/15/84                                               Yes
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT SERIES, INC.                    1/18/40; 6/13/86(1)                   Corporation       NV/MN     9/30
------------------------------------------------------------------------------------------------------------------------------------
 Balanced Fund(5)                                                   4/16/40                                                Yes
------------------------------------------------------------------------------------------------------------------------------------
 Diversified Equity Income Fund                                     10/15/90                                               Yes
------------------------------------------------------------------------------------------------------------------------------------
 Mid Cap Value Fund                                                 2/14/02                                                Yes
------------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - March 30, 2007                  Page 160

------------------------------------------------------------------------------------------------------------------------------------
                                                                    DATE
                                                  DATE OF           BEGAN         FORM OF       STATE OF     FISCAL
                   FUND**                      ORGANIZATION      OPERATIONS    ORGANIZATION   ORGANIZATION  YEAR END  DIVERSIFIED***
------------------------------------------------------------------------------------------------------------------------------------
LARGE CAP SERIES, INC.(3)                  5/21/70, 6/13/86(1)                   Corporation      NV/MN     7/31
------------------------------------------------------------------------------------------------------------------------------------
   Disciplined Equity Fund(5)                                       4/24/03                                                Yes
------------------------------------------------------------------------------------------------------------------------------------
   Growth Fund                                                       3/1/72                                                Yes
------------------------------------------------------------------------------------------------------------------------------------
   Large Cap Equity Fund                                            3/28/02                                                Yes
------------------------------------------------------------------------------------------------------------------------------------
   Large Cap Value Fund                                             6/27/02                                                Yes
------------------------------------------------------------------------------------------------------------------------------------
MANAGERS SERIES, INC.(3)                         3/20/01                         Corporation       MN       5/31
------------------------------------------------------------------------------------------------------------------------------------
   Aggressive Growth Fund                                           4/24/03                                                Yes
------------------------------------------------------------------------------------------------------------------------------------
   Fundamental Growth Fund(5)                                       4/24/03                                                Yes
------------------------------------------------------------------------------------------------------------------------------------
   Fundamental Value Fund                                           6/18/01                                                Yes
------------------------------------------------------------------------------------------------------------------------------------
   Select Value Fund                                                 3/8/02                                                Yes
------------------------------------------------------------------------------------------------------------------------------------
   Small Cap Equity Fund(5)                                          3/8/02                                                Yes
------------------------------------------------------------------------------------------------------------------------------------
   Small Cap Value Fund                                             6/18/01                                                Yes
------------------------------------------------------------------------------------------------------------------------------------
   Value Fund                                                       6/18/01                                                Yes
------------------------------------------------------------------------------------------------------------------------------------
MARKET ADVANTAGE SERIES, INC.                    8/25/89                         Corporation       MN       1/31
------------------------------------------------------------------------------------------------------------------------------------
   Portfolio Builder Conservative Fund                               3/4/04                                                 No
------------------------------------------------------------------------------------------------------------------------------------
   Portfolio Builder Moderate
    Conservative Fund                                                3/4/04                                                 No
------------------------------------------------------------------------------------------------------------------------------------
   Portfolio Builder Moderate Fund                                   3/4/04                                                 No
------------------------------------------------------------------------------------------------------------------------------------
   Portfolio Builder Moderate
     Aggressive Fund                                                 3/4/04                                                 No
------------------------------------------------------------------------------------------------------------------------------------
   Portfolio Builder Aggressive Fund                                 3/4/04                                                 No
------------------------------------------------------------------------------------------------------------------------------------
   Portfolio Builder Total Equity Fund                               3/4/04                                                 No
------------------------------------------------------------------------------------------------------------------------------------
   S&P 500 Index Fund                                               10/25/99                                               Yes
------------------------------------------------------------------------------------------------------------------------------------
   Small Company Index Fund                                         8/19/96                                                Yes
------------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET SERIES, INC.                  8/22/75; 6/13/86(1)                   Corporation      NV/MN     7/31
------------------------------------------------------------------------------------------------------------------------------------
   Cash Management Fund                                             10/6/75                                                Yes
------------------------------------------------------------------------------------------------------------------------------------
RETIREMENT SERIES TRUST                          1/27/06                      Business Trust(2)    MA       4/30
------------------------------------------------------------------------------------------------------------------------------------
   Retirement Plus 2010 Fund                                        5/18/06                                                 No
------------------------------------------------------------------------------------------------------------------------------------
   Retirement Plus 2015 Fund                                        5/18/06                                                 No
------------------------------------------------------------------------------------------------------------------------------------
   Retirement Plus 2020 Fund                                        5/18/06                                                 No
------------------------------------------------------------------------------------------------------------------------------------
   Retirement Plus 2025 Fund                                        5/18/06                                                 No
------------------------------------------------------------------------------------------------------------------------------------
   Retirement Plus 2030 Fund                                        5/18/06                                                 No
------------------------------------------------------------------------------------------------------------------------------------
   Retirement Plus 2035 Fund                                        5/18/06                                                 No
------------------------------------------------------------------------------------------------------------------------------------
   Retirement Plus 2040 Fund                                        5/18/06                                                 No
------------------------------------------------------------------------------------------------------------------------------------
   Retirement Plus 2045 Fund                                        5/18/06                                                 No
------------------------------------------------------------------------------------------------------------------------------------
SECTOR SERIES, INC.                              3/25/88                         Corporation       MN       6/30
------------------------------------------------------------------------------------------------------------------------------------
   Dividend Opportunity Fund(8)                                      8/1/88                                                Yes
------------------------------------------------------------------------------------------------------------------------------------
   Real Estate Fund                                                  3/4/04                                                 No
------------------------------------------------------------------------------------------------------------------------------------
SELECTED SERIES, INC.                            10/5/84                         Corporation       MN       3/31
------------------------------------------------------------------------------------------------------------------------------------
   Precious Metals and Mining Fund(9)                               4/22/86                                                 No
------------------------------------------------------------------------------------------------------------------------------------
SPECIAL TAX-EXEMPT SERIES TRUST                  4/7/86                       Business Trust(2)    MA       8/31
------------------------------------------------------------------------------------------------------------------------------------
   Massachusetts Tax-Exempt Fund                                     7/2/87                                                 No
------------------------------------------------------------------------------------------------------------------------------------
   Michigan Tax-Exempt Fund                                          7/2/87                                                 No
------------------------------------------------------------------------------------------------------------------------------------
   Minnesota Tax-Exempt Fund                                        8/18/86                                                Yes
------------------------------------------------------------------------------------------------------------------------------------
   New York Tax-Exempt Fund                                         8/18/86                                                 No
------------------------------------------------------------------------------------------------------------------------------------
   Ohio Tax-Exempt Fund                                              7/2/87                                                 No
------------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - March 30, 2007                  Page 161

------------------------------------------------------------------------------------------------------------------------------------
                                                                    DATE
                                                  DATE OF           BEGAN         FORM OF       STATE OF     FISCAL
                   FUND**                      ORGANIZATION      OPERATIONS    ORGANIZATION   ORGANIZATION  YEAR END  DIVERSIFIED***
------------------------------------------------------------------------------------------------------------------------------------
STRATEGIC ALLOCATION SERIES, INC.(3)              10/9/84                     Corporation          MN         9/30
------------------------------------------------------------------------------------------------------------------------------------
   Strategic Allocation Fund(5)                                     1/23/85                                                Yes
------------------------------------------------------------------------------------------------------------------------------------
STRATEGY SERIES, INC.                             1/24/84                     Corporation          MN         3/31
------------------------------------------------------------------------------------------------------------------------------------
   Equity Value Fund                                                5/14/84                                                Yes
------------------------------------------------------------------------------------------------------------------------------------
   Small Cap Growth Fund                                            1/24/01                                                Yes
------------------------------------------------------------------------------------------------------------------------------------
   Small Cap Advantage Fund                                         5/4/99                                                 Yes
------------------------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT INCOME SERIES, INC.(3)          12/21/78; 6/13/86(1)               Corporation         NV/MN       11/30
------------------------------------------------------------------------------------------------------------------------------------
   Tax-Exempt High Income Fund(5)                                   5/7/79                                                 Yes
------------------------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT MONEY MARKET SERIES, INC.(3)     2/29/80, 6/13/86(1)               Corporation         NV/MN       12/31
------------------------------------------------------------------------------------------------------------------------------------
   Tax-Exempt Money Market Fund(5)                                  8/5/80                                                 Yes
------------------------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT SERIES, INC.                     9/30/76, 6/13/86(1)               Corporation         NV/MN       11/30
------------------------------------------------------------------------------------------------------------------------------------
   Intermediate Tax-Exempt Fund                                     1/13/96                                                Yes
------------------------------------------------------------------------------------------------------------------------------------
   Tax-Exempt Bond Fund                                             11/24/76                                               Yes
------------------------------------------------------------------------------------------------------------------------------------

*     The RiverSource Variable Portfolio funds are not included in this table.
      Please see the Variable Portfolio funds' SAI for fund history.

**    Effective Oct. 1, 2005 American Express Funds changed its name to
      RiverSource funds and the names Threadneedle and Partners were removed from fund names.

*** If a non-diversified fund is managed as if it were a diversified fund for a period of three years, its status under the 1940 Act will convert automatically from non-diversified to diversified. A diversified fund may convert to non-diversified status only with approval of shareholders.

(1)   Date merged into a Minnesota corporation incorporated on April 7, 1986.

(2) Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the trust itself is unable to meet its obligations.

(3)   Effective April 21, 2006, AXP Discovery Series, Inc. changed its name to
      RiverSource Bond Series, Inc.; AXP Fixed Income Series, Inc. changed its name to RiverSource Diversified Income Series, Inc.; AXP Growth Series,
      Inc. changed its name to RiverSource Large Cap Series, Inc.; AXP High
      Yield Tax-Exempt Series, Inc. changed its name to RiverSource Tax-Exempt
      Income Series, Inc.; AXP Managed Series, Inc. changed its name to
      RiverSource Strategic Allocation Series, Inc.; AXP Partners
      International Series, Inc. changed its name to RiverSource International
      Managers Series, Inc.; AXP Partners Series, Inc. changed its name to
      RiverSource Managers Series, Inc.; AXP Tax-Free Money Series, Inc.
      changed its name to RiverSource Tax-Exempt Money Market Series, Inc.;
      and for all other corporations and business trusts, AXP was replaced with RiverSource in the registrant name.

(4)   Effective June 27, 2003, Bond Fund changed its name to Diversified Bond
      Fund, Federal Income Fund changed its name to Short Duration U.S.
      Government Fund and Extra Income Fund changed its name to High Yield
      Bond Fund.

(5)   Effective Oct. 1, 2005, Equity Select Fund changed its name to Mid Cap
      Growth Fund, High Yield Tax-Exempt Fund changed its name to Tax-Exempt
      High Income Fund, Managed Allocation Fund changed its name to Strategic
      Allocation Fund, Mutual changed its name to Balanced Fund, Partners
      Growth Fund changed its name to Fundamental Growth Fund, Partners
      International Core Fund changed its name to International Equity Fund,
      Partners Small Cap Core Fund changed its name to Small Cap Equity Fund,
      Quantitative Large Cap Equity Fund changed its name to Disciplined
      Equity Fund, Tax-Free Money Fund changed its name to Tax-Exempt Money
      Market Fund, and Threadneedle International Fund changed its name to International Opportunity Fund.

(6)   Effective July 9, 2004, Emerging Markets Fund changed its name to
      Threadneedle Emerging Markets Fund, European Equity Fund changed its name to Threadneedle European Equity Fund, Global Equity Fund changed its name to Threadneedle Global Equity Fund, and International Fund changed its name to Threadneedle International Fund.

(7)   Effective Oct. 20, 2003, Global Growth Fund changed its name to Global
      Equity Fund.

(8)   Effective Feb. 18, 2004, Utilities Fund changed its name to Dividend
      Opportunity Fund.

(9)   Effective Nov. 1, 2006, Precious Metals Fund changed its name to
      Precious Metals and Mining Fund.



Statement of Additional Information - March 30, 2007                  Page 162

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees a fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of each fund's Board members. Each member oversees 100 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

                            TABLE 26. BOARD MEMBERS

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                        POSITION HELD WITH
 NAME, ADDRESS, AGE     FUNDS AND LENGTH OF      PRINCIPAL OCCUPATION
                              SERVICE           DURING PAST FIVE YEARS        OTHER DIRECTORSHIPS          COMMITTEE MEMBERSHIPS
------------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz          Board member        Chief Justice, Minnesota                                  Compliance, Investment Review,
901 S. Marquette Ave.   since 2006          Supreme Court, 1998-2005                                  Joint Audit
Minneapolis, MN 55402
Age 52
------------------------------------------------------------------------------------------------------------------------------------
Arne H. Carlson         Board member since  Chair, RiverSource Funds,                                 Board Governance, Contracts,
901 S. Marquette Ave.   1999                1999-2006; former Governor of                             Executive, Investment Review
Minneapolis, MN 55402                       Minnesota
Age 72
------------------------------------------------------------------------------------------------------------------------------------
Patricia M. Flynn       Board member        Trustee Professor of                                      Board Governance, Compliance,
901 S. Marquette Ave.   since 2004          Economics and Management,                                 Contracts,  Investment Review
Minneapolis, MN 55402                       Bentley College; former Dean,
Age 56                                      McCallum Graduate School of
                                            Business, Bentley College
------------------------------------------------------------------------------------------------------------------------------------
Anne P. Jones           Board member        Attorney and Consultant                                   Board Governance, Executive,
901 S. Marquette Ave.   since 1985                                                                    Investment Review, Joint Audit
Minneapolis, MN 55402
Age 72
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey Laikind         Board member        Former Managing Director,     American Progressive        Board Governance, Investment
901 S. Marquette Ave.   since 2005          Shikiar Asset Management      Insurance                   Review, Joint Audit
Minneapolis, MN 55402
Age 71
------------------------------------------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.   Board member        President Emeritus and        Valmont Industries, Inc.    Board Governance, Compliance,
901 S. Marquette Ave.   since 2002 and      Professor of Economics,       (manufactures irrigation    Contracts, Executive,
Minneapolis, MN 55402   Chair of the Board  Carleton College              systems)                    Investment Review
Age 68                  since 2007
------------------------------------------------------------------------------------------------------------------------------------
Catherine James Paglia  Board member        Director, Enterprise Asset    Strategic Distribution,     Compliance, Contracts,
901 S. Marquette Ave.   since 2004          Management, Inc. (private     Inc. (transportation,       Executive, Investment Review
Minneapolis, MN 55402                       real estate and asset         distribution and logistics
Age 54                                      management company)           consultants)


------------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby    Board member        Chief Executive Officer,      Hybridon, Inc.              Contracts, Executive,
901 S. Marquette Ave.   since 2002          RiboNovix, Inc. since 2003    (biotechnology); American   Investment Review
Minneapolis, MN 55402                       (biotechnology); former       Healthways, Inc. (health
Age 62                                      President, Forester Biotech   management programs)
------------------------------------------------------------------------------------------------------------------------------------






Statement of Additional Information - March 30, 2007                  Page 163

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

---------------------------------------------------------------------------------------------------------------------------------
                                    POSITION HELD
                                      WITH FUNDS
                                      AND LENGTH                                                        OTHER         COMMITTEE
   NAME, ADDRESS, AGE                 OF SERVICE     PRINCIPAL OCCUPATION DURING PAST FIVE YEARS    DIRECTORSHIPS    MEMBERSHIPS
---------------------------------------------------------------------------------------------------------------------------------
William F. Truscott                Board member     President - U.S. Asset Management and Chief                    Investment
53600 Ameriprise Financial Center  since 2001,      Investment Officer, Ameriprise Financial,                      Review
Minneapolis, MN 55474              Vice President   Inc. and President, Chairman of the Board and
Age 46                             since 2002       Chief Investment Officer, RiverSource
                                                    Investments, LLC since 2005; President,
                                                    Ameriprise Certificate Company since 2006;
                                                    Senior Vice President - Chief Investment
                                                    Officer, Ameriprise Financial, Inc. and
                                                    Chairman of the Board and Chief Investment
                                                    Officer, RiverSource Investments, LLC,
                                                    2001-2005
---------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the fund's other officers are:

                            TABLE 27. FUND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                      POSITION HELD WITH FUNDS                        PRINCIPAL OCCUPATION
       NAME, ADDRESS, AGE              AND LENGTH OF SERVICE                         DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Patrick T. Bannigan                  President since 2006         Senior Vice President - Asset Management, RiverSource
172 Ameriprise Financial Center                                   Investments, LLC since 2006; Managing Director and Global Head
Minneapolis, MN  55474                                            of Product, Morgan Stanley Investment Management, 2004-2006;
Age 41                                                            President, Touchstone Investments, 2002-2004; Director of
                                                                  Strategic Planning, Evergreen Investments, 1995-2002
------------------------------------------------------------------------------------------------------------------------------------
Michelle M. Keeley                   Vice President since 2004    Executive Vice President - Equity and Fixed Income, Ameriprise
172 Ameriprise Financial Center                                   Financial, Inc. and RiverSource Investments, LLC since 2006;
Minneapolis, MN 55474                                             Vice President - Investments, Ameriprise Certificate Company
Age 42                                                            since 2003; Senior Vice President - Fixed Income, Ameriprise
                                                                  Financial, Inc., 2002-2006 and RiverSource Investments, LLC,
                                                                  2004-2006; Managing Director, Zurich Global Assets, 2001-2002

------------------------------------------------------------------------------------------------------------------------------------
Amy K. Johnson                       Vice President since 2006    Vice President - Asset Management and Trust Company Services,
5228 Ameriprise Financial Center                                  RiverSource Investments, LLC since 2006; Vice President -
Minneapolis, MN 55474                                             Operations and Compliance, RiverSource Investments, LLC,
Age 41                                                            2004-2006; Director of Product Development - Mutual Funds,
                                                                  Ameriprise Financial, Inc., 2001-2004
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey P. Fox                       Treasurer since 2002         Vice President - Investment Accounting, Ameriprise Financial, Inc.
105 Ameriprise Financial Center                                   since 2002; Vice President - Finance, American Express Company,
Minneapolis, MN 55474                                             2000-2002
Age 51
------------------------------------------------------------------------------------------------------------------------------------
Scott R. Plummer                     Vice President, General      Vice President and Chief Counsel - Asset Management, Ameriprise
5228 Ameriprise Financial Center     Counsel and Secretary        Financial, Inc. since 2005; Vice President, General Counsel and
Minneapolis, MN  55474               since 2006                   Secretary, Ameriprise Certificate Company since 2005; Vice
Age 47                                                            President - Asset Management Compliance, Ameriprise Financial,
                                                                  Inc., 2004-2005; Senior Vice President and Chief Compliance
                                                                  Officer, U.S. Bancorp Asset Management, 2002-2004; Second Vice
                                                                  President and Assistant General Counsel, Hartford Life, 2001-2002
------------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - March 30, 2007                  Page 164

---------------------------------------------------------------------------------------------------------------------------------
                                      POSITION HELD WITH FUNDS                        PRINCIPAL OCCUPATION
       NAME, ADDRESS, AGE              AND LENGTH OF SERVICE                         DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------------
Jennifer D. Lammers                  Chief Compliance Officer      U.S. Asset Management Chief Compliance Officer, RiverSource
172 Ameriprise Financial Center      since 2006                    Investments, LLC since 2006; Director - Mutual Funds, Voyageur
Minneapolis, MN 55474                                              Asset Management, 2003-2006; Director of Finance, Voyageur
Age 46                                                             Asset Management, 2000-2003
---------------------------------------------------------------------------------------------------------------------------------
Neysa M. Alecu                       Money Laundering Prevention   Compliance Director and Anti-Money Laundering Officer,
2934 Ameriprise Financial Center     Officer since 2004            Ameriprise Financial, Inc. since 2004; Manager Anti-Money
Minneapolis, MN 55474                                              Laundering, Ameriprise Financial, Inc., 2003-2004; Compliance
Age 43                                                             Director and Bank Secrecy Act Officer, American Express
                                                                   Centurion Bank, 2000-2003
---------------------------------------------------------------------------------------------------------------------------------

RESPONSIBILITIES OF BOARD WITH RESPECT TO FUND MANAGEMENT

The Board initially approves an Investment Management Services Agreement and other contracts with the investment manager and its affiliates, and other service providers. Once the contracts are approved, the Board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. In addition, the Board oversees that processes are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest. Annually, the Board evaluates the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and the investment manager's profitability in order to determine whether to continue existing contracts or negotiate new contracts.

SEVERAL COMMITTEES FACILITATE ITS WORK

BOARD GOVERNANCE COMMITTEE -- Recommends to the Board the size, structure and composition of the Board and its committees; the compensation to be paid to members of the Board; and a process for evaluating the Board's performance. The committee also reviews candidates for Board membership including candidates recommended by shareholders. To be considered, recommendations must include a curriculum vitae and be mailed to the Chairman of the Board, RiverSource Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. The committee also makes recommendations to the Board regarding responsibilities and duties of the Board, oversees proxy voting and supports the work of the Board Chair in relation to furthering the interests of the Funds and their shareholders on external matters.

COMPLIANCE COMMITTEE - Supports the Funds' maintenance of a strong compliance program by providing a forum for independent Board members to consider compliance matters impacting the Funds or their key service providers; developing and implementing, in coordination with the Funds' Chief Compliance Officer (CCO), a process for the review and consideration of compliance reports that are provided to the Boards; and providing a designated forum for the Funds' CCO to meet with independent Board members on a regular basis to discuss compliance matters.

CONTRACTS COMMITTEE -- Reviews and oversees the contractual relationships with service providers. Receives and analyzes reports covering the level and quality of services provided under contracts with the fund and advises the Board regarding actions taken on these contracts during the annual review process.

EXECUTIVE COMMITTEE -- Acts for the Board between meetings of the Board.

INVESTMENT REVIEW COMMITTEE -- Reviews and oversees the management of the Funds' assets. Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board.

JOINT AUDIT COMMITTEE -- Oversees the accounting and financial reporting processes of the Funds and internal controls over financial reporting. Oversees the quality and integrity of the Funds' financial statements and independent audits as well as the Funds' compliance with legal and regulatory requirements relating to the Funds' accounting and financial reporting, internal controls over financial reporting and independent audits. The committee also makes recommendations regarding the selection of the Funds' independent auditor and reviews and evaluates the qualifications, independence and performance of the auditor.



Statement of Additional Information - March 30, 2007                  Page 165

This table shows the number of times the committees met during each fund's most recent fiscal period. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                         TABLE 28. COMMITTEE MEETINGS

------------------------------------------------------------------------------------------------------------------------
                                                       BOARD                                        INVESTMENT   JOINT
                                                    GOVERNANCE   COMPLIANCE  CONTRACTS   EXECUTIVE    REVIEW     AUDIT
               FISCAL PERIOD                         COMMITTEE   COMMITTEE*  COMMITTEE   COMMITTEE  COMMITTEE  COMMITTEE
------------------------------------------------------------------------------------------------------------------------

For funds with fiscal period ending January 31           5           1           6           1          5          6

------------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending March 31             3          N/A          6           0          4          3
------------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending May 31               3          N/A          6           0          4          3
------------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending June 30              3          N/A          5           0          4          3
------------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending July 31              4          N/A          6           1          5          4
------------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending August 31            4          N/A          6           1          5          4
------------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending September 30         2          N/A          6           0          4          5
------------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending October 31           2          N/A          6           0          4          5
------------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending November 30          5          N/A          6           0          5          6
------------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending December 31          5          N/A          6           1          5          6
------------------------------------------------------------------------------------------------------------------------

*     Committee established December 2006.


BOARD MEMBER HOLDINGS

The following tables show the Board members' ownership of the funds.

ALL FUNDS. This table shows the dollar range of equity securities beneficially owned on Dec. 31, 2006 of all funds overseen by the Board members.

                  TABLE 29. BOARD MEMBER HOLDINGS - ALL FUNDS

Based on net asset values as of Dec. 31, 2006

---------------------------------------------------------------------------------------
                                         AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES OF
           BOARD MEMBER                        ALL FUNDS OVERSEEN BY BOARD MEMBER
---------------------------------------------------------------------------------------
Kathleen Blatz                                          Over $100,000
---------------------------------------------------------------------------------------
Arne H. Carlson                                         Over $100,000
---------------------------------------------------------------------------------------
Patricia M. Flynn                                       Over $100,000*
---------------------------------------------------------------------------------------
Anne P. Jones                                           Over $100,000
---------------------------------------------------------------------------------------
Jeffrey Laikind                                         $50,001 - $100,000
---------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.                                   Over $100,000*
---------------------------------------------------------------------------------------
Catherine James Paglia                                  Over $100,000*
---------------------------------------------------------------------------------------
Alison Taunton-Rigby                                    Over $100,000
---------------------------------------------------------------------------------------
William F. Truscott                                     Over $100,000
---------------------------------------------------------------------------------------

*     Includes deferred compensation invested in share equivalents.



Statement of Additional Information - March 30, 2007                  Page 166

HOLDINGS IN EACH INDIVIDUAL FUND. This table shows the dollar range of equity securities beneficially owned on Dec. 31, 2006 of each fund.

              TABLE 30. BOARD MEMBER HOLDINGS - INDIVIDUAL FUNDS

Based on net asset values as of Dec. 31, 2006

-----------------------------------------------------------------------------------------------------------------------------------
                                                         DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
              FUND            -----------------------------------------------------------------------------------------------------
                                                                                                              TAUNTON-
                              BLATZ        CARLSON     FLYNN   JONES       LAIKIND     LEWIS      PAGLIA      RIGBY      TRUSCOTT
-----------------------------------------------------------------------------------------------------------------------------------
Absolute Return               None         None        None    None        None         None       None       None       None
Currency and Income
-----------------------------------------------------------------------------------------------------------------------------------
Aggressive Growth             None         None        None    None        None         None       None       None       None
-----------------------------------------------------------------------------------------------------------------------------------
Balanced                      None         None        None    None        None         None       None       None       $50,001
                                                                                                                         -$100,000
-----------------------------------------------------------------------------------------------------------------------------------
California Tax-Exempt         None         None        None    None        None         None       None       None       None
-----------------------------------------------------------------------------------------------------------------------------------
Cash Management               None         $1 -        None    None        None         *          None       None       Over
                                           $10,000                                                                       $100,000
-----------------------------------------------------------------------------------------------------------------------------------
Core Bond                     None         None        None    None        None         None       None       None       None
-----------------------------------------------------------------------------------------------------------------------------------
Disciplined Equity            None         $10,001 -   None    $50,001 -   $10,001 -    None       *          None       $50,001 -
                                           $50,000             $100,000    $50,000                                       $100,000
-----------------------------------------------------------------------------------------------------------------------------------
Disciplined International     None         None        None    None        None         None       None       None       $50,001 -
Equity                                                                                                                   $100,000
-----------------------------------------------------------------------------------------------------------------------------------
Disciplined Small and         None         None        None    None        None         None       None       None       None
Mid Cap Equity
-----------------------------------------------------------------------------------------------------------------------------------
Disciplined Small             None         None        None    None        None         None       None       None       None
Cap Value
-----------------------------------------------------------------------------------------------------------------------------------
Diversified Bond              None         None        None    $10,001     None         None       None       None       None
                                                               -$50,000
-----------------------------------------------------------------------------------------------------------------------------------
Diversified Equity Income     None         $10,001 -   None    $50,001     None         $10,001 -  $10,001 -  $10,001 -  None
                                           $50,000             -$100,000                $50,000*   $50,000    $50,000
-----------------------------------------------------------------------------------------------------------------------------------
Dividend Opportunity          None         $10,001 -   None    None        None         None       None       None       Over
                                           $50,000                                                                       $100,000
-----------------------------------------------------------------------------------------------------------------------------------
Emerging Markets              None         None        None    None        None         *          None       $10,001 -  $50,001
                                                                                                              $50,000    -$100,000
-----------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Bond         None         None        None    None        None         None       None       None       None
-----------------------------------------------------------------------------------------------------------------------------------
Equity Value                  $10,001 -    None        None    None        None         None       None       $10,001 -  None
                              $50,000                                                                         $50,000
-----------------------------------------------------------------------------------------------------------------------------------
European Equity               None         None        None    None        None         None       None       None       None
-----------------------------------------------------------------------------------------------------------------------------------
Floating Rate                 None         None        None    None        None         None       None       None       Over
                                                                                                                         $100,000
-----------------------------------------------------------------------------------------------------------------------------------
Fundamental Growth            None         None        None    None        None         None       None       None       None
-----------------------------------------------------------------------------------------------------------------------------------
Fundamental Value             None         $10,001 -   None    None        None         None       None       None       None
                                           $50,000
-----------------------------------------------------------------------------------------------------------------------------------
Global Bond                   None         None        None    Over        None         None       None       None       None
                                                               $100,000
-----------------------------------------------------------------------------------------------------------------------------------
Global Equity                 $10,001 -    $10,001 -   None    $50,001     None         None       None       $10,001 -  Over
                              $50,000      $50,000             -$100,000                                      $50,000    $100,000
-----------------------------------------------------------------------------------------------------------------------------------
Global Technology             None         $10,001 -   None    None        None         None       None       None       $10,001
                                           $50,000                                                                       -$50,000
-----------------------------------------------------------------------------------------------------------------------------------
Growth                        None         None        *       $50,001 -   $50,001 -    None       $10,001 -  $10,001    $50,001
                                                               $100,000    $100,000                $50,000    -$50,000   -$100,000
-----------------------------------------------------------------------------------------------------------------------------------
High Yield Bond               None         None        None    Over        None         None       None       None       $50,001
                                                               $100,000                                                  -$100,000
-----------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - March 30, 2007                  Page 167

------------------------------------------------------------------------------------------------------------------------------------
                                                           DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
              FUND            ------------------------------------------------------------------------------------------------------
                                                                                                            TAUNTON-
                              BLATZ  CARLSON     FLYNN       JONES       LAIKIND    LEWIS       PAGLIA      RIGBY      TRUSCOTT
------------------------------------------------------------------------------------------------------------------------------------
Income Builder                None   None        None        None        None       None        None        None        None
Basic Income
------------------------------------------------------------------------------------------------------------------------------------
Income Builder                None   None        None        None        None       None        None        Over        Over
Enhanced Income                                                                                             $100,000    $100,000
------------------------------------------------------------------------------------------------------------------------------------
Income Builder                None   None        None        None        None       None        None        None        None
Moderate Income
------------------------------------------------------------------------------------------------------------------------------------
Income Opportunities          None   None        None        None        None       None        None        None        $10,001
                                                                                                                        -$50,000
------------------------------------------------------------------------------------------------------------------------------------
Inflation Protected           None   None        None        None        None       None        None        None        None
Securities
------------------------------------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt       None   None        None        None        None       None        None        None        $50,001
                                                                                                                        -$100,000
------------------------------------------------------------------------------------------------------------------------------------
International                 None   None        None        None        None       None        None        $10,001     None
Aggressive Growth                                                                                           -$50,000
------------------------------------------------------------------------------------------------------------------------------------
International Equity          None   $10,001 -   None        None        None       None        None        None        None
                                     $50,000
------------------------------------------------------------------------------------------------------------------------------------
International Opportunity     None   None        None        None        None       *           None        None        Over
                                                                                                                        $100,000
------------------------------------------------------------------------------------------------------------------------------------
International Select Value    None   $10,001 -   None        None        None       None        None        $10,001 -   None
                                     $50,000                                                                $50,000
------------------------------------------------------------------------------------------------------------------------------------
International Small Cap       None   None        None        None        None       None        None        None        None
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Equity              None   None        None        None        None       None        None        None        Over
                                                                                                                        $100,000
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Value               None   None        None        None        None       None        None        None        $50,001
                                                                                                                        -$100,000
------------------------------------------------------------------------------------------------------------------------------------
Limited Duration Bond         None   None        None        None        None       None        None        None        None
------------------------------------------------------------------------------------------------------------------------------------
Massachusetts                 None   None        None        None        None       None        None        None        Over
Tax-Exempt                                                                                                              $100,000
------------------------------------------------------------------------------------------------------------------------------------
Michigan Tax-Exempt           None   None        None        None        None       None        None        None        None
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                None   None        None        None        None       $10,001     None        None        $50,001
                                                                                    -$50,000                            -$100,000
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value                 None   None        None        None        None       None        None        $10,001     $10,001 -
                                                                                                            -$50,000    $50,000
------------------------------------------------------------------------------------------------------------------------------------
Minnesota Tax-Exempt          None   None        None        None        None       None        None        None        None
------------------------------------------------------------------------------------------------------------------------------------
New York Tax-Exempt           None   None        None        None        None       None        None        None        None
------------------------------------------------------------------------------------------------------------------------------------
Ohio Tax-Exempt               None   None        None        None        None       None        None        None        None
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Aggressive  None   None        None        None        None       None        None        None        None
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder             None   None        None        None        None       None        None        None        None
Conservative
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate    None   None        None        None        None       None        None        None        None
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder             None   None        None        None        None       None        None        None        Over
Moderate Aggressive                                                                                                     $100,000
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder             None   None        None        None        None       None        None        None        None
Moderate Conservative
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder             None   None        None        None        None       *           None        None        None
Total Equity
------------------------------------------------------------------------------------------------------------------------------------
Precious Metals and Mining    None   None        None        None        None       None        None        None        None
------------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - March 30, 2007                  Page 168

------------------------------------------------------------------------------------------------------------------------------------
                                                        DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
              FUND         ---------------------------------------------------------------------------------------------------------
                                                                                                              TAUNTON-
                           BLATZ       CARLSON     FLYNN       JONES       LAIKIND    LEWIS       PAGLIA      RIGBY      TRUSCOTT
------------------------------------------------------------------------------------------------------------------------------------
Real Estate                None        None        None        None        None       None        None        None        $50,001 -
                                                                                                                          $100,000
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2010       None        None        None        None        None       None        None        None        None
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2015       None        None        None        None        None       None        None        None        None
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2020       None        None        None        None        None       None        None        None        None
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2025       None        None        None        None        None       None        None        None        None
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2030       None        None        None        None        None       None        None        None        None
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2035       None        None        None        None        None       None        None        None        $50,001 -
                                                                                                                          $100,000
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2040       None        None        None        None        None       None        None        None        None
------------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2045       None        None        None        None        None       None        None        None        None
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index              None        None        None        None        None       None        None        None        None
------------------------------------------------------------------------------------------------------------------------------------
Select Value               None        None        None        None        None       None        None        None        None
------------------------------------------------------------------------------------------------------------------------------------
Short Duration             None        None        None        Over        None       None        None        None        None
U.S. Government                                                $100,000
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Advantage        None        None        None        None        None       None        *           None        $10,001 -
                                                                                                                          $50,000
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Equity           None        None        None        None        None       None        None        None        Over
                                                                                                                          $100,000
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth           None        None        None        None        None       None        None        None        None
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value            None        None        None        None        None       None        None        None        $10,001 -
                                                                                                                          $50,000
------------------------------------------------------------------------------------------------------------------------------------
Small Company Index        None        None        None        Over        None       None        None        None        None
                                                               $100,000
------------------------------------------------------------------------------------------------------------------------------------
Strategic Allocation       Over        $50,001 -   $10,001     $10,001 -   None       $10,001 -   $50,001 -   $10,001     Over
                           $100,000    $100,000    -$50,000*   $50,000                $50,000     $100,000    -$50,000    $100,000
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond            None        None        None        None        None       None        None        None        None
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt High Income     None        None        None        None        None       None        None        None        $50,001
                                                                                                                          -$100,000
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt                 None        None        None        None        None       None        None        None        None
Money Market
------------------------------------------------------------------------------------------------------------------------------------
U.S. Government Mortgage   None        None        None        None        None       None        None        None        None
------------------------------------------------------------------------------------------------------------------------------------
Value                      None        None        None        None        None       None        None        None        None
------------------------------------------------------------------------------------------------------------------------------------

*  Deferred compensation invested in share equivalents:

    A. Flynn  Growth...............................$50,001-$100,000
              Strategic Allocation.................$50,001-$100,000
    B. Lewis  Cash Management......................$50,001-$100,000
              Diversified Equity Income...............Over $100,000
              Emerging Markets......................$10,001-$50,000
              International Opportunity.............$10,001-$50,000
              Portfolio Builder Total Equity........$10,001-$50,000
   C. Paglia  Disciplined Equity...................$50,001-$100,000
              Small Cap Advantage..................$50,001-$100,000

As of 30 days prior to the date of this SAI, the Board members and officers as a group owned less than 1% of the outstanding shares of any class of any fund.



Statement of Additional Information - March 30, 2007                  Page 169

COMPENSATION OF BOARD MEMBERS


TOTAL COMPENSATION. The following table shows the total compensation paid to independent Board members from all the RiverSource funds in the fiscal period ended Jan. 31, 2007.


               TABLE 31A. BOARD MEMBER COMPENSATION - ALL FUNDS

-------------------------------------------------------------------------------------------------------------
                                                                            TOTAL CASH COMPENSATION FROM
            BOARD MEMBER(a)                   PENSION OR RETIREMENT               RIVERSOURCE FUNDS
                                          BENEFITS PAID TO BOARD MEMBER         PAID TO BOARD MEMBER
-------------------------------------------------------------------------------------------------------------

Kathleen Blatz                                         N/A                            $126,250
-------------------------------------------------------------------------------------------------------------
Arne H. Carlson(b)                                 $30,250(b)                          344,833
-------------------------------------------------------------------------------------------------------------
Patricia M. Flynn                                      N/A                           126,800(c)
-------------------------------------------------------------------------------------------------------------
Anne P. Jones                                          N/A                             144,200
-------------------------------------------------------------------------------------------------------------
Jeffrey Laikind                                        N/A                             139,200
-------------------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.                                  N/A                           160,167(c)
-------------------------------------------------------------------------------------------------------------
Catherine James Paglia                                 N/A                           131,800(c)
-------------------------------------------------------------------------------------------------------------
Vikki L. Pryor(d)                                      N/A                             119,233
-------------------------------------------------------------------------------------------------------------
Alan K. Simpson(e)                                     N/A                             86,383
-------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby                                   N/A                             124,300
-------------------------------------------------------------------------------------------------------------


(a) Board member compensation is a combination of a base fee and meeting fees, with the exception of the Chair of the Boards, who receives a base annual compensation. Payment of compensation is facilitated by a company providing limited administrative services to the funds and to the Boards.


(b) Mr. Carlson served as Chair of the Boards through Dec. 31, 2006. The amount for Mr. Carlson includes base annual compensation for serving as Chair of the Boards through Dec. 31, 2006. Additionally, during the time he served as Chair of the Boards, from March 1, 1999 to Dec. 31, 2006,
      Mr. Carlson was provided health and certain other benefits, including participation in a Qualified Retirement Plan (QRP) and a Supplemental
      Retirement Plan (SRP). Under the QRP, subject to limits imposed by applicable law (the Dollar Limits), Mr. Carlson earned annually 15% of the non-deferred portion of his base annual compensation. The QRP payments were fully funded by the funds in the year that they were earned by Mr. Carlson. The above table reflects $30,250 paid pursuant to the QRP during the fiscal period. To the extent the 15% amount exceeded the Dollar Limits in any year, the excess was recorded for the benefit of Mr. Carlson under the SRP. These SRP amounts were accrued as liabilities of the funds. Table 31B shows the amount of the SRP accrual in each year for the benefit of Mr. Carlson. Total base annual compensation from the RiverSource funds paid to Mr. Carlson for the fiscal period ended Jan. 31, 2007 (not including retirement benefits) was $314,583.

(c) Ms. Flynn, Mr. Lewis and Ms. Paglia elected to defer a portion of the total cash compensation payable during the period in the amount of $61,483, $41,646 and $131,800, respectively. Amount deferred by fund is set forth in Table 32. Additional information regarding the deferred compensation plan is described below.

(d) Ms. Pryor ceased service as a member of the Boards, effective Jan. 11, 2007. (She had commenced serving on the Boards on Feb. 15, 2006.)


(e)   Mr. Simpson retired as a member of the Boards, effective Sept. 14, 2006.


     TABLE 31B. SUPPLEMENTAL BOARD MEMBER RETIREMENT BENEFITS - ALL FUNDS

      ---------------------------------------------------------------------------------------------------------------
               YEAR              1999       2000       2001       2002       2003       2004       2005       2006
      ---------------------------------------------------------------------------------------------------------------
      Arne H. Carlson *        $13,200      --       $3,750       --       $4,950     $18,000    $17,250    $15,750
      ---------------------------------------------------------------------------------------------------------------

      * Retirement benefit amounts in excess of the Dollar Limits were accrued annually for the benefit of Mr. Carlson in a SRP. This table shows the amount of such accruals. Because of his retirement as Chair, the SRP amounts are now payable to Mr. Carlson. In this regard, it is expected that the total accrued retirement benefits under the SRP, equal to approximately $82,000 (which includes earnings and interest on the contributed amounts set forth in the table), will be paid to Mr. Carlson in January 2008. SRP payments are funded by the funds. As of January 2007, neither the Chair nor any Board member earns retirement benefits.


Statement of Additional Information - March 30, 2007                  Page 170

The independent Board members determine the amount of compensation that they receive, including the amount paid to the Chair of the Board. In determining compensation for the independent Board members, the independent Board members take into account a variety of factors including, among other things, their collective significant work experience (e.g., in business and finance, government or academia). The independent Board members also recognize that these individuals' advice and counsel are in demand by other organizations, that these individuals may reject other opportunities because the time demands of their duties as independent Board members, and that they undertake significant legal responsibilities. The independent Board members also consider the compensation paid to independent board members of other mutual fund complexes of comparable size. In determining the compensation paid to the Chair, the independent Board members take into account, among other things, the Chair's significant additional responsibilities (e.g., setting the agenda for Board meetings, communicating or meeting regularly with the Funds' Chief Compliance Officer, Counsel to the independent Board members, and the Funds' service providers) which result in a significantly greater time commitment required of the Board Chair. The Chair's compensation, therefore, has generally been set at a level between 2.5 and 3 times the level of compensation paid to other independent Board members.

Effective Jan. 1, 2007, independent Board members will be paid an annual retainer of $80,000. Committee and sub-committee Chairs will each receive an additional annual retainer of $5,000. In addition, independent Board members will be paid the following fees for attending Board and committee meetings:
$5,000 per day of in-person Board meetings and $2,500 per day of in-person committee or sub-committee meetings (if such meetings are not held on the same day as a Board meeting). Independent Board members are not paid for special telephonic meetings. In 2007, the Board's Chair will receive total annual cash compensation of $385,000, approximately 2.7 times the anticipated average annual compensation expected to be earned by an independent Board member in 2007.

The independent Board members may elect to defer payment of up to 100% of the compensation they receive in accordance with a Deferred Compensation Plan (the Deferred Plan). Under the Deferred Plan, a Board member may elect to have his or her deferred compensation treated as if they had been invested in shares of one or more RiverSource funds and the amount paid to the Board member under the Deferred Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Deferred Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. It is anticipated that deferral of Board member compensation in accordance with the Deferred Plan will have, at most, a negligible impact on Fund assets and liabilities.



Statement of Additional Information - March 30, 2007                  Page 171

COMPENSATION FROM EACH FUND. The following table shows the compensation paid to independent Board members from each fund during its last fiscal period.

            TABLE 32. BOARD MEMBER COMPENSATION - INDIVIDUAL FUNDS

-------------------------------------------------------------------------------------------------
                                                        AGGREGATE COMPENSATION FROM FUND
                                                -------------------------------------------------
                   FUND
                                                BLATZ    CARLSON*   FLYNN      JONES    LAIKIND
-------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
-------------------------------------------------------------------------------------------------
Portfolio Builder Aggressive                      ***       ***       ***        ***       ***
-------------------------------------------------------------------------------------------------
Portfolio Builder Conservative                    ***       ***       ***        ***       ***
-------------------------------------------------------------------------------------------------
Portfolio Builder Moderate                        ***       ***       ***        ***       ***
-------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Aggressive             ***       ***       ***        ***       ***
-------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Conservative           ***       ***       ***        ***       ***
-------------------------------------------------------------------------------------------------
Portfolio Builder Total Equity                    ***       ***       ***        ***       ***
-------------------------------------------------------------------------------------------------

S&P 500 Index - total                            $415    $1,159      $420       $474      $458
      Amount deferred                               0         0       204          0         0
-------------------------------------------------------------------------------------------------
Small Company Index - total                     1,880     5,223     1,894      2,156     2,078
      Amount deferred                               0         0       922          0         0

-------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
-------------------------------------------------------------------------------------------------
Equity Value - total                              350     1,298     1,775      1,828       717
      Amount deferred                               0         0       888          0         0
-------------------------------------------------------------------------------------------------
Precious Metals and Mining - total                175        98     1,150      1,203       442
      Amount deferred                               0         0       575          0         0
-------------------------------------------------------------------------------------------------
Small Cap Advantage - total                       300       958     1,650      1,703       650
      Amount deferred                               0         0       825          0         0
-------------------------------------------------------------------------------------------------
Small Cap Growth - total                          175       251     1,225      1,278       458
      Amount deferred                               0         0       613          0         0
-------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
-------------------------------------------------------------------------------------------------
Retirement Plus 2010                              ***       ***       ***        ***       ***
-------------------------------------------------------------------------------------------------
Retirement Plus 2015                              ***       ***       ***        ***       ***
-------------------------------------------------------------------------------------------------
Retirement Plus 2020                              ***       ***       ***        ***       ***
-------------------------------------------------------------------------------------------------
Retirement Plus 2025                              ***       ***       ***        ***       ***
-------------------------------------------------------------------------------------------------
Retirement Plus 2030                              ***       ***       ***        ***       ***
-------------------------------------------------------------------------------------------------
Retirement Plus 2035                              ***       ***       ***        ***       ***
-------------------------------------------------------------------------------------------------
Retirement Plus 2040                              ***       ***       ***        ***       ***
-------------------------------------------------------------------------------------------------
Retirement Plus 2045                              ***       ***       ***        ***       ***
-------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
-------------------------------------------------------------------------------------------------
Aggressive Growth - total                         392       618     1,100      1,153       708
      Amount deferred                               0         0       550          0         0
-------------------------------------------------------------------------------------------------
Fundamental Growth - total                        567       271     1,567      1,619       967
      Amount deferred                               0         0       783          0         0
-------------------------------------------------------------------------------------------------
Fundamental Value - total                         633     2,178     1,517      1,569     1,000
      Amount deferred                               0         0       758          0         0
-------------------------------------------------------------------------------------------------
High Yield Bond - total                           933     4,233     1,933      1,986     1,333
      Amount deferred                               0         0       967          0         0
-------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                           AGGREGATE COMPENSATION FROM FUND
                                                ----------------------------------------------------
                   FUND                                                                     TAUNTON-
                                                    LEWIS     PAGLIA   PRYOR**   SIMPSON**   RIGBY
----------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
----------------------------------------------------------------------------------------------------
Portfolio Builder Aggressive                          ***       ***       ***       ***       ***
----------------------------------------------------------------------------------------------------
Portfolio Builder Conservative                        ***       ***       ***       ***       ***
----------------------------------------------------------------------------------------------------
Portfolio Builder Moderate                            ***       ***       ***       ***       ***
----------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Aggressive                 ***       ***       ***       ***       ***
----------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Conservative               ***       ***       ***       ***       ***
----------------------------------------------------------------------------------------------------
Portfolio Builder Total Equity                        ***       ***       ***       ***       ***
----------------------------------------------------------------------------------------------------

S&P 500 Index - total                                $527      $436      $391      $294      $412
      Amount deferred                                 137       436         0         0         0
----------------------------------------------------------------------------------------------------
Small Company Index - total                         2,374     1,972     1,777     1,348     1,861
      Amount deferred                                 615     1,972         0         0         0

----------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
----------------------------------------------------------------------------------------------------
Equity Value - total                                2,129     1,875        67     1,725     1,875
      Amount deferred                                 532       400         0         0         0
----------------------------------------------------------------------------------------------------
Precious Metals and Mining - total                  1,504     1,250         8     1,100     1,250
      Amount deferred                                 376       225         0         0         0
----------------------------------------------------------------------------------------------------
Small Cap Advantage - total                         2,004     1,750        50     1,600     1,750
      Amount deferred                                 501       350         0         0         0
----------------------------------------------------------------------------------------------------
Small Cap Growth - total                            1,579     1,325         8     1,175     1,325
      Amount deferred                                 395       225         0         0         0
----------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
----------------------------------------------------------------------------------------------------
Retirement Plus 2010                                  ***       ***       ***       ***       ***
----------------------------------------------------------------------------------------------------
Retirement Plus 2015                                  ***       ***       ***       ***       ***
----------------------------------------------------------------------------------------------------
Retirement Plus 2020                                  ***       ***       ***       ***       ***
----------------------------------------------------------------------------------------------------
Retirement Plus 2025                                  ***       ***       ***       ***       ***
----------------------------------------------------------------------------------------------------
Retirement Plus 2030                                  ***       ***       ***       ***       ***
----------------------------------------------------------------------------------------------------
Retirement Plus 2035                                  ***       ***       ***       ***       ***
----------------------------------------------------------------------------------------------------
Retirement Plus 2040                                  ***       ***       ***       ***       ***
----------------------------------------------------------------------------------------------------
Retirement Plus 2045                                  ***       ***       ***       ***       ***
----------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
----------------------------------------------------------------------------------------------------
Aggressive Growth - total                           1,453     1,200       225     1,100     1,200
      Amount deferred                                 363       442         0         0         0
----------------------------------------------------------------------------------------------------
Fundamental Growth - total                          1,919     1,667       250     1,567     1,667
      Amount deferred                                 480       617         0         0         0
----------------------------------------------------------------------------------------------------
Fundamental Value - total                           1,869     1,617       350     1,517     1,617
      Amount deferred                                 467       683         0         0         0
----------------------------------------------------------------------------------------------------
High Yield Bond - total                             2,286     2,033       517     1,933     2,033
      Amount deferred                                 571       983         0         0         0
----------------------------------------------------------------------------------------------------


Statement of Additional Information - March 30, 2007                  Page 172

-------------------------------------------------------------------------------------------------
                                                          AGGREGATE COMPENSATION FROM FUND
                                                -------------------------------------------------
                   FUND
                                                BLATZ    CARLSON*   FLYNN      JONES    LAIKIND
-------------------------------------------------------------------------------------------------
Income Builder Basic Income                       ***       ***       ***        ***       ***
-------------------------------------------------------------------------------------------------
Income Builder Enhanced Income                    ***       ***       ***        ***       ***
-------------------------------------------------------------------------------------------------
Income Builder Moderate Income                    ***       ***       ***        ***       ***
-------------------------------------------------------------------------------------------------
Select Value - total                              508     1,378     1,392      1,444       875
      Amount deferred                               0         0       696          0         0
-------------------------------------------------------------------------------------------------
Short Duration U.S. Government - total            458     2,458     1,342      1,394       825
      Amount deferred                               0         0       671          0         0
-------------------------------------------------------------------------------------------------
Small Cap Equity - total                          375       546     1,083      1,136       692
      Amount deferred                               0         0       542          0         0
-------------------------------------------------------------------------------------------------
Small Cap Value - total                           617     2,088     1,675      1,728     1,033
      Amount deferred                               0         0       838          0         0
-------------------------------------------------------------------------------------------------
U.S. Government Mortgage - total                  383       513     1,150      1,203       717
      Amount deferred                               0         0       575          0         0
-------------------------------------------------------------------------------------------------
Value - total                                     425       868     1,250      1,303       775
      Amount deferred                               0         0       625          0         0
-------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
-------------------------------------------------------------------------------------------------
Dividend Opportunity - total                      800     2,819     1,700      1,753     1,200
      Amount deferred                               0         0       850          0         0
-------------------------------------------------------------------------------------------------
Real Estate - total                               725       349     1,375      1,428     1,042
      Amount deferred                               0         0       688          0         0
-------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
-------------------------------------------------------------------------------------------------
Cash Management - total                         1,875     9,114     3,450      3,516     2,675
      Amount deferred                               0         0     1,725          0         0
-------------------------------------------------------------------------------------------------
Core Bond - total                                 558       516     1,050      1,116       925
      Amount deferred                               0         0       525          0         0
-------------------------------------------------------------------------------------------------
Disciplined Equity - total                        992     3,243     1,483      1,549     1,358
      Amount deferred                               0         0       742          0         0
-------------------------------------------------------------------------------------------------
Disciplined Small and Mid Cap Equity****
-------------------------------------------------------------------------------------------------
Disciplined Small Cap Value****
-------------------------------------------------------------------------------------------------
Floating Rate - total                             383       110       433        549       483
      Amount deferred                               0         0       217          0         0
-------------------------------------------------------------------------------------------------
Growth - total                                  1,533     9,323     2,275      2,341     2,000
      Amount deferred                               0         0     1,138          0         0
-------------------------------------------------------------------------------------------------
Income Opportunities - total                      642       996     1,175      1,241     1,025
      Amount deferred                               0         0       588          0         0
-------------------------------------------------------------------------------------------------
Inflation Protected Securities - total            617       668     1,108      1,174       983
      Amount deferred                               0         0       554          0         0
-------------------------------------------------------------------------------------------------
Large Cap Equity - total                        2,917    16,071     3,867      3,932     3,467
      Amount deferred                               0         0     1,933          0         0
-------------------------------------------------------------------------------------------------
Large Cap Value - total                           558       358     1,050      1,116       925
      Amount deferred                               0         0       525          0         0
-------------------------------------------------------------------------------------------------
Limited Duration Bond - total                     558       540     1,050      1,116       925
      Amount deferred                               0         0       525          0         0
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                                        AGGREGATE COMPENSATION FROM FUND
                                                -------------------------------------------------
                   FUND                                                                  TAUNTON-
                                                 LEWIS     PAGLIA   PRYOR**   SIMPSON**   RIGBY
-------------------------------------------------------------------------------------------------
Income Builder Basic Income                        ***       ***       ***       ***       ***
-------------------------------------------------------------------------------------------------
Income Builder Enhanced Income                     ***       ***       ***       ***       ***
-------------------------------------------------------------------------------------------------
Income Builder Moderate Income                     ***       ***       ***       ***       ***
-------------------------------------------------------------------------------------------------
Select Value - total                             1,744     1,492       275     1,392     1,492
      Amount deferred                              436       558         0         0         0
-------------------------------------------------------------------------------------------------
Short Duration U.S. Government - total           1,694     1,442       292     1,342     1,442
      Amount deferred                              424       508         0         0         0
-------------------------------------------------------------------------------------------------
Small Cap Equity - total                         1,436     1,183       208     1,083     1,183
      Amount deferred                              359       425         0         0         0
-------------------------------------------------------------------------------------------------
Small Cap Value - total                          2,028     1,775       333     1,675     1,775
      Amount deferred                              507       667         0         0         0
-------------------------------------------------------------------------------------------------
U.S. Government Mortgage - total                 1,503     1,250       200     1,150     1,250
      Amount deferred                              376       433         0         0         0
-------------------------------------------------------------------------------------------------
Value - total                                    1,603     1,350       225     1,250     1,350
      Amount deferred                              401       475         0         0         0
-------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
-------------------------------------------------------------------------------------------------
Dividend Opportunity - total                     2,003     1,750       500     1,700     1,750
      Amount deferred                              501       850         0         0         0
-------------------------------------------------------------------------------------------------
Real Estate - total                              1,678     1,425       558     1,375     1,425
      Amount deferred                              419       775         0         0         0
-------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
-------------------------------------------------------------------------------------------------
Cash Management - total                          3,766     3,566     1,342     3,566     3,500
      Amount deferred                              941     1,991         0         0         0
-------------------------------------------------------------------------------------------------
Core Bond - total                                1,366     1,166       392     1,166     1,100
      Amount deferred                              341       674         0         0         0
-------------------------------------------------------------------------------------------------
Disciplined Equity - total                       1,799     1,599       825     1,599     1,533
      Amount deferred                              450     1,107         0         0         0
-------------------------------------------------------------------------------------------------
Disciplined Small and Mid Cap Equity****
-------------------------------------------------------------------------------------------------
Disciplined Small Cap Value****
-------------------------------------------------------------------------------------------------
Floating Rate - total                              549       449       383       549       383
      Amount deferred                              137       449         0         0         0
-------------------------------------------------------------------------------------------------
Growth - total                                   2,591     2,391     1,250     2,391     2,325
      Amount deferred                              648     1,649         0         0         0
-------------------------------------------------------------------------------------------------
Income Opportunities - total                     1,491     1,291       442     1,291     1,225
      Amount deferred                              373       757         0         0         0
-------------------------------------------------------------------------------------------------
Inflation Protected Securities - total           1,424     1,224       433     1,224     1,158
      Amount deferred                              356       732         0         0         0
-------------------------------------------------------------------------------------------------
Large Cap Equity - total                         4,182     3,982     2,600     3,982     3,917
      Amount deferred                            1,046     3,032         0         0         0
-------------------------------------------------------------------------------------------------
Large Cap Value - total                          1,366     1,166       392     1,166     1,100
      Amount deferred                              341       674         0         0         0
-------------------------------------------------------------------------------------------------
Limited Duration Bond - total                    1,366     1,166       392     1,166     1,100
      Amount deferred                              341       674         0         0         0
-------------------------------------------------------------------------------------------------



Statement of Additional Information - March 30, 2007                  Page 173

------------------------------------------------------------------------------------------------
                                                        AGGREGATE COMPENSATION FROM FUND
                                                ------------------------------------------------
                   FUND
                                                BLATZ    CARLSON*   FLYNN      JONES    LAIKIND
------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
------------------------------------------------------------------------------------------------
California Tax-Exempt(a) - total                  567       600     1,217      1,385       933
      Amount deferred                               0         0       608          0         0
------------------------------------------------------------------------------------------------
Diversified Bond - total                        1,783     8,437     2,783      2,849     2,433
      Amount deferred                               0         0     1,392          0         0
------------------------------------------------------------------------------------------------
Massachusetts Tax-Exempt(a) - total               567       200     1,217      1,385       933
      Amount deferred                               0         0       608          0         0
------------------------------------------------------------------------------------------------
Michigan Tax-Exempt(a) - total                    567       176     1,217      1,385       933
      Amount deferred                               0         0       608          0         0
------------------------------------------------------------------------------------------------
Minnesota Tax-Exempt(a) - total                   658     1,146     1,408      1,577     1,058
      Amount deferred                               0         0       704          0         0
------------------------------------------------------------------------------------------------
New York Tax-Exempt(a) - total                    567       233     1,217      1,385       933
      Amount deferred                               0         0       608          0         0
------------------------------------------------------------------------------------------------
Ohio Tax-Exempt(a) - total                        567       167     1,217      1,385       933
      Amount deferred                               0         0       608          0         0
------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
------------------------------------------------------------------------------------------------
Balanced - total                                1,150     4,233     1,525      1,541     1,550
      Amount deferred                               0         0       763          0         0
------------------------------------------------------------------------------------------------
Diversified Equity Income - total               3,175    20,692     3,675      3,691     3,658
      Amount deferred                               0         0     1,837          0         0
------------------------------------------------------------------------------------------------
Mid Cap Value - total                           1,375     4,896     1,750      1,766     1,775
      Amount deferred                               0         0       875          0         0
------------------------------------------------------------------------------------------------
Strategic Allocation - total                    1,125     4,072     1,475      1,491     1,508
      Amount deferred                               0         0       738          0         0
------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
------------------------------------------------------------------------------------------------
Absolute Return Currency
and Income(b) - total                              58        15         8         58        58
      Amount deferred                               0         0         4          0         0
------------------------------------------------------------------------------------------------
Disciplined International
Equity(c) - total                                  58        12         8         58        58
      Amount deferred                               0         0         4          0         0
------------------------------------------------------------------------------------------------
Emerging Markets - total                        1,000     1,972     1,217      1,282     1,367
      Amount deferred                               0         0       608          0         0
------------------------------------------------------------------------------------------------
Emerging Markets Bond(d) - total                  383        45       333        499       433
      Amount deferred                               0         0       167          0         0
------------------------------------------------------------------------------------------------
European Equity - total                           783       436     1,000      1,066     1,150
      Amount deferred                               0         0       500          0         0
------------------------------------------------------------------------------------------------
Global Bond - total                               975     2,023     1,192      1,257     1,342
      Amount deferred                               0         0       596          0         0
------------------------------------------------------------------------------------------------
Global Equity - total                           1,067     2,551     1,283      1,349     1,433
      Amount deferred                               0         0       642          0         0
------------------------------------------------------------------------------------------------
Global Technology - total                         758       674       958      1,024     1,108
      Amount deferred                               0         0       479          0         0
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                                         AGGREGATE COMPENSATION FROM FUND
                                               ---------------------------------------------------
                   FUND                                                                   TAUNTON-
                                                  LEWIS     PAGLIA   PRYOR**   SIMPSON**   RIGBY
--------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
--------------------------------------------------------------------------------------------------
California Tax-Exempt(a) - total                  1,635     1,332       400     1,332     1,267
      Amount deferred                               409       682         0         0         0
--------------------------------------------------------------------------------------------------
Diversified Bond - total                          3,099     2,899     1,350     2,899     2,833
      Amount deferred                               775     1,899         0         0         0
--------------------------------------------------------------------------------------------------
Massachusetts Tax-Exempt(a) - total               1,635     1,332       400     1,332     1,267
      Amount deferred                               409       682         0         0         0
--------------------------------------------------------------------------------------------------
Michigan Tax-Exempt(a) - total                    1,635     1,332       400     1,332     1,267
      Amount deferred                               409       682         0         0         0
--------------------------------------------------------------------------------------------------
Minnesota Tax-Exempt(a) - total                   1,827     1,524       458     1,524     1,458
      Amount deferred                               457       774         0         0         0
--------------------------------------------------------------------------------------------------
New York Tax-Exempt(a) - total                    1,635     1,332       400     1,332     1,267
      Amount deferred                               409       682         0         0         0
--------------------------------------------------------------------------------------------------
Ohio Tax-Exempt(a) - total                        1,635     1,332       400     1,332     1,267
      Amount deferred                               409       682         0         0         0
--------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 3
--------------------------------------------------------------------------------------------------
Balanced - total                                  1,741     1,591       950     1,591     1,525
      Amount deferred                               435     1,266         0         0         0
--------------------------------------------------------------------------------------------------
Diversified Equity Income - total                 3,891     3,741     2,808     3,741     3,675
      Amount deferred                               973     3,291         0         0         0
--------------------------------------------------------------------------------------------------
Mid Cap Value - total                             1,966     1,816     1,092     1,816     1,750
      Amount deferred                               491     1,491         0         0         0
--------------------------------------------------------------------------------------------------
Strategic Allocation - total                      1,691     1,541       942     1,541     1,475
      Amount deferred                               423     1,241         0         0         0
--------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
--------------------------------------------------------------------------------------------------
Absolute Return Currency
and Income(b) - total                                 8         8        58         0         8
      Amount deferred                                 2         8         0         0         0
--------------------------------------------------------------------------------------------------
Disciplined International
Equity(c) - total                                     8         8        58         0         8
      Amount deferred                                 2         8         0         0         0
--------------------------------------------------------------------------------------------------
Emerging Markets - total                          1,432     1,282       800     1,257     1,217
      Amount deferred                               358     1,066         0         0         0
--------------------------------------------------------------------------------------------------
Emerging Markets Bond(d) - total                    449       399       383       441       333
      Amount deferred                               112       399         0         0         0
--------------------------------------------------------------------------------------------------
European Equity - total                           1,216     1,066       617     1,057     1,000
      Amount deferred                               304       849         0         0         0
--------------------------------------------------------------------------------------------------
Global Bond - total                               1,407     1,257       758     1,232     1,192
      Amount deferred                               352     1,041         0         0         0
--------------------------------------------------------------------------------------------------
Global Equity - total                             1,499     1,349       850     1,307     1,283
      Amount deferred                               375     1,132         0         0         0
--------------------------------------------------------------------------------------------------
Global Technology - total                         1,174     1,024       608     1,016       958
      Amount deferred                               294       824         0         0         0
--------------------------------------------------------------------------------------------------



Statement of Additional Information - March 30, 2007                  Page 174

-----------------------------------------------------------------------------------------------
                                                        AGGREGATE COMPENSATION FROM FUND
                                                -----------------------------------------------
                   FUND
                                                BLATZ    CARLSON*   FLYNN      JONES    LAIKIND
-----------------------------------------------------------------------------------------------
International Aggressive Growth - total           950     1,638     1,200      1,266     1,350
      Amount deferred                               0         0       600          0         0
-----------------------------------------------------------------------------------------------
International Equity - total                      783       704     1,000      1,066     1,150
      Amount deferred                               0         0       500          0         0
-----------------------------------------------------------------------------------------------
International Opportunity - total               1,033     2,279     1,283      1,349     1,433
      Amount deferred                               0         0       642          0         0
-----------------------------------------------------------------------------------------------
International Select Value - total              1,483     6,528     1,700      1,766     1,850
      Amount deferred                               0         0       850          0         0
-----------------------------------------------------------------------------------------------
International Small Cap - total                   783       415     1,000      1,066     1,150
      Amount deferred                               0         0       500          0         0
-----------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
-----------------------------------------------------------------------------------------------
Intermediate Tax-Exempt - total                   942       489     1,000      1,266     1,200
      Amount deferred                               0         0       500          0         0
-----------------------------------------------------------------------------------------------
Mid Cap Growth - total                          2,033     7,936     2,200      2,466     2,400
      Amount deferred                               0         0     1,100          0         0
-----------------------------------------------------------------------------------------------
Tax-Exempt Bond - total                         1,375     3,535     1,467      1,732     1,667
      Amount deferred                               0         0       733          0         0
-----------------------------------------------------------------------------------------------
Tax-Exempt High Income - total                  3,058    14,836     3,192      3,457     3,392
      Amount deferred                               0         0     1,596          0         0
-----------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
-----------------------------------------------------------------------------------------------
Tax-Exempt Money Market - total                 1,000       519     1,000      1,316     1,250
      Amount deferred                               0         0       500          0         0
-----------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                            AGGREGATE COMPENSATION FROM FUND
                                                ---------------------------------------------------
                   FUND                                                                    TAUNTON-
                                                   LEWIS     PAGLIA   PRYOR**   SIMPSON**   RIGBY
---------------------------------------------------------------------------------------------------
International Aggressive Growth - total            1,416     1,266       750     1,241     1,200
      Amount deferred                                354     1,016         0         0         0
---------------------------------------------------------------------------------------------------
International Equity - total                       1,216     1,066       617     1,057     1,000
      Amount deferred                                304       849         0         0         0
---------------------------------------------------------------------------------------------------
International Opportunity - total                  1,499     1,349       817     1,316     1,283
      Amount deferred                                375     1,099         0         0         0
---------------------------------------------------------------------------------------------------
International Select Value - total                 1,916     1,766     1,300     1,657     1,700
      Amount deferred                                479     1,549         0         0         0
---------------------------------------------------------------------------------------------------
International Small Cap - total                    1,216     1,066       617     1,057     1,000
      Amount deferred                                304       849         0         0         0
---------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
---------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt - total                    1,266     1,066       775       949     1,000
      Amount deferred                                316     1,007         0         0         0
---------------------------------------------------------------------------------------------------
Mid Cap Growth - total                             2,466     2,266     1,650     1,982     2,200
      Amount deferred                                616     2,099         0         0         0
---------------------------------------------------------------------------------------------------
Tax-Exempt Bond - total                            1,732     1,532     1,142     1,332     1,467
      Amount deferred                                433     1,441         0         0         0
---------------------------------------------------------------------------------------------------
Tax-Exempt High Income - total                     3,458     3,257     2,475     2,774     3,192
      Amount deferred                                864     3,124         0         0         0
---------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
---------------------------------------------------------------------------------------------------
Tax-Exempt Money Market - total                    1,316     1,066       833       891     1,000
      Amount deferred                                329     1,066         0         0         0
---------------------------------------------------------------------------------------------------


   *  Mr. Carlson served as Chair of the Boards through Dec. 31, 2006. For Mr.
      Carlson, aggregate compensation for fiscal periods through Dec. 31, 2006 was based initially on the total annual cash compensation, including payments under the Qualified Retirement Plan, but for purposes of this Table 32 was (1) estimated for each fund based on the relative net assets of all funds for fiscal periods ending on or before Dec. 31, 2006, and was (2) limited for each fund to compensation paid by the fund subsequent to Jan. 1, 2006, accrued through the fund's fiscal period end.


  ** Ms. Pryor ceased service as a member of the Boards, effective Jan. 11, 2007. Mr. Simpson retired as a member of the Boards, effective Sept. 14, 2006.

 *** Funds-of-Funds do not pay additional compensation to the Board members for attending meetings. Compensation is paid directly from the underlying funds in which each Fund-of-Funds invests.

**** Through Dec. 31, 2006, no fees or expenses were paid or reimbursed from funds to Board members until the assets of a fund reached $20 million.

(a)   The fund changed its fiscal year end in 2006 from June 30 to Aug. 31.
      The information shown is for the period from July 1, 2005 through Aug.
      31, 2006.

(b) For the period from June 15, 2006 (when the Fund became available) to Oct. 31, 2006.

(c) For the period from May 18, 2006 (when shares became publicly available) to Oct. 31, 2006.

(d) For the period from Feb. 16, 2006 (when shares became publicly available) to Oct. 31, 2006.


Statement of Additional Information - March 30, 2007                  Page 175

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table identifies those investors who, as of 30 days after the end of the fund's fiscal period, owned 5% or more of any class of a fund's shares and those investors who owned 25% or more of a fund's shares (all share classes taken together). Investors who own more than 25% of a fund's shares are presumed to control the fund and would be able to determine the outcome of most issues that are submitted to shareholders for vote. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

         TABLE 33. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of 30 days after the end of the fund's fiscal period:


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           PERCENT
                         SHAREHOLDER NAME,                                                                                 OF FUND
   FUND                    CITY AND STATE       CLASS A      CLASS B      CLASS C    CLASS I   CLASS R4(a)   CLASS Y     (if greater
                                                                                                                           than 25%)
------------------------------------------------------------------------------------------------------------------------------------
FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
------------------------------------------------------------------------------------------------------------------------------------
Portfolio        Ameriprise Financial, Inc.                                                       15.94%
Builder          (Ameriprise  Financial)
Aggressive       Minneapolis, MN
                 -------------------------------------------------------------------------------------------------------------------
                 Charles Schwab & Co., Inc.                                                       84.06%
                 (Charles Schwab) a brokerage firm
                 in San Francisco, CA
------------------------------------------------------------------------------------------------------------------------------------
Portfolio        Ameriprise Financial                                                             43.56%
Builder          -------------------------------------------------------------------------------------------------------------------
Conservative     Charles Schwab                                                                   56.44%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio        Ameriprise Financial                                                             16.17%
Builder          -------------------------------------------------------------------------------------------------------------------
Moderate         Charles Schwab                                                                   83.83%

------------------------------------------------------------------------------------------------------------------------------------
Portfolio        Charles Schwab                                                                   98.26%
Builder
Moderate
Aggressive
------------------------------------------------------------------------------------------------------------------------------------
Portfolio        Ameriprise Financial                                                             38.24%
Builder          -------------------------------------------------------------------------------------------------------------------
Moderate         Charles Schwab                                                                   61.76%
Conservative

------------------------------------------------------------------------------------------------------------------------------------
Portfolio        Ameriprise Financial                                                              6.45%
Builder Total    -------------------------------------------------------------------------------------------------------------------
Equity           Charles Schwab                                                                   93.55%
------------------------------------------------------------------------------------------------------------------------------------
S&P 500          Ameriprise Trust Company
Index(b)         Minneapolis, MN
                 -------------------------------------------------------------------------------------------------------------------
                 Charles Schwab
------------------------------------------------------------------------------------------------------------------------------------
Small            Ameriprise Trust Company                                                         84.96%
Company          -------------------------------------------------------------------------------------------------------------------
Index            Charles Schwab                   9.37%
                 -------------------------------------------------------------------------------------------------------------------
                 GWFS Equities Inc.,                                                              10.44%
                 Greenwood Village, CO

------------------------------------------------------------------------------------------------------------------------------------
FUNDS WITH FISCAL PERIOD ENDING MARCH 31
------------------------------------------------------------------------------------------------------------------------------------
Equity Value     Ameriprise Financial                                                  100.00%
                 -------------------------------------------------------------------------------------------------------------------
                 Ameriprise Trust Company                                                         98.35%
                 -------------------------------------------------------------------------------------------------------------------
                 John C. Mullarkey                                          6.84%
                 Willowbrook, IL
------------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - March 30, 2007                  Page 176

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           PERCENT
                         SHAREHOLDER NAME,                                                                                 OF FUND
   FUND                    CITY AND STATE                     CLASS A  CLASS B  CLASS C  CLASS I   CLASS R4(a)  CLASS Y  (if greater
                                                                                                                           than 25%)
------------------------------------------------------------------------------------------------------------------------------------
Precious         Charles Schwab                                14.56%                                 97.62%
Metals and       -------------------------------------------------------------------------------------------------------------------
Mining           John E. Bridgman                                                6.78%
                 Minneapolis, MN
                 ------------------------------------------------------------------------------------------------------------------
                 Richard L. Venable and                                          8.42%
                 Susan Angela Venable
                 Argyle, TX
                 -------------------------------------------------------------------------------------------------------------------
                 Ameriprise Financial                                                    100.00%
------------------------------------------------------------------------------------------------------------------------------------
Small Cap        Charles Schwab                                16.61%                                 99.64%
Advantage        -------------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Aggressive Fund                                        19.94%
                 -------------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate Fund                                          19.68%
                 -------------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate Aggressive Fund                               32.28%
                 -------------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate Conservative                                  5.30%
                 Fund
                 -------------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Total Equity Fund                                      21.13%
------------------------------------------------------------------------------------------------------------------------------------
Small Cap        Charles Schwab                                14.59%                                 42.27%
Growth           -------------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Aggressive Fund                                        20.04%
                 -------------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate Fund                                          19.78%
                 -------------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate Aggressive Fund                               31.91%
                 -------------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Moderate Conservative                                  5.41%
                 Fund
                 -------------------------------------------------------------------------------------------------------------------
                 Portfolio Builder Total Equity Fund                                      21.14%
                 -------------------------------------------------------------------------------------------------------------------
                 Ameriprise Trust Company                                                             57.15%
------------------------------------------------------------------------------------------------------------------------------------
FUNDS WITH FISCAL PERIOD ENDING APRIL 30
------------------------------------------------------------------------------------------------------------------------------------
Retirement       N/A
Plus 2010
------------------------------------------------------------------------------------------------------------------------------------
Retirement       N/A
Plus 2015
------------------------------------------------------------------------------------------------------------------------------------
Retirement       N/A
Plus 2020
------------------------------------------------------------------------------------------------------------------------------------
Retirement       N/A
Plus 2025
------------------------------------------------------------------------------------------------------------------------------------
Retirement       N/A
Plus 2030
------------------------------------------------------------------------------------------------------------------------------------
Retirement       N/A
Plus 2035
------------------------------------------------------------------------------------------------------------------------------------
Retirement       N/A
Plus 2040
------------------------------------------------------------------------------------------------------------------------------------
Retirement       N/A
Plus 2045
------------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - March 30, 2007                  Page 177

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           PERCENT
                         SHAREHOLDER NAME,                                                                                 OF FUND
   FUND                    CITY AND STATE                     CLASS A  CLASS B  CLASS C  CLASS I   CLASS R4(a)  CLASS Y  (if greater
                                                                                                                           than 25%)
------------------------------------------------------------------------------------------------------------------------------------
FUNDS WITH FISCAL PERIOD ENDING MAY 31
------------------------------------------------------------------------------------------------------------------------------------
Aggressive      Charles Schwab                                                                       82.98%
Growth          --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Aggressive Fund                                         19.89%
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate Fund                                           19.82%
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate                                                32.06%
                Aggressive Fund
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate                                                 5.40%
                Conservative Fund
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Total Equity Fund                                       21.27%
                --------------------------------------------------------------------------------------------------------------------
                Ameriprise Financial                                                                 17.02%
------------------------------------------------------------------------------------------------------------------------------------
Fundamental     Charles Schwab                                 5.16%                                 70.33%
Growth          --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Aggressive Fund                                         19.91%
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate Fund                                           19.80%
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate                                                32.05%
                Aggressive Fund
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate                                                 5.40%
                Conservative Fund
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Total Equity Fund                                       21.30%
                --------------------------------------------------------------------------------------------------------------------
                Taylor Ambe-Crain Partnership,                                  24.66%
                Westlake Vlg, CA
                --------------------------------------------------------------------------------------------------------------------
                Ameriprise Financial                                                                 29.67%                83.16%(c)
------------------------------------------------------------------------------------------------------------------------------------
Fundamental     Charles Schwab                                14.83%                                 98.43%
Value           --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Aggressive Fund                                         19.90%
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate Fund                                           19.82%
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate                                                32.08%
                Aggressive Fund
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate                                                 5.38%
                Conservative Fund
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Total Equity Fund                                       21.27%
------------------------------------------------------------------------------------------------------------------------------------
High Yield      Charles Schwab                                10.83%                                 57.14%
Bond            --------------------------------------------------------------------------------------------------------------------
                Income Builder Basic Income                                               14.23%
                --------------------------------------------------------------------------------------------------------------------
                Income Builder Enhanced Income                                            45.78%
                --------------------------------------------------------------------------------------------------------------------
                Income Builder Moderate Income                                            39.81%
                --------------------------------------------------------------------------------------------------------------------
                Met Life Securities, Jersey City, NJ                                                 42.86%
------------------------------------------------------------------------------------------------------------------------------------
Income Builder  Charles Schwab                                27.44%                                 81.68%
Basic Income    --------------------------------------------------------------------------------------------------------------------
                Eugene L. and Tempie C. Drawdy,                                  8.71%
                Hortense, GA
                --------------------------------------------------------------------------------------------------------------------
                Janice C. Jones, Towson, MD                                      8.51%
                --------------------------------------------------------------------------------------------------------------------
                Paulette Bogdanoff/Daniel Cohen                                  8.45%
                Irrev. Income Trust, Manalapan, NJ
                --------------------------------------------------------------------------------------------------------------------
                Robert D. and Helen F. Galusha,                                  5.76%
                Fonda, NY
                --------------------------------------------------------------------------------------------------------------------
                Frederick Bond Christie, Memphis,                                5.53%
                TN
                --------------------------------------------------------------------------------------------------------------------
                Dennis Anderson, Londonderry, NH                                 5.16%
                --------------------------------------------------------------------------------------------------------------------
                Ameriprise Financial                                                                 18.32%
------------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - March 30, 2007                  Page 178

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           PERCENT
                         SHAREHOLDER NAME,                                                                                 OF FUND
   FUND                    CITY AND STATE                     CLASS A  CLASS B  CLASS C  CLASS I   CLASS R4(a)  CLASS Y  (if greater
                                                                                                                           than 25%)
------------------------------------------------------------------------------------------------------------------------------------
Income Builder  Charles Schwab                                40.35%                                 69.18%
                --------------------------------------------------------------------------------------------------------------------
Enhanced        Ameriprise Financial                                                                 30.82%
Income
------------------------------------------------------------------------------------------------------------------------------------
Income Builder  Charles Schwab                                41.15%                                 83.56%
Moderate        --------------------------------------------------------------------------------------------------------------------
Income          Alan and Shirley Hodder, Portland,                              7.21%
                ME
                --------------------------------------------------------------------------------------------------------------------
                Ameriprise Financial                                                                 16.44%
------------------------------------------------------------------------------------------------------------------------------------
Select Value    Charles Schwab                                 9.56%                                 78.83%
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Aggressive Fund                                         19.85%
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate Fund                                           19.71%
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate                                                32.30%
                Aggressive Fund
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate                                                 5.31%
                Conservative Fund
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Total Equity Fund                                       21.24%
                --------------------------------------------------------------------------------------------------------------------
                Ameriprise Financial                                                                 21.17%
------------------------------------------------------------------------------------------------------------------------------------
Short Duration  Charles Schwab                                 9.93%
U.S.            --------------------------------------------------------------------------------------------------------------------
Government      Portfolio Builder Aggressive Fund                                          9.42%
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder                                                         30.12%
                Conservative Fund
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate Fund                                            5.14%
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate                                                16.30%
                Aggressive Fund
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate                                                39.00%
                Conservative Fund
                --------------------------------------------------------------------------------------------------------------------
                Ameriprise Trust Company                                                             94.03%
------------------------------------------------------------------------------------------------------------------------------------
Small Cap       Charles Schwab                                12.04%                                 16.65%
Equity          --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Aggressive Fund                                         19.88%
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate Fund                                           19.74%
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate                                                32.03%
                Aggressive Fund
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate                                                 5.39%
                Conservative Fund
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Total Equity Fund                                       21.38%
                --------------------------------------------------------------------------------------------------------------------
                Ameriprise Trust Company                                                             83.03%
------------------------------------------------------------------------------------------------------------------------------------
Small Cap       Charles Schwab                                19.99%                                 94.53%
Value           --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Aggressive Fund                                         19.84%
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate Fund                                           19.70%
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate                                                32.29%
                Aggressive Fund
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate                                                 5.31%
                Conservative Fund
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Total Equity Fund                                       21.24%
                --------------------------------------------------------------------------------------------------------------------
                Ameriprise Financial                                                                  5.47%
------------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - March 30, 2007                  Page 179

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           PERCENT
                         SHAREHOLDER NAME,                                                                                 OF FUND
   FUND                    CITY AND STATE                     CLASS A  CLASS B  CLASS C  CLASS I   CLASS R4(a)  CLASS Y  (if greater
                                                                                                                           than 25%)
------------------------------------------------------------------------------------------------------------------------------------
U.S.            Charles Schwab                                16.60%
Government      --------------------------------------------------------------------------------------------------------------------
Mortgage        Wells Fargo Bank, Minneapolis, MN                                                    99.83%
                --------------------------------------------------------------------------------------------------------------------
                Income Builder Basic Income                                               54.44%
                --------------------------------------------------------------------------------------------------------------------
                Income Builder Enhanced Income                                            17.66%
                --------------------------------------------------------------------------------------------------------------------
                Income Builder Moderate Income                                            27.81%
------------------------------------------------------------------------------------------------------------------------------------
Value           Charles Schwab                                12.25%                                 90.86%
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Aggressive Fund                                         19.90%
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate Fund                                           19.81%
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate                                                32.07%
                Aggressive Fund
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate                                                 5.40%
                Conservative Fund
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Total Equity Fund                                       21.30%
                --------------------------------------------------------------------------------------------------------------------
                Ameriprise Financial                                                                  9.14%
------------------------------------------------------------------------------------------------------------------------------------
FUNDS WITH FISCAL PERIOD ENDING JUNE 30
------------------------------------------------------------------------------------------------------------------------------------
Dividend        Charles Schwab                                12.41%                                100.00%
Opportunity     --------------------------------------------------------------------------------------------------------------------
                Income Builder Basic Income                                               10.26%
                --------------------------------------------------------------------------------------------------------------------
                Income Builder Enhanced Income                                            13.68%
                --------------------------------------------------------------------------------------------------------------------
                Income Builder Moderate Income                                            29.02%
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Aggressive Fund                                          9.24%
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate Fund                                            9.57%
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate                                                15.04%
                Aggressive Fund
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Total Equity Fund                                        9.99%
------------------------------------------------------------------------------------------------------------------------------------
Real Estate     Charles Schwab                                12.86%                                 93.49%
                --------------------------------------------------------------------------------------------------------------------
                Ameriprise Financial                                                                  6.51%                29.63%(c)
                --------------------------------------------------------------------------------------------------------------------
                Income Builder Enhanced Income                                             5.60%
                --------------------------------------------------------------------------------------------------------------------
                Income Builder Moderate Income                                             5.84%
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Aggressive Fund                                         14.75%
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate Fund                                           23.74%
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate                                                29.55%
                Aggressive Fund
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Total Equity Fund                                       12.99%
------------------------------------------------------------------------------------------------------------------------------------
FUNDS WITH FISCAL PERIOD ENDING JULY 31
------------------------------------------------------------------------------------------------------------------------------------
Cash            Ameriprise Trust Company                                                                             96.52%
Management      --------------------------------------------------------------------------------------------------------------------
                Income Builder Basic Income                                               19.72%
                --------------------------------------------------------------------------------------------------------------------
                Income Builder Moderate Income                                            28.22%
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Conservative Fund                                       22.71%
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate                                                24.18%
                Conservative Fund
------------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - March 30, 2007                  Page 180

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           PERCENT
                         SHAREHOLDER NAME,                                                                                 OF FUND
   FUND                    CITY AND STATE                     CLASS A  CLASS B  CLASS C  CLASS I   CLASS R4(a)  CLASS Y  (if greater
                                                                                                                           than 25%)
------------------------------------------------------------------------------------------------------------------------------------
Core Bond       IDS Life Insurance Company,                                                            9.30%
                Minneapolis, MN
                --------------------------------------------------------------------------------------------------------------------
                Charles Schwab                                12.60%                                  90.70%
                --------------------------------------------------------------------------------------------------------------------
                Jack L. and Joy A. Hershberger,                                   8.03%
                Grand Blanc, MI
                --------------------------------------------------------------------------------------------------------------------
                Frank S. Gregory, Derry, NH                                       6.99%
                --------------------------------------------------------------------------------------------------------------------
                Constance T. Gerardi,                                             6.74%
                Libertyville, IL
                --------------------------------------------------------------------------------------------------------------------
                Dorothy J. Hostetler, Hobart, IN                                  5.37%
                --------------------------------------------------------------------------------------------------------------------
                Troy Crow, Yakima, WA                                             5.32%
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Conservative Fund                                        16.88%                          78.86%(c)
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate Fund                                            42.21%
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate                                                 26.93%
                Aggressive Fund
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate                                                  9.67%
                Conservative Fund
------------------------------------------------------------------------------------------------------------------------------------
Disciplined     Portfolio Builder Aggressive Fund                                          17.27%
Equity          --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate Fund                                            17.20%
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate                                                 28.01%
                Aggressive Fund
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Total Equity Fund                                        18.79%
                --------------------------------------------------------------------------------------------------------------------
                Ameriprise Trust Company                                                              99.24%
------------------------------------------------------------------------------------------------------------------------------------
Disciplined     Ameriprise Financial                          93.90%    16.02%   100.00%              85.93%               93.60%(c)
Small           --------------------------------------------------------------------------------------------------------------------
and Mid Cap     Charles Schwab                                                                        14.07%
Equity          --------------------------------------------------------------------------------------------------------------------
                Caroline and Frank Milano,                              13.08%
                Massapequa, NY
                --------------------------------------------------------------------------------------------------------------------
                Davida M. Pearson, La Habra, CA                         12.93%
                --------------------------------------------------------------------------------------------------------------------
                William R. and Mary R. Nordstrom,                       11.95%
                Omaha, NE
                --------------------------------------------------------------------------------------------------------------------
                Lynn M. Mc Nish, Eau Claire, WI                          8.89%
                --------------------------------------------------------------------------------------------------------------------
                Mario and Vincenza Scotto,                               5.58%
                Du Bois, PA
                --------------------------------------------------------------------------------------------------------------------
                Harold D. and Charlene R. Vote,                          5.38%
                Evansville, IN
                --------------------------------------------------------------------------------------------------------------------
                Sandra E. Gibson, Hollywood, FL                          5.33%
                --------------------------------------------------------------------------------------------------------------------
                Thomas E. and Gail A. Kushka,                            5.22%
                Springfield, MA
                --------------------------------------------------------------------------------------------------------------------
                Retirement Plus 2010                                                        8.78%
                --------------------------------------------------------------------------------------------------------------------
                Retirement Plus 2020                                                       15.61%
                --------------------------------------------------------------------------------------------------------------------
                Retirement Plus 2030                                                       13.36%
                --------------------------------------------------------------------------------------------------------------------
                Retirement Plus 2040                                                       51.70%
------------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - March 30, 2007                  Page 181

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           PERCENT
                         SHAREHOLDER NAME,                                                                                 OF FUND
   FUND                    CITY AND STATE                     CLASS A  CLASS B  CLASS C  CLASS I   CLASS R4(a)  CLASS Y  (if greater
                                                                                                                           than 25%)
------------------------------------------------------------------------------------------------------------------------------------
Disciplined     Ameriprise Financial                          84.33%             33.71%              100.00%              86.91%(c)
Small           --------------------------------------------------------------------------------------------------------------------
Cap Value       Brenda W. and David N. Moses,                           6.64%
                Minneapolis, MN
                --------------------------------------------------------------------------------------------------------------------
                Robert K. and Sandra L. Orr,                            5.36%
                Springvale, ME
                --------------------------------------------------------------------------------------------------------------------
                Kenneth and Donna Oaks, Bedford,                        5.24%
                NH
                --------------------------------------------------------------------------------------------------------------------
                Jack M. and Marsha H. Clark, Apple                               35.25%
                Valley, CA
                --------------------------------------------------------------------------------------------------------------------
                Ernest E. and Carol A. Boyce,                                    15.73%
                Southfield, MI
                --------------------------------------------------------------------------------------------------------------------
                Robert and Lynn M. Schuster,                                     15.31%
                Richardson, TX
                --------------------------------------------------------------------------------------------------------------------
                Income Builder Basic Income                                                18.60%
                --------------------------------------------------------------------------------------------------------------------
                Income Builder Enhanced Income                                             35.78%
                --------------------------------------------------------------------------------------------------------------------
                Income Builder Moderate Income                                             45.36%
------------------------------------------------------------------------------------------------------------------------------------
Floating Rate   Charles Schwab                                65.26%                                  83.11%
                --------------------------------------------------------------------------------------------------------------------
                Ameriprise Financial                                                                  16.89%
                --------------------------------------------------------------------------------------------------------------------
                Earl and Sue Ellen Barton,                                        5.01%
                Temperance, MI
                --------------------------------------------------------------------------------------------------------------------
                Income Builder Basic Income                                                11.40%
                --------------------------------------------------------------------------------------------------------------------
                Income Builder Enhanced Income                                             29.15%
                --------------------------------------------------------------------------------------------------------------------
                Income Builder Moderate Income                                             34.10%
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Aggressive Fund                                           5.14%
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate Fund                                             6.65%
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate                                                 11.35%
                Aggressive Fund
------------------------------------------------------------------------------------------------------------------------------------
Growth          Charles Schwab                                 8.01%
                --------------------------------------------------------------------------------------------------------------------
                Ameriprise Trust Company                                                              98.77%
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Aggressive Fund                                          19.90%
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate Fund                                            19.67%
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate                                                 32.17%
                Aggressive Fund
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate                                                  5.19%
                Conservative Fund
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Total Equity Fund                                        21.17%
------------------------------------------------------------------------------------------------------------------------------------
Income          Charles Schwab                                17.46%                                  96.85%
Opportunities   --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Aggressive Fund                                          12.12%                         27.36%(c)
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate Fund                                            59.30%
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate                                                 20.80%
                Aggressive Fund
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate                                                  7.77%
                Conservative Fund
------------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - March 30, 2007                  Page 182

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           PERCENT
                         SHAREHOLDER NAME,                                                                                 OF FUND
   FUND                    CITY AND STATE                     CLASS A  CLASS B  CLASS C  CLASS I   CLASS R4(a)  CLASS Y  (if greater
                                                                                                                           than 25%)
------------------------------------------------------------------------------------------------------------------------------------
Inflation       Charles Schwab                                17.95%
Protected       --------------------------------------------------------------------------------------------------------------------
Securities      IDS Life Insurance Company,                                                          100.00%
                Minneapolis, MN
                --------------------------------------------------------------------------------------------------------------------
                Income Builder Moderate                                                     5.67%                         53.97%(c)
                Income Fund
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Aggressive Fund                                           5.15%
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Conservative Fund                                         5.03%
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate Fund                                            31.08%
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate                                                 37.88%
                Aggressive Fund
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate                                                 10.97%
                Conservative Fund
------------------------------------------------------------------------------------------------------------------------------------
Large Cap       Ameriprise Trust Company                                                              91.29%
Equity          --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Aggressive Fund                                          19.89%
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate Fund                                            19.70%
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate                                                 32.25%
                Aggressive Fund
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate                                                  5.16%
                Conservative Fund
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Total Equity Fund                                        21.64%
------------------------------------------------------------------------------------------------------------------------------------
Large Cap       Charles Schwab                                14.49%                                  65.23%
Value           --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Aggressive Fund                                          19.71%
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate Fund                                            19.64%
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate                                                 32.18%
                Aggressive Fund
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate                                                  5.15%
                Conservative Fund
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Total Equity Fund                                        21.86%
                --------------------------------------------------------------------------------------------------------------------
                Ameriprise Financial                                                                  34.77%
------------------------------------------------------------------------------------------------------------------------------------
Limited         Charles Schwab                                20.06%
Duration Bond   --------------------------------------------------------------------------------------------------------------------
                John W. and Cecelia E. Kramar,                                   14.35%
                Hacienda Hgts, CA
                --------------------------------------------------------------------------------------------------------------------
                Michael N. Stanley,                                               6.62%
                Palm Springs, CA
                --------------------------------------------------------------------------------------------------------------------
                Rita R. and Lawrence E. Dale,                                     5.48%
                Barstow, CA
                --------------------------------------------------------------------------------------------------------------------
                Donald and Elizabeth L. Snow,                                     5.30%
                Derry, NH
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Conservative Fund                                        41.92%
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate                                                 57.56%
                Conservative Fund
                --------------------------------------------------------------------------------------------------------------------
                Ameriprise Financial                                                                 100.00%              43.28%(c)
------------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - March 30, 2007                  Page 183

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           PERCENT
                         SHAREHOLDER NAME,                                                                                 OF FUND
   FUND                    CITY AND STATE                     CLASS A  CLASS B  CLASS C  CLASS I   CLASS R4(a)  CLASS Y  (if greater
                                                                                                                           than 25%)
------------------------------------------------------------------------------------------------------------------------------------
FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
------------------------------------------------------------------------------------------------------------------------------------
California      Linda A. Wochnik, Sierra Madre, CA                      7.38%
Tax-Exempt(d)   --------------------------------------------------------------------------------------------------------------------
                Ameriprise Financial                                                                             100.00%
                --------------------------------------------------------------------------------------------------------------------
                Arthur Mendel and Dorothy Mendel                                  8.18%
                as the Trustees of the Dorothy M.
                Mendel Irrev. Trust, Richmond, CA
------------------------------------------------------------------------------------------------------------------------------------
Diversified     Charles Schwab                                6.47%
Bond            --------------------------------------------------------------------------------------------------------------------
                Ameriprise Trust Company                                                              96.67%
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Aggressive Fund                                        13.09%
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate Fund                                          37.93%
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate                                               34.23%
                Aggressive Fund
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate                                               11.87%
                Conservative Fund
------------------------------------------------------------------------------------------------------------------------------------
Massachusetts   Charles Schwab                                5.73%
Tax-Exempt(d)   --------------------------------------------------------------------------------------------------------------------
                Ameriprise Financial                                                                             100.00%
                --------------------------------------------------------------------------------------------------------------------
                June P. Venette and Norman E.                                    15.53%
                Venette as the Trustees of the
                Norman E. Venette Revocable
                Trust, Orange, MA
                --------------------------------------------------------------------------------------------------------------------
                Rita Hashem, Tewksbury, MA                                        8.72%
                --------------------------------------------------------------------------------------------------------------------
                Alphonse A. Di Nardo and                                          7.30%
                Linda Di Nardo, Leominster, MA
                --------------------------------------------------------------------------------------------------------------------
                Kevin H. and Nancy A. Aiken, Athol,                               6.94%
                MA
                --------------------------------------------------------------------------------------------------------------------
                Charles M. and Carol A. Breau,                                    6.51%
                Clinton, MA
                --------------------------------------------------------------------------------------------------------------------
                Lillian R. Sanford, Haverhill, MA                                 6.48%
------------------------------------------------------------------------------------------------------------------------------------
Michigan        Ameriprise Financial                                                                             100.00%
Tax-Exempt(d)   --------------------------------------------------------------------------------------------------------------------
                Donald E. Baker and Stephen E.                          5.95%
                Baker, Dearborn Hts, MI
                --------------------------------------------------------------------------------------------------------------------
                Chester V. Mysliwiec and                                5.73%
                Rose M. Mysliwiec as the Trustees
                of the Rose M. Mysliwiec Living
                Trust, Grand Rapids, MI
                --------------------------------------------------------------------------------------------------------------------
                Barry J. Fishman and                                              7.52%
                Teresa A. McMahon, as Trustees
                for the Barry J. Fishman Living
                Trust, Ann Arbor, MI
                --------------------------------------------------------------------------------------------------------------------
                Francis D. and Isabel S. Kinser,                                  5.63%
                Waterford, MI
                --------------------------------------------------------------------------------------------------------------------
                Carl L. and Marian A. Beaver, Riga,                               5.57%
                MI
                --------------------------------------------------------------------------------------------------------------------
                Lorne R. and Vivian T. Trainor, Erie,                             5.38%
                MI
------------------------------------------------------------------------------------------------------------------------------------
Minnesota       Ameriprise Financial                                                                             100.00%
Tax-Exempt(d)
------------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - March 30, 2007                  Page 184

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           PERCENT
                         SHAREHOLDER NAME,                                                                                 OF FUND
   FUND                    CITY AND STATE                     CLASS A  CLASS B  CLASS C  CLASS I   CLASS R4(a)  CLASS Y  (if greater
                                                                                                                           than 25%)
------------------------------------------------------------------------------------------------------------------------------------
New York        Charles Schwab                                 5.48%
Tax-Exempt(d)   --------------------------------------------------------------------------------------------------------------------
                Ameriprise Financial                                                                             100.00%
                --------------------------------------------------------------------------------------------------------------------
                Charles D. Adler and Judith E.                                   7.23%
                Adler, New York, NY
                --------------------------------------------------------------------------------------------------------------------
                Ena S. Ryan, Brooklyn, NY                                        5.31%
                --------------------------------------------------------------------------------------------------------------------
                Arthur Ezersky and Sandra                                        5.01%
                Ezersky, Woodbury, NY
------------------------------------------------------------------------------------------------------------------------------------
Ohio            Ameriprise Financial                                                                             100.00%
Tax-Exempt(d)   --------------------------------------------------------------------------------------------------------------------
                Richard L. Sears, Parma, OH                                      8.21%
                --------------------------------------------------------------------------------------------------------------------
                Joseph A. Sears, Berea, OH                                       8.21%
                --------------------------------------------------------------------------------------------------------------------
                James N. Sears, Columbus, OH                                     8.21%
                --------------------------------------------------------------------------------------------------------------------
                David A. Sears, Brunswick, OH                                    5.82%
                --------------------------------------------------------------------------------------------------------------------
                George and Ophelia M. Hill,                                      5.40%
                Cincinnati, OH
------------------------------------------------------------------------------------------------------------------------------------
FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
------------------------------------------------------------------------------------------------------------------------------------
Balanced        Ameriprise Trust Company                                                              99.77%
------------------------------------------------------------------------------------------------------------------------------------
Diversified     Charles Schwab                                24.59%
Equity Income   --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Aggressive Fund                                         19.70%
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate Fund                                           20.02%
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate                                                32.41%
                Aggressive Fund
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate                                                 5.50%
                Conservative Fund
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Total Equity Fund                                       20.82%
                --------------------------------------------------------------------------------------------------------------------
                Ameriprise Trust Company                                                              57.21%
                --------------------------------------------------------------------------------------------------------------------
                Wells Fargo Bank, Minneapolis, MN                                                     16.44%
                --------------------------------------------------------------------------------------------------------------------
                Holland American Life, Minneapolis,                                                   12.93%
                MN
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value   Charles Schwab                                35.80%
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Aggressive Fund                                         19.58%
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate Fund                                           20.04%
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate                                                32.58%
                Aggressive Fund
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate                                                 5.41%
                Conservative Fund
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Total Equity Fund                                       20.78%
                --------------------------------------------------------------------------------------------------------------------
                Ameriprise Trust Company                                                              78.84%
                --------------------------------------------------------------------------------------------------------------------
                John Hancock Life Insurance                                                           12.41%
                Company, Buffalo, NY
------------------------------------------------------------------------------------------------------------------------------------
Strategic       Charles Schwab                                 9.08%                                  16.25%
Allocation      --------------------------------------------------------------------------------------------------------------------
                Ameriprise Trust Company                                                              83.75%
------------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - March 30, 2007                  Page 185

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           PERCENT
                         SHAREHOLDER NAME,                                                                                 OF FUND
   FUND                    CITY AND STATE                     CLASS A  CLASS B  CLASS C  CLASS I   CLASS R4(a)  CLASS Y  (if greater
                                                                                                                           than 25%)
------------------------------------------------------------------------------------------------------------------------------------
FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
------------------------------------------------------------------------------------------------------------------------------------
Absolute        Ameriprise Financial                         100.00%   100.00%   100.00%             100.00%               100%(c)
Return          --------------------------------------------------------------------------------------------------------------------
Currency and    Income Builder Enhanced Income                                             8.84%
Income          --------------------------------------------------------------------------------------------------------------------
                Income Builder Moderate Income                                            10.20%
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Aggressive Fund                                         13.09%
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate Fund                                           21.28%
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate                                                26.60%
                Aggressive Fund
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Total Equity Fund                                       11.73%
------------------------------------------------------------------------------------------------------------------------------------
Disciplined     Ameriprise Financial                          85.29%              25.45%              49.24%             97.48%(c)
International   --------------------------------------------------------------------------------------------------------------------
Equity          Charles Schwab                                                                        50.76%
                --------------------------------------------------------------------------------------------------------------------
                Income Builder Enhanced Income                                            24.75%
                --------------------------------------------------------------------------------------------------------------------
                Income Builder Moderate Income                                            23.18%
                --------------------------------------------------------------------------------------------------------------------
                Income Builder Basic Income                                               10.12%
                --------------------------------------------------------------------------------------------------------------------
                Retirement Plus 2040                                                       7.94%
                --------------------------------------------------------------------------------------------------------------------
                Retirement Plus 2020                                                       7.61%
                --------------------------------------------------------------------------------------------------------------------
                Retirement Plus 2030                                                       6.99%
                --------------------------------------------------------------------------------------------------------------------
                Retirement Plus 2025                                                       5.98%
                --------------------------------------------------------------------------------------------------------------------
                Corine and Cornelius Armstrong,                                    7.17%
                Chicago, IL
                --------------------------------------------------------------------------------------------------------------------
                Michelle, Aaron and Joshua                                        23.66%
                Flanery, Roseville, CA
                --------------------------------------------------------------------------------------------------------------------
                Jon L. and Patricia M. Worthing,                                  35.34%
                Santa Clarita, CA
                --------------------------------------------------------------------------------------------------------------------
                Diana T. and Murray R. Johnson,                          8.26%
                La Grange, IL
                --------------------------------------------------------------------------------------------------------------------
                Betty C. Russell, Orlando, FL                            7.93%
                --------------------------------------------------------------------------------------------------------------------
                Timothy and Gayle A. Callahan,                           6.70%
                Liberty Twp, OH
                --------------------------------------------------------------------------------------------------------------------
                Lois and Harvey Retzloff, Chicago,                       5.86%
                IL
                --------------------------------------------------------------------------------------------------------------------
                Drew R. and Madelyn H. Miller,                           5.68%
                Bloomsburg, PA
                --------------------------------------------------------------------------------------------------------------------
                Audree J. Schmidt, Stockton, CA                          5.37%
                --------------------------------------------------------------------------------------------------------------------
                Byron G. Lee and Audrey Y.                               5.15%
                Williams-Lee, Oak Park, IL
------------------------------------------------------------------------------------------------------------------------------------
Emerging        Ameriprise Trust Company                                                              78.55%
Markets         --------------------------------------------------------------------------------------------------------------------
                Charles Schwab                                14.93%                                  21.45%
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Aggressive Fund                                         19.94%
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate Fund                                           20.32%
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate                                                33.06%
                Aggressive Fund
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Conservative Fund                                        5.51%
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Total Equity Fund                                       21.13%
------------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - March 30, 2007                  Page 186

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           PERCENT
                         SHAREHOLDER NAME,                                                                                 OF FUND
   FUND                    CITY AND STATE                     CLASS A  CLASS B  CLASS C  CLASS I   CLASS R4(a)  CLASS Y  (if greater
                                                                                                                           than 25%)
------------------------------------------------------------------------------------------------------------------------------------
Emerging        Ameriprise Financial                         84.83%              19.61%               70.59%              95.94%(c)
Markets Bond    --------------------------------------------------------------------------------------------------------------------
                Richard J. and Rita A. Barse,                          9.41%
                New Haven, CT
                --------------------------------------------------------------------------------------------------------------------
                Paul F. and Maureen M. Bultinck,                       5.38%
                Mishawaka, IN
                --------------------------------------------------------------------------------------------------------------------
                Kimberly S. and Scott E. Duerr,                                  14.41%
                Sulphur Springs, TX
                --------------------------------------------------------------------------------------------------------------------
                Wesley W. Smith, Houston, TX                                     13.49%
                --------------------------------------------------------------------------------------------------------------------
                Jane A. O'Rourke and Frank K.                                    11.94%
                O'Hara, Hallowell, ME
                --------------------------------------------------------------------------------------------------------------------
                Terry I. and Valerie G. Hansen,                                  11.90%
                Midvale, UT
                --------------------------------------------------------------------------------------------------------------------
                Carl J. and Ruth E. Allrich,                                     11.47%
                St. Charles, MO
                --------------------------------------------------------------------------------------------------------------------
                Michael and Lisa Fischer, Fremont,                               10.21%
                CA
                --------------------------------------------------------------------------------------------------------------------
                Income Builder Enhanced Income                                             36.16%
                --------------------------------------------------------------------------------------------------------------------
                Income Builder Moderate Income                                             49.26%
                --------------------------------------------------------------------------------------------------------------------
                Income Builder Basic Income                                                12.60%
------------------------------------------------------------------------------------------------------------------------------------
European        Ameriprise Financial                                                      100.00%     50.90%
Equity          --------------------------------------------------------------------------------------------------------------------
                Charles Schwab                               12.95%                                   49.10%
                --------------------------------------------------------------------------------------------------------------------
                Marilyn O. Matthews Trust,                                        7.79%
                Pasadena, CA
------------------------------------------------------------------------------------------------------------------------------------
Global Bond     Charles Schwab                               14.40%                                  100.00%
                --------------------------------------------------------------------------------------------------------------------
                Income Builder Basic Income                                                 6.37%
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate Fund                                            32.49%                         30.38%(c)
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate                                                 38.68%
                Aggressive Fund
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate                                                 10.79%
                Conservative Fund
------------------------------------------------------------------------------------------------------------------------------------
Global Equity   Ameriprise Trust Company                                                              85.55%
                --------------------------------------------------------------------------------------------------------------------
                Charles Schwab                               14.01%
                --------------------------------------------------------------------------------------------------------------------
                Met Life Securities, Inc.,                                                             9.33%
                Jersey City, NJ
------------------------------------------------------------------------------------------------------------------------------------
Global          Ameriprise Financial                                                      100.00%
Technology      --------------------------------------------------------------------------------------------------------------------
                Ameriprise Trust Company                                                              73.88%
                --------------------------------------------------------------------------------------------------------------------
                Charles Schwab                               13.94%                                   26.03%
------------------------------------------------------------------------------------------------------------------------------------
International   Charles Schwab                               13.83%                                   97.78%
Aggressive      --------------------------------------------------------------------------------------------------------------------
Growth          Portfolio Builder Aggressive Fund                                          19.61%                         25.69%(c)
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate Fund                                            20.04%
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate                                                 32.44%
                Aggressive Fund
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate                                                  5.44%
                Conservative Fund
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Total Equity Fund                                        20.78%
------------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - March 30, 2007                  Page 187

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           PERCENT
                         SHAREHOLDER NAME,                                                                                 OF FUND
   FUND                    CITY AND STATE                     CLASS A  CLASS B  CLASS C  CLASS I   CLASS R4(a)  CLASS Y  (if greater
                                                                                                                           than 25%)
------------------------------------------------------------------------------------------------------------------------------------
International   Ameriprise Financial                                                                 7.78%                 35.19%(c)
Equity          --------------------------------------------------------------------------------------------------------------------
                Charles Schwab                                11.64%                                92.22%
                --------------------------------------------------------------------------------------------------------------------
                Daniel and Linda L. Miklovic,                                    5.60%
                St. Louis, MO
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Aggressive Fund                                        19.58%
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate Fund                                          20.07%
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate                                               32.43%
                Aggressive Fund
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate                                                5.43%
                Conservative Fund
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Total Equity Fund                                      20.78%
------------------------------------------------------------------------------------------------------------------------------------
International   Charles Schwab                                13.36%                                 77.43%
Opportunity     --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Aggressive Fund                                        19.60%
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate Fund                                          20.03%
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate                                               32.46%
                Aggressive Fund
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate                                                5.43%
                Conservative Fund
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Total Equity Fund                                      20.79%
                --------------------------------------------------------------------------------------------------------------------
                Met Life, Jersey City, NJ                                                            22.57%
------------------------------------------------------------------------------------------------------------------------------------
International   Charles Schwab                                21.33%                                 98.79%
Select Value    --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Aggressive Fund                                        19.56%
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate Fund                                          20.07%
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate                                               32.45%
                Aggressive Fund
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate                                                5.44%
                Conservative Fund
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Total Equity Fund                                      20.78%
------------------------------------------------------------------------------------------------------------------------------------
International   Ameriprise Financial                                                                 18.27%
Small Cap       --------------------------------------------------------------------------------------------------------------------
                Charles Schwab                                16.46%                                 81.73%
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Aggressive Fund                                        19.45%
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate Fund                                          20.07%
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate                                               32.61%
                Aggressive Fund
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Moderate                                                5.34%
                Conservative Fund
                --------------------------------------------------------------------------------------------------------------------
                Portfolio Builder Total Equity Fund                                      20.74%
------------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - March 30, 2007                  Page 188

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           PERCENT
                         SHAREHOLDER NAME,                                                                                 OF FUND
   FUND                    CITY AND STATE                     CLASS A  CLASS B  CLASS C  CLASS I   CLASS R4(a)  CLASS Y  (if greater
                                                                                                                           than 25%)
------------------------------------------------------------------------------------------------------------------------------------
FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
------------------------------------------------------------------------------------------------------------------------------------
Intermediate    Charles Schwab                                9.90%
Tax-Exempt      --------------------------------------------------------------------------------------------------------------------
                Ameriprise Financial                                                                              100.00%
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap         Charles Schwab                                5.29%
Growth          --------------------------------------------------------------------------------------------------------------------
                Ameriprise Trust Company                                                              56.81%
                --------------------------------------------------------------------------------------------------------------------
                GWFS Equities Inc.,                                                                   24.73%
                Greenwood Village, CO
                --------------------------------------------------------------------------------------------------------------------
                Charles Schwab Trust Co.,                                                             16.91%
                San Francisco, CA
                --------------------------------------------------------------------------------------------------------------------
                Ameriprise Financial                                                     100.00%
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt      J. Hayley Stephens, Calhoun, GA                                  6.73%
Bond            --------------------------------------------------------------------------------------------------------------------
                Ameriprise Financial                                                                              100.00%
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt      Ameripise Financial                                                                               100.00%
High Income
------------------------------------------------------------------------------------------------------------------------------------
FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt      None
Money Market
------------------------------------------------------------------------------------------------------------------------------------

(a)   Effective Dec. 11, 2006 Class Y was renamed Class R4.


(b) Charles Schwab holds of record 100% of Class D shares and 16.48% of Class E shares and Ameriprise Trust Company holds 83.30% of Class E shares.


(c) Combination of Ameriprise Financial initial capital and affiliated funds-of-funds' investments in Class I shares.

(d)   The fund changed its fiscal year end in 2006 from June 30 to Aug. 31.
      The information shown is as of Aug. 31, 2006.

A fund may serve as an underlying investment of funds-of-funds that principally invest in shares of other RiverSource funds (the underlying funds). The underlying funds and the funds-of-funds share the same officers, Board members, and investment manager, RiverSource Investments. The funds-of-funds do not invest in an underlying fund for the purpose of exercising management or control; however, from time to time, investments by the funds-of-funds in a fund may represent a significant portion of a fund. Because the funds-of-funds may own a substantial portion of the shares of a fund, procedures have been put into place to assure that public shareholders will determine the outcome of all actions taken at underlying fund shareholder meetings. In proxy voting, the funds-of-funds will vote on each proposal in the same proportion that other shareholders vote on the proposal.

In addition, Ameriprise Financial or an affiliate may own shares of a fund as a result of an initial capital investment at the inception of the fund or class. To the extent RiverSource Investments, as manager of the funds-of-funds, may be deemed a beneficial owner of the shares of an underlying fund held by the funds-of-funds, and such shares, together with any initial capital investment by Ameriprise Financial or an affiliate represent more than 25% of a fund, RiverSource Investments and its affiliated companies may be deemed to control the fund.



Statement of Additional Information - March 30, 2007                  Page 189

INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to our motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Discovery is currently set to end in March 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.



Statement of Additional Information - March 30, 2007                  Page 190

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements contained in a fund's Annual Report were audited by the independent registered public accounting firm, KPMG LLP, 4200 Wells Fargo Center, 90 S. Seventh St., Minneapolis, MN 55402-3900. The independent registered public accounting firm also provides other accounting and tax-related services as requested by the fund.



Statement of Additional Information - March 30, 2007                  Page 191

                                                                    APPENDIX A

                            DESCRIPTION OF RATINGS

STANDARD & POOR'S LONG-TERM DEBT RATINGS

A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

      o Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

      o     Nature of and provisions of the obligation.

      o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE

Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay



Statement of Additional Information - March 30, 2007                  Page 192
principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY'S LONG-TERM DEBT RATINGS

Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa -- Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds that are rated Ba are judged to have speculative elements -- their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.



Statement of Additional Information - March 30, 2007                  Page 193

FITCH'S LONG-TERM DEBT RATINGS

Fitch's bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.



Statement of Additional Information - March 30, 2007                  Page 194

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

SHORT-TERM RATINGS

STANDARD & POOR'S COMMERCIAL PAPER RATINGS

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

STANDARD & POOR'S MUNI BOND AND NOTE RATINGS

An S&P municipal bond or note rating reflects the liquidity factors and market-access risks unique to these instruments. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3  Speculative capacity to pay principal and interest.

Municipal bond rating symbols and definitions are as follows:

Standard & Poor's rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor's rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor's rating SP-3 indicates speculative capacity to pay principal and interest.



Statement of Additional Information - March 30, 2007                  Page 195

MOODY'S SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Issuers rated Prime-l (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-l repayment ability will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

MOODY'S SHORT-TERM MUNI BONDS AND NOTES

Short-term municipal bonds and notes are rated by Moody's. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody's MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody's MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody's MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody's MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.



Statement of Additional Information - March 30, 2007                  Page 196

FITCH'S SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

Fitch short-term ratings are as follows:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S:Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.


Statement of Additional Information - March 30, 2007                  Page 197

                                                                    APPENDIX B

                            STATE TAX-EXEMPT FUNDS
                              STATE RISK FACTORS

California Tax-Exempt Fund, Massachusetts Tax-Exempt Fund, Michigan Tax-Exempt Fund, Minnesota Tax-Exempt Fund, New York Tax-Exempt Fund and Ohio Tax-Exempt Fund invest primarily in the municipal securities issued by a single state and political sub-divisions that state. Each Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. This vulnerability to factors affecting the state's tax-exempt investments will be significantly greater than that of more geographically diversified funds, which may result in greater losses and volatility. Because of the relatively small number of issuers of tax-exempt securities, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss by investing in a few issuers than a fund that invests more broadly. At times, the Fund and other accounts managed by the investment manager may own all or most of the debt of a particular issuer. This concentration of ownership may make it more difficult to sell, or to determine the fair value of, these investments. In addition, a Fund may concentrate in a segment of the tax-exempt debt market, such as revenue bonds for health care facilities, housing or airports. These investments may cause the value of a fund's shares to change more than the values of funds' shares that invest in more diversified investments. The yields on the securities in which the Fund invests generally are dependent on a variety of factors, including the financial condition of the issuer or other obligor, the revenue source from which the debt service is payable, general economic and monetary conditions, conditions in the relevant market, the size of a particular issue, the maturity of the obligation, and the rating of the issue. In addition to such factors, geographically concentrated securities will experience particular sensitivity to local conditions, including political and economic changes, adverse conditions to an industry significant to the area, and other developments within a particular locality. Because many tax-exempt bonds may be revenue or general obligations of local governments or authorities, ratings on tax-exempt bonds may be different from the ratings given to the general obligation bonds of a particular state.

Certain events may adversely affect all investments within a particular market segment of the market. Examples include litigation, legislation or court decisions, concerns about pending or contemplated litigation, legislation or court decisions, or lower demand for the services or products provided by a particular market segment. Investing mostly in state-specific tax-exempt investments makes the Fund more vulnerable to that state's economy and to factors affecting tax-exempt issuers in that state than would be true for more geographically diversified funds. These risks include, among others:

      o the inability or perceived inability of a government authority to collect sufficient tax or other revenues to meet its payment obligations;

      o     natural disasters and ecological or environmental concerns;

      o the introduction of constitutional or statutory limits on a tax-exempt issuer's ability to raise revenues or increase taxes;

      o the inability of an issuer to pay interest on or repay principal or securities in which the funds invest during recessionary periods; and

      o economic or demographic factors that may cause a decrease in tax or other revenues for a government authority or for private operators of publicly financed facilities.

More information about state specific risks may be available from official state resources.



Statement of Additional Information - March 30, 2007                  Page 198

                                                                    APPENDIX C

                              S&P 500 INDEX FUND

                ADDITIONAL INFORMATION ABOUT THE S&P 500 INDEX

The Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which are determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund's shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of Fund shares.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN (THE S&P INDEX) AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, ITS SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


                                                               S-6500 V (3/07)


Statement of Additional Information - March 30, 2007                  Page 199

INVESTMENTS IN AFFILIATED FUNDS

RiverSource Portfolio Builder Conservative Fund

JAN. 31, 2007

(Percentages represent value of investments compared to net assets)

FIXED INCOME FUNDS (68.3%)(b)

                                                    SHARES        VALUE(a)
GLOBAL BOND (1.1%)
RiverSource Global Bond Fund                        206,682    $    1,341,364
-----------------------------------------------------------------------------

INFLATION PROTECTED SECURITIES (7.3%)
RiverSource Inflation Protected Securities Fund     949,104         9,044,964
-----------------------------------------------------------------------------

INVESTMENT GRADE (59.9%)
RiverSource Core Bond Fund                        2,858,819        27,215,959
RiverSource Limited Duration Bond Fund            3,019,701        29,079,720
RiverSource Short Duration U.S. Government Fund   3,752,618        17,787,409
                                                               --------------
Total                                                              74,083,088
-----------------------------------------------------------------------------

TOTAL FIXED INCOME FUNDS
(Cost: $85,168,611)                                            $   84,469,416
-----------------------------------------------------------------------------

EQUITY FUNDS (25.5%)(b)

                                                    SHARES        VALUE(a)
DIVIDEND INCOME (0.8%)
RiverSource Dividend Opportunity Fund               103,535    $      941,131
-----------------------------------------------------------------------------

INTERNATIONAL (5.6%)
RiverSource International Aggressive Growth Fund    251,545         2,178,381
RiverSource International Equity Fund               155,126         1,182,056
RiverSource International Opportunity Fund          179,091         1,812,404
RiverSource International Select Value Fund         140,874         1,517,213
RiverSource International Small Cap Fund             28,815           244,348
                                                               --------------
Total                                                               6,934,402
-----------------------------------------------------------------------------

REAL ESTATE (1.1%)
RiverSource Real Estate Fund                         73,282         1,357,911
-----------------------------------------------------------------------------

U.S. LARGE CAP (15.4%)
RiverSource Disciplined Equity Fund                 585,127         4,183,661
RiverSource Diversified Equity Income Fund          132,690         1,715,688
RiverSource Fundamental Growth Fund                 532,493         3,493,152
RiverSource Fundamental Value Fund                  176,944         1,176,678
RiverSource Growth Fund                             164,952         5,499,501
RiverSource Large Cap Equity Fund                   281,766         1,693,414
RiverSource Large Cap Value Fund                     41,731           238,284
RiverSource Value Fund                              217,592         1,179,347
                                                               --------------
Total                                                              19,179,725
-----------------------------------------------------------------------------

U.S. MID CAP (1.4%)
RiverSource Aggressive Growth Fund                  141,178         1,243,778
RiverSource Mid Cap Value Fund                       26,128           239,068
RiverSource Select Value Fund                        41,617           227,231
                                                               --------------
Total                                                               1,710,077
-----------------------------------------------------------------------------

EQUITY FUNDS (CONTINUED)

                                                    SHARES        VALUE(a)
U.S. SMALL CAP (0.9%)
RiverSource Small Cap Growth Fund                   141,233    $      697,689
RiverSource Small Cap Value Fund                     61,726           383,315
                                                               --------------
Total                                                               1,081,004
-----------------------------------------------------------------------------

U.S. SMALL-MID CAP (0.3%)
RiverSource Disciplined Small and Mid Cap
   Equity Fund                                       31,152           318,369
-----------------------------------------------------------------------------

TOTAL EQUITY FUNDS
(Cost: $29,008,811)                                            $   31,522,619
-----------------------------------------------------------------------------

ALTERNATIVE INVESTMENTS (1.0%)(b)

                                                    SHARES        VALUE(a)
RiverSource Absolute Return Currency and Income
   Fund                                             122,437    $    1,248,862
-----------------------------------------------------------------------------

TOTAL ALTERNATIVE INVESTMENTS
(Cost: $1,223,253)                                             $    1,248,862
-----------------------------------------------------------------------------

CASH EQUIVALENTS (5.2%)(b)

                                                    SHARES        VALUE(a)
MONEY MARKET
RiverSource Cash Management Fund                  6,425,589    $    6,425,589
-----------------------------------------------------------------------------

TOTAL CASH EQUIVALENTS
(Cost: $6,425,589)                                             $    6,425,589
-----------------------------------------------------------------------------

TOTAL INVESTMENTS IN AFFILIATED FUNDS
(Cost: $121,826,264)(c)                                        $  123,666,486
=============================================================================

See accompanying notes to investments in securities.


-----------------------------------------------------------------------------

RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 ANNUAL REPORT 43


RiverSource Portfolio Builder Conservative Fund

NOTES TO INVESTMENTS IN AFFILIATED FUNDS

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Investments in Underlying Affiliated Funds -- See Note 6 to the financial statements.

(c) At Jan. 31, 2007, the cost of securities for federal income tax purposes was $122,286,330 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                     $2,153,193
      Unrealized depreciation                                       (773,037)
      -----------------------------------------------------------------------
      Net unrealized appreciation                                 $1,380,156
      -----------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling
      1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.


-----------------------------------------------------------------------------

44 RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 ANNUAL REPORT

INVESTMENTS IN AFFILIATED FUNDS

RiverSource Portfolio Builder Moderate Conservative Fund

JAN. 31, 2007

(Percentages represent value of investments compared to net assets)

FIXED INCOME FUNDS (55.9%)(b)

                                                    SHARES        VALUE(a)
FLOATING RATE (0.6%)
RiverSource Floating Rate Fund                      165,427    $    1,665,854
-----------------------------------------------------------------------------

GLOBAL BOND (5.8%)
RiverSource Global Bond Fund                      2,520,191        16,356,040
-----------------------------------------------------------------------------

HIGH YIELD (2.7%)
RiverSource Income Opportunities Fund               718,938         7,520,095
-----------------------------------------------------------------------------

INFLATION PROTECTED SECURITIES (6.9%)
RiverSource Inflation Protected Securities Fund   2,051,790        19,553,555
-----------------------------------------------------------------------------

INVESTMENT GRADE (39.9%)
RiverSource Core Bond Fund                        1,724,170        16,414,103
RiverSource Diversified Bond Fund                 6,883,181        33,245,765
RiverSource Limited Duration Bond Fund            4,279,238        41,209,060
RiverSource Short Duration U.S. Government Fund   4,529,282        21,468,799
                                                               --------------
Total                                                             112,337,727
-----------------------------------------------------------------------------

TOTAL FIXED INCOME FUNDS
(Cost: $159,401,137)                                           $  157,433,271
-----------------------------------------------------------------------------

EQUITY FUNDS (40.5%)(b)

                                                    SHARES        VALUE(a)
DIVIDEND INCOME (1.2%)
RiverSource Dividend Opportunity Fund               382,112    $    3,473,395
-----------------------------------------------------------------------------

INTERNATIONAL (9.1%)
RiverSource Emerging Markets Fund                   228,906         2,341,713
RiverSource International Aggressive Growth Fund    845,980         7,326,187
RiverSource International Equity Fund               516,544         3,936,064
RiverSource International Opportunity Fund          600,935         6,081,462
RiverSource International Select Value Fund         472,751         5,091,527
RiverSource International Small Cap Fund             96,242           816,132
                                                               --------------
Total                                                              25,593,085
-----------------------------------------------------------------------------

REAL ESTATE (1.1%)
RiverSource Real Estate Fund                        166,169         3,079,118
-----------------------------------------------------------------------------

U.S. LARGE CAP (25.1%)
RiverSource Disciplined Equity Fund               2,158,685        15,434,599
RiverSource Diversified Equity Income Fund          487,504         6,303,424
RiverSource Fundamental Growth Fund               1,960,142        12,858,530
RiverSource Fundamental Value Fund                  651,016         4,329,256
RiverSource Growth Fund                             607,485        20,253,566
RiverSource Large Cap Equity Fund                 1,037,090         6,232,911
RiverSource Large Cap Value Fund                    148,855           849,960
RiverSource Value Fund                              800,459         4,338,485
                                                               --------------
Total                                                              70,600,731
-----------------------------------------------------------------------------

EQUITY FUNDS (CONTINUED)

                                                    SHARES        VALUE(a)
U.S. MID CAP (2.2%)
RiverSource Aggressive Growth Fund                  516,387    $    4,549,366
RiverSource Mid Cap Value Fund                       92,763           848,786
RiverSource Select Value Fund                       146,888           802,008
                                                               --------------
Total                                                               6,200,160
-----------------------------------------------------------------------------

U.S. SMALL CAP (1.4%)
RiverSource Small Cap Growth Fund                   524,264         2,589,863
RiverSource Small Cap Value Fund                    233,308         1,448,846
                                                               --------------
Total                                                               4,038,709
-----------------------------------------------------------------------------

U.S. SMALL-MID CAP (0.4%)
RiverSource Disciplined Small and Mid Cap Equity
   Fund                                             115,857         1,184,061
-----------------------------------------------------------------------------

TOTAL EQUITY FUNDS
(Cost: $104,075,443)                                           $  114,169,259
-----------------------------------------------------------------------------

ALTERNATIVE INVESTMENTS (1.0%)(b)

                                                    SHARES        VALUE(a)
RiverSource Absolute Return Currency and Income
   Fund                                             277,995    $    2,835,551
-----------------------------------------------------------------------------

TOTAL ALTERNATIVE INVESTMENTS
(Cost: $2,778,761)                                             $    2,835,551
-----------------------------------------------------------------------------

CASH EQUIVALENTS (2.6%)(b)

                                                    SHARES        VALUE(a)
MONEY MARKET
RiverSource Cash Management Fund                  7,458,411    $    7,458,411
-----------------------------------------------------------------------------

TOTAL CASH EQUIVALENTS
(Cost: $7,458,411)                                             $    7,458,411
-----------------------------------------------------------------------------

TOTAL INVESTMENTS IN AFFILIATED FUNDS
(Cost: $273,713,752)(c)                                        $  281,896,492
-----------------------------------------------------------------------------

See accompanying notes to investments in securities.


-----------------------------------------------------------------------------

RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 ANNUAL REPORT 45


RiverSource Portfolio Builder Moderate Conservative Fund

NOTES TO INVESTMENTS IN AFFILIATED FUNDS

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Investments in Underlying Affiliated Funds -- See Note 6 to the financial statements.

(c) At Jan. 31, 2007, the cost of securities for federal income tax purposes was $274,248,132 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                   $  9,918,530
      Unrealized depreciation                                     (2,270,170)
      -----------------------------------------------------------------------
      Net unrealized appreciation                               $  7,648,360
      -----------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling
      1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.


-----------------------------------------------------------------------------

46 RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 ANNUAL REPORT

INVESTMENTS IN AFFILIATED FUNDS

RiverSource Portfolio Builder Moderate Fund

JAN. 31, 2007

(Percentages represent value of investments compared to net assets)

FIXED INCOME FUNDS (44.5%)(b)

                                                    SHARES        VALUE(a)
FLOATING RATE (0.7%)
RiverSource Floating Rate Fund                       549,449   $    5,532,955
-----------------------------------------------------------------------------

GLOBAL BOND (6.2%)
RiverSource Global Bond Fund                       7,757,136       50,343,811
-----------------------------------------------------------------------------

HIGH YIELD (7.6%)
RiverSource Income Opportunities Fund              5,958,303       62,323,844
-----------------------------------------------------------------------------

INFLATION PROTECTED SECURITIES (7.9%)
RiverSource Inflation Protected Securities
   Fund                                            6,797,288       64,778,154
-----------------------------------------------------------------------------

INVESTMENT GRADE (22.1%)
RiverSource Core Bond Fund                         6,628,878       63,106,922
RiverSource Diversified Bond Fund                 24,204,953      116,909,924
                                                               --------------
Total                                                             180,016,846
-----------------------------------------------------------------------------

TOTAL FIXED INCOME FUNDS
(Cost: $366,382,783)                                           $  362,995,610
-----------------------------------------------------------------------------

EQUITY FUNDS (53.5%)(b)

                                                     SHARES       VALUE(a)
DIVIDEND INCOME (1.6%)
RiverSource Dividend Opportunity Fund              1,435,259   $   13,046,501
-----------------------------------------------------------------------------

INTERNATIONAL (11.8%)
RiverSource Emerging Markets Fund                    862,971        8,828,197
RiverSource International Aggressive Growth Fund   3,174,168       27,488,291
RiverSource International Equity Fund              1,952,039       14,874,536
RiverSource International Opportunity Fund         2,268,321       22,955,404
RiverSource International Select Value Fund        1,780,996       19,181,322
RiverSource International Small Cap Fund             366,443        3,107,438
                                                               --------------
Total                                                              96,435,188
-----------------------------------------------------------------------------

REAL ESTATE (2.2%)
RiverSource Real Estate Fund                         957,321       17,739,154
-----------------------------------------------------------------------------

U.S. LARGE CAP (32.6%)
RiverSource Disciplined Equity Fund                8,135,869       58,171,463
RiverSource Diversified Equity Income Fund         1,842,750       23,826,752
RiverSource Fundamental Growth Fund                7,385,828       48,451,034
RiverSource Fundamental Value Fund                 2,461,766       16,370,745
RiverSource Growth Fund                            2,288,057       76,283,816
RiverSource Large Cap Equity Fund                  3,903,219       23,458,345
RiverSource Large Cap Value Fund                     572,072        3,266,534
RiverSource Value Fund                             3,026,505       16,403,656
                                                               --------------
Total                                                             266,232,345
-----------------------------------------------------------------------------

EQUITY FUNDS (CONTINUED)

                                                     SHARES       VALUE(a)
U.S. MID CAP (2.9%)
RiverSource Aggressive Growth Fund                 1,949,827   $   17,177,981
RiverSource Mid Cap Value Fund                       356,543        3,262,365
RiverSource Select Value Fund                        559,451        3,054,602
                                                               --------------
Total                                                              23,494,948
-----------------------------------------------------------------------------

U.S. SMALL CAP (1.9%)
RiverSource Small Cap Growth Fund                  1,964,170        9,702,999
RiverSource Small Cap Value Fund                     860,498        5,343,690
                                                               --------------
Total                                                              15,046,689
-----------------------------------------------------------------------------

U.S. SMALL-MID CAP (0.5%)
RiverSource Disciplined Small and Mid Cap
   Equity Fund                                       431,639        4,411,346
-----------------------------------------------------------------------------

TOTAL EQUITY FUNDS
(Cost: $397,160,584)                                           $  436,406,171
-----------------------------------------------------------------------------

ALTERNATIVE INVESTMENTS (2.0%)(b)

                                                     SHARES       VALUE(a)
RiverSource Absolute Return Currency
  and Income Fund                                  1,602,308   $   16,343,540
-----------------------------------------------------------------------------

TOTAL ALTERNATIVE INVESTMENTS
(Cost: $16,023,547)                                            $   16,343,540
-----------------------------------------------------------------------------

CASH EQUIVALENTS (--%)(b)

                                                     SHARES       VALUE(a)
MONEY MARKET
RiverSource Cash Management Fund                          16   $           16
-----------------------------------------------------------------------------

TOTAL CASH EQUIVALENTS
(Cost: $16)                                                    $           16
-----------------------------------------------------------------------------

TOTAL INVESTMENTS IN AFFILIATED FUNDS
(Cost: $779,566,930)(c)                                        $  815,745,337
=============================================================================

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 ANNUAL REPORT 47


RiverSource Portfolio Builder Moderate Fund

NOTES TO INVESTMENTS IN AFFILIATED FUNDS

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Investments in Underlying Affiliated Funds -- See Note 6 to the financial statements.

(c) At Jan. 31, 2007, the cost of securities for federal income tax purposes was $780,893,392 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                  $   39,679,800
      Unrealized depreciation                                      (4,827,855)
      ------------------------------------------------------------------------
      Net unrealized appreciation                              $   34,851,945
      ------------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.


------------------------------------------------------------------------------

48 RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 ANNUAL REPORT

INVESTMENTS IN AFFILIATED FUNDS

RiverSource Portfolio Builder Moderate Aggressive Fund

JAN. 31, 2007

(Percentages represent value of investments compared to net assets)

EQUITY FUNDS (68.5%)(b)

                                                    SHARES        VALUE(a)
DIVIDEND INCOME (2.1%)
RiverSource Dividend Opportunity Fund              2,342,258   $   21,291,124
-----------------------------------------------------------------------------

INTERNATIONAL (15.3%)
RiverSource Emerging Markets Fund                  1,414,897       14,474,394
RiverSource International Aggressive Growth Fund   5,178,146       44,842,745
RiverSource International Equity Fund              3,178,454       24,219,821
RiverSource International Opportunity Fund         3,696,845       37,412,068
RiverSource International Select Value Fund        2,904,574       31,282,261
RiverSource International Small Cap Fund             598,778        5,077,640
                                                               --------------
Total                                                             157,308,929
-----------------------------------------------------------------------------

REAL ESTATE (2.2%)
RiverSource Real Estate Fund                       1,206,057       22,348,229
-----------------------------------------------------------------------------

U.S. LARGE CAP (42.1%)
RiverSource Disciplined Equity Fund               13,265,366       94,847,370
RiverSource Diversified Equity Income Fund         3,005,892       38,866,189
RiverSource Fundamental Growth Fund               12,054,105       79,074,931
RiverSource Fundamental Value Fund                 4,006,864       26,645,644
RiverSource Growth Fund                            3,728,650      124,313,207
RiverSource Large Cap Equity Fund                  6,360,645       38,227,476
RiverSource Large Cap Value Fund                     900,673        5,142,841
RiverSource Value Fund                             4,919,160       26,661,847
                                                               --------------
Total                                                             433,779,505
-----------------------------------------------------------------------------

U.S. MID CAP (3.7%)
RiverSource Aggressive Growth Fund                 3,180,127       28,016,921
RiverSource Mid Cap Value Fund                       583,881        5,342,512
RiverSource Select Value Fund                        914,246        4,991,782
                                                               --------------
Total                                                              38,351,215
-----------------------------------------------------------------------------

U.S. SMALL CAP (2.4%)
RiverSource Small Cap Growth Fund                  3,193,147       15,774,148
RiverSource Small Cap Value Fund                   1,405,597        8,728,760
                                                               --------------
Total                                                              24,502,908
-----------------------------------------------------------------------------

U.S. SMALL-MID CAP (0.7%)
RiverSource Disciplined Small and Mid Cap
   Equity Fund                                       707,825        7,233,975
-----------------------------------------------------------------------------

TOTAL EQUITY FUNDS
(Cost: $642,802,427)                                           $  704,815,885
-----------------------------------------------------------------------------

FIXED INCOME FUNDS (29.6%)(b)

                                                    SHARES        VALUE(a)
FLOATING RATE (0.9%)
RiverSource Floating Rate Fund                       916,020   $    9,224,322
-----------------------------------------------------------------------------

GLOBAL BOND (5.9%)
RiverSource Global Bond Fund                       9,305,815       60,394,738
-----------------------------------------------------------------------------

HIGH YIELD (2.1%)
RiverSource Income Opportunities Fund              2,060,278       21,550,512
-----------------------------------------------------------------------------

INFLATION PROTECTED SECURITIES (6.8%)
RiverSource Inflation Protected Securities
   Fund                                            7,293,754       69,509,476
-----------------------------------------------------------------------------

INVESTMENT GRADE (13.9%)
RiverSource Core Bond Fund                         5,092,700       48,482,505
RiverSource Diversified Bond Fund                 19,688,718       95,096,507
                                                               --------------
Total                                                             143,579,012
-----------------------------------------------------------------------------

TOTAL FIXED INCOME FUNDS
(Cost: $307,222,610)                                           $  304,258,060
-----------------------------------------------------------------------------

ALTERNATIVE INVESTMENTS (2.0%)(b)

                                                     SHARES       VALUE(a)
RiverSource Absolute Return Currency
   and Income Fund                                 2,018,336   $   20,587,028
-----------------------------------------------------------------------------

TOTAL ALTERNATIVE INVESTMENTS
(Cost: $20,185,375)                                            $   20,587,028
-----------------------------------------------------------------------------

CASH EQUIVALENTS (--%)(b)

                                                     SHARES       VALUE(a)
MONEY MARKET
RiverSource Cash Management Fund                          16   $           16
-----------------------------------------------------------------------------

TOTAL CASH EQUIVALENTS
(Cost: $16)                                                    $           16
-----------------------------------------------------------------------------

TOTAL INVESTMENTS IN AFFILIATED FUNDS
(Cost: $970,210,428)(c)                                        $1,029,660,989
=============================================================================

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 ANNUAL REPORT 49


RiverSource Portfolio Builder Moderate Aggressive Fund

NOTES TO INVESTMENTS IN AFFILIATED FUNDS

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Investments in Underlying Affiliated Funds -- See Note 6 to the financial statements.

(c) At Jan. 31, 2007, the cost of securities for federal income tax purposes was $972,446,826 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                  $   63,119,997
      Unrealized depreciation                                      (5,905,834)
      ------------------------------------------------------------------------
      Net unrealized appreciation                              $   57,214,163
      ------------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.


------------------------------------------------------------------------------

50 RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 ANNUAL REPORT

INVESTMENTS IN AFFILIATED FUNDS

RiverSource Portfolio Builder Aggressive Fund

JAN. 31, 2007

(Percentages represent value of investments compared to net assets)

EQUITY FUNDS (83.2%)(b)

                                                     SHARES       VALUE(a)
DIVIDEND INCOME (2.5%)
RiverSource Dividend Opportunity Fund              1,422,514   $   12,930,655
-----------------------------------------------------------------------------

INTERNATIONAL (18.7%)
RiverSource Emerging Markets Fund                    856,665        8,763,678
RiverSource International Aggressive Growth Fund   3,138,180       27,176,637
RiverSource International Equity Fund              1,927,534       14,687,812
RiverSource International Opportunity Fund         2,243,257       22,701,757
RiverSource International Select Value Fund        1,758,502       18,939,064
RiverSource International Small Cap Fund             363,813        3,085,137
                                                               --------------
Total                                                              95,354,085
-----------------------------------------------------------------------------

REAL ESTATE (2.2%)
RiverSource Real Estate Fund                         596,556       11,054,179
-----------------------------------------------------------------------------

U.S. LARGE CAP (51.5%)
RiverSource Disciplined Equity Fund                8,052,137       57,572,779
RiverSource Diversified Equity Income Fund         1,821,193       23,548,025
RiverSource Fundamental Growth Fund                7,308,244       47,942,081
RiverSource Fundamental Value Fund                 2,437,126       16,206,886
RiverSource Growth Fund                            2,265,622       75,535,851
RiverSource Large Cap Equity Fund                  3,859,602       23,196,209
RiverSource Large Cap Value Fund                     560,749        3,201,874
RiverSource Value Fund                             2,996,017       16,238,414
                                                               --------------
Total                                                             263,442,119
-----------------------------------------------------------------------------

U.S. MID CAP (4.6%)
RiverSource Aggressive Growth Fund                 1,930,747       17,009,879
RiverSource Mid Cap Value Fund                       351,729        3,218,321
RiverSource Select Value Fund                        555,736        3,034,321
                                                               --------------
Total                                                              23,262,521
-----------------------------------------------------------------------------

U.S. SMALL CAP (2.9%)
RiverSource Small Cap Growth Fund                  1,945,022        9,608,410
RiverSource Small Cap Value Fund                     845,898        5,253,029
                                                               --------------
Total                                                              14,861,439
-----------------------------------------------------------------------------

U.S. SMALL-MID CAP (0.8%)
RiverSource Disciplined Small and Mid Cap
   Equity Fund                                       424,727        4,340,710
-----------------------------------------------------------------------------

TOTAL EQUITY FUNDS
(Cost: $387,755,120)                                           $  425,245,708
-----------------------------------------------------------------------------

FIXED INCOME FUNDS (14.8%)(b)

                                                     SHARES       VALUE(a)
FLOATING RATE (0.7%)
RiverSource Floating Rate Fund                       377,484   $    3,801,263
-----------------------------------------------------------------------------

GLOBAL BOND (0.9%)
RiverSource Global Bond Fund                         690,261        4,479,792
-----------------------------------------------------------------------------

HIGH YIELD (2.2%)
RiverSource Income Opportunities Fund              1,091,603       11,418,163
-----------------------------------------------------------------------------

INFLATION PROTECTED SECURITIES (2.5%)
RiverSource Inflation Protected
   Securities Fund                                 1,332,984       12,703,337
-----------------------------------------------------------------------------

INVESTMENT GRADE (8.5%)
RiverSource Core Bond Fund                           866,830        8,252,222
RiverSource Diversified Bond Fund                  3,633,851       17,551,500
RiverSource Short Duration U.S.
   Government Fund                                 3,648,848       17,295,540
                                                               --------------
Total                                                              43,099,262
-----------------------------------------------------------------------------

TOTAL FIXED INCOME FUNDS
(Cost: $75,224,056)                                            $   75,501,817
-----------------------------------------------------------------------------

ALTERNATIVE INVESTMENTS (2.0%)(b)

                                                      SHARES      VALUE(a)
RiverSource Absolute Return Currency and
   Income Fund                                       998,095   $   10,180,566
-----------------------------------------------------------------------------

TOTAL ALTERNATIVE INVESTMENTS
(Cost: $9,980,775)                                             $   10,180,566
-----------------------------------------------------------------------------

CASH EQUIVALENTS (--%)(b)

                                                      SHARES      VALUE(a)
MONEY MARKET
RiverSource Cash Management Fund                          16   $           16
-----------------------------------------------------------------------------

TOTAL CASH EQUIVALENTS
(Cost: $16)                                                    $           16
-----------------------------------------------------------------------------

TOTAL INVESTMENTS IN AFFILIATED FUNDS
(Cost: $472,959,967)(c)                                        $  510,928,107
=============================================================================

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 ANNUAL REPORT 51


RiverSource Portfolio Builder Aggressive Fund

NOTES TO INVESTMENTS IN AFFILIATED FUNDS

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Investments in Underlying Affiliated Funds -- See Note 6 to the financial statements.

(c) At Jan. 31, 2007, the cost of securities for federal income tax purposes was $473,893,069 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                   $ 38,283,336
      Unrealized depreciation                                     (1,248,298)
      -----------------------------------------------------------------------
      Net unrealized appreciation                               $ 37,035,038
      -----------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(ii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.


------------------------------------------------------------------------------

52 RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 ANNUAL REPORT

INVESTMENTS IN AFFILIATED FUNDS

RiverSource Portfolio Builder Total Equity Fund

JAN. 31, 2007

(Percentages represent value of investments compared to net assets)

EQUITY FUNDS (98.0%)(b)

                                                     SHARES       VALUE(a)
DIVIDEND INCOME (3.0%)
RiverSource Dividend Opportunity Fund              1,538,003   $   13,980,447
-----------------------------------------------------------------------------

INTERNATIONAL (22.1%)
RiverSource Emerging Markets Fund                    924,094        9,453,487
RiverSource International Aggressive Growth Fund   3,393,259       29,385,623
RiverSource International Equity Fund              2,081,692       15,862,497
RiverSource International Opportunity Fund         2,423,846       24,529,322
RiverSource International Select Value Fund        1,901,448       20,478,592
RiverSource International Small Cap Fund             393,504        3,336,911
                                                               --------------
Total                                                             103,046,432
-----------------------------------------------------------------------------

REAL ESTATE (2.2%)
RiverSource Real Estate Fund                         543,873       10,077,961
-----------------------------------------------------------------------------

U.S. LARGE CAP (60.9%)
RiverSource Disciplined Equity Fund                8,703,145       62,227,487
RiverSource Diversified Equity Income Fund         1,969,660       25,467,699
RiverSource Fundamental Growth Fund                7,902,095       51,837,745
RiverSource Fundamental Value Fund                 2,631,072       17,496,629
RiverSource Growth Fund                            2,445,797       81,542,856
RiverSource Large Cap Equity Fund                  4,168,260       25,051,241
RiverSource Large Cap Value Fund                     609,469        3,480,067
RiverSource Value Fund                             3,234,192       17,529,322
                                                               --------------
Total                                                             284,633,046
-----------------------------------------------------------------------------

U.S. MID CAP (5.4%)
RiverSource Aggressive Growth Fund                 2,086,981       18,386,302
RiverSource Mid Cap Value Fund                       382,277        3,497,838
RiverSource Select Value Fund                        599,071        3,270,930
                                                               --------------
Total                                                              25,155,070
-----------------------------------------------------------------------------

EQUITY FUNDS (CONTINUED)

                                                     SHARES       VALUE(a)
U.S. SMALL CAP (3.4%)
RiverSource Small Cap Growth Fund                  2,097,573   $   10,362,011
RiverSource Small Cap Value Fund                     916,269        5,690,031
                                                               --------------
Total                                                              16,052,042
-----------------------------------------------------------------------------

U.S. SMALL-MID CAP (1.0%)
RiverSource Disciplined Small and Mid Cap
   Equity Fund                                       462,540        4,727,157
-----------------------------------------------------------------------------

TOTAL EQUITY FUNDS
(Cost: $419,892,422)                                           $  457,672,155
-----------------------------------------------------------------------------

ALTERNATIVE INVESTMENTS (2.0%)(b)

                                                      SHARES      VALUE(a)
RiverSource Absolute Return Currency and
   Income Fund                                       910,071   $    9,282,727
-----------------------------------------------------------------------------

TOTAL ALTERNATIVE INVESTMENTS
(Cost: $9,102,876)                                             $    9,282,727
-----------------------------------------------------------------------------

CASH EQUIVALENTS (--%)(b)

                                                      SHARES      VALUE(a)
MONEY MARKET
RiverSource Cash Management Fund                          13   $           13
-----------------------------------------------------------------------------

TOTAL CASH EQUIVALENTS
(Cost: $13)                                                    $           13
-----------------------------------------------------------------------------

TOTAL INVESTMENTS IN AFFILIATED FUNDS
(Cost: $428,995,311)(c)                                        $  466,954,895
=============================================================================

NOTES TO INVESTMENTS IN AFFILIATED FUNDS

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Investments in Underlying Affiliated Funds -- See Note 6 to the financial statements.

(c) At Jan. 31, 2007, the cost of securities for federal income tax purposes was $430,076,989 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                    $ 37,926,052
      Unrealized depreciation                                      (1,048,146)
      ------------------------------------------------------------------------
      Net unrealized appreciation                                $ 36,877,906
      ------------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.


------------------------------------------------------------------------------

RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 ANNUAL REPORT 53

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES

                                                                                                 RIVERSOURCE
                                                                              RIVERSOURCE      PORTFOLIO BUILDER     RIVERSOURCE
                                                                           PORTFOLIO BUILDER       MODERATE       PORTFOLIO BUILDER
                                                                             CONSERVATIVE        CONSERVATIVE         MODERATE
JAN. 31, 2007                                                                    FUND                FUND               FUND
ASSETS
Investments in affiliated funds, at value (Note 1)
   (identified cost $121,826,264, $273,713,752
   and $779,566,930, respectively)                                          $   123,666,486    $   281,896,492     $   815,745,337
Cash in bank on demand deposit                                                          143                 --                  --
Capital shares receivable                                                           123,083            119,781             517,315
Dividends receivable                                                                 82,565            138,864             306,028
Receivable for investments sold                                                      65,452                 --              51,059
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                    123,937,729        282,155,137         816,619,739
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                               26,962            208,203             270,489
Payable for investments purchased                                                        --              4,885                  --
Accrued distribution fee                                                              1,697              3,644               9,983
Accrued transfer agency fee                                                             371                842               2,677
Accrued administrative services fee                                                      68                154                 445
Other accrued expenses                                                               44,659             54,932              93,985
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                    73,757            272,660             377,579
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                          $   123,863,972    $   281,882,477     $   816,242,160
====================================================================================================================================
REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                    $       118,879    $       260,092     $       719,385
Additional paid-in capital                                                      120,407,692        267,992,488         760,033,346
Undistributed net investment income                                                 203,460            360,545             794,439
Accumulated net realized gain (loss)                                              1,293,719          5,086,612          18,516,583
Unrealized appreciation (depreciation) on investments                             1,840,222          8,182,740          36,178,407
------------------------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to
   outstanding capital stock                                                $   123,863,972    $   281,882,477     $   816,242,160
====================================================================================================================================
Net assets applicable to outstanding shares:            Class A             $    82,673,511    $   197,884,478     $   600,269,888
                                                        Class B             $    35,957,945    $    70,978,040     $   188,670,967
                                                        Class C             $     5,208,785    $    12,991,707     $    27,189,749
                                                        Class R4            $        23,731    $        28,252     $       111,556
Outstanding shares of capital stock:                    Class A shares            7,926,810         18,243,067          52,846,837
                                                        Class B shares            3,458,347          6,562,786          16,679,954
                                                        Class C shares              500,413          1,200,747           2,401,836
                                                        Class R4 shares               2,296              2,615               9,835
Net asset value per share                               Class A             $         10.43    $         10.85     $         11.36
                                                        Class B             $         10.40    $         10.82     $         11.31
                                                        Class C             $         10.41    $         10.82     $         11.32
                                                        Class R4            $         10.34    $         10.80     $         11.34

------------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


--------------------------------------------------------------------------------

54 RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES

                                                                             RIVERSOURCE
                                                                           PORTFOLIO BUILDER     RIVERSOURCE         RIVERSOURCE
                                                                               MODERATE       PORTFOLIO BUILDER   PORTFOLIO BUILDER
                                                                              AGGRESSIVE         AGGRESSIVE         TOTAL EQUITY
                                                                                 FUND              FUND                FUND
JAN. 31, 2007
ASSETS
Investments in affiliated funds, at value (Note 1)
   (identified cost $970,210,428, $472,959,967
   and $428,995,311, respectively)                                         $  1,029,660,989     $  510,928,107     $  466,954,895
Cash in bank on demand deposit                                                          437                 --                 --
Capital shares receivable                                                         1,231,601            666,737            581,116
Dividends receivable                                                                222,159             69,379                 --
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                  1,031,115,186        511,664,223        467,536,011
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                              348,582            148,331             38,227
Payable for investments purchased                                                 1,309,140            584,239            482,114
Accrued distribution fee                                                             11,662              5,744              5,274
Accrued transfer agency fee                                                           4,093              2,269              2,064
Accrued administrative services fee                                                     561                278                254
Accrued plan administrative services fee                                                  2                  1                  1
Other accrued expenses                                                              146,255             78,078             70,876
-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                 1,820,295            818,940            598,810
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                         $  1,029,294,891     $  510,845,283     $  466,937,201
===================================================================================================================================
REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                   $        878,030     $      419,305     $      370,830
Additional paid-in capital                                                      939,553,655        454,134,202        410,305,707
Undistributed net investment income                                                 259,272            528,767            261,022
Accumulated net realized gain (loss)                                             29,153,373         17,794,869         18,040,058
Unrealized appreciation (depreciation) on investments                            59,450,561         37,968,140         37,959,584
-----------------------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to
   outstanding capital stock                                               $  1,029,294,891     $  510,845,283     $  466,937,201
===================================================================================================================================
Net assets applicable to outstanding shares:            Class A            $    801,243,094     $  400,073,034     $  364,207,385
                                                        Class B            $    202,093,816     $   98,479,846     $   91,174,410
                                                        Class C            $     25,618,875     $   12,215,638     $   11,361,042
                                                        Class R4           $        339,106     $       76,765     $      194,364
Outstanding shares of capital stock:                    Class A shares           68,285,569         32,781,390         28,873,885
                                                        Class B shares           17,295,309          8,131,609          7,283,997
                                                        Class C shares            2,193,231          1,011,229            909,754
                                                        Class R4 shares              28,867              6,275             15,365
Net asset value per share                               Class A            $          11.73     $        12.20     $        12.61
                                                        Class B            $          11.68     $        12.11     $        12.52
                                                        Class C            $          11.68     $        12.08     $        12.49
                                                        Class R4           $          11.75     $        12.23     $        12.65
-----------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


--------------------------------------------------------------------------------

RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 ANNUAL REPORT 55

STATEMENTS OF OPERATIONS

                                                                                                 RIVERSOURCE
                                                                             RIVERSOURCE          PORTFOLIO           RIVERSOURCE
                                                                              PORTFOLIO            BUILDER             PORTFOLIO
                                                                               BUILDER            MODERATE              BUILDER
                                                                            CONSERVATIVE         CONSERVATIVE          MODERATE
YEAR ENDED JAN. 31, 2007                                                         FUND               FUND                 FUND
INVESTMENT INCOME
Income:
Income distributions from underlying affiliated funds                        $  4,564,437       $   8,665,577       $  21,339,738
-----------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Distribution fee
   Class A                                                                        195,700             434,923           1,248,370
   Class B                                                                        362,205             681,066           1,685,146
   Class C                                                                         57,303             117,115             222,324
Transfer agency fee
   Class A                                                                         82,636             191,597             614,136
   Class B                                                                         40,928              79,838             223,519
   Class C                                                                          6,487              13,642              29,616
   Class R4                                                                            20                  24                  71
Service fee -- Class R4                                                                19                  23                  58
Administrative services fees and expenses                                          24,051              50,763             138,034
Plan administration services fee -- Class R4                                            8                  10                  38
Custodian fees                                                                        650                 529                 252
Printing and postage                                                               53,750              40,590             118,430
Registration fees                                                                  60,654              78,548             105,665
Audit fees                                                                         17,000              17,000              17,000
Other                                                                               2,734               3,948               4,869
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                    904,145           1,709,616           4,407,528
-----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                 3,660,292           6,955,961          16,932,210
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Sales of underlying affiliated funds (Note 3)                                  460,447           2,932,541           9,707,629
   Capital gain distributions from underlying funds                             1,936,680           7,070,003          26,378,848
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                         2,397,127          10,002,544          36,086,477
Net change in unrealized appreciation (depreciation) on investments               507,078           2,096,321          12,237,068
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                  2,904,205          12,098,865          48,323,545
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations              $  6,564,497       $  19,054,826       $  65,255,755
===================================================================================================================================

See accompanying notes to financial statements.


--------------------------------------------------------------------------------

56 RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 ANNUAL REPORT

STATEMENTS OF OPERATIONS

                                                                             RIVERSOURCE
                                                                               PORTFOLIO     RIVERSOURCE     RIVERSOURCE
                                                                               BUILDER         PORTFOLIO      PORTFOLIO
                                                                               MODERATE        BUILDER         BUILDER
                                                                              AGGRESSIVE      AGGRESSIVE    TOTAL EQUITY
YEAR ENDED JAN. 31, 2007                                                         FUND            FUND            FUND
INVESTMENT INCOME
Income:
Income distributions from underlying affiliated funds                       $  21,261,008   $   8,396,598   $   5,171,444
---------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Distribution fee
   Class A                                                                      1,668,911         837,585         733,984
   Class B                                                                      1,749,200         871,878         793,853
   Class C                                                                        202,249          92,112          83,860
Transfer agency fee
   Class A                                                                      1,013,983         568,364         499,964
   Class B                                                                        285,494         158,167         145,074
   Class C                                                                         32,917          16,764          15,218
   Class R4                                                                           365              98             269
Service fee -- Class R4                                                               253              61             168
Administrative services fees and expenses                                         172,602          86,301          76,312
Plan administrative services fees -- Class R4                                         117              26              66
Custodian fees                                                                        300              --             380
Printing and postage                                                              213,811          93,005          82,366
Registration fees                                                                 121,766          98,397          87,244
Audit fees                                                                         17,000          17,000          17,000
Other                                                                               2,483             602           2,589
---------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                  5,481,451       2,840,360       2,538,347
   Expenses waived/reimbursed by the Investment Manager and its
      affiliates (Note 2)                                                              --              --            (736)
---------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                              5,481,451       2,840,360       2,537,611
---------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                15,779,557       5,556,238       2,633,833
---------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Sales of underlying affiliated funds (Note 3)                               14,338,017       8,468,207       9,376,778
   Capital gain distributions from underlying funds                            42,370,711      25,427,420      26,889,869
---------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                        56,708,728      33,895,627      36,266,647
Net change in unrealized appreciation (depreciation) on investments            18,650,178      11,734,828      11,634,233
---------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                 75,358,906      45,630,455      47,900,880
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations             $  91,138,463   $  51,186,693   $  50,534,713
===========================================================================================================================

See accompanying notes to financial statements.


--------------------------------------------------------------------------------

RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 ANNUAL REPORT 57

STATEMENTS OF CHANGES IN NET ASSETS

                                                                RIVERSOURCE                             RIVERSOURCE
                                                   PORTFOLIO BUILDER CONSERVATIVE FUND  PORTFOLIO BUILDER MODERATE CONSERVATIVE FUND
YEAR ENDED JAN. 31,                                        2007               2006                2007                    2006
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                       $   3,660,292      $   2,112,050        $   6,955,961           $   3,882,664
Net realized gain (loss) on investments                   2,397,127          1,854,545           10,002,544               5,373,708
Net change in unrealized appreciation
   (depreciation) on investments                            507,078            436,690            2,096,321               3,398,966
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                        6,564,497          4,403,285           19,054,826              12,655,338
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                            (2,931,166)        (1,562,893)          (6,544,165)             (3,265,173)
      Class B                                            (1,066,953)          (590,988)          (2,006,021)             (1,070,123)
      Class C                                              (161,711)          (111,437)            (352,743)               (169,203)
      Class R4                                                 (909)            (2,107)              (1,045)                   (713)
   Net realized gain
      Class A                                            (1,002,152)          (651,676)          (4,066,268)             (1,742,404)
      Class B                                              (432,145)          (325,633)          (1,497,518)               (774,986)
      Class C                                               (65,455)           (59,482)            (268,454)               (121,220)
      Class R4                                                 (290)              (219)                (598)                   (327)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                      (5,660,781)        (3,304,435)         (14,736,812)             (7,144,149)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                               40,340,620         45,838,996           77,556,420              85,799,511
   Class B shares                                        15,124,864         24,226,238           27,632,101              41,963,380
   Class C shares                                         1,906,426          3,852,826            5,520,842               6,299,354
   Class R4 shares                                               --            261,886                   --                  15,000
Reinvestment of distributions at net asset value
   Class A shares                                         3,766,862          2,102,765           10,262,427               4,823,637
   Class B shares                                         1,440,020            878,885            3,374,881               1,791,897
   Class C shares                                           216,745            165,752              596,335                 283,927
   Class R4 shares                                              666              1,892                  997                     592
Payments for redemptions
   Class A shares                                       (34,855,783)       (15,731,357)         (42,522,290)            (22,478,433)
   Class B shares (Note 2)                              (16,774,307)       (10,072,036)         (26,587,985)            (13,602,381)
   Class C shares (Note 2)                               (3,308,367)        (2,215,232)          (3,835,903)             (2,263,813)
   Class R4 shares                                               --           (250,546)                  --                      --
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital
   share transactions                                     7,857,746         49,060,069           51,997,825             102,632,671
------------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                   8,761,462         50,158,919           56,315,839             108,143,860
Net assets at beginning of year                         115,102,510         64,943,591          225,566,638             117,422,778
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                             $ 123,863,972      $ 115,102,510        $ 281,882,477           $ 225,566,638
====================================================================================================================================
Undistributed net investment income                   $     203,460      $     138,700        $     360,545           $     179,316
------------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


--------------------------------------------------------------------------------

58 RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

                                                                   RIVERSOURCE                          RIVERSOURCE
                                                        PORTFOLIO BUILDER MODERATE FUND   PORTFOLIO BUILDER MODERATE AGGRESSIVE FUND
YEAR ENDED JAN. 31,                                          2007              2006               2007                   2006
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                         $    16,932,210   $   8,817,860      $    15,779,557        $    7,886,225
Net realized gain (loss) on investments                      36,086,477      18,035,210           56,708,728            26,280,636
Net change in unrealized appreciation (depreciation)
   on investments                                            12,237,068      16,254,779           18,650,178            30,467,892
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                65,255,755      43,107,849           91,138,463            64,634,753
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                               (18,771,764)     (8,562,888)         (23,037,107)           (9,310,525)
      Class B                                                (4,952,915)     (2,375,247)          (4,664,835)           (1,788,994)
      Class C                                                  (681,486)       (272,714)            (573,513)             (178,345)
      Class R4                                                   (3,196)           (941)             (10,913)               (1,485)
   Net realized gain
      Class A                                               (15,478,355)     (4,812,633)         (24,804,665)           (7,423,245)
      Class B                                                (4,893,514)     (1,812,518)          (6,264,701)           (2,084,034)
      Class C                                                  (695,987)       (209,384)            (783,357)             (206,868)
      Class R4                                                   (2,919)           (430)             (10,648)               (1,041)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (45,480,136)    (18,046,755)         (60,149,739)          (20,994,537)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                  243,111,397     244,358,052          298,191,225           315,466,812
   Class B shares                                            73,163,841      98,293,484           74,251,004            97,122,425
   Class C shares                                            12,037,386      11,627,052           11,886,968             9,271,547
   Class R4 shares                                               69,646          27,494              438,045               204,739
Reinvestment of distributions at net asset value
   Class A shares                                            33,504,180      13,082,686           47,125,956            16,479,541
   Class B shares                                             9,657,302       4,101,156           10,798,626             3,833,554
   Class C shares                                             1,318,731         465,728            1,312,486               374,666
   Class R4 shares                                                5,382             930               20,772                 2,128
Payments for redemptions
   Class A shares                                          (101,957,239)    (54,445,780)        (119,335,215)          (60,581,130)
   Class B shares (Note 2)                                  (51,495,241)    (27,625,602)         (42,133,528)          (23,842,301)
   Class C shares (Note 2)                                   (5,058,269)     (2,499,694)          (3,638,157)           (1,789,259)
   Class R4 shares                                                   --         (35,950)            (207,360)             (172,666)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                             214,357,116     287,349,556          278,710,822           356,370,056
------------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                     234,132,735     312,410,650          309,699,546           400,010,272
Net assets at beginning of year                             582,109,425     269,698,775          719,595,345           319,585,073
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                               $   816,242,160   $ 582,109,425      $ 1,029,294,891        $  719,595,345
====================================================================================================================================
Undistributed net investment income                     $       794,439   $     351,563      $       259,272        $       80,077
------------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


--------------------------------------------------------------------------------

RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 ANNUAL REPORT 59

STATEMENTS OF CHANGES IN NET ASSETS

                                                                             RIVERSOURCE                    RIVERSOURCE
                                                             PORTFOLIO BUILDER AGGRESSIVE FUND  PORTFOLIO BUILDER TOTAL EQUITY FUND
YEAR ENDED JAN. 31,                                                2007              2006            2007                 2006
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                               $   5,556,238     $   2,299,859    $   2,633,833       $     676,122
Net realized gain (loss) on investments                          33,895,627        15,357,092       36,266,647          14,604,105
Net change in unrealized appreciation (depreciation) on
   investments                                                   11,734,828        20,616,169       11,634,233          21,465,049
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                    51,186,693        38,273,120       50,534,713          36,745,276
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                                   (10,447,859)       (3,645,300)      (8,595,802)         (2,301,106)
      Class B                                                    (1,947,006)         (633,991)      (1,594,912)           (331,036)
      Class C                                                      (258,751)          (53,693)        (204,167)            (34,197)
      Class R4                                                       (2,132)           (1,030)          (4,818)             (1,186)
   Net realized gain
      Class A                                                   (14,537,496)       (4,207,315)     (15,647,564)         (3,674,237)
      Class B                                                    (3,644,644)       (1,225,147)      (4,006,155)         (1,094,621)
      Class C                                                      (445,028)         (101,316)        (475,412)            (99,431)
      Class R4                                                       (2,849)           (1,185)          (8,471)             (1,822)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                             (31,285,765)       (9,868,977)     (30,537,301)         (7,537,636)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                      140,691,525       154,726,302      137,582,533         132,092,654
   Class B shares                                                33,117,133        45,284,359       31,733,651          41,139,582
   Class C shares                                                 6,141,161         3,925,982        5,463,033           3,604,448
   Class R4 shares                                                       --            88,886           49,190             130,023
Reinvestment of distributions at net asset value
   Class A shares                                                24,720,726         7,791,647       24,055,305           5,930,863
   Class B shares                                                 5,548,070         1,845,093        5,541,331           1,411,683
   Class C shares                                                   673,503           149,982          662,570             129,203
   Class R4 shares                                                    4,141             1,854           12,356               2,663
Payments for redemptions
   Class A shares                                               (55,794,740)      (29,147,580)     (44,314,570)        (21,102,216)
   Class B shares (Note 2)                                      (22,474,439)      (10,619,377)     (17,781,182)         (9,391,900)
   Class C shares (Note 2)                                       (1,609,326)       (1,041,604)      (1,299,292)           (550,364)
   Class R4 shares                                                   (4,272)          (72,390)         (60,415)            (44,178)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                                 131,013,482       172,933,154      141,644,510         153,352,461
-----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                         150,914,410       201,337,297      161,641,922         182,560,101
Net assets at beginning of year                                 359,930,873       158,593,576      305,295,279         122,735,178
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                     $ 510,845,283     $ 359,930,873    $ 466,937,201       $ 305,295,279
===================================================================================================================================
Undistributed net investment income                           $     528,767     $          --    $     261,022       $          --
-----------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


--------------------------------------------------------------------------------

60 RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Each Fund is a series of RiverSource Market Advantage Series, Inc. (formerly AXP Market Advantage Series, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. RiverSource Market Advantage Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. Each Fund is a "fund of funds" and seeks to achieve its objective by investing in a combination of underlying affiliated funds* for which RiverSource Investments, LLC (the Investment Manager) or an affiliate acts as investment manager or principal underwriter.

The primary investments of each Fund are as follows:

RiverSource Portfolio Builder Conservative Fund -- invests primarily in fixed income securities.

RiverSource Portfolio Builder Moderate Conservative Fund -- invests primarily in fixed income securities and also invests a moderate amount in equity securities.

RiverSource Portfolio Builder Moderate Fund -- invests in a balance of fixed income and equity securities.

RiverSource Portfolio Builder Moderate Aggressive Fund -- invests primarily in equity securities and also invests a moderate amount in fixed income securities.

RiverSource Portfolio Builder Aggressive Fund -- invests primarily in equity securities and also invests a small amount in fixed income securities.

RiverSource Portfolio Builder Total Equity Fund -- invests primarily in equity securities.

Each Fund offers Class A, Class B, Class C and Class R4 shares.

o     Class A shares are sold with a front-end sales charge.

o     Class B shares may be subject to a contingent deferred sales charge
      (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o     Class C shares may be subject to a CDSC.

o Class R4 shares have no sales charge and are offered only to qualifying institutional investors.

In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement. These changes were effective Dec. 11, 2006.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

* For information on the goals, investment strategies and risks of the underlying funds please refer to Appendix A and B in the Funds' most recent prospectus.

Each Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF INVESTMENTS

Investments in the underlying funds are valued at their net asset value at the close of each business day. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

GUARANTEES AND INDEMNIFICATIONS

Under each Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to each Fund. In addition, certain of each Fund's contracts with its service providers contain general indemnification clauses. Each Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.


--------------------------------------------------------------------------------

RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 ANNUAL REPORT 61

FEDERAL TAXES

Each Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required. Each Fund is treated as a separate entity for federal income tax purposes.

Net investment income and net realized gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principals. Capital accounts within the financial statements are adjusted for permanent book/tax differences. These differences are primarily due to the reclassification of short term capital gains earned in the underlying affiliated funds, capital loss carryforwards and losses due to wash sales and excise tax regulations (post October flip losses). The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Funds.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, accumulated net realized gain (loss) and undistributed net investment income have been increased (decreased), resulting in net reclassification adjustments to additional paid-in capital by the following:

                                                     RIVERSOURCE             RIVERSOURCE              RIVERSOURCE
                                                  PORTFOLIO BUILDER       PORTFOLIO BUILDER        PORTFOLIO BUILDER
                                                  CONSERVATIVE FUND   MODERATE CONSERVATIVE FUND     MODERATE FUND
--------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain (loss)                 $ (565,207)            $ (2,129,242)            $ (7,920,027)
Undistributed net investment income                     565,207                2,129,242                7,920,027
--------------------------------------------------------------------------------------------------------------------
Additional paid-in capital reduction (increase)      $       --             $         --             $         --
--------------------------------------------------------------------------------------------------------------------

                                                        RIVERSOURCE             RIVERSOURCE         RIVERSOURCE
                                                     PORTFOLIO BUILDER       PORTFOLIO BUILDER   PORTFOLIO BUILDER
                                                  MODERATE AGGRESSIVE FUND    AGGRESSIVE FUND    TOTAL EQUITY FUND
------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain (loss)                    $(12,686,006)          $ (7,628,277)       $ (8,026,888)
Undistributed net investment income                       12,686,006              7,628,277           8,026,888
------------------------------------------------------------------------------------------------------------------
Additional paid-in capital reduction (increase)         $         --           $         --        $         --
------------------------------------------------------------------------------------------------------------------

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED JAN. 31,                                   2007         2006
---------------------------------------------------------------------------
RIVERSOURCE PORTFOLIO BUILDER CONSERVATIVE FUND
CLASS A
Distributions paid from:
   Ordinary income ............................   $ 2,942,473   $ 1,853,882
   Long-term capital gain .....................       990,845       360,687
CLASS B
Distributions paid from:
   Ordinary income ............................     1,071,830       736,392
   Long-term capital gain .....................       427,268       180,229
CLASS C
Distributions paid from:
   Ordinary income ............................       162,450       137,997
   Long-term capital gain .....................        64,716        32,922
CLASS R4*
Distributions paid from:
   Ordinary income ............................           912         2,205
   Long-term capital gain .....................           287           121


--------------------------------------------------------------------------------

62 RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 ANNUAL REPORT

YEAR ENDED JAN. 31,                                        2007         2006
--------------------------------------------------------------------------------
RIVERSOURCE PORTFOLIO BUILDER MODERATE CONSERVATIVE
FUND
CLASS A
Distributions paid from:
       Ordinary income ..............................  $ 6,571,227   $ 4,171,678
       Long-term capital gain .......................    4,039,206       835,899
CLASS B
Distributions paid from:
       Ordinary income ..............................    2,015,985     1,473,318
       Long-term capital gain .......................    1,487,554       371,791
CLASS C
Distributions paid from:
       Ordinary income ..............................      354,529       232,269
       Long-term capital gain .......................      266,668        58,154
CLASS R4*
Distributions paid from:
       Ordinary income ..............................        1,049           883
       Long-term capital gain .......................          594           157

RIVERSOURCE PORTFOLIO BUILDER MODERATE FUND
CLASS A
Distributions paid from:
       Ordinary income ..............................   18,858,796    10,935,829
       Long-term capital gain. ......................   15,391,323     2,439,692
CLASS B
Distributions paid from:
       Ordinary income ..............................    4,980,516     3,268,937
       Long-term capital gain .......................    4,865,913       918,828
CLASS C
Distributions paid from:
       Ordinary income ..............................      685,405       375,954
       Long-term capital gain .......................      692,068       106,144
CLASS R4*
Distributions paid from:
       Ordinary income ..............................        3,212         1,153
       Long-term capital gain .......................        2,903           218

RIVERSOURCE PORTFOLIO BUILDER MODERATE AGGRESSIVE FUND
CLASS A
Distributions paid from:
       Ordinary income ..............................   23,172,036    13,034,880
       Long-term capital gain. ......................   24,669,736     3,698,890
CLASS B
Distributions paid from:
       Ordinary income ..............................    4,699,350     2,834,586
       Long-term capital gain .......................    6,230,186     1,038,442
CLASS C
Distributions paid from:
       Ordinary income ..............................      577,341       282,134
       Long-term capital gain .......................      779,529       103,079
CLASS R4*
Distributions paid from:
       Ordinary income ..............................       10,971         2,007
       Long-term capital gain .......................       10,590           519


------------------------------------------------------------------------------

RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 ANNUAL REPORT 63

YEAR ENDED JAN. 31,                                       2007          2006
--------------------------------------------------------------------------------
RIVERSOURCE PORTFOLIO BUILDER AGGRESSIVE FUND
CLASS A
Distributions paid from:
       Ordinary income ..............................  $10,497,488   $ 5,775,966
       Long-term capital gain .......................   14,487,867     2,076,649
CLASS B
Distributions paid from:
       Ordinary income ..............................    1,959,448     1,254,430
       Long-term capital gain .......................    3,632,202       604,708
CLASS C
Distributions paid from:
       Ordinary income ..............................      260,271       105,001
       Long-term capital gain .......................      443,508        50,008
CLASS R4*
Distributions paid from:
       Ordinary income ..............................        2,141         1,630
       Long-term capital gain .......................        2,840           585

RIVERSOURCE PORTFOLIO BUILDER TOTAL EQUITY FUND
CLASS A
Distributions paid from:
       Ordinary income ..............................    8,683,414     4,114,112
       Long-term capital gain. ......................   15,559,952     1,861,231
CLASS B
Distributions paid from:
       Ordinary income ..............................    1,617,348       871,163
       Long-term capital gain .......................    3,983,719       554,494
CLASS C
Distributions paid from:
       Ordinary income ..............................      206,830        83,260
       Long-term capital gain .......................      472,749        50,368
CLASS R4*
Distributions paid from:
       Ordinary income ..............................        4,866         2,085
       Long-term capital gain .......................        8,423           923

*     Effective Dec. 11, 2006, Class Y was renamed Class R4.

At Jan. 31, 2007, the components of distributable earnings on a tax basis for each Fund are as follows:

                                                                                ACCUMULATED     UNREALIZED
                                                               UNDISTRIBUTED     LONG-TERM     APPRECIATION
FUND                                                          ORDINARY INCOME   GAIN (LOSS)   (DEPRECIATION)
------------------------------------------------------------------------------------------------------------
RiverSource Portfolio Builder Conservative Fund ............  $       210,654   $ 1,746,591   $    1,380,156
RiverSource Portfolio Builder Moderate Conservative Fund ...          368,146     5,613,391        7,648,360
RiverSource Portfolio Builder Moderate Fund ................          794,439    19,843,045       34,851,945
RiverSource Portfolio Builder Moderate Aggressive Fund .....          259,272    31,389,771       57,214,163
RiverSource Portfolio Builder Aggressive Fund ..............        2,580,381    16,676,357       37,035,038
RiverSource Portfolio Builder Total Equity Fund ............          261,022    19,121,736       36,877,906

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("SFAS 157"). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of each Fund are being evaluated to determine the impact, if any, to the Funds. The adoption of FIN 48 is not anticipated to have a material impact on the Funds.


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64 RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 ANNUAL REPORT

DIVIDENDS TO SHAREHOLDERS

Dividends from net investment income, declared and distributed quarterly, when available, for RiverSource Portfolio Builder Conservative Fund, RiverSource Portfolio Builder Moderate Conservative Fund, RiverSource Portfolio Builder Moderate Fund and RiverSource Portfolio Builder Moderate Aggressive Fund are reinvested in additional shares of the Fund at net asset value or payable in cash. Dividends from net investment income, declared and paid at the end of the calendar year, when available, for RiverSource Portfolio Builder Aggressive Fund and RiverSource Portfolio Builder Total Equity Fund are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER

Security transactions, normally shares of the underlying funds, are accounted for as of trade date. Income and capital gain distributions from the underlying funds, if any, are recorded on the ex-dividend date. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Administrative Services Agreement, each Fund pays Ameriprise Financial, Inc. (Ameriprise Financial) a fee for administration and accounting services at an annual rate of 0.02% of each Fund's average daily net assets.

Compensation to Board members and certain other core expenses are paid by the affiliated underlying funds in which each Fund invests.

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. Each Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

RiverSource Portfolio Builder Conservative Fund

RiverSource Portfolio Builder Moderate Conservative Fund

o     Class A $20.50

o     Class B $21.50

o     Class C $21.00

RiverSource Portfolio Builder Moderate Fund

RiverSource Portfolio Builder Moderate Aggressive Fund

RiverSource Portfolio Builder Aggressive Fund

RiverSource Portfolio Builder Total Equity Fund

o     Class A $19.50

o     Class B $20.50

o     Class C $20.00

Effective Dec. 11, 2006, as part of the Board's approval to rename Class Y as Class R4, the fee structure under the Transfer Agency Agreement was revised from an account-based fee for Class Y to an asset-based fee for Class R4. Each Fund will pay the Transfer Agent an annual asset-based fee at a rate of 0.05% of each Fund's average daily net assets attributable to Class R4 shares. Prior to Dec. 11, 2006, RiverSource Portfolio Builder Conservative Fund and RiverSource Portfolio Builder Moderate Conservative Fund paid the Transfer Agent an annual account-based fee of $18.50 per shareholder account. Prior to Dec. 11, 2006, RiverSource Portfolio Builder Moderate Fund, RiverSource Portfolio Builder Moderate Aggressive Fund, RiverSource Portfolio Builder Aggressive Fund and RiverSource Portfolio Builder Total Equity Fund paid the Transfer Agent an annual account-based fee of $17.50 per shareholder account.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statements of operations.

Each Fund has agreements with Ameriprise Financial Services, Inc. and RiverSource Distributors, Inc. (collectively, the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, each Fund pays a fee at an annual rate of up to 0.25% of each Fund's average daily net assets attributable to Class A shares and a fee at an annual rate of up to 1.00% of each Fund's average daily net assets attributable to Class B and Class C shares.

Beginning Dec. 11, 2006, a new Plan Administration Services Agreement was adopted for the restructured Class R4. The fee is calculated at a rate of 0.25% of each Fund's average daily net assets attributable to Class R4 shares.


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RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 ANNUAL REPORT 65

Prior to Dec. 11, 2006, under a Shareholder Service Agreement, each Fund paid the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to those shares. The fee was calculated at a rate of 0.10% of each Fund's average daily net assets attributable to Class Y shares. Effective Dec. 11, 2006, this agreement was terminated.

In addition to the fees and expenses which each Fund bears directly, each Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds (also referred to as "acquired funds") in which a Fund invests. Each Fund also indirectly receives a pro rata share of earnings credits from overnight cash balances which reduced the underlying funds transfer agency fees. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses incurred indirectly by each Fund will vary.

For the year ended Jan. 31, 2007, the Investment Manager and its affiliates waived certain fees and expenses for RiverSource Portfolio Builder Total Equity Fund to 1.25% for Class B and 1.25% for Class C. Of these waived fees and expenses, the transfer agency fees waived were $656 and $80 for Class B and Class C, respectively.

In addition, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until Jan. 31, 2008, unless sooner terminated at the discretion of the Board, such that net direct expenses will not exceed the following percentage of each Fund's average daily net assets:

FUND                                                               CLASS A   CLASS B   CLASS C    CLASS R4
----------------------------------------------------------------------------------------------------------
RiverSource Portfolio Builder Conservative Fund ...............      0.51%     1.27%     1.27%      0.38%
RiverSource Portfolio Builder Moderate Conservative Fund ......      0.51      1.27      1.27       0.32
RiverSource Portfolio Builder Moderate Fund ...................      0.51      1.27      1.27       0.31
RiverSource Portfolio Builder Moderate Aggressive Fund ........      0.51      1.27      1.27       0.34
RiverSource Portfolio Builder Aggressive Fund .................      0.51      1.27      1.27       0.37
RiverSource Portfolio Builder Total Equity Fund ...............      0.51      1.27      1.27       0.37

Sales charges received by the Distributor for distributing the Funds' shares for the year ended Jan. 31, 2007, are as follows:

FUND                                                                CLASS A     CLASS B    CLASS C
---------------------------------------------------------------------------------------------------
RiverSource Portfolio Builder Conservative Fund ...............   $   401,382   $ 52,687   $ 1,696
RiverSource Portfolio Builder Moderate Conservative Fund ......       960,218    117,465     7,044
RiverSource Portfolio Builder Moderate Fund ...................     3,901,828    217,489     8,426
RiverSource Portfolio Builder Moderate Aggressive Fund ........     6,624,686    213,925     6,627
RiverSource Portfolio Builder Aggressive Fund .................     3,153,050    104,400     3,243
RiverSource Portfolio Builder Total Equity Fund ...............     2,335,946     76,151     2,259

Each Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

3. TRANSACTIONS OF UNDERLYING AFFILIATED FUNDS

For the year ended Jan. 31, 2007, cost of purchases and proceeds from sales (other than short-term obligations) aggregated for each Fund are as follows:

FUND                                                                PURCHASES      PROCEEDS
----------------------------------------------------------------------------------------------
RiverSource Portfolio Builder Conservative Fund ...............   $ 73,200,491   $ 65,371,576
RiverSource Portfolio Builder Moderate Conservative Fund ......    111,340,543     59,910,397
RiverSource Portfolio Builder Moderate Fund ...................    379,605,288    168,135,450
RiverSource Portfolio Builder Moderate Aggressive Fund ........    524,519,137    247,979,333
RiverSource Portfolio Builder Aggressive Fund .................    301,259,531    170,930,524
RiverSource Portfolio Builder Total Equity Fund ...............    243,814,845    103,418,112

Realized gains and losses are determined on an identified cost basis.


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66 RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 ANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                           RIVERSOURCE PORTFOLIO BUILDER CONSERVATIVE FUND
                                                         YEAR ENDED JAN. 31, 2007
                                         CLASS A        CLASS B        CLASS C        CLASS R4*
------------------------------------------------------------------------------------------------
Sold                                    3,898,176      1,469,127        184,021             --
Issued for reinvested distributions       364,172        139,473         20,968             65
Redeemed                               (3,361,349)    (1,629,794)      (319,803)            --
------------------------------------------------------------------------------------------------
Net increase (decrease)                   900,999        (21,194)      (114,814)            65
------------------------------------------------------------------------------------------------

                                            RIVERSOURCE PORTFOLIO BUILDER CONSERVATIVE FUND
                                                         YEAR ENDED JAN. 31, 2006
                                         CLASS A        CLASS B         CLASS C        CLASS R4*
------------------------------------------------------------------------------------------------
Sold                                    4,447,564      2,359,346        375,319         25,500
Issued for reinvested distributions       204,735         85,756         16,159            185
Redeemed                               (1,525,336)      (979,212)      (215,269)       (24,454)
------------------------------------------------------------------------------------------------
Net increase (decrease)                 3,126,963      1,465,890        176,209          1,231
------------------------------------------------------------------------------------------------

                                      RIVERSOURCE PORTFOLIO BUILDER MODERATE CONSERVATIVE FUND
                                                         YEAR ENDED JAN. 31, 2007
                                         CLASS A        CLASS B         CLASS C        CLASS R4*
------------------------------------------------------------------------------------------------
Sold                                    7,255,651      2,586,400        515,966             --
Issued for reinvested distributions       958,162        315,584         55,754             94
Redeemed                               (3,963,747)    (2,502,500)      (359,995)            --
------------------------------------------------------------------------------------------------
Net increase (decrease)                 4,250,066        399,484        211,725             94
------------------------------------------------------------------------------------------------

                                      RIVERSOURCE PORTFOLIO BUILDER MODERATE CONSERVATIVE FUND
                                                         YEAR ENDED JAN. 31, 2006
                                         CLASS A        CLASS B         CLASS C        CLASS R4*
------------------------------------------------------------------------------------------------
Sold                                    8,168,322      4,010,348        600,702          1,465
Issued for reinvested distributions       459,225        170,829         27,066             56
Redeemed                               (2,136,827)    (1,294,424)      (215,361)            --
------------------------------------------------------------------------------------------------
Net increase (decrease)                 6,490,720      2,886,753        412,407          1,521
------------------------------------------------------------------------------------------------

                                             RIVERSOURCE PORTFOLIO BUILDER MODERATE FUND
                                                         YEAR ENDED JAN. 31, 2007
                                         CLASS A        CLASS B        CLASS C         CLASS R4*
------------------------------------------------------------------------------------------------
Sold                                   21,860,331      6,591,315      1,079,147          6,173
Issued for reinvested distributions     2,999,829        867,115        118,263            482
Redeemed                               (9,130,912)    (4,694,824)      (454,863)            --
------------------------------------------------------------------------------------------------
Net increase (decrease)                15,729,248      2,763,606        742,547          6,655
------------------------------------------------------------------------------------------------

                                             RIVERSOURCE PORTFOLIO BUILDER MODERATE FUND
                                                         YEAR ENDED JAN. 31, 2006
                                         CLASS A        CLASS B        CLASS C        CLASS R4*
------------------------------------------------------------------------------------------------
Sold                                   22,836,021      9,231,039      1,087,164          2,616
Issued for reinvested distributions     1,212,273        380,531         43,169             86
Redeemed                               (5,071,074)    (2,579,042)      (232,944)        (3,401)
------------------------------------------------------------------------------------------------
Net increase (decrease)                18,977,220      7,032,528        897,389           (699)
------------------------------------------------------------------------------------------------


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RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 ANNUAL REPORT 67

                                       RIVERSOURCE PORTFOLIO BUILDER MODERATE AGGRESSIVE FUND
                                                      YEAR ENDED JAN. 31, 2007
                                         CLASS A        CLASS B        CLASS C         CLASS R4*
------------------------------------------------------------------------------------------------
Sold                                   26,037,703      6,498,825      1,038,378         38,831
Issued for reinvested distributions     4,091,488        939,564        114,179          1,803
Redeemed                              (10,380,605)    (3,746,964)      (316,448)       (18,302)
------------------------------------------------------------------------------------------------
Net increase (decrease)                19,748,586      3,691,425        836,109         22,332
------------------------------------------------------------------------------------------------

                                       RIVERSOURCE PORTFOLIO BUILDER MODERATE AGGRESSIVE FUND
                                                      YEAR ENDED JAN. 31, 2006
                                        CLASS A         CLASS B         CLASS C        CLASS R4*
------------------------------------------------------------------------------------------------
Sold                                   29,195,778      9,030,712        861,395         19,103
Issued for reinvested distributions     1,494,839        347,880         34,031            193
Redeemed                               (5,570,772)    (2,197,893)      (164,423)       (15,949)
------------------------------------------------------------------------------------------------
Net increase (decrease)                25,119,845      7,180,699        731,003          3,347
------------------------------------------------------------------------------------------------

                                          RIVERSOURCE PORTFOLIO BUILDER AGGRESSIVE FUND
                                                     YEAR ENDED JAN. 31, 2007
                                        CLASS A         CLASS B        CLASS C         CLASS R4*
------------------------------------------------------------------------------------------------
Sold                                   11,856,381      2,812,159        518,421             --
Issued for reinvested distributions     2,065,239        466,617         56,787            345
Redeemed                               (4,680,172)    (1,937,220)      (136,183)          (369)
------------------------------------------------------------------------------------------------
Net increase (decrease)                 9,241,448      1,341,556        439,025            (24)
------------------------------------------------------------------------------------------------

                                          RIVERSOURCE PORTFOLIO BUILDER AGGRESSIVE FUND
                                                  YEAR ENDED JAN. 31, 2006
                                         CLASS A        CLASS B         CLASS C        CLASS R4*
------------------------------------------------------------------------------------------------
Sold                                   14,124,986      4,174,889        359,597          8,298
Issued for reinvested distributions       688,917        164,154         13,356            164
Redeemed                               (2,636,912)      (967,739)       (95,041)        (6,687)
------------------------------------------------------------------------------------------------
Net increase (decrease)                12,176,991      3,371,304        277,912          1,775
------------------------------------------------------------------------------------------------

                                         RIVERSOURCE PORTFOLIO BUILDER TOTAL EQUITY FUND
                                                       YEAR ENDED JAN. 31, 2007
                                         CLASS A        CLASS B         CLASS C        CLASS R4*
------------------------------------------------------------------------------------------------
Sold                                   11,259,395      2,618,707        451,445          3,996
Issued for reinvested distributions     1,949,379        451,985         54,176            999
Redeemed                               (3,602,351)    (1,499,155)      (107,162)        (5,076)
------------------------------------------------------------------------------------------------
Net increase (decrease)                 9,606,423      1,571,537        398,459            (81)
------------------------------------------------------------------------------------------------

                                          RIVERSOURCE PORTFOLIO BUILDER TOTAL EQUITY FUND
                                                   YEAR ENDED JAN. 31, 2006
                                         CLASS A        CLASS B         CLASS C        CLASS R4*
------------------------------------------------------------------------------------------------
Sold                                   11,919,108      3,751,774        327,264         11,225
Issued for reinvested distributions       513,051        122,862         11,245            230
Redeemed                               (1,897,003)      (850,445)       (49,350)        (3,926)
------------------------------------------------------------------------------------------------
Net increase (decrease)                10,535,156      3,024,191        289,159          7,529
------------------------------------------------------------------------------------------------

*     Effective Dec. 11, 2006, Class Y was renamed Class R4.

5. BANK BORROWINGS

Each Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby each Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 19, 2006. Each Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables each Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. Each Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Prior to this agreement, each Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Each Fund had no borrowings under the facility outstanding during the year ended Jan. 31, 2007.


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68 RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 ANNUAL REPORT

6. INVESTMENTS IN UNDERLYING AFFILIATED FUNDS

The Funds do not invest in the underlying funds for the purpose of exercising management or control. At Jan. 31, 2007, each Fund held the following positions, which exceed 5% of the underlying fund's shares outstanding:

RIVERSOURCE PORTFOLIO BUILDER CONSERVATIVE FUND
UNDERLYING FUND                                                                                 PERCENT OF SHARES HELD
----------------------------------------------------------------------------------------------------------------------
RiverSource Core Bond Fund ..................................................................           12.79%
RiverSource Limited Duration Bond Fund ......................................................           19.31%

RIVERSOURCE PORTFOLIO BUILDER MODERATE CONSERVATIVE FUND
UNDERLYING FUND                                                                                 PERCENT OF SHARES HELD
----------------------------------------------------------------------------------------------------------------------
RiverSource Inflation Protected Securities Fund .............................................            6.52%
RiverSource Core Bond Fund ..................................................................            7.71%
RiverSource Limited Duration Bond Fund ......................................................           27.35%

RIVERSOURCE PORTFOLIO BUILDER MODERATE FUND
UNDERLYING FUND                                                                                 PERCENT OF SHARES HELD
----------------------------------------------------------------------------------------------------------------------
RiverSource International Aggressive Growth Fund ............................................            5.04%
RiverSource Real Estate Fund ................................................................            6.04%
RiverSource International Equity Fund .......................................................            7.13%
RiverSource Global Bond Fund ................................................................           10.46%
RiverSource Disciplined Small and Mid Cap Equity Fund .......................................           11.49%
RiverSource Income Opportunities Fund .......................................................           17.62%
RiverSource Fundamental Growth Fund .........................................................           17.86%
RiverSource Absolute Return Currency and Income Fund ........................................           18.24%
RiverSource Inflation Protected Securities Fund .............................................           21.59%
RiverSource Core Bond Fund ..................................................................           29.65%

RIVERSOURCE PORTFOLIO BUILDER MODERATE AGGRESSIVE FUND
UNDERLYING FUND                                                                                 PERCENT OF SHARES HELD
----------------------------------------------------------------------------------------------------------------------
RiverSource Large Cap Value Fund ............................................................            5.01%
RiverSource International Opportunity Fund ..................................................            5.40%
RiverSource Income Opportunities Fund .......................................................            6.09%
RiverSource Value Fund ......................................................................            6.55%
RiverSource Small Cap Growth Fund ...........................................................            7.05%
RiverSource Real Estate Fund ................................................................            7.60%
RiverSource International Aggressive Growth Fund ............................................            8.20%
RiverSource International Equity Fund .......................................................           11.59%
RiverSource Global Bond Fund ................................................................           12.53%
RiverSource Disciplined Small and Mid Cap Equity Fund .......................................           18.82%
RiverSource Core Bond Fund ..................................................................           22.75%
RiverSource Absolute Return Currency and Income Fund ........................................           22.94%
RiverSource Inflation Protected Securities Fund .............................................           23.13%
RiverSource Fundamental Growth Fund .........................................................           29.12%

RIVERSOURCE PORTFOLIO BUILDER AGGRESSIVE FUND
UNDERLYING FUND                                                                                 PERCENT OF SHARES HELD
----------------------------------------------------------------------------------------------------------------------
RiverSource International Equity Fund .......................................................            7.03%
RiverSource Disciplined Small and Mid Cap Equity Fund .......................................           11.29%
RiverSource Absolute Return Currency and Income Fund ........................................           11.35%
RiverSource Fundamental Growth Fund .........................................................           17.65%

RIVERSOURCE PORTFOLIO BUILDER TOTAL EQUITY FUND
UNDERLYING FUND                                                                                 PERCENT OF SHARES HELD
----------------------------------------------------------------------------------------------------------------------
RiverSource International Aggressive Growth Fund ............................................            5.38%
RiverSource International Equity Fund .......................................................            7.60%
RiverSource Absolute Return Currency and Income Fund ........................................           10.35%
RiverSource Disciplined Small and Mid Cap Equity Fund .......................................           12.30%
RiverSource Fundamental Growth Fund .........................................................           19.09%


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RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 ANNUAL REPORT 69

7. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to our motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Discovery is currently set to end in March 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


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70 RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 ANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating each Fund's results.

RiverSource Portfolio Builder Conservative Fund

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Jan. 31,                            2007         2006         2005(b)
Net asset value, beginning of period                $  10.36     $  10.23     $  10.02
----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             .34          .25          .12
Net gains (losses) (both realized and unrealized)        .24          .25          .23
----------------------------------------------------------------------------------------------
Total from investment operations                         .58          .50          .35
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                    (.38)        (.27)        (.12)
Distributions from realized gains                       (.13)        (.10)        (.02)
----------------------------------------------------------------------------------------------
Total distributions                                     (.51)        (.37)        (.14)
----------------------------------------------------------------------------------------------
Net asset value, end of period                      $  10.43     $  10.36     $  10.23
----------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)             $     83     $     73     $     40
----------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)         .49%         .59%         .59%(d),(e)
----------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets                          3.32%        2.66%        2.03%(d)
----------------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)                      54%          23%          51%
----------------------------------------------------------------------------------------------
Total return(f)                                         5.76%        4.97%        3.54%(g)
----------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(d)   Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class A would have been 0.92% for the period ended Jan. 31, 2005.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Jan. 31,                            2007         2006         2005(b)
Net asset value, beginning of period                $  10.33     $  10.21     $  10.02
----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             .26          .18          .07
Net gains (losses) (both realized and unrealized)        .25          .24          .22
----------------------------------------------------------------------------------------------
Total from investment operations                         .51          .42          .29
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                    (.31)        (.20)        (.08)
Distributions from realized gains                       (.13)        (.10)        (.02)
----------------------------------------------------------------------------------------------
Total distributions                                     (.44)        (.30)        (.10)
----------------------------------------------------------------------------------------------
Net asset value, end of period                      $  10.40     $  10.33     $  10.21
----------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)             $     36     $     36     $     21
----------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)        1.25%        1.34%        1.37%(d),(e)
----------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets                          2.54%        1.88%        1.25%(d)
----------------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)                      54%          23%          51%
----------------------------------------------------------------------------------------------
Total return(f)                                         4.99%        4.12%        2.88%(g)
----------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(d)   Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class B would have been 1.68% for the period ended Jan. 31, 2005.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


------------------------------------------------------------------------------

RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 ANNUAL REPORT 71

RiverSource Portfolio Builder Conservative Fund

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Jan. 31,                            2007         2006         2005(b)
Net asset value, beginning of period                $  10.34     $  10.21     $  10.02
----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             .26          .17          .07
Net gains (losses) (both realized and unrealized)        .24          .25          .22
----------------------------------------------------------------------------------------------
Total from investment operations                         .50          .42          .29
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                    (.30)        (.19)        (.08)
Distributions from realized gains                       (.13)        (.10)        (.02)
----------------------------------------------------------------------------------------------
Total distributions                                     (.43)        (.29)        (.10)
----------------------------------------------------------------------------------------------
Net asset value, end of period                      $  10.41     $  10.34     $  10.21
----------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)             $      5     $      6     $      4
----------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)        1.25%        1.34%        1.37%(d),(e)
----------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets                          2.51%        1.85%        1.32%(d)
----------------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)                      54%          23%          51%
----------------------------------------------------------------------------------------------
Total return(f)                                         4.94%        4.16%        2.90%(g)
----------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(d)   Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class C would have been 1.68% for the period ended Jan. 31, 2005.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.

CLASS R4*

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Jan. 31,                            2007         2006         2005(b)
Net asset value, beginning of period                $  10.27     $  10.20     $  10.02
----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             .36          .32          .17
Net gains (losses) (both realized and unrealized)        .24          .18          .20
----------------------------------------------------------------------------------------------
Total from investment operations                         .60          .50          .37
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                    (.40)        (.33)        (.17)
Distributions from realized gains                       (.13)        (.10)        (.02)
----------------------------------------------------------------------------------------------
Total distributions                                     (.53)        (.43)        (.19)
----------------------------------------------------------------------------------------------
Net asset value, end of period                      $  10.34     $  10.27     $  10.20
----------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)             $     --     $     --     $     --
----------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)         .33%         .42%(d)      .42%(d),(e)
----------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets                          3.47%        2.64%        1.90%(e)
----------------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)                      54%          23%          51%
----------------------------------------------------------------------------------------------
Total return(f)                                         6.00%        5.04%        3.74%(g)
----------------------------------------------------------------------------------------------

*     Effective Dec. 11, 2006, Class Y was renamed Class R4.

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class R4 would have been 0.47% and 0.76% for the periods ended Jan.
      31, 2006 and 2005, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


------------------------------------------------------------------------------

72 RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 ANNUAL REPORT

RiverSource Portfolio Builder Moderate Conservative Fund

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Jan. 31,                            2007         2006         2005(b)
Net asset value, beginning of period                $  10.68     $  10.35     $  10.03
----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             .33          .24          .14
Net gains (losses) (both realized and unrealized)        .47          .49          .35
----------------------------------------------------------------------------------------------
Total from investment operations                         .80          .73          .49
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                    (.40)        (.27)        (.16)
Distributions from realized gains                       (.23)        (.13)        (.01)
----------------------------------------------------------------------------------------------
Total distributions                                     (.63)        (.40)        (.17)
----------------------------------------------------------------------------------------------
Net asset value, end of period                      $  10.85     $  10.68     $  10.35
----------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)             $    198     $    149     $     78
----------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)         .44%         .55%         .59%(d),(e)
----------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets                          2.99%        2.53%        2.21%(d)
----------------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)                      24%          19%          28%
----------------------------------------------------------------------------------------------
Total return(f)                                         7.65%        7.18%        4.90%(g)
----------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(d)   Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class A would have been 0.72% for the period ended Jan. 31, 2005.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Jan. 31,                            2007         2006         2005(b)
Net asset value, beginning of period                $  10.65     $  10.32     $  10.03
----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             .24          .16          .09
Net gains (losses) (both realized and unrealized)        .48          .49          .32
----------------------------------------------------------------------------------------------
Total from investment operations                         .72          .65          .41
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                    (.32)        (.19)        (.11)
Distributions from realized gains                       (.23)        (.13)        (.01)
----------------------------------------------------------------------------------------------
Total distributions                                     (.55)        (.32)        (.12)
----------------------------------------------------------------------------------------------
Net asset value, end of period                      $  10.82     $  10.65     $  10.32
----------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)             $     71     $     66     $     34
----------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)        1.19%        1.30%        1.37%(d),(e)
----------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets                          2.19%        1.75%        1.46%(d)
----------------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)                      24%          19%          28%
----------------------------------------------------------------------------------------------
Total return(f)                                         6.87%        6.41%        4.14%(g)
----------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(d)   Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class B would have been 1.49% for the period ended Jan. 31, 2005.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


------------------------------------------------------------------------------

RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 ANNUAL REPORT 73

RiverSource Portfolio Builder Moderate Conservative Fund

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Jan. 31,                            2007         2006         2005(b)
Net asset value, beginning of period                $  10.65     $  10.33     $  10.03
----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             .24          .15          .09
Net gains (losses) (both realized and unrealized)        .48          .49          .34
----------------------------------------------------------------------------------------------
Total from investment operations                         .72          .64          .43
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                    (.32)        (.19)        (.12)
Distributions from realized gains                       (.23)        (.13)        (.01)
----------------------------------------------------------------------------------------------
Total distributions                                     (.55)        (.32)        (.13)
----------------------------------------------------------------------------------------------
Net asset value, end of period                      $  10.82     $  10.65     $  10.33
----------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)             $     13     $     11     $      6
----------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)        1.19%        1.30%        1.37%(d),(e)
----------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets                          2.22%        1.72%        1.47%(d)
----------------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)                      24%          19%          28%
----------------------------------------------------------------------------------------------
Total return(f)                                         6.88%        6.29%        4.25%(g)
----------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(d)   Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class C would have been 1.52% for the period ended Jan. 31, 2005.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.

CLASS R4*

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Jan. 31,                            2007         2006         2005(b)
Net asset value, beginning of period                $  10.64     $  10.34     $  10.03
----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             .35          .29          .17
Net gains (losses) (both realized and unrealized)        .46          .46          .34
----------------------------------------------------------------------------------------------
Total from investment operations                         .81          .75          .51
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                    (.42)        (.32)        (.19)
Distributions from realized gains                       (.23)        (.13)        (.01)
----------------------------------------------------------------------------------------------
Total distributions                                     (.65)        (.45)        (.20)
----------------------------------------------------------------------------------------------
Net asset value, end of period                      $  10.80     $  10.64     $  10.34
----------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)             $     --     $     --     $     --
----------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)         .28%         .39%         .36%(d),(e)
----------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets                          3.13%        2.67%        2.13%(d)
----------------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)                      24%          19%          28%
----------------------------------------------------------------------------------------------
Total return(f)                                         7.74%        7.37%        5.09%(g)
----------------------------------------------------------------------------------------------

*     Effective Dec. 11, 2006, Class Y was renamed Class R4.

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(d)   Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class R4 would have been 0.57% for the period ended Jan. 31, 2005.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


------------------------------------------------------------------------------

74 RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 ANNUAL REPORT

RiverSource Portfolio Builder Moderate Fund

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Jan. 31,                            2007         2006         2005(b)
Net asset value, beginning of period                $  11.06     $  10.47     $  10.04
----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             .31          .22          .13
Net gains (losses) (both realized and unrealized)        .71          .78          .47
----------------------------------------------------------------------------------------------
Total from investment operations                        1.02         1.00          .60
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                    (.41)        (.27)        (.16)
Distributions from realized gains                       (.31)        (.14)        (.01)
----------------------------------------------------------------------------------------------
Total distributions                                     (.72)        (.41)        (.17)
----------------------------------------------------------------------------------------------
Net asset value, end of period                      $  11.36     $  11.06     $  10.47
----------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)             $    600     $    410     $    190
----------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)         .43%         .53%         .59%(d),(e)
----------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets                          2.68%        2.30%        2.05%(d)
----------------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)                      24%          15%          28%
----------------------------------------------------------------------------------------------
Total return(f)                                         9.38%        9.64%        6.01%(g)
----------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(d)   Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class A would have been 0.63% for the period ended Jan. 31, 2005.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Jan. 31,                            2007         2006         2005(b)
Net asset value, beginning of period                $  11.02     $  10.43     $  10.04
----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             .19          .13          .08
Net gains (losses) (both realized and unrealized)        .73          .79          .44
----------------------------------------------------------------------------------------------
Total from investment operations                         .92          .92          .52
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                    (.32)        (.19)        (.12)
Distributions from realized gains                       (.31)        (.14)        (.01)
----------------------------------------------------------------------------------------------
Total distributions                                     (.63)        (.33)        (.13)
----------------------------------------------------------------------------------------------
Net asset value, end of period                      $  11.31     $  11.02     $  10.43
----------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)             $    189     $    153     $     72
----------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)        1.19%        1.29%        1.36%(d),(e)
----------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets                          1.87%        1.51%        1.31%(d)
----------------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)                      24%          15%          28%
----------------------------------------------------------------------------------------------
Total return(f)                                         8.52%        8.86%        5.19%(g)
----------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(d)   Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class B would have been 1.39% for the period ended Jan. 31, 2005.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


------------------------------------------------------------------------------

RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 ANNUAL REPORT 75

RiverSource Portfolio Builder Moderate Fund

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Jan. 31,                                  2007         2006         2005(b)
Net asset value, beginning of period                      $  11.03     $  10.44     $  10.04
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                   .20          .13          .07
Net gains (losses) (both realized and unrealized)              .73          .79          .46
----------------------------------------------------------------------------------------------------
Total from investment operations                               .93          .92          .53
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                          (.33)        (.19)        (.12)
Distributions from realized gains                             (.31)        (.14)        (.01)
----------------------------------------------------------------------------------------------------
Total distributions                                           (.64)        (.33)        (.13)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                            $  11.32     $  11.03     $  10.44
----------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                   $     27     $     18     $      8
----------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)              1.19%        1.30%        1.36%(d),(e)
----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets                                1.91%        1.52%        1.26%(d)
----------------------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)                            24%          15%          28%
----------------------------------------------------------------------------------------------------
Total return(f)                                               8.53%        8.86%        5.24%(g)
----------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(d)   Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class C would have been 1.40% for the period ended Jan. 31, 2005.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.

CLASS R4*

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Jan. 31,                                  2007         2006         2005(b)
Net asset value, beginning of period                      $  11.04     $  10.47     $  10.04
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                   .33          .26          .16
Net gains (losses) (both realized and unrealized)              .70          .75          .47
----------------------------------------------------------------------------------------------------
Total from investment operations                              1.03         1.01          .63
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                          (.42)        (.30)        (.19)
Distributions from realized gains                             (.31)        (.14)        (.01)
----------------------------------------------------------------------------------------------------
Total distributions                                           (.73)        (.44)        (.20)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                            $  11.34     $  11.04     $  10.47
----------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                   $     --     $     --     $     --
----------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)               .28%         .37%         .37%(d),(e)
----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets                                3.02%        2.34%         .88%(d)
----------------------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)                            24%          15%          28%
----------------------------------------------------------------------------------------------------
Total return(f)                                               9.58%        9.80%        6.28%(g)
----------------------------------------------------------------------------------------------------

*     Effective Dec. 11, 2006, Class Y was renamed Class R4.

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(d)   Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class R4 would have been 0.47% for the period ended Jan. 31, 2005.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


--------------------------------------------------------------------------------

76 RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 ANNUAL REPORT

RiverSource Portfolio Builder Moderate Aggressive Fund

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Jan. 31,                                  2007         2006         2005(b)
Net asset value, beginning of period                      $  11.34     $  10.50     $  10.05
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                   .25          .17          .10
Net gains (losses) (both realized and unrealized)              .91         1.05          .50
----------------------------------------------------------------------------------------------------
Total from investment operations                              1.16         1.22          .60
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                          (.38)        (.22)        (.14)
Distributions from realized gains                             (.39)        (.16)        (.01)
----------------------------------------------------------------------------------------------------
Total distributions                                           (.77)        (.38)        (.15)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                            $  11.73     $  11.34     $  10.50
----------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                   $    801     $    550     $    246
----------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)               .46%         .56%         .59%(d),(e)
----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets                                2.01%        1.69%        1.61%(d)
----------------------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)                            29%          20%          31%
----------------------------------------------------------------------------------------------------
Total return(f)                                              10.40%       11.72%        5.97%(g)
----------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(d)   Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class A would have been 0.65% for the period ended Jan. 31, 2005.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Jan. 31,                                  2007         2006         2005(b)
Net asset value, beginning of period                      $  11.30     $  10.47     $  10.05
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                   .10          .07          .04
Net gains (losses) (both realized and unrealized)              .96         1.06          .49
----------------------------------------------------------------------------------------------------
Total from investment operations                              1.06         1.13          .53
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                          (.29)        (.14)        (.10)
Distributions from realized gains                             (.39)        (.16)        (.01)
----------------------------------------------------------------------------------------------------
Total distributions                                           (.68)        (.30)        (.11)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                            $  11.68     $  11.30     $  10.47
----------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                   $    202     $    154     $     67
----------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)              1.22%        1.32%        1.36%(d),(e)
----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets                                1.21%         .91%         .82%(d)
----------------------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)                            29%          20%          31%
----------------------------------------------------------------------------------------------------
Total return(f)                                               9.54%       10.90%        5.24%(g)
----------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(d)   Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class B would have been 1.42% for the period ended Jan. 31, 2005.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


------------------------------------------------------------------------------

RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 ANNUAL REPORT 77

RiverSource Portfolio Builder Moderate Aggressive Fund

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Jan. 31,                                  2007         2006         2005(b)
Net asset value, beginning of period                      $  11.30     $  10.47     $  10.05
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                   .12          .07          .04
Net gains (losses) (both realized and unrealized)              .95         1.06          .49
----------------------------------------------------------------------------------------------------
Total from investment operations                              1.07         1.13          .53
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                          (.30)        (.14)        (.10)
Distributions from realized gains                             (.39)        (.16)        (.01)
----------------------------------------------------------------------------------------------------
Total distributions                                           (.69)        (.30)        (.11)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                            $  11.68     $  11.30     $  10.47
----------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                   $     26     $     15     $      7
----------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)              1.22%        1.32%        1.37%(d),(e)
----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets                                1.27%         .93%         .83%(d)
----------------------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)                            29%          20%          31%
----------------------------------------------------------------------------------------------------
Total return(f)                                               9.57%       10.91%        5.24%(g)
----------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(d)   Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class C would have been 1.41% for the period ended Jan. 31, 2005.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.

CLASS R4*

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Jan. 31,                                  2007         2006         2005(b)
Net asset value, beginning of period                      $  11.35     $  10.50     $  10.05
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                   .28          .19          .12
Net gains (losses) (both realized and unrealized)              .91         1.06          .49
----------------------------------------------------------------------------------------------------
Total from investment operations                              1.19         1.25          .61
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                          (.40)        (.24)        (.15)
Distributions from realized gains                             (.39)        (.16)        (.01)
----------------------------------------------------------------------------------------------------
Total distributions                                           (.79)        (.40)        (.16)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                            $  11.75     $  11.35     $  10.50
----------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                   $     --     $     --     $     --
----------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)               .31%         .39%         .36%(d),(e)
----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets                                2.14%        1.69%        1.35%(d)
----------------------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)                            29%          20%          31%
----------------------------------------------------------------------------------------------------
Total return(f)                                              10.69%       12.02%        6.10%(g)
----------------------------------------------------------------------------------------------------

*     Effective Dec. 11, 2006, Class Y was renamed Class R4.

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(d)   Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class Y would have been 0.48% for the period ended Jan. 31, 2005.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


------------------------------------------------------------------------------

78 RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 ANNUAL REPORT

RiverSource Portfolio Builder Aggressive Fund

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Jan. 31,                                  2007         2006         2005(b)
Net asset value, beginning of period                      $  11.66     $  10.53     $  10.06
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                   .19          .12          .07
Net gains (losses) (both realized and unrealized)             1.18         1.37          .52
----------------------------------------------------------------------------------------------------
Total from investment operations                              1.37         1.49          .59
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                          (.35)        (.17)        (.11)
Distributions from realized gains                             (.48)        (.19)        (.01)
----------------------------------------------------------------------------------------------------
Total distributions                                           (.83)        (.36)        (.12)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                            $  12.20     $  11.66     $  10.53
----------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                   $    400     $    275     $    120
----------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)               .49%         .59%(d)      .59%(d),(e)
----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets                                1.47%        1.10%        1.04%(e)
----------------------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)                            40%          24%          38%
----------------------------------------------------------------------------------------------------
Total return(f)                                              11.85%       14.26%        5.81%(g)
----------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 0.61% and 0.78% for the periods ended Jan.
      31, 2006 and 2005, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Jan. 31,                                  2007         2006         2005(b)
Net asset value, beginning of period                      $  11.59     $  10.48     $  10.06
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                   .02          .03          .01
Net gains (losses) (both realized and unrealized)             1.24         1.37          .50
----------------------------------------------------------------------------------------------------
Total from investment operations                              1.26         1.40          .51
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                          (.26)        (.10)        (.08)
Distributions from realized gains                             (.48)        (.19)        (.01)
----------------------------------------------------------------------------------------------------
Total distributions                                           (.74)        (.29)        (.09)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                            $  12.11     $  11.59     $  10.48
----------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                   $     98     $     79     $     36
----------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)              1.25%        1.37%        1.37%(d),(e)
----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets                                 .66%         .28%         .25%(e)
----------------------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)                            40%          24%          38%
----------------------------------------------------------------------------------------------------
Total return(f)                                              10.97%       13.48%        5.02%(g)
----------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class B would have been 1.54% for the period ended Jan. 31, 2005.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


------------------------------------------------------------------------------

RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 ANNUAL REPORT 79

RiverSource Portfolio Builder Aggressive Fund

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Jan. 31,                                  2007         2006         2005(b)
Net asset value, beginning of period                      $  11.58     $  10.48     $  10.06
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                   .06          .03          .01
Net gains (losses) (both realized and unrealized)             1.20         1.37          .49
----------------------------------------------------------------------------------------------------
Total from investment operations                              1.26         1.40          .50
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                          (.28)        (.11)        (.07)
Distributions from realized gains                             (.48)        (.19)        (.01)
----------------------------------------------------------------------------------------------------
Total distributions                                           (.76)        (.30)        (.08)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                            $  12.08     $  11.58     $  10.48
----------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                   $     12     $      7     $      3
----------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)              1.25%        1.37%(d)     1.37%(d),(e)
----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets                                 .72%         .32%         .21%(e)
----------------------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)                            40%          24%          38%
----------------------------------------------------------------------------------------------------
Total return(f)                                              11.00%       13.40%        4.96%(g)
----------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 1.38% and 1.55% for the periods ended Jan.
      31, 2006 and 2005, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.

CLASS R4*

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Jan. 31,                                  2007         2006         2005(b)
Net asset value, beginning of period                      $  11.68     $  10.53     $  10.06
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                   .22          .12          .08
Net gains (losses) (both realized and unrealized)             1.17         1.39          .52
----------------------------------------------------------------------------------------------------
Total from investment operations                              1.39         1.51          .60
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                          (.36)        (.17)        (.12)
Distributions from realized gains                             (.48)        (.19)        (.01)
----------------------------------------------------------------------------------------------------
Total distributions                                           (.84)        (.36)        (.13)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                            $  12.23     $  11.68     $  10.53
----------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                   $     --     $     --     $     --
----------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)               .33%         .42%(d)      .38%(d),(e)
----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets                                1.60%         .95%        1.75%(e)
----------------------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)                            40%          24%          38%
----------------------------------------------------------------------------------------------------
Total return(f)                                              12.04%       14.46%        5.94%(g)
----------------------------------------------------------------------------------------------------

*     Effective Dec. 11, 2006, Class Y was renamed Class R4.

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class R4 would have been 0.44% and 0.61% for the periods ended Jan.
      31, 2006 and 2005, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


------------------------------------------------------------------------------

80 RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 ANNUAL REPORT

RiverSource Portfolio Builder Total Equity Fund

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Jan. 31,                 2007       2006          2005(b)
Net asset value, beginning of period      $ 11.99    $ 10.55       $ 10.07
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                  .14        .07           .05
Net gains (losses) (both realized and
   unrealized)                               1.40       1.71           .54
----------------------------------------------------------------------------------
Total from investment operations             1.54       1.78           .59
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income         (.33)      (.13)         (.10)
Distributions from realized gains            (.59)      (.21)         (.01)
----------------------------------------------------------------------------------
Total distributions                          (.92)      (.34)         (.11)
----------------------------------------------------------------------------------
Net asset value, end of period            $ 12.61    $ 11.99       $ 10.55
----------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)   $   364    $   231       $    92
----------------------------------------------------------------------------------
Ratio of expenses to average daily net
   assets(c)                                  .49%       .59%(d)       .59%(d),(e)
----------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets                .88%       .53%          .58%(e)
----------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)           27%        17%           39%
----------------------------------------------------------------------------------
Total return(f)                             13.02%     16.99%         5.80%(g)
----------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 0.62% and 0.83% for the periods ended Jan.
      31, 2006 and 2005, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Jan. 31,                 2007       2006          2005(b)
Net asset value, beginning of period      $ 11.91    $ 10.50       $ 10.07
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                   --       (.03)         (.02)
Net gains (losses) (both realized and
   unrealized)                               1.44       1.71           .52
----------------------------------------------------------------------------------
Total from investment operations             1.44       1.68           .50
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income         (.24)      (.06)         (.06)
Distributions from realized gains            (.59)      (.21)         (.01)
----------------------------------------------------------------------------------
Total distributions                          (.83)      (.27)         (.07)
----------------------------------------------------------------------------------
Net asset value, end of period            $ 12.52    $ 11.91       $ 10.50
----------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)   $    91    $    68       $    28
----------------------------------------------------------------------------------
Ratio of expenses to average daily net
   assets (c)                                1.25%      1.37%(d)      1.36%(d),(e)
----------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets                .06%      (.29%)        (.19%)(e)
----------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)           27%        17%           39%
----------------------------------------------------------------------------------
Total return(f)                             12.25%     16.11%         4.99%(g)
----------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 1.38% and 1.59% for the periods ended Jan.
      31, 2006 and 2005, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


------------------------------------------------------------------------------

RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 ANNUAL REPORT 81

RiverSource Portfolio Builder Total Equity Fund

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Jan. 31,                 2007       2006          2005(b)
Net asset value, beginning of period      $ 11.90    $ 10.50       $ 10.07
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                   --       (.03)         (.02)
Net gains (losses) (both realized and
   unrealized)                               1.44       1.71           .52
----------------------------------------------------------------------------------
Total from investment operations             1.44       1.68           .50
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income         (.26)      (.07)         (.06)
Distributions from realized gains            (.59)      (.21)         (.01)
----------------------------------------------------------------------------------
Total distributions                          (.85)      (.28)         (.07)
----------------------------------------------------------------------------------
Net asset value, end of period            $ 12.49    $ 11.90       $ 10.50
----------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)   $    11    $     6       $     2
----------------------------------------------------------------------------------
Ratio of expenses to average daily
   net assets(c)                             1.25%      1.37%(d)      1.37%(d),(e)
----------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets                .15%      (.21%)        (.31%)(e)
----------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)           27%        17%           39%
----------------------------------------------------------------------------------
Total return(f)                             12.25%     16.10%         4.99%(g)
----------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 1.38% and 1.60% for the periods ended Jan.
      31, 2006 and 2005, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.

CLASS R4*

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Jan. 31,                 2007       2006          2005(b)
Net asset value, beginning of period      $ 12.01    $ 10.55       $ 10.07
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                  .16        .09           .07
Net gains (losses) (both realized and
   unrealized)                               1.41       1.71           .53
----------------------------------------------------------------------------------
Total from investment operations             1.57       1.80           .60
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income         (.34)      (.13)         (.11)
Distributions from realized gains            (.59)      (.21)         (.01)
----------------------------------------------------------------------------------
Total distributions                          (.93)      (.34)         (.12)
----------------------------------------------------------------------------------
Net asset value, end of period            $ 12.65    $ 12.01       $ 10.55
----------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)   $    --    $    --       $    --
----------------------------------------------------------------------------------
Ratio of expenses to average daily net
   assets(c)                                  .33%       .42%(d)       .40%(d),(e)
----------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets                .91%       .51%          .48%(e)
----------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)           27%        17%           39%
----------------------------------------------------------------------------------
Total return(f)                             13.27%     17.23%         5.93%(g)
----------------------------------------------------------------------------------

*     Effective Dec. 11, 2006, Class Y was renamed Class R4.

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class R4 would have been 0.46% and 0.66% for the periods ended Jan.
      31, 2006 and 2005, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


------------------------------------------------------------------------------

82 RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS
RIVERSOURCE MARKET ADVANTAGE SERIES, INC.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments in affiliated funds, of RiverSource Portfolio Builder Conservative Fund, RiverSource Portfolio Builder Moderate Conservative Fund, RiverSource Portfolio Builder Moderate Fund, RiverSource Portfolio Builder Moderate Aggressive Fund, RiverSource Portfolio Builder Aggressive Fund and RiverSource Portfolio Builder Total Equity Fund (funds within RiverSource Market Advantage Series, Inc.) as of January 31, 2007, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended January 31, 2007 and the financial highlights for each of the years or periods in the two-year period ended January 31, 2007, and for the period from March 4, 2004 (when shares became publicly available) to January 31, 2005. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2007, by correspondence with the underlying funds' transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Portfolio Builder Conservative Fund, RiverSource Portfolio Builder Moderate Conservative Fund, RiverSource Portfolio Builder Moderate Fund, RiverSource Portfolio Builder Moderate Aggressive Fund, RiverSource Portfolio Builder Aggressive Fund and RiverSource Portfolio Builder Total Equity Fund as of January 31, 2007, and the results of their operations, changes in their net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

March 20, 2007


------------------------------------------------------------------------------

RIVERSOURCE PORTFOLIO BUILDER SERIES - 2007 ANNUAL REPORT 83

INVESTMENTS IN SECURITIES

JAN. 31, 2007

(Percentages represent value of investments compared to net assets)

COMMON STOCKS (97.7%)

ISSUER                                             SHARES             VALUE(a)
AEROSPACE & DEFENSE (2.1%)
AAR                                                65,585(b)   $     1,953,777
Applied Signal Technology                          21,230              310,170
Armor Holdings                                     53,905(b)         3,261,252
Ceradyne                                           48,200(b)         2,606,656
Cubic                                              27,670              578,303
Curtiss-Wright                                     78,430            2,994,457
EDO                                                29,395              682,552
Esterline Technologies                             45,480(b)         1,817,836
GenCorp                                            99,433(b,d)       1,487,518
Moog Cl A                                          75,535(b)         2,945,110
Teledyne Technologies                              61,894(b)         2,361,256
Triumph Group                                      28,991            1,629,294
                                                               ---------------
Total                                                               22,628,181
------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.6%)
EGL                                                56,650(b)         2,158,931
Forward Air                                        54,373            1,706,225
Hub Group Cl A                                     70,960(b)         2,118,866
                                                               ---------------
Total                                                                5,984,022
------------------------------------------------------------------------------

AIRLINES (0.4%)
Frontier Airlines Holdings                         65,353(b,d)         485,573
Mesa Air Group                                     60,618(b)           454,029
SkyWest                                           114,128            3,097,434
                                                               ---------------
Total                                                                4,037,036
------------------------------------------------------------------------------

AUTO COMPONENTS (0.4%)
Drew Inds                                          33,165(b)           918,339
LKQ                                                80,870(b)         1,732,235
Standard Motor Products                            21,215              335,621
Superior Inds Intl                                 40,850(d)           832,115
                                                               ---------------
Total                                                                3,818,310
------------------------------------------------------------------------------

AUTOMOBILES (0.4%)
Coachmen Inds                                      27,951              301,871
Fleetwood Enterprises                             114,210(b)         1,051,874
Monaco Coach                                       47,804              720,884
Winnebago Inds                                     55,986(d)         1,877,771
                                                               ---------------
Total                                                                3,952,400
------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                             SHARES             VALUE(a)
BIOTECHNOLOGY (0.6%)
ArQule                                             50,449(b)   $       330,441
Digene                                             42,300(b)         2,176,335
Regeneron Pharmaceuticals                         116,094(b)         2,309,110
Savient Pharmaceuticals                            82,767(b)         1,235,711
                                                               ---------------
Total                                                                6,051,597
------------------------------------------------------------------------------

BUILDING PRODUCTS (1.2%)
Apogee Enterprises                                 50,394              958,998
ElkCorp                                            36,748            1,593,393
Griffon                                            46,703(b)         1,203,069
Lennox Intl                                       103,022            3,125,687
NCI Building Systems                               35,405(b)         2,015,253
Simpson Mfg                                        65,356(d)         2,137,795
Universal Forest Products                          33,654            1,645,681
                                                               ---------------
Total                                                               12,679,876
------------------------------------------------------------------------------

CAPITAL MARKETS (0.8%)
Investment Technology Group                        77,810(b)         3,392,515
LaBranche & Co                                     94,325(b,d)         884,769
Piper Jaffray Companies                            33,175(b)         2,287,085
SWS Group                                          43,239            1,090,920
TradeStation Group                                 45,570(b)           581,473
                                                               ---------------
Total                                                                8,236,762
------------------------------------------------------------------------------

CHEMICALS (1.3%)
Arch Chemicals                                     43,077            1,452,987
Georgia Gulf                                       61,088            1,271,241
HB Fuller                                         106,450            2,753,861
MacDermid                                          44,622            1,547,937
Material Sciences                                  22,677(b)           268,042
OM Group                                           52,430(b)         2,561,729
Omnova Solutions                                   74,774(b)           452,383
Penford                                            15,983              286,256
PolyOne                                           165,582(b)         1,213,716
Quaker Chemical                                    17,693              392,608
Schulman A                                         43,125              900,450
Tronox Cl B                                        73,630            1,049,964
Wellman                                            58,383              166,392
                                                               ---------------
Total                                                               14,317,566
------------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

14 RIVERSOURCE SMALL COMPANY INDEX FUND - 2007 ANNUAL REPORT

ISSUER                                             SHARES             VALUE(a)
COMMERCIAL BANKS (5.6%)
Boston Private Financial Holdings                  65,184      $     1,885,121
Cascade Bancorp                                    50,295(d)         1,324,267
Central Pacific Financial                          54,745            2,139,435
Chittenden                                         82,121            2,501,406
Community Bank System                              53,435            1,210,837
East West Bancorp                                 109,326            4,198,119
First BanCorp                                     144,266(c)         1,540,761
First Commonwealth Financial                      112,115            1,474,312
First Financial Bancorp                            57,715              948,257
First Indiana                                      23,275              552,781
First Midwest Bancorp                              89,212            3,349,018
First Republic Bank                                55,163            2,963,356
Glacier Bancorp                                    93,235            2,188,225
Hanmi Financial                                    75,210            1,540,301
Independent Bank                                   36,312              801,406
Irwin Financial                                    33,545              732,287
Nara Bancorp                                       37,415              734,456
PrivateBancorp                                     32,090            1,199,845
Prosperity Bancshares                              61,370            2,147,950
Provident Bankshares                               58,377            2,068,881
South Financial Group                             134,309            3,470,545
Sterling Bancorp                                   33,405              621,333
Sterling Bancshares                               126,722(f)         1,527,000
Sterling Financial                                 74,576            2,473,686
Susquehanna Bancshares                             92,535            2,335,583
UCBH Holdings                                     177,478            3,327,713
Umpqua Holdings                                   103,600            2,947,420
United Bankshares                                  65,392            2,388,116
Whitney Holding                                   117,634            3,721,940
Wilshire Bancorp                                   27,610              503,883
Wintrust Financial                                 45,750            2,094,893
                                                               ---------------
Total                                                               60,913,133
------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (3.5%)
ABM Inds                                           77,794            2,010,197
Administaff                                        43,210            1,769,017
Angelica                                           16,949              454,403
Bowne & Co                                         51,825              779,448
Brady Cl A                                         96,274            3,605,460
CDI                                                23,212              602,584
Central Parking                                    29,237              582,401
Consolidated Graphics                              21,022(b)         1,303,364
G&K Services Cl A                                  38,231            1,425,634
Healthcare Services Group                          49,005            1,417,225
Heidrick & Struggles Intl                          31,291(b)         1,366,478

COMMON STOCKS (CONTINUED)

ISSUER                                             SHARES             VALUE(a)
COMMERCIAL SERVICES & SUPPLIES (CONT.)
John H Harland                                     45,610      $     2,297,832
Labor Ready                                        93,045(b)         1,747,385
Mobile Mini                                        63,674(b)         1,693,092
On Assignment                                      58,856(b)           759,831
School Specialty                                   33,114(b)         1,289,790
Spherion                                          100,961(b)           830,909
Standard Register                                  22,209              280,500
Tetra Tech                                        102,903(b)         1,850,196
United Stationers                                  54,036(b)         2,753,675
Viad                                               38,605            1,619,094
Volt Information Sciences                          23,026(b)           814,199
Waste Connections                                  80,862(b)         3,523,157
Watson Wyatt Worldwide Cl A                        75,660            3,350,981
                                                               ---------------
Total                                                               38,126,852
------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (1.2%)
Bel Fuse Cl B                                      21,160              687,277
Black Box                                          30,983            1,272,782
Blue Coat Systems                                  25,830(b)           646,008
C-COR                                              86,091(b)         1,178,586
Comtech Telecommunications                         41,210(b)         1,483,560
Digi Intl                                          44,780(b)           556,168
Ditech Networks                                    58,000(b)           415,860
Harmonic                                          133,321(b)         1,206,555
Inter-Tel                                          38,162              863,606
NETGEAR                                            60,210(b)         1,550,407
Network Equipment Technologies                     44,987(b)           405,783
PC-Tel                                             39,725(b)           375,401
Symmetricom                                        82,394(b)           703,645
Tollgrade Communications                           24,468(b)           246,148
ViaSat                                             43,452(b)         1,432,612
                                                               ---------------
Total                                                               13,024,398
------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (0.8%)
Adaptec                                           209,672(b)           754,819
Avid Technology                                    73,175(b)         2,707,476
Hutchinson Technology                              46,317(b)         1,029,164
Komag                                              55,370(b)         1,889,224
Neoware                                            35,605(b)           420,495
Novatel Wireless                                   53,505(b)           604,071
Synaptics                                          45,200(b)         1,223,112
                                                               ---------------
Total                                                                8,628,361
------------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE SMALL COMPANY INDEX FUND - 2007 ANNUAL REPORT 15

ISSUER                                              SHARES            VALUE(a)
CONSTRUCTION & ENGINEERING (1.3%)
EMCOR Group                                        56,618(b)   $     3,251,006
Insituform Technologies Cl A                       48,605(b)         1,356,566
Shaw Group                                        143,683(b)         4,850,737
URS                                                92,693(b)         3,983,018
                                                               ---------------
Total                                                               13,441,327
------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.5%)
Headwaters                                         75,550(b)         1,716,496
Texas Inds                                         42,807            3,142,890
                                                               ---------------
Total                                                                4,859,386
------------------------------------------------------------------------------

CONSUMER FINANCE (0.5%)
Cash America Intl                                  52,863            2,257,778
First Cash Financial Services                      48,975(b)         1,149,933
Rewards Network                                    47,460(b)           308,965
World Acceptance                                   31,295(b)         1,377,293
                                                               ---------------
Total                                                                5,093,969
------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.7%)
AptarGroup                                         61,499            3,752,055
Caraustar Inds                                     51,916(b)           413,251
Chesapeake                                         35,395              621,536
Myers Inds                                         48,197              829,952
Rock-Tenn Cl A                                     58,820            1,924,590
                                                               ---------------
Total                                                                7,541,384
------------------------------------------------------------------------------

DISTRIBUTORS (0.3%)
Audiovox Cl A                                      32,137(b)           495,553
Building Materials Holding                         51,842(d)         1,235,394
Keystone Automotive Inds                           29,140(b)         1,044,669
                                                               ---------------
Total                                                                2,775,616
------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (0.6%)
Bright Horizons Family Solutions                   46,715(b)         1,829,827
Coinstar                                           49,385(b)         1,493,402
CPI                                                 9,292              501,675
Pre-Paid Legal Services                            16,740(b,d)         650,851
Universal Technical Institute                      41,245(b)           975,444
Vertrue                                            17,283(b)           803,487
                                                               ---------------
Total                                                                6,254,686
------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                             SHARES             VALUE(a)
DIVERSIFIED FINANCIAL SERVICES (0.2%)
Financial Federal                                  48,626(f)   $     1,390,704
Portfolio Recovery Associates                      28,420(b,d)       1,235,417
                                                               ---------------
Total                                                                2,626,121
------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.3%)
Commonwealth Telephone Enterprises                 37,670            1,591,181
CT Communications                                  35,755              873,495
General Communication Cl A                         79,872(b)         1,234,821
                                                               ---------------
Total                                                                3,699,497
------------------------------------------------------------------------------

ELECTRIC UTILITIES (1.1%)
Allete                                             54,235            2,608,161
Central Vermont Public Service                     18,077              452,648
Cleco                                             102,630            2,621,171
El Paso Electric                                   83,329(b)         2,024,895
Green Mountain Power                                9,459              322,646
UIL Holdings                                       44,068            1,710,279
Unisource Energy                                   62,895            2,359,820
                                                               ---------------
Total                                                               12,099,620
------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (1.6%)
Acuity Brands                                      76,843            4,457,663
AO Smith                                           40,499            1,553,137
Baldor Electric                                    68,464            2,418,148
Belden CDT                                         77,553            3,354,167
C&D Technologies                                   45,788(d)           247,255
Magnetek                                           52,326(b)           273,142
Regal-Beloit                                       55,211            2,778,218
Vicor                                              34,868              369,949
Woodward Governor                                  52,413            2,192,960
                                                               ---------------
Total                                                               17,644,639
------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (4.5%)
Aeroflex                                          131,264(b)         1,569,917
Agilysys                                           54,652            1,035,655
Anixter Intl                                       60,326(b)         3,334,218
Bell Microproducts                                 54,279(b,f)         391,894
Benchmark Electronics                             128,483(b)         2,910,140
Brightpoint                                        90,286(b)           994,049
Checkpoint Systems                                 70,090(b)         1,316,991
Cognex                                             79,597            1,736,807
Coherent                                           55,787(b)         1,715,450

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

16 RIVERSOURCE SMALL COMPANY INDEX FUND - 2007 ANNUAL REPORT

ISSUER                                             SHARES             VALUE(a)
ELECTRONIC EQUIPMENT & INSTRUMENTS (CONT.)
CTS                                                63,916      $       990,698
Daktronics                                         56,730            1,961,156
Electro Scientific Inds                            51,949(b)         1,090,410
FLIR Systems                                      116,980(b)         3,615,852
Gerber Scientific                                  41,020(b)           505,777
Global Imaging Systems                             91,260(b)         1,756,755
Insight Enterprises                                86,308(b)         1,754,642
Itron                                              45,685(b)         2,633,283
Keithley Instruments                               25,135              353,649
Littelfuse                                         39,965(b)         1,254,501
LoJack                                             32,485(b)           582,456
Mercury Computer Systems                           39,539(b)           510,844
Methode Electronics                                66,771              735,149
MTS Systems                                        32,505            1,390,239
Park Electrochemical                               36,040              961,908
Paxar                                              73,667(b)         1,619,201
Photon Dynamics                                    30,449(b)           343,769
Planar Systems                                     30,525(b)           317,765
RadiSys                                            38,851(b)           653,085
Rogers                                             31,472(b)         1,626,473
ScanSource                                         45,920(b)         1,347,293
Technitrol                                         72,666            1,600,105
Trimble Navigation                                 99,273(b)         5,616,867
X-Rite                                             51,157              574,493
                                                               ---------------
Total                                                               48,801,491
------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (3.1%)
Atwood Oceanics                                    48,214(b)         2,332,111
Bristow Group                                      41,939(b)         1,566,422
CARBO Ceramics                                     36,143            1,332,954
Compagnie Generale de Geophysique-Veritas ADR           1(b,c)              25
Dril-Quip                                          42,604(b)         1,584,869
Hornbeck Offshore Services                         44,250(b)         1,217,760
Hydril                                             34,255(b)         2,709,571
Input/Output                                      125,506(b)         1,718,177
Lone Star Technologies                             55,259(b)         2,671,773
Lufkin Inds                                        27,290            1,633,307
Oceaneering Intl                                   96,778(b)         3,819,827
SEACOR Holdings                                    38,013(b)         3,848,055
TETRA Technologies                                128,324(b)         2,971,984
Unit                                               82,616(b)         4,005,223
W-H Energy Services                                53,770(b)         2,440,083
                                                               ---------------
Total                                                               33,852,141
------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                             SHARES             VALUE(a)
FOOD & STAPLES RETAILING (1.0%)
Casey's General Stores                             90,073      $     2,298,663
Great Atlantic & Pacific Tea                       34,813            1,005,051
Longs Drug Stores                                  50,690            2,179,670
Nash Finch                                         24,790              715,935
Performance Food Group                             62,238(b)         1,845,979
United Natural Foods                               75,912(b,d)       2,508,133
                                                               ---------------
Total                                                               10,553,431
------------------------------------------------------------------------------

FOOD PRODUCTS (1.8%)
Corn Products Intl                                132,516            4,538,672
Delta & Pine Land                                  65,083            2,648,878
Flowers Foods                                      92,233            2,593,592
Hain Celestial Group                               69,602(b)         2,046,299
J & J Snack Foods                                  24,442            1,008,966
Lance                                              55,073            1,171,403
Peet's Coffee & Tea                                24,700(b)           638,495
Ralcorp Holdings                                   47,596(b)         2,633,963
Sanderson Farms                                    28,300              894,846
TreeHouse Foods                                    55,700(b)         1,660,417
                                                               ---------------
Total                                                              19,835,531
------------------------------------------------------------------------------

GAS UTILITIES (3.3%)
Atmos Energy                                      155,885            4,869,847
Cascade Natural Gas                                20,539              534,219
Energen                                           129,164            5,977,710
Laclede Group                                      38,180            1,240,086
New Jersey Resources                               49,411            2,302,553
Northwest Natural Gas                              49,099            1,997,838
Piedmont Natural Gas                              134,468(d)         3,470,619
South Jersey Inds                                  52,270            1,727,001
Southern Union                                    192,219            5,345,602
Southwest Gas                                      74,018            2,905,207
UGI                                               188,900            5,177,749
                                                               ---------------
Total                                                               35,548,431
------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (5.2%)
American Medical Systems Holdings                 126,630(b)         2,519,937
Analogic                                           24,929            1,463,831
ArthroCare                                         48,136(b)         1,776,218
BIOLASE Technology                                 42,270(b,d)         363,522
Biosite                                            29,025(b)         1,563,867
Conmed                                             49,916(b)         1,207,967
Cooper Companies                                   79,495            3,791,912
Cyberonics                                         38,640(b,d)         814,145
Datascope                                          22,531              832,295

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE SMALL COMPANY INDEX FUND - 2007 ANNUAL REPORT 17

ISSUER                                             SHARES             VALUE(a)
HEALTH CARE EQUIPMENT & SUPPLIES (CONT.)
DJO                                                41,155(b)   $     1,703,817
Greatbatch                                         39,300(b)         1,155,027
Haemonetics                                        48,052(b)         2,318,028
Hologic                                            94,072(b)         5,225,700
ICU Medical                                        26,195(b)         1,033,393
IDEXX Laboratories                                 55,878(b)         4,794,891
Immucor                                           120,912(b)         3,813,564
Integra LifeSciences Holdings                      35,200(b)         1,515,360
Invacare                                           56,930            1,229,119
Kensey Nash                                        20,890(b)           661,795
Mentor                                             75,245            3,836,743
Meridian Bioscience                                38,295            1,135,447
Merit Medical Systems                              48,970(b)           771,767
Osteotech                                          30,950(b)           169,606
Palomar Medical Technologies                       31,565(b)         1,570,674
PolyMedica                                         40,252            1,611,690
Possis Medical                                     30,745(b)           414,443
Respironics                                       130,302(b)         5,550,866
SurModics                                          28,471(b,d)       1,023,817
Theragenics                                        59,052(b)           292,307
Viasys Healthcare                                  58,503(b)         1,721,743
Vital Signs                                        13,927              724,204
                                                               ---------------
Total                                                               56,607,695
------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (3.8%)
Amedisys                                           45,824(b)         1,481,032
AMERIGROUP                                         92,970(b)         3,371,092
AMN Healthcare Services                            60,740(b)         1,571,951
AmSurg                                             53,420(b)         1,175,240
Centene                                            77,060(b)         1,920,335
Chemed                                             46,900            1,711,850
Cross Country Healthcare                           38,845(b)           876,343
CryoLife                                           40,001(b)           336,408
Genesis HealthCare                                 35,080(b)         2,147,598
Gentiva Health Services                            48,725(b)           964,755
Healthways                                         61,880(b)         2,809,971
Hooper Holmes                                     120,756(b)           406,948
inVentiv Health                                    52,990(b)         1,859,419
LCA-Vision                                         37,107(d)         1,436,783
Matria Healthcare                                  38,280(b)         1,057,676
Odyssey HealthCare                                 61,327(b)           761,068
Owens & Minor                                      71,763            2,400,472
Pediatrix Medical Group                            86,582(b)         4,549,019
RehabCare Group                                    30,711(b)           466,193
Sierra Health Services                            101,960(b)         4,098,793

COMMON STOCKS (CONTINUED)

ISSUER                                             SHARES             VALUE(a)
HEALTH CARE PROVIDERS & SERVICES (CONT.)
Sunrise Senior Living                              79,966(b)   $     2,859,584
United Surgical Partners Intl                      79,645(b)         2,426,783
                                                               ---------------
Total                                                               40,689,313
------------------------------------------------------------------------------

HEALTH CARE TECHNOLOGY (0.8%)
Allscripts Healthcare Solutions                    85,275(b)         2,609,415
Cerner                                            115,782(b)         5,202,085
Dendrite Intl                                      78,155(b)           852,671
                                                               ---------------
Total                                                                8,664,171
------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (3.4%)
California Pizza Kitchen                           34,150(b)         1,217,448
CEC Entertainment                                  59,424(b)         2,513,041
CKE Restaurants                                   124,315            2,457,708
IHOP                                               28,015            1,490,398
Jack in the Box                                    60,036(b)         3,709,623
Landry's Restaurants                               30,269              906,557
Marcus                                             38,037              909,465
Multimedia Games                                   49,060(b)           508,752
O'Charley's                                        41,675(b)           885,177
Panera Bread Cl A                                  56,458(b)         3,328,764
Papa John's Intl                                   42,870(b)         1,184,069
PF Chang's China Bistro                            47,560(b)         1,883,852
Pinnacle Entertainment                            103,673(b)         3,579,828
RARE Hospitality Intl                              60,822(b)         1,918,326
Red Robin Gourmet Burgers                          29,625(b)         1,059,094
Shuffle Master                                     62,363(b,d)       1,659,479
SONIC                                             124,213(b)         2,758,771
Steak n Shake                                      50,348(b)           888,139
Triarc Companies Cl B                             111,115            2,172,298
WMS Inds                                           42,080(b,f)       1,668,893
                                                               ---------------
Total                                                               36,699,682
------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.8%)
Bassett Furniture Inds                             21,059              333,575
Champion Enterprises                              136,484(b)         1,120,534
Ethan Allen Interiors                              56,657            2,134,269
Interface Cl A                                     92,920(b)         1,414,242
La-Z-Boy                                           91,695(d)         1,181,032
Lenox Group                                        25,220(b)            94,827
Libbey                                             25,533              303,843
M/I Homes                                          21,580              778,606
Meritage Homes                                     39,170(b)         1,741,107
Natl Presto Inds                                    8,409              528,085

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

18 RIVERSOURCE SMALL COMPANY INDEX FUND - 2007 ANNUAL REPORT

ISSUER                                             SHARES             VALUE(a)
HOUSEHOLD DURABLES (CONT.)
NVR                                                 8,484(b)   $     5,875,339
Russ Berrie & Co                                   20,536(b)           303,933
Skyline                                            12,138              458,695
Standard-Pacific                                  115,284            3,163,393
                                                               ---------------
Total                                                               19,431,480
------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (0.3%)
Central Garden & Pet                               42,555(b)         1,906,038
Spectrum Brands                                    67,585(b)           817,779
WD-40                                              30,383            1,000,512
                                                               ---------------
Total                                                                3,724,329
------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.2%)
Standex Intl                                       22,175              646,180
Tredegar                                           49,894            1,146,065
                                                               ---------------
Total                                                                1,792,245
------------------------------------------------------------------------------

INSURANCE (2.8%)
Delphi Financial Group Cl A                        77,064            3,039,404
Hilb Rogal & Hobbs                                 64,565            2,727,871
Infinity Property & Casualty                       35,385            1,692,818
LandAmerica Financial Group                        31,660            1,996,480
Philadelphia Consolidated Holding                 101,854(b)         4,589,542
Presidential Life                                  38,397              834,367
ProAssurance                                       59,285(b)         3,011,085
RLI                                                36,177            2,002,035
Safety Insurance Group                             25,455            1,243,222
SCPIE Holdings                                     17,920(b)           469,146
Selective Insurance Group                          51,207            2,634,600
Stewart Information Services                       32,532            1,367,645
United Fire & Casualty                             37,495            1,269,206
Zenith Natl Insurance                              66,043            3,018,165
                                                               ---------------
Total                                                               29,895,586
------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.2%)
Blue Nile                                          24,890(b,d)         921,179
PetMed Express                                     43,220(b)           510,860
Stamps.com                                         34,155(b)           499,688
                                                               ---------------
Total                                                                1,931,727
------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                             SHARES             VALUE(a)
INTERNET SOFTWARE & SERVICES (1.2%)
Bankrate                                           20,370(b,d) $       804,819
Digital Insight                                    57,880(b)         2,250,953
InfoSpace                                          55,980(b)         1,300,975
j2 Global Communications                           88,690(b)         2,348,511
MIVA                                               50,040(b)           217,674
United Online                                     116,985            1,642,469
WebEx Communications                               76,835(b)         2,849,042
Websense                                           79,790(b)         1,727,454
                                                               ---------------
Total                                                               13,141,897
------------------------------------------------------------------------------

IT SERVICES (1.2%)
CACI Intl Cl A                                     54,736(b)         2,574,233
Carreker                                           36,158(b)           287,818
Ciber                                              97,029(b)           667,560
eFunds                                             83,600(b)         2,233,792
Gevity HR                                          44,960              992,267
Keane                                              79,580(b)           968,489
ManTech Intl Cl A                                  32,505(b)         1,109,071
MAXIMUS                                            38,442            1,159,026
StarTek                                            20,198              207,231
Sykes Enterprises                                  52,830(b)           771,846
TALX                                               55,745            1,776,036
                                                               ---------------
Total                                                               12,747,369
------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (1.2%)
Arctic Cat                                         22,249              410,494
JAKKS Pacific                                      49,576(b)         1,004,906
K2                                                 88,059(b)         1,063,753
MarineMax                                          33,440(b)           807,910
Nautilus                                           56,185(d)           916,377
Polaris Inds                                       69,776(d)         3,262,726
Pool                                               90,537            3,313,654
RC2                                                37,390(b)         1,477,279
Sturm, Ruger & Co                                  32,734(b)           340,761
                                                               ---------------
Total                                                               12,597,860
------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (0.6%)
Cambrex                                            47,765            1,045,098
Dionex                                             34,320(b)         2,039,294
Enzo Biochem                                       53,974(b)           800,974
Kendle Intl                                        21,850(b)           848,654
PAREXEL Intl                                       48,562(b)         1,590,406
PharmaNet Development Group                        32,875(b)           652,569
                                                               ---------------
Total                                                                6,976,995
------------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE SMALL COMPANY INDEX FUND - 2007 ANNUAL REPORT 19

ISSUER                                             SHARES             VALUE(a)
MACHINERY (3.9%)
Albany Intl Cl A                                   52,020      $     1,765,559
Astec Inds                                         33,613(b)         1,210,404
ASV                                                36,670(b,d)         621,557
Barnes Group                                       70,794            1,516,407
Briggs & Stratton                                  87,978            2,607,668
Clarcor                                            91,088            3,157,110
EnPro Inds                                         37,790(b)         1,248,960
Gardner Denver                                     93,730(b)         3,613,292
IDEX                                               95,736            4,968,697
Kaydon                                             50,315            2,168,577
Lindsay                                            20,761              659,992
Lydall                                             28,961(b)           387,788
Manitowoc                                         109,958            5,702,421
Mueller Inds                                       66,062            2,151,639
Robbins & Myers                                    29,964            1,302,835
Toro                                               73,128            3,749,273
Valmont Inds                                       30,601            1,697,437
Wabash Natl                                        55,623              886,631
Watts Water Technologies Cl A                      51,868            2,280,636
                                                               ---------------
Total                                                               41,696,883
------------------------------------------------------------------------------

MARINE (0.3%)
Kirby                                              94,502(b)         3,355,766
------------------------------------------------------------------------------

MEDIA (0.8%)
4Kids Entertainment                                23,447(b)           458,858
ADVO                                               56,854            1,863,674
Arbitron                                           52,511            2,434,935
Live Nation                                       116,885(b)         2,884,722
Radio One Cl D                                    137,445(b)         1,010,221
                                                               ---------------
Total                                                                8,652,410
------------------------------------------------------------------------------

METALS & MINING (2.6%)
AM Castle & Co                                     22,473              561,825
AMCOL Intl                                         39,000            1,172,340
Brush Engineered Materials                         35,945(b)         1,189,420
Carpenter Technology                               45,640            5,344,445
Century Aluminum                                   41,134(b)         1,874,888
Chaparral Steel                                    82,644            4,237,984
Cleveland-Cliffs                                   73,532(d)         4,019,259
Gibraltar Inds                                     53,265            1,306,590
Quanex                                             65,984            2,585,913
RTI Intl Metals                                    40,793(b)         3,334,828
Ryerson                                            46,873(d)         1,470,406
Steel Technologies                                 20,508              380,423
                                                               ---------------
Total                                                               27,478,321
------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                             SHARES             VALUE(a)
MULTILINE RETAIL (0.2%)
Fred's                                             71,435      $       960,801
Tuesday Morning                                    53,215              886,562
                                                               ---------------
Total                                                                1,847,363
------------------------------------------------------------------------------

MULTI-UTILITIES (0.3%)
Avista                                             92,818            2,334,373
CH Energy Group                                    24,200            1,235,168
                                                               ---------------
Total                                                                3,569,541
------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (3.1%)
Cabot Oil & Gas                                    85,535            5,547,800
Frontier Oil                                      196,960            5,595,633
Helix Energy Solutions Group                      166,652(b)         5,361,195
Massey Energy                                     143,540            3,400,463
Penn Virginia                                      33,370            2,445,354
Petroleum Development                              26,370(b)         1,350,935
St. Mary Land & Exploration                        97,960            3,525,580
Stone Energy                                       49,948(b)         1,697,733
Swift Energy                                       52,715(b)         2,337,383
World Fuel Services                                50,615            2,320,698
                                                               ---------------
Total                                                               33,582,774
------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.4%)
Buckeye Technologies                               67,234(b)           804,791
Deltic Timber                                      18,161              971,977
Neenah Paper                                       26,390              900,691
Pope & Talbot                                      29,153(b)           204,363
Schweitzer-Mauduit Intl                            27,586              670,064
Wausau Paper                                       79,810            1,136,493
                                                               ---------------
Total                                                                4,688,379
------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.9%)
Chattem                                            33,165(b)         1,904,998
Mannatech                                          28,275              456,076
NBTY                                              100,787(b)         5,225,806
Playtex Products                                   99,350(b)         1,398,848
USANA Health Sciences                              16,190(b,d)         859,365
                                                               ---------------
Total                                                                9,845,093
------------------------------------------------------------------------------

PHARMACEUTICALS (0.9%)
Alpharma Cl A                                      76,402            2,104,875
Bradley Pharmaceuticals                            29,325(b)           589,726
MGI PHARMA                                        140,912(b)         2,708,328
Noven Pharmaceuticals                              43,486(b)         1,189,777
Sciele Pharma                                      52,290(b)         1,241,888

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

20 RIVERSOURCE SMALL COMPANY INDEX FUND - 2007 ANNUAL REPORT

ISSUER                                             SHARES             VALUE(a)
PHARMACEUTICALS (CONT.)
ViroPharma                                        124,370(b)   $     2,118,021
                                                               ---------------
Total                                                                9,952,615
------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (4.2%)
Acadia Realty Trust                                56,720            1,457,137
Colonial Properties Trust                          82,205            4,040,376
EastGroup Properties                               42,250            2,312,765
Entertainment Properties Trust                     47,270            3,065,932
Essex Property Trust                               41,690            6,017,535
Inland Real Estate                                121,040            2,447,429
Kilroy Realty                                      57,817            5,020,828
Lexington Realty Trust                            122,770            2,612,546
LTC Properties                                     37,005            1,043,541
Medical Properties Trust                           71,755            1,121,531
Mid-America Apartment Communities                  43,720            2,628,446
Natl Retail Properties                            105,385            2,502,894
New Century Financial                              80,205            2,427,805
Parkway Properties                                 26,565            1,457,090
PS Business Parks                                  28,510            2,144,237
Senior Housing Properties Trust                   122,110            3,177,302
Sovran Self Storage                                35,940            2,156,400
                                                               ---------------
Total                                                               45,633,794
------------------------------------------------------------------------------

ROAD & RAIL (1.4%)
Arkansas Best                                      44,550            1,702,701
Heartland Express                                 105,233            1,781,595
Kansas City Southern                              135,379(b)         4,069,493
Knight Transportation                             102,845            1,933,486
Landstar System                                   101,546            4,294,379
Old Dominion Freight Line                          49,920(b)         1,386,778
                                                               ---------------
Total                                                               15,168,432
------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.2%)
Actel                                              46,497(b)           830,436
Advanced Energy Inds                               63,198(b)         1,095,221
ATMI                                               62,327(b)         2,084,215
Axcelis Technologies                              180,828(b)         1,164,532
Brooks Automation                                 134,515(b)         1,872,449
Cabot Microelectronics                             42,770(b)         1,291,226
Cohu                                               40,371              807,420
Cymer                                              66,288(b)         2,799,342
Diodes                                             35,655(b)         1,307,469
DSP Group                                          51,865(b)         1,088,128

COMMON STOCKS (CONTINUED)

ISSUER                                             SHARES             VALUE(a)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONT.)
Exar                                               65,587(b)   $       859,190
FEI                                                45,260(b)         1,138,742
Intevac                                            37,760(b)           834,874
Kopin                                             121,170(b)           467,716
Kulicke & Soffa Inds                              101,859(b)           945,252
Microsemi                                         133,318(b)         2,426,388
MKS Instruments                                    65,500(b)         1,432,485
Pericom Semiconductor                              46,669(b)           465,290
Photronics                                         74,470(b)         1,240,670
Rudolph Technologies                               44,448(b)           694,722
Skyworks Solutions                                287,498(b)         1,888,862
Standard Microsystems                              39,547(b)         1,103,361
Supertex                                           24,505(b)           915,017
Ultratech                                          41,398(b)           502,572
Varian Semiconductor Equipment Associates          98,768(b)         4,064,303
Veeco Instruments                                  55,476(b)         1,064,584
                                                               ---------------
Total                                                               34,384,466
------------------------------------------------------------------------------

SOFTWARE (3.6%)
Altiris                                            43,190(b)         1,413,609
ANSYS                                              68,780(b)         3,431,434
Captaris                                           48,261(b)           425,179
Catapult Communications                            17,775(b)           161,930
Concur Technologies                                49,770(b)           749,039
Epicor Software                                   103,240(b)         1,429,582
EPIQ Systems                                       25,725(b)           464,851
FactSet Research Systems                           67,340            3,911,107
Hyperion Solutions                                104,461(b)         4,410,342
JDA Software Group                                 52,360(b)           837,760
Kronos                                             56,896(b)         2,162,048
Manhattan Associates                               48,642(b)         1,365,381
MapInfo                                            38,091(b)           519,942
MICROS Systems                                     70,612(b,d)       3,975,455
Napster                                            80,153(b)           321,414
Phoenix Technologies                               45,395(b)           285,535
Progress Software                                  73,350(b)         2,083,874
Quality Systems                                    30,300            1,285,629
Radiant Systems                                    46,255(b)           521,756
Secure Computing                                  115,155(b)           766,932
Sonic Solutions                                    46,430(b)           851,991
SPSS                                               35,208(b)         1,092,152
Take-Two Interactive Software                     129,513(b)         2,250,936
THQ                                               114,823(b)         3,479,137
                                                               ---------------
Total                                                               38,197,015
------------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE SMALL COMPANY INDEX FUND - 2007 ANNUAL REPORT 21

ISSUER                                             SHARES             VALUE(a)
SPECIALTY RETAIL (4.1%)
Aaron Rents                                        86,821      $     2,562,956
Cato Cl A                                          56,269            1,269,991
Children's Place Retail Stores                     41,650(b)         2,257,847
Christopher & Banks                                67,903            1,207,315
Cost Plus                                          39,421(b,d)         406,036
Dress Barn                                         82,066(b)         1,844,023
Finish Line Cl A                                   74,600              952,642
Genesco                                            40,133(b)         1,580,839
Group 1 Automotive                                 43,004            2,279,212
Guitar Center                                      52,345(b)         2,394,784
Gymboree                                           56,453(b)         2,443,850
Hancock Fabrics                                    34,168(b)           136,672
Haverty Furniture Companies                        40,390              618,371
Hibbett Sporting Goods                             56,652(b)         1,819,096
Hot Topic                                          78,901(b)           821,359
Jo-Ann Stores                                      43,580(b)         1,101,702
Jos A Bank Clothiers                               32,161(b,d)         995,705
Men's Wearhouse                                    94,426            4,054,652
Midas                                              21,071(b)           476,837
Pep Boys - Manny, Moe & Jack                       97,103            1,486,647
Select Comfort                                     94,032(b,d)       1,733,950
Sonic Automotive Cl A                              53,670            1,682,555
Stage Stores                                       51,990            1,668,359
Stein Mart                                         48,220              651,452
Tractor Supply                                     61,800(b)         3,110,394
Tween Brands                                       57,069(b)         1,951,189
Zale                                               86,738(b)         2,387,030
                                                               ---------------
Total                                                               43,895,465
------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (2.7%)
Ashworth                                           25,920(b)           197,251
Brown Shoe                                         51,296            2,787,938
crocs                                              59,905(b,d)       3,015,618
Deckers Outdoor                                    19,510(b)         1,137,628
Fossil                                             80,680(b)         1,816,107
Kellwood                                           44,914            1,473,179
K-Swiss Cl A                                       47,364            1,497,650
Movado Group                                       36,295            1,041,667
Oxford Inds                                        27,218            1,300,748
Phillips-Van Heusen                                99,137            5,467,405
Quiksilver                                        214,788(b)         3,052,137
Skechers USA Cl A                                  44,470(b)         1,576,017
Stride Rite                                        64,435            1,112,148

COMMON STOCKS (CONTINUED)

ISSUER                                             SHARES             VALUE(a)
TEXTILES, APPAREL & LUXURY GOODS (CONT.)
Wolverine World Wide                               99,355      $     3,057,153
                                                               ---------------
Total                                                               28,532,646
------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (2.0%)
Anchor BanCorp Wisconsin                           32,274              963,702
Bank Mutual                                       107,655            1,270,329
BankAtlantic Bancorp Cl A                          81,840            1,086,835
BankUnited Financial Cl A                          56,930            1,570,699
Brookline Bancorp                                 109,935            1,463,235
Corus Bankshares                                   58,890(d)         1,254,357
Dime Community Bancshares                          49,002              658,097
Downey Financial                                   34,810            2,490,307
FirstFed Financial                                 29,654(b)         2,044,643
Flagstar Bancorp                                   69,240            1,004,672
Franklin Bank                                      42,065(b)           799,235
Fremont General                                   120,930(d)         1,644,648
MAF Bancorp                                        49,859            2,240,663
Triad Guaranty                                     21,790(b)         1,122,185
Trustco Bank NY                                   133,932            1,408,965
                                                               ---------------
Total                                                               21,022,572
------------------------------------------------------------------------------

TOBACCO (0.1%)
Alliance One Intl                                 156,175(b)         1,197,862
------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (0.5%)
Applied Industrial Technologies                    66,586            1,632,689
Kaman                                              42,994              979,833
Lawson Products                                     7,441              330,306
Watsco                                             43,714            2,230,288
                                                               ---------------
Total                                                                5,173,116
------------------------------------------------------------------------------

WATER UTILITIES (0.1%)
American States Water                              30,420            1,192,160
------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $728,570,780)                                           $ 1,050,992,786
------------------------------------------------------------------------------

MONEY MARKET FUND (4.4%)(e)

                                                 SHARES               VALUE(a)
RiverSource Short-Term
  Cash Fund                                    47,030,940(g)   $    47,030,940
------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $47,030,940)                                            $    47,030,940
------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $775,601,720)(h)                                        $ 1,098,023,726
==============================================================================

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

22 RIVERSOURCE SMALL COMPANY INDEX FUND - 2007 ANNUAL REPORT

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Jan. 31, 2007, the value of foreign securities represented 0.1% of net assets.

(d) At Jan. 31, 2007, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 4.0% of net assets. See
      Note 5 to the financial statements. 0.4% of net assets is the Fund's cash equivalent position.

(f) Partially pledged as initial margin deposit on the following open stock index futures contracts (see Note 6 to the financial statements):

      TYPE OF SECURITY                                              CONTRACTS
      ------------------------------------------------------------------------
      PURCHASE CONTRACTS
      Russell 2000 Futures, March 2007                                     59

(g)   Affiliated Money Market Fund -- See Note 7 to the financial statements.

(h) At Jan. 31, 2007, the cost of securities for federal income tax purposes was $788,800,879 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                    $371,283,739
      Unrealized depreciation                                     (62,060,892)
      ------------------------------------------------------------------------
      Net unrealized appreciation                                $309,222,847
      ------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.


------------------------------------------------------------------------------

RIVERSOURCE SMALL COMPANY INDEX FUND - 2007 ANNUAL REPORT 23

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

JAN. 31, 2007

ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers* (identified cost $728,570,780)                                             $ 1,050,992,786
   Affiliated money market fund (identified cost $47,030,940) (Note 7)                                   47,030,940
-------------------------------------------------------------------------------------------------------------------
Total investments in securities (identified cost $775,601,720)                                        1,098,023,726
Capital shares receivable                                                                                    78,470
Dividends and accrued interest receivable                                                                   498,340
Receivable for investment securities sold                                                                20,128,143
-------------------------------------------------------------------------------------------------------------------
Total assets                                                                                          1,118,728,679
-------------------------------------------------------------------------------------------------------------------
LIABILITIES
Disbursements in excess of cash on demand deposit                                                                50
Capital shares payable                                                                                      197,861
Payable for investment securities purchased                                                                 498,925
Payable upon return of securities loaned (Note 5)                                                        42,547,450
Accrued investment management services fee                                                                   10,067
Accrued distribution fee                                                                                     11,964
Accrued transfer agency fee                                                                                     117
Accrued administrative services fee                                                                           2,258
Accrued plan administration services fee                                                                         70
Other accrued expenses                                                                                      207,020
-------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                        43,475,782
-------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                                  $ 1,075,252,897
===================================================================================================================
REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                                            $     1,313,284
Additional paid-in capital                                                                              717,400,609
Undistributed net investment income                                                                       1,141,240
Accumulated net realized gain (loss)                                                                     32,851,245
Unrealized appreciation (depreciation) on investments (Note 6)                                          322,546,519
-------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                            $ 1,075,252,897
===================================================================================================================
Net assets applicable to outstanding shares:                       Class A                          $   834,954,281
                                                                   Class B                          $   229,997,889
                                                                   Class R4                         $    10,300,727
Net asset value per share of outstanding capital stock:            Class A shares      99,373,376   $          8.40
                                                                   Class B shares      30,755,493   $          7.48
                                                                   Class R4 shares      1,199,527   $          8.59
-------------------------------------------------------------------------------------------------------------------
* Including securities on loan, at value (Note 5)                                                   $    41,037,304
-------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


--------------------------------------------------------------------------------

24 RIVERSOURCE SMALL COMPANY INDEX FUND - 2007 ANNUAL REPORT

STATEMENT OF OPERATIONS

YEAR ENDED JAN. 31, 2007

INVESTMENT INCOME
Income:
Dividends                                                                               $    11,149,182
Interest                                                                                        365,020
Income distributions from affiliated money market fund (Note 7)                                 464,710
Fee income from securities lending (Note 5)                                                     432,494
   Less foreign taxes withheld                                                                   (4,493)
--------------------------------------------------------------------------------------------------------
Total income                                                                                 12,406,913
--------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                            3,889,499
Distribution fee
   Class A                                                                                    2,109,546
   Class B                                                                                    2,771,834
Transfer agency fee
   Class A                                                                                    1,620,173
   Class B                                                                                      571,801
   Class R4                                                                                      15,475
Service fee -- Class R4                                                                           9,088
Administrative services fees and expenses                                                       867,030
Plan administration services fee -- Class R4                                                      3,482
Compensation of board members                                                                    22,564
Custodian fees                                                                                  220,000
Printing and postage                                                                            281,570
Registration fees                                                                                65,300
Licensing fees                                                                                   27,900
Professional fees                                                                                34,303
Other                                                                                            20,126
--------------------------------------------------------------------------------------------------------
Total expenses                                                                               12,529,691
   Expenses waived/reimbursed by the Investment Manager and its affiliates (Note 2)          (1,249,780)
--------------------------------------------------------------------------------------------------------
                                                                                             11,279,911
   Earnings and bank fee credits on cash balances (Note 2)                                      (84,375)
--------------------------------------------------------------------------------------------------------
Total net expenses                                                                           11,195,536
--------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                               1,211,377
--------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                                           140,234,271
   Futures contracts                                                                            625,555
   Payment from affiliate (Note 2)                                                               52,250
--------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                     140,912,076
Net change in unrealized appreciation (depreciation) on investments                         (66,536,698)
--------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                                        74,375,378
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                         $    75,586,755
========================================================================================================

See accompanying notes to financial statements.


--------------------------------------------------------------------------------

RIVERSOURCE SMALL COMPANY INDEX FUND - 2007 ANNUAL REPORT 25

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED JAN. 31,                                                         2007              2006
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                       $     1,211,377   $      (490,846)
Net realized gain (loss) on investments                                   140,912,076       127,368,104
Net change in unrealized appreciation (depreciation) on investments       (66,536,698)       74,972,461
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations            75,586,755       201,849,719
--------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net realized gain
      Class A                                                            (109,056,307)      (64,568,459)
      Class B                                                             (33,276,239)      (28,154,086)
      Class R4                                                             (1,258,312)         (798,388)
--------------------------------------------------------------------------------------------------------
Total distributions                                                      (143,590,858)      (93,520,933)
--------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                                123,678,472       137,448,192
   Class B shares                                                          16,143,052        29,941,339
   Class R4 shares                                                          2,871,989         5,147,710
Reinvestment of distributions at net asset value
   Class A shares                                                         107,229,509        63,541,983
   Class B shares                                                          32,845,091        27,800,426
   Class R4 shares                                                          1,258,312           798,388
Payments for redemptions
   Class A shares                                                        (235,769,616)     (237,986,825)
   Class B shares (Note 2)                                               (148,812,067)     (168,796,770)
   Class R4 shares                                                         (4,640,849)      (15,634,423)
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions        (105,196,107)     (157,739,980)
--------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                  (173,200,210)      (49,411,194)
Net assets at beginning of year                                         1,248,453,107     1,297,864,301
--------------------------------------------------------------------------------------------------------
Net assets at end of year                                             $ 1,075,252,897   $ 1,248,453,107
========================================================================================================
Undistributed net investment income                                   $     1,141,240   $       788,896
--------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


--------------------------------------------------------------------------------

26 RIVERSOURCE SMALL COMPANY INDEX FUND - 2007 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Market Advantage Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open end management investment company. RiverSource Market Advantage Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in common stocks of small-capitalization companies that are expected to provide investment results that correspond to the performance of the S&P SmallCap 600 Index.

The Fund offers Class A, Class B and Class R4 shares.

o     Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge and automatically convert to Class A shares during the ninth year of ownership.

o Class R4 shares have no sales charge and are offered only to qualifying institutional investors.

In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement. These changes were effective Dec. 11, 2006.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial, Inc. (Ameriprise Financial) utilizes Fair Value Pricing
(FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or


--------------------------------------------------------------------------------

RIVERSOURCE SMALL COMPANY INDEX FUND - 2007 ANNUAL REPORT 27 event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.


--------------------------------------------------------------------------------

28 RIVERSOURCE SMALL COMPANY INDEX FUND - 2007 ANNUAL REPORT

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $859,033 and accumulated net realized gain has been increased by $859,033.


--------------------------------------------------------------------------------

RIVERSOURCE SMALL COMPANY INDEX FUND - 2007 ANNUAL REPORT 29

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED JAN. 31                                      2007           2006
-------------------------------------------------------------------------------
CLASS A
Distributions paid from:
   Ordinary income ..............................  $  2,421,319   $   1,060,392
   Long-term capital gain .......................   106,634,988      63,508,067

CLASS B
Distributions paid from:
   Ordinary income ..............................       742,004         448,529
   Long-term capital gain .......................    32,534,235      27,705,557

CLASS R4*
Distributions paid from:
   Ordinary income ..............................        28,038          12,309
   Long-term capital gain .......................     1,230,274         786,079

*     Effective Dec. 11, 2006, Class Y was renamed Class R4.

At Jan. 31, 2007, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income .................................   $   2,361,182
Accumulated long-term gain (loss) .............................   $  44,954,975
Unrealized long-term appreciation (depreciation) ..............   $ 309,222,847

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("SFAS 157"). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.


--------------------------------------------------------------------------------

30 RIVERSOURCE SMALL COMPANY INDEX FUND - 2007 ANNUAL REPORT

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex dividend date and interest income, including level-yield amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.36% to 0.24% annually as the Fund's assets increase. Prior to March 1, 2006, the management fee percentage of the Fund's average daily net assets declined from 0.38% to 0.34% annually as the Fund's assets increased.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a fee percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase.

Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expenses, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Jan. 31, 2007, there were no expenses incurred for these particular items.

Compensation of Board members includes, for the former Board Chair, compensation as well as retirement benefits. Certain other aspects of the former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Professional fees include fees paid by the Fund for legal services and independent auditor services.


------------------------------------------------------------------------------

RIVERSOURCE SMALL COMPANY INDEX FUND - 2007 ANNUAL REPORT 31

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o     Class A $19.50

o     Class B $20.50

Effective Dec. 11, 2006, as part of the Board's approval to rename Class Y as Class R4, the fee structure under the Transfer Agency Agreement was revised from an account-based fee for Class Y to an asset-based fee for Class R4. The Fund will pay the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares. Prior to Dec. 11, 2006, the Fund paid the Transfer Agent an annual account-based fee of $17.50 per shareholder account.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. and RiverSource Distributors, Inc. (collectively, the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B shares.

Beginning Dec. 11, 2006, a new Plan Administration Services Agreement was adopted for the restructured Class R4. The fee is calculated at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares.

Prior to Dec. 11, 2006, under a Shareholder Service Agreement, the Fund paid the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to these shares. The fee was calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Effective Dec. 11, 2006, this agreement was terminated.

Sales charges received by the Distributor for distributing Fund shares were $743,710 for Class A and $229,869 for Class B for the year ended Jan. 31, 2007.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.


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32 RIVERSOURCE SMALL COMPANY INDEX FUND - 2007 ANNUAL REPORT

For the year ended Jan 31, 2007, the Investment Manager and its affiliates waived certain fees and expenses to 0.81% for Class A, 1.58% for Class B and 0.64% for Class R4. Of these fees and expenses, the transfer agency fees waived for Class A, Class B and Class R4 were $949,338, $289,125 and $11,317, respectively. Under this agreement which was effective until Jan. 31, 2007, net expenses would not exceed 0.81% for Class A, 1.58% for Class B and 0.64% for Class R4 of the Fund's average daily net assets. Effective as of Feb. 1, 2007, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until Jan. 31, 2008, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds) will not exceed 0.81% for Class A, 1.58% for Class B and 0.68% for Class R4 of the Fund's average daily net assets.

During the year ended Jan. 31, 2007, the Fund's custodian and transfer agency fees were reduced by $84,375 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

In addition, the Fund received a one time payment of $52,250 by Ameriprise Financial for additional earnings from overnight cash balances determined to be owed for prior years. This amount was insignificant to the Fund's net asset value and total return.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short term obligations) aggregated $128,772,135 and $364,911,892 respectively, for the year ended Jan. 31, 2007. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                         YEAR ENDED JAN. 31, 2007
                                                   CLASS A       CLASS B       CLASS R4*
-----------------------------------------------------------------------------------------
Sold                                              14,335,934     2,002,432       315,993
Issued for reinvested distributions               13,013,293     4,474,806       149,443
Redeemed                                         (26,574,814)  (18,933,267)     (508,752)
-----------------------------------------------------------------------------------------
Net increase (decrease)                              774,413   (12,456,029)      (43,316)
-----------------------------------------------------------------------------------------

                                                         YEAR ENDED JAN. 31, 2006
                                                   CLASS A       CLASS B       CLASS R4*
-----------------------------------------------------------------------------------------
Sold                                              15,977,947     3,820,218       594,800
Issued for reinvested distributions                7,591,685     3,643,525        93,818
Redeemed                                         (27,882,339)  (21,380,640)   (1,818,850)
-----------------------------------------------------------------------------------------
Net increase (decrease)                           (4,312,707)  (13,916,897)   (1,130,232)
-----------------------------------------------------------------------------------------

*     Effective Dec. 11, 2006, Class Y was renamed Class R4.


------------------------------------------------------------------------------

RIVERSOURCE SMALL COMPANY INDEX FUND - 2007 ANNUAL REPORT 33

5. LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The Fund receives collateral in the form of cash and U.S. government securities, equal to at least 100% of the value of securities loaned, which is marked to the market value of the loaned securities daily until the securities are returned, e.g., if the value of the securities on loan increases, additional cash collateral is provided by the borrower. The Investment Manager serves as securities lending agent for the Fund under the investment management services agreement pursuant to which the Fund has agreed to reimburse the Investment Manager for expenses incurred by it in connection with the lending program, and pursuant to guidelines adopted by and under the oversight of the Board. At Jan. 31, 2007, securities valued at $41,037,304 were on loan to brokers. For collateral, the Fund received $42,547,450 in cash. Cash collateral received is invested in an affiliated money market fund and short-term securities, including U.S. government securities or other high-grade debt obligations, which are included in the "Investments in securities." Income from securities lending amounted to $432,494 for the year ended Jan. 31, 2007. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. STOCK INDEX FUTURES CONTRACTS

At Jan. 31, 2007, investments in securities included securities valued at $1,776,603 that were pledged as collateral to cover initial margin deposits on 59 open purchase contracts. The notional market value of the open purchase contracts at Jan. 31, 2007 was $23,729,800 with a net unrealized gain of $124,513. See "Summary of significant accounting policies" and "Notes to investments in securities."

7. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments.

8. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 19, 2006. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within


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34 RIVERSOURCE SMALL COMPANY INDEX FUND - 2007 ANNUAL REPORT

60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Prior to this agreement, the Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowing under the facility outstanding during the year ended Jan. 31, 2007.

9. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to our motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Discovery is currently set to end in March 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual


------------------------------------------------------------------------------

RIVERSOURCE SMALL COMPANY INDEX FUND - 2007 ANNUAL REPORT 35 funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


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36 RIVERSOURCE SMALL COMPANY INDEX FUND - 2007 ANNUAL REPORT

10. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Jan. 31,                               2007          2006          2005          2004         2003
Net asset value, beginning of period                   $   8.97      $   8.21      $   7.55      $   5.14      $  6.35
------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                .01           .01            --            --           --
Net gains (losses) (both realized
   and unrealized)                                          .64          1.44          1.17          2.41        (1.21)
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                            .65          1.45          1.17          2.41        (1.21)
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                         (1.22)         (.69)         (.51)           --           --
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $   8.40      $   8.97      $   8.21      $   7.55      $  5.14
------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $    835      $    884      $    844      $    792      $   583
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
   daily net assets(b),(c)                                  .81%(d)       .92%(d)       .91%          .96%         .98%
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets                              .29%          .20%          .24%         (.04%)       (.13%)
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)                         11%           14%           12%           10%          16%
------------------------------------------------------------------------------------------------------------------------
Total return(e)                                            7.55%        18.33%        15.42%        46.89%      (19.06%)
------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 0.92% and 0.93% for the years ended Jan. 31, 2007 and 2006, respectively.

(e)   Total return does not reflect payment of a sales charge.


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RIVERSOURCE SMALL COMPANY INDEX FUND - 2007 ANNUAL REPORT 37

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Jan. 31,                               2007          2006          2005          2004         2003
Net asset value, beginning of period                   $   8.17      $   7.59      $   7.07      $   4.85      $  6.04
------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                 --          (.02)         (.01)         (.05)        (.04)
Net gains (losses) (both realized
   and unrealized)                                          .53          1.29          1.04          2.27        (1.15)
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                            .53          1.27          1.03          2.22        (1.19)
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                         (1.22)         (.69)         (.51)           --           --
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $   7.48      $   8.17      $   7.59      $   7.07      $  4.85
------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $    230      $    353      $    434      $    482      $   370
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
   daily net assets(b),(c)                                 1.58%(d)      1.68%(d)      1.67%         1.73%        1.75%
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets                             (.47%)        (.57%)        (.53%)        (.81%)       (.90%)
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)                         11%           14%           12%           10%          16%
------------------------------------------------------------------------------------------------------------------------
Total return(e)                                            6.81%        17.45%        14.48%        45.77%      (19.70%)
------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 1.68% and 1.70% for the years ended Jan. 31, 2007 and 2006, respectively.

(e)   Total return does not reflect payment of a sales charge.


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38 RIVERSOURCE SMALL COMPANY INDEX FUND - 2007 ANNUAL REPORT

CLASS R4*

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Jan. 31,                               2007          2006          2005          2004         2003
Net asset value, beginning of period                   $   9.12      $   8.32      $   7.63      $   5.19      $  6.40
------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                .02           .01            --           .01           --
Net gains (losses) (both realized
   and unrealized)                                          .67          1.48          1.20          2.43        (1.21)
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                            .69          1.49          1.20          2.44        (1.21)
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                         (1.22)         (.69)         (.51)           --           --
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $   8.59      $   9.12      $   8.32      $   7.63      $  5.19
------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $     10      $     11      $     20      $     15      $    10
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
   daily net assets(b),(c)                                  .64%(d)       .75%(d)       .74%          .79%         .82%
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets                              .46%          .36%          .42%          .13%         .04%
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)                         11%           14%           12%           10%          16%
------------------------------------------------------------------------------------------------------------------------
Total return(e)                                            7.87%        18.57%        15.65%        47.01%      (18.91%)
------------------------------------------------------------------------------------------------------------------------

*     Effective Dec. 11, 2006, Class Y was renamed Class R4.

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class R4 would have been 0.75% and 0.76% for the years ended Jan.
      31, 2007 and 2006, respectively.

(e)   Total return does not reflect payment of a sales charge.


------------------------------------------------------------------------------

RIVERSOURCE SMALL COMPANY INDEX FUND - 2007 ANNUAL REPORT 39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS
RIVERSOURCE MARKET ADVANTAGE SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Small Company Index Fund (a series of RiverSource Market Advantage Series, Inc.) as of January 31, 2007, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended January 31, 2007, and the financial highlights for each of the years or periods in the five-year period ended January 31, 2007. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Small Company Index Fund as of January 31, 2007, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Minneapolis, Minnesota
March 20, 2007


------------------------------------------------------------------------------

40 RIVERSOURCE SMALL COMPANY INDEX FUND - 2007 ANNUAL REPORT

INVESTMENTS IN SECURITIES

JAN. 31, 2007

(Percentages represent value of investments compared to net assets)

COMMON STOCKS (98.3%)

ISSUER                                      SHARES                   VALUE(a)
AEROSPACE & DEFENSE (2.4%)
Boeing                                       17,964            $    1,608,855
General Dynamics                              9,190                   718,199
Goodrich                                      2,829                   138,678
Honeywell Intl                               18,545                   847,321
L-3 Communications
  Holdings                                    2,835                   233,434
Lockheed Martin                               8,083                   785,587
Northrop Grumman                              7,846                   556,595
Raytheon                                     10,097                   524,034
Rockwell Collins                              3,801                   259,266
United Technologies                          22,792                 1,550,312
                                                               ---------------
Total                                                               7,222,281
------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.8%)
FedEx                                         6,964                   768,826
United Parcel Service Cl B                   24,382                 1,762,331
                                                               ---------------
Total                                                               2,531,157
------------------------------------------------------------------------------

AIRLINES (0.1%)
Southwest Airlines                           17,984                   271,558
------------------------------------------------------------------------------

AUTO COMPONENTS (0.2%)
Goodyear Tire & Rubber                        4,032(b)                 99,550
Johnson Controls                              4,442                   410,707
                                                               ---------------
Total                                                                 510,257
------------------------------------------------------------------------------

AUTOMOBILES (0.4%)
Ford Motor                                   42,897(f)                348,753
General Motors                               12,849                   421,961
Harley-Davidson                               5,883                   401,632
                                                               ---------------
Total                                                               1,172,346
------------------------------------------------------------------------------

BEVERAGES (2.0%)
Anheuser-Busch
  Companies                                  17,461                   889,987
Brown-Forman Cl B                             1,790                   117,406
Coca-Cola                                    46,314                 2,217,514
Coca-Cola Enterprises                         6,291                   129,091
Constellation Brands Cl A                     4,775(b)                118,134
Molson Coors Brewing Cl B                     1,042                    84,194

COMMON STOCKS (CONTINUED)

ISSUER                                      SHARES                   VALUE(a)
BEVERAGES (CONT.)
Pepsi Bottling Group                          3,114            $       98,496
PepsiCo                                      37,294                 2,433,060
                                                               ---------------
Total                                                               6,087,882
------------------------------------------------------------------------------

BIOTECHNOLOGY (1.3%)
Amgen                                        26,490(b)              1,864,101
Biogen Idec                                   7,654(b)                369,994
Celgene                                       8,460(b)                454,133
Genzyme                                       5,967(b)                392,211
Gilead Sciences                              10,440(b)                671,501
MedImmune                                     5,438(b)                188,481
                                                               ---------------
Total                                                               3,940,421
------------------------------------------------------------------------------

BUILDING PRODUCTS (0.2%)
American Standard
  Companies                                   3,941                   194,646
Masco                                         8,954                   286,438
                                                               ---------------
Total                                                                 481,084
------------------------------------------------------------------------------

CAPITAL MARKETS (3.8%)
Ameriprise Financial                          5,495                   323,985
Bank of New York                             17,361                   694,614
Bear Stearns Companies                        2,666                   439,490
Charles Schwab                               23,232                   439,549
E*TRADE Financial                             9,700(b)                236,486
Federated Investors Cl B                      2,050                    72,386
Franklin Resources                            3,785                   450,831
Goldman Sachs Group                           9,671                 2,051,800
Janus Capital Group                           4,504                    92,242
Legg Mason                                    2,980                   312,453
Lehman Brothers Holdings                     12,044                   990,499
Mellon Financial                              9,352                   399,704
Merrill Lynch & Co                           20,075                 1,878,217
Morgan Stanley                               24,041                 1,990,354
Northern Trust                                4,260                   258,795
State Street                                  7,543                   535,930
T Rowe Price Group                            5,986                   287,268
                                                               ---------------
Total                                                              11,454,603
------------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

14  RIVERSOURCE S&P 500 INDEX FUND - 2007 ANNUAL REPORT

ISSUER                                      SHARES                   VALUE(a)
CHEMICALS (1.5%)
Air Products & Chemicals                      5,009            $      373,972
Ashland                                       1,295                    90,067
Dow Chemical                                 21,693                   901,127
Eastman Chemical                              1,867                   109,332
Ecolab                                        4,046                   177,619
EI du Pont de Nemours
  & Co                                       20,888                 1,035,210
Hercules                                      2,584(b)                 50,672
Intl Flavors & Fragrances                     1,773                    85,955
Monsanto                                     12,336                   679,590
PPG Inds                                      3,749                   248,521
Praxair                                       7,338                   462,734
Rohm & Haas                                   3,228                   168,050
Sigma-Aldrich                                 3,000                   113,850
                                                               ---------------
Total                                                               4,496,699
------------------------------------------------------------------------------

COMMERCIAL BANKS (4.0%)
BB&T                                         12,287                   519,249
Comerica                                      3,605                   213,777
Commerce Bancorp                              4,260                   143,903
Compass Bancshares                            2,950                   179,655
Fifth Third Bancorp                          12,680                   505,932
First Horizon Natl                            2,825                   123,170
Huntington Bancshares                         5,397                   125,642
KeyCorp                                       9,126                   348,339
M&T Bank                                      1,755                   212,899
Marshall & Ilsley                             5,791                   272,524
Natl City                                    14,342                   542,845
PNC Financial
  Services Group                              6,673                   492,267
Regions Financial                            16,558                   600,393
SunTrust Banks                                8,040                   668,124
Synovus Financial                             7,384                   235,771
US Bancorp                                   39,924                 1,421,294
Wachovia                                     43,289                 2,445,829
Wells Fargo & Co                             76,682                 2,754,417
Zions Bancorporation                          2,430                   206,113
                                                               ---------------
Total                                                              12,012,143
------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.6%)
Allied Waste Inds                             5,765(b)                 73,734
Avery Dennison                                2,149                   146,906
Cintas                                        3,103                   127,688
Equifax                                       2,837                   117,821
Monster Worldwide                             2,920(b)                144,277

COMMON STOCKS (CONTINUED)

ISSUER                                      SHARES                   VALUE(a)
COMMERCIAL SERVICES & SUPPLIES (CONT.)
Pitney Bowes                                  5,038            $      241,169
Robert Half Intl                              3,802                   154,741
RR Donnelley & Sons                           4,927                   182,792
Waste Management                             12,152                   461,533
                                                               ---------------
Total                                                               1,650,661
------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (2.5%)
ADC Telecommunications                        2,665(b)                 43,013
Avaya                                        10,310(b)                132,277
Ciena                                         1,920(b)                 53,933
Cisco Systems                               137,980(b)              3,668,888
Corning                                      35,530(b)                740,445
JDS Uniphase                                  4,792(b)                 85,202
Juniper Networks                             12,850(b)                232,842
Motorola                                     54,908                 1,089,924
QUALCOMM                                     37,538                 1,413,681
Tellabs                                      10,031(b)                101,012
                                                               --------------
Total                                                               7,561,217
-----------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (3.7%)
Apple                                        19,304(b)              1,654,932
Dell                                         51,592(b)              1,251,106
EMC                                          50,020(b)                699,780
Hewlett-Packard                              62,211                 2,692,492
Intl Business Machines                       34,216                 3,392,515
Lexmark Intl Cl A                             2,227(b)                140,368
NCR                                           4,048(b)                191,835
Network Appliance                             8,491(b)                319,262
QLogic                                        3,576(b)                 65,441
SanDisk                                       5,115(b)                205,623
Sun Microsystems                             79,934(b)                530,762
                                                               ---------------
Total                                                              11,144,116
------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.1%)
Fluor                                         1,999                   165,117
------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.1%)
Vulcan Materials                              2,148                   218,752
------------------------------------------------------------------------------

CONSUMER FINANCE (0.9%)
American Express                             27,367                 1,593,308
Capital One Financial                         9,271                   745,388
SLM                                           9,288                   426,876
                                                               ---------------
Total                                                               2,765,572
------------------------------------------------------------------------------

                          See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE S&P 500 INDEX FUND - 2007 ANNUAL REPORT  15

ISSUER                                      SHARES                   VALUE(a)
CONTAINERS & PACKAGING (0.2%)
Ball                                          2,364            $      109,500
Bemis                                         2,382                    80,774
Pactiv                                        3,027(b)                 98,196
Sealed Air                                    1,835                   120,927
Temple-Inland                                 2,428                   121,254
                                                               ---------------
Total                                                                 530,651
------------------------------------------------------------------------------

DISTRIBUTORS (0.1%)
Genuine Parts                                 3,874                   184,092
------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (0.1%)
Apollo Group Cl A                             3,178(b)                137,925
H&R Block                                     7,318                   180,023
                                                               ---------------
Total                                                                 317,948
------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (5.6%)
Bank of America                             102,000                 5,363,160
Chicago Mercantile
  Exchange Holdings Cl A                        795                   447,824
CIT Group                                     4,500                   265,320
Citigroup                                   111,599                 6,152,453
JPMorgan Chase & Co                          78,791                 4,012,826
Moody's                                       5,340                   382,130
                                                               ---------------
Total                                                              16,623,713
------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (2.9%)
AT&T                                        142,180                 5,350,233
CenturyTel                                    2,611                   117,077
Citizens Communications                       7,315                   107,238
Embarq                                        3,393                   188,345
Qwest Communications
  Intl                                       36,525(b)                297,679
Verizon Communications                       66,309                 2,554,223
Windstream                                   10,833                   161,195
                                                               ---------------
Total                                                               8,775,990
------------------------------------------------------------------------------

ELECTRIC UTILITIES (1.7%)
Allegheny Energy                              3,755(b)                174,683
American Electric Power                       8,983                   391,030
Duke Energy                                  28,524                   561,638
Edison Intl                                   7,404                   333,032
Entergy                                       4,694                   435,838
Exelon                                       15,244                   914,487
FirstEnergy                                   7,251                   430,202
FPL Group                                     9,186                   520,387
Pinnacle West Capital                         2,269                   110,705

COMMON STOCKS (CONTINUED)

ISSUER                                      SHARES                   VALUE(a)
ELECTRIC UTILITIES (CONT.)
PPL                                           8,664            $      308,438
Progress Energy                               5,776                   274,591
Southern                                     16,871                   616,297
                                                               ---------------
Total                                                               5,071,328
------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.5%)
American Power Conversion                     3,837                   117,949
Cooper Inds Cl A                              2,068                   188,995
Emerson Electric                             18,226                   819,623
Rockwell Automation                           3,861                   236,332
                                                               ---------------
Total                                                               1,362,899
------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.2%)
Agilent Technologies                          9,280(b)                296,960
Jabil Circuit                                 4,190                   100,518
Molex                                         3,220                    94,636
Sanmina-SCI                                  12,098(b)                 42,343
Solectron                                    20,768(b)                 67,496
Tektronix                                     1,878                    53,091
                                                               ---------------
Total                                                                 655,044
------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.7%)
Baker Hughes                                  7,282                   502,676
BJ Services                                   6,656                   184,105
ENSCO Intl                                    3,450                   175,502
Halliburton                                  22,838                   674,635
Nabors Inds                                   6,794(b,c)              205,722
Natl Oilwell Varco                            3,990(b)                241,954
Noble                                         3,084                   231,146
Rowan Companies                               2,504                    82,357
Schlumberger                                 26,762                 1,699,118
Smith Intl                                    4,525                   179,552
Transocean                                    6,637(b)                513,505
Weatherford Intl                              7,710(b)                311,330
                                                               ---------------
Total                                                               5,001,602
------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (2.2%)
Costco Wholesale                             10,404                   584,497
CVS                                          18,704                   629,390
Kroger                                       16,297                   417,203
Safeway                                      10,065                   362,642
SUPERVALU                                     4,679                   177,708
SYSCO                                        14,039                   485,047
Walgreen                                     22,792                 1,032,478
Wal-Mart Stores                              55,853                 2,663,629
Whole Foods Market                            3,245                   140,152
                                                               ---------------
Total                                                               6,492,746
------------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

16  RIVERSOURCE S&P 500 INDEX FUND - 2007 ANNUAL REPORT

ISSUER                                      SHARES                   VALUE(a)
FOOD PRODUCTS (1.1%)
Archer-Daniels-Midland                       14,928            $      477,697
Campbell Soup                                 4,946                   190,322
ConAgra Foods                                11,578                   297,670
Dean Foods                                    3,035(b)                134,299
General Mills                                 7,788                   445,785
Hershey                                       3,952                   201,710
HJ Heinz                                      7,482                   352,552
Kellogg                                       5,701                   280,888
McCormick & Co                                2,980                   116,339
Sara Lee                                     16,960                   290,864
Tyson Foods Cl A                              5,725                   101,619
WM Wrigley Jr                                 4,987                   256,930
                                                               ---------------
Total                                                               3,146,675
------------------------------------------------------------------------------

GAS UTILITIES (0.1%)
Nicor                                         1,011                    46,001
Peoples Energy                                  874                    38,063
Questar                                       1,950                   158,339
                                                               ---------------
Total                                                                 242,403
------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.6%)
Bausch & Lomb                                 1,225                    68,208
Baxter Intl                                  14,866                   738,246
Becton Dickinson & Co                         5,600                   430,864
Biomet                                        5,559                   235,479
Boston Scientific                            26,785(b)                494,183
CR Bard                                       2,344                   193,427
Hospira                                       3,536(b)                130,054
Medtronic                                    26,148                 1,397,611
St. Jude Medical                              8,026(b)                343,192
Stryker                                       6,748                   417,971
Zimmer Holdings                               5,424(b)                456,809
                                                               ---------------
Total                                                               4,906,044
------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (2.4%)
Aetna                                        11,858                   499,933
AmerisourceBergen                             4,362                   228,482
Cardinal Health                               9,195                   656,707
Caremark Rx                                   9,685                   593,303
CIGNA                                         2,329                   308,360
Coventry Health Care                          3,620(b)                186,611
Express Scripts                               3,080(b)                214,122
Health Management
  Associates Cl A                             5,467                   106,333
Humana                                        3,775(b)                209,513

COMMON STOCKS (CONTINUED)

ISSUER                                      SHARES                   VALUE(a)
HEALTH CARE PROVIDERS & SERVICES (CONT.)
Laboratory Corp of
  America Holdings                            2,848(b)         $      209,157
Manor Care                                    1,681                    89,496
McKesson                                      6,721                   374,696
Medco Health Solutions                        6,660(b)                394,339
Patterson Companies                           3,155(b)                118,660
Quest Diagnostics                             3,630                   190,502
Tenet Healthcare                             10,701(b)                 75,549
UnitedHealth Group                           30,596                 1,598,949
WellPoint                                    14,082(b)              1,103,747
                                                               ---------------
Total                                                               7,158,459
------------------------------------------------------------------------------

HEALTH CARE TECHNOLOGY (--%)
IMS Health                                    4,511                   130,187
------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (1.6%)
Carnival Unit                                10,110                   521,272
Darden Restaurants                            3,334                   130,493
Harrah's Entertainment                        4,230                   357,350
Hilton Hotels                                 8,780                   310,724
Intl Game Technology                          7,706                   334,903
Marriott Intl Cl A                            7,638                   367,693
McDonald's                                   28,086                 1,245,614
Starbucks                                    17,168(b)                599,850
Starwood Hotels &
  Resorts Worldwide                           4,812                   301,135
Wendy's Intl                                  2,175                    73,863
Wyndham Worldwide                             4,496(b)                140,275
Yum! Brands                                   6,016                   361,020
                                                               ---------------
Total                                                               4,744,192
------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.6%)
Black & Decker                                1,542                   134,586
Centex                                        2,696                   144,748
DR Horton                                     6,270                   182,206
Fortune Brands                                3,437                   287,747
Harman Intl Inds                              1,485                   140,436
KB HOME                                       1,786                    96,837
Leggett & Platt                               4,069                    98,633
Lennar Cl A                                   3,130                   170,209
Newell Rubbermaid                             6,300                   186,102
Pulte Homes                                   4,798                   164,763
Snap-On                                       1,321                    63,685
Stanley Works                                 1,843                   105,530
Whirlpool                                     1,784                   163,111
                                                               ---------------
Total                                                               1,938,593
------------------------------------------------------------------------------

                          See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE S&P 500 INDEX FUND - 2007 ANNUAL REPORT  17

ISSUER                                      SHARES                   VALUE(a)
HOUSEHOLD PRODUCTS (2.1%)
Clorox                                        3,451            $      225,764
Colgate-Palmolive                            11,678                   797,607
Kimberly-Clark                               10,405                   722,107
Procter & Gamble                             71,973                 4,668,889
                                                               ---------------
Total                                                               6,414,367
------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.4%)
AES                                          15,083(b)                313,576
Constellation Energy Group                    4,091                   296,802
Dynegy Cl A                                   8,602(b)                 60,644
TXU                                          10,432                   564,162
                                                               ---------------
Total                                                               1,235,184
------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (3.8%)
3M                                           16,726                 1,242,742
General Electric                            234,130                 8,440,386
Textron                                       2,853                   265,814
Tyco Intl                                    45,175(c)              1,440,179
                                                               ---------------
Total                                                              11,389,121
------------------------------------------------------------------------------

INSURANCE (4.6%)
ACE                                           7,390(c)                426,994
AFLAC                                        11,236                   534,946
Allstate                                     14,198                   854,152
Ambac Financial Group                         2,413                   212,585
American Intl Group                          59,048(e)              4,041,837
Aon                                           7,033                   252,203
Chubb                                         9,348                   486,470
Cincinnati Financial                          3,934                   176,007
Genworth Financial Cl A                      10,070                   351,443
Hartford Financial
  Services Group                              7,202                   683,542
Lincoln Natl                                  6,524                   438,021
Loews                                        10,377                   450,984
Marsh & McLennan
  Companies                                  12,516                   369,222
MBIA                                          3,063                   220,015
MetLife                                      17,265                 1,072,503
Principal Financial Group                     6,125                   377,361
Progressive                                  17,300                   401,187
Prudential Financial                         10,832                   965,456
Safeco                                        2,387                   152,792
St. Paul Travelers
  Companies                                  15,671                   796,870
Torchmark                                     2,226                   144,668
UnumProvident                                 7,782                   171,204
XL Capital Cl A                               4,105(c)                283,245
                                                               ---------------
Total                                                              13,863,707
------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                      SHARES                   VALUE(a)
INTERNET & CATALOG RETAIL (0.2%)
Amazon.com                                    7,015(b)         $      264,255
IAC/InterActiveCorp                           5,070(b)                194,688
                                                               ---------------
Total                                                                 458,943
------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (1.4%)
eBay                                         26,282(b)                851,274
Google Cl A                                   4,870(b)              2,441,331
VeriSign                                      5,570(b)                133,123
Yahoo!                                       27,804(b)                787,131
                                                               ---------------
Total                                                               4,212,859
------------------------------------------------------------------------------

IT SERVICES (1.1%)
Affiliated Computer
  Services Cl A                               2,255(b)                110,472
Automatic Data Processing                    12,506                   596,787
Cognizant Technology
  Solutions Cl A                              3,220(b)                274,634
Computer Sciences                             3,900(b)                204,594
Convergys                                     3,127(b)                 81,427
Electronic Data Systems                      11,748                   309,090
Fidelity Natl Information
  Services                                    3,680                   156,474
First Data                                   17,393                   432,390
Fiserv                                        3,937(b)                206,968
Paychex                                       7,687                   307,557
Sabre Holdings Cl A                           3,003                    97,027
Unisys                                        7,828(b)                 67,477
Western Union                                17,413                   389,006
                                                               ---------------
Total                                                               3,233,903
------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.2%)
Brunswick                                     2,090                    71,290
Eastman Kodak                                 6,522                   168,659
Hasbro                                        3,603                   102,325
Mattel                                        8,664                   211,055
                                                               ---------------
Total                                                                 553,329
------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (0.3%)
Applera-Applied
  Biosystems Group                            4,164(d)                144,741
Millipore                                     1,216(b)                 83,272
PerkinElmer                                   2,794                    66,693
Thermo Fisher Scientific                      9,268(b)                443,473
Waters                                        2,304(b)                130,614
                                                               ---------------
Total                                                                 868,793
------------------------------------------------------------------------------

MACHINERY (1.5%)
Caterpillar                                  14,776                   946,699
Cummins                                       1,190                   160,126

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

18  RIVERSOURCE S&P 500 INDEX FUND - 2007 ANNUAL REPORT

ISSUER                                      SHARES                   VALUE(a)
MACHINERY (CONT.)
Danaher                                       5,388            $      399,035
Deere & Co                                    5,254                   526,871
Dover                                         4,639                   230,094
Eaton                                         3,380                   264,823
Illinois Tool Works                           9,526                   485,731
Ingersoll-Rand Cl A                           6,968(c)                298,788
ITT                                           4,194                   250,172
PACCAR                                        5,638                   377,013
Pall                                          2,781                    96,668
Parker Hannifin                               2,678                   221,631
Terex                                         2,310(b)                131,416
                                                               ---------------
Total                                                               4,389,067
------------------------------------------------------------------------------

MEDIA (3.7%)
CBS Cl B                                     17,751                   553,299
Clear Channel
  Communications                             11,220                   407,510
Comcast Cl A                                 47,267(b)              2,094,872
DIRECTV Group                                17,510(b)                427,069
Dow Jones & Co                                1,481                    55,849
EW Scripps Cl A                               1,895                    92,533
Gannett                                       5,321                   309,363
Interpublic Group of
  Companies                                  10,023(b)                131,903
McGraw-Hill Companies                         8,044                   539,592
Meredith                                        879                    51,826
New York Times Cl A                           3,264                    75,366
News Corp Cl A                               53,160                 1,235,970
Omnicom Group                                 3,883                   408,492
Time Warner                                  90,676                 1,983,084
Tribune                                       4,334                   132,360
Univision Communications
  Cl A                                        5,726(b)                204,475
Viacom Cl B                                  15,881(b)                645,880
Walt Disney                                  46,983                 1,652,392
                                                               ---------------
Total                                                              11,001,835
------------------------------------------------------------------------------

METALS & MINING (0.9%)
Alcoa                                        19,698                   636,245
Allegheny Technologies                        2,294                   237,406
Freeport-McMoRan
  Copper & Gold Cl B                          4,475                   257,357
Newmont Mining                               10,225                   461,148
Nucor                                         6,864                   443,003
Phelps Dodge                                  4,634                   572,762
United States Steel                           2,691                   224,672
                                                               ---------------
Total                                                               2,832,593
------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                      SHARES                   VALUE(a)
MULTILINE RETAIL (1.2%)
Big Lots                                      2,484(b)         $       64,410
Dillard's Cl A                                1,386                    47,595
Dollar General                                7,089                   120,088
Family Dollar Stores                          3,446                   111,650
Federated Department
  Stores                                     11,932                   495,059
JC Penney                                     5,107                   414,893
Kohl's                                        7,429(b)                526,790
Nordstrom                                     5,194                   289,358
Sears Holdings                                1,885(b)                332,985
Target                                       19,511                 1,197,195
                                                               ---------------
Total                                                               3,600,023
------------------------------------------------------------------------------

MULTI-UTILITIES (1.1%)
Ameren                                        4,682                   248,661
CenterPoint Energy                            7,101                   122,563
CMS Energy                                    5,054(b)                 84,351
Consolidated Edison                           5,830                   281,472
Dominion Resources                            8,034                   666,502
DTE Energy                                    4,038                   187,242
KeySpan                                       3,984                   162,547
NiSource                                      6,201                   147,584
PG&E                                          7,921                   369,752
Public Service
  Enterprise Group                            5,730                   384,082
Sempra Energy                                 5,956                   341,755
TECO Energy                                   4,755                    80,645
Xcel Energy                                   9,240                   215,569
                                                               ---------------
Total                                                               3,292,725
------------------------------------------------------------------------------

OFFICE ELECTRONICS (0.1%)
Xerox                                        21,922(b)                377,058
------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (7.9%)
Anadarko Petroleum                           10,440                   456,750
Apache                                        7,480                   545,816
Chesapeake Energy                             9,445                   279,666
Chevron                                      49,516                 3,608,727
ConocoPhillips                               37,376                 2,482,140
CONSOL Energy                                 4,150                   142,885
Devon Energy                                 10,038                   703,563
El Paso                                      16,025                   248,708
EOG Resources                                 5,526                   382,012
Exxon Mobil                                 132,474                 9,816,324
Hess                                          6,153                   332,200
Kinder Morgan                                 2,431                   257,686
Kinder Morgan
  Management LLC                                 --(b)                     24

                          See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE S&P 500 INDEX FUND - 2007 ANNUAL REPORT  19

ISSUER                                      SHARES                   VALUE(a)
OIL, GAS & CONSUMABLE FUELS (CONT.)
Marathon Oil                                  7,983            $      721,184
Murphy Oil                                    4,245                   211,019
Occidental Petroleum                         19,564                   906,987
Peabody Energy                                5,990                   244,572
Spectra Energy                               14,257(b)                372,393
Sunoco                                        2,796                   176,511
Valero Energy                                13,730                   745,264
Williams Companies                           13,544                   365,553
XTO Energy                                    8,316                   419,709
                                                               ---------------
Total                                                              23,419,693
------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.3%)
Intl Paper                                   10,331                   348,155
MeadWestvaco                                  4,113                   123,966
Weyerhaeuser                                  5,377                   403,275
                                                               ---------------
Total                                                                 875,396
------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.2%)
Avon Products                                10,094                   347,132
Estee Lauder
  Companies Cl A                              2,895                   137,513
                                                               ---------------
Total                                                                 484,645
------------------------------------------------------------------------------

PHARMACEUTICALS (6.4%)
Abbott Laboratories                          34,865                 1,847,845
Allergan                                      3,489                   407,201
Barr Pharmaceuticals                          2,420(b)                129,518
Bristol-Myers Squibb                         44,671                 1,286,078
Eli Lilly & Co                               22,362                 1,210,231
Forest Laboratories                           7,190(b)                403,431
Johnson & Johnson                            65,849                 4,398,714
King Pharmaceuticals                          5,519(b)                 98,569
Merck & Co                                   49,307                 2,206,489
Mylan Laboratories                            4,815                   106,604
Pfizer                                      163,766                 4,297,221
Schering-Plough                              33,671                   841,775
Watson Pharmaceuticals                        2,328(b)                 63,368
Wyeth                                        30,583                 1,511,106
                                                               ---------------
Total                                                              18,808,150
------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (1.3%)
Apartment Investment
  & Management Cl A                           2,190                   137,160
Archstone-Smith Trust                         4,960                   313,522
AvalonBay Communities                         1,775                   263,339
Boston Properties                             2,650                   334,139

COMMON STOCKS (CONTINUED)

ISSUER                                      SHARES                   VALUE(a)
REAL ESTATE INVESTMENT TRUSTS (REITS) (CONT.)
Equity Office
  Properties Trust                            7,986            $      443,622
Equity Residential                            6,640                   373,699
Kimco Realty                                  5,130                   254,448
Plum Creek Timber                             4,016                   161,644
ProLogis                                      5,625                   365,625
Public Storage                                2,785                   302,897
Simon Property Group                          5,026                   574,923
Vornado Realty Trust                          2,930                   358,486
                                                               ---------------
Total                                                               3,883,504
------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.1%)
CB Richard Ellis Group Cl A                   4,195(b)                157,774
Realogy                                       4,866(b)                145,493
                                                               ---------------
Total                                                                 303,267
------------------------------------------------------------------------------

ROAD & RAIL (0.7%)
Burlington Northern
  Santa Fe                                    8,156                   655,416
CSX                                           9,886                   363,706
Norfolk Southern                              9,018                   447,744
Ryder System                                  1,378                    75,156
Union Pacific                                 6,127                   618,827
                                                               ---------------
Total                                                               2,160,849
------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.4%)
Advanced Micro Devices                       12,460(b)                193,753
Altera                                        8,222(b)                164,851
Analog Devices                                7,770                   254,468
Applied Materials                            31,547                   559,328
Broadcom Cl A                                10,651(b)                339,980
Intel                                       130,960                 2,744,921
KLA-Tencor                                    4,526                   222,815
Linear Technology                             6,787                   210,058
LSI Logic                                     9,098(b)                 85,521
Maxim Integrated Products                     7,287                   224,440
Micron Technology                            17,139(b)                221,950
Natl Semiconductor                            6,550                   151,502
Novellus Systems                              2,805(b)                 86,478
NVIDIA                                        8,078(b)                247,591
PMC-Sierra                                    4,763(b)                 30,007
Teradyne                                      4,312(b)                 64,249
Texas Instruments                            33,704                 1,051,227
Xilinx                                        7,634                   185,506
                                                               ---------------
Total                                                               7,038,645
------------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

20  RIVERSOURCE S&P 500 INDEX FUND - 2007 ANNUAL REPORT

ISSUER                                      SHARES                   VALUE(a)
SOFTWARE (3.3%)
Adobe Systems                                13,248(b)         $      514,950
Autodesk                                      5,258(b)                229,880
BMC Software                                  4,663(b)                160,361
CA                                            9,333                   229,125
Citrix Systems                                4,099(b)                129,815
Compuware                                     8,005(b)                 71,805
Electronic Arts                               7,002(b)                350,100
Intuit                                        7,918(b)                249,021
Microsoft                                   196,484                 6,063,495
Novell                                        7,702(b)                 55,840
Oracle                                       90,861(b)              1,559,175
Symantec                                     21,308(b)                377,365
                                                               ---------------
Total                                                               9,990,932
------------------------------------------------------------------------------

SPECIALTY RETAIL (2.0%)
AutoNation                                    3,395(b)                 76,218
AutoZone                                      1,149(b)                144,349
Bed Bath & Beyond                             6,419(b)                270,818
Best Buy                                      9,164                   461,866
Circuit City Stores                           3,226                    65,843
Gap                                          11,966                   229,388
Home Depot                                   46,351                 1,888,339
Limited Brands                                7,767                   217,010
Lowe's Companies                             34,590                 1,166,028
Office Depot                                  6,325(b)                236,492
OfficeMax                                     1,690                    81,610
RadioShack                                    3,080                    68,068
Sherwin-Williams                              2,545                   175,860
Staples                                      16,411                   422,091
Tiffany & Co                                  3,074                   120,685
TJX Companies                                10,340                   305,754
                                                               ---------------
Total                                                               5,930,419
------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.4%)
Coach                                         8,350(b)                382,931
Jones Apparel Group                           2,500                    85,400
Liz Claiborne                                 2,328                   103,363
Nike Cl B                                     4,274                   422,314
VF                                            2,032                   154,168
                                                               ---------------
Total                                                               1,148,176
------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                      SHARES                   VALUE(a)
THRIFTS & MORTGAGE FINANCE (1.4%)
Countrywide Financial                        14,108            $      613,416
Fannie Mae                                   22,144                 1,251,801
Freddie Mac                                  15,736                 1,021,738
MGIC Investment                               1,881                   116,095
Sovereign Bancorp                             8,160                   201,144
Washington Mutual                            21,469                   957,303
                                                               ---------------
Total                                                               4,161,497
------------------------------------------------------------------------------

TOBACCO (1.5%)
Altria Group                                 47,599                 4,159,676
Reynolds American                             3,896                   251,292
UST                                           3,656                   210,001
                                                               ---------------
Total                                                               4,620,969
------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (--%)
WW Grainger                                   1,657                   128,666
------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.6%)
ALLTEL                                        8,483                   519,923
Sprint Nextel                                65,756                 1,172,430
                                                               ---------------
Total                                                               1,692,353
------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $215,681,009)                                           $  293,339,100
------------------------------------------------------------------------------

MONEY MARKET FUND (1.7%)(g)

                                            SHARES                   VALUE(a)
RiverSource Short-Term
  Cash Fund                               5,115,413(h)         $    5,115,413
------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $5,115,413)                                             $    5,115,413
------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $220,796,422)(i)                                        $  298,454,513
==============================================================================

                          See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE S&P 500 INDEX FUND - 2007 ANNUAL REPORT  21

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Jan. 31, 2007, the value of foreign securities represented 0.9% of net assets.

(d) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(e) Partially pledged as initial margin deposit on the following open stock index futures contracts (see Note 6 to the financial statements):

      TYPE OF SECURITY                                              CONTRACTS
      ------------------------------------------------------------------------
      PURCHASE CONTRACTS
      E-Mini S&P 500 Index, March 2007                                     46
      S&P 500 Index, March 2007                                             4

(f) At Jan. 31, 2007, security was partially or fully on loan. See Note 5 to the financial statements.

(g) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 0.1% of net assets. See
      Note 5 to the financial statements. 1.6% of net assets is the Fund's cash equivalent position.

(h)   Affiliated Money Market Fund -- See Note 7 to the financial statements.

(i) At Jan. 31, 2007, the cost of securities for federal income tax purposes was $230,247,918 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                     $72,198,284
      Unrealized depreciation                                      (3,991,689)
      ------------------------------------------------------------------------
      Net unrealized appreciation                                 $68,206,595
      ------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.


------------------------------------------------------------------------------

22  RIVERSOURCE S&P 500 INDEX FUND - 2007 ANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

JAN. 31, 2007

ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers* (identified cost $215,681,009)                                      $  293,339,100
   Affiliated money market fund (identified cost $5,115,413) (Note 7)                             5,115,413
------------------------------------------------------------------------------------------------------------
Total investments in securities (identified cost $220,796,422)                                  298,454,513
Capital shares receivable                                                                            29,813
Dividends and accrued interest receivable                                                           269,781
Receivable for investment securities sold                                                           139,439
------------------------------------------------------------------------------------------------------------
Total assets                                                                                    298,893,546
------------------------------------------------------------------------------------------------------------

LIABILITIES
Payable upon return of securities loaned (Note 5)                                                   315,000
Accrued investment management services fee                                                            1,788
Accrued distribution fee                                                                                390
Accrued transfer agency fee                                                                             450
Accrued administrative services fee                                                                     488
Accrued plan administration services fee                                                                985
Other accrued expenses                                                                              115,133
------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                   434,234
------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                           $  298,459,312
============================================================================================================

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                                     $      537,195
Additional paid-in capital                                                                      247,816,930
Undistributed net investment income                                                                 535,822
Accumulated net realized gain (loss) (Note 9)                                                   (28,139,383)
Unrealized appreciation (depreciation) on investments (Note 6)                                   77,708,748
------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                     $  298,459,312
============================================================================================================
Net assets applicable to outstanding shares:              Class D                            $   57,268,626
                                                          Class E                            $  241,190,686
Net asset value per share of outstanding capital stock:   Class D shares    10,342,190       $         5.54
                                                          Class E shares    43,377,282       $         5.56
------------------------------------------------------------------------------------------------------------
*Including securities on loan, at value (Note 5)                                             $      284,550
------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


------------------------------------------------------------------------------

RIVERSOURCE S&P 500 INDEX FUND - 2007 ANNUAL REPORT  23

STATEMENT OF OPERATIONS

YEAR ENDED JAN. 31, 2007

INVESTMENT INCOME

Income:
Dividends                                                                                $ 4,800,280
Interest                                                                                     140,095
Income distributions from affiliated money market fund (Note 7)                              125,190
Fee income from securities lending (Note 5)                                                    1,572
-----------------------------------------------------------------------------------------------------
Total income                                                                               5,067,137
-----------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                           566,109
Distribution fee -- Class D                                                                  143,473
Transfer agency fee
   Class D                                                                                    86,780
   Class E                                                                                   287,710
Administrative services fees and expenses                                                    153,231
Plan administration services fee -- Class E                                                   46,201
Compensation of board members                                                                  4,985
Custodian fees                                                                                95,870
Printing and postage                                                                          57,400
Registration fees                                                                             47,850
Licensing fees                                                                                27,375
Professional fees                                                                             23,146
Other                                                                                         10,992
-----------------------------------------------------------------------------------------------------
Total expenses                                                                             1,551,122
   Expenses waived/reimbursed by the Investment Manager and its affiliates (Note 2)         (539,336)
-----------------------------------------------------------------------------------------------------
                                                                                           1,011,786
   Earnings and bank fee credits on cash balances (Note 2)                                    (1,278)
-----------------------------------------------------------------------------------------------------
Total net expenses                                                                         1,010,508
-----------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                            4,056,629
-----------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                                         11,999,348
   Futures contracts                                                                         548,087
-----------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                   12,547,435
Net change in unrealized appreciation (depreciation) on investments                       16,933,603
-----------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                            29,481,038
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                          $33,537,667
=====================================================================================================

See accompanying notes to financial statements.


------------------------------------------------------------------------------

24  RIVERSOURCE S&P 500 INDEX FUND - 2007 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED JAN. 31,                                                       2007             2006
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                       $   4,056,629    $   4,308,412
Net realized gain (loss) on investments                                  12,547,435        7,374,530
Net change in unrealized appreciation (depreciation) on investments      16,933,603       15,668,094
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations          33,537,667       27,351,036
-----------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class D                                                              (726,500)        (826,911)
      Class E                                                            (3,022,262)      (3,473,244)
-----------------------------------------------------------------------------------------------------
Total distributions                                                      (3,748,762)      (4,300,155)
-----------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class D shares                                                         4,488,821       12,358,060
   Class E shares                                                        55,850,785       15,653,658
Reinvestment of distributions at net asset value
   Class D shares                                                           726,011          826,890
   Class E shares                                                         3,022,262        3,473,035
Payments for redemptions
   Class D shares                                                       (17,340,192)     (24,761,725)
   Class E shares                                                       (59,156,897)    (120,085,017)
-----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions       (12,409,210)    (112,535,099)
-----------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                  17,379,695      (89,484,218)
Net assets at beginning of year                                         281,079,617      370,563,835
-----------------------------------------------------------------------------------------------------
Net assets at end of year                                             $ 298,459,312    $ 281,079,617
=====================================================================================================
Undistributed net investment income                                   $     535,822    $     270,499
-----------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


------------------------------------------------------------------------------

RIVERSOURCE S&P 500 INDEX FUND - 2007 ANNUAL REPORT  25

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Market Advantage Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Market Advantage Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in common stocks included in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). While the Fund may track its index closely, it is typically unable to match the performance of the index exactly, primarily due to fund operating expenses and transaction costs.

The Fund offers Class D and Class E shares, which are sold without a sales charge. Class E shares are only available to Ameriprise brokerage accounts or qualifying institutional investors.

Both classes of shares have identical voting, dividend and liquidation rights. The distribution fee (class specific expense) differs between classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sale price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial, Inc. (Ameriprise Financial) utilizes Fair Value Pricing
(FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the


------------------------------------------------------------------------------

26 RIVERSOURCE S&P 500 INDEX FUND - 2007 ANNUAL REPORT close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

As part of its indexing strategy, the Fund may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The Fund also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of the premium received or paid.

FUTURES TRANSACTIONS

As part of its indexing strategy, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.


------------------------------------------------------------------------------

RIVERSOURCE S&P 500 INDEX FUND - 2007 ANNUAL REPORT  27

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.


------------------------------------------------------------------------------

28  RIVERSOURCE S&P 500 INDEX FUND - 2007 ANNUAL REPORT

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $42,544 and accumulated net realized loss has been decreased by $10,414,127, resulting in a net reclassification adjustment to decrease paid-in capital by $10,371,583.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED JAN. 31,                                                2007          2006
-----------------------------------------------------------------------------------------
CLASS D
Distributions paid from:
        Ordinary income ......................................  $  726,500   $    826,911
        Long-term capital gain .......................................  --             --

CLASS E
Distributions paid from:
        Ordinary income .......................................  3,022,262      3,473,244
        Long-term capital gain .......................................  --             --

At Jan. 31, 2007, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income..............................................  $    518,308
Accumulated long-term gain (loss)..........................................  $(18,619,714)
Unrealized appreciation (depreciation).....................................  $ 68,206,593

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("SFAS 157"). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.


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RIVERSOURCE S&P 500 INDEX FUND - 2007 ANNUAL REPORT  29

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.22% to 0.12% annually as the Fund's assets increase. Prior to March 1, 2006, the management fee percentage of the Fund's average daily net assets declined from 0.24% to 0.21% annually as the Fund's assets increased.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase.

Other expenses in the amount of $8,071 are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board.

Compensation of board members includes, for the former Board Chair, compensation as well as retirement benefits. Certain other aspects of the former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Professional fees include fees paid by the Fund for legal services and independent auditor services.


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30  RIVERSOURCE S&P 500 INDEX FUND - 2007 ANNUAL REPORT

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o     Class D $19.50

Effective Dec. 11, 2006, the fee structure under the Transfer Agency Agreement was revised from an account-based fee to an asset-based fee for Class E. The Fund will pay the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class E. Prior to Dec. 11, 2006, the Fund paid the Transfer Agent an annual account-based fee of $19.50 per shareholder account.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations. Effective Dec. 11, 2006, the annual closed account fee of $5 per inactive account for Class E was eliminated.

The Fund has agreements with Ameriprise Financial Services, Inc. and RiverSource Distributors, Inc. (collectively, the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class D shares.

Beginning Dec. 11, 2006, a new Plan Administration Services Agreement was adopted for Class E. The fee is calculated at a rate of 0.15% of the Fund's average daily net assets attributable to Class E shares.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

For the year ended Jan. 31, 2007, the Investment Manager and its affiliates waived certain fees and expenses to 0.59% for Class D and 0.34% for Class E. Of these waived fees and expenses, the transfer agency fees waived for Class D and Class E were $86,779 and $333,911, respectively, and the management fees waived at the Fund level were $118,646. Under this agreement, which was effective until Jan. 31, 2007, net expenses would not exceed 0.59% for Class D and 0.34% for Class E of the Fund's average daily net assets. Effective as of Feb. 1, 2007, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until Jan. 31, 2008, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds) will not exceed 0.59% for Class D and 0.38% for Class E of the Fund's average daily net assets.


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RIVERSOURCE S&P 500 INDEX FUND - 2007 ANNUAL REPORT  31

Shares held in the Fund for less than 180 days are subject to a redemption fee of 0.50% of the proceeds of the redeemed shares. The redemption fee is retained by the Fund and accounted for as an addition to paid-in capital. For accounts under $10,000, an annual fee of $10 is charged and deducted from the shareholder's account.

During the year ended Jan. 31, 2007, the Fund's custodian and transfer agency fees were reduced by $1,278 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $50,622,860 and $64,252,441, respectively, for the year ended Jan. 31, 2007. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                  YEAR ENDED JAN. 31, 2007
                                                CLASS D             CLASS E
-----------------------------------------------------------------------------
Sold                                              866,525          10,401,833
Issued for reinvested distributions               132,726             549,471
Redeemed                                       (3,409,116)        (11,715,384)
------------------------------------------------------------------------------
Net increase (decrease)                        (2,409,865)           (764,080)
------------------------------------------------------------------------------

                                                  YEAR ENDED JAN. 31, 2006
                                                CLASS D             CLASS E
------------------------------------------------------------------------------
Sold                                            2,651,948           3,329,074
Issued for reinvested distributions               170,493             713,149
Redeemed                                       (5,275,573)        (25,840,537)
------------------------------------------------------------------------------
Net increase (decrease)                        (2,453,132)        (21,798,314)
------------------------------------------------------------------------------

5. LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The Fund receives collateral in the form of cash and U.S. government securities, equal to at least 100% of the value of securities loaned, which is marked to the market value of the loaned securities daily until the securities are returned, e.g., if the value of the securities on loan increases, additional cash collateral is provided by the borrower. The Investment Manager serves as securities lending agent for the


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32  RIVERSOURCE S&P 500 INDEX FUND - 2007 ANNUAL REPORT

Fund under the investment management services agreement pursuant to which the Fund has agreed to reimburse the Investment Manager for expenses incurred by it in connection with the lending program, and pursuant to guidelines adopted by and under the oversight of the Board. At Jan. 31, 2007, securities valued at $284,550 were on loan to brokers. For collateral, the Fund received $315,000 in cash. Cash collateral received is invested in an affiliated money market fund and short-term securities, including U.S. government securities or other high-grade debt obligations, which are included in the "Investments in securities." Income from securities lending amounted to $1,572 for year ended Jan. 31, 2007. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. STOCK INDEX FUTURES CONTRACTS

At Jan. 31, 2007, investments in securities included securities valued at $390,165 that were pledged as collateral to cover initial margin deposits on 50 open purchase contracts. The notional market value of the open purchase contracts at Jan. 31, 2007 was $4,761,900 with a net unrealized gain of $50,657. See "Summary of significant accounting policies" and "Notes to investments in securities."

7. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments.

8. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 19, 2006. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Prior to this agreement, the Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings under the facility outstanding during the year ended Jan. 31, 2007.


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RIVERSOURCE S&P 500 INDEX FUND - 2007 ANNUAL REPORT  33

9. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $10,331,119 at Jan. 31, 2007, that if not offset by capital gains will expire as follows:

          2009                      2010                           2013
       $2,387,603                $5,430,872                     $2,512,644

As a result of prior mergers, the Fund acquired capital loss carry-overs and unrealized capital losses, which are limited by Internal Revenue Code Section 382.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

10. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to our motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Discovery is currently set to end in March 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity


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34 RIVERSOURCE S&P 500 INDEX FUND - 2007 ANNUAL REPORT product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.


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RIVERSOURCE S&P 500 INDEX FUND - 2007 ANNUAL REPORT  35

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


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36  RIVERSOURCE S&P 500 INDEX FUND - 2007 ANNUAL REPORT

11. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS D

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Jan. 31,                               2007         2006         2005         2004         2003
Net asset value, beginning of period                     $   4.92     $   4.55     $   4.38     $   3.31     $   4.36
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  .08          .07          .07          .04          .03
Net gains (losses) (both realized
  and unrealized)                                             .61          .36          .17         1.07        (1.05)
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                              .69          .43          .24         1.11        (1.02)
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                         (.07)        (.06)        (.07)        (.04)        (.03)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $   5.54     $   4.92     $   4.55     $   4.38     $   3.31
-----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                  $     57     $     63     $     69     $     70     $     56
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
  daily net assets(b),(c),(d)                                 .59%         .62%         .62%         .64%         .63%
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
  to average daily net assets                                1.40%        1.26%        1.41%        1.13%        1.03%
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
  (excluding short-term securities)                            20%           7%           6%           4%           9%
-----------------------------------------------------------------------------------------------------------------------
Total return                                                14.05%        9.56%        5.43%       33.72%      (23.43%)
-----------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earning and bank fee credits on cash balances.

(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class D would have been 0.79%, 0.85%, 0.82%, 0.69%, and 0.84% for the years ended Jan. 31, 2007, 2006, 2005, 2004, and 2003, respectively.

(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.


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RIVERSOURCE S&P 500 INDEX FUND - 2007 ANNUAL REPORT  37

CLASS E

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Jan. 31,                               2007         2006         2005         2004         2003
Net asset value, beginning of period                     $   4.95     $   4.57     $   4.39     $   3.32     $   4.37
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  .09          .08          .08          .05          .04
Net gains (losses) (both realized
  and unrealized)                                             .60          .38          .18         1.07        (1.05)
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                              .69          .46          .26         1.12        (1.01)
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                         (.08)        (.08)        (.08)        (.05)        (.04)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $   5.56     $   4.95     $   4.57     $   4.39     $   3.32
-----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                  $    241     $    218     $    301     $    398     $    261
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
  daily net assets(b),(c),(d)                                 .34%         .37%         .38%         .39%         .38%
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
  to average daily net assets                                1.64%        1.52%        1.64%        1.37%        1.30%
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
  (excluding short-term securities)                            20%           7%           6%           4%           9%
-----------------------------------------------------------------------------------------------------------------------
Total return                                                14.05%       10.03%        5.90%       33.91%      (23.24%)
-----------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earning and bank fee credits on cash balances.

(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class E would have been 0.56%, 0.60%, 0.56%, 0.44%, and 0.59% for the years ended Jan. 31, 2007, 2006, 2005, 2004, and 2003, respectively.

(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.


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38  RIVERSOURCE S&P 500 INDEX FUND - 2007 ANNUAL REPORT

REPORT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS

RIVERSOURCE MARKET ADVANTAGE SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource S&P 500 Index Fund (a series of RiverSource Market Advantage Series, Inc.) as of January 31, 2007, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended January 31, 2007, and the financial highlights for each of the years or periods in the five-year period ended January 31, 2007. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource S&P 500 Index Fund as of January 31, 2007, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota
March 20, 2007


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RIVERSOURCE S&P 500 INDEX FUND - 2007 ANNUAL REPORT  39

PART C. OTHER INFORMATION

Item 23. Exhibits

(a)(1)   Articles of Incorporation as amended on Jan. 16, 1990, filed as
         Exhibit 1 to Registration Statement No. 33-30770 are incorporated by reference.

(a)(2) Amendment to Articles of Incorporation, dated June 16, 1999, filed on or about March 28, 2001, as Exhibit (a)(2) to Post-Effective Amendment No. 26 to Registration Statement No. 33-30770 is incorporated by reference.

(a)(3) Amendment to Articles of Incorporation, dated Nov. 14, 2002, filed on or about Jan. 21, 2003, as Exhibit (a)(3) to Post-Effective Amendment No. 28 to Registration Statement No. 33-30770, is incorporated by reference.

(a)(4) Articles of Amendment to the Articles of Incorporation, dated April 21, 2006, are filed electronically herewith as Exhibit (a)(4) to Registrant's Post-Effective Amendment No. 37 to Registration Statement No. 33-30770.

(b) By-laws as amended Jan. 11, 2001, filed on or about March 28, 2001, as Exhibit (b) to Post-Effective Amendment No. 26 to Registration Statement No. 33-30770 is incorporated by reference.

(c)      Instruments Defining Rights of Security Holders: Not Applicable.

(d) Investment Management Services Agreement, amended and restated as of May 1, 2006, between Registrant and RiverSource Investments, LLC is filed electronically herewith as Exhibit (d) to Registrant's Post-Effective Amendment No. 37 to Registration Statement No. 33-30770.

(e)(1) Distribution Agreement, effective as of Oct. 1, 2005, amended and restated as of Aug. 1, 2006, between Registrant and Ameriprise Financial Services, Inc. filed electronically on or about Sept. 19, 2006 as Exhibit (e)(1) to RiverSource Diversified Income Series, Inc. Post-Effective Amendment No. 61 to Registration Statement No. 2-51586 is incorporated by reference.

(e)(2) Distribution Agreement, effective as of Aug. 1, 2006, between Registrant and RiverSource Distributors, Inc. filed electronically on or about Sept. 19, 2006 as Exhibit (e)(2) to RiverSource Diversified Income Series, Inc. Post-Effective Amendment No. 61 to Registration Statement No. 2-51586 is incorporated by reference.

(f)      Bonus or Profit Sharing Contracts: Not Applicable.

(g)(1) Custodian Agreement, dated Oct. 1, 2005, as amended Sept. 14, 2006, between Registrant and Ameriprise Trust Company filed electronically on or about Oct. 26, 2006 as Exhibit (g)(1) to RiverSource Variable Portfolio - Managers Series, Inc. Post-Effective Amendment No. 18 to Registration Statement No. 333-61346 is incorporated by reference.

(g)(2) Amendment, dated Dec. 1, 2006, to the Custodian Agreement between Registrant and Ameriprise Trust Company, dated Oct. 1, 2005, amended as of Sept. 14, 2006, filed electronically on or about Jan. 26, 2007 as Exhibit (g)(2) to RiverSource Equity Series, Inc. Post-Effective Amendment No. 103 to Registration Statement No. 2-13188 is incorporated by reference.

(g)(3) Custodian Agreement between American Express Trust Company and The Bank of New York dated May 13, 1999, filed electronically as Exhibit
         (g)(3) to AXP Precious Metals Fund, Inc. Post-Effective Amendment No. 33 to Registration Statement No. 2-93745, filed on or about May 25,

         1999 is incorporated by reference.

(g)(4) Custodian Agreement First Amendment between American Express Trust Company and The Bank of New York, dated Dec. 1, 2000, filed electronically as Exhibit (g)(4) to AXP Precious Metals Fund, Inc. Post-Effective Amendment No. 37 to Registration Statement No. 2-93745, filed on or about May 28, 2002, is incorporated by reference.

(g)(5) Custodian Agreement Second Amendment between American Express Trust Company and The Bank of New York, dated June 7, 2001, filed electronically as Exhibit (g)(5) to AXP Precious Metals Fund, Inc. Post-Effective Amendment No. 37 to Registration Statement No. 2-93745, filed on or about May 28, 2002, is incorporated by reference.

(g)(6) Custodian Agreement Amendment between American Express Trust Company and The Bank of New York, dated Jan. 31, 2002, filed electronically as Exhibit (g)(6) to AXP Precious Metals Fund, Inc. Post-Effective Amendment No. 37 to Registration Statement No. 2-93745, filed on or about May 28, 2002, is incorporated by reference.

(g)(7) Custodian Agreement Amendment between American Express Trust Company and The Bank of New York, dated April 29, 2003, filed electronically as Exhibit (g)(8) to AXP Partners Series, Inc. Post-Effective Amendment No. 7 to Registration Statement No. 333-57852, filed on or about May 22, 2003, is incorporated by reference.

(h)(1) Administrative Services Agreement, amended and restated as of May 1, 2006, between Registrant and Ameriprise Financial, Inc. filed electronically on or about May 24, 2006 as Exhibit (h)(2) to RiverSource Selected Series, Inc. Post-Effective Amendment No. 44 to Registration Statement No. 2-93745 is incorporated by reference.

(h)(2) Transfer Agency Agreement, amended and restated as of Dec. 1, 2006, between Registrant and RiverSource Service Corporation filed electronically on or about Jan. 26, 2007 as Exhibit (h)(3) to RiverSource Equity Series, Inc. Post-Effective Amendment No. 103 to Registration Statement No. 2-13188 is incorporated by reference.

(h)(3) Master Plan Administration Services Agreement, dated Dec. 1, 2006, between Registrant and RiverSource Service Corporation filed electronically on or about Jan. 26, 2007 as Exhibit (h)(4) to RiverSource Equity Series, Inc. Post-Effective Amendment No. 103 to Registration Statement No. 2-13188 is incorporated by reference.

(h)(4) Plan and Agreement of Reorganization dated July 11, 2002, between AXP Total Stock Market Index Fund and AXP S&P 500 Index Fund filed electronically on or about Jan. 21, 2003, as Exhibit (h)(14) to Registrant's Post-Effective Amendment No. 28, is incorporated by reference.

(h)(5) Agreement and Plan of Reorganization dated July 11, 2002, between AXP Nasdaq 100 Index Fund and AXP S&P 500 Index Fund filed electronically on or about Jan. 21, 2003, as Exhibit (h)(15) to Registrant's Post-Effective Amendment No. 28, is incorporated by reference.

(h)(6) Plan of Liquidation, dated July 11, 2002, for AXP International Equity Index Fund filed electronically on or about Jan. 21, 2003, as Exhibit (h)(16) to Registrant's Post-Effective Amendment No. 28, is incorporated by reference.

(h)(7) Plan of Liquidation, dated January 8, 2004, for AXP Mid Cap Index Fund filed electronically on or about Jan. 27, 2005 as Exhibit
         (h)(10) to Registrant's Post-Effective Amendment No. 33 to Registration Statement No. 33-30770 is incorporated by reference.

(h)(8) Master Fee Cap/Fee Waiver Agreement, dated, Oct. 1, 2005, as amended Jan. 11, 2007, between RiverSource Investments, LLC, Ameriprise Financial, Inc., RiverSource Service Corporation, Ameriprise Financial Services, Inc. and the RiverSource Funds is filed electronically herewith as Exhibit (h)(8) to Registrant's Post-Effective Amendment No. 37 to Registration Statement No. 33-30770.

(h)(9) License Agreement, amended and restated, dated May 1, 2006, between Ameriprise Financial, Inc. and RiverSource Funds filed electronically on or about May 24, 2006 as Exhibit (h)(5) to RiverSource Selected Series, Inc. Post-Effective Amendment No. 44 to Registration Statement No. 2-93745 is incorporated by reference.

(i) Opinion and consent of counsel as to the legality of the securities being registered is filed electronically herewith.

(j) Consent of Independent Registered Public Accounting Firm is filed electronically herewith.

(k)      Omitted Financial Statements: Not Applicable

(l)      Initial Capital Agreement: Not Applicable.

(m)(1) Plan and Agreement of Distribution, amended and restated as of Dec. 1, 2006, between Registrant and Ameriprise Financial Services, Inc. filed electronically on or about Jan. 26, 2007 as Exhibit (m)(1) to RiverSource Equity Series, Inc. Post-Effective Amendment No. 103 to Registration Statement No. 2-13188 is incorporated by reference.

(m)(2) Plan and Agreement of Distribution, amended and restated as of Dec. 1, 2006, between Registrant and RiverSource Distributors, Inc. filed electronically on or about Jan. 26, 2007 as Exhibit (m)(2) to RiverSource Equity Series, Inc. Post-Effective Amendment No. 103 to Registration Statement No. 2-13188 is incorporated by reference.

(n) Rule 18f - 3(d) Plan, amended and restated as of Dec. 11, 2006, filed electronically on or about Jan. 26, 2007 as Exhibit (n) to RiverSource Equity Series, Inc. Post-Effective Amendment No. 103 to Registration Statement No. 2-13188 is incorporated by reference.

(o)      Reserved.

(p)(1) Code of Ethics adopted under Rule 17j-1 for Registrant filed electronically on or about Dec. 22, 2006 as Exhibit (p)(1) to RiverSource International Series, Inc. Post-Effective Amendment No. 46 to Registration Statement No. 2-92309, is incorporated by reference.

(p)(2) Codes of Ethics adopted under Rule 17j-1 for Registrant's investment adviser and principal underwriter, dated Jan. 2007 and April 2006, filed electronically on or about Jan. 26, 2007 as Exhibit (p)(2) to RiverSource Equity Series, Inc. Post-Effective Amendment No. 103 to Registration Statement No. 2-13188 is incorporated by reference.

(q)(1) Directors/Trustees Power of Attorney to sign Amendments to this Registration Statement, dated Dec. 5, 2006, is filed electronically herewith as Exhibit (q)(1) to Registrant's Post-Effective Amendment No. 37 to Registration Statement No. 33-30770.

(q)(2) Officers' Power of Attorney to sign amendments to this Registration Statement, dated Jan. 9, 2002, filed electronically as Exhibit (q)(2) to Registrant's Post-Effective Amendment No. 27 to Registration Statement No. 33-30770 on or about March 27, 2002 is incorporated by reference.

Item 24. Persons Controlled by or Under Common Control with Registrant:

         None.

Item 25. Indemnification

The Articles of Incorporation of the registrant provide that the Fund shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that she or he is or was a director, officer, employee or agent of the Fund, or is or was serving at the request of the Fund as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, and the Fund may purchase liability insurance and advance legal expenses, all to the fullest extent permitted by the laws of the State of Minnesota, as now existing or hereafter amended. The By-laws of the registrant provide that present or former directors or officers of the Fund made or threatened to be made a party to or involved (including as a witness) in an actual or threatened action, suit or proceeding shall be indemnified by the Fund to the full extent authorized by the Minnesota Business Corporation Act, all as more fully set forth in the By-laws filed as an exhibit to this registration statement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Any indemnification hereunder shall not be exclusive of any other rights of indemnification to which the directors, officers, employees or agents might otherwise be entitled. No indemnification shall be made in violation of the Investment Company Act of 1940.

Item 26.        Business and Other Connections of Investment Adviser (RiverSource Investments, LLC.)

Directors and officers of RiverSource Investments, LLC. who are directors and/or officers of one or more other companies:

Name and Title                 Other company(s)                   Address*                     Title within other
                                                                                               company(s)
-------------------------      -----------------------            -------------------------    -----------------------
Neysa M. Alecu                 Advisory Capital Partners LLC                                   Anti-Money Laundering
Anti-Money Laundering                                                                          Officer
Officer
                               Advisory Capital Strategies                                     Anti-Money Laundering
                               Group Inc.                                                      Officer

                               Advisory Convertible Arbitrage                                  Anti-Money Laundering
                               LLC                                                             Officer

                               Advisory Select LLC                                             Anti-Money Laundering
                                                                                               Officer

                               American Enterprise                                             Anti-Money Laundering
                               Investment Services, Inc.                                       Officer

                               American Enterprise Life Insurance                              Anti-Money Laundering
                               Company                                                         Officer

                               American Enterprise REO 1 LLC                                   Anti-Money Laundering

                               American Express Asset Management                               Anti-Money Laundering
                               International, Inc.                                             Officer

                               American Express Insurance                                      Anti-Money Laundering
                               Agency of Alabama Inc.                                          Officer

                               American Express Insurance                                      Anti-Money Laundering
                               Agency of Arizona Inc.                                          Officer

                               American Express Insurance                                      Anti-Money Laundering
                               Agency of Idaho Inc.                                            Officer

                               American Express Insurance                                      Anti-Money Laundering
                               Agency of Maryland Inc.                                         Officer

                               American Express Insurance                                      Anti-Money Laundering
                               Agency of Massachusetts Inc.                                    Officer

                               American Express Insurance                                      Anti-Money Laundering
                               Agency of Nevada Inc.                                           Officer

                               American Express Insurance                                      Anti-Money Laundering
                               Agency of New Mexico Inc.                                       Officer

                               American Express Insurance                                      Anti-Money Laundering
                               Agency of Oklahoma Inc.                                         Officer

                               American Express Insurance                                      Anti-Money Laundering
                               Agency of Texas Inc.                                            Officer

                               American Express Insurance                                      Anti-Money Laundering
                               Agency of Wyoming Inc.                                          Officer

                               American Partners Life                                          Anti-Money Laundering
                               Insurance Company                                               Officer

                               Ameriprise Auto & Home Insurance                                Anti-Money Laundering
                               Agency Inc.                                                     Officer

                               Ameriprise Certificate Company                                  Anti-Money Laundering
                                                                                               Officer

                               Ameriprise Financial Inc.                                       Anti-Money Laundering

                               Ameriprise Financial Services,                                  Anti-Money Laundering
                               Inc.                                                            Officer

                               Boston Equity General                                           Anti-Money Laundering
                               Partner LLC                                                     Officer

                               IDS Capital Holdings Inc.                                       Anti-Money Laundering
                                                                                               Officer

                               IDS Life Insurance Company                                      Anti-Money Laundering
                                                                                               Officer

                               IDS Management Corporation                                      Anti-Money Laundering
                                                                                               Officer

                               RiverSource Distributors Inc.                                   Anti-Money Laundering
                                                                                               Officer

                               RiverSource Service Corporation                                 Anti-Money Laundering
                                                                                               Officer

Ward D. Armstrong              Ameriprise Express Asset                                        Director
Director and Senior            Management International Inc.
Vice President

                               Ameriprise Financial Inc.                                       Senior Vice President -
                                                                                               Retirement Services and
                                                                                               Asset Management Group

                               Ameriprise Financial                                            Senior Vice President -
                               Services Inc.                                                   Retirement Services and
                                                                                               Asset Management Group

                               Ameriprise Trust                                                Director and Chairman of
                               Company                                                         the Board

                               Kenwood Capital Management LLC                                  Manager

John M. Baker                  Ameriprise Financial Inc.                                       Vice President - Plan Sponsor
Vice President                                                                                 Services

                               Ameriprise Financial                                            Vice President - Chief Client
                               Services Inc.                                                   Service Officer

                               Ameriprise Trust                                                Director and Senior Vice President
                               Company

Dimitris Bertsimas             None                                                            None
Vice President and Senior
Portfolio Manager

Walter S. Berman               Advisory Capital Partners LLC                                   Treasurer
Treasurer
                               Advisory Capital Strategies                                     Treasurer
                               Group Inc.

                               Advisory Convertible Arbitrage                                  Treasurer
                               LLC

                               Advisory Select LLC                                             Treasurer

                               American Centurion Life                                         Vice President and Treasurer
                               Assurance Company

                               American Enterprise Life                                        Vice President and Treasurer
                               Insurance Company

                               American Enterprise REO 1, LLC                                  Treasurer

                               American Express Asset Management                               Treasurer
                               International, Inc.

                               American Express                                                Vice President and Treasurer
                               Financial Advisors Services
                               Japan Inc.

                               American Express Insurance                                      Treasurer
                               Agency of Alabama Inc.

                               American Express Insurance                                      Treasurer
                               Agency of Arizona Inc.

                               American Express Insurance                                      Treasurer
                               Agency of Idaho Inc.

                               American Express Insurance                                      Treasurer
                               Agency of Maryland Inc.

                               American Express Insurance                                      Treasurer
                               Agency of Massachusetts Inc.

                               American Express Insurance                                      Treasurer
                               Agency of Nevada Inc.

                               American Express Insurance                                      Treasurer
                               Agency of New Mexico Inc.

                               American Express Insurance                                      Treasurer
                               Agency of Oklahoma Inc.

                               American Express Insurance                                      Treasurer
                               Agency of Wyoming Inc.

                               American Express Property                                       Treasurer
                               Casualty Insurance Agency
                               of Kentucky Inc.

                               American Express Property                                       Treasurer
                               Casualty Insurance Agency
                               of Maryland Inc.

                               American Express Property                                       Treasurer
                               Casualty Insurance Agency
                               of Pennsylvania Inc.

                               American Partners Life                                          Vice President and Treasurer
                               Insurance Company

                               Ameriprise Auto & Home Insurance                                Treasurer
                               Agency Inc.

                               Ameriprise Certificate Company                                  Treasurer

                               Ameriprise Financial Inc.                                       Executive Vice President and
                                                                                               Chief Financial

                               Ameriprise Financial                                            Director
                               Services Inc.

                               Ameriprise Insurance Company                                    Treasurer

                               AMEX Assurance Company                                          Treasurer

                               Boston Equity General                                           Treasurer
                               Partner LLC

                               IDS Cable Corporation                                           Treasurer

                               IDS Cable II Corporation                                        Treasurer

                               IDS Capital Holdings Inc.                                       Treasurer

                               IDS Life Insurance Company                                      Vice President and Treasurer

                               IDS Life Insurance Company                                      Vice President and Treasurer
                               of New York

                               IDS Management Corporation                                      Treasurer

                               IDS Partnership Services                                        Treasurer
                               Corporation

                               IDS Property Casualty                                           Treasurer
                               Insurance Company

                               IDS Realty Corporation                                          Treasurer

                               IDS REO 1, LLC                                                  Treasurer

                               IDS REO 2, LLC                                                  Treasurer

                               Investors Syndicate                                             Vice President and Treasurer
                               Development Corp.

                               Kenwood Capital                                                 Treasurer
                               Management LLC

                               RiverSource Service Corporation                                 Treasurer

                               RiverSource Tax Advantaged                                      Treasurer
                               Investments Inc.

                               Threadneedle Asset Management                                   Director
                               Holdings LTD

Richard N. Bush                Advisory Capital Partners LLC                                   Senior Vice President - Corporate Tax
Senior Vice President -
Corporate Tax
                               Advisory Capital Strategies                                     Senior Vice President - Corporate Tax
                               Group Inc.

                               Advisory Convertible Arbitrage                                  Senior Vice President - Corporate Tax
                               LLC

                               American Centurion Life                                         Senior Vice President - Corporate Tax
                               Assurance Company

                               American Enterprise Investment                                  Senior Vice President - Corporate Tax
                               Services Inc

                               American Enterprise Life                                        Senior Vice President - Corporate Tax
                               Insurance Company

                               American Enterprise REO 1 LLC                                   Senior Vice President - Corporate Tax

                               American Express Asset                                          Senior Vice President - Corporate Tax
                               Management International Inc

                               American Express Financial                                      Senior Vice President - Corporate Tax
                               Advisors Japan Inc.

                               American Express Insurance                                      Senior Vice President - Corporate Tax
                               Agency of Alabama Inc.

                               American Express Insurance                                      Senior Vice President - Corporate Tax
                               Agency of Arizona Inc.

                               American Express Insurance                                      Senior Vice President - Corporate Tax
                               Agency of Idaho Inc.

                               American Express Insurance                                      Senior Vice President - Corporate Tax
                               Agency of Maryland Inc.

                               American Express Insurance                                      Senior Vice President - Corporate Tax
                               Agency of Massachusetts Inc.

                               American Express Insurance                                      Senior Vice President - Corporate Tax
                               Agency of Nevada Inc.

                               American Express Insurance                                      Senior Vice President - Corporate Tax
                               Agency of New Mexico Inc

                               American Express Insurance                                      Senior Vice President - Corporate Tax
                               Agency of Oklahoma Inc.

                               American Express Insurance                                      Senior Vice President - Corporate Tax
                               Agency of Wyoming Inc.

                               American Express Property                                       Senior Vice President - Corporate Tax
                               Casualty Insurance Agency of
                               Kentucky Inc.

                               American Express Property                                       Senior Vice President - Corporate Tax
                               Casualty Insurance Agency of
                               Maryland Inc.

                               American Express Property                                       Senior Vice President - Corporate Tax
                               Casualty Insurance Agency of
                               Pennsylvania Inc.

                               American Partners Life                                          Senior Vice President - Corporate Tax
                               Insurance Company

                               Ameriprise Financial Inc.                                       Senior Vice President - Corporate Tax

                               Ameriprise Financial Services                                   Senior Vice President - Corporate Tax
                               Inc.

                               Ameriprise Insurance Company                                    Senior Vice President - Corporate Tax

                               AMEX Assurance Company                                          Senior Vice President - Corporate Tax

                               Boston Equity General Partner LLC                               Senior Vice President - Corporate Tax

                               IDS Cable Corporation                                           Senior Vice President - Corporate Tax

                               IDS Cable II Corporation                                        Senior Vice President - Corporate Tax

                               IDS Capital Holdings Inc.                                       Senior Vice President - Corporate Tax

                               IDS Futures Corporation                                         Senior Vice President - Corporate Tax

                               IDS Life Insurance Company                                      Senior Vice President - Corporate Tax

                               IDS Life Insurance Company of                                   Senior Vice President - Corporate Tax
                               New York

                               IDS Management Corporation                                      Senior Vice President - Corporate Tax

                               IDS Property Casualty Insurance                                 Senior Vice President - Corporate Tax
                               Company

                               IDS Realty Corporation                                          Senior Vice President - Corporate Tax

                               IDS REO 1 LLC                                                   Senior Vice President - Corporate Tax

                               IDS REO 2 LLC                                                   Senior Vice President - Corporate Tax

                               RiverSource Service Corporation                                 Senior Vice President - Corporate Tax

                               Riversource Tax Advantaged                                      Senior Vice President - Corporate Tax
                               Investments Inc.

Kevin J. Callahan              None                                                            None
Vice President

Ted S. Dryden                  Ameriprise Certificate Company                                  Chief Compliance Officer
Acting Chief Compliance
Officer                        Kenwood Capital Management LLC                                  Acting Chief Compliance Officer

Robert D. Ewing                Advisory Capital Strategies                                     Vice President
Vice President and Senior      Group Inc.
Portfolio Manager
                               Boston Equity General                                           Vice President
                               Partner LLC

Peter A. Gallus                Advisory Capital Partners LLC                                   President, Chief Operating Officer
Senior Vice President,                                                                         and Chief Compliance Officer
Chief Operating Officer
and Assistant Treasurer        Advisory Capital Strategies                                     Director, President, Chief Operating
                               Group Inc.                                                      Officer and Chief Compliance Officer

                               Advisory Convertible
                               Arbitrage LLC                                                   President, Chief Operating Officer
                                                                                               and Chief Compliance Officer

                               Advisory Select LLC                                             Vice President and Chief
                                                                                               Compliance Officer

                               American Express Asset                                          Assistant Treasurer
                               Management International, Inc.

                               Ameriprise Financial Inc.                                       Vice President - Investment
                                                                                               Administration

                               Ameriprise Financial                                            Vice President - CAO
                               Services Inc.                                                   Investment Management

                               Boston Equity General                                           President, Chief Operating Officer
                               Partner LLC                                                     and Chief Compliance Officer

                               IDS Capital Holdings Inc.                                       Vice President and Controller

                               Kenwood Capital Management LLC                                  Manager

Jim Hamalainen                 American Centurion Life Assurance Company                       Vice President - Investments
Vice President - Asset
Liability Management           American Enterprise Life Insurance Company                      Vice President - Investments

                               American Partners Life Insurance Company                        Vice President - Investments

                               Ameriprise Financial Inc.                                       Assistant Treasurer

                               IDS Life Insurance Company                                      Vice President - Investments

                               IDS Life Insurance Company of New York                          Vice President - Investments

James C. Jackson               None                                                            None
Vice President and Senior
Portfolio Manager

Christopher P. Keating         Ameriprise Trust Company                                        Director
Head of Institutional Sales,
Client Service and
Consultant Relationships

Michelle M. Keeley             American Centurion Life                                         Vice President-Investments
Director and Executive Vice    Assurance Company
President - Equity and
Fixed Income                   American Enterprise Life                                        Vice President-Investments
                               Insurance Company

                               American Express                                                Director
                               Asset Management
                               International Inc.

                               American Partners Life                                          Vice President-Investments
                               Insurance Company

                               Ameriprise                                                      Vice President-Investments
                               Certificate Company

                               Ameriprise Financial Inc.                                       Executive Vice President-Equity and
                                                                                               Fixed Income

                               Ameriprise Financial                                            Executive Vice President-Equity and
                               Services Inc.                                                   Fixed Income

                               Ameriprise Insurance Company                                    Vice President-Investments

                               AMEX Assurance Company                                          Vice President-Investments

                               IDS Life Insurance Company                                      Vice President-Investments

                               IDS Property Casualty Insurance                                 Vice President-Investments
                               Company

                               Kenwood Capital Management LLC                                  Manager

Brian J. McGrane               Advisory Capital Partners LLC                                   Vice President and Chief Financial
Vice President and                                                                             Officer
Chief Financial Officer        Advisory Capital                                                Vice President and Chief Financial
                               Strategies Group Inc.                                           Officer

                               Advisory Convertible                                            Vice President and Chief Financial
                               Arbitrage LLC                                                   Officer

                               Advisory Select LLC                                             Vice President and Chief Financial
                                                                                               Officer

                               American Enterprise Life                                        Director, Executive Vice President
                               Life Insurance Company                                          and Chief Financial Officer

                               American Express Asset                                          Vice President and Chief Financial
                               Management International Inc.                                   Officer

                               Ameriprise                                                      Vice President and Chief Financial
                               Certificate Company                                             Officer

                               Ameriprise Financial Inc.                                       Senior Vice President and Lead
                                                                                               Financial Officer Finance

                               Ameriprise Financial                                            Vice President and Lead
                               Services Inc.                                                   Financial Officer Finance

                               Ameriprise Trust Company                                        Director

                               Boston Equity General                                           Vice President and Chief Financial
                               Partner LLC                                                     Officer

                               IDS Life Insurance Company                                      Director, Executive Vice President
                                                                                               and Chief Financial Officer

Thomas R. Moore                American Centurion Life                                         Secretary
Secretary                      Assurance Company

                               American Enterprise Investment                                  Secretary
                               Services Inc.

                               American Enterprise Life                                        Secretary
                               Insurance Company

                               American Enterprise REO 1 LLC                                   Secretary

                               American Express Insurance                                      Secretary
                               Agency of Alabama Inc.

                               American Express Insurance                                      Secretary
                               Agency of Arizona Inc.

                               American Express Insurance                                      Secretary
                               Agency of Idaho Inc.

                               American Express Insurance                                      Secretary
                               Agency of Maryland Inc.

                               American Express Insurance                                      Secretary
                               Agency of Massachusetts Inc.

                               American Express Insurance                                      Secretary
                               Agency of Nevada Inc.

                               American Express Insurance                                      Secretary
                               Agency of New Mexico Inc.

                               American Express Insurance                                      Secretary
                               Agency of Oklahoma Inc.

                               American Express Insurance                                      Secretary
                               Agency of Wyoming Inc.

                               American Partners Life                                          Secretary
                               Insurance Company

                               Ameriprise Financial Inc.                                       Secretary

                               Ameriprise Financial                                            Secretary
                               Services Inc.

                               Ameriprise Trust Company                                        Secretary

                               IDS Cable Corporation                                           Secretary

                               IDS Cable II Corporation                                        Secretary

                               IDS Capital Holdings Inc.                                       Secretary

                               IDS Life Insurance Company                                      Secretary

                               IDS Life Insurance Company                                      Secretary
                               of New York

                               IDS Management Corporation                                      Secretary

                               IDS Realty Corporation                                          Secretary

                               IDS REO 1 LLC                                                   Secretary

                               IDS REO 2 LLC                                                   Secretary

                               Investors Syndicate                                             Secretary
                               Development Corporation

                               RiverSource Distributors Inc.                                   Secretary

                               RiverSource Service Corporation                                 Secretary

                               RiverSource Tax Advantaged                                      Secretary
                               Investments Inc.

Thomas W. Murphy               American Centurion Life                                         Vice President - Investments
Vice President and Senior      Assurance Company
Sector Manager
                               American Enterprise Life                                        Vice President - Investments
                               Insurance Company

                               American Partners Life                                          Vice President - Investments
                               Insurance Company

                               Ameriprise Certificate Company                                  Vice President - Investments

                               Ameriprise Insurance Company                                    Vice President - Investments

                               AMEX Assurance Company                                          Vice President - Investments

                               IDS Life Insurance Company                                      Vice President - Investments

                               IDS Life Insurance Company                                      Vice President - Investments
                               of New York

                               IDS Property Casualty                                           Vice President - Investments
                               Insurance Company

Patrick T. Olk                 None                                                            None
Vice President

Benji Orr                      Advisory Capital Partners LLC                                   Deputy Anti-Money Laundering
Deputy Anti-Money                                                                              Officer
Laundering
Officer                        Advisory Capital Strategies Group                               Deputy Anti-Money Laundering
                               Inc.                                                            Officer

                               Advisory Convertible Arbitrage                                  Deputy Anti-Money Laundering
                               LLC                                                             Officer

                               Advisory Select LLC                                             Deputy Anti-Money Laundering
                                                                                               Officer

                               American Enterprise Investment                                  Deputy Anti-Money Laundering
                               Services Inc                                                    Officer

                               American Enterprise Life                                        Deputy Anti-Money Laundering
                               Insurance Company                                               Officer

                               American Enterprise REO 1 LLC                                   Deputy Anti-Money Laundering
                                                                                               Officer

                               American Express Asset Management                               Deputy Anti-Money Laundering
                               International Inc.                                              Officer

                               American Express Insurance Agency                               Deputy Anti-Money Laundering
                               of Alabama Inc.                                                 Officer

                               American Express Insurance Agency                               Deputy Anti-Money Laundering
                               of Arizona Inc.                                                 Officer

                               American Express Insurance Agency                               Deputy Anti-Money Laundering
                               of Idaho Inc.                                                   Officer

                               American Express Insurance Agency                               Deputy Anti-Money Laundering
                               of Maryland Inc.                                                Officer

                               American Express Insurance Agency                               Deputy Anti-Money Laundering
                               of Massachusetts Inc.                                           Officer

                               American Express Insurance Agency                               Deputy Anti-Money Laundering
                               of Nevada Inc.                                                  Officer

                               American Express Insurance Agency                               Deputy Anti-Money Laundering
                               of New Mexico Inc.                                              Officer

                               American Express Insurance Agency                               Deputy Anti-Money Laundering
                               of Oklahoma Inc.                                                Officer

                               American Express Insurance Agency                               Deputy Anti-Money Laundering
                               of Texas Inc.                                                   Officer

                               American Express Insurance Agency                               Deputy Anti-Money Laundering
                               of Wyoming Inc.                                                 Officer

                               American Partners Life Insurance                                Deputy Anti-Money Laundering
                               Company                                                         Officer

                               Ameriprise Auto & Home Insurance                                Deputy Anti-Money Laundering
                               Agency Inc.                                                     Officer

                               Ameriprise Certificate Company                                  Deputy Anti-Money Laundering
                                                                                               Officer

                               Ameriprise Financial Inc.                                       Deputy Anti-Money Laundering
                                                                                               Officer

                               Ameriprise Financial Services,                                  Deputy Anti-Money Laundering
                               Inc.                                                            Officer

                               Boston Equity General Partner LLC                               Deputy Anti-Money Laundering
                                                                                               Officer

                               IDS Capital Holdings Inc.                                       Deputy Anti-Money Laundering
                                                                                               Officer

                               IDS Life Insurance Company                                      Deputy Anti-Money Laundering
                                                                                               Officer

                               IDS Management Corporation                                      Deputy Anti-Money Laundering
                                                                                               Officer

                               RiverSource Distributors Inc.                                   Deputy Anti-Money Laundering
                                                                                               Officer

                               RiverSource Service Corporation                                 Deputy Anti-Money Laundering
                                                                                               Officer

Jennifer L. Ponce De Leon      None                                                            None
Vice President and Senior
Sector Manager High Yield

Warren E. Spitz                None                                                            None
Vice President and Senior
Portfolio Manager

Nainoor C. "Nick" Thakore      Advisory Capital Strategies                                     Vice President
Vice President and Senior      Group, Inc.
Portfolio Manager
                               Boston Equity General                                           Vice President
                               Partner LLC

William F. "Ted" Truscott      Advisory Capital Strategies                                     Director
President, Chairman of the     Group Inc.
Board and Chief Investment
Officer                        American Express Asset                                          Director
                               Management International, Inc.

                               Ameriprise Certificate Company                                  Director, President and Chief
                                                                                               Executive Officer

                               Ameriprise Financial Inc.                                       President - U.S. Asset Management
                                                                                               and Chief Investment Officer

                               Ameriprise Financial                                            Senior Vice President and
                               Services Inc.                                                   Chief Investment Officer

                               IDS Capital Holdings Inc.                                       Director and President

                               Kenwood Capital Management LLC                                  Manager

                               RiverSource Distributors, Inc.                                  Director

                               Threadneedle Asset Management                                   Director
                               Holdings LTD

* Unless otherwise noted, address is 70100 Ameriprise Financial Center, Minneapolis, MN 55474.

Item 27. Principal Underwriters.

(a) Ameriprise Financial Services, Inc. and RiverSource Distributors Inc. act as principal underwriters for the following investment companies:

          AXP Stock Series, Inc.; RiverSource California Tax-Exempt Trust;
          RiverSource Bond Series, Inc.; RiverSource Dimensions Series, Inc.;
          RiverSource Diversified Income Series, Inc.; RiverSource Equity
          Series, Inc.; RiverSource Global Series, Inc.; RiverSource Government
          Income Series, Inc.; RiverSource High Yield Income Series, Inc.;
          RiverSource Income Series, Inc.; RiverSource International Managers
          Series, Inc.; RiverSource International Series, Inc.; RiverSource
          Investment Series, Inc.; RiverSource Large Cap Series, Inc.;
          RiverSource Managers Series, Inc.; RiverSource Market Advantage
          Series, Inc.; RiverSource Money Market Series, Inc.; RiverSource
          Retirement Series Trust; RiverSource Sector Series, Inc.;
          RiverSource Selected Series, Inc.; RiverSource Special Tax-Exempt
          Series Trust; RiverSource Strategic Allocation Series; Inc.,
          RiverSource Strategy Series, Inc.; RiverSource Tax-Exempt Income
          Series, Inc.; RiverSource Tax-Exempt Money Market Series, Inc.;
          RiverSource Tax-Exempt Series, Inc.; Ameriprise Certificate Company.

(b)  As to each director, officer or partner of the principal underwriter:
         Name and Principal                        Position and Offices with                 Offices with Registrant
         Business Address(1)                       Underwriters
         Neysa M. Alecu                            Anti-Money Laundering Officer(2),(3)      Anti-Money Laundering Officer

         Gumer C. Alvero                           Senior Vice President - Annuities(2)      None
                                                   Director(3)

         Ward D. Armstrong                         Senior Vice President -                   None
                                                   Retirement Services and
                                                   Asset Management Group(2)
                                                   None(3)

         John M. Baker                             Vice President - Chief                    None
                                                   Client Service Officer(2)
                                                   None(3)

         Timothy V. Bechtold                       Senior Vice President -                   None
                                                   Life and Health Insurance(2)
                                                   Director(3)

         Arthur H. Berman                          Senior Vice President and Treasurer(2)    None
                                                   None(3)

         Walter S. Berman                          Director(2)                               Treasurer
                                                   None(3)

         Leslie H. Bodell                          Vice President - Technologies I(2)        None
                                                   None(3)

         Rob Bohli                                 Group Vice President -                    None
         10375 Richmond Avenue #600                South Texas(2)
         Houston, TX 77042                         None(3)

         Walter K. Booker                          Group Vice President -                    None
         61 South Paramus Road                     New Jersey(2)
         Mack-Cali Office Center IV,               None(3)
         3rd Floor
         Paramus, NJ 07652

         Bruce J. Bordelon                         Group Vice President -                    None
         1333 N. California Blvd.,                 Northern California(2)
         Suite 200                                 None(3)
         Walnut Creek, CA 94596

         Randy L. Boser                            Vice President - Mutual Fund              None
                                                   Business Development(2)
                                                   None(3)

         Richard N. Bush                           Senior Vice President -                   None
                                                   Corporate Tax(2)
                                                   None(3)

         Kenneth J. Ciak                           Vice President and                        None
         IDS Property Casualty                     General Manager - IDS
         1400 Lombardi Avenue                      Property Casualty(2)
         Green Bay, WI 54304                       None(3)

         Paul A. Connolly                          Vice President - RL HR/US Retail(2)       None
                                                   None(3)

         James M. Cracchiolo                       Director and Chairman of                  None
                                                   the Board(2)
                                                   None(3)

         Scott M. DiGiammarino                     Group Vice President -                    None
         Suite 500, 8045 Leesburg                  Washington D.C./Baltimore(2)
         Pike                                      None(3)
         Vienna, VA 22182

         Paul James Dolan                          Vice President - CAO Product Sales(2)     None
                                                   Chief Operating Officer and Chief
                                                   Administrative Officer(3)

         William J. Emptage                        Vice President - Strategic Planning(2)    None
                                                   None(3)

         Denise G. Ferguson                        Vice President - Government Affairs(2)    None
                                                   None(3)

         Benjamin R. Field                         Vice President - Finance                  None
                                                   Education and Planning Services(2)
                                                   None(3)

         Giunero Floro                             Vice President - Creative                 None
                                                   Services(2)
                                                   None(3)

         Terrence J. Flynn                         Vice President - Brokerage &              None
                                                   Clearing Operations(2)
                                                   None(3)

         Jeffrey P. Fox                            Vice President - Investment               Treasurer
                                                   Accounting(2)
                                                   Chief Financial Officer and Treasurer(3)

         Laura C. Gagnon                           Vice President - Investor Relations(2)    None
                                                   None(3)

         Peter A. Gallus                           Vice President - CAO - Ameriprise         None
                                                   Financial Services Investment
                                                   Management(2)
                                                   None(3)

         Gary W. Gassmann                          Group Vice President -                    None
         2677 Central Park Boulevard               Detroit Metro(2)
         Suite 350                                 None(3)
         Southfield, MN 48076

         John C. Greiber                           Group Vice President -                    None
                                                   Minnesota/Iowa(2)
                                                   None(3)

         Martin T. Griffin                         Vice President and National Sales         None
                                                   Manager External Channel(2)
                                                   President - Outside Distribution(3)

         Steven Guida                              Vice President -                          None
                                                   New Business and Service(2)
                                                   None(3)

         Teresa A. Hanratty                        Senior Vice President -                   None
         Suites 6&7                                Field Management(2)
         169 South River Road                      None(3)
         Bedford, NH 03110

         Janis K. Heaney                           Vice President -                          None
                                                   Incentive Management(2)
                                                   None(3)

         Brian M. Heath                            Director, Chief Executive Officer         None
         Suite 150                                 and President(2)
         801 E. Campbell Road                      None(3)
         Richardson, TX 75081

         Jon E. Hjelm                              Group Vice President -                    None
         655 Metro Place South                     Ohio Valley(2)
         Suite 570                                 None(3)
         Dublin, OH 43017

         David X. Hockenberry                      Group Vice President -                    None
         830 Crescent Centre Drive                 MidSouth(2)
         Suite 490                                 None(3)
         Franklin, TN 37067-7217

         Kelli A. Hunter                           Executive Vice President -                None
                                                   Human Resources(2)
                                                   None(3)

         Debra A. Hutchinson                       Vice President - Technologies I(2)        None
                                                   None(3)

         Theodore M. Jenkin                        Group Vice President -                    None
         6000 Freedom Square Drive                 Steel Cities(2)
         Suite 300                                 None(3)
         Cleveland, OH 44131

         James M. Jensen                           Vice President -                          None
                                                   Compensation and Licensing
                                                   Services(2)
                                                   None(3)

         Gregory C. Johnson                        Group Vice President -                    None
         4 Atrium Drive, #100                      Upstate New York/Vermont(2)
         Albany, NY 12205                          None(3)

         Jody M. Johnson                           Group Vice President -                    None
                                                   Twin Cities Metro(2)
                                                   None(3)

         Nancy E. Jones                            Vice President - Advisor                  None
                                                   Marketing(2)
                                                   None(3)

         William A. Jones                          Vice President - Technologies III(2)      None
                                                   None(3)

         John C. Junek                             Senior Vice President and                 None
                                                   General Counsel(2)
                                                   None(3)

         Michelle M. Keeley                        Executive Vice President -                Vice President - Investments
                                                   Equity and Fixed Income(2)
                                                   None(3)

         Raymond G. Kelly                          Group Vice President -                    None
         Suite 250                                 Northern Texas(2)
         801 East Campbell Road                    None(3)
         Richardson, TX 75081

         Lori J. Larson                            Vice President - Advisor                  None
                                                   Field Force Growth and
                                                   Retention(2)
                                                   None(3)

         Daniel E. Laufenberg                      Vice President - Chief                    None
                                                   U.S. Economist(2)
                                                   None(3)

         Jane W. Lee                               Vice President - General                  None
                                                   Manager Platinum Active Financial
                                                   Services(2)
                                                   None(3)

         Catherine M. Libbe                        Vice President - Marketing                None
                                                   & Product Retirement Services(2)
                                                   None(3)

         Kurt W. Lofgren                           Vice President and Chief Compliance
                                                   Officer - U.S. Retail Distribution(2)
                                                   None(3)

         Diane D. Lyngstad                         Chief Financial Officer and               None
                                                   Vice President - Comp and
                                                   Licensing Services(2)
                                                   None(3)

         Timothy J. Masek                          Vice President -                          None
                                                   Fixed Income Research(2)
                                                   None(3)

         Frank A. McCarthy                         Vice President and General Manager -      None
                                                   External Products Group(2)
                                                   None(3)

         Brian J. McGrane                          Vice President and Lead Financial         Vice President and
                                                   Officer - Finance(2)                      Chief Financial Officer
                                                   None(3)

         Dean O. McGill                            Group Vice President -                    None
         11835 W. Olympic Blvd                     Los Angeles Metro(2)
         Suite 900 East                            None(3)
         Los Angeles, CA 90064

         Jeffrey McGregor                          Vice President and National               None
                                                   Sales Manager for Distribution(2)
                                                   President - Inside Distribution(3)

         Sarah M. McKenzie                         Senior Vice President - Managed and       None
                                                   Brokerage Products (BMP)(2)
                                                   None(3)

         Penny J. Meier                            Vice President - Business                 None
                                                   Transformation/Six Sigma(2)
                                                   None(3)

         Thomas R. Moore                           Secretary(2),(3)                          Secretary

         Rebecca A. Nash                           Vice President - Service                  None
                                                   Operations(2)
                                                   None(3)

         Thomas V. Nicolosi                        Group Vice President -                    None
         Suite 220                                 New York Metro Area(2)
         500 Mamaroneck Ave.                       None(3)
         Harrison, NY 10528

         Gregory A. Nordmeyer                      Vice President and General
                                                   Manager - External Products Group(2)      None
                                                   None(3)

         Patrick H. O'Connell                      Group Vice President -                    None
         Commerce Center One                       Southern New England(2)
         333 East River                            None(3)
         Hartford, CT 06108-4200

         Geoffery Oprandy                          Group Vice President - Southwest(2)       None
         11811 N. Tatum Blvd. Suite 1030           None(3)
         Phoenix, AZ 85028

         Benji Orr                                 Deputy Anti-Money Laundering              Deputy Anti-Money Laundering
                                                   Officer(2),(3)                            Officer

         Douglas J. Parish                         General Auditor(2)                        None
                                                   None(3)

         Kristi L. Petersen                        Vice President - One Account              None
                                                   and Cash(2)
                                                   None(3)

         Scott R. Plummer                          None(2)                                   None
                                                   Chief Counsel(3)

         John G. Poole                             Group Vice President -                    None
         14755 North Outer Forty Road              Gateway/Springfield(2)
         Suite 500                                 None(3)
         Chesterfield, MO 63017

         Larry M. Post                             Group Vice President -                    None
         2 Constitution Plaza                      New England(2)
         Charlestown, MA 02129                     None(3)

         Michael J. Rearden                        Group Vice President -                    None
         1800 S. Pine Island Road, Suite 510       Southern Florida(2)
         Plantation, FL 33324                      None(3)

         Ralph D. Richardson III                   Group Vice President -                    None
         Suite 100                                 Carolinas(2)
         5511 Capital Center Drive                 None(3)
         Raleigh, NC 27606

         Mark A. Riordan                           Senior Vice President and                 None
                                                   Chief Financial Officer(2)
                                                   None(3)

         Julie Ruether                             None(2)                                   None
                                                   Chief Compliance Officer(3)

         Mark E. Schwarzmann                       None(2)                                   None
                                                   Director, President and Chief
                                                   Executive Officer(3)

         Kim M. Sharan                             Executive Vice President and
                                                   Chief Marketing Officer(2)
                                                   None(3)

         Jacqueline M. Sinjem                      Vice President - Plan                     None
                                                   Sponsor Services(2)
                                                   None(3)

         Martin S. Solhaug                         Vice President - International            None
                                                   Comp and Benefits(2)
                                                   None(3)

         Albert L. Soule                           Group Vice President -                    None
         6925 Union Park Center                    Western Frontier(2)
         Suite 200                                 None(3)
         Midvale, UT 84047

         Bridget M. Sperl                          Senior Vice President -                   None
                                                   Client Service Organization(2)
                                                   None(3)

         Kathy Stalwick                            Vice President(2)                         None
                                                   None(3)

         Paul J. Stanislaw                         Group Vice President -                    None
         Suite 1100                                Southern California/Hawaii(2)
         Two Park Plaza                            None(3)
         Irvine, CA 92614

         Lisa A. Steffes                           Vice President -                          None
                                                   Marketing Officer
                                                   Development(2)
                                                   None(3)

         David K. Stewart                          Vice President and Controller(2)          Vice President, Controller
                                                   None(3)                                   and Chief Accounting Officer

         Jeffrey J. Stremcha                       Vice President - Technologies I(2)        None
                                                   None(3)

         John T. Sweeney                           Vice President - Internal Reporting(2)    None
                                                   None(3)

         Joseph E. Sweeney                         Senior Vice President,                    None
                                                   General Manager - U.S. Brokerage
                                                   and Membership Banking(2)
                                                   None(3)

         Craig P. Taucher                          Group Vice President -                    None
         Suite 150                                 Georgia/North Florida(2)
         4190 Belfort Rd.                          None(3)
         Jackonville, FL 32216

         Neil G. Taylor                            Group Vice President -                    None
         601 108th Ave North East                  Pacific Northwest(2)
         Suite 1800                                None(3)
         Bellevue, WA 98004-5902

         William F. "Ted" Truscott                 Senior Vice President and                 Board member and
                                                   Chief Investment Officer(2)               Vice President
                                                   Director(3)

         George F. Tsafaridis                      Vice President - Quality &                None
                                                   Service Support(2)
                                                   None(3)

         Janet M. Vandenbark                       Group Vice President -                    None
         3951 Westerre Parkway, Suite 250          Virginia(2)
         Richmond, VA 23233                        None(3)

         Ramanathan Venkataramanan                 Vice President - Technologies III(2)      None
                                                   None(3)

         Peter S. Velardi                          Senior Vice President -                   None
                                                   Field Management(2)
                                                   None(3)

         Andrew O. Washburn                        Vice President -                          None
                                                   Mutual Fund Marketing(2)
                                                   None(3)

         Donald F. Weaver                          Group Vice President -                    None
         3500 Market Street,                       Eastern Pennsylvania/
         Suite 200                                 Delaware(2)
         Camp Hill, PA 17011                       None(3)

         Phil Wentzel                              Vice President - Finance(2)               None
                                                   None(3)

         Robert K. Whalen                          Group Vice President -                    None
         939 West North Ave                        Chicago Metro(2)
         Chicago, IL 60606                         None(3)

         Jeffrey A. Williams                       Senior Vice President -                   None
                                                   Cross-Sell/Strategic
                                                   Management(2)
                                                   None(3)

         William J. Williams                       Senior Vice President -                   None
                                                   Field Management(2)
                                                   None(3)

         Dianne L. Wilson                          Vice President - Insurance                None
                                                   Operations(2)
                                                   None(3)

         Gayle W. Winfree                          Group Vice President -                    None
         1 Galleria Blvd. Suite 1900               Delta States(2)
         Metairie, LA 70001                        None(3)

         Michael R. Woodward                       Senior Vice President -                   None
         32 Ellicott St                            Field Management(2)
         Suite 100                                 None(3)
         Batavia, NY 14020

         John R. Woerner                           Senior Vice President - Strategic         None
                                                   Planning and Business Development(2)
                                                   None(3)

(1)  Business address is: 70100 Ameriprise Financial Center, Minneapolis, MN
     55474 unless otherwise noted.

(2)  Position and Offices with Ameriprise Financial Services, Inc.

(3)  Position and Offices with RiverSource Distributors Inc.

Item 27 (c).   Not Applicable.

Item 28.       Location of Accounts and Records

               Ameriprise Financial, Inc.
               70100 Ameriprise Financial Center
               Minneapolis, MN  55474

Item 29.       Management Services

               Not Applicable.

Item 30.       Undertakings

               Not Applicable.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant, RIVERSOURCE MARKET ADVANTAGE SERIES, INC., certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, and the State of Minnesota on the 28th day of March, 2007.

RIVERSOURCE MARKET ADVANTAGE SERIES, INC.


By   /s/ Patrick T. Bannigan
         -------------------
         Patrick T. Bannigan
         President

By   /s/ Jeffrey P. Fox
         ------------------
         Jeffrey P. Fox
         Treasurer

Pursuant to the requirements of the Securities Act, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 28th day of March, 2007.

Signature                           Capacity

     /s/ Stephen R. Lewis, Jr.*     Chair of the Board
     --------------------------
         Stephen R. Lewis, Jr.

     /s/ Kathleen A. Blatz*         Director
     ----------------------
         Kathleen A. Blatz

     /s/ Arne H. Carlson*           Director
     --------------------
         Arne H. Carlson

     /s/ Patricia M. Flynn*         Director
     ----------------------
         Patricia M. Flynn

     /s/ Anne P. Jones*             Director
     ------------------
         Anne P. Jones

     /s/ Jeffrey Laikind*           Director
     --------------------
         Jeffrey Laikind

     /s/ Catherine James Paglia*    Director
     ---------------------------
         Catherine James Paglia

     /s/ Alison Taunton-Rigby*      Director
     -------------------------
         Alison Taunton-Rigby

     /s/ William F. Truscott*       Director
     ------------------------
         William F. Truscott

* Signed pursuant to Directors Power of Attorney, dated Dec. 5, 2006, filed electronically herewith as Exhibit (q)(1) to Registrant's Post-Effective Amendment No. 37 to Registration Statement No. 33-30770, by:

     /s/ Scott R. Plummer
     --------------------
         Scott R. Plummer

  Contents of this Post-Effective Amendment No. 37 to Registration Statement
                                 No. 33-30770

This Post-Effective Amendment comprises the following papers and documents:

The facing sheet.

Part A.

         The prospectuses for:

         RiverSource Portfolio Builder Conservative Fund.
         RiverSource Portfolio Builder Moderate Conservative Fund. RiverSource Portfolio Builder Moderate Fund.
         RiverSource Portfolio Builder Moderate Aggressive Fund.
         RiverSource Portfolio Builder Aggressive Fund.
         RiverSource Portfolio Builder Total Equity Fund.
         RiverSource Small Company Index Fund.
         RiverSource S&P 500 Index Fund.

Part B.

         Statement of Additional Information.
         Financial Statements.

Part C.

Other information.

The signatures.